UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

JPMorgan Access Funds

December 31, 2022 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 13, 2023 (Unaudited)

Dear Shareholder,

Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities.”

— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.

Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.

Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.

Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.

Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.

Sincerely,

Brian S. Shlissel

President – J.P. Morgan Funds

J.P. Morgan Asset Management

1-800-480-4111 or www.jpmorganfunds.com for more information

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited)

Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Bond market returns were mixed as leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.

In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While U.S. unemployment rate remained historically low — hovering between 3.5% and 3.7% for the six-month period — by the end of 2022 data indicated some inflationary pressures had eased.

Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.

Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.

Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector. Globally, developed markets equities outperformed U.S. equity markets and emerging markets overall had negative returns. Emerging markets debt and higher yielding bonds largely outperformed investment grade fixed income assets.

For the six month period, the MSCI World Index returned 2.97% and the Bloomberg Global Aggregate Index — Hedged USD had a return of -2.38%.

2	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.60%
Bloomberg Global Aggregate Index — Hedged USD	(2.38)%
MSCI World Index (net total return)	2.97%
Access Balanced Composite Benchmark	0.89%

Net Assets as of 12/31/2022 (In Thousands)	$346,117

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, and underperformed the MSCI World Index (net total return), its broad-based equity benchmark, for the six months ended December 31, 2022.

The Fund’s underweight allocation to core fixed income and its overall allocation to equity drove its outperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, an all-fixed-income index. The Fund’s overall allocation to fixed income drove its underperformance relative to the MSCI World Index (net total return), an all-equity index.

The Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s security selection within core fixed income and developed international developed markets equity were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation to equity, particularly U.S. equity, and its allocation to extended credit were leading contributors to performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund remained overweight in equities throughout the period, though its equity allocation was trimmed over the past few months to add to its fixed income allocation amid higher bond yields. During the period, the U.S. remained the Fund’s largest regional allocation, and the Fund was underweight in Europe.

During the period, the Fund as underweight in fixed income, with a small position in high yield corporate bonds, which the portfolio managers added to modestly twice in 2022. The Fund’s portfolio managers maintained an allocation to high-quality core fixed income to help diversify equity risk in portfolios. The portfolio managers maintained the Fund’s allocation to alternative investments to help diversify against equity and interest rate volatility.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	41.3%
2.	Vanguard Total International Bond ETF	17.7
3.	JPMorgan Core Bond Fund Class R6 Shares	7.8
4.	JPMorgan BetaBuilders Europe ETF	6.2
5.	iShares 7-10 Year Treasury Bond ETF	3.8
6.	JPMorgan High Yield Fund Class R6 Shares	2.9
7.	JPMorgan BetaBuilders Japan ETF	2.3
8.	Lord Abbett Short Duration Income Fund Class F3 Shares	2.1
9.	JPMorgan BetaBuilders Canada ETF	2.0
10.	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF	1.7

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	42.4%
Fixed Income	37.1
International Equity	14.9
Alternative Assets	4.1
Short-Term Investments	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ETF	Exchange-Traded Fund

4	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		(3.99)%	(18.78)%	2.25%	3.86%
Without Sales Charge		0.54	(14.97)	3.19	4.34
CLASS C SHARES	January 4, 2010
With CDSC***		(0.79)	(16.41)	2.69	3.93
Without CDSC		0.21	(15.41)	2.69	3.93
CLASS I SHARES	September 30, 2009	0.60	(14.78)	3.45	4.61

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net total return), the S&P 500 Index and the Access Balanced Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net total return) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (55%), Bloomberg Global Aggregate Index (35%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (50%), Bloomberg U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Up through March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (50%), Bloomberg U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.72%
MSCI World Index (net total return)	2.97%
Bloomberg Global Aggregate Index — Hedged USD	(2.38)%
Access Growth Composite Benchmark	1.93%

Net Assets as of 12/31/2022 (In Thousands)	$408,036

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income, equity and alternative asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net total return), its broad-based equity benchmark, and outperformed the Bloomberg Global Aggregate Index – Hedged USD, its broad-based fixed income benchmark, for the six months ended December 31, 2022.

The Fund’s overall allocation to fixed income drove underperformance relative to the MSCI World Index (net total return), which is an all-equity index. The Fund’s underweight allocation to core fixed and its overall allocation to equity drove its outperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s security selection within core fixed income and developed non-U.S. market equity were leading detractors from performance relative to the composite benchmark. The Fund’s overweight allocation to equity, particularly U.S. equity, and its allocation to extended credit were leading contributors to performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund remained overweight in equities throughout the period, though the portfolio managers trimmed its equity allocation during the period to add to its fixed income allocation amid higher bond yields. During the period, the U.S. remained the Fund’s largest allocation across regions, and the Fund was underweight in Europe.

During the period, the Fund was underweight in fixed income and held a small position in high yield corporate bonds, which the portfolio managers increased modestly in 2022. The portfolio managers maintained an allocation to high-quality core fixed income to help diversify equity risk and maintained an allocation to alternative investments to help diversify against equity and interest rate volatility.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	42.5%
2.	SPDR S&P 500 ETF Trust	12.5
3.	JPMorgan BetaBuilders Europe ETF	7.6
4.	JPMorgan Core Bond Fund Class R6 Shares	4.8
5.	Vanguard Total International Bond ETF	4.7
6.	iShares MSCI EAFE ETF	3.1
7.	JPMorgan BetaBuilders Canada ETF	2.9
8.	JPMorgan High Yield Fund Class R6 Shares	2.9
9.	JPMorgan BetaBuilders Japan ETF	2.5
10.	Lord Abbett Short Duration Income Fund Class F3 Shares	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.0%
International Equity	21.0
Fixed Income	17.2
Alternative Assets	4.0
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

8	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		(2.92)%	(19.97)%	3.35%	5.18%
Without Sales Charge		1.65	(16.20)	4.30	5.67
CLASS C SHARES	January 4, 2010
With CDSC***		0.36	(17.61)	3.80	5.26
Without CDSC		1.36	(16.61)	3.80	5.26
CLASS I SHARES	September 30, 2009	1.72	(16.01)	4.57	5.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net total return), the S&P 500 Index and the Access Growth Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net total return) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan- European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid- cap stocks in developed markets. Net total return figures assume the reinvestment of dividends after deduction of withholding tax, applying the maximum rate to nonresident individual investors who do not benefit from double taxation treaties. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (75%), Bloomberg Global Aggregate Index (15%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (70%), Bloomberg U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2012 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net total return) (70%), Bloomberg U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)
Exchange-Traded Funds — 76.0%

Fixed Income — 22.4%

iShares 7-10 Year Treasury Bond ETF	138		13,256

iShares US Treasury Bond ETF	132		2,990

Vanguard Total International Bond ETF	1,292		61,291

Total Fixed Income			77,537

International Equity — 12.2%

JPMorgan BetaBuilders Canada ETF (a)	121		6,944

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	117		5,748

JPMorgan BetaBuilders Europe ETF (a)	442		21,452

JPMorgan BetaBuilders Japan ETF (a)	180		8,069

Total International Equity			42,213

U.S. Equity — 41.4%

iShares Core S&P 500 ETF	374		143,579

Total Exchange-Traded Funds (Cost $236,718)			263,329

Investment Companies — 20.0%

Alternative Assets — 4.1%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	554		5,553

Lumyna-Marshall Wace UCITS SICAV-Lumyna-MW Tops UCITS Fund (Luxembourg) *	25		5,250

Neuberger Berman Long Short Fund Class Institutional Shares	214		3,329

Total Alternative Assets			14,132

Fixed Income — 14.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,694		27,241

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	520		3,702

JPMorgan High Yield Fund Class R6 Shares (a)	1,634		10,034

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	291		3,049

Lord Abbett Short Duration Income Fund Class F3 Shares	1,927		7,399

Total Fixed Income			51,425

U.S. Equity — 1.0%

BlackRock Event Driven Equity Fund Class Institutional Shares	366		3,536

Total Investment Companies (Cost $71,549)			69,093

Common Stocks — 2.8%

Aerospace & Defense — 0.1%

Airbus SE (France)	1		75

BAE Systems plc (United Kingdom)	1		11

MTU Aero Engines AG (Germany)	—	(b)	26

INVESTMENTS	SHARES (000)		VALUE ($000)

Aerospace & Defense — continued

Safran SA (France)	1		133

			245

Air Freight & Logistics — 0.0% (c)

DSV A/S (Denmark)	—	(b)	37

Airlines — 0.0% (c)

Japan Airlines Co. Ltd. (Japan) *	—	(b)	4

Ryanair Holdings plc, ADR (Ireland) *	—	(b)	7

			11

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(b)	20

Denso Corp. (Japan)	1		25

Magna International, Inc. (Canada)	1		35

Stanley Electric Co. Ltd. (Japan)	1		13

Sumitomo Rubber Industries Ltd. (Japan)	1		7

			100

Automobiles — 0.0% (c)

Dr. Ing. h.c. F. Porsche AG (Preference) (Germany) *	—	(b)	28

Honda Motor Co. Ltd. (Japan)	—	(b)	9

Suzuki Motor Corp. (Japan)	1		19

Toyota Motor Corp. (Japan)	4		57

			113

Banks — 0.3%

ANZ Group Holdings Ltd. (Australia) *	1		23

BNP Paribas SA (France)	1		31

Close Brothers Group plc (United Kingdom)	1		7

DBS Group Holdings Ltd. (Singapore)	3		86

DNB Bank ASA (Norway)	5		96

Erste Group Bank AG (Austria)	—	(b)	13

HDFC Bank Ltd., ADR (India)	1		55

ING Groep NV (Netherlands)	6		73

Intesa Sanpaolo SpA (Italy)	8		17

Lloyds Banking Group plc (United Kingdom)	45		25

Mitsubishi UFJ Financial Group, Inc. (Japan)	5		30

National Bank of Canada (Canada)	1		49

Standard Chartered plc (United Kingdom)	2		15

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		17

Svenska Handelsbanken AB, Class A (Sweden)	3		35

UniCredit SpA (Italy)	—	(b)	7

United Overseas Bank Ltd. (Singapore)	4		89

			668

Beverages — 0.1%

Anheuser-Busch InBev SA (Belgium)	1		66

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Carlsberg A/S, Class B (Denmark)	1		78

Diageo plc (United Kingdom)	1		54

Heineken NV (Netherlands)	—	(b)	17

Kirin Holdings Co. Ltd. (Japan)	1		17

Pernod Ricard SA (France)	—	(b)	36

			268

Biotechnology — 0.0% (c)

BeiGene Ltd., ADR (China) *	—	(b)	46

Genmab A/S (Denmark) *	—	(b)	108

Innovent Biologics, Inc. (China) * (d)	3		11

			165

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		13

Daikin Industries Ltd. (Japan)	—	(b)	23

			36

Capital Markets — 0.1%

Bridgepoint Group plc (United Kingdom) (d)	4		10

Deutsche Boerse AG (Germany)	—	(b)	15

Euronext NV (Netherlands) (d)	1		45

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		25

Julius Baer Group Ltd. (Switzerland)	1		33

London Stock Exchange Group plc (United Kingdom)	1		103

Macquarie Group Ltd. (Australia)	—	(b)	25

Partners Group Holding AG (Switzerland)	—	(b)	12

XP, Inc., Class A (Brazil) *	1		10

			278

Chemicals — 0.1%

Air Liquide SA (France)	1		85

Akzo Nobel NV (Netherlands)	—	(b)	26

Asahi Kasei Corp. (Japan)	6		42

BASF SE (Germany)	1		25

Covestro AG (Germany) (d)	—	(b)	19

Givaudan SA (Registered) (Switzerland)	—	(b)	46

Johnson Matthey plc (United Kingdom)	1		25

Kansai Paint Co. Ltd. (Japan)	—	(b)	6

Shin-Etsu Chemical Co. Ltd. (Japan)	—	(b)	49

Sika AG (Registered) (Switzerland)	—	(b)	40

Sociedad Quimica y Minera de Chile SA, ADR (Chile)	—	(b)	15

Tosoh Corp. (Japan)	—	(b)	4

Umicore SA (Belgium)	1		24

			406

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — 0.0% (c)

Nokia OYJ (Finland)	4		18

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6		36

			54

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	2		18

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	3		14

Element Fleet Management Corp. (Canada)	3		44

Housing Development Finance Corp. Ltd. (India)	1		28

Mitsubishi HC Capital, Inc. (Japan)	3		12

			98

Diversified Telecommunication Services — 0.1%

Koninklijke KPN NV (Netherlands)	13		39

KT Corp. (South Korea) *	1		17

Nippon Telegraph & Telephone Corp. (Japan)	5		135

Singapore Telecommunications Ltd. (Singapore)	13		24

			215

Electric Utilities — 0.0% (c)

Enel SpA (Italy)	4		21

Iberdrola SA (Spain)	4		43

Orsted A/S (Denmark) (d)	—	(b)	17

			81

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	4		116

Legrand SA (France)	—	(b)	34

Mitsubishi Electric Corp. (Japan)	4		38

Nidec Corp. (Japan)	—	(b)	13

Prysmian SpA (Italy)	1		38

			239

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	2		111

Keyence Corp. (Japan)	—	(b)	73

Murata Manufacturing Co. Ltd. (Japan)	1		30

Omron Corp. (Japan)	—	(b)	14

			228

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	3		32

Entertainment — 0.0% (c)

NetEase, Inc. (China)	1		12

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3		15

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Scentre Group (Australia)	11		22

			37

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1		47

Welcia Holdings Co. Ltd. (Japan)	1		12

			59

Food Products — 0.1%

Barry Callebaut AG (Registered) (Switzerland)	—	(b)	22

Danone SA (France)	1		36

Nestle SA (Registered)	2		244

Wilmar International Ltd. (China)	13		40

			342

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	3		10

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(b)	14

Asahi Intecc Co. Ltd. (Japan)	—	(b)	5

Elekta AB, Class B (Sweden)	3		15

EssilorLuxottica SA (France)	1		140

Hoya Corp. (Japan)	—	(b)	18

Koninklijke Philips NV (Netherlands)	1		21

Siemens Healthineers AG (Germany) (d)	1		38

Straumann Holding AG (Registered) (Switzerland)	—	(b)	44

Terumo Corp. (Japan)	1		15

			310

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		26

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2		48

Oriental Land Co. Ltd. (Japan)	—	(b)	15

			63

Household Durables — 0.0% (c)

Panasonic Holdings Corp. (Japan)	3		26

Persimmon plc (United Kingdom)	1		16

Sony Group Corp. (Japan)	1		38

			80

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		47

Unicharm Corp. (Japan)	1		28

			75

INVESTMENTS	SHARES (000)		VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1		16

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(b)	20

Hitachi Ltd. (Japan)	—	(b)	15

Jardine Matheson Holdings Ltd. (Hong Kong)	1		26

Melrose Industries plc (United Kingdom)	17		27

Siemens AG (Registered) (Germany)	1		114

			202

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	13		146

Aon plc, Class A	—	(b)	30

AXA SA (France)	3		77

Definity Financial Corp. (Canada)	—	(b)	9

Direct Line Insurance Group plc (United Kingdom)	5		14

Manulife Financial Corp. (Canada)	1		26

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(b)	74

PICC Property & Casualty Co. Ltd., Class H (China)	24		23

Ping An Insurance Group Co. of China Ltd., Class H (China)	2		13

Sampo OYJ, Class A (Finland)	1		52

Storebrand ASA (Norway)	4		32

Sun Life Financial, Inc. (Canada)	1		50

Tokio Marine Holdings, Inc. (Japan)	2		51

Zurich Insurance Group AG (Switzerland)	—	(b)	54

			651

Interactive Media & Services — 0.0% (c)

Adevinta ASA (France) *	—	(b)	3

NAVER Corp. (South Korea)	—	(b)	14

Tencent Holdings Ltd. (China)	1		58

Z Holdings Corp. (Japan)	5		13

			88

Internet & Direct Marketing Retail — 0.0% (c)

Alibaba Group Holding Ltd., ADR (China) *	—	(b)	6

ASOS plc (United Kingdom) *	1		5

MercadoLibre, Inc. (Brazil) *	—	(b)	39

Zalando SE (Germany) * (d)	1		19

			69

IT Services — 0.1%

Adyen NV (Netherlands) * (d)	—	(b)	21

Amadeus IT Group SA (Spain) *	1		59

Fujitsu Ltd. (Japan)	—	(b)	27

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

IT Services — continued

NTT Data Corp. (Japan)	3		47

Obic Co. Ltd. (Japan)	—	(b)	51

Reply SpA (Italy)	—	(b)	8

Shopify, Inc., Class A (Canada) *	—	(b)	10

Worldline SA (France) * (d)	—	(b)	13

			236

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany)*	1		9

Machinery — 0.0% (c)

Epiroc AB, Class A (Sweden)	2		30

KION Group AG (Germany)	—	(b)	13

SMC Corp. (Japan)	—	(b)	55

SMC Corp., ADR (Japan)	1		11

THK Co. Ltd. (Japan)	1		11

			120

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	3		22

Stroeer SE & Co. KGaA (Germany)	—	(b)	11

Viaplay Group AB, Class B (Sweden) *	—	(b)	6

WPP plc (United Kingdom)	3		34

			73

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		32

BHP Group Ltd. (Australia)	2		60

BHP Group Ltd. (Australia)	1		16

IGO Ltd. (Australia)	7		65

Rio Tinto Ltd. (Australia)	—	(b)	14

South32 Ltd. (Australia)	8		22

			209

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	4		19

Next plc (United Kingdom)	—	(b)	25

			44

Multi-Utilities — 0.0% (c)

Engie SA (France)	7		97

National Grid plc (United Kingdom)	4		42

			139

Oil, Gas & Consumable Fuels — 0.1%

BP plc (United Kingdom)	2		12

Equinor ASA (Norway)	2		78

Galp Energia SGPS SA (Portugal)	1		12

INVESTMENTS	SHARES (000)		VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Inpex Corp. (Japan)	1		9

Shell plc, ADR (Netherlands)	1		36

TotalEnergies SE (France)	3		190

Woodside Energy Group Ltd. (Australia)	—	(b)	8

			345

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	2		28

Personal Products — 0.1%

L’Oreal SA (France)	—	(b)	128

Unilever plc (United Kingdom)	2		101

			229

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	4		59

AstraZeneca plc (United Kingdom)	1		177

AstraZeneca plc, ADR (United Kingdom)	1		76

Bayer AG (Registered) (Germany)	1		41

Daiichi Sankyo Co. Ltd. (Japan)	1		27

GSK plc, ADR	1		25

Ipsen SA (France)	—	(b)	11

Novartis AG (Registered) (Switzerland)	1		79

Novo Nordisk A/S, Class B (Denmark)	2		248

Otsuka Holdings Co. Ltd. (Japan)	1		23

Roche Holding AG	—	(b)	114

Sanofi (France)	1		89

Shionogi & Co. Ltd. (Japan)	—	(b)	4

			973

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	—	(b)	30

Recruit Holdings Co. Ltd. (Japan)	2		56

RELX plc (United Kingdom)	2		60

TechnoPro Holdings, Inc. (Japan)	1		29

Teleperformance (France)	—	(b)	27

			202

Real Estate Management & Development — 0.0% (c)

Altus Group Ltd. (Canada)	—	(b)	11

Mitsui Fudosan Co. Ltd. (Japan)	2		37

			48

Road & Rail — 0.0% (c)

Central Japan Railway Co. (Japan)	—	(b)	25

TFI International, Inc. (Canada)	1		61

			86

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	—	(b)	218

Broadcom, Inc.	—	(b)	64

NXP Semiconductors NV (China)	—	(b)	43

Renesas Electronics Corp. (Japan) *	2		13

STMicroelectronics NV (Singapore)	2		57

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6		87

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1		75

Tokyo Electron Ltd. (Japan)	—	(b)	51

			608

Software — 0.0% (c)

Atlassian Corp., Class A *	—	(b)	5

Dassault Systemes SE (France)	—	(b)	6

Dye & Durham Ltd. (Canada)	1		10

Nice Ltd., ADR (Israel) *	—	(b)	17

SAP SE (Germany)	1		110

			148

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	2		59

Kingfisher plc (United Kingdom)	12		33

Nitori Holdings Co. Ltd. (Japan)	—	(b)	28

			120

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	1		55

Textiles, Apparel & Luxury Goods — 0.1%

adidas AG (Germany)	—	(b)	25

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(b)	34

Dr. Martens plc (United Kingdom)	3		8

Hermes International (France)	—	(b)	74

Kering SA (France)	—	(b)	99

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(b)	63

Moncler SpA (Italy)	1		29

Samsonite International SA * (d)	6		15

			347

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	2		86

Imperial Brands plc (United Kingdom)	1		19

			105

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		33

INVESTMENTS	SHARES (000)		VALUE ($000)

Trading Companies & Distributors — continued

Azelis Group NV (Belgium)	—	(b)	12

Bunzl plc (United Kingdom)	1		18

Marubeni Corp. (Japan)	2		18

Mitsubishi Corp. (Japan)	1		26

Sumitomo Corp. (Japan)	2		32

			139

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	1		12

SoftBank Group Corp. (Japan)	—	(b)	17

Vodafone Group plc, ADR (United Kingdom)	2		23

			52

Total Common Stocks (Cost $6,758)			9,647

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 CHF (Switzerland) * (Cost $—)	1		—	(b)

	SHARES (000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (e) (Cost $5,216)	5,215		5,215

Total Investments — 100.3% (Cost $320,241)			347,284
Liabilities in Excess of Other Assets — (0.3)% (f)			(1,167)

Net Assets — 100.0%			346,117

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF DECEMBER 31, 2022	PERCENT OF TOTAL INVESTMENTS

United States	94.4%

Luxembourg	1.5

Others (each less than 1.0%)	2.6

Short-Term Investments	1.5

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2022.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 81.0%

Fixed Income — 7.7%

iShares 20+ Year Treasury Bond ETF	38	3,753

iShares MBS ETF	43	3,998

iShares US Treasury Bond ETF	175	3,985

Vanguard Total International Bond ETF	410	19,427

Total Fixed Income		31,163

International Equity — 18.0%

iShares MSCI EAFE ETF	191	12,560

JPMorgan BetaBuilders Canada ETF (a)	206	11,828

JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	161	7,899

JPMorgan BetaBuilders Europe ETF (a)	640	31,023

JPMorgan BetaBuilders Japan ETF (a)	230	10,311

Total International Equity		73,621

U.S. Equity — 55.3%

iShares Core S&P 500 ETF	453	174,162

SPDR S&P 500 ETF Trust	134	51,169

Total U.S. Equity		225,331

Total Exchange-Traded Funds (Cost $258,054)		330,115

Investment Companies — 14.6%

Alternative Assets — 4.0%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	683	6,842

Lumyna-Marshall Wace UCITS SICAV-Lumyna-MW Tops UCITS Fund (Luxembourg) *	28	5,941

Neuberger Berman Long Short Fund Class Institutional Shares	236	3,676

Total Alternative Assets		16,459

Fixed Income — 9.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,928	19,494

JPMorgan High Yield Fund Class R6 Shares (a)	1,902	11,675

Lord Abbett Short Duration Income Fund Class F3 Shares	2,158	8,287

Total Fixed Income		39,456

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares	393	3,796

Total Investment Companies (Cost $60,271)		59,711

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 3.0%

Aerospace & Defense — 0.1%

Airbus SE (France)	1		95

BAE Systems plc (United Kingdom)	1		14

MTU Aero Engines AG (Germany)	—	(b)	37

Safran SA (France)	1		168

			314

Air Freight & Logistics — 0.0% (c)

DSV A/S (Denmark)	—	(b)	47

Airlines — 0.0% (c)

Japan Airlines Co. Ltd. (Japan) *	—	(b)	6

Ryanair Holdings plc, ADR (Ireland) *	—	(b)	9

			15

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(b)	27

Denso Corp. (Japan)	1		34

Magna International, Inc. (Canada)	1		47

Stanley Electric Co. Ltd. (Japan)	1		17

Sumitomo Rubber Industries Ltd. (Japan)	1		9

			134

Automobiles — 0.0% (c)

Dr. Ing. h.c. F. Porsche AG (Preference) (Germany) *	—	(b)	37

Honda Motor Co. Ltd. (Japan)	1		14

Suzuki Motor Corp. (Japan)	1		26

Toyota Motor Corp. (Japan)	5		72

			149

Banks — 0.3%

ANZ Group Holdings Ltd. (Australia) *	2		31

BNP Paribas SA (France)	1		41

Close Brothers Group plc (United Kingdom)	1		9

DBS Group Holdings Ltd. (Singapore)	4		111

DNB Bank ASA (Norway)	6		119

Erste Group Bank AG (Austria)	1		17

HDFC Bank Ltd., ADR (India)	1		70

ING Groep NV (Netherlands)	8		92

Intesa Sanpaolo SpA (Italy)	10		22

Lloyds Banking Group plc (United Kingdom)	63		34

Mitsubishi UFJ Financial Group, Inc. (Japan)	6		40

National Bank of Canada (Canada)	1		65

Standard Chartered plc (United Kingdom)	3		19

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		24

Svenska Handelsbanken AB, Class A (Sweden)	5		46

UniCredit SpA (Italy)	1		8

United Overseas Bank Ltd. (Singapore)	5		115

			863

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — 0.1%

Anheuser-Busch InBev SA (Belgium)	1		83

Carlsberg A/S, Class B (Denmark)	1		99

Diageo plc (United Kingdom)	2		70

Heineken NV (Netherlands)	—	(b)	22

Kirin Holdings Co. Ltd. (Japan)	2		23

Pernod Ricard SA (France)	—	(b)	45

			342

Biotechnology — 0.1%

BeiGene Ltd., ADR (China) *	—	(b)	57

Genmab A/S (Denmark) *	—	(b)	138

Innovent Biologics, Inc. (China) * (d)	4		15

			210

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		16

Daikin Industries Ltd. (Japan)	—	(b)	41

			57

Capital Markets — 0.1%

Bridgepoint Group plc (United Kingdom) (d)	6		13

Deutsche Boerse AG (Germany)	—	(b)	19

Euronext NV (Netherlands) (d)	1		58

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		28

Julius Baer Group Ltd. (Switzerland)	1		43

London Stock Exchange Group plc (United Kingdom)	2		130

Macquarie Group Ltd. (Australia)	—	(b)	31

Partners Group Holding AG (Switzerland)	—	(b)	15

XP, Inc., Class A (Brazil) *	1		13

			350

Chemicals — 0.1%

Air Liquide SA (France)	1		107

Akzo Nobel NV (Netherlands)	1		34

Asahi Kasei Corp. (Japan)	8		54

BASF SE (Germany)	1		33

Covestro AG (Germany) (d)	1		25

Givaudan SA (Registered) (Switzerland)	—	(b)	61

Johnson Matthey plc (United Kingdom)	1		33

Kansai Paint Co. Ltd. (Japan)	1		8

Shin-Etsu Chemical Co. Ltd. (Japan)	1		65

Sika AG (Registered) (Switzerland)	—	(b)	50

Sociedad Quimica y Minera de Chile SA, ADR (Chile)	—	(b)	19

Tosoh Corp. (Japan)	—	(b)	4

Umicore SA (Belgium)	1		31

			524

INVESTMENTS	SHARES (000)		VALUE ($000)

Communications Equipment — 0.0% (c)

Nokia OYJ (Finland)	5		22

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	8		47

			69

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	2		24

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	3		17

Element Fleet Management Corp. (Canada)	4		59

Housing Development Finance Corp. Ltd. (India)	1		36

Mitsubishi HC Capital, Inc. (Japan)	3		16

			128

Diversified Telecommunication Services — 0.1%

Koninklijke KPN NV (Netherlands)	16		50

KT Corp. (South Korea) *	1		23

Nippon Telegraph & Telephone Corp. (Japan)	6		176

Singapore Telecommunications Ltd. (Singapore)	16		31

			280

Electric Utilities — 0.0% (c)

Enel SpA (Italy)	5		26

Iberdrola SA (Spain)	5		55

Orsted A/S (Denmark) (d)	—	(b)	21

			102

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	5		149

Legrand SA (France)	1		45

Mitsubishi Electric Corp. (Japan)	5		50

Nidec Corp. (Japan)	—	(b)	13

Prysmian SpA (Italy)	1		48

			305

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	3		139

Keyence Corp. (Japan)	—	(b)	103

Murata Manufacturing Co. Ltd. (Japan)	1		39

Omron Corp. (Japan)	—	(b)	14

			295

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4		42

Entertainment — 0.0% (c)

NetEase, Inc. (China)	1		15

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3		20

Scentre Group (Australia)	14		28

			48

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1		60

Welcia Holdings Co. Ltd. (Japan)	1		16

			76

Food Products — 0.1%

Barry Callebaut AG (Registered) (Switzerland)	—	(b)	28

Danone SA (France)	1		46

Nestle SA (Registered)	3		317

Wilmar International Ltd. (China)	17		51

			442

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	4		13

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(b)	17

Asahi Intecc Co. Ltd. (Japan)	—	(b)	7

Elekta AB, Class B (Sweden)	3		20

EssilorLuxottica SA (France)	1		178

Hoya Corp. (Japan)	—	(b)	25

Koninklijke Philips NV (Netherlands)	2		27

Siemens Healthineers AG (Germany) (d)	1		50

Straumann Holding AG (Registered) (Switzerland)	—	(b)	55

Terumo Corp. (Japan)	1		19

			398

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		34

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	3		61

Oriental Land Co. Ltd. (Japan)	—	(b)	15

			76

Household Durables — 0.0% (c)

Panasonic Holdings Corp. (Japan)	4		33

Persimmon plc (United Kingdom)	1		19

Sony Group Corp. (Japan)	1		54

			106

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		59

Unicharm Corp. (Japan)	1		35

			94

INVESTMENTS	SHARES (000)		VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1		22

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	1		26

Hitachi Ltd. (Japan)	—	(b)	20

Jardine Matheson Holdings Ltd. (Hong Kong)	1		32

Melrose Industries plc (United Kingdom)	22		35

Siemens AG (Registered) (Germany)	1		150

			263

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	17		186

Aon plc, Class A	—	(b)	38

AXA SA (France)	4		102

Definity Financial Corp. (Canada)	—	(b)	12

Direct Line Insurance Group plc (United Kingdom)	7		18

Manulife Financial Corp. (Canada)	2		34

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(b)	96

PICC Property & Casualty Co. Ltd., Class H (China)	32		30

Ping An Insurance Group Co. of China Ltd., Class H (China)	3		16

Sampo OYJ, Class A (Finland)	1		68

Storebrand ASA (Norway)	5		42

Sun Life Financial, Inc. (Canada)	1		65

Tokio Marine Holdings, Inc. (Japan)	3		70

Zurich Insurance Group AG (Switzerland)	—	(b)	70

			847

Interactive Media & Services — 0.0% (c)

Adevinta ASA (France) *	1		4

NAVER Corp. (South Korea)	—	(b)	18

Tencent Holdings Ltd. (China)	2		69

Z Holdings Corp. (Japan)	7		17

			108

Internet & Direct Marketing Retail — 0.0% (c)

Alibaba Group Holding Ltd., ADR (China) *	—	(b)	8

ASOS plc (United Kingdom) *	1		6

MercadoLibre, Inc. (Brazil) *	—	(b)	49

Zalando SE (Germany) * (d)	1		25

			88

IT Services — 0.1%

Adyen NV (Netherlands) * (d)	—	(b)	29

Amadeus IT Group SA (Spain) *	1		76

Fujitsu Ltd. (Japan)	—	(b)	40

NTT Data Corp. (Japan)	4		60

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

IT Services — continued

Obic Co. Ltd. (Japan)	—	(b)	60

Reply SpA (Italy)	—	(b)	10

Shopify, Inc., Class A (Canada) *	—	(b)	13

Worldline SA (France) * (d)	—	(b)	17

			305

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		12

Machinery — 0.0% (c)

Epiroc AB, Class A (Sweden)	2		38

KION Group AG (Germany)	1		18

SMC Corp. (Japan)	—	(b)	69

SMC Corp., ADR (Japan)	1		14

THK Co. Ltd. (Japan)	1		15

			154

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	3		28

Stroeer SE & Co. KGaA (Germany)	—	(b)	14

Viaplay Group AB, Class B (Sweden) *	—	(b)	7

WPP plc (United Kingdom)	4		45

			94

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		44

BHP Group Ltd. (Australia)	3		79

BHP Group Ltd. (Australia)	1		21

IGO Ltd. (Australia)	9		84

Rio Tinto Ltd. (Australia)	—	(b)	18

South32 Ltd. (Australia)	10		28

			274

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	5		24

Next plc (United Kingdom)	—	(b)	32

			56

Multi-Utilities — 0.0% (c)

Engie SA (France)	9		125

National Grid plc (United Kingdom)	5		56

			181

Oil, Gas & Consumable Fuels — 0.1%

BP plc (United Kingdom)	3		15

Equinor ASA (Norway)	3		103

Galp Energia SGPS SA (Portugal)	1		16

Inpex Corp. (Japan)	1		12

INVESTMENTS	SHARES (000)		VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Shell plc, ADR (Netherlands)	1		45

TotalEnergies SE (France)	4		244

Woodside Energy Group Ltd. (Australia)	—	(b)	11

			446

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	3		37

Personal Products — 0.1%

L’Oreal SA (France)	—	(b)	162

Unilever plc (United Kingdom)	3		131

			293

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	5		78

AstraZeneca plc (United Kingdom)	2		223

AstraZeneca plc, ADR (United Kingdom)	1		99

Bayer AG (Registered) (Germany)	1		53

Daiichi Sankyo Co. Ltd. (Japan)	1		34

GSK plc, ADR	1		33

Ipsen SA (France)	—	(b)	15

Novartis AG (Registered) (Switzerland)	1		103

Novo Nordisk A/S, Class B (Denmark)	2		311

Otsuka Holdings Co. Ltd. (Japan)	1		33

Roche Holding AG	—	(b)	147

Sanofi (France)	1		116

Shionogi & Co. Ltd. (Japan)	—	(b)	12

			1,257

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		38

Recruit Holdings Co. Ltd. (Japan)	2		69

RELX plc (United Kingdom)	3		75

TechnoPro Holdings, Inc. (Japan)	2		40

Teleperformance (France)	—	(b)	35

			257

Real Estate Management & Development — 0.0% (c)

Altus Group Ltd. (Canada)	—	(b)	14

Mitsui Fudosan Co. Ltd. (Japan)	3		48

			62

Road & Rail — 0.0% (c)

Central Japan Railway Co. (Japan)	—	(b)	25

TFI International, Inc. (Canada)	1		79

			104

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	1		277

Broadcom, Inc.	—	(b)	86

NXP Semiconductors NV (China)	—	(b)	54

Renesas Electronics Corp. (Japan) *	2		17

STMicroelectronics NV (Singapore)	2		72

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8		116

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	1		95

Tokyo Electron Ltd. (Japan)	—	(b)	57

			774

Software — 0.0% (c)

Atlassian Corp., Class A *	—	(b)	6

Dassault Systemes SE (France)	—	(b)	7

Dye & Durham Ltd. (Canada)	1		13

Nice Ltd., ADR (Israel) *	—	(b)	21

SAP SE (Germany)	1		142

			189

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	3		75

Kingfisher plc (United Kingdom)	15		43

Nitori Holdings Co. Ltd. (Japan)	—	(b)	39

			157

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		71

Textiles, Apparel & Luxury Goods — 0.1%

adidas AG (Germany)	—	(b)	32

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(b)	43

Dr. Martens plc (United Kingdom)	5		10

Hermes International (France)	—	(b)	93

Kering SA (France)	—	(b)	129

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(b)	79

Moncler SpA (Italy)	1		39

Samsonite International SA * (d)	8		20

			445

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	3		109

Imperial Brands plc (United Kingdom)	1		24

			133

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		41

Azelis Group NV (Belgium)	1		17

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — continued

Bunzl plc (United Kingdom)	1	23

Marubeni Corp. (Japan)	2	23

Mitsubishi Corp. (Japan)	1	36

Sumitomo Corp. (Japan)	2	40

		180

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	1	16

SoftBank Group Corp. (Japan)	1	21

Vodafone Group plc, ADR (United Kingdom)	3	31

		68

Total Common Stocks (Cost $8,753)		12,429

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 CHF (Switzerland) * (Cost $—)	1	1

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (e) (Cost $7,545)	7,544	7,548

Total Investments — 100.4% (Cost $334,623)		409,804
Liabilities in Excess of Other Assets — (0.4)% (f)		(1,768)

Net Assets — 100.0%		408,036

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF DECEMBER 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	93.8%
Luxembourg	1.4
Others (each less than 1.0%)	3.0
Short-Term Investments	1.8

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.

(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of December 31, 2022.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$255,830		$310,026
Investments in affiliates, at value	91,454		99,778
Cash	88		89
Foreign currency, at value	196		260
Receivables:
Fund shares sold	116		166
Dividends from non-affiliates	8		249
Dividends from affiliates	17		22
Tax reclaims	63		101

Total Assets	347,772		410,691

LIABILITIES:
Payables:
Distributions	—	(a)	6
Investment securities purchased	—	(a)	—	(a)
Fund shares redeemed	1,458		2,403
Accrued liabilities:
Investment advisory fees	71		84
Administration fees	14		20
Distribution fees	—	(a)	—	(a)
Service fees	75		88
Custodian and accounting fees	16		20
Deferred foreign capital gains tax	1		1
Other	20		33

Total Liabilities	1,655		2,655

Net Assets	$346,117		$408,036

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$321,034	$333,328
Total distributable earnings (loss)	25,083	74,708

Total Net Assets	$346,117	$408,036

Net Assets:
Class A	$1,484	$1,187
Class C	88	56
Class I	344,545	406,793

Total	$346,117	$408,036

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	106	71
Class C	6	3
Class I	24,605	24,181

Net Asset Value (a):
Class A — Redemption price per share	$13.98	$16.80
Class C — Offering price per share (b)	13.92	16.50
Class I — Offering and redemption price per share	14.00	16.82
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.64	$17.59

Cost of investments in non-affiliates	$225,739	$233,816
Cost of investments in affiliates	94,502	100,807
Cost of foreign currency	185	246

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2022 (Unaudited)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$—	(a)
Dividend income from non-affiliates	2,580		2,870
Dividend income from affiliates	1,570		1,691
Foreign taxes withheld (net)	(6)		(7)

Total investment income	4,144		4,554

EXPENSES:
Investment advisory fees	562		639
Administration fees	141		160
Distribution fees:
Class A	2		2
Class C	—	(a)	—	(a)
Service fees:
Class A	2		2
Class C	—	(a)	—	(a)
Class I	466		531
Custodian and accounting fees	43		41
Interest expense to affiliates	—	(a)	—	(a)
Professional fees	73		75
Trustees’ and Chief Compliance Officer’s fees	22		22
Printing and mailing costs	12		13
Registration and filing fees	28		30
Transfer agency fees (See Note 2.F.)	2		3
Other	6		7

Total expenses	1,359		1,525

Less fees waived	(149)		(123)

Net expenses	1,210		1,402

Net investment income (loss)	2,934		3,152

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	10,309	(b)	11,135	(b)
Investments in affiliates	(2,575)		(4,147)
Foreign currency transactions	(7)		(9)

Net realized gain (loss)	7,727		6,979

Distributions of capital gains received from investment company non-affiliates	247		271
Distributions of capital gains received from investment company affiliates	2		1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(10,814	)(c)	(6,513	)(c)
Investments in affiliates	2,763		3,937
Foreign currency translations	14		18

Change in net unrealized appreciation/depreciation	(8,037)		(2,558)

Net realized/unrealized gains (losses)	(61)		4,693

Change in net assets resulting from operations	$2,873		$7,845

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of less than one thousand.
(c)	Net of change in foreign capital gains tax of $1.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,934	$7,485	$3,152	$7,749
Net realized gain (loss)	7,727	21,587	6,979	18,741
Distributions of capital gains received from investment company non-affiliates	247	782	271	374
Distributions of capital gains received from investment company affiliates	2	256	1	156
Change in net unrealized appreciation/depreciation	(8,037)	(78,380)	(2,558)	(85,925)

Change in net assets resulting from operations	2,873	(48,270)	7,845	(58,905)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(98)	(208)	(48)	(103)
Class C	(6)	(12)	(2)	(5)
Class I	(23,231)	(46,236)	(17,006)	(37,962)

Total distributions to shareholders	(23,335)	(46,456)	(17,056)	(38,070)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(16,036)	(10,536)	(15,402)	7,066

NET ASSETS:
Change in net assets	(36,498)	(105,262)	(24,613)	(89,909)
Beginning of period	382,615	487,877	432,649	522,558

End of period	$346,117	$382,615	$408,036	$432,649

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$152	$—	$23
Distributions reinvested	98	208	48	103
Cost of shares redeemed	(263)	(234)	(62)	(51)

Change in net assets resulting from Class A capital transactions	(165)	126	(14)	75

Class C
Proceeds from shares issued	—	9	—	—
Distributions reinvested	6	12	2	5
Cost of shares redeemed	(9)	(163)	— (a)	(19)

Change in net assets resulting from Class C capital transactions	(3)	(142)	2	(14)

Class I
Proceeds from shares issued	13,021	31,112	7,829	42,258
Distributions reinvested	23,230	46,235	16,964	37,934
Cost of shares redeemed	(52,119)	(87,867)	(40,183)	(73,187)

Change in net assets resulting from Class I capital transactions	(15,868)	(10,520)	(15,390)	7,005

Total change in net assets resulting from capital transactions	$(16,036)	$(10,536)	$(15,402)	$7,066

SHARE TRANSACTIONS:
Class A
Issued	—	8	—	2
Reinvested	7	12	2	5
Redeemed	(18)	(13)	(3)	(2)

Change in Class A Shares	(11)	7	(1)	5

Class C
Issued	—	1	—	—
Reinvested	1	1	— (a)	— (a)
Redeemed	(2)	(9)	— (a)	(1)

Change in Class C Shares	(1)	(7)	— (a)	(1)

Class I
Issued	903	1,759	457	2,070
Reinvested	1,629	2,632	999	1,841
Redeemed	(3,519)	(5,069)	(2,297)	(3,593)

Change in Class I Shares	(987)	(678)	(841)	318

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	27

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.85	$0.10	$(0.01)	$0.09	$(0.13)	$(0.83)	$(0.96)
Year Ended June 30, 2022	18.46	0.25	(2.11)	(1.86)	(0.31)	(1.44)	(1.75)
Year Ended June 30, 2021	16.24	0.19	3.15	3.34	(0.23)	(0.89)	(1.12)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)

Class C
Six Months Ended December 31, 2022 (Unaudited)	14.80	0.06	(0.02)	0.04	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2022	18.38	0.12	(2.04)	(1.92)	(0.22)	(1.44)	(1.66)
Year Ended June 30, 2021	16.16	0.09	3.15	3.24	(0.13)	(0.89)	(1.02)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)

Class I
Six Months Ended December 31, 2022 (Unaudited)	14.88	0.12	(0.02)	0.10	(0.15)	(0.83)	(0.98)
Year Ended June 30, 2022	18.48	0.28	(2.09)	(1.81)	(0.35)	(1.44)	(1.79)
Year Ended June 30, 2021	16.26	0.23	3.15	3.38	(0.27)	(0.89)	(1.16)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$13.98	0.54%	$1,484	0.89	%(h)	1.32	%(h)	0.98	%(h)	11%
14.85	(11.40)	1,734	0.74		1.40		0.95		27
18.46	21.11	2,037	0.69		1.09		0.95		22
16.24	3.30	1,037	0.82		1.50		1.13		22
16.30	5.57	827	1.03		1.43		1.41		29
16.43	5.77	586	1.07		1.09		1.44		26

13.92	0.21	88	1.39	(h)	0.82	(h)	1.48	(h)	11
14.80	(11.76)	96	1.22		0.68		1.45		27
18.38	20.50	260	1.19		0.55		1.44		22
16.16	2.81	1,370	1.35		0.93		1.66		22
16.20	5.02	2,488	1.53		0.90		1.90		29
16.33	5.25	3,428	1.54		0.67		1.91		26

14.00	0.60	344,545	0.64	(h)	1.57	(h)	0.72	(h)	11
14.88	(11.11)	380,785	0.49		1.62		0.70		27
18.48	21.37	485,580	0.43		1.33		0.70		22
16.26	3.54	469,598	0.54		1.68		0.81		22
16.32	5.87	147,357	0.78		1.71		1.15		29
16.44	6.03	160,835	0.79		1.42		1.16		26

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.21	$0.11	$0.17	$0.28	$(0.14)	$(0.55)	$(0.69)
Year Ended June 30, 2022	21.06	0.26	(2.59)	(2.33)	(0.34)	(1.18)	(1.52)
Year Ended June 30, 2021	17.37	0.22	4.70	4.92	(0.26)	(0.97)	(1.23)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)

Class C
Six Months Ended December 31, 2022 (Unaudited)	16.92	0.06	0.17	0.23	(0.10)	(0.55)	(0.65)
Year Ended June 30, 2022	20.73	0.15	(2.54)	(2.39)	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2021	17.10	0.10	4.65	4.75	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)

Class I
Six Months Ended December 31, 2022 (Unaudited)	17.24	0.13	0.16	0.29	(0.16)	(0.55)	(0.71)
Year Ended June 30, 2022	21.09	0.31	(2.59)	(2.28)	(0.39)	(1.18)	(1.57)
Year Ended June 30, 2021	17.39	0.27	4.71	4.98	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$16.80	1.65%	$1,187	0.91	%(h)	1.23	%(h)	0.97	%(h)	13%
17.21	(12.18)	1,230	0.76		1.28		0.95		22
21.06	29.10	1,426	0.71		1.15		0.95		19
17.37	2.17	1,017	0.85		1.47		1.22		21
17.74	5.30	583	1.06		1.25		1.42		24
17.92	7.55	748	1.13		1.03		1.48		27

16.50	1.36	56	1.41	(h)	0.75	(h)	1.47	(h)	13
16.92	(12.63)	55	1.26		0.76		1.45		22
20.73	28.52	81	1.21		0.54		1.45		19
17.10	1.71	312	1.39		0.61		1.68		21
17.43	4.73	898	1.55		0.80		1.91		24
17.65	7.09	1,044	1.57		0.41		1.92		27

16.82	1.72	406,793	0.66	(h)	1.48	(h)	0.71	(h)	13
17.24	(11.94)	431,364	0.51		1.52		0.70		22
21.09	29.45	521,051	0.46		1.39		0.70		19
17.39	2.44	443,344	0.58		1.56		0.84		21
17.75	5.53	177,270	0.80		1.56		1.16		24
17.94	7.93	198,850	0.81		1.21		1.16		27

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I	Diversified

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are

32	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

valued by applying international fair value factors provided by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$245	$—	$245
Air Freight & Logistics	—	37	—	37
Airlines	7	4	—	11
Auto Components	35	65	—	100
Automobiles	—	113	—	113
Banks	127	541	—	668
Beverages	—	268	—	268
Biotechnology	46	119	—	165
Building Products	—	36	—	36
Capital Markets	10	268	—	278
Chemicals	15	391	—	406
Communications Equipment	—	54	—	54
Containers & Packaging	—	18	—	18
Diversified Financial Services	44	54	—	98
Diversified Telecommunication Services	—	215	—	215
Electric Utilities	—	81	—	81
Electrical Equipment	—	239	—	239
Electronic Equipment, Instruments & Components	—	228	—	228
Energy Equipment & Services	—	32	—	32
Entertainment	—	12	—	12
Equity Real Estate Investment Trusts (REITs)	—	37	—	37
Food & Staples Retailing	—	59	—	59
Food Products	—	342	—	342
Gas Utilities	—	10	—	10
Health Care Equipment & Supplies	—	310	—	310
Health Care Providers & Services	—	26	—	26
Hotels, Restaurants & Leisure	—	63	—	63
Household Durables	—	80	—	80
Household Products	—	75	—	75
Independent Power and Renewable Electricity Producers	—	16	—	16
Industrial Conglomerates	—	202	—	202

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Dollar values in thousands)

Access Balanced Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Insurance	$115		$536	$—	$651
Interactive Media & Services	—		88	—	88
Internet & Direct Marketing Retail	45		24	—	69
IT Services	10		226	—	236
Life Sciences Tools & Services	—		9	—	9
Machinery	11		109	—	120
Media	—		73	—	73
Metals & Mining	—		209	—	209
Multiline Retail	—		44	—	44
Multi-Utilities	—		139	—	139
Oil, Gas & Consumable Fuels	36		309	—	345
Paper & Forest Products	—		28	—	28
Personal Products	—		229	—	229
Pharmaceuticals	101		872	—	973
Professional Services	—		202	—	202
Real Estate Management & Development	11		37	—	48
Road & Rail	61		25	—	86
Semiconductors & Semiconductor Equipment	182		426	—	608
Software	32		116	—	148
Specialty Retail	—		120	—	120
Technology Hardware, Storage & Peripherals	—		55	—	55
Textiles, Apparel & Luxury Goods	—		347	—	347
Tobacco	—		105	—	105
Trading Companies & Distributors	—		139	—	139
Wireless Telecommunication Services	35		17	—	52

Total Common Stocks	923		8,724	—	9,647

Exchange-Traded Funds	263,329		—	—	263,329
Investment Companies	63,843		—	—	63,843
Warrants	—	(a)	—	—	—	(a)
Short-Term Investments
Investment Companies	5,215		—	—	5,215

Total Investments in Securities	$333,310		$8,724	$—	$342,034

As of December 31, 2022, certain investments companies with a fair value of $5,250, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Balanced Fund.

(a)	Amount rounds to less than one thousand.

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$314	$—	$314
Air Freight & Logistics	—	47	—	47
Airlines	9	6	—	15
Auto Components	47	87	—	134
Automobiles	—	149	—	149
Banks	166	697	—	863
Beverages	—	342	—	342
Biotechnology	57	153	—	210
Building Products	—	57	—	57
Capital Markets	13	337	—	350

34	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Chemicals	$19	$505	$—	$524
Communications Equipment	—	69	—	69
Containers & Packaging	—	24	—	24
Diversified Financial Services	59	69	—	128
Diversified Telecommunication Services	—	280	—	280
Electric Utilities	—	102	—	102
Electrical Equipment	—	305	—	305
Electronic Equipment, Instruments & Components	—	295	—	295
Energy Equipment & Services	—	42	—	42
Entertainment	—	15	—	15
Equity Real Estate Investment Trusts (REITs)	—	48	—	48
Food & Staples Retailing	—	76	—	76
Food Products	—	442	—	442
Gas Utilities	—	13	—	13
Health Care Equipment & Supplies	—	398	—	398
Health Care Providers & Services	—	34	—	34
Hotels, Restaurants & Leisure	—	76	—	76
Household Durables	—	106	—	106
Household Products	—	94	—	94
Independent Power and Renewable Electricity Producers	—	22	—	22
Industrial Conglomerates	—	263	—	263
Insurance	149	698	—	847
Interactive Media & Services	—	108	—	108
Internet & Direct Marketing Retail	57	31	—	88
IT Services	13	292	—	305
Life Sciences Tools & Services	—	12	—	12
Machinery	14	140	—	154
Media	—	94	—	94
Metals & Mining	—	274	—	274
Multiline Retail	—	56	—	56
Multi-Utilities	—	181	—	181
Oil, Gas & Consumable Fuels	45	401	—	446
Paper & Forest Products	—	37	—	37
Personal Products	—	293	—	293
Pharmaceuticals	132	1,125	—	1,257
Professional Services	—	257	—	257
Real Estate Management & Development	14	48	—	62
Road & Rail	79	25	—	104
Semiconductors & Semiconductor Equipment	235	539	—	774
Software	40	149	—	189
Specialty Retail	—	157	—	157
Technology Hardware, Storage & Peripherals	—	71	—	71
Textiles, Apparel & Luxury Goods	—	445	—	445
Tobacco	—	133	—	133
Trading Companies & Distributors	—	180	—	180
Wireless Telecommunication Services	47	21	—	68

Total Common Stocks	1,195	11,234	–	12,429

Exchange-Traded Funds	330,115	—	—	330,115
Investment Companies	53,770	—	—	53,770
Warrants	1	—	—	1
Short-Term Investments
Investment Companies	7,548	—	—	7,548

Total Investments in Securities	$392,629	$11,234	$—	$403,863

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Dollar values in thousands)

As of December 31, 2022, certain investments companies with a fair value of $5,941, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Growth Fund.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Fund’s and ETFs’ distributions may be reinvested into such Underlying Fund/Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Access Balanced Fund

For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$8,452	$—	$1,297	$215	$(426)	$6,944	121	$121	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	7,156	—	1,597	(272)	461	5,748	117	142	—
JPMorgan BetaBuilders Europe ETF (a)	30,726	1,002	11,894	(1,995)	3,613	21,452	442	292	—
JPMorgan BetaBuilders Japan ETF (a)	8,691	199	998	(224)	401	8,069	180	122	—
JPMorgan Core Bond Fund Class R6 Shares (a)	30,197	500	2,099	(236)	(1,121)	27,241	2,694	442	2
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,874	—	—	—	(172)	3,702	520	70	—
JPMorgan High Yield Fund Class R6 Shares (a)	7,546	2,500	—	—	(12)	10,034	1,634	287	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (b)	4,837	60,236	59,858	(1)	1	5,215	5,215	65	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,192	—	1,099	(62)	18	3,049	291	29	—

Total	$105,671	$64,437	$78,842	$(2,575)	$2,763	$91,454		$1,570	$2

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

36	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

Access Growth Fund

For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$13,613	$—	$1,503	$297	$(579)	$11,828	206	$444	$—
JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF (a)	9,161	—	1,300	(460)	498	7,899	161	184	—
JPMorgan BetaBuilders Europe ETF (a)	40,751	498	11,292	(3,033)	4,099	31,023	640	200	—
JPMorgan BetaBuilders Japan ETF (a)	12,518	—	2,204	(833)	830	10,311	230	156	—
JPMorgan Core Bond Fund Class R6 Shares (a)	16,608	4,900	999	(116)	(899)	19,494	1,928	298	1
JPMorgan High Yield Fund Class R6 Shares (a)	8,489	3,200	—	—	(14)	11,675	1,902	330	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 4.42% (a) (b)	5,276	98,544	96,272	(2)	2	7,548	7,544	79	—

Total	$106,416	$107,142	$113,570	$(4,147)	$3,937	$99,778		$1,691	$1

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$2	$2
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	3	3

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital International, Inc. (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

38	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

At December 31, 2022, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	97.0%	96.9%
CII	1.5	1.5
T.Rowe Price	1.5	1.6

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Dollar values in thousands)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.93%	1.43%	0.68%
Access Growth Fund	0.95	1.45	0.70

The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least October 31, 2023. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2022, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$105	$37	$1	$143
Access Growth Fund	102	12	2	116

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Access Balanced Fund	$5
Access Growth Fund	6

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022 the amount of these waivers were as follows:

Access Balanced Fund	$1
Access Growth Fund	1

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

40	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$40,527	$77,042
Access Growth Fund	54,620	86,216

During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2022 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$320,241	$43,215	$16,172	$27,043
Access Growth Fund	334,623	85,409	10,228	75,181

Net capital losses incurred after June 30, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2022, the Funds deferred to July 1, 2022 the following net capital losses of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Access Balanced Fund	$3,800	$—
Access Growth Fund	3,059	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2023.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 (Unaudited) (continued)

(Dollar values in thousands)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2022, the Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.5%
Access Growth Fund	1	96.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the

42	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the/a Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	43

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022 and continued to hold your shares at the end of the reporting period, December 31, 2022.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,005.40	$4.50	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	1,002.10	7.01	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class I
Actual	1,000.00	1,006.00	3.24	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	1,016.50	4.63	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class C
Actual	1,000.00	1,013.60	7.16	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class I
Actual	1,000.00	1,017.20	3.36	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, CII and T. Rowe Price, for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).

The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser or sub-advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:

(i)	The background and experience of the Adviser’s and sub-advisers’ senior management and investment personnel, including personnel changes, if any;

(ii)

The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds and Underlying Funds, including personnel changes, if any;

(iii)	The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

(iv)	Information about the structure and distribution strategy for each Fund and how it fits with the Trust’s other fund offerings;

(v)	The administration services provided by the Adviser in its role as Administrator;

(vi)

Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates and the sub-advisers gained from their experience as Trustees of the Trusts and in the financial industry generally;

(vii)	The overall reputation and capabilities of the Adviser and its affiliates and the sub-advisers;

(viii)	The commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, as applicable;

(ix)	Their overall confidence in the Adviser’s and sub-advisers’ integrity;

(x)

The Adviser’s and sub-advisers’ responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds; and

(xi)

The Adviser’s and each sub-adviser’s business continuity plan and steps the Adviser and its affiliates and the sub-advisers have taken to provide ongoing services to the Funds and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates and the sub-advisers’ success in continuing to provide services to the Funds and their shareholders throughout this period.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The

46	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted

that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the fourth quintile of both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2021. The Trustees noted that the performance for Class I shares was in the third quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for Class A shares was in the second, third and third quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles of the Peer Group, and in the first, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account the waivers and/or reimbursements limiting the total annual fund operating expense of Access Balanced Fund’s Class A, C and I shares to 0.93%, 1.43% and 0.68%, respectively, and the total annual fund operating expenses of Access Growth Fund’s Class A, C and I shares to 0.95%, 1.45% and 0.70%, respectively, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the sub-advisers out of the advisory fee. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee and actual total expenses for Class A shares were both in the fourth quintile of both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in fourth quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

48	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2022

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2022, the Funds elected to pass through to shareholders taxes paid to foreign countries. Income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Access Balanced Fund	$3,083	$266
JPMorgan Access Growth Fund	3,641	368

DECEMBER 31, 2022	JP MORGAN ACCESS FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.	SAN-ACCESS-1222

Semi-Annual Report
JPMorgan Equity Focus Fund
December 31, 2022  (Unaudited)
JPMorgan Equity Focus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.
While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely yours,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan Equity Focus Fund	1

JPMorgan Equity Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(1.44)%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$197,938
INVESTMENT OBJECTIVE **
The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.
HOW DID THE MARKET PERFORM?
Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.
In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While the U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its overweight position in the materials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Charter Communications Inc. and FedEx Corp., and its out-of-Benchmark position in Zoom Video Communications Inc. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid broad weakness in the communication services sector due to slowing subscriber growth. Shares of FedEx, a parcel delivery company, fell after the company reported lower-than-expected revenue for its first fiscal quarter and forecast lower shipping volumes. Shares of Zoom Video Communications, a video conferencing service provider, fell after the company reported lower-than-expected revenue for the second quarter of 2022 and issued a weaker-than-expected forecast.
Leading individual contributors to relative performance included the Fund’s overweight positions in ConocoPhillips, Intuitive Surgical Inc. and DexCom Inc. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of Intuitive Surgical, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of DexCom, a manufacturer of diabetes monitoring devices, rose after the company reported better-than-expected earnings and revenue for third quarter of 2022 and forecast revenue growth for the full year 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

2	JPMorgan Equity Focus Fund	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.0%
2.	Apple, Inc.	5.1
3.	Bank of America Corp.	3.9
4.	Loews Corp.	3.8
5.	Berkshire Hathaway, Inc., Class B	3.6
6.	Mastercard, Inc., Class A	3.4
7.	UnitedHealth Group, Inc.	3.3
8.	Amazon.com, Inc.	3.3
9.	Martin Marietta Materials, Inc.	3.2
10.	Alphabet, Inc., Class C	3.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	22.1%
Financials	16.2
Health Care	14.7
Consumer Discretionary	10.4
Industrials	7.4
Communication Services	6.7
Materials	5.4
Real Estate	5.0
Energy	4.8
Consumer Staples	2.5
Utilities	1.8
Short-Term Investments	3.0

December 31, 2022	JPMorgan Equity Focus Fund	3

JPMorgan Equity Focus Fund
FUND COMMENTARY
SIX MONTHS ENDED   December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge **		(6.69)%	(22.12)%	8.15%	12.00%
Without Sales Charge		(1.54)	(17.80)	9.32	12.60
CLASS C SHARES	July 29, 2011
With CDSC ***		(2.79)	(19.23)	8.78	12.16
Without CDSC		(1.79)	(18.23)	8.78	12.16
Class I SHARES	July 29, 2011	(1.44)	(17.62)	9.60	12.89
Class R6 SHARES	October 1, 2018	(1.28)	(17.40)	9.83	13.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMorgan Equity Focus Fund	December 31, 2022

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Automobiles — 1.2%
Tesla, Inc. *	19	2,342
Banks — 5.7%
Bank of America Corp.	232	7,696
M&T Bank Corp.	25	3,609
		11,305
Biotechnology — 5.3%
AbbVie, Inc.	33	5,270
Regeneron Pharmaceuticals, Inc. *	7	5,272
		10,542
Building Products — 2.3%
Trane Technologies plc	27	4,498
Construction & Engineering — 2.6%
Quanta Services, Inc.	36	5,134
Construction Materials — 3.2%
Martin Marietta Materials, Inc.	19	6,412
Consumer Finance — 3.1%
Capital One Financial Corp.	65	6,032
Containers & Packaging — 2.2%
Packaging Corp. of America	35	4,441
Diversified Financial Services — 3.6%
Berkshire Hathaway, Inc., Class B *	23	7,140
Electric Utilities — 1.8%
Xcel Energy, Inc.	50	3,539
Electrical Equipment — 1.1%
Hubbell, Inc.	9	2,158
Equity Real Estate Investment Trusts (REITs) — 5.0%
Public Storage	14	3,797
Weyerhaeuser Co.	199	6,177
		9,974
Health Care Equipment & Supplies — 4.0%
Dexcom, Inc. *	26	2,937
Intuitive Surgical, Inc. *	18	4,871
		7,808
Health Care Providers & Services — 3.3%
UnitedHealth Group, Inc.	12	6,618
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	2	3,960
INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 2.5%
Procter & Gamble Co. (The)	32	4,877
Insurance — 3.8%
Loews Corp.	128	7,486
Interactive Media & Services — 3.2%
Alphabet, Inc., Class C *	72	6,399
Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc. *	78	6,570
IT Services — 3.4%
Mastercard, Inc., Class A	19	6,774
Machinery — 1.4%
Ingersoll Rand, Inc.	54	2,799
Media — 2.1%
Charter Communications, Inc., Class A *	12	4,148
Oil, Gas & Consumable Fuels — 4.7%
ConocoPhillips	38	4,452
Kinder Morgan, Inc.	273	4,937
		9,389
Pharmaceuticals — 2.1%
Bristol-Myers Squibb Co.	57	4,117
Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices, Inc. *	40	2,607
NVIDIA Corp.	18	2,691
QUALCOMM, Inc.	23	2,492
SolarEdge Technologies, Inc. *	10	2,803
		10,593
Software — 8.1%
Microsoft Corp.	49	11,811
Palo Alto Networks, Inc. *	17	2,374
Zoom Video Communications, Inc., Class A *	29	1,916
		16,101
Specialty Retail — 3.9%
AutoZone, Inc. *	2	5,023
Home Depot, Inc. (The)	9	2,685
		7,708
Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.	78	10,067
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Equity Focus Fund	5

JPMorgan Equity Focus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 1.4%
T-Mobile US, Inc. *	20	2,736
Total Common Stocks (Cost $164,461)		191,667
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $5,887)	5,887	5,889
Total Investments — 99.8% (Cost $170,348)		197,556
Other Assets Less Liabilities — 0.2%		382
NET ASSETS — 100.0%		197,938

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMorgan Equity Focus Fund	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

JPMorgan Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$191,667
Investments in affiliates, at value	5,889
Cash	27
Receivables:
Fund shares sold	529
Dividends from non-affiliates	118
Dividends from affiliates	1
Total Assets	198,231
LIABILITIES:
Payables:
Fund shares redeemed	131
Accrued liabilities:
Investment advisory fees	78
Administration fees	9
Distribution fees	9
Service fees	34
Custodian and accounting fees	5
Trustees’ and Chief Compliance Officer’s fees	—(a)
Other	27
Total Liabilities	293
Net Assets	$197,938

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Equity Focus Fund	7

STATEMENT OF ASSETS AND LIABILITIES
AS OF   December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$181,072
Total distributable earnings (loss)	16,866
Total Net Assets	$197,938
Net Assets:
Class A	$20,617
Class C	7,849
Class I	129,738
Class R6	39,734
Total	$197,938
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	747
Class C	305
Class I	4,578
Class R6	1,412
Net Asset Value (a):
Class A — Redemption price per share	$27.61
Class C — Offering price per share (b)	25.76
Class I — Offering and redemption price per share	28.33
Class R6 — Offering and redemption price per share	28.15
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.14
Cost of investments in non-affiliates	$164,461
Cost of investments in affiliates	5,887

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMorgan Equity Focus Fund	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED   December 31, 2022  (Unaudited)
(Amounts in thousands)

JPMorgan Equity Focus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$874
Dividend income from affiliates	103
Total investment income	977
EXPENSES:
Investment advisory fees	496
Administration fees	74
Distribution fees:
Class A	25
Class C	29
Service fees:
Class A	25
Class C	10
Class I	164
Custodian and accounting fees	14
Professional fees	26
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	4
Registration and filing fees	28
Transfer agency fees (See Note 2.G.)	2
Other	6
Total expenses	916
Less fees waived	(72)
Less expense reimbursements	(1)
Net expenses	843
Net investment income (loss)	134
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,806)
Investments in affiliates	2
Net realized gain (loss)	(6,804)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,448
Investments in affiliates	1
Change in net unrealized appreciation/depreciation	2,449
Net realized/unrealized gains (losses)	(4,355)
Change in net assets resulting from operations	$(4,221)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Equity Focus Fund	9

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Focus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$134	$362
Net realized gain (loss)	(6,804)	1,520
Change in net unrealized appreciation/depreciation	2,449	(21,484)
Change in net assets resulting from operations	(4,221)	(19,602)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(285)	(1,192)
Class C	(102)	(513)
Class I	(1,964)	(9,277)
Class R6	(700)	(3,810)
Total distributions to shareholders	(3,051)	(14,792)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	25,287	82,423
NET ASSETS:
Change in net assets	18,015	48,029
Beginning of period	179,923	131,894
End of period	$197,938	$179,923
SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMorgan Equity Focus Fund	December 31, 2022

	JPMorgan Equity Focus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,004	$13,655
Distributions reinvested	285	1,192
Cost of shares redeemed	(3,215)	(4,319)
Change in net assets resulting from Class A capital transactions	4,074	10,528
Class C
Proceeds from shares issued	2,295	2,980
Distributions reinvested	102	513
Cost of shares redeemed	(555)	(286)
Change in net assets resulting from Class C capital transactions	1,842	3,207
Class I
Proceeds from shares issued	34,627	59,967
Distributions reinvested	1,948	9,276
Cost of shares redeemed	(23,199)	(8,874)
Change in net assets resulting from Class I capital transactions	13,376	60,369
Class R6
Proceeds from shares issued	7,600	7,495
Distributions reinvested	699	3,808
Cost of shares redeemed	(2,304)	(2,984)
Change in net assets resulting from Class R6 capital transactions	5,995	8,319
Total change in net assets resulting from capital transactions	$25,287	$82,423
SHARE TRANSACTIONS:
Class A
Issued	239	422
Reinvested	10	36
Redeemed	(113)	(131)
Change in Class A Shares	136	327
Class C
Issued	85	100
Reinvested	3	16
Redeemed	(20)	(9)
Change in Class C Shares	68	107
Class I
Issued	1,157	1,823
Reinvested	66	272
Redeemed	(800)	(275)
Change in Class I Shares	423	1,820
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Equity Focus Fund	11

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Focus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	256	229
Reinvested	24	112
Redeemed	(78)	(87)
Change in Class R6 Shares	202	254
SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMorgan Equity Focus Fund	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$28.42	$(0.02)	$(0.40)	$(0.42)	$(0.04)	$(0.35)	$(0.39)	$27.61
Year Ended June 30, 2022	35.03	—	(2.70)	(2.70)	—	(3.91)	(3.91)	28.42
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)	35.03
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)	26.88
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)	30.15
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)	31.83
Class C
Six Months Ended December 31, 2022 (Unaudited)	26.57	(0.08)	(0.38)	(0.46)	—	(0.35)	(0.35)	25.76
Year Ended June 30, 2022	33.15	(0.16)	(2.51)	(2.67)	—	(3.91)	(3.91)	26.57
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)	33.15
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)	25.63
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)	29.01
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)	30.75
Class I
Six Months Ended December 31, 2022 (Unaudited)	29.16	0.02	(0.41)	(0.39)	(0.09)	(0.35)	(0.44)	28.33
Year Ended June 30, 2022	35.80	0.08	(2.78)	(2.70)	(0.03)	(3.91)	(3.94)	29.16
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)	35.80
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)	27.38
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)	30.60
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)	32.13
Class R6
Six Months Ended December 31, 2022 (Unaudited)	29.01	0.06	(0.42)	(0.36)	(0.15)	(0.35)	(0.50)	28.15
Year Ended June 30, 2022	35.62	0.16	(2.75)	(2.59)	(0.11)	(3.91)	(4.02)	29.01
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)	35.62
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)	27.25
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)	30.48

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMorgan Equity Focus Fund	December 31, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

(1.54)%	$20,617	1.10% (f)	(0.11)% (f)	1.17% (f)	17%
(9.32)	17,340	1.10	(0.01)	1.19	29
47.07	9,949	1.09	0.05	1.24	58
5.87	5,723	1.10	0.55	1.34	44
9.22	5,511	1.09	0.42	1.41	45
15.02	4,077	1.11	0.26	1.31	34

(1.79)	7,849	1.60(f)	(0.61)(f)	1.67(f)	17
(9.79)	6,298	1.60	(0.52)	1.69	29
46.37	4,293	1.59	(0.45)	1.74	58
5.30	3,147	1.60	0.05	1.84	44
8.67	3,084	1.59	(0.09)	1.89	45
14.45	3,017	1.61	(0.26)	1.80	34

(1.40)	129,738	0.85(f)	0.14(f)	0.92(f)	17
(9.12)	121,161	0.85	0.23	0.94	29
47.46	83,598	0.85	0.30	0.98	58
6.12	52,303	0.85	0.79	1.08	44
9.50	75,887	0.84	0.57	1.08	45
15.31	246,276	0.86	0.52	1.03	34

(1.28)	39,734	0.59(f)	0.39(f)	0.67(f)	17
(8.87)	35,124	0.60	0.47	0.69	29
47.82	34,054	0.60	0.55	0.73	58
6.39	23,881	0.60	1.06	0.83	44
2.03	22,346	0.59	1.08	0.95	45
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan Equity Focus Fund	15

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Focus Fund (the "Fund") to seek long term capital appreciation.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
At a meeting held on February 7-9, 2023, the Board of Trustees of the Trust (the “Board”) approved the reorganization (the “Reorganization”) of the Fund into a newly created exchange-traded fund, JPMorgan Equity Focus ETF (“Equity Focus ETF”), a series of J.P. Morgan Exchange-Traded Fund Trust. The Reorganization is expected to occur on or about July 28, 2023 (the “Closing Date”). Equity Focus ETF will have the same investment adviser, investment objective and fundamental investment policies and substantially similar investment strategies as the Fund.
Effective March 1, 2023, Class A and C Shares will be offered on a limited basis, no CDSC will be imposed on redemptions of Class A and C Shares, no sales charge will be imposed on the purchase of Class A Shares and Distribution Fees on all applicable shares will be waived.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

16	JPMorgan Equity Focus Fund	December 31, 2022

The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$197,556	$—	$—	$197,556

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of December 31, 2022, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the six months ended December 31, 2022.

December 31, 2022	JPMorgan Equity Focus Fund	17

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$11,341	$37,250	$42,705	$2	$1	$5,889	5,887	$103	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend.
G. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$1	$—(a)	$1	$—(a)	$2

(a)	Amount rounds to less than one thousand.

18	JPMorgan Equity Focus Fund	December 31, 2022

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C
Equity Focus Fund	0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
Front-End Sales Charge	CDSC
$3	$—
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%

December 31, 2022	JPMorgan Equity Focus Fund	19

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R6
1.10%	1.60%	0.85%	0.60%
The expense limitation agreement was in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$40	$26	$1	$67
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 was $5.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the period ended December 31, 2022 the amount of this reimbursement was $1.
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

20	JPMorgan Equity Focus Fund	December 31, 2022

4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$55,112	$31,857
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$170,348	$35,722	$8,514	$27,208
Net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2022, the Fund deferred to July 1, 2022 the following net capital losses (gains) of:
Net Capital Losses (Gains)
Short-Term
$1,979
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Fund because the Fund and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata

December 31, 2022	JPMorgan Equity Focus Fund	21

NOTES TO FINANCIAL STATEMENTS
AS OF   December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Fund did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of December 31, 2022, the Fund had one individual shareholder and/or affiliated omnibus account and three individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 38.2% and 37.5% of the Fund's outstanding shares, respectively.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

22	JPMorgan Equity Focus Fund	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees  and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$984.60	$5.50	1.10%
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	982.10	7.99	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class I
Actual	1,000.00	986.00	4.25	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	987.20	2.96	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

December 31, 2022	JPMorgan Equity Focus Fund	23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals. The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmark, and analyses by the Adviser of the Fund’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Fund, including risk and performance return assessments as compared to the Fund’s objectives, benchmarks, and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the
Trust, and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy for the Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

24	JPMorgan Equity Focus Fund	December 31, 2022

(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Fund;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the

December 31, 2022	JPMorgan Equity Focus Fund	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”) and a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer
Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Fund by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:
The Trustees noted that the Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the fourth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the fourth, first and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the Fund’s performance for Class R6 shares was in the fourth and second quintiles of the Peer Group, and in the third and first quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each class taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it can be difficult to make comparisons

26	JPMorgan Equity Focus Fund	December 31, 2022

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:
The Trustees noted that the Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and fourth quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

December 31, 2022	JPMorgan Equity Focus Fund	27

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-EF-1222

Semi-Annual Report
J.P. Morgan Funds
December 31, 2022  (Unaudited)
JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.
Prospective investors should refer to the Fund's prospectuses for a discussion of the Fund's investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Funds	1

JPMorgan Diversified Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	0.96%
MSCI World Index (net of foreign withholding taxes)	2.97%
Diversified Composite Benchmark **	0.74%
Net Assets as of 12/31/2022 (In Thousands)	$516,351
INVESTMENT OBJECTIVE***
The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.
HOW DID THE MARKETS PERFORM?
Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Bond market returns were mixed as leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.
In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the MSCI World Index (net of foreign withholding taxes) and outperformed the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Index for the six months ended December 31, 2022.
Relative to the MSCI World Index, an equity-only index, the Fund’s allocation to fixed income assets contributed to performance.
Relative to the Composite Benchmark, the Fund’s asset allocation decisions contributed to performance. Amid geopolitical tensions in Europe, elevated inflation levels and a hawkish policy stance by the U.S. Federal Reserve, the portfolio managers sought to reduce the Fund’s equity risk primarily by lowering its allocations to international developed markets and small cap equity. The portfolio managers maintained the Fund’s underweight allocation to equity for duration of the period, which contributed to relative performance.
The Fund’s tactical asset allocation decisions, which generally involve a more active trading approach and seek to take advantage of short-to-intermediate term investment opportunities, and the portfolio managers’ preferences for active and value-oriented underlying fund managers also contributed to relative performance.
The leading detractors from relative performance were asset allocation decisions within fixed income, including the Fund’s underweight positions in international developed markets debt and U.S. core fixed income.
The performance of the Fund’s investments in international equity underlying fund managers’ performance was mixed over the period but ultimately detracted from relative performance

2	J.P. Morgan Funds	December 31, 2022

amid the geopolitical tensions in Europe and both regulatory and pandemic pressures in China.
HOW WAS THE FUND POSITIONED?
The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments. At December 31, 2022, the Fund remained underweight in both equity and fixed income, and held a larger-than-usual allocation to cash via
JPMorgan money market funds.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Core Bond Fund, Class R6	7.2%
2.	FNMA/FHLMC UMBS, Single Family, 30 Year 5.50%, 1/25/2053	3.0
3.	U.S. Treasury Notes 0.13%, 1/31/2023	2.8
4.	Microsoft Corp.	2.4
5.	JPMorgan BetaBuilders Japan ETF	2.1
6.	JPMorgan Large Cap Value Fund, Class R6	2.0
7.	Amazon.com, Inc.	1.4
8.	Apple, Inc.	1.2
9.	GNMA II, 30 Year 2.50%, 10/20/2051	1.0
10.	LVMH Moet Hennessy Louis Vuitton SE (France)	1.0

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Common Stocks	56.1%
U.S. Treasury Obligations	10.2
Investment Companies	9.2
Corporate Bonds	7.0
Mortgage-Backed Securities	7.0
Asset-Backed Securities	2.3
Exchange-Traded Funds	2.1
Others (each less than 1.0%)	1.1
Short-Term Investments	5.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund's model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Funds	3

JPMorgan Diversified Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge **		(3.81)%	(19.49)%	3.21%	6.02%
Without Sales Charge		0.73	(15.68)	4.16	6.51
CLASS C SHARES	March 24, 2003
With CDSC ***		(0.52)	(17.15)	3.64	6.08
Without CDSC		0.48	(16.15)	3.64	6.08
Class I SHARES	September 10, 2001	0.93	(15.44)	4.44	6.78
Class L SHARES	September 10, 1993	0.96	(15.37)	4.54	6.96
Class R6 SHARES	November 1, 2017	0.93	(15.37)	4.60	7.00

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Funds	December 31, 2022

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 57.6%
Aerospace & Defense — 0.7%
Airbus SE (France)	10	1,157
Boeing Co. (The) *	1	102
General Dynamics Corp.	1	245
Howmet Aerospace, Inc.	—	12
Huntington Ingalls Industries, Inc.	—	7
L3Harris Technologies, Inc.	—	38
Lockheed Martin Corp.	—	111
Northrop Grumman Corp.	2	721
Raytheon Technologies Corp.	4	435
Safran SA (France)	3	406
Textron, Inc.	—	14
Thales SA (France)	1	156
TransDigm Group, Inc.	—	33
Woodward, Inc.	2	130
		3,567
Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	—	10
Expeditors International of Washington, Inc.	—	16
FedEx Corp.	1	180
United Parcel Service, Inc., Class B	10	1,690
		1,896
Airlines — 0.1%
Alaska Air Group, Inc. *	2	104
American Airlines Group, Inc. *	1	8
Delta Air Lines, Inc. *	1	20
Deutsche Lufthansa AG (Registered) (Germany) *	30	250
Southwest Airlines Co. *	1	19
United Airlines Holdings, Inc. *	—	12
		413
Auto Components — 0.2%
Aptiv plc *	—	24
BorgWarner, Inc.	—	9
Cie Generale des Etablissements Michelin SCA (France)	41	1,126
LCI Industries	1	68
		1,227
Automobiles — 0.7%
Dr Ing hc F Porsche AG (Preference) (Germany) *	2	163
Ford Motor Co.	4	44
General Motors Co.	1	46
Mercedes-Benz Group AG (Germany)	5	338
Stellantis NV	55	782
INVESTMENTS	SHARES (000)	VALUE ($000)

Automobiles — continued
Tesla, Inc. *	14	1,711
Thor Industries, Inc.	1	38
Volkswagen AG (Preference) (Germany)	5	667
		3,789
Banks — 4.2%
AIB Group plc (Ireland)	66	255
Bank Central Asia Tbk. PT (Indonesia)	1,330	729
Bank of America Corp.	103	3,405
Bank of Ireland Group plc (Ireland)	35	334
Barclays plc (United Kingdom)	182	346
BNP Paribas SA (France)	5	301
Citigroup, Inc.	5	231
Citizens Financial Group, Inc.	7	290
Comerica, Inc.	—	17
Commerce Bancshares, Inc.	2	114
Cullen/Frost Bankers, Inc.	1	146
DBS Group Holdings Ltd. (Singapore)	47	1,197
Erste Group Bank AG (Austria)	5	144
Fifth Third Bancorp	1	39
First Republic Bank	2	223
HDFC Bank Ltd., ADR (India)	41	2,785
Huntington Bancshares, Inc.	2	35
KBC Group NV (Belgium)	21	1,344
KeyCorp	2	28
Lloyds Banking Group plc (United Kingdom)	550	300
M&T Bank Corp.	3	419
Mitsubishi UFJ Financial Group, Inc. (Japan)	74	499
Nordea Bank Abp (Finland)	120	1,285
PNC Financial Services Group, Inc. (The)	2	368
Regions Financial Corp.	2	35
Sberbank of Russia PJSC (Russia) ‡ *	18	1
ServisFirst Bancshares, Inc.	2	126
Signature Bank	1	155
SVB Financial Group *	1	292
TCS Group Holding plc, GDR (Russia) ‡ * (a)	1	—
Toronto-Dominion Bank (The) (Canada)	17	1,123
Truist Financial Corp.	44	1,892
UniCredit SpA (Italy)	28	392
US Bancorp	16	684
Wells Fargo & Co.	49	2,021
Western Alliance Bancorp	3	177
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	5

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
Wintrust Financial Corp.	2	164
Zions Bancorp NA	—	14
		21,910
Beverages — 1.3%
Brown-Forman Corp., Class B	—	11
Carlsberg A/S, Class B (Denmark)	6	863
Coca-Cola Co. (The)	17	1,055
Constellation Brands, Inc., Class A	2	366
Diageo plc (United Kingdom)	80	3,504
Keurig Dr Pepper, Inc.	4	132
Molson Coors Beverage Co., Class B	—	9
Monster Beverage Corp. *	—	37
PepsiCo, Inc.	1	251
Pernod Ricard SA (France)	2	326
		6,554
Biotechnology — 2.1%
AbbVie, Inc.	31	4,917
Alnylam Pharmaceuticals, Inc. *	2	335
Amgen, Inc.	2	377
Biogen, Inc. *	—	38
Exact Sciences Corp. *	4	215
Exelixis, Inc. *	8	135
Genmab A/S (Denmark) *	1	454
Gilead Sciences, Inc.	1	103
Horizon Therapeutics plc *	5	547
Incyte Corp. *	—	12
Moderna, Inc. *	—	57
Natera, Inc. *	3	112
Regeneron Pharmaceuticals, Inc. *	4	3,039
Vertex Pharmaceuticals, Inc. *	2	582
		10,923
Building Products — 0.5%
Allegion plc	—	4
Carlisle Cos., Inc.	—	125
Carrier Global Corp.	1	33
Fortune Brands Innovations, Inc.	6	328
Hayward Holdings, Inc. *	11	103
Johnson Controls International plc	1	42
Lennox International, Inc.	1	174
Masco Corp.	—	10
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Simpson Manufacturing Co., Inc.	2	143
Trane Technologies plc	9	1,592
		2,554
Capital Markets — 2.1%
3i Group plc (United Kingdom)	19	298
Ameriprise Financial, Inc.	2	471
Bank of New York Mellon Corp. (The)	1	32
BlackRock, Inc.	—	103
Blackstone, Inc.	4	317
Cboe Global Markets, Inc.	1	180
Charles Schwab Corp. (The)	10	853
CME Group, Inc.	12	1,999
Deutsche Boerse AG (Germany)	5	811
Evercore, Inc., Class A	2	171
FactSet Research Systems, Inc.	—	185
Focus Financial Partners, Inc., Class A *	4	160
Franklin Resources, Inc.	—	1
Goldman Sachs Group, Inc. (The)	—	137
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	12	494
Intercontinental Exchange, Inc.	1	55
Invesco Ltd.	2	42
LPL Financial Holdings, Inc.	1	193
MarketAxess Holdings, Inc.	—	6
Moelis & Co., Class A	4	137
Moody's Corp.	—	49
Morgan Stanley	15	1,273
Morningstar, Inc.	1	172
MSCI, Inc.	—	36
Nasdaq, Inc.	—	20
Northern Trust Corp.	2	155
Raymond James Financial, Inc.	—	19
S&P Global, Inc.	7	2,373
State Street Corp.	—	27
StepStone Group, Inc., Class A	6	156
T. Rowe Price Group, Inc.	1	144
		11,069
Chemicals — 1.1%
Air Products and Chemicals, Inc.	—	66
Albemarle Corp.	—	25
Arkema SA (France)	4	306
Axalta Coating Systems Ltd. *	9	233
Celanese Corp.	—	9
SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Chemicals — continued
CF Industries Holdings, Inc.	—	16
Corteva, Inc.	1	40
Dow, Inc.	1	34
DuPont de Nemours, Inc.	1	33
Eastman Chemical Co.	10	783
Ecolab, Inc.	—	40
FMC Corp.	—	15
International Flavors & Fragrances, Inc.	—	25
Linde plc (United Kingdom)	1	154
Linde plc (United Kingdom)	4	1,432
LyondellBasell Industries NV, Class A	—	20
Mosaic Co. (The)	—	14
Perimeter Solutions SA *	11	99
PPG Industries, Inc.	4	502
Sherwin-Williams Co. (The)	—	54
Shin-Etsu Chemical Co. Ltd. (Japan)	13	1,624
		5,524
Commercial Services & Supplies — 0.3%
Cintas Corp.	—	38
Copart, Inc. *	7	431
Driven Brands Holdings, Inc. *	6	168
IAA, Inc. *	4	139
MSA Safety, Inc.	2	223
Republic Services, Inc.	—	25
Ritchie Bros Auctioneers, Inc. (Canada)	2	126
Rollins, Inc.	—	8
Stericycle, Inc. *	3	155
Waste Connections, Inc.	1	182
Waste Management, Inc.	1	64
		1,559
Communications Equipment — 0.1%
Arista Networks, Inc. *	1	163
Cisco Systems, Inc.	6	290
CommScope Holding Co., Inc. *	5	33
F5, Inc. *	—	6
Juniper Networks, Inc.	—	3
Motorola Solutions, Inc.	—	52
Nokia OYJ (Finland)	41	190
		737
Construction & Engineering — 0.8%
Quanta Services, Inc.	5	685
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued
Vinci SA (France)	34	3,426
WillScot Mobile Mini Holdings Corp. *	5	236
		4,347
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1	271
Vulcan Materials Co.	2	465
		736
Consumer Finance — 0.4%
American Express Co.	9	1,340
Capital One Financial Corp.	5	412
Discover Financial Services	—	25
Synchrony Financial	—	14
		1,791
Containers & Packaging — 0.3%
Amcor plc	1	17
AptarGroup, Inc.	2	195
Avery Dennison Corp.	—	14
Ball Corp.	—	15
Billerud AB (Sweden)	9	107
Crown Holdings, Inc.	2	157
International Paper Co.	—	12
Packaging Corp. of America	2	207
Sealed Air Corp.	—	7
Smurfit Kappa Group plc (Ireland)	9	321
Verallia SA (France) (a)	8	252
WestRock Co.	3	115
		1,419
Distributors — 0.1%
Genuine Parts Co.	—	23
Inchcape plc (United Kingdom)	14	145
LKQ Corp.	4	201
Pool Corp.	1	214
		583
Diversified Consumer Services — 0.0% ^
Bright Horizons Family Solutions, Inc. *	3	166
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B *	4	1,093
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	7	125
Deutsche Telekom AG (Registered) (Germany)	21	410
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	7

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc.	1	6
Nippon Telegraph & Telephone Corp. (Japan)	23	653
Verizon Communications, Inc.	20	811
		2,005
Electric Utilities — 1.2%
Alliant Energy Corp.	—	12
American Electric Power Co., Inc.	2	151
Constellation Energy Corp.	—	27
Duke Energy Corp.	1	94
Edison International	2	134
Entergy Corp.	1	126
Evergy, Inc.	—	14
Eversource Energy	—	28
Exelon Corp.	1	41
FirstEnergy Corp.	1	22
Iberdrola SA (Spain)	83	973
NextEra Energy, Inc.	39	3,262
NRG Energy, Inc.	—	2
PG&E Corp. *	21	332
Pinnacle West Capital Corp.	—	8
PPL Corp.	1	20
Southern Co. (The)	1	74
Xcel Energy, Inc.	9	600
		5,920
Electrical Equipment — 0.8%
Alfen Beheer BV (Netherlands) * (a)	2	179
AMETEK, Inc.	3	439
Eaton Corp. plc	11	1,760
Emerson Electric Co.	1	54
Generac Holdings, Inc. *	1	120
Hexatronic Group AB (Sweden)	17	230
Hubbell, Inc.	1	255
Rockwell Automation, Inc.	—	28
Schneider Electric SE	7	993
		4,058
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	1	44
CDW Corp.	—	23
Cognex Corp.	4	167
Corning, Inc.	1	23
Keyence Corp. (Japan)	3	1,281
Keysight Technologies, Inc. *	1	247
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
TD SYNNEX Corp.	1	116
TE Connectivity Ltd. (Switzerland)	—	35
Teledyne Technologies, Inc. *	—	18
Trimble, Inc. *	—	12
Zebra Technologies Corp., Class A *	1	199
		2,165
Energy Equipment & Services — 0.4%
Aker Solutions ASA (Norway) (a)	41	160
Baker Hughes Co.	56	1,644
Halliburton Co.	1	34
Schlumberger Ltd.	1	72
		1,910
Entertainment — 0.1%
Activision Blizzard, Inc.	1	52
CTS Eventim AG & Co. KGaA (Germany) *	4	279
Electronic Arts, Inc.	—	30
Live Nation Entertainment, Inc. *	—	12
Netflix, Inc. *	1	125
Take-Two Interactive Software, Inc. *	—	15
Walt Disney Co. (The) *	2	151
Warner Bros Discovery, Inc. *	2	20
		684
Equity Real Estate Investment Trusts (REITs) — 1.3%
Alexandria Real Estate Equities, Inc.	—	23
American Homes 4 Rent, Class A	5	152
American Tower Corp.	—	94
Apple Hospitality REIT, Inc.	5	82
AvalonBay Communities, Inc.	—	22
Boston Properties, Inc.	—	4
Brixmor Property Group, Inc.	7	166
Camden Property Trust	—	1
Crown Castle, Inc.	—	56
CubeSmart	4	173
Digital Realty Trust, Inc.	—	27
EastGroup Properties, Inc.	2	242
Equinix, Inc.	—	59
Equity Residential	1	27
Essex Property Trust, Inc.	—	12
Extra Space Storage, Inc.	—	18
Federal Realty Investment Trust	1	135
Healthpeak Properties, Inc.	1	13
Host Hotels & Resorts, Inc.	1	11
SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Invitation Homes, Inc.	1	16
Iron Mountain, Inc.	—	14
JBG SMITH Properties	4	67
Kimco Realty Corp.	11	232
Lamar Advertising Co., Class A	1	118
Mid-America Apartment Communities, Inc.	2	339
National Retail Properties, Inc.	4	173
Outfront Media, Inc.	8	136
Prologis, Inc.	25	2,860
Public Storage	1	140
Rayonier, Inc.	5	161
Realty Income Corp.	1	38
Regency Centers Corp.	—	7
Ryman Hospitality Properties, Inc.	1	100
SBA Communications Corp.	—	29
Simon Property Group, Inc.	—	37
Sun Communities, Inc.	4	534
UDR, Inc.	—	11
Ventas, Inc.	—	17
VICI Properties, Inc.	1	30
Vornado Realty Trust	—	—
Welltower, Inc.	2	97
Weyerhaeuser Co.	9	262
		6,735
Food & Staples Retailing — 0.6%
Albertsons Cos., Inc., Class A	3	68
Alimentation Couche-Tard, Inc. (Canada)	16	690
BJ's Wholesale Club Holdings, Inc. *	3	162
Casey's General Stores, Inc.	1	149
Costco Wholesale Corp.	—	193
Koninklijke Ahold Delhaize NV (Netherlands)	17	499
Kroger Co. (The)	1	28
Moran Foods Backstop Equity ‡ *	3	8
Performance Food Group Co. *	4	221
Sysco Corp.	2	131
Walgreens Boots Alliance, Inc.	1	26
Wal-Mart de Mexico SAB de CV (Mexico)	128	453
Walmart, Inc.	1	191
X5 Retail Group NV, GDR, Class S (Russia) ‡ * (a)	1	—
		2,819
Food Products — 0.7%
Archer-Daniels-Midland Co.	1	49
Campbell Soup Co.	—	11
INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued
Conagra Brands, Inc.	—	15
General Mills, Inc.	1	48
Hershey Co. (The)	—	32
Hormel Foods Corp.	—	12
JM Smucker Co. (The)	—	13
Kellogg Co.	—	17
Kraft Heinz Co. (The)	7	262
Lamb Weston Holdings, Inc.	2	180
McCormick & Co., Inc. (Non-Voting)	—	19
Mondelez International, Inc., Class A	1	93
Nestle SA (Registered)	24	2,764
Post Holdings, Inc. *	2	167
Tyson Foods, Inc., Class A	—	9
		3,691
Gas Utilities — 0.0% ^
Atmos Energy Corp.	2	175
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	2	182
Align Technology, Inc. *	—	14
Baxter International, Inc.	—	24
Becton Dickinson and Co.	—	69
Boston Scientific Corp. *	61	2,841
Coloplast A/S, Class B (Denmark)	5	526
Cooper Cos., Inc. (The)	1	317
Dexcom, Inc. *	3	378
Edwards Lifesciences Corp. *	1	44
Hologic, Inc. *	—	17
Hoya Corp. (Japan)	14	1,293
ICU Medical, Inc. *	1	134
IDEXX Laboratories, Inc. *	—	32
Insulet Corp. *	1	258
Intuitive Surgical, Inc. *	6	1,677
Medtronic plc	3	195
QuidelOrtho Corp. *	2	126
ResMed, Inc.	—	28
STERIS plc	1	203
Stryker Corp.	—	90
Teleflex, Inc.	—	8
Zimmer Biomet Holdings, Inc.	1	136
		8,592
Health Care Providers & Services — 1.5%
AmerisourceBergen Corp.	2	334
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	9

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Cardinal Health, Inc.	—	19
Centene Corp. *	3	209
Chemed Corp.	—	179
Cigna Corp.	1	262
CVS Health Corp.	4	395
DaVita, Inc. *	—	4
Elevance Health, Inc.	—	118
Encompass Health Corp.	4	223
HCA Healthcare, Inc.	1	262
HealthEquity, Inc. *	2	142
Henry Schein, Inc. *	—	8
Humana, Inc.	—	64
Laboratory Corp. of America Holdings	1	190
McKesson Corp.	1	441
Molina Healthcare, Inc. *	1	192
NMC Health plc (United Arab Emirates) ‡ *	1	—(b)
Quest Diagnostics, Inc.	—	17
UnitedHealth Group, Inc.	9	4,856
Universal Health Services, Inc., Class B	—	8
		7,923
Health Care Technology — 0.0% ^
Certara, Inc. *	6	99
Definitive Healthcare Corp. *	7	74
		173
Hotels, Restaurants & Leisure — 1.6%
Aramark	6	262
Booking Holdings, Inc. *	1	1,844
Caesars Entertainment, Inc. *	—	8
Carnival Corp. *	1	8
Chipotle Mexican Grill, Inc. *	—	35
Darden Restaurants, Inc.	—	10
Domino's Pizza, Inc.	—	10
Expedia Group, Inc. *	—	12
Hilton Worldwide Holdings, Inc.	3	375
Las Vegas Sands Corp. *	1	22
Marriott International, Inc., Class A	14	2,036
McDonald's Corp.	7	1,704
MGM Resorts International	—	13
Norwegian Cruise Line Holdings Ltd. *	1	7
Planet Fitness, Inc., Class A *	2	186
Royal Caribbean Cruises Ltd. *	3	147
Starbucks Corp.	1	109
Texas Roadhouse, Inc.	1	112
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Vail Resorts, Inc.	1	201
Wendy's Co. (The)	8	179
Wynn Resorts Ltd. *	—	8
Yum! Brands, Inc.	8	1,019
		8,307
Household Durables — 0.3%
DR Horton, Inc.	—	27
Garmin Ltd.	2	164
Lennar Corp., Class A	—	22
Mohawk Industries, Inc. *	2	145
Newell Brands, Inc.	9	121
NVR, Inc. *	—	14
PulteGroup, Inc.	—	10
Sony Group Corp. (Japan)	10	770
Whirlpool Corp.	—	7
		1,280
Household Products — 0.2%
Church & Dwight Co., Inc.	—	13
Clorox Co. (The)	—	16
Colgate-Palmolive Co.	1	72
Energizer Holdings, Inc.	3	97
Kimberly-Clark Corp.	—	44
Procter & Gamble Co. (The)	4	585
Reckitt Benckiser Group plc (United Kingdom)	4	268
Reynolds Consumer Products, Inc.	5	138
		1,233
Independent Power and Renewable Electricity Producers — 0.4%
ACEN Corp. (Philippines)	5	1
AES Corp. (The)	—	18
RWE AG (Germany)	43	1,897
		1,916
Industrial Conglomerates — 0.1%
3M Co.	—	62
General Electric Co.	1	87
Honeywell International, Inc.	2	335
		484
Insurance — 2.0%
Aflac, Inc.	1	39
AIA Group Ltd. (Hong Kong)	42	463
AIA Group Ltd. (Hong Kong)	122	1,349
Allianz SE (Registered) (Germany)	8	1,636
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Allstate Corp. (The)	—	34
American International Group, Inc.	2	120
Aon plc, Class A	—	61
Arch Capital Group Ltd. *	—	22
Arthur J Gallagher & Co.	—	38
Brown & Brown, Inc.	—	12
Chubb Ltd.	1	287
Cincinnati Financial Corp.	—	13
CNA Financial Corp.	2	72
Everest Re Group Ltd.	—	11
Fairfax Financial Holdings Ltd. (Canada)	—	163
Globe Life, Inc.	—	—
Hartford Financial Services Group, Inc. (The)	2	151
Kinsale Capital Group, Inc.	1	127
Lincoln National Corp.	—	—
Loews Corp.	7	398
Marsh & McLennan Cos., Inc.	1	138
MetLife, Inc.	1	58
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	1	393
NN Group NV (Netherlands)	8	326
Principal Financial Group, Inc.	—	18
Progressive Corp. (The)	18	2,327
Prudential Financial, Inc.	1	35
Prudential plc (Hong Kong)	26	356
RLI Corp.	1	162
Tokio Marine Holdings, Inc. (Japan)	28	605
Travelers Cos., Inc. (The)	2	333
Willis Towers Watson plc	—	24
WR Berkley Corp.	—	14
Zurich Insurance Group AG (Switzerland)	1	467
		10,252
Interactive Media & Services — 1.4%
Alphabet, Inc., Class A *	23	2,044
Alphabet, Inc., Class C *	21	1,841
Bumble, Inc., Class A *	8	164
IAC, Inc. *	3	129
Match Group, Inc. *	—	11
Meta Platforms, Inc., Class A *	17	2,046
Tencent Holdings Ltd. (China)	23	997
		7,232
Internet & Direct Marketing Retail — 1.5%
Amazon.com, Inc. *	88	7,414
INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — continued
Delivery Hero SE (South Korea) * (a)	7	329
eBay, Inc.	1	21
Etsy, Inc. *	—	14
MYT Holding Co. ‡ *	37	11
		7,789
IT Services — 1.6%
Accenture plc, Class A	1	169
Akamai Technologies, Inc. *	—	11
Automatic Data Processing, Inc.	—	95
Broadridge Financial Solutions, Inc.	1	153
Capgemini SE (France)	5	893
Cognizant Technology Solutions Corp., Class A	1	28
DXC Technology Co. *	—	6
EPAM Systems, Inc. *	—	17
Fidelity National Information Services, Inc.	1	39
Fiserv, Inc. *	1	61
FleetCor Technologies, Inc. *	1	118
Gartner, Inc. *	—	27
Global Payments, Inc.	2	243
Globant SA *	1	195
International Business Machines Corp.	2	262
Jack Henry & Associates, Inc.	1	122
Mastercard, Inc., Class A	14	4,944
MongoDB, Inc. *	1	179
Paychex, Inc.	—	34
PayPal Holdings, Inc. *	1	77
SS&C Technologies Holdings, Inc.	3	149
VeriSign, Inc. *	—	18
Visa, Inc., Class A	2	324
WEX, Inc. *	1	218
		8,382
Leisure Products — 0.0% ^
Brunswick Corp.	3	186
Hasbro, Inc.	—	4
		190
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	—	42
Bio-Rad Laboratories, Inc., Class A *	—	5
Bio-Techne Corp.	—	2
Charles River Laboratories International, Inc. *	—	10
Danaher Corp.	1	166
Illumina, Inc. *	—	30
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	11

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — continued
IQVIA Holdings, Inc. *	—	36
Mettler-Toledo International, Inc. *	—	298
PerkinElmer, Inc.	—	17
Syneos Health, Inc. *	3	101
Thermo Fisher Scientific, Inc.	1	611
Waters Corp. *	—	20
West Pharmaceutical Services, Inc.	1	165
		1,503
Machinery — 1.8%
ANDRITZ AG (Austria)	4	230
Atlas Copco AB, Class A (Sweden)	57	669
Caterpillar, Inc.	1	120
Cummins, Inc.	—	32
Deere & Co.	7	3,135
Douglas Dynamics, Inc.	3	100
Dover Corp.	2	241
Duerr AG (Germany)	3	112
FANUC Corp. (Japan)	4	614
Fortive Corp.	—	21
Hillman Solutions Corp. *	16	116
IDEX Corp.	1	126
Illinois Tool Works, Inc.	—	73
Ingersoll Rand, Inc.	7	340
ITT, Inc.	1	87
Lincoln Electric Holdings, Inc.	2	217
Middleby Corp. (The) *	1	99
Nordson Corp.	1	163
Otis Worldwide Corp.	—	31
PACCAR, Inc.	—	32
Parker-Hannifin Corp.	—	37
RBC Bearings, Inc. *	1	151
Snap-on, Inc.	—	8
Stanley Black & Decker, Inc.	—	5
Timken Co. (The)	1	89
Toro Co. (The)	4	444
Volvo AB, Class B (Sweden)	95	1,722
Westinghouse Air Brake Technologies Corp.	—	17
Xylem, Inc.	—	19
		9,050
Media — 0.3%
Charter Communications, Inc., Class A *	3	991
Comcast Corp., Class A	4	145
DISH Network Corp., Class A *	—	3
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Fox Corp., Class A	—	9
Fox Corp., Class B	—	4
Interpublic Group of Cos., Inc. (The)	—	5
Liberty Broadband Corp., Class C *	2	143
Liberty Media Corp.-Liberty SiriusXM, Class C *	4	152
News Corp., Class A	—	7
News Corp., Class B	—	1
Nexstar Media Group, Inc., Class A	1	70
Omnicom Group, Inc.	—	15
Paramount Global, Class B	1	8
Trade Desk, Inc. (The), Class A *	3	128
		1,681
Metals & Mining — 0.7%
Anglo American plc (South Africa)	17	670
BHP Group Ltd. (Australia)	38	1,176
Freeport-McMoRan, Inc.	7	283
Glencore plc (Australia)	81	539
Magnitogorsk Iron & Steel Works PJSC (Russia) ‡	19	—
MMC Norilsk Nickel PJSC (Russia) ‡	—	1
MMC Norilsk Nickel PJSC, ADR (Russia) ‡	—	—
Newmont Corp.	1	36
Nucor Corp.	—	32
Rio Tinto plc (Australia)	13	887
Severstal PAO, GDR (Russia) ‡ * (a)	2	1
Steel Dynamics, Inc.	—	16
		3,641
Multiline Retail — 0.3%
Dollar General Corp.	3	703
Dollar Tree, Inc. *	—	28
Target Corp.	6	814
		1,545
Multi-Utilities — 0.1%
Ameren Corp.	—	21
CenterPoint Energy, Inc.	1	18
CMS Energy Corp.	—	17
Consolidated Edison, Inc.	1	33
Dominion Energy, Inc.	1	49
DTE Energy Co.	—	21
Engie SA (France)	22	314
NiSource, Inc.	—	—
Public Service Enterprise Group, Inc.	2	115
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — continued
Sempra Energy	—	51
WEC Energy Group, Inc.	—	28
		667
Oil, Gas & Consumable Fuels — 3.0%
APA Corp.	—	14
BP plc (United Kingdom)	399	2,304
Cheniere Energy, Inc.	2	299
Chesapeake Energy Corp.	1	51
Chevron Corp.	16	2,806
ConocoPhillips	19	2,287
Coterra Energy, Inc.	6	154
Devon Energy Corp.	1	38
Diamondback Energy, Inc.	—	22
EOG Resources, Inc.	6	772
EQT Corp.	—	12
Exxon Mobil Corp.	4	433
Gazprom PJSC (Russia) ‡	28	2
Hess Corp.	—	38
Kinder Morgan, Inc.	14	247
Marathon Oil Corp.	1	16
Marathon Petroleum Corp.	1	53
Neste OYJ (Finland)	4	195
Novatek PJSC (Russia) ‡	1	—
Occidental Petroleum Corp.	1	44
ONEOK, Inc.	—	27
Phillips 66	3	272
Pioneer Natural Resources Co.	2	492
Rosneft Oil Co. PJSC (Russia) ‡	5	1
Shell plc (Netherlands)	63	1,774
Targa Resources Corp.	—	16
TotalEnergies SE (France)	32	2,016
Valero Energy Corp.	—	47
VERBIO Vereinigte BioEnergie AG (Germany)	3	159
Williams Cos., Inc. (The)	7	239
Woodside Energy Group Ltd. (Australia)	19	465
		15,295
Personal Products — 0.2%
BellRing Brands, Inc. *	4	94
Estee Lauder Cos., Inc. (The), Class A	1	336
L'Oreal SA (France)	2	770
		1,200
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.0%
Aarti Pharmalabs Ltd. (India) ‡ *	1	5
AstraZeneca plc (United Kingdom)	19	2,629
Bristol-Myers Squibb Co.	52	3,720
Catalent, Inc. *	3	123
Eli Lilly & Co.	2	683
Jazz Pharmaceuticals plc *	2	233
Johnson & Johnson	4	765
Merck & Co., Inc.	4	455
Novartis AG (Registered) (Switzerland)	8	728
Novo Nordisk A/S, Class B (Denmark)	25	3,420
Organon & Co.	—	5
Pfizer, Inc.	5	274
Roche Holding AG	6	1,739
Royalty Pharma plc, Class A	7	274
Sanofi (France)	5	476
Viatris, Inc.	1	12
Zoetis, Inc.	—	65
		15,606
Professional Services — 0.4%
CoStar Group, Inc. *	—	30
Equifax, Inc.	1	209
First Advantage Corp. *	9	118
Jacobs Solutions, Inc.	—	14
Leidos Holdings, Inc.	4	374
RELX plc (United Kingdom)	34	938
Robert Half International, Inc.	—	—
TransUnion	3	182
Verisk Analytics, Inc.	—	26
		1,891
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	3	185
Cushman & Wakefield plc *	12	152
		337
Road & Rail — 1.2%
Canadian National Railway Co. (Canada)	10	1,201
CSX Corp.	2	63
JB Hunt Transport Services, Inc.	—	13
Knight-Swift Transportation Holdings, Inc.	2	126
Landstar System, Inc.	1	150
Localiza Rent a Car SA (Brazil)	—	—
Lyft, Inc., Class A *	5	49
Norfolk Southern Corp.	3	771
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	13

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Road & Rail — continued
Old Dominion Freight Line, Inc.	1	180
Uber Technologies, Inc. *	71	1,759
Union Pacific Corp.	8	1,657
		5,969
Semiconductors & Semiconductor Equipment — 3.7%
Advanced Micro Devices, Inc. *	26	1,655
AIXTRON SE (Germany)	7	203
Allegro MicroSystems, Inc. (Japan) *	4	133
Analog Devices, Inc.	12	1,879
Applied Materials, Inc.	1	80
ASML Holding NV (Netherlands)	6	3,352
ASML Holding NV (Registered), NYRS (Netherlands)	—	239
Broadcom, Inc.	—	216
Enphase Energy, Inc. *	—	34
Entegris, Inc.	4	275
First Solar, Inc. *	—	14
Infineon Technologies AG (Germany)	10	310
Intel Corp.	4	104
KLA Corp.	—	52
Lam Research Corp.	1	280
Marvell Technology, Inc.	4	164
Microchip Technology, Inc.	1	37
Micron Technology, Inc.	1	52
Monolithic Power Systems, Inc.	—	13
NVIDIA Corp.	9	1,242
NXP Semiconductors NV (China)	24	3,729
ON Semiconductor Corp. *	—	26
Power Integrations, Inc.	3	197
Qorvo, Inc. *	—	7
QUALCOMM, Inc.	4	469
Skyworks Solutions, Inc.	—	13
SolarEdge Technologies, Inc. *	1	360
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	33	2,434
Teradyne, Inc.	4	378
Texas Instruments, Inc.	2	379
Tokyo Electron Ltd. (Japan)	3	735
Wolfspeed, Inc. *	2	120
		19,181
Software — 3.7%
Adobe, Inc. *	—	150
ANSYS, Inc. *	—	19
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Autodesk, Inc. *	—	38
Black Knight, Inc. *	3	176
Cadence Design Systems, Inc. *	—	42
Ceridian HCM Holding, Inc. *	—	8
Clearwater Analytics Holdings, Inc., Class A *	7	135
Confluent, Inc., Class A *	8	175
Crowdstrike Holdings, Inc., Class A *	1	123
Envestnet, Inc. *	2	131
Fortinet, Inc. *	1	30
Gen Digital, Inc.	1	12
Guidewire Software, Inc. *	2	118
HubSpot, Inc. *	1	140
Intuit, Inc.	6	2,186
Manhattan Associates, Inc. *	1	139
Microsoft Corp.	53	12,709
nCino, Inc. *	4	117
Oracle Corp.	6	478
Palo Alto Networks, Inc. *	3	386
Paycom Software, Inc. *	—	13
PTC, Inc. *	—	12
Q2 Holdings, Inc. *	3	89
Roper Technologies, Inc.	—	45
Salesforce, Inc. *	1	126
ServiceNow, Inc. *	1	374
Synopsys, Inc. *	1	398
Tyler Technologies, Inc. *	1	181
Zoom Video Communications, Inc., Class A *	3	226
Zscaler, Inc. *	1	104
		18,880
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	—	3
AutoZone, Inc. *	—	316
Bath & Body Works, Inc.	3	131
Best Buy Co., Inc.	1	104
Burlington Stores, Inc. *	3	529
CarMax, Inc. *	—	9
Dick's Sporting Goods, Inc.	1	147
Gap, Inc. (The)	4	46
Home Depot, Inc. (The)	1	394
Industria de Diseno Textil SA (Spain)	11	300
JD Sports Fashion plc (United Kingdom)	82	125
Lowe's Cos., Inc.	4	720
Murphy USA, Inc.	1	107
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
National Vision Holdings, Inc. *	3	131
O'Reilly Automotive, Inc. *	—	60
Ross Stores, Inc.	16	1,836
TJX Cos., Inc. (The)	6	439
Tractor Supply Co.	1	307
Ulta Beauty, Inc. *	—	22
		5,726
Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	48	6,257
Hewlett Packard Enterprise Co.	1	20
HP, Inc.	1	23
NetApp, Inc.	—	12
Samsung Electronics Co. Ltd. (South Korea)	33	1,436
Seagate Technology Holdings plc	—	10
Western Digital Corp. *	1	9
		7,767
Textiles, Apparel & Luxury Goods — 1.7%
adidas AG (Germany)	3	449
Carter's, Inc.	1	82
Columbia Sportswear Co.	1	103
HUGO BOSS AG (Germany)	5	269
LVMH Moet Hennessy Louis Vuitton SE (France)	7	5,058
New Wave Group AB, Class B (Sweden)	7	134
NIKE, Inc., Class B	22	2,534
Ralph Lauren Corp.	1	133
Tapestry, Inc.	—	9
VF Corp.	—	8
		8,779
Thrifts & Mortgage Finance — 0.0% ^
MGIC Investment Corp.	6	78
Tobacco — 0.1%
Altria Group, Inc.	2	78
Philip Morris International, Inc.	3	311
		389
Trading Companies & Distributors — 0.3%
Ashtead Group plc (United Kingdom)	5	278
Brenntag SE (Germany)	4	277
Fastenal Co.	1	25
Ferguson plc	6	725
INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — continued
United Rentals, Inc. *	—	23
WW Grainger, Inc.	—	23
		1,351
Water Utilities — 0.0% ^
American Water Works Co., Inc.	—	26
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	8	1,106
Total Common Stocks (Cost $233,175)		297,440
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 10.4%
U.S. Treasury Bonds
1.13%, 8/15/2040	8,000	4,968
1.75%, 8/15/2041	3,000	2,053
2.75%, 11/15/2042	1,000	802
1.25%, 5/15/2050	8,000	4,305
2.38%, 5/15/2051	1,750	1,255
U.S. Treasury Notes
0.13%, 1/31/2023 (c)	14,737	14,693
0.13%, 8/31/2023	1,000	970
0.88%, 1/31/2024 (c)	1,155	1,108
0.25%, 6/15/2024	1,000	939
4.25%, 9/30/2024	1,000	995
0.25%, 8/31/2025	2,000	1,798
0.88%, 9/30/2026	4,000	3,552
3.13%, 8/31/2027	3,000	2,885
0.38%, 9/30/2027	5,000	4,215
1.25%, 4/30/2028	3,500	3,037
1.25%, 9/30/2028	1,000	859
1.38%, 11/15/2031	3,500	2,849
1.88%, 2/15/2032	3,000	2,545
Total U.S. Treasury Obligations (Cost $57,839)		53,828
	SHARES (000)
Investment Companies — 9.4%
Fixed Income — 7.4%
JPMorgan Core Bond Fund Class R6 Shares (d)	3,788	38,299
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	15

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — continued
U.S. Equity — 2.0%
JPMorgan Large Cap Value Fund Class R6 Shares (d)	575	10,317
Total Investment Companies (Cost $56,054)		48,616
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 7.2%
Aerospace & Defense — 0.2%
Boeing Co. (The)
5.15%, 5/1/2030	540	527
5.71%, 5/1/2040	120	114
Raytheon Technologies Corp. 4.13%, 11/16/2028	220	211
		852
Auto Components — 0.0% ^
Lear Corp. 2.60%, 1/15/2032	23	17
Automobiles — 0.2%
General Motors Co. 6.13%, 10/1/2025	210	214
Hyundai Capital America 0.80%, 1/8/2024 (e)	380	361
Nissan Motor Co. Ltd. (Japan)
4.35%, 9/17/2027 (e)	200	181
4.81%, 9/17/2030 (e)	300	255
		1,011
Banks — 1.9%
ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (e) (f)	200	162
Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (e)	200	192
Banco Santander SA (Spain) 2.75%, 12/3/2030	600	460
Bank of America Corp.
(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	960	841
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (f)	90	70
Bank of New Zealand (New Zealand) 2.00%, 2/21/2025 (e)	500	467
Barclays plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (f)	200	199
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (f)	300	228
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
BNP Paribas SA (France)
4.63%, 3/13/2027 (e)	200	190
(SOFR + 1.51%), 3.05%, 1/13/2031 (e) (f)	300	246
Citigroup, Inc. (SOFR + 3.91%), 4.41%, 3/31/2031 (f)	710	652
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (e) (f)	250	217
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (e) (f)	500	456
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (e) (f)	200	169
Fifth Third Bancorp (SOFRINDX + 2.13%), 4.77%, 7/28/2030 (f)	240	229
HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (f)	900	861
KeyCorp (SOFR + 1.25%), 3.88%, 5/23/2025 (f)	21	21
Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	450	419
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.19%, 2/25/2025	300	281
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (f)	200	176
Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (e)	400	393
NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (f)	400	346
Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (e)	300	259
Societe Generale SA (France) 2.63%, 1/22/2025 (e)	650	611
Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (e) (f)	500	465
Sumitomo Mitsui Financial Group, Inc. (Japan) 3.04%, 7/16/2029	500	432
Toronto-Dominion Bank (The) (Canada) 3.77%, 6/6/2025	120	116
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (e) (f)	217	163
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Wells Fargo & Co.
(SOFR + 1.51%), 3.53%, 3/24/2028 (f)	320	296
(SOFR + 2.10%), 4.90%, 7/25/2033 (f)	140	133
Westpac Banking Corp. (Australia) (USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (f)	300	282
		10,032
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.44%, 10/6/2048	260	222
Constellation Brands, Inc. 2.88%, 5/1/2030	170	145
Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	250	173
		540
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	260	234
4.05%, 11/21/2039	50	43
Amgen, Inc.
3.15%, 2/21/2040	50	37
4.20%, 2/22/2052	68	54
4.88%, 3/1/2053	21	19
Biogen, Inc. 2.25%, 5/1/2030	170	138
		525
Capital Markets — 0.7%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	140	136
Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	170	162
Credit Suisse Group AG (Switzerland)
(SOFR + 2.04%), 2.19%, 6/5/2026 (e) (f)	650	555
(SOFR + 1.73%), 3.09%, 5/14/2032 (e) (f)	252	174
Deutsche Bank AG (Germany)
(SOFR + 1.32%), 2.55%, 1/7/2028 (f)	350	297
(SOFR + 1.72%), 3.04%, 5/28/2032 (f)	150	114
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (f)	500	465
(SOFR + 1.51%), 3.21%, 4/22/2042 (f)	240	173
Macquarie Group Ltd. (Australia) (SOFR + 1.44%), 2.69%, 6/23/2032 (e) (f)	240	184
Morgan Stanley
4.00%, 7/23/2025	530	518
(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	60	44
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
Nomura Holdings, Inc. (Japan) 2.33%, 1/22/2027	250	219
State Street Corp. (SOFR + 1.72%), 5.82%, 11/4/2028 (f)	32	33
UBS Group AG (Switzerland)
(ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (e) (f)	200	170
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (e) (f)	250	193
		3,437
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (e)	240	190
LyondellBasell Industries NV 4.63%, 2/26/2055	120	94
RPM International, Inc. 2.95%, 1/15/2032	14	11
		295
Construction & Engineering — 0.0% ^
Quanta Services, Inc.
2.90%, 10/1/2030	50	41
2.35%, 1/15/2032	53	40
		81
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	170	140
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	450	396
Avolon Holdings Funding Ltd. (Ireland)
5.25%, 5/15/2024 (e)	350	343
2.13%, 2/21/2026 (e)	750	645
4.25%, 4/15/2026 (e)	400	363
Capital One Financial Corp.
(SOFR + 1.37%), 4.17%, 5/9/2025 (f)	56	55
3.80%, 1/31/2028	170	159
		1,961
Containers & Packaging — 0.0% ^
WRKCo, Inc. 3.90%, 6/1/2028	170	156
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 4.40%, 4/5/2052 (e)	123	98
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	17

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
1.65%, 2/1/2028	430	363
3.65%, 9/15/2059	80	54
Verizon Communications, Inc. 3.15%, 3/22/2030	170	150
		567
Electric Utilities — 0.5%
Appalachian Power Co. Series AA, 2.70%, 4/1/2031	150	123
Duke Energy Corp. 3.75%, 9/1/2046	260	193
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (e)	146	114
Entergy Louisiana LLC 2.35%, 6/15/2032	260	207
Eversource Energy 2.90%, 3/1/2027	120	110
Exelon Corp. 4.05%, 4/15/2030	260	241
Fells Point Funding Trust 3.05%, 1/31/2027 (e)	190	173
ITC Holdings Corp. 4.95%, 9/22/2027 (e)	42	41
Jersey Central Power & Light Co. 2.75%, 3/1/2032 (e)	174	141
NRG Energy, Inc. 2.45%, 12/2/2027 (e)	170	141
OGE Energy Corp. 0.70%, 5/26/2023	13	13
Pacific Gas and Electric Co.
3.25%, 2/16/2024	150	146
4.95%, 7/1/2050	170	132
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	154	156
Southern California Edison Co. Series C, 4.13%, 3/1/2048	260	207
Southern Co. (The) Series A, 3.70%, 4/30/2030	220	199
Virginia Electric and Power Co. 4.45%, 2/15/2044	50	43
Xcel Energy, Inc. 3.40%, 6/1/2030	170	152
		2,532
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	36	34
Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc. 2.95%, 3/15/2034	137	111
American Tower Corp.
1.45%, 9/15/2026	162	141
2.90%, 1/15/2030	170	144
Boston Properties LP 2.90%, 3/15/2030	170	139
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Brixmor Operating Partnership LP 4.13%, 5/15/2029	150	134
Corporate Office Properties LP 2.00%, 1/15/2029	136	104
Crown Castle, Inc. 4.45%, 2/15/2026	220	215
Equinix, Inc. 2.00%, 5/15/2028	133	112
Extra Space Storage LP 2.35%, 3/15/2032	90	68
Healthcare Realty Holdings LP 2.00%, 3/15/2031	170	129
Healthpeak Properties, Inc. 2.13%, 12/1/2028	23	19
Kilroy Realty LP 2.65%, 11/15/2033	70	49
Life Storage LP 2.20%, 10/15/2030	150	117
Mid-America Apartments LP 4.20%, 6/15/2028	120	114
Office Properties Income Trust
2.65%, 6/15/2026	37	29
2.40%, 2/1/2027	112	82
3.45%, 10/15/2031	73	49
Physicians Realty LP 2.63%, 11/1/2031	44	34
Realty Income Corp. 3.25%, 1/15/2031	170	147
Regency Centers LP 3.60%, 2/1/2027	170	159
Sabra Health Care LP 3.20%, 12/1/2031	148	110
Safehold Operating Partnership LP 2.85%, 1/15/2032	100	76
UDR, Inc. 3.20%, 1/15/2030	170	147
Ventas Realty LP 3.25%, 10/15/2026	120	111
Welltower, Inc. 2.75%, 1/15/2032	170	133
WP Carey, Inc. 2.25%, 4/1/2033	260	193
		2,866
Food & Staples Retailing — 0.0% ^
Alimentation Couche-Tard, Inc. (Canada) 3.80%, 1/25/2050 (e)	140	98
Food Products — 0.1%
Bunge Ltd. Finance Corp.
1.63%, 8/17/2025	170	155
3.75%, 9/25/2027	170	159
Cargill, Inc. 4.38%, 4/22/2052 (e)	50	43
Conagra Brands, Inc. 5.40%, 11/1/2048	30	28
Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	170	129
		514
Health Care Equipment & Supplies — 0.1%
Abbott Laboratories 4.90%, 11/30/2046	220	215
Boston Scientific Corp. 2.65%, 6/1/2030	170	145
		360
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — 0.1%
CVS Health Corp. 2.70%, 8/21/2040	310	214
HCA, Inc. 5.25%, 6/15/2026	260	257
Humana, Inc. 3.95%, 3/15/2027	50	48
Quest Diagnostics, Inc. 2.95%, 6/30/2030	170	147
Universal Health Services, Inc. 2.65%, 10/15/2030	23	18
		684
Hotels, Restaurants & Leisure — 0.0% ^
Expedia Group, Inc. 3.25%, 2/15/2030	140	119
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	150	84
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (e)	170	161
2.72%, 1/7/2029 (e)	150	124
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (e)	170	160
CNO Global Funding 2.65%, 1/6/2029 (e)	260	220
F&G Global Funding 2.30%, 4/11/2027 (e)	150	132
Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (f)	170	155
Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	170	139
		1,091
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc. 3.95%, 4/13/2052	170	140
eBay, Inc. 2.60%, 5/10/2031	140	115
		255
IT Services — 0.0% ^
Global Payments, Inc. 2.90%, 5/15/2030	170	139
Leisure Products — 0.0% ^
Mattel, Inc. 3.38%, 4/1/2026 (e)	18	17
Media — 0.2%
Charter Communications Operating LLC
3.75%, 2/15/2028	81	73
4.80%, 3/1/2050	240	174
Comcast Corp.
2.65%, 2/1/2030	170	147
2.94%, 11/1/2056	237	147
Cox Communications, Inc. 1.80%, 10/1/2030 (e)	170	129
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
Discovery Communications LLC
3.63%, 5/15/2030	100	83
5.20%, 9/20/2047	50	37
		790
Metals & Mining — 0.0% ^
Glencore Funding LLC (Australia) 2.63%, 9/23/2031 (e)	120	96
Steel Dynamics, Inc. 3.25%, 1/15/2031	170	145
		241
Multi-Utilities — 0.1%
CenterPoint Energy, Inc. 1.45%, 6/1/2026	198	175
PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	43	30
Puget Energy, Inc. 2.38%, 6/15/2028	15	13
San Diego Gas & Electric Co. 2.95%, 8/15/2051	240	162
		380
Oil, Gas & Consumable Fuels — 0.3%
BP Capital Markets America, Inc.
3.06%, 6/17/2041	290	215
3.38%, 2/8/2061	30	20
Energy Transfer LP
4.40%, 3/15/2027	120	114
4.15%, 9/15/2029	260	235
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (e)	77	55
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (e)	370	336
Hess Corp. 6.00%, 1/15/2040	35	34
MPLX LP 2.65%, 8/15/2030	80	65
NGPL PipeCo LLC 3.25%, 7/15/2031 (e)	33	27
Pioneer Natural Resources Co. 1.13%, 1/15/2026	170	152
Plains All American Pipeline LP 3.55%, 12/15/2029	170	147
Sabine Pass Liquefaction LLC 4.50%, 5/15/2030	170	158
Targa Resources Partners LP 4.00%, 1/15/2032	18	15
Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (e)	120	100
Williams Cos., Inc. (The) 2.60%, 3/15/2031	25	20
		1,693
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. 3.70%, 3/15/2052	182	141
Mylan, Inc. 5.40%, 11/29/2043	50	40
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	19

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Pharmaceuticals — continued
Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	260	244
Zoetis, Inc. 2.00%, 5/15/2030	170	138
		563
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	260	190
Kansas City Southern 4.70%, 5/1/2048	150	129
Ryder System, Inc. 4.30%, 6/15/2027	120	115
Triton Container International Ltd. (Bermuda)
1.15%, 6/7/2024 (e)	38	35
3.25%, 3/15/2032	223	171
		640
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 3.50%, 12/5/2026	140	134
Broadcom, Inc. 3.19%, 11/15/2036 (e)	390	280
NXP BV (China) 2.50%, 5/11/2031	140	110
QUALCOMM, Inc. 4.50%, 5/20/2052	77	67
TSMC Global Ltd. (Taiwan) 4.38%, 7/22/2027 (e)	300	294
Xilinx, Inc. 2.38%, 6/1/2030	40	34
		919
Software — 0.1%
Oracle Corp.
3.25%, 11/15/2027	170	156
3.60%, 4/1/2040	150	110
Roper Technologies, Inc. 3.80%, 12/15/2026	220	211
Workday, Inc. 3.50%, 4/1/2027	70	65
		542
Specialty Retail — 0.1%
Advance Auto Parts, Inc. 3.50%, 3/15/2032	300	246
AutoZone, Inc. 1.65%, 1/15/2031	170	132
Lowe's Cos., Inc. 3.75%, 4/1/2032	140	124
O'Reilly Automotive, Inc. 1.75%, 3/15/2031	170	132
		634
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 2.38%, 2/8/2041	140	99
Dell International LLC 6.02%, 6/15/2026	260	265
		364
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.31%), 2.28%, 1/20/2032 (e) (f)	500	374
Nationwide Building Society (United Kingdom) (SOFR + 1.29%), 2.97%, 2/16/2028 (e) (f)	241	212
		586
Tobacco — 0.0% ^
BAT Capital Corp. (United Kingdom) 3.73%, 9/25/2040	270	183
Trading Companies & Distributors — 0.2%
Air Lease Corp.
2.88%, 1/15/2026	450	416
3.63%, 4/1/2027	100	91
Aviation Capital Group LLC 3.88%, 5/1/2023 (e)	310	308
		815
Wireless Telecommunication Services — 0.1%
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (e)	100	77
T-Mobile USA, Inc. 3.88%, 4/15/2030	290	263
		340
Total Corporate Bonds (Cost $43,750)		37,195
Mortgage-Backed Securities — 7.2%
FHLMC Gold Pools, Other Pool # WN1157, 1.80%, 11/1/2028	1,000	862
FHLMC UMBS, 30 Year
Pool # QB1397, 2.50%, 7/1/2050	1,716	1,463
Pool # RA6702, 3.00%, 2/1/2052	535	472
FNMA UMBS, 30 Year
Pool # CA6079, 2.50%, 6/1/2050	1,684	1,434
Pool # BP6439, 2.50%, 7/1/2050	1,697	1,446
Pool # BQ2143, 2.50%, 9/1/2050	1,727	1,471
Pool # BU1805, 2.50%, 12/1/2051	541	460
Pool # CB2637, 2.50%, 1/1/2052	398	339
Pool # CB2670, 3.00%, 1/1/2052	367	323
Pool # FS0882, 2.50%, 3/1/2052 (g)	763	652
FNMA, Other
Pool # BL0907, 3.88%, 12/1/2028	600	581
Pool # BS3634, 1.77%, 11/1/2031	600	480
Pool # BS4525, 1.94%, 1/1/2032	600	486
Pool # BS4030, 1.96%, 1/1/2032	1,000	821
Pool # BS4563, 2.01%, 1/1/2032	600	491
Pool # BM7037, 1.75%, 3/1/2032 (h)	850	684
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS5117, 2.58%, 3/1/2032	399	342
Pool # BS5193, 2.62%, 4/1/2032	400	344
Pool # BS7097, 4.67%, 11/1/2034	1,100	1,093
Pool # BF0546, 2.50%, 7/1/2061	776	642
FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 5.50%, 1/25/2053 (g)	15,745	15,784
GNMA II, 30 Year
Pool # MA7649, 2.50%, 10/20/2051	6,309	5,475
Pool # MA8200, 4.00%, 8/20/2052	1,029	974
Total Mortgage-Backed Securities (Cost $39,266)		37,119
Asset-Backed Securities — 2.4%
American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	300	238
American Credit Acceptance Receivables Trust
Series 2022-1, Class A, 0.99%, 12/15/2025 (e)	65	64
Series 2022-2, Class A, 2.66%, 2/13/2026 (e)	84	83
AmeriCredit Automobile Receivables Trust
Series 2021-2, Class B, 0.69%, 1/19/2027	76	71
Series 2022-2, Class A3, 4.38%, 4/18/2028	85	83
AMSR Trust Series 2020-SFR5, Class A, 1.38%, 11/17/2037 (e)	100	89
Amur Equipment Finance Receivables X LLC Series 2022-1A, Class A2, 1.64%, 10/20/2027 (e)	187	177
CarMax Auto Owner Trust Series 2022-2, Class A3, 3.49%, 2/16/2027	212	206
Carvana Auto Receivables Trust
Series 2021-P3, Class A3, 0.70%, 11/10/2026	164	153
Series 2022-P3, Class A3, 4.61%, 11/10/2027	49	48
Series 2021-P4, Class A4, 1.64%, 12/10/2027	400	357
CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (e)	44	43
CoreVest American Finance Trust Series 2022-1, Class A, 4.74%, 6/17/2055 (e) (h)	296	289
CPS Auto Receivables Trust
Series 2022-B, Class A, 2.88%, 6/15/2026 (e)	143	140
Series 2022-C, Class B, 4.88%, 4/15/2030 (e)	450	441
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Acceptance Auto Loan Trust
Series 2020-2A, Class A, 1.37%, 7/16/2029 (e)	233	230
Series 2020-3A, Class A, 1.24%, 10/15/2029 (e)	407	399
Drive Auto Receivables Trust Series 2021-3, Class B, 1.11%, 5/15/2026	49	48
DT Auto Owner Trust
Series 2022-1A, Class A, 1.58%, 4/15/2026 (e)	181	178
Series 2022-2A, Class A, 2.88%, 6/15/2026 (e)	184	181
Series 2021-3A, Class C, 0.87%, 5/17/2027 (e)	133	125
Series 2021-4A, Class D, 1.99%, 9/15/2027 (e)	114	100
Exeter Automobile Receivables Trust
Series 2022-1A, Class A2, 1.15%, 6/17/2024	26	26
Series 2021-2A, Class B, 0.57%, 9/15/2025	34	34
Series 2021-3A, Class B, 0.69%, 1/15/2026	150	147
Series 2022-3A, Class A3, 4.21%, 1/15/2026	420	417
Series 2021-4A, Class B, 1.05%, 5/15/2026	130	127
Series 2022-5A, Class B, 5.97%, 3/15/2027	268	268
Series 2022-2A, Class D, 4.56%, 7/17/2028	175	164
Series 2022-4A, Class C, 4.92%, 12/15/2028	215	208
FirstKey Homes Trust
Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)	198	175
Series 2022-SFR1, Class A, 4.15%, 5/17/2039 (e)	114	107
Flagship Credit Auto Trust
Series 2021-4, Class A, 0.81%, 7/17/2026 (e)	107	104
Series 2022-1, Class A, 1.79%, 10/15/2026 (e)	241	233
Series 2022-2, Class A3, 4.03%, 12/15/2026 (e)	550	534
Series 2021-3, Class A, 0.36%, 7/15/2027 (e)	116	113
GLS Auto Receivables Issuer Trust
Series 2021-4A, Class A, 0.84%, 7/15/2025 (e)	100	99
Series 2021-2A, Class B, 0.77%, 9/15/2025 (e)	38	38
Series 2021-3A, Class C, 1.11%, 9/15/2026 (e)	114	107
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	21

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
GM Financial Automobile Leasing Trust
Series 2021-3, Class A3, 0.39%, 10/21/2024	184	179
Series 2022-2, Class A3, 3.42%, 6/20/2025	216	211
GM Financial Consumer Automobile Receivables Trust Series 2020-1, Class A3, 1.84%, 9/16/2024	123	122
Hertz Vehicle Financing III LLC Series 2022-1A, Class A, 1.99%, 6/25/2026 (e)	118	108
Hilton Grand Vacations Trust Series 2022-1D, Class A, 3.61%, 6/20/2034 (e)	116	110
Lendmark Funding Trust Series 2022-1A, Class A, 5.12%, 7/20/2032 (e)	100	97
MVW LLC Series 2021-2A, Class A, 1.43%, 5/20/2039 (e)	145	128
PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (e) (i)	171	158
Progress Residential Trust
Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 (e)	156	128
Series 2022-SFR3, Class A, 3.20%, 4/17/2039 (e)	305	277
Santander Drive Auto Receivables Trust
Series 2022-1, Class A2, 1.36%, 12/16/2024	81	80
Series 2021-3, Class B, 0.60%, 12/15/2025	121	120
Series 2021-2, Class C, 0.90%, 6/15/2026	103	100
Series 2022-3, Class A3, 3.40%, 12/15/2026	183	180
Series 2022-4, Class A3, 4.14%, 2/16/2027	294	288
Series 2022-5, Class B, 4.43%, 3/15/2027	128	125
Santander Retail Auto Lease Trust Series 2022-A, Class A3, 1.34%, 7/21/2025 (e)	89	84
SCF Equipment Leasing LLC Series 2022-2A, Class A3, 6.50%, 10/21/2030 (e)	395	399
Sierra Timeshare Receivables Funding LLC Series 2022-2A, Class A, 4.73%, 6/20/2040 (e)	131	128
SpringCastle America Funding LLC Series 2020-AA, Class A, 1.97%, 9/25/2037 (e)	89	80
Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 4.66%, 5/25/2031 (e) (h)	—	—
Tesla Auto Lease Trust Series 2021-B, Class A4, 0.63%, 9/22/2025 (e)	102	96
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (e)	72	70
Toyota Lease Owner Trust Series 2021-A, Class A3, 0.39%, 4/22/2024 (e)	396	391
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United Airlines Pass-Through Trust Series 2016-2, Class AA, 2.88%, 10/7/2028	368	313
US Auto Funding Series 2021-1A, Class A, 0.79%, 7/15/2024 (e)	8	8
US Auto Funding Trust Series 2022-1A, Class A, 3.98%, 4/15/2025 (e)	218	215
Westgate Resorts LLC Series 2022-1A, Class A, 1.79%, 8/20/2036 (e)	188	177
Westlake Automobile Receivables Trust
Series 2021-3A, Class A3, 0.95%, 6/16/2025 (e)	200	194
Series 2022-3A, Class A3, 5.49%, 7/15/2026 (e)	458	457
Series 2021-3A, Class D, 2.12%, 1/15/2027 (e)	125	113
World Omni Auto Receivables Trust
Series 2021-C, Class A3, 0.44%, 8/17/2026	82	78
Series 2022-B, Class A3, 3.25%, 7/15/2027	350	338
World Omni Automobile Lease Securitization Trust Series 2021-A, Class A3, 0.42%, 8/15/2024	152	148
Total Asset-Backed Securities (Cost $12,879)		12,344
	SHARES (000)
Exchange-Traded Funds — 2.2%
International Equity — 2.2%
JPMorgan BetaBuilders Japan ETF (d)	245	10,996
U.S. Equity — 0.0% ^
SPDR S&P 500 ETF Trust	—	69
Total Exchange-Traded Funds (Cost $13,697)		11,065
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.5%
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	879	824
Series K-1515, Class A2, 1.94%, 2/25/2035	800	598
Series K145, Class AM, 2.58%, 6/25/2055	880	746
FREMF Mortgage Trust Series 2017-KF40, Class B, 6.84%, 11/25/2027 (e) (h)	236	228
Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 ‡ (e)	294	219
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (e)	235	187
Total Commercial Mortgage-Backed Securities (Cost $3,142)		2,802
Collateralized Mortgage Obligations — 0.5%
Banc of America Alternative Loan Trust Series 2006-5, Class 3A1, 6.00%, 6/25/2046	—	—
CHL Mortgage Pass-Through Trust Series 2006-21, Class A14, 6.00%, 2/25/2037	—	—
FHLMC, REMIC
Series 3077, Class TO, PO, 4/15/2035	—	—
Series 5190, Class EC, 2.00%, 12/25/2051	745	642
FNMA, REMIC
Series 2009-86, Class OT, PO, 10/25/2037	—	—
Series 2015-34, Class AZ, 2.25%, 6/25/2045	830	649
GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	2	2
MASTR Alternative Loan Trust Series 2005-6, Class 1A2, 5.50%, 12/25/2035	—	—
PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1	1
PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (e) (i)	100	93
Seasoned Credit Risk Transfer Trust
Series 2017-4, Class M60C, 3.50%, 6/25/2057	331	312
Series 2017-4, Class MT, 3.50%, 6/25/2057	390	353
Series 2022-1, Class MTU, 3.25%, 11/25/2061	372	327
VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (e) (i)	122	107
Total Collateralized Mortgage Obligations (Cost $2,668)		2,486
Foreign Government Securities — 0.1%
Republic of Colombia 3.25%, 4/22/2032	250	182
United Mexican States
4.13%, 1/21/2026	200	196
3.77%, 5/24/2061	400	253
Total Foreign Government Securities (Cost $845)		631
Loan Assignments — 0.0% (f) (j) ^
Food & Staples Retailing — 0.0% ^
Moran Foods LLC, 1st Lien Term Loan ( ICE LIBOR USD 3 Month + 7.00%), 7.00%, 12/31/2038 ‡	6	5
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued
Moran Foods LLC, 1st Lien Term Loan B ( ICE LIBOR USD 3 Month + 7.00%), 11.73%, 4/1/2024 ‡	49	40
Moran Foods LLC, Tranche A 2nd Lien Term Loan ( ICE LIBOR USD 3 Month + 10.75%), 15.48%, 10/1/2024	72	42
Total Loan Assignments (Cost $101)		87
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *(Cost $—)	1	49
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ *(Cost $—)	—	—
	SHARES (000)
Short-Term Investments — 5.2%
Investment Companies — 5.2%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (d) (k) (Cost $26,571)	26,566	26,579
Total Investments — 102.7% (Cost $489,987)		530,241
Liabilities in Excess of Other Assets — (2.7)%		(13,890)
NET ASSETS — 100.0%		516,351

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	23

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying
mortgages of these securities increase, the yield on these
securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SOFRINDX	Compounding index of the Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	Value is zero.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(i)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	The rate shown is the current yield as of December 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Funds	December 31, 2022

PORTFOLIO COMPOSITION BY COUNTRY AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
United States	74.8%
France	3.6
United Kingdom	3.0
Japan	1.9
Germany	1.7
Netherlands	1.3
Denmark	1.0
Others (each less than 1.0%)	7.7
Short-Term Investments	5.0
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	3	03/17/2023	EUR	122	—(a)
FTSE 100 Index	1	03/17/2023	GBP	90	2
MSCI EAFE E-Mini Index	185	03/17/2023	USD	18,030	(306)
S&P 500 E-Mini Index	106	03/17/2023	USD	20,466	(448)
U.S. Treasury 10 Year Note	419	03/22/2023	USD	46,987	(680)
					(1,432)
Short Contracts
Euro-Bund	(398)	03/08/2023	EUR	(56,578)	3,695
TOPIX Index	(57)	03/09/2023	JPY	(8,120)	311
Japan 10 Year Bond	(59)	03/13/2023	JPY	(65,285)	1,303
S&P / TSX 60 Index	(30)	03/16/2023	CAD	(5,179)	(24)
EURO STOXX 50 Index	(473)	03/17/2023	EUR	(19,180)	671
MSCI Emerging Markets E-Mini Index	(177)	03/17/2023	USD	(8,489)	81
Russell 1000 Growth E-Mini Index	(71)	03/17/2023	USD	(7,713)	6
Russell 1000 Value E-Mini Index	(103)	03/17/2023	USD	(7,744)	237
Russell 2000 E-Mini Index	(74)	03/17/2023	USD	(6,553)	150
S&P Midcap 400 E-Mini Index	(36)	03/17/2023	USD	(8,796)	155
					6,585
					5,153

Abbreviations
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	25

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
TSX	Toronto Stock Exchange
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Funds	December 31, 2022

Forward foreign currency exchange contracts outstanding as of December 31, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	155	CAD	142	BNP Paribas	1/30/2023	1
AUD	2,555	USD	1,657	BNP Paribas	1/30/2023	84
AUD	870	USD	582	Citibank, NA	1/30/2023	12
BRL	1,259	USD	234	Barclays Bank plc**	1/30/2023	3
BRL	566	USD	106	BNP Paribas**	1/30/2023	—(a)
BRL	551	USD	104	Citibank, NA**	1/30/2023	—(a)
CAD	5,803	USD	4,284	Merrill Lynch International	1/30/2023	3
CAD	641	USD	473	Royal Bank of Canada	1/30/2023	1
CHF	84	GBP	73	BNP Paribas	1/30/2023	2
CHF	721	USD	777	Citibank, NA	1/30/2023	5
CHF	2,862	USD	2,928	Merrill Lynch International	1/30/2023	177
CZK	7,527	USD	329	Goldman Sachs International	1/30/2023	3
DKK	1,820	USD	241	BNP Paribas	1/30/2023	21
DKK	554	USD	74	Citibank, NA	1/30/2023	6
DKK	1,154	USD	153	Goldman Sachs International	1/30/2023	13
DKK	4,966	USD	688	HSBC Bank, NA	1/30/2023	28
DKK	1,664	USD	223	Merrill Lynch International	1/30/2023	16
DKK	581	USD	83	Standard Chartered Bank	1/30/2023	1
EUR	1,070	USD	1,142	Citibank, NA	1/30/2023	6
EUR	604	USD	644	Goldman Sachs International	1/30/2023	3
EUR	4,092	USD	4,245	Merrill Lynch International	1/30/2023	146
EUR	3,160	USD	3,313	Morgan Stanley	1/30/2023	77
EUR	1,207	USD	1,250	Royal Bank of Canada	1/30/2023	44
EUR	78	USD	82	Standard Chartered Bank	1/30/2023	2
EUR	510	USD	545	State Street Corp.	1/30/2023	2
GBP	84	CHF	93	Goldman Sachs International	1/30/2023	—(a)
GBP	161	USD	184	Barclays Bank plc	1/30/2023	10
GBP	1,171	USD	1,375	Merrill Lynch International	1/30/2023	42
GBP	15	USD	17	Royal Bank of Canada	1/30/2023	1
GBP	811	USD	965	State Street Corp.	1/30/2023	17
HKD	562	USD	72	HSBC Bank, NA	1/30/2023	—(a)
HKD	787	USD	101	Merrill Lynch International	1/30/2023	—(a)
HKD	119	USD	15	Royal Bank of Canada	1/30/2023	—(a)
HKD	3,519	USD	449	Standard Chartered Bank	1/30/2023	2
HUF	52,117	USD	135	Citibank, NA	1/30/2023	4
HUF	78,711	USD	206	HSBC Bank, NA	1/30/2023	3
IDR	1,645,427	USD	106	BNP Paribas**	1/30/2023	1
IDR	3,242,746	USD	209	Citibank, NA**	1/30/2023	—(a)
IDR	9,931,389	USD	638	Merrill Lynch International**	1/30/2023	3
ILS	365	USD	104	HSBC Bank, NA	1/30/2023	—(a)
INR	8,378	USD	101	Goldman Sachs International**	1/30/2023	—(a)
INR	8,615	USD	104	Merrill Lynch International**	1/30/2023	—(a)
JPY	12,254	EUR	85	Citibank, NA	1/30/2023	2
JPY	13,946	USD	103	BNP Paribas	1/30/2023	4
JPY	85,395	USD	635	Citibank, NA	1/30/2023	18
JPY	227,887	USD	1,699	HSBC Bank, NA	1/30/2023	44
JPY	491,248	USD	3,474	Merrill Lynch International	1/30/2023	282
JPY	190,946	USD	1,363	Royal Bank of Canada	1/30/2023	98
JPY	20,804	USD	143	Standard Chartered Bank	1/30/2023	17
KRW	685,702	USD	531	BNP Paribas**	1/30/2023	15
KRW	276,283	USD	211	Merrill Lynch International**	1/30/2023	9
MXN	16,627	USD	839	Goldman Sachs International	1/30/2023	9
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	27

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
NOK	1,513	USD	147	Barclays Bank plc	1/30/2023	8
PHP	17,988	USD	322	BNP Paribas**	1/30/2023	1
PLN	967	EUR	204	Barclays Bank plc	1/30/2023	2
PLN	439	USD	99	BNP Paribas	1/30/2023	1
RON	490	USD	105	Goldman Sachs International	1/30/2023	1
SEK	872	USD	80	Barclays Bank plc	1/30/2023	4
SEK	3,697	USD	347	Goldman Sachs International	1/30/2023	8
SGD	564	USD	401	HSBC Bank, NA	1/30/2023	21
SGD	287	USD	213	TD Bank Financial Group	1/30/2023	1
TWD	3,328	USD	109	BNP Paribas**	1/30/2023	—(a)
USD	1,166	CAD	1,547	HSBC Bank, NA	1/30/2023	23
USD	654	GBP	528	Barclays Bank plc	1/30/2023	16
USD	472	GBP	381	HSBC Bank, NA	1/30/2023	11
USD	406	GBP	332	Morgan Stanley	1/30/2023	4
USD	17	GBP	14	State Street Corp.	1/30/2023	—(a)
USD	123	HKD	959	Royal Bank of Canada	1/30/2023	—(a)
USD	42	HKD	330	Standard Chartered Bank	1/30/2023	—(a)
USD	107	ILS	364	Goldman Sachs International	1/30/2023	3
USD	318	INR	26,299	Barclays Bank plc**	1/30/2023	1
USD	225	PHP	12,522	BNP Paribas**	1/30/2023	—(a)
USD	207	PHP	11,461	Citibank, NA**	1/30/2023	1
USD	101	RON	467	BNP Paribas	1/30/2023	—(a)
USD	890	SEK	9,227	Goldman Sachs International	1/30/2023	5
USD	332	SEK	3,399	HSBC Bank, NA	1/30/2023	7
USD	230	THB	7,919	Standard Chartered Bank	1/30/2023	1
USD	213	TRY	4,074	Goldman Sachs International	1/30/2023	—(a)
USD	99	TWD	3,031	Citibank, NA**	1/30/2023	—(a)
USD	442	TWD	13,282	Goldman Sachs International	1/30/2023	8
ZAR	1,413	USD	82	BNP Paribas	1/30/2023	1
ZAR	3,512	USD	205	HSBC Bank, NA	1/30/2023	1
NZD	176	EUR	104	Goldman Sachs International	1/31/2023	—(a)
NZD	198	JPY	16,383	BNP Paribas	1/31/2023	—(a)
USD	660	NZD	1,023	TD Bank Financial Group	1/31/2023	10
Total unrealized appreciation						1,376
CAD	139	EUR	96	Citibank, NA	1/30/2023	(1)
COP	977,154	USD	204	Citibank, NA**	1/30/2023	(4)
EUR	200	USD	215	Barclays Bank plc	1/30/2023	—(a)
GBP	520	EUR	601	Citibank, NA	1/30/2023	(15)
GBP	253	JPY	40,199	BNP Paribas	1/30/2023	(2)
GBP	384	USD	477	Morgan Stanley	1/30/2023	(12)
ILS	725	USD	210	HSBC Bank, NA	1/30/2023	(4)
INR	17,453	USD	211	Goldman Sachs International**	1/30/2023	(1)
INR	35,011	USD	423	Merrill Lynch International**	1/30/2023	(1)
PHP	24,260	USD	436	Barclays Bank plc**	1/30/2023	—(a)
SEK	857	EUR	78	BNP Paribas	1/30/2023	(1)
SEK	224	USD	22	BNP Paribas	1/30/2023	—(a)
SEK	4,350	USD	419	HSBC Bank, NA	1/30/2023	(2)
THB	15,045	USD	437	Goldman Sachs International	1/30/2023	(2)
TRY	2,088	USD	110	Goldman Sachs International	1/30/2023	—(a)
TWD	3,534	USD	117	BNP Paribas**	1/30/2023	(1)
USD	102	AUD	152	Goldman Sachs International	1/30/2023	(1)
USD	32	BRL	174	Citibank, NA**	1/30/2023	—(a)
USD	183	CHF	170	BNP Paribas	1/30/2023	—(a)
USD	878	CHF	821	Standard Chartered Bank	1/30/2023	(13)
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Funds	December 31, 2022

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	213	CNY	1,480	HSBC Bank, NA**	1/30/2023	(2)
USD	426	CNY	2,954	State Street Corp.**	1/30/2023	(2)
USD	330	CZK	7,528	HSBC Bank, NA	1/30/2023	(2)
USD	1,486	DKK	10,942	BNP Paribas	1/30/2023	(92)
USD	765	DKK	5,441	Citibank, NA	1/30/2023	(20)
USD	139	DKK	970	HSBC Bank, NA	1/30/2023	(1)
USD	105	DKK	732	Morgan Stanley	1/30/2023	(1)
USD	6,026	EUR	5,960	BNP Paribas	1/30/2023	(366)
USD	132	EUR	125	Citibank, NA	1/30/2023	(2)
USD	3,392	EUR	3,279	HSBC Bank, NA	1/30/2023	(126)
USD	1,706	EUR	1,604	Morgan Stanley	1/30/2023	(14)
USD	584	EUR	552	Standard Chartered Bank	1/30/2023	(8)
USD	1,021	EUR	956	State Street Corp.	1/30/2023	(4)
USD	23	GBP	19	Morgan Stanley	1/30/2023	—(a)
USD	1,491	GBP	1,249	Royal Bank of Canada	1/30/2023	(19)
USD	1,198	GBP	1,031	Standard Chartered Bank	1/30/2023	(49)
USD	1,792	GBP	1,521	State Street Corp.	1/30/2023	(46)
USD	130	HUF	52,117	Barclays Bank plc	1/30/2023	(8)
USD	318	IDR	4,956,184	BNP Paribas**	1/30/2023	(2)
USD	105	IDR	1,634,988	Citibank, NA**	1/30/2023	(1)
USD	423	IDR	6,618,424	Goldman Sachs International**	1/30/2023	(4)
USD	315	INR	26,165	Citibank, NA**	1/30/2023	—(a)
USD	621	JPY	81,745	Goldman Sachs International	1/30/2023	(4)
USD	295	JPY	39,618	HSBC Bank, NA	1/30/2023	(8)
USD	2,598	JPY	365,148	Merrill Lynch International	1/30/2023	(194)
USD	840	JPY	111,189	Royal Bank of Canada	1/30/2023	(11)
USD	54	JPY	7,090	Standard Chartered Bank	1/30/2023	—(a)
USD	37	JPY	4,975	State Street Corp.	1/30/2023	(1)
USD	33	KRW	42,743	BNP Paribas**	1/30/2023	(1)
USD	210	KRW	269,668	Goldman Sachs International**	1/30/2023	(4)
USD	115	MXN	2,276	HSBC Bank, NA	1/30/2023	(1)
USD	224	PHP	12,503	BNP Paribas**	1/30/2023	(1)
USD	113	PLN	494	HSBC Bank, NA	1/30/2023	—(a)
USD	106	RON	493	Barclays Bank plc	1/30/2023	(1)
USD	106	RON	490	Standard Chartered Bank	1/30/2023	—(a)
USD	101	SEK	1,125	HSBC Bank, NA	1/30/2023	(7)
USD	1,329	SEK	14,241	Merrill Lynch International	1/30/2023	(38)
USD	81	ZAR	1,413	BNP Paribas	1/30/2023	(2)
NZD	165	AUD	155	BNP Paribas	1/31/2023	(1)
Total unrealized depreciation						(1,103)
Net unrealized appreciation						273

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Yuan
COP	Columbian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	29

JPMorgan Diversified Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Funds	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$444,049
Investments in affiliates, at value	86,192
Cash	475
Foreign currency, at value	72
Deposits at broker for futures contracts	40
Receivables:
Investment securities sold	274
Fund shares sold	203
Interest from non-affiliates	642
Dividends from non-affiliates	317
Dividends from affiliates	3
Tax reclaims	527
Variation margin on futures contracts	1,315
Unrealized appreciation on forward foreign currency exchange contracts	1,376
Total Assets	535,485
LIABILITIES:
Payables:
Distributions	30
Investment securities purchased	308
Investment securities purchased — delayed delivery securities	16,579
Fund shares redeemed	780
Unrealized depreciation on forward foreign currency exchange contracts	1,103
Accrued liabilities:
Investment advisory fees	186
Administration fees	17
Distribution fees	26
Service fees	22
Custodian and accounting fees	41
Other	42
Total Liabilities	19,134
Net Assets	$516,351
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	31

STATEMENT OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$532,915
Total distributable earnings (loss)	(16,564)
Total Net Assets	$516,351
Net Assets:
Class A	$100,836
Class C	6,971
Class I	32,425
Class L	145,960
Class R6	230,159
Total	$516,351
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	7,842
Class C	548
Class I	2,497
Class L	11,273
Class R6	17,783
Net Asset Value (a):
Class A — Redemption price per share	$12.86
Class C — Offering price per share (b)	12.71
Class I — Offering and redemption price per share	12.99
Class L — Offering and redemption price per share	12.95
Class R6 — Offering and redemption price per share	12.94
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.47
Cost of investments in non-affiliates	$393,733
Cost of investments in affiliates	96,254

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	December 31, 2022

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,341
Interest income from affiliates	1
Dividend income from non-affiliates	3,167
Dividend income from affiliates	1,956
Foreign taxes withheld (net)	(79)
Total investment income	7,386
EXPENSES:
Investment advisory fees	1,716
Administration fees	268
Distribution fees:
Class A	131
Class C	28
Service fees:
Class A	131
Class C	9
Class I	46
Class L	76
Custodian and accounting fees	117
Interest expense to affiliates	1
Professional fees	57
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	24
Registration and filing fees	33
Transfer agency fees (See Note 2.J.)	25
Other	25
Total expenses	2,701
Less fees waived	(490)
Less expense reimbursements	(1)
Net expenses	2,210
Net investment income (loss)	5,176
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	33

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
JPMorgan Diversified Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(1,209)(a)
Investments in affiliates	(8,250)
Futures contracts	(9,916)
Foreign currency transactions	(216)
Forward foreign currency exchange contracts	(126)
Net realized gain (loss)	(19,717)
Distribution of capital gains received from investment company affiliates	434
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,130(b)
Investments in affiliates	5,527
Futures contracts	4,030
Foreign currency translations	97
Forward foreign currency exchange contracts	439
Change in net unrealized appreciation/depreciation	16,223
Net realized/unrealized gains (losses)	(3,060)
Change in net assets resulting from operations	$2,116

(a)
Net of foreign capital gains tax of $(14).
(b)
Net of change in foreign capital gains tax of $2.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,176	$10,317
Net realized gain (loss)	(19,717)	28,805
Distributions of capital gains received from investment company affiliates	434	2,065
Change in net unrealized appreciation/depreciation	16,223	(150,798)
Change in net assets resulting from operations	2,116	(109,611)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,961)	(21,414)
Class C	(387)	(1,783)
Class I	(1,988)	(8,834)
Class L	(8,868)	(31,384)
Class R6	(14,538)	(95,966)
Total distributions to shareholders	(31,742)	(159,381)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(234,362)	70,375
NET ASSETS:
Change in net assets	(263,988)	(198,617)
Beginning of period	780,339	978,956
End of period	$516,351	$780,339
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	35

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,230	$8,368
Distributions reinvested	5,849	20,992
Cost of shares redeemed	(9,405)	(13,585)
Change in net assets resulting from Class A capital transactions	(326)	15,775
Class C
Proceeds from shares issued	371	1,418
Distributions reinvested	386	1,783
Cost of shares redeemed	(1,712)	(4,101)
Change in net assets resulting from Class C capital transactions	(955)	(900)
Class I
Proceeds from shares issued	993	7,699
Distributions reinvested	1,935	7,934
Cost of shares redeemed	(6,847)	(25,657)
Change in net assets resulting from Class I capital transactions	(3,919)	(10,024)
Class L
Proceeds from shares issued	3,483	19,250
Distributions reinvested	8,569	30,222
Cost of shares redeemed	(10,288)	(30,012)
Change in net assets resulting from Class L capital transactions	1,764	19,460
Class R6
Proceeds from shares issued	2,467	19,589
Distributions reinvested	13,862	95,965
Cost of shares redeemed	(247,255)	(69,490)
Change in net assets resulting from Class R6 capital transactions	(230,926)	46,064
Total change in net assets resulting from capital transactions	$(234,362)	$70,375
SHARE TRANSACTIONS:
Class A
Issued	242	502
Reinvested	450	1,298
Redeemed	(703)	(840)
Change in Class A Shares	(11)	960
Class C
Issued	28	89
Reinvested	30	112
Redeemed	(128)	(252)
Change in Class C Shares	(70)	(51)
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	December 31, 2022

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	74	439
Reinvested	148	487
Redeemed	(503)	(1,480)
Change in Class I Shares	(281)	(554)
Class L
Issued	255	1,094
Reinvested	655	1,856
Redeemed	(768)	(1,793)
Change in Class L Shares	142	1,157
Class R6
Issued	181	1,099
Reinvested	1,060	5,897
Redeemed	(18,385)	(3,960)
Change in Class R6 Shares	(17,144)	3,036
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$13.55	$0.08	$0.03	$0.11	$(0.07)	$(0.73)	$(0.80)
Year Ended June 30, 2022	18.47	0.14	(1.97)	(1.83)	(0.26)	(2.83)	(3.09)
Year Ended June 30, 2021	15.53	0.21	4.29	4.50	(0.26)	(1.30)	(1.56)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Class C
Six Months Ended December 31, 2022 (Unaudited)	13.40	0.05	0.02	0.07	(0.03)	(0.73)	(0.76)
Year Ended June 30, 2022	18.31	0.05	(1.95)	(1.90)	(0.18)	(2.83)	(3.01)
Year Ended June 30, 2021	15.40	0.12	4.26	4.38	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Class I
Six Months Ended December 31, 2022 (Unaudited)	13.67	0.10	0.03	0.13	(0.08)	(0.73)	(0.81)
Year Ended June 30, 2022	18.61	0.18	(1.99)	(1.81)	(0.30)	(2.83)	(3.13)
Year Ended June 30, 2021	15.64	0.25	4.32	4.57	(0.30)	(1.30)	(1.60)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Class L
Six Months Ended December 31, 2022 (Unaudited)	13.63	0.10	0.04	0.14	(0.09)	(0.73)	(0.82)
Year Ended June 30, 2022	18.57	0.19	(1.99)	(1.80)	(0.31)	(2.83)	(3.14)
Year Ended June 30, 2021	15.60	0.26	4.32	4.58	(0.31)	(1.30)	(1.61)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$12.86	0.73%	$100,836	0.91% (h)	1.20% (h)	1.17% (h)	52%
13.55	(12.43)	106,371	0.91	0.82	1.16	94
18.47	29.94	127,332	0.89	1.20	1.18	119
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93

12.71	0.48	6,971	1.41(h)	0.69(h)	1.64(h)	52
13.40	(12.92)	8,270	1.41	0.30	1.64	94
18.31	29.34	12,244	1.40	0.70	1.64	119
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93

12.99	0.93	32,425	0.66(h)	1.44(h)	0.90(h)	52
13.67	(12.23)	37,977	0.66	1.04	0.89	94
18.61	30.22	62,026	0.65	1.45	0.89	119
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93

12.95	0.96	145,960	0.60(h)	1.52(h)	0.73(h)	52
13.63	(12.21)	151,730	0.60	1.13	0.73	94
18.57	30.39	185,229	0.59	1.51	0.74	119
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$13.63	$0.10	$0.03	$0.13	$(0.09)	$(0.73)	$(0.82)
Year Ended June 30, 2022	18.57	0.20	(1.99)	(1.79)	(0.32)	(2.83)	(3.15)
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (i) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(g)	Portfolio turnover rate(d)

$12.94	0.93%	$230,159	0.53% (h)	1.50% (h)	0.63% (h)	52%
13.63	(12.14)	475,991	0.53	1.20	0.63	94
18.57	30.48	592,125	0.52	1.58	0.64	119
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified
The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.
Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

42	J.P. Morgan Funds	December 31, 2022

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAV is calculated.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$12,344	$—	$12,344
Collateralized Mortgage Obligations	—	2,486	—	2,486
Commercial Mortgage-Backed Securities	—	2,583	219	2,802
Common Stocks
Aerospace & Defense	1,848	1,719	—	3,567
Air Freight & Logistics	1,896	—	—	1,896
Airlines	163	250	—	413
Auto Components	101	1,126	—	1,227
Automobiles	1,839	1,950	—	3,789
Banks	14,783	7,126	1	21,910
Beverages	1,861	4,693	—	6,554
Biotechnology	10,469	454	—	10,923
Building Products	2,554	—	—	2,554
Capital Markets	9,466	1,603	—	11,069
Chemicals	2,162	3,362	—	5,524
Commercial Services & Supplies	1,559	—	—	1,559
Communications Equipment	547	190	—	737
Construction & Engineering	921	3,426	—	4,347
Construction Materials	736	—	—	736

December 31, 2022	J.P. Morgan Funds	43

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Consumer Finance	$1,791	$—	$—	$1,791
Containers & Packaging	739	680	—	1,419
Distributors	438	145	—	583
Diversified Consumer Services	166	—	—	166
Diversified Financial Services	1,093	—	—	1,093
Diversified Telecommunication Services	942	1,063	—	2,005
Electric Utilities	4,947	973	—	5,920
Electrical Equipment	2,656	1,402	—	4,058
Electronic Equipment, Instruments & Components	884	1,281	—	2,165
Energy Equipment & Services	1,750	160	—	1,910
Entertainment	405	279	—	684
Equity Real Estate Investment Trusts (REITs)	6,735	—	—	6,735
Food & Staples Retailing	2,312	499	8	2,819
Food Products	927	2,764	—	3,691
Gas Utilities	175	—	—	175
Health Care Equipment & Supplies	6,773	1,819	—	8,592
Health Care Providers & Services	7,923	—	—	7,923
Health Care Technology	173	—	—	173
Hotels, Restaurants & Leisure	8,307	—	—	8,307
Household Durables	510	770	—	1,280
Household Products	965	268	—	1,233
Independent Power and Renewable Electricity Producers	18	1,898	—	1,916
Industrial Conglomerates	484	—	—	484
Insurance	4,657	5,595	—	10,252
Interactive Media & Services	6,235	997	—	7,232
Internet & Direct Marketing Retail	7,449	329	11	7,789
IT Services	7,489	893	—	8,382
Leisure Products	190	—	—	190
Life Sciences Tools & Services	1,503	—	—	1,503
Machinery	5,703	3,347	—	9,050
Media	1,681	—	—	1,681
Metals & Mining	367	3,272	2	3,641
Multiline Retail	1,545	—	—	1,545
Multi-Utilities	353	314	—	667
Oil, Gas & Consumable Fuels	8,379	6,913	3	15,295
Personal Products	430	770	—	1,200
Pharmaceuticals	6,609	8,992	5	15,606
Professional Services	953	938	—	1,891
Real Estate Management & Development	337	—	—	337
Road & Rail	5,969	—	—	5,969
Semiconductors & Semiconductor Equipment	14,581	4,600	—	19,181
Software	18,880	—	—	18,880
Specialty Retail	5,301	425	—	5,726
Technology Hardware, Storage & Peripherals	6,331	1,436	—	7,767
Textiles, Apparel & Luxury Goods	2,869	5,910	—	8,779
Thrifts & Mortgage Finance	78	—	—	78
Tobacco	389	—	—	389
Trading Companies & Distributors	71	1,280	—	1,351
Water Utilities	26	—	—	26

44	J.P. Morgan Funds	December 31, 2022

(continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Wireless Telecommunication Services	$1,106	$—	$—	$1,106
Total Common Stocks	211,499	85,911	30	297,440
Corporate Bonds	—	37,195	—	37,195
Exchange-Traded Funds	11,065	—	—	11,065
Foreign Government Securities	—	631	—	631
Investment Companies	48,616	—	—	48,616
Loan Assignments
Food & Staples Retailing	—	42	45	87
Mortgage-Backed Securities	—	37,119	—	37,119
Rights	—	—	—(a)	—(a)
U.S. Treasury Obligations	—	53,828	—	53,828
Warrants	—	—	49	49
Short-Term Investments
Investment Companies	26,579	—	—	26,579
Total Investments in Securities	$297,759	$232,139	$343	$530,241
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,376	$—	$1,376
Futures Contracts	6,611	—	—	6,611
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(1,103)	—	(1,103)
Futures Contracts	(1,458)	—	—	(1,458)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$5,153	$273	$—	$5,426

(a)	Amount rounds to less than one thousand.
There were no significant transfers into or out of level 3 for the six months ended December 31, 2022.
B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.
As of December 31, 2022, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.
C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund's rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.
Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is

December 31, 2022	J.P. Morgan Funds	45

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.
Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.
D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced ("TBA") securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
The Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund's transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a fund is held in a segregated account at the Fund's custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Fund's Statement of Assets and Liabilities.
The Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2022, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2022 are detailed on the SOI.
E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in . The Fund retains the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.
The Fund did not lend out any securities during the six months ended December 31, 2022.

46	J.P. Morgan Funds	December 31, 2022

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Japan ETF (a)	$15,468	$—	$4,802	$(1,192)	$1,522	$10,996	245	$166	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	77,563	985	36,471	(6,898)	3,120	38,299	3,788	983	2
JPMorgan Large Cap Value Fund Class R6 Shares (a)	16,105	557	7,055	(165)	875	10,317	575	126	432
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	74,928	160,417	208,781	5	10	26,579	26,566	681	—
Total	$184,064	$161,959	$257,109	$(8,250)	$5,527	$86,191		$1,956	$434

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.
H. Derivatives  — The Fund used derivative instruments including futures contracts and forward foreign currency exchange contracts, in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.
The Fund are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.

December 31, 2022	J.P. Morgan Funds	47

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Notes F(1) — F(3) below describe the various derivatives used by the Fund.
(1) Futures Contracts— The Fund used treasury and index futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.
The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2) Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of its portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
The values of the forward foreign currency contracts are adjusted daily based on the applicable exchange rates of the underlying currencies. Changes in the value of these contracts are recorded as Change in net unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3) Summary of Derivatives Information —The following tables present the value of derivatives held as of December 31, 2022, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts *	$1,613
Unrealized Depreciation on Futures Contracts *	(778)
Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,376
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,103)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts *	4,998
Unrealized Depreciation on Futures Contracts *	(680)

48	J.P. Morgan Funds	December 31, 2022

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts *	5,153
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	273

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2022, by primary underlying risk exposure:
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$(2,332)
Foreign Exchange Rate Risk Exposure:
Futures Contracts	(1,201)
Forward Foreign Currency Exchange Contracts	(126)
Interest Rate Risk Exposure:
Futures Contracts	(6,383)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(333)
Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	439
Interest Rate Risk Exposure:
Futures Contracts	4,363
Derivatives Volume
The table below discloses the volume of the Fund'sfutures contracts and forward foreign currency exchange contracts activity during the six months ended December 31, 2022 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts:
Average Notional Balance Long	$92,822
Average Notional Balance Short	(236,719)
Ending Notional Balance Long	85,695
Ending Notional Balance Short	(193,637)
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	(51,838)
Average Settlement Value Sold	35,177
Ending Settlement Value Purchased	(45,409)
Ending Settlement Value Sold	36,886
The Fund's derivatives contracts held at December 31, 2022 are not accounted for as hedging instruments under GAAP.
I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

December 31, 2022	J.P. Morgan Funds	49

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
J. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2022 are as follows:
	Class A	Class I	Class L	Class R6	Total
Transfer agency fees	$20	$3	$1	$1	$25
The Fund invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.F.
K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
L. Foreign Taxes —The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.
M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund's average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.

50	J.P. Morgan Funds	December 31, 2022

JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25%	0.75%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
Front-End Sales Charge	CDSC
$2	$—
D. Service Fees — The Trust, on behalf of the Fund, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%
The expense limitation agreements were in effect for the six months ended December 31, 2022 and  are in place until at least October 31, 2023.
To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

December 31, 2022	J.P. Morgan Funds	51

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
For the six months ended December 31, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the of the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$191	$127	$135	$453
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 was $37.
JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of this reimbursement was $1.
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$309,554	$523,008	$37,646	$74,565
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$489,987	$80,249	$34,569	$45,680
At June 30, 2022, the Fund did not have any net capital loss carryforwards.

52	J.P. Morgan Funds	December 31, 2022

Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2022, the  Fund deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
Net Capital Losses (Gains)	Specified Ordinary Losses
Short-Term
$22,967	$432
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Fund did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expect the risk of loss to be remote.
As of December 31, 2022, the Fund had one individual shareholder and/or affiliated omnibus account and two individual shareholder and/or non-affiliated omnibus accounts each owning more than 10% of the Fund's outstanding shares, and collectively owning 24.6% and 24.0% of the Fund's outstanding shares, respectively.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
The Fund is subject to interest rate risk. Investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines.  Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.  The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is

December 31, 2022	J.P. Morgan Funds	53

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
difficult to predict the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of such increases. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
The Fund is subject to credit risk. The Fund's investments are subject to the risk that an issuer and/or a counterparty will fail to make payments when due or default completely. Prices of the Fund's investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund's securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e. the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
The Fund may have elements of risk not typically associated with investment in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
As of December 31, 2022, a significant portion of the investments of the Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund's original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund.
Because of the Fund's investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may

54	J.P. Morgan Funds	December 31, 2022

continue to have a significant negative impact on the performance of the Fund's investments, increase the Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund's investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	J.P. Morgan Funds	55

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees  and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,007.30	$4.60	0.91%
Hypothetical	1,000.00	1,020.62	4.63	0.91
Class C
Actual	1,000.00	1,004.80	7.13	1.41
Hypothetical	1,000.00	1,018.10	7.17	1.41
Class I
Actual	1,000.00	1,009.30	3.34	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Class L
Actual	1,000.00	1,009.60	3.04	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R6
Actual	1,000.00	1,009.30	2.68	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

56	J.P. Morgan Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022, and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Fund’s and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Fund and certain Underlying Funds, including risk and performance return assessments as compared to the Fund’s and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement.  The Trustees also discussed the Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund, including personnel changes, if any;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy for the Fund and how it fits with the Trusts’ other fund offerings;

December 31, 2022	J.P. Morgan Funds	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trust and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Fund and Underlying Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Fund and Underlying Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund, Underlying Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Fund and Underlying Funds.  The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser,  for custody, fund accounting and other related services for the Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Fund of the use of an affiliated distributor and

58	J.P. Morgan Funds	December 31, 2022

custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund.  The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Independent Written Evaluation of the Fund’s Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts,  other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Fund’s performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Fund by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Fund’s performance for Class A shares was in the fifth, fourth and third quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, second and third quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth and second quintiles of the Peer Group, and in the third and first quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

December 31, 2022	J.P. Morgan Funds	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund.  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  The Trustees considered the Fee Caps currently in place, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A and Class I shares were both in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

60	J.P. Morgan Funds	December 31, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-DIV-1222

Semi-Annual Report
J.P. Morgan Large Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell 1000 Index returned 2.30%, the Russell 1000 Value Index returned 6.11% and the Russell 2000 Growth Index returned -1.48%.

2	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.60%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$49,150,611
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s underweight position in the communication services sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in ConocoPhillips, its underweight position in Meta Platforms Inc. and its out-of-Benchmark position in TJX Cos. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of Meta Platforms, parent company of social media platform Facebook, fell after the company issued a lower-than-expected revenue forecast and amid investor concerns about the company’s push into virtual reality entertainment. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co., its out-of-Benchmark position in Sysco Corp. and its overweight position in CME Group Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Sysco, a food distribution company, fell after the company reported lower-than-expected earnings for its fiscal first quarter. Shares of CME Group, a financials products exchange operator, fell amid investor concerns about the company’s exposure to cryptocurrencies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	3.0%
2.	ConocoPhillips	3.0
3.	UnitedHealth Group, Inc.	2.6
4.	Bristol-Myers Squibb Co.	2.5
5.	Raytheon Technologies Corp.	2.5
6.	Air Products and Chemicals, Inc.	2.1
7.	Johnson & Johnson	2.0
8.	Philip Morris International, Inc.	1.9
9.	General Dynamics Corp.	1.9
10.	AbbVie, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.8%
Health Care	18.5
Industrials	13.5
Consumer Staples	9.3
Energy	9.0
Information Technology	7.7
Consumer Discretionary	6.6
Utilities	4.6
Materials	3.6
Communication Services	2.3
Real Estate	2.1
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		1.84%	(7.27)%	7.50%	10.85%
Without Sales Charge		7.48	(2.12)	8.67	11.44
CLASS C SHARES	November 4, 1997
With CDSC ***		6.23	(3.61)	8.14	11.00
Without CDSC		7.23	(2.61)	8.14	11.00
Class I SHARES	July 2, 1987	7.60	(1.89)	8.95	11.72
Class R2 SHARES	February 28, 2011	7.33	(2.38)	8.39	11.16
Class R3 SHARES	September 9, 2016	7.48	(2.12)	8.68	11.45
Class R4 SHARES	September 9, 2016	7.66	(1.89)	8.95	11.73
Class R5 SHARES	February 28, 2011	7.68	(1.74)	9.11	11.92
Class R6 SHARES	January 31, 2012	7.74	(1.64)	9.21	12.01

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.19%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$6,988,622
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the six months ended December 31, 2022, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
Overall, leading U.S. equity indexes provided positive returns for the period, rebounding from a broad sell-off in September that included a 9.34% decline in the S&P 500.
For the six-month period, the energy and industrials sectors were leading contributors to performance for the Fund and the Benchmark, while the communication services and real estate sectors were leading detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	5.4
3.	Amazon.com, Inc.	2.3
4.	Berkshire Hathaway, Inc., Class B	1.7
5.	Alphabet, Inc., Class A	1.6
6.	UnitedHealth Group, Inc.	1.5
7.	Alphabet, Inc., Class C	1.4
8.	Johnson & Johnson	1.4
9.	Exxon Mobil Corp.	1.4
10.	JPMorgan Chase & Co.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.0%
Health Care	15.4
Financials	11.4
Consumer Discretionary	9.5
Industrials	8.5
Communication Services	7.2
Consumer Staples	7.0
Energy	5.1
Utilities	3.1
Real Estate	2.7
Materials	2.6
Short-Term Investments	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(3.30)%	(22.78)%	7.77%	11.45%
Without Sales Charge		2.05	(18.50)	8.94	12.05
CLASS C SHARES	November 4, 1997
With CDSC ***		0.75	(19.98)	8.29	11.44
Without CDSC		1.75	(18.98)	8.29	11.44
Class I SHARES	July 2, 1991	2.19	(18.30)	9.21	12.33
Class R6 SHARES	September 1, 2016	2.26	(18.17)	9.38	12.44

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.29%
S&P 500 Index	2.31%
ICE BofAML 3-Month US Treasury Bill Index	1.32%
Net Assets as of 12/31/2022 (In Thousands)	$4,773,022
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed both the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2022.
The Fund’s security selection and underweight positions in the consumer discretionary and information technology sectors were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the utilities sector were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Amazon.com Inc. and its overweight position in O’Reilly Automotive Inc. Shares of Tesla, an electric vehicle manufacturer not held in the Fund, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc. Shares of Amazon.com, an internet retailer and services provider, fell amid a broad decline in large capitalization technology companies. Shares of O’Reilly Automotive, an auto parts retailer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in TC Energy Corp., and its underweight positions in Netflix Inc. and Home Depot Inc. Shares of TC Energy, an oil and natural gas storage and pipelines operator, fell after the company shut down its Keystone Pipeline System following a leak of an estimated half-million gallons of crude oil. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Home Depot, a home improvement retail chain not held in the Fund, rose after the company reported better-than-expected results for the third quarter of 2022 and reaffirmed its full-year 2022 forecast.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AbbVie, Inc.	1.6%
2.	Progressive Corp. (The)	1.6
3.	Exxon Mobil Corp.	1.5
4.	UnitedHealth Group, Inc.	1.5
5.	Coca-Cola Co. (The)	1.5
6.	Hershey Co. (The)	1.5
7.	PepsiCo, Inc.	1.4
8.	Honeywell International, Inc.	1.4
9.	Bristol-Myers Squibb Co.	1.4
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	12.2%
Health Care	12.1
Consumer Staples	11.6
Information Technology	10.7
Financials	10.0
Utilities	7.8
Consumer Discretionary	5.6
Communication Services	3.7
Materials	3.3
Energy	2.7
Real Estate	2.6
Other ***	15.1
Short-Term Investments	2.6

8	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Equity-Linked Notes that are linked to the S&P 500 Index.

December 31, 2022	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge **		(0.26)%	(9.12)%	6.32%
Without Sales Charge		5.24	(4.11)	7.65
CLASS C SHARES	August 31, 2018
With CDSC ***		3.98	(5.59)	7.12
Without CDSC		4.98	(4.59)	7.12
Class I SHARES	August 31, 2018	5.29	(3.88)	7.90
Class R5 SHARES	August 31, 2018	5.45	(3.73)	8.06
Class R6 SHARES	August 31, 2018	5.43	(3.64)	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/18 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.80%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$14,686,991
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and basic materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp.
Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.9%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	2.5
4.	S&P 500 Index 3/31/2023 at USD 3,630.00, European Style	2.2
5.	UnitedHealth Group, Inc.	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Exxon Mobil Corp.	1.9
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	15.2
Financials	10.7
Consumer Discretionary	10.6
Industrials	8.8
Communication Services	6.8
Consumer Staples	5.9
Energy	5.1
Utilities	3.1
Real Estate	2.5
Materials	2.5
Call Options Purchased	2.2
Short-Term Investments	2.3

December 31, 2022	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge **		(3.65)%	(13.09)%	4.61%	5.92%
Without Sales Charge		1.68	(8.28)	5.74	6.55
CLASS C SHARES	December 13, 2013
With CDSC ***		0.42	(9.74)	5.21	6.09
Without CDSC		1.42	(8.74)	5.21	6.09
Class I SHARES	December 13, 2013	1.80	(8.06)	6.01	6.82
Class R5 SHARES	December 13, 2013	1.88	(7.94)	6.16	7.00
Class R6 SHARES	December 13, 2013	1.93	(7.84)	6.27	7.08

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (12/13/13 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(0.84)%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$4,146,079
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2022.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and basic materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp.
Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.1%
2.	Apple, Inc.	6.0
3.	Amazon.com, Inc.	2.5
4.	UnitedHealth Group, Inc.	2.0
5.	Alphabet, Inc., Class A	2.0
6.	Exxon Mobil Corp.	1.9
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	AbbVie, Inc.	1.5
10.	Alphabet, Inc., Class C	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.0%
Health Care	15.5
Financials	11.1
Consumer Discretionary	10.9
Industrials	9.0
Communication Services	6.9
Consumer Staples	6.0
Energy	5.2
Utilities	3.1
Real Estate	2.6
Materials	2.6
Call Options Purchased	0.8
Short-Term Investments	1.3

14	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(6.07)%	(18.04)%	(3.54)%
Without Sales Charge		(0.89)	(13.48)	(0.68)
CLASS C SHARES	February 26, 2021
With CDSC ***		(2.15)	(14.93)	(1.16)
Without CDSC		(1.15)	(13.93)	(1.16)
Class I SHARES	February 26, 2021	(0.84)	(13.32)	(0.45)
Class R5 SHARES	February 26, 2021	(0.69)	(13.18)	(0.29)
Class R6 SHARES	February 26, 2021	(0.71)	(13.15)	(0.20)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	0.35%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$2,777,814
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31. 2022.
The Fund’s security selection in the financials sector and the health services & systems sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the basic materials sector and the pharmaceutical/medical technology sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in Seagate Technology Holdings PLC and United Parcel Service Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of United Parcel Service, a package delivery and freight services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and Lennar Corp., and its underweight position in Intel Corp. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Lennar, a homebuilder, rose amid signs of slowing inflation in the U.S. and after reporting better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.9%
2.	Apple, Inc.	5.8
3.	S&P 500 Index 2/28/2023 at USD 3,855.00, European Style	3.3
4.	Amazon.com, Inc.	2.5
5.	UnitedHealth Group, Inc.	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Exxon Mobil Corp.	1.9
8.	Mastercard, Inc., Class A	1.6
9.	Berkshire Hathaway, Inc., Class B	1.5
10.	AbbVie, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	24.3%
Health Care	15.2
Financials	10.7
Consumer Discretionary	10.7
Industrials	8.7
Communication Services	6.8
Consumer Staples	5.9
Energy	5.1
Call Options Purchased	3.3
Utilities	3.1
Materials	2.6
Real Estate	2.5
Short-Term Investments	1.1

December 31, 2022	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge **		(5.01)%	(19.18)%	(4.85)%
Without Sales Charge		0.22	(14.68)	(2.03)
CLASS C SHARES	February 26, 2021
With CDSC ***		(1.02)	(16.12)	(2.51)
Without CDSC		(0.02)	(15.12)	(2.51)
Class I SHARES	February 26, 2021	0.35	(14.50)	(1.77)
Class R5 SHARES	February 26, 2021	0.44	(14.35)	(1.62)
Class R6 SHARES	February 26, 2021	0.48	(14.28)	(1.53)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (2/26/21 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I) *	1.93%
Russell 1000 Growth Index	(1.48)%
Net Assets as of 12/31/2022 (In Thousands)	$37,058,370
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection and overweight position in the health care sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials sector was the leading detractor from relative performance. The Fund’s underweight position in the consumer staples sector also detracted from relative performance but the impact was not significant.
Leading individual contributors to relative performance included the Fund’s overweight positions in Deere & Co. and HCA Healthcare Inc., and its out-of-Benchmark position in ConocoPhillips. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of HCA Healthcare, a hospitals and medical services company, rose as investors sought values in the wake of a broad sell-off in hospital operator stocks in the first half of the period. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period.
Leading individual detractors from relative performance included the Fund’s overweight position in SVB Financial Group and its underweight positions in Broadcom Inc. and Mastercard Inc.
Shares of SVB Financial Group, a regional banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concern about the company’s exposure to the information technology sector. Shares of Broadcom, a semiconductor manufacturer not held in the Fund, rose after the company reported better-than-expected earnings for its fiscal fourth quarter and issued a better-than-expected earnings forecast. Shares of Mastercard, a credit card and financials transactions processor not held in the Fund, rose after the company increased its quarterly dividend and unveiled a $9 billion share repurchase plan.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	8.3%
2.	Microsoft Corp.	6.8
3.	AbbVie, Inc.	3.6
4.	Deere & Co.	3.6
5.	Alphabet, Inc., Class C	3.2
6.	Eli Lilly & Co.	3.1
7.	AutoZone, Inc.	3.0
8.	ConocoPhillips	2.7
9.	Coca-Cola Co. (The)	2.7
10.	McKesson Corp.	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	29.8%
Health Care	22.0
Consumer Discretionary	13.3
Industrials	7.6
Financials	5.3
Consumer Staples	4.3
Communication Services	3.8
Energy	3.3
Materials	2.3
Short-Term Investments	8.3

20	J.P. Morgan Large Cap Funds	December 31, 2022

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	21

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge **		(3.54)%	(29.49)%	12.48%	14.34%
Without Sales Charge		1.80	(25.59)	13.69	14.96
CLASS C SHARES	November 4, 1997
With CDSC ***		0.54	(26.96)	13.13	14.50
Without CDSC		1.54	(25.96)	13.13	14.50
Class I SHARES	February 28, 1992	1.93	(25.41)	13.98	15.20
Class R2 SHARES	November 3, 2008	1.68	(25.78)	13.41	14.67
Class R3 SHARES	September 9, 2016	1.79	(25.59)	13.69	14.94
Class R4 SHARES	September 9, 2016	1.92	(25.40)	13.98	15.20
Class R5 SHARES	April 14, 2009	2.02	(25.28)	14.15	15.40
Class R6 SHARES	November 30, 2010	2.07	(25.21)	14.27	15.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.20%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$3,449,021
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary sector and its overweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Cardinal Health Inc., Regeneron Pharmaceuticals Inc. and Royal Caribbean Cruises Ltd. Shares of Cardinal Health, a pharmaceuticals and health care products distributor, rose after the company reported better-than-expected earnings and revenue for its fiscal first quarter. Shares of Regeneron Pharmaceuticals, a drug development company, rose after the company reported positive clinical results for several of its drug candidates. Shares of Royal Caribbean Cruises, a cruise line operator, rose amid positive data from holiday booking trends heading into 2023.
Leading individual detractors from relative performance included the Fund’s underweight position in JP Morgan Chase & Co., and its overweight position in Fidelity National Information Services Inc. and Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Fidelity National Information Services, a financial services technology provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its earnings forecast for the full year 2022. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bristol-Myers Squibb Co.	3.7%
2.	Wells Fargo & Co.	3.3
3.	Berkshire Hathaway, Inc., Class B	2.9
4.	Charter Communications, Inc., Class A	2.7
5.	Regeneron Pharmaceuticals, Inc.	2.6
6.	Chevron Corp.	2.5
7.	Hess Corp.	2.4
8.	AbbVie, Inc.	2.3
9.	Exxon Mobil Corp.	2.3
10.	Centene Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	18.8%
Health Care	16.9
Industrials	13.1
Energy	10.3
Consumer Staples	7.5
Communication Services	6.6
Materials	5.9
Utilities	5.4
Consumer Discretionary	4.6
Real Estate	4.5
Information Technology	3.5
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		1.42%	(5.61)%	6.68%	11.63%
Without Sales Charge		7.03	(0.38)	7.83	12.23
CLASS C SHARES	March 22, 1999
With CDSC ***		5.78	(1.91)	7.29	11.77
Without CDSC		6.78	(0.91)	7.29	11.77
Class I SHARES	March 1, 1991	7.20	(0.14)	8.09	12.45
Class R2 SHARES	November 3, 2008	6.90	(0.65)	7.55	11.93
Class R3 SHARES	October 1, 2018	7.08	(0.40)	7.83	12.23
Class R4 SHARES	October 1, 2018	7.16	(0.11)	8.10	12.46
Class R5 SHARES	May 15, 2006	7.25	0.01	8.27	12.65
Class R6 SHARES	November 30, 2010	7.30	0.11	8.37	12.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.98%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$189,818
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Netflix Inc., and its overweight position in Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported that third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
Leading individual contributors to relative performance included the Fund’s underweight position in Intel Corp. and its overweight positions in Cigna Corp. and Constellation Energy Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains. Shares of Cigna, a health care insurance provider, rose after reporting better-than-expected earnings and revenue for the third quarter of 2022 and reaffirmed its full year 2022 forecast. Shares of Constellation Energy, an electric utility, rose after the company reported better-than-expected revenues during the period and amid investor expectations that the company would benefit from planned federal spending on clean energy projects.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	NextEra Energy, Inc.	2.9%
2.	ConocoPhillips	2.9
3.	Bristol-Myers Squibb Co.	2.4
4.	Eaton Corp. plc	2.3
5.	Coca-Cola Co. (The)	2.2
6.	Prologis, Inc.	2.1
7.	Bank of America Corp.	2.1
8.	Wells Fargo & Co.	2.0
9.	Norfolk Southern Corp.	2.0
10.	Morgan Stanley	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	19.3%
Health Care	18.0
Industrials	13.3
Energy	8.9
Consumer Staples	7.2
Information Technology	6.8
Utilities	6.4
Communication Services	6.3
Consumer Discretionary	5.6
Real Estate	3.6
Materials	3.5
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		0.30%	(11.28)%	5.79%	9.55%
Without Sales Charge		5.85	(6.35)	6.94	10.14
CLASS C SHARES	February 19, 2005
With CDSC ***		4.57	(7.79)	6.41	9.70
Without CDSC		5.57	(6.79)	6.41	9.70
Class I SHARES	February 28, 2003	5.98	(6.11)	7.20	10.36
Class R2 SHARES	November 3, 2008	5.67	(6.64)	6.64	9.83
Class R5 SHARES	May 15, 2006	6.04	(6.05)	7.33	10.53
Class R6 SHARES	November 30, 2010	6.09	(5.95)	7.44	10.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	1.52%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$19,304,471
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the six  months ended December 31, 2022.
The Fund’s security selection in the commodities sector and its overweight position in the media sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in both the industrial cyclical and pharmaceutical/medical technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Truist Financial Corp. and Bristol-Myers Squibb Co., and its underweight position in Netflix Inc. Shares of Truist Financial, a banking and financial services provider, fell after the company reported lower-than-expected revenue for the third quarter of 2022. Shares of Bristol-Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates. Shares of Netflix, an entertainment content and services provider not held in the Fund, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in Norfolk Southern Co., Deere & Co. and its out-of-Benchmark position in Uber Technologies Inc. Shares of Norfolk Southern, a freight railroad operator, rose as labor negotiations avoided a strike during the period. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Uber Technologies, a ride hailing services provider, rose after the company reported better-than-expected revenue for the third quarter of 2022 amid growth in its customer base.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.5%
2.	Alphabet, Inc., Class A	4.7
3.	Apple, Inc.	4.5
4.	UnitedHealth Group, Inc.	3.6
5.	AbbVie, Inc.	3.6
6.	NextEra Energy, Inc.	3.5
7.	Amazon.com, Inc.	3.1
8.	Prologis, Inc.	3.0
9.	NXP Semiconductors NV (China)	3.0
10.	Mastercard, Inc., Class A	3.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.6%
Health Care	15.9
Consumer Discretionary	12.7
Industrials	11.0
Financials	10.9
Communication Services	6.2
Energy	5.1
Utilities	5.0
Materials	3.4
Real Estate	3.0
Consumer Staples	2.5
Short-Term Investments	0.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge **		(3.95)%	(23.43)%	8.82%	12.18%
Without Sales Charge		1.38	(19.18)	10.00	12.78
CLASS C SHARES	September 10, 2001
With CDSC ***		0.08	(20.59)	9.44	12.33
Without CDSC		1.08	(19.59)	9.44	12.33
Class I SHARES	September 10, 2001	1.51	(18.98)	10.27	13.03
Class L SHARES	September 17, 1993	1.52	(18.87)	10.43	13.19
Class R2 SHARES	November 3, 2008	1.27	(19.36)	9.72	12.50
Class R3 SHARES	September 9, 2016	1.39	(19.13)	10.01	12.78
Class R4 SHARES	September 9, 2016	1.51	(18.98)	10.27	13.03
Class R5 SHARES	May 15, 2006	1.58	(18.86)	10.44	13.23
Class R6 SHARES	November 30, 2010	1.63	(18.77)	10.55	13.32

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	(1.01)%
Russell 1000 Growth Index	(1.48)%
Net Assets as of 12/31/2022 (In Thousands)	$929,607
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix Inc., Lowe’s Cos. and Mastercard Inc. Shares of Netflix, an entertainment content and services provider, rose amid improving subscriber numbers and positive investor response to the company’s advertising initiatives during the period. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast. Shares of Mastercard, a credit card and financials transactions processor, rose after the company raised its quarterly dividend and unveiled a $9 billion share repurchase plan.
Leading individual detractors from relative performance included the Fund’s underweight positions in Home Depot Inc. and TJX Cos., and its out-of-Benchmark position in Fedex Corp. Shares of Home Depot, a home improvement retail chain not held in the Fund, rose after the company reported better-than-expected results for the third quarter of 2022 and reaffirmed its full-year 2022 forecast. Shares of TJX, an operator of discount retail apparel and home products chains that was not held in the Fund, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower priced retailers. Shares of Fedex, a parcel delivery company, fell after the company reported lower-than-expected revenue for its first fiscal quarter and forecast lower shipping volumes.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.0%
2.	Apple, Inc.	9.5
3.	Amazon.com, Inc.	4.2
4.	Mastercard, Inc., Class A	3.9
5.	UnitedHealth Group, Inc.	2.8
6.	Alphabet, Inc., Class A	2.3
7.	Alphabet, Inc., Class C	2.2
8.	Tesla, Inc.	1.9
9.	Lowe's Cos., Inc.	1.6
10.	Intuit, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	39.8%
Consumer Discretionary	14.2
Health Care	13.8
Industrials	8.3
Communication Services	7.6
Consumer Staples	5.1
Financials	2.6
Real Estate	2.1
Materials	2.1
Energy	1.9
Short-Term Investments	2.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		(6.32)%	(31.56)%	7.15%	12.00%
Without Sales Charge		(1.13)	(27.77)	8.32	12.60
CLASS C SHARES	February 19, 2005
With CDSC ***		(2.38)	(29.13)	7.78	12.16
Without CDSC		(1.38)	(28.13)	7.78	12.16
Class I SHARES	February 28, 2003	(1.01)	(27.60)	8.59	12.89
Class R2 SHARES	November 3, 2008	(1.24)	(27.95)	8.05	12.33
Class R5 SHARES	May 15, 2006	(0.94)	(27.49)	8.75	13.08
Class R6 SHARES	November 2, 2015	(0.89)	(27.41)	8.86	13.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.19%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$1,299,770
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s overweight position in the autos & transportation sector and its security selection in the pharmaceutical/medical technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the utilities sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s underweight position in Tesla Inc., its short position in Intel Corp. and its overweight positions in Deere & Co. Shares of Tesla, an electric vehicle manufacturer not held in the Fund, fell amid investor concerns about both weaker delivery volumes and the Chief Executive Officer, Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings.
Leading individual detractors from relative performance included the Fund’s short position in Omnicom Group Inc. and its overweight positions in Seagate Technology Holdings PLC and Exelon Corp. Shares of Omnicom, a provider of advertising and marketing services, rose late in the period after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter. Shares of Exelon, an electric utility, fell after the company reported lower-than-expected earnings for the second quarter of 2022 and investor concerns over winter storm damage.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 24%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.1%
2.	Apple, Inc.	3.1
3.	Amazon.com, Inc.	2.9
4.	UnitedHealth Group, Inc.	2.9
5.	Mastercard, Inc., Class A	2.7
6.	Exxon Mobil Corp.	2.4
7.	NXP Semiconductors NV (China)	2.4
8.	AbbVie, Inc.	2.3
9.	Alphabet, Inc., Class A	1.7
10.	Thermo Fisher Scientific, Inc.	1.7

34	J.P. Morgan Large Cap Funds	December 31, 2022

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Omnicom Group, Inc.	3.0%
2.	General Electric Co.	2.3
3.	Boeing Co. (The)	2.1
4.	Johnson Controls International plc	2.0
5.	Hewlett Packard Enterprise Co.	1.9
6.	Applied Materials, Inc.	1.9
7.	Kroger Co. (The)	1.9
8.	Moderna, Inc.	1.8
9.	CH Robinson Worldwide, Inc.	1.7
10.	3M Co.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	23.0%
Health Care	15.9
Industrials	13.1
Consumer Discretionary	10.2
Financials	9.4
Communication Services	7.0
Consumer Staples	5.9
Energy	5.4
Utilities	3.7
Materials	2.9
Real Estate	2.2
Short-Term Investments	1.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.3%
Information Technology	14.4
Financials	12.5
Communication Services	8.8
Consumer Staples	8.2
Health Care	7.4
Utilities	7.1
Consumer Discretionary	7.0
Real Estate	4.1
Energy	3.5
Materials	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge **		(0.46)%	(22.94)%	8.40%	11.92%
Without Sales Charge		5.06	(18.67)	9.58	12.53
CLASS C SHARES	November 1, 2005
With CDSC ***		3.79	(20.09)	9.03	12.07
Without CDSC		4.79	(19.09)	9.03	12.07
Class I SHARES	November 1, 2005	5.19	(18.50)	9.85	12.81
Class R2 SHARES	November 3, 2008	4.89	(18.95)	9.19	12.19
Class R5 SHARES	May 15, 2006	5.18	(18.45)	9.90	12.94
Class R6 SHARES	November 1, 2017	5.28	(18.39)	10.01	13.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.09%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$6,562,320
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the six months ended December 31, 2022.
The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Starbucks Corp., and its overweight position in Seagate Technology Holdings. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Starbucks, a beverages and food retailer not held in the Fund, rose later in the period after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter, as well as growth in comparable store sales. Shares of Seagate Technology Holdings, a data storage provider based in Ireland, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a lower-than-expected earnings forecast for its fiscal second quarter.
Leading individual contributors to relative performance included the Fund’s overweight positions in Lowe’s Cos. and Deere & Co.  and its underweight position in Intel Corp. Shares of Lowe’s, a home improvement retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.1%
2.	Apple, Inc.	6.0
3.	Amazon.com, Inc.	2.5
4.	UnitedHealth Group, Inc.	2.0
5.	Alphabet, Inc., Class A	2.0
6.	Exxon Mobil Corp.	1.9
7.	Mastercard, Inc., Class A	1.7
8.	Berkshire Hathaway, Inc., Class B	1.6
9.	AbbVie, Inc.	1.5
10.	Alphabet, Inc., Class C	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	25.2%
Health Care	15.7
Financials	11.3
Consumer Discretionary	10.9
Industrials	9.1
Communication Services	6.9
Consumer Staples	6.3
Energy	5.2
Utilities	3.2
Real Estate	2.6
Materials	2.6
Short-Term Investments	1.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge **		(3.37)%	(22.66)%	8.38%	11.51%
Without Sales Charge		1.98	(18.36)	9.56	12.11
Class I SHARES	September 10, 2001	2.09	(18.16)	9.84	12.39
Class R6 SHARES	March 24, 2003	2.18	(18.05)	9.96	12.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	2.92%
S&P 500 Index	2.31%
Net Assets as of 12/31/2022 (In Thousands)	$166,342
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund had no holdings in the energy sector, which was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the materials sector also detracted from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in TJX Cos. and Deere & Co. and its underweight position in Tesla Inc. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers. Shares of Deere, an agricultural equipment and machinery manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and forecast higher sales and earnings. Shares of Tesla, an electric vehicle manufacturer, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc.
Leading individual detractors from relative performance relative included the Fund’s overweight positions in Ball Corp., SVB Financial Group and Iqvia Holdings Inc. Shares of Ball, a metal and glass container manufacturer, fell amid slowing demand for its products and consecutive quarters of lower-than-expected earnings. Shares of SVB Financial Group, a regional banking and financial services company, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concern about the company’s exposure to the information technology sector. Shares of Iqvia Holdings, a medical technology and research services provider, fell amid investor concerns about potential U.S. drug pricing legislation and expectations for reduced research and development spending in the health care sector.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	7.0%
2.	Apple, Inc.	5.2
3.	Mastercard, Inc., Class A	3.6
4.	Alphabet, Inc., Class A	3.3
5.	UnitedHealth Group, Inc.	3.1
6.	Merck & Co., Inc.	2.7
7.	Thermo Fisher Scientific, Inc.	2.6
8.	Boston Scientific Corp.	2.5
9.	Costco Wholesale Corp.	2.3
10.	Bank of America Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.0%
Health Care	18.6
Financials	14.0
Industrials	10.5
Consumer Discretionary	8.6
Communication Services	6.9
Utilities	4.0
Consumer Staples	4.0
Real Estate	3.4
Materials	3.1
Short-Term Investments	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge **		(2.58)%	(25.51)%	7.43%	11.26%
Without Sales Charge		2.81	(21.38)	8.60	11.86
CLASS C SHARES	February 19, 2005
With CDSC ***		1.52	(22.78)	8.05	11.42
Without CDSC		2.52	(21.78)	8.05	11.42
Class I SHARES	February 28, 2003	2.92	(21.20)	8.87	12.14
Class R6 SHARES	September 30, 2020	2.95	(21.15)	8.89	12.16

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

42	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	8.48%
Russell 1000 Value Index	6.11%
Net Assets as of 12/31/2022 (In Thousands)	$3,885,976
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology sector and its underweight position in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight position in ConocoPhillips, its out-of-Benchmark position in TJX Cos. and its underweight position in Verizon Communications Inc. Shares of ConocoPhillips, an integrated petroleum and natural gas producer, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings and amid investor expectations that U.S. consumers would migrate toward lower cost retailers. Shares of Verizon Communications, an integrated telecommunications services provider, fell amid increased competition and lower-than-expected subscriptions during the period.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Gilead Sciences Inc., and its overweight position in Bristol-Myers Squibb Co. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Gilead Sciences, a pharmaceuticals developer not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its forecast for the full year. Shares of Bristol Myers Squibb, a pharmaceuticals developer, fell after the company reported third quarter 2022 sales were hurt by competition from generic drugs and unfavorable foreign exchange rates.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.7%
2.	ConocoPhillips	2.7
3.	Wells Fargo & Co.	2.2
4.	Bristol-Myers Squibb Co.	2.1
5.	UnitedHealth Group, Inc.	2.0
6.	BlackRock, Inc.	1.9
7.	Berkshire Hathaway, Inc., Class B	1.9
8.	Johnson & Johnson	1.8
9.	Raytheon Technologies Corp.	1.8
10.	Morgan Stanley	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	22.8%
Health Care	18.4
Industrials	11.1
Consumer Discretionary	9.1
Energy	8.5
Information Technology	6.5
Consumer Staples	6.0
Materials	4.5
Communication Services	4.1
Utilities	3.9
Real Estate	1.2
Short-Term Investments	3.9

December 31, 2022	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge **		2.78%	(7.68)%	7.58%	11.18%
Without Sales Charge		8.48	(2.56)	8.74	11.78
CLASS C SHARES	January 2, 1998
With CDSC ***		7.20	(4.06)	8.20	11.33
Without CDSC		8.20	(3.06)	8.20	11.33
Class I SHARES	January 25, 1996	8.62	(2.33)	9.02	12.06
Class R2 SHARES	November 2, 2015	8.34	(2.80)	8.47	11.58
Class R3 SHARES	July 31, 2017	8.49	(2.56)	8.75	11.79
Class R4 SHARES	July 31, 2017	8.62	(2.33)	9.02	12.06
Class R5 SHARES	November 2, 2015	8.70	(2.18)	9.18	12.19
Class R6 SHARES	November 2, 2015	8.76	(2.08)	9.29	12.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

December 31, 2022	J.P. Morgan Large Cap Funds	45

JPMorgan U.S. Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

46	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 5.4%
General Dynamics Corp.	3,782	938,236
Northrop Grumman Corp.	880	480,204
Raytheon Technologies Corp.	12,225	1,233,790
		2,652,230
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,663	810,664
Banks — 6.4%
Bank of America Corp.	27,292	903,905
Citigroup, Inc.	6,947	314,206
PNC Financial Services Group, Inc. (The)	3,584	566,063
Truist Financial Corp.	7,966	342,759
US Bancorp	12,023	524,329
Wells Fargo & Co.	11,561	477,362
		3,128,624
Beverages — 2.0%
Coca-Cola Co. (The)	8,061	512,735
PepsiCo, Inc.	2,626	474,436
		987,171
Biotechnology — 2.5%
AbbVie, Inc.	5,677	917,423
Amgen, Inc.	1,114	292,677
		1,210,100
Capital Markets — 6.6%
BlackRock, Inc.	1,263	895,418
Charles Schwab Corp. (The)	5,954	495,716
CME Group, Inc.	3,559	598,469
Morgan Stanley	9,717	826,109
Northern Trust Corp.	1,439	127,319
T. Rowe Price Group, Inc. (a)	2,594	282,890
		3,225,921
Chemicals — 3.6%
Air Products and Chemicals, Inc.	3,418	1,053,664
PPG Industries, Inc.	5,648	710,115
		1,763,779
Commercial Services & Supplies — 0.6%
Republic Services, Inc.	2,150	277,374
Consumer Finance — 1.8%
American Express Co.	3,716	549,127
Capital One Financial Corp.	3,492	324,581
		873,708
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,991	314,856
Electric Utilities — 2.7%
NextEra Energy, Inc.	9,549	798,322
Xcel Energy, Inc.	7,395	518,458
		1,316,780
Electrical Equipment — 1.1%
Eaton Corp. plc	3,481	546,328
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	9,766	311,940
Equity Real Estate Investment Trusts (REITs) — 2.1%
Alexandria Real Estate Equities, Inc.	1,118	162,937
AvalonBay Communities, Inc.	1,176	189,926
Boston Properties, Inc.	1,862	125,835
Prologis, Inc.	3,171	357,415
Ventas, Inc.	4,055	182,689
		1,018,802
Food & Staples Retailing — 2.7%
Sysco Corp.	8,986	686,989
Walmart, Inc.	4,419	626,536
		1,313,525
Food Products — 1.4%
Mondelez International, Inc., Class A	10,197	679,624
Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	3,808	418,105
Becton Dickinson and Co.	1,694	430,708
Medtronic plc	8,366	650,179
		1,498,992
Health Care Providers & Services — 6.2%
AmerisourceBergen Corp.	2,107	349,184
Cigna Corp.	1,908	632,063
CVS Health Corp.	8,320	775,352
UnitedHealth Group, Inc.	2,450	1,298,972
		3,055,571
Hotels, Restaurants & Leisure — 2.3%
McDonald's Corp.	2,645	697,070
Starbucks Corp.	4,478	444,155
		1,141,225
Household Products — 1.3%
Procter & Gamble Co. (The)	4,312	653,521
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	47

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 5.1%
Arthur J Gallagher & Co.	2,214	417,422
Chubb Ltd.	2,899	639,516
Hartford Financial Services Group, Inc. (The)	5,417	410,792
Marsh & McLennan Cos., Inc.	1,121	185,466
MetLife, Inc.	6,768	489,802
Progressive Corp. (The)	2,911	377,611
		2,520,609
IT Services — 1.2%
Accenture plc, Class A	753	201,069
International Business Machines Corp.	2,783	392,083
		593,152
Machinery — 3.5%
Deere & Co.	1,414	606,290
Dover Corp.	5,049	683,655
Parker-Hannifin Corp.	1,517	441,561
		1,731,506
Media — 1.7%
Comcast Corp., Class A	23,644	826,840
Multi-Utilities — 1.9%
CMS Energy Corp.	5,325	337,197
Dominion Energy, Inc.	4,976	305,151
Public Service Enterprise Group, Inc.	4,809	294,655
		937,003
Oil, Gas & Consumable Fuels — 9.0%
Chevron Corp.	3,296	591,582
ConocoPhillips	12,467	1,471,052
EOG Resources, Inc.	6,679	865,073
Exxon Mobil Corp.	13,430	1,481,385
		4,409,092
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	17,345	1,248,012
Eli Lilly & Co.	1,126	412,029
Johnson & Johnson	5,581	985,810
Merck & Co., Inc.	2,086	231,429
Pfizer, Inc.	8,849	453,423
		3,330,703
Road & Rail — 1.3%
Norfolk Southern Corp.	2,628	647,464
Semiconductors & Semiconductor Equipment — 4.2%
Analog Devices, Inc.	5,536	908,064
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Lam Research Corp.	321	135,032
NXP Semiconductors NV (China)	3,126	493,998
Texas Instruments, Inc.	3,087	509,953
		2,047,047
Software — 1.0%
Microsoft Corp.	2,090	501,178
Specialty Retail — 4.4%
Advance Auto Parts, Inc.	2,450	360,301
Best Buy Co., Inc.	3,615	289,922
Home Depot, Inc. (The)	2,248	709,962
TJX Cos., Inc. (The)	9,813	781,143
		2,141,328
Technology Hardware, Storage & Peripherals — 0.7%
Apple, Inc.	1,029	133,647
Seagate Technology Holdings plc	4,102	215,806
		349,453
Tobacco — 1.9%
Philip Morris International, Inc.	9,319	943,206
Total Common Stocks (Cost $33,596,290)		47,759,316
Short-Term Investments — 3.0%
Investment Companies — 2.7%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $1,347,993)	1,347,735	1,348,409
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	99,970	100,000
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	26,578	26,578
Total Investment of Cash Collateral from Securities Loaned (Cost $126,578)		126,578
Total Short-Term Investments (Cost $1,474,571)		1,474,987
Total Investments — 100.2% (Cost $35,070,861)		49,234,303
Liabilities in Excess of Other Assets — (0.2)%		(83,692)
NET ASSETS — 100.0%		49,150,611

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $121,519.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	49

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 1.9%
Boeing Co. (The) *	121	23,069
General Dynamics Corp.	49	12,074
Howmet Aerospace, Inc.	80	3,137
Huntington Ingalls Industries, Inc.	9	1,990
L3Harris Technologies, Inc.	41	8,570
Lockheed Martin Corp.	50	24,529
Northrop Grumman Corp.	31	17,064
Raytheon Technologies Corp.	318	32,071
Textron, Inc.	45	3,195
TransDigm Group, Inc.	11	7,031
		132,730
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	25	2,330
Expeditors International of Washington, Inc. (a)	34	3,575
FedEx Corp.	52	8,963
United Parcel Service, Inc., Class B	158	27,426
		42,294
Airlines — 0.2%
Alaska Air Group, Inc. *	27	1,177
American Airlines Group, Inc. * (a)	141	1,787
Delta Air Lines, Inc. *	139	4,555
Southwest Airlines Co. *	128	4,322
United Airlines Holdings, Inc. *	71	2,664
		14,505
Auto Components — 0.1%
Aptiv plc *	58	5,455
BorgWarner, Inc. (a)	51	2,037
		7,492
Automobiles — 1.3%
Ford Motor Co.	854	9,930
General Motors Co.	307	10,331
Tesla, Inc. *	580	71,471
		91,732
Banks — 3.8%
Bank of America Corp.	1,509	49,970
Citigroup, Inc.	419	18,937
Citizens Financial Group, Inc.	106	4,192
Comerica, Inc.	28	1,892
Fifth Third Bancorp	148	4,868
First Republic Bank	40	4,820
Huntington Bancshares, Inc.	312	4,398
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
JPMorgan Chase & Co. (b)	634	85,029
KeyCorp	202	3,513
M&T Bank Corp.	37	5,413
PNC Financial Services Group, Inc. (The)	87	13,770
Regions Financial Corp.	202	4,355
Signature Bank	14	1,567
SVB Financial Group *	13	2,940
Truist Financial Corp.	287	12,341
US Bancorp	292	12,747
Wells Fargo & Co.	824	34,011
Zions Bancorp NA	32	1,590
		266,353
Beverages — 1.9%
Brown-Forman Corp., Class B	39	2,596
Coca-Cola Co. (The)	841	53,518
Constellation Brands, Inc., Class A	35	8,132
Keurig Dr Pepper, Inc.	184	6,551
Molson Coors Beverage Co., Class B	41	2,094
Monster Beverage Corp. *	82	8,359
PepsiCo, Inc.	298	53,804
		135,054
Biotechnology — 2.5%
AbbVie, Inc.	382	61,782
Amgen, Inc.	115	30,294
Biogen, Inc. *	31	8,620
Gilead Sciences, Inc.	271	23,277
Incyte Corp. *	40	3,206
Moderna, Inc. *	72	12,829
Regeneron Pharmaceuticals, Inc. *	23	16,701
Vertex Pharmaceuticals, Inc. *	56	16,024
		172,733
Building Products — 0.4%
A O Smith Corp.	27	1,570
Allegion plc	19	1,999
Carrier Global Corp.	181	7,457
Johnson Controls International plc	149	9,528
Masco Corp.	49	2,275
Trane Technologies plc	50	8,368
		31,197
Capital Markets — 3.1%
Ameriprise Financial, Inc.	23	7,163
Bank of New York Mellon Corp. (The)	159	7,238
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
BlackRock, Inc.	33	23,008
Cboe Global Markets, Inc.	23	2,877
Charles Schwab Corp. (The)	330	27,453
CME Group, Inc.	78	13,076
FactSet Research Systems, Inc.	8	3,304
Franklin Resources, Inc. (a)	62	1,620
Goldman Sachs Group, Inc. (The)	73	25,136
Intercontinental Exchange, Inc.	121	12,387
Invesco Ltd.	98	1,769
MarketAxess Holdings, Inc.	8	2,269
Moody's Corp.	34	9,489
Morgan Stanley	285	24,228
MSCI, Inc.	17	8,040
Nasdaq, Inc.	73	4,496
Northern Trust Corp.	45	3,987
Raymond James Financial, Inc.	42	4,472
S&P Global, Inc.	72	24,110
State Street Corp.	79	6,153
T. Rowe Price Group, Inc. (a)	48	5,268
		217,543
Chemicals — 1.9%
Air Products and Chemicals, Inc.	48	14,780
Albemarle Corp.	25	5,492
Celanese Corp.	22	2,205
CF Industries Holdings, Inc.	42	3,613
Corteva, Inc.	154	9,079
Dow, Inc.	152	7,666
DuPont de Nemours, Inc.	107	7,370
Eastman Chemical Co.	26	2,113
Ecolab, Inc.	54	7,797
FMC Corp.	27	3,398
International Flavors & Fragrances, Inc.	55	5,778
Linde plc (United Kingdom)	107	34,859
LyondellBasell Industries NV, Class A	55	4,559
Mosaic Co. (The)	74	3,229
PPG Industries, Inc.	51	6,388
Sherwin-Williams Co. (The)	51	12,098
		130,424
Commercial Services & Supplies — 0.5%
Cintas Corp.	19	8,426
Copart, Inc. *	93	5,641
Republic Services, Inc.	44	5,727
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Rollins, Inc.	50	1,828
Waste Management, Inc.	81	12,668
		34,290
Communications Equipment — 0.9%
Arista Networks, Inc. *	53	6,493
Cisco Systems, Inc.	888	42,284
F5, Inc. *	13	1,857
Juniper Networks, Inc.	70	2,242
Motorola Solutions, Inc.	36	9,315
		62,191
Construction & Engineering — 0.1%
Quanta Services, Inc.	31	4,402
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	13	4,536
Vulcan Materials Co.	29	5,031
		9,567
Consumer Finance — 0.5%
American Express Co.	129	19,093
Capital One Financial Corp.	83	7,670
Discover Financial Services	59	5,778
Synchrony Financial	97	3,201
		35,742
Containers & Packaging — 0.3%
Amcor plc	322	3,834
Avery Dennison Corp.	17	3,168
Ball Corp.	68	3,470
International Paper Co.	77	2,662
Packaging Corp. of America	20	2,559
Sealed Air Corp.	31	1,560
WestRock Co.	55	1,933
		19,186
Distributors — 0.2%
Genuine Parts Co.	31	5,287
LKQ Corp.	55	2,931
Pool Corp.	8	2,552
		10,770
Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B *	390	120,309
Diversified Telecommunication Services — 0.9%
AT&T, Inc.	1,540	28,363
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	51

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Telecommunication Services — continued
Lumen Technologies, Inc. (a)	206	1,074
Verizon Communications, Inc.	908	35,770
		65,207
Electric Utilities — 2.1%
Alliant Energy Corp.	54	2,996
American Electric Power Co., Inc.	111	10,547
Constellation Energy Corp.	71	6,094
Duke Energy Corp.	167	17,144
Edison International	83	5,252
Entergy Corp.	44	4,948
Evergy, Inc.	50	3,122
Eversource Energy	75	6,313
Exelon Corp.	215	9,287
FirstEnergy Corp.	117	4,924
NextEra Energy, Inc.	430	35,912
NRG Energy, Inc.	50	1,585
PG&E Corp. * (a)	348	5,659
Pinnacle West Capital Corp.	24	1,860
PPL Corp.	159	4,651
Southern Co. (The)	235	16,805
Xcel Energy, Inc.	118	8,294
		145,393
Electrical Equipment — 0.6%
AMETEK, Inc.	49	6,936
Eaton Corp. plc	86	13,493
Emerson Electric Co.	128	12,279
Generac Holdings, Inc. *	14	1,379
Rockwell Automation, Inc.	25	6,394
		40,481
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	129	9,795
CDW Corp.	29	5,226
Corning, Inc.	165	5,256
Keysight Technologies, Inc. *	39	6,612
TE Connectivity Ltd. (Switzerland)	69	7,894
Teledyne Technologies, Inc. *	10	4,052
Trimble, Inc. *	53	2,695
Zebra Technologies Corp., Class A *	11	2,862
		44,392
Energy Equipment & Services — 0.4%
Baker Hughes Co.	216	6,393
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — continued
Halliburton Co.	196	7,724
Schlumberger Ltd.	307	16,387
		30,504
Entertainment — 1.3%
Activision Blizzard, Inc.	154	11,785
Electronic Arts, Inc.	57	6,927
Live Nation Entertainment, Inc. *	31	2,153
Netflix, Inc. *	96	28,367
Take-Two Interactive Software, Inc. *	34	3,551
Walt Disney Co. (The) *	394	34,239
Warner Bros Discovery, Inc. *	478	4,529
		91,551
Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	32	4,702
American Tower Corp.	101	21,324
AvalonBay Communities, Inc.	30	4,884
Boston Properties, Inc. (a)	31	2,084
Camden Property Trust	23	2,576
Crown Castle, Inc.	94	12,698
Digital Realty Trust, Inc.	62	6,232
Equinix, Inc.	20	13,103
Equity Residential	73	4,338
Essex Property Trust, Inc.	14	2,966
Extra Space Storage, Inc.	29	4,261
Federal Realty Investment Trust (a)	16	1,596
Healthpeak Properties, Inc.	116	2,913
Host Hotels & Resorts, Inc.	155	2,481
Invitation Homes, Inc.	126	3,722
Iron Mountain, Inc. (a)	63	3,133
Kimco Realty Corp.	134	2,832
Mid-America Apartment Communities, Inc.	25	3,919
Prologis, Inc.	199	22,494
Public Storage	34	9,574
Realty Income Corp. (a)	136	8,599
Regency Centers Corp.	33	2,081
SBA Communications Corp.	23	6,542
Simon Property Group, Inc.	71	8,303
UDR, Inc.	66	2,562
Ventas, Inc.	86	3,893
VICI Properties, Inc.	208	6,745
Vornado Realty Trust (a)	35	725
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	102	6,696
Weyerhaeuser Co.	159	4,932
		182,910
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	96	43,677
Kroger Co. (The)	141	6,277
Sysco Corp.	109	8,375
Walgreens Boots Alliance, Inc.	155	5,797
Walmart, Inc.	305	43,261
		107,387
Food Products — 1.2%
Archer-Daniels-Midland Co.	119	11,026
Campbell Soup Co.	43	2,464
Conagra Brands, Inc.	104	4,009
General Mills, Inc. (a)	128	10,758
Hershey Co. (The)	32	7,357
Hormel Foods Corp.	63	2,851
JM Smucker Co. (The)	23	3,650
Kellogg Co. (a)	55	3,942
Kraft Heinz Co. (The)	172	7,007
Lamb Weston Holdings, Inc.	31	2,778
McCormick & Co., Inc. (Non-Voting) (a)	54	4,490
Mondelez International, Inc., Class A	295	19,676
Tyson Foods, Inc., Class A	63	3,897
		83,905
Gas Utilities — 0.0% ^
Atmos Energy Corp.	30	3,389
Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	377	41,381
Align Technology, Inc. *	16	3,312
Baxter International, Inc.	109	5,555
Becton Dickinson and Co.	62	15,678
Boston Scientific Corp. *	310	14,326
Cooper Cos., Inc. (The)	11	3,527
DENTSPLY SIRONA, Inc.	46	1,479
Dexcom, Inc. *	83	9,455
Edwards Lifesciences Corp. *	134	9,972
Hologic, Inc. *	54	4,037
IDEXX Laboratories, Inc. *	18	7,304
Intuitive Surgical, Inc. *	76	20,270
Medtronic plc	287	22,331
ResMed, Inc.	32	6,590
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
STERIS plc	21	3,985
Stryker Corp.	73	17,801
Teleflex, Inc.	10	2,531
Zimmer Biomet Holdings, Inc.	45	5,784
		195,318
Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	35	5,801
Cardinal Health, Inc.	57	4,356
Centene Corp. *	122	10,039
Cigna Corp.	66	21,898
CVS Health Corp.	284	26,470
DaVita, Inc. *	12	887
Elevance Health, Inc.	52	26,483
HCA Healthcare, Inc.	46	10,999
Henry Schein, Inc. *	29	2,340
Humana, Inc.	27	14,017
Laboratory Corp. of America Holdings	19	4,510
McKesson Corp.	31	11,498
Molina Healthcare, Inc. *	13	4,169
Quest Diagnostics, Inc.	24	3,851
UnitedHealth Group, Inc.	202	107,085
Universal Health Services, Inc., Class B	14	1,954
		256,357
Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc. *	8	16,898
Caesars Entertainment, Inc. *	46	1,930
Carnival Corp. * (a)	217	1,745
Chipotle Mexican Grill, Inc. *	6	8,314
Darden Restaurants, Inc.	27	3,660
Domino's Pizza, Inc.	8	2,651
Expedia Group, Inc. *	33	2,851
Hilton Worldwide Holdings, Inc.	59	7,387
Las Vegas Sands Corp. * (a)	71	3,414
Marriott International, Inc., Class A	58	8,660
McDonald's Corp.	158	41,724
MGM Resorts International	69	2,310
Norwegian Cruise Line Holdings Ltd. * (a)	91	1,115
Royal Caribbean Cruises Ltd. *	47	2,345
Starbucks Corp.	248	24,616
Wynn Resorts Ltd. *	22	1,838
Yum! Brands, Inc.	61	7,799
		139,257
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.3%
DR Horton, Inc. (a)	68	6,031
Garmin Ltd.	33	3,059
Lennar Corp., Class A	55	4,984
Mohawk Industries, Inc. *	11	1,165
Newell Brands, Inc.	81	1,064
NVR, Inc. *	1	2,994
PulteGroup, Inc.	49	2,242
Whirlpool Corp.	12	1,666
		23,205
Household Products — 1.6%
Church & Dwight Co., Inc.	53	4,249
Clorox Co. (The)	27	3,743
Colgate-Palmolive Co.	180	14,225
Kimberly-Clark Corp.	73	9,904
Procter & Gamble Co. (The)	512	77,638
		109,759
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	144	4,153
Industrial Conglomerates — 0.9%
3M Co.	120	14,329
General Electric Co.	236	19,791
Honeywell International, Inc.	145	31,146
		65,266
Insurance — 2.4%
Aflac, Inc.	122	8,799
Allstate Corp. (The)	57	7,774
American International Group, Inc.	161	10,157
Aon plc, Class A	45	13,421
Arch Capital Group Ltd. *	80	5,020
Arthur J Gallagher & Co.	46	8,593
Assurant, Inc.	11	1,428
Brown & Brown, Inc.	51	2,895
Chubb Ltd.	90	19,792
Cincinnati Financial Corp.	34	3,479
Everest Re Group Ltd.	8	2,804
Globe Life, Inc.	20	2,357
Hartford Financial Services Group, Inc. (The)	69	5,214
Lincoln National Corp.	33	1,023
Loews Corp.	43	2,485
Marsh & McLennan Cos., Inc.	107	17,743
MetLife, Inc.	142	10,311
Principal Financial Group, Inc. (a)	49	4,128
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Progressive Corp. (The)	126	16,405
Prudential Financial, Inc.	80	7,912
Travelers Cos., Inc. (The)	51	9,498
Willis Towers Watson plc	23	5,723
WR Berkley Corp.	44	3,207
		170,168
Interactive Media & Services — 4.0%
Alphabet, Inc., Class A *	1,291	113,921
Alphabet, Inc., Class C *	1,145	101,558
Match Group, Inc. *	60	2,505
Meta Platforms, Inc., Class A *	486	58,497
		276,481
Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc. *	1,919	161,162
eBay, Inc.	117	4,865
Etsy, Inc. *	27	3,255
		169,282
IT Services — 4.4%
Accenture plc, Class A	136	36,345
Akamai Technologies, Inc. *	34	2,866
Automatic Data Processing, Inc.	90	21,419
Broadridge Financial Solutions, Inc.	25	3,411
Cognizant Technology Solutions Corp., Class A	111	6,354
DXC Technology Co. *	50	1,318
EPAM Systems, Inc. *	12	4,075
Fidelity National Information Services, Inc.	128	8,703
Fiserv, Inc. *	137	13,874
FleetCor Technologies, Inc. *	16	2,928
Gartner, Inc. *	17	5,742
Global Payments, Inc.	59	5,806
International Business Machines Corp.	196	27,536
Jack Henry & Associates, Inc.	16	2,768
Mastercard, Inc., Class A	184	63,810
Paychex, Inc.	69	8,013
PayPal Holdings, Inc. *	246	17,551
VeriSign, Inc. *	20	4,096
Visa, Inc., Class A (a)	353	73,431
		310,046
Leisure Products — 0.0% ^
Hasbro, Inc.	28	1,712
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	64	9,577
Bio-Rad Laboratories, Inc., Class A *	5	1,957
Bio-Techne Corp.	34	2,812
Charles River Laboratories International, Inc. *	11	2,396
Danaher Corp.	141	37,591
Illumina, Inc. *	34	6,875
IQVIA Holdings, Inc. *	40	8,227
Mettler-Toledo International, Inc. *	5	6,966
PerkinElmer, Inc.	27	3,826
Thermo Fisher Scientific, Inc.	85	46,688
Waters Corp. *	13	4,399
West Pharmaceutical Services, Inc.	16	3,767
		135,081
Machinery — 1.9%
Caterpillar, Inc.	113	26,950
Cummins, Inc.	30	7,386
Deere & Co.	59	25,456
Dover Corp.	30	4,108
Fortive Corp.	76	4,914
IDEX Corp.	16	3,723
Illinois Tool Works, Inc.	60	13,312
Ingersoll Rand, Inc.	88	4,574
Nordson Corp.	12	2,764
Otis Worldwide Corp.	90	7,052
PACCAR, Inc.	75	7,440
Parker-Hannifin Corp.	28	8,077
Pentair plc	36	1,600
Snap-on, Inc.	12	2,625
Stanley Black & Decker, Inc.	32	2,402
Westinghouse Air Brake Technologies Corp.	39	3,924
Xylem, Inc.	39	4,308
		130,615
Media — 0.8%
Charter Communications, Inc., Class A *	23	7,874
Comcast Corp., Class A	933	32,611
DISH Network Corp., Class A * (a)	54	763
Fox Corp., Class A	65	1,986
Fox Corp., Class B	30	857
Interpublic Group of Cos., Inc. (The)	84	2,798
News Corp., Class A	83	1,504
News Corp., Class B	26	470
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued
Omnicom Group, Inc.	44	3,595
Paramount Global, Class B (a)	109	1,843
		54,301
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	309	11,741
Newmont Corp.	172	8,099
Nucor Corp.	55	7,310
Steel Dynamics, Inc.	36	3,522
		30,672
Multiline Retail — 0.5%
Dollar General Corp.	49	12,007
Dollar Tree, Inc. * (a)	46	6,436
Target Corp.	99	14,829
		33,272
Multi-Utilities — 0.9%
Ameren Corp.	56	4,969
CenterPoint Energy, Inc.	136	4,081
CMS Energy Corp.	63	3,974
Consolidated Edison, Inc.	76	7,311
Dominion Energy, Inc.	180	11,046
DTE Energy Co.	42	4,922
NiSource, Inc.	88	2,407
Public Service Enterprise Group, Inc.	108	6,609
Sempra Energy	68	10,501
WEC Energy Group, Inc.	68	6,393
		62,213
Oil, Gas & Consumable Fuels — 4.8%
APA Corp.	70	3,244
Chevron Corp.	385	69,024
ConocoPhillips	270	31,785
Coterra Energy, Inc.	171	4,188
Devon Energy Corp.	141	8,692
Diamondback Energy, Inc.	38	5,204
EOG Resources, Inc.	127	16,446
EQT Corp.	79	2,684
Exxon Mobil Corp.	890	98,195
Hess Corp.	60	8,507
Kinder Morgan, Inc.	428	7,731
Marathon Oil Corp.	137	3,716
Marathon Petroleum Corp.	101	11,791
Occidental Petroleum Corp.	157	9,901
ONEOK, Inc.	97	6,348
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Phillips 66	102	10,634
Pioneer Natural Resources Co.	51	11,730
Targa Resources Corp.	49	3,597
Valero Energy Corp.	83	10,572
Williams Cos., Inc. (The)	263	8,662
		332,651
Personal Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	50	12,404
Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	460	33,069
Catalent, Inc. *	39	1,751
Eli Lilly & Co.	171	62,369
Johnson & Johnson	565	99,838
Merck & Co., Inc.	548	60,809
Organon & Co.	55	1,536
Pfizer, Inc.	1,213	62,176
Viatris, Inc.	262	2,917
Zoetis, Inc.	101	14,765
		339,230
Professional Services — 0.4%
CoStar Group, Inc. *	88	6,794
Equifax, Inc.	26	5,144
Jacobs Solutions, Inc.	28	3,312
Leidos Holdings, Inc.	30	3,108
Robert Half International, Inc.	23	1,732
Verisk Analytics, Inc.	34	5,964
		26,054
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	68	5,256
Road & Rail — 0.9%
CSX Corp.	454	14,080
JB Hunt Transport Services, Inc.	18	3,122
Norfolk Southern Corp.	50	12,332
Old Dominion Freight Line, Inc.	20	5,557
Union Pacific Corp.	133	27,520
		62,611
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc. *	349	22,575
Analog Devices, Inc.	111	18,238
Applied Materials, Inc.	186	18,110
Broadcom, Inc.	88	48,952
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Enphase Energy, Inc. * (a)	29	7,785
First Solar, Inc. *	21	3,210
Intel Corp.	892	23,579
KLA Corp.	31	11,550
Lam Research Corp.	30	12,391
Microchip Technology, Inc.	119	8,352
Micron Technology, Inc.	235	11,746
Monolithic Power Systems, Inc. (a)	10	3,409
NVIDIA Corp.	538	78,662
NXP Semiconductors NV (China)	56	8,852
ON Semiconductor Corp. *	93	5,830
Qorvo, Inc. *	22	1,987
QUALCOMM, Inc.	242	26,641
Skyworks Solutions, Inc.	35	3,161
SolarEdge Technologies, Inc. *	12	3,423
Teradyne, Inc.	34	2,941
Texas Instruments, Inc.	196	32,415
		353,809
Software — 8.3%
Adobe, Inc. *	101	33,820
ANSYS, Inc. *	19	4,549
Autodesk, Inc. *	47	8,720
Cadence Design Systems, Inc. *	59	9,526
Ceridian HCM Holding, Inc. *	33	2,130
Fortinet, Inc. *	140	6,853
Gen Digital, Inc.	125	2,686
Intuit, Inc.	61	23,716
Microsoft Corp.	1,611	386,453
Oracle Corp.	332	27,155
Paycom Software, Inc. *	11	3,261
PTC, Inc. * (a)	23	2,743
Roper Technologies, Inc.	23	9,906
Salesforce, Inc. *	216	28,662
ServiceNow, Inc. *	44	16,954
Synopsys, Inc. *	33	10,554
Tyler Technologies, Inc. *	9	2,902
		580,590
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	13	1,911
AutoZone, Inc. *	4	10,119
Bath & Body Works, Inc.	50	2,080
Best Buy Co., Inc.	43	3,474
CarMax, Inc. * (a)	34	2,080
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Home Depot, Inc. (The)	221	69,899
Lowe's Cos., Inc.	134	26,734
O'Reilly Automotive, Inc. *	14	11,417
Ross Stores, Inc.	75	8,708
TJX Cos., Inc. (The)	251	19,978
Tractor Supply Co.	24	5,372
Ulta Beauty, Inc. *	11	5,194
		166,966
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	3,233	420,002
Hewlett Packard Enterprise Co.	278	4,439
HP, Inc.	191	5,142
NetApp, Inc.	47	2,822
Seagate Technology Holdings plc	41	2,184
Western Digital Corp. *	69	2,166
		436,755
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	272	31,863
Ralph Lauren Corp. (a)	9	939
Tapestry, Inc.	52	1,983
VF Corp.	72	1,971
		36,756
Tobacco — 0.7%
Altria Group, Inc.	388	17,709
Philip Morris International, Inc.	335	33,916
		51,625
Trading Companies & Distributors — 0.2%
Fastenal Co.	124	5,859
United Rentals, Inc. *	15	5,325
WW Grainger, Inc.	10	5,407
		16,591
Water Utilities — 0.1%
American Water Works Co., Inc.	39	5,991
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	129	18,073
Total Common Stocks (Cost $3,746,008)		6,946,153
INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ *(Cost $10)	10	10
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 0.5%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (c) (d) (Cost $37,995)	37,995	37,995
Investment of Cash Collateral from Securities Loaned — 2.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (c) (d)	109,910	109,943
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (c) (d)	29,511	29,511
Total Investment of Cash Collateral from Securities Loaned (Cost $139,435)		139,454
Total Short-Term Investments (Cost $177,430)		177,449
Total Investments — 101.9% (Cost $3,923,448)		7,123,612
Liabilities in Excess of Other Assets — (1.9)%		(134,990)
NET ASSETS — 100.0%		6,988,622

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $135,746.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Equity Funds	57

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	303	03/17/2023	USD	58,502	(781)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Equity Funds	December 31, 2022

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 83.1%
Aerospace & Defense — 1.7%
General Dynamics Corp.	164	40,666
Raytheon Technologies Corp.	241	24,313
Textron, Inc.	206	14,590
		79,569
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	346	60,161
Banks — 1.3%
US Bancorp	1,381	60,243
Beverages — 3.7%
Coca-Cola Co. (The)	1,122	71,373
Constellation Brands, Inc., Class A	100	23,155
Keurig Dr Pepper, Inc.	351	12,519
PepsiCo, Inc.	385	69,456
		176,503
Biotechnology — 3.5%
AbbVie, Inc.	487	78,628
Regeneron Pharmaceuticals, Inc. *	66	47,807
Vertex Pharmaceuticals, Inc. *	132	38,228
		164,663
Building Products — 1.2%
Trane Technologies plc	350	58,769
Capital Markets — 2.6%
CME Group, Inc.	291	48,904
Intercontinental Exchange, Inc.	376	38,629
S&P Global, Inc.	103	34,430
		121,963
Chemicals — 3.0%
Air Products and Chemicals, Inc.	162	50,055
Ecolab, Inc.	59	8,594
Linde plc (United Kingdom)	193	62,952
PPG Industries, Inc.	172	21,572
		143,173
Consumer Finance — 0.8%
American Express Co.	248	36,634
Containers & Packaging — 0.3%
Avery Dennison Corp.	89	16,114
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B *	155	47,973
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	676	26,631
Electric Utilities — 2.9%
Alliant Energy Corp.	371	20,476
Duke Energy Corp.	60	6,170
Evergy, Inc.	178	11,228
NextEra Energy, Inc.	741	61,911
Xcel Energy, Inc.	569	39,890
		139,675
Electrical Equipment — 1.1%
Eaton Corp. plc	339	53,205
Electronic Equipment, Instruments & Components — 0.7%
Keysight Technologies, Inc. *	190	32,575
Entertainment — 0.1%
Electronic Arts, Inc.	44	5,399
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	80	8,981
Mid-America Apartment Communities, Inc.	55	8,639
Prologis, Inc.	277	31,274
Public Storage	84	23,620
SBA Communications Corp.	97	27,259
Sun Communities, Inc.	142	20,232
UDR, Inc.	102	3,930
		123,935
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	47	21,743
Walmart, Inc.	195	27,617
		49,360
Food Products — 2.3%
Archer-Daniels-Midland Co.	97	9,019
Hershey Co. (The)	304	70,402
Mondelez International, Inc., Class A	473	31,495
		110,916
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	308	14,270
Health Care Providers & Services — 2.4%
Centene Corp. *	159	13,057
Elevance Health, Inc.	54	27,930
UnitedHealth Group, Inc.	137	72,463
		113,450
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	59

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 2.0%
Chipotle Mexican Grill, Inc. *	6	7,691
Domino's Pizza, Inc.	36	12,549
McDonald's Corp.	142	37,500
Yum! Brands, Inc.	283	36,278
		94,018
Household Products — 3.7%
Colgate-Palmolive Co.	778	61,305
Kimberly-Clark Corp.	381	51,745
Procter & Gamble Co. (The)	428	64,807
		177,857
Industrial Conglomerates — 1.4%
Honeywell International, Inc.	322	69,043
Insurance — 4.6%
Aon plc, Class A	146	43,727
Arthur J Gallagher & Co.	166	31,231
Progressive Corp. (The)	579	75,169
Travelers Cos., Inc. (The)	362	67,861
		217,988
Interactive Media & Services — 1.0%
Alphabet, Inc., Class A *	547	48,296
Internet & Direct Marketing Retail — 0.6%
Amazon.com, Inc. *	336	28,236
IT Services — 6.3%
Accenture plc, Class A	231	61,623
Automatic Data Processing, Inc.	175	41,778
FleetCor Technologies, Inc. *	86	15,702
Jack Henry & Associates, Inc.	295	51,839
Mastercard, Inc., Class A	192	66,862
Visa, Inc., Class A (a)	301	62,442
		300,246
Life Sciences Tools & Services — 1.1%
Thermo Fisher Scientific, Inc.	100	54,844
Machinery — 1.7%
Deere & Co.	60	25,488
Dover Corp.	284	38,517
Otis Worldwide Corp.	204	15,978
		79,983
INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.6%
Charter Communications, Inc., Class A *	47	15,728
Comcast Corp., Class A	1,751	61,237
		76,965
Multi-Utilities — 4.9%
Ameren Corp.	364	32,375
CMS Energy Corp.	364	23,057
Consolidated Edison, Inc.	160	15,223
Dominion Energy, Inc.	243	14,921
DTE Energy Co.	230	27,020
Public Service Enterprise Group, Inc.	775	47,498
Sempra Energy	214	33,112
WEC Energy Group, Inc.	432	40,471
		233,677
Oil, Gas & Consumable Fuels — 2.8%
Chevron Corp.	220	39,550
ConocoPhillips	106	12,525
EOG Resources, Inc.	47	6,008
Exxon Mobil Corp.	673	74,228
		132,311
Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	953	68,599
Eli Lilly & Co.	186	68,214
Johnson & Johnson	238	41,995
Merck & Co., Inc.	512	56,782
		235,590
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	96	10,012
Leidos Holdings, Inc.	66	7,006
		17,018
Road & Rail — 3.6%
CSX Corp.	317	9,817
Norfolk Southern Corp.	227	56,070
Old Dominion Freight Line, Inc.	166	47,001
Union Pacific Corp.	291	60,240
		173,128
Semiconductors & Semiconductor Equipment — 1.7%
Analog Devices, Inc.	138	22,513
Texas Instruments, Inc.	363	60,009
		82,522
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 2.0%
Adobe, Inc. *	34	11,283
Intuit, Inc.	67	26,263
Microsoft Corp.	242	57,951
		95,497
Specialty Retail — 2.8%
AutoZone, Inc. *	14	35,525
Lowe's Cos., Inc.	294	58,556
O'Reilly Automotive, Inc. *	46	38,558
		132,639
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.	51	6,558
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	94	10,998
Tobacco — 0.9%
Altria Group, Inc.	412	18,802
Philip Morris International, Inc.	244	24,725
		43,527
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	131	18,326
Total Common Stocks (Cost $3,797,686)		3,964,448
	PRINCIPAL AMOUNT ($000)
Equity-Linked Notes — 15.2%
Barclays Bank plc, ELN, 63.40%, 1/23/2023, (linked to S&P 500 Index) (United Kingdom) (b)	12	47,941
BNP Paribas, ELN, 60.40%, 1/10/2023, (linked to S&P 500 Index) (b)	14	52,719
BNP Paribas, ELN, 66.70%, 1/20/2023, (linked to S&P 500 Index) (b)	13	51,534
BNP Paribas, ELN, 67.10%, 1/24/2023, (linked to S&P 500 Index) (b)	12	48,834
BNP Paribas, ELN, 70.90%, 1/31/2023, (linked to S&P 500 Index) (b)	13	48,972
BofA Finance LLC, ELN, 64.70%, 1/9/2023, (linked to S&P 500 Index) (c)	12	47,856
BofA Finance LLC, ELN, 67.30%, 1/27/2023, (linked to S&P 500 Index) (c)	12	46,588
BofA Finance LLC, ELN, 71.70%, 2/7/2023, (linked to S&P 500 Index) (c)	12	47,699
Canadian Imperial Bank of Commerce, ELN, 64.11%, 1/6/2023, (linked to S&P 500 Index) (Canada) (c)	11	44,158
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canadian Imperial Bank of Commerce, ELN, 72.23%, 2/6/2023, (linked to S&P 500 Index) (Canada) (c)	13	47,985
Morgan Stanley BV, ELN, 68.54%, 1/18/2023, (linked to S&P 500 Index) (c)	12	48,071
Royal Bank of Canada, ELN, 66.10%, 1/30/2023, (linked to S&P 500 Index) (Canada) (c)	12	48,994
Royal Bank of Canada, ELN, 68.71%, 1/13/2023, (linked to S&P 500 Index) (Canada) (c)	12	46,936
Royal Bank of Canada, ELN, 69.53%, 2/3/2023, (linked to S&P 500 Index) (Canada) (c)	13	50,921
UBS AG, ELN, 67.99%, 1/17/2023, (linked to S&P 500 Index) (Switzerland) (c)	12	47,323
Total Equity-Linked Notes (Cost $726,977)		726,531
	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 1.7%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (d) (e) (Cost $80,652)	80,627	80,668
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (d) (e)	12,996	13,000
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (d) (e)	30,351	30,351
Total Investment of Cash Collateral from Securities Loaned (Cost $43,351)		43,351
Total Short-Term Investments (Cost $124,003)		124,019
Total Investments — 100.9% (Cost $4,648,666)		4,814,998
Liabilities in Excess of Other Assets — (0.9)%		(41,976)
NET ASSETS — 100.0%		4,773,022

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	61

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Abbreviations
ELN	Equity-Linked Note

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $42,424.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
S&P 500 E-Mini Index	(393)	03/17/2023	USD	(75,878)	1,143

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	73	18,236
Howmet Aerospace, Inc.	202	7,981
Raytheon Technologies Corp.	1,448	146,105
Textron, Inc.	767	54,282
		226,604
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B (a)	803	139,606
Airlines — 0.1%
Southwest Airlines Co. *	329	11,078
Auto Components — 0.2%
Magna International, Inc. (Canada)	392	22,008
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	140	2,583
Tesla, Inc. * (a)	1,199	147,699
		150,282
Banks — 3.9%
Bank of America Corp. (a)	3,642	120,628
Citigroup, Inc.	861	38,951
Fifth Third Bancorp	1,479	48,509
SVB Financial Group *	43	10,002
Truist Financial Corp.	1,903	81,877
US Bancorp (a)	2,741	119,524
Wells Fargo & Co. (a)	3,761	155,292
		574,783
Beverages — 2.1%
Coca-Cola Co. (The) (a)	2,886	183,583
Constellation Brands, Inc., Class A	273	63,209
PepsiCo, Inc. (a)	367	66,393
		313,185
Biotechnology — 3.2%
AbbVie, Inc. (a)	1,327	214,401
Biogen, Inc. * (a)	179	49,526
BioMarin Pharmaceutical, Inc. *	140	14,468
Neurocrine Biosciences, Inc. *	130	15,467
Regeneron Pharmaceuticals, Inc. *	126	91,191
Sarepta Therapeutics, Inc. *	107	13,878
Vertex Pharmaceuticals, Inc. *	264	76,321
		475,252
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	704	32,881
Trane Technologies plc	575	96,608
		129,489
Capital Markets — 2.6%
Ameriprise Financial, Inc.	124	38,641
CME Group, Inc.	370	62,135
Intercontinental Exchange, Inc.	679	69,641
Morgan Stanley	759	64,508
Raymond James Financial, Inc.	352	37,622
S&P Global, Inc.	215	72,148
State Street Corp.	385	29,880
		374,575
Chemicals — 2.0%
Air Products and Chemicals, Inc.	96	29,534
Celanese Corp.	99	10,164
DuPont de Nemours, Inc.	396	27,146
Eastman Chemical Co.	524	42,699
Linde plc (United Kingdom)	373	121,708
PPG Industries, Inc.	468	58,881
		290,132
Commercial Services & Supplies — 0.1%
Cintas Corp. (a)	45	20,508
Communications Equipment — 0.2%
Motorola Solutions, Inc.	134	34,488
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	67	22,509
Consumer Finance — 1.0%
American Express Co. (a)	884	130,586
Capital One Financial Corp.	127	11,798
		142,384
Containers & Packaging — 0.1%
Avery Dennison Corp.	107	19,349
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	733	226,343
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	93	3,681
Electric Utilities — 1.7%
FirstEnergy Corp.	516	21,612
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc. (a)	2,038	170,389
PG&E Corp. *	3,462	56,293
		248,294
Electrical Equipment — 0.6%
Eaton Corp. plc	568	89,074
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	394	12,604
TE Connectivity Ltd. (Switzerland)	149	17,082
		29,686
Energy Equipment & Services — 0.2%
Baker Hughes Co.	799	23,600
Entertainment — 0.7%
Netflix, Inc. * (a)	270	79,643
Walt Disney Co. (The) *	260	22,605
		102,248
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	119	13,374
Equinix, Inc.	67	43,638
Equity LifeStyle Properties, Inc.	412	26,592
Host Hotels & Resorts, Inc.	388	6,231
Prologis, Inc.	915	103,137
SBA Communications Corp.	253	70,918
Sun Communities, Inc.	238	34,099
UDR, Inc.	866	33,533
Ventas, Inc.	1,129	50,863
		382,385
Food & Staples Retailing — 0.7%
Costco Wholesale Corp. (a)	239	109,118
Food Products — 0.5%
Hershey Co. (The)	81	18,711
Mondelez International, Inc., Class A (a)	708	47,224
		65,935
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	711	78,026
Baxter International, Inc.	971	49,502
Boston Scientific Corp. * (a)	1,525	70,531
Dexcom, Inc. *	175	19,843
Intuitive Surgical, Inc. *	331	87,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc (a)	718	55,811
Zimmer Biomet Holdings, Inc.	161	20,527
		382,109
Health Care Providers & Services — 3.7%
Centene Corp. * (a)	806	66,121
CVS Health Corp.	104	9,673
Elevance Health, Inc.	188	96,425
Humana, Inc.	68	34,932
McKesson Corp.	110	41,113
UnitedHealth Group, Inc. (a)	546	289,367
		537,631
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. * (a)	43	86,792
Chipotle Mexican Grill, Inc. *	46	64,354
Domino's Pizza, Inc.	45	15,737
Expedia Group, Inc. *	361	31,642
Marriott International, Inc., Class A	297	44,161
McDonald's Corp. (a)	319	83,961
Royal Caribbean Cruises Ltd. *	95	4,688
Yum! Brands, Inc.	201	25,770
		357,105
Household Durables — 0.4%
Lennar Corp., Class A	505	45,713
Toll Brothers, Inc.	343	17,103
		62,816
Household Products — 1.9%
Colgate-Palmolive Co.	1,129	88,977
Kimberly-Clark Corp.	390	52,941
Procter & Gamble Co. (The) (a)	943	142,886
		284,804
Industrial Conglomerates — 1.2%
Honeywell International, Inc. (a)	803	172,061
Insurance — 2.1%
Aon plc, Class A	110	32,976
Globe Life, Inc.	186	22,434
Progressive Corp. (The) (a)	980	127,155
Prudential Financial, Inc.	169	16,838
Travelers Cos., Inc. (The)	549	102,896
		302,299
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A * (a)	3,278	289,204
Alphabet, Inc., Class C * (a)	2,389	211,967
Meta Platforms, Inc., Class A * (a)	1,221	146,918
ZoomInfo Technologies, Inc., Class A *	362	10,924
		659,013
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	4,383	368,165
IT Services — 4.3%
Accenture plc, Class A	485	129,425
Affirm Holdings, Inc. *	511	4,941
Block, Inc., Class A *	123	7,742
FleetCor Technologies, Inc. *	273	50,169
Mastercard, Inc., Class A (a)	702	244,137
Visa, Inc., Class A (a)	921	191,327
		627,741
Life Sciences Tools & Services — 1.8%
Danaher Corp.	332	88,109
Thermo Fisher Scientific, Inc. (a)	318	175,040
		263,149
Machinery — 2.0%
Deere & Co. (a)	286	122,774
Dover Corp.	240	32,539
Ingersoll Rand, Inc.	178	9,311
Otis Worldwide Corp.	701	54,887
Parker-Hannifin Corp.	265	76,948
		296,459
Media — 1.2%
Charter Communications, Inc., Class A * (a)	197	66,729
Comcast Corp., Class A (a)	3,202	111,983
		178,712
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	538	20,431
Nucor Corp.	166	21,893
		42,324
Multiline Retail — 0.1%
Target Corp.	135	20,106
Multi-Utilities — 1.4%
Ameren Corp.	448	39,854
CenterPoint Energy, Inc.	1,496	44,856
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	843	51,666
Sempra Energy	482	74,384
		210,760
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp. (a)	361	64,792
ConocoPhillips (a)	1,320	155,780
Coterra Energy, Inc.	1,034	25,401
Diamondback Energy, Inc.	651	88,989
EOG Resources, Inc. (a)	712	92,213
Exxon Mobil Corp. (a)	2,542	280,406
Phillips 66	224	23,322
		730,903
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co. (a)	2,075	149,265
Eli Lilly & Co. (a)	461	168,572
Johnson & Johnson (a)	808	142,742
Merck & Co., Inc.	999	110,831
Pfizer, Inc.	1,000	51,262
		622,672
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	134	13,965
Leidos Holdings, Inc.	391	41,119
		55,084
Road & Rail — 1.2%
CSX Corp.	934	28,932
Norfolk Southern Corp. (a)	314	77,298
Uber Technologies, Inc. *	476	11,769
Union Pacific Corp.	264	54,774
		172,773
Semiconductors & Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc. * (a)	1,276	82,656
Analog Devices, Inc. (a)	714	117,033
Broadcom, Inc.	48	26,670
Lam Research Corp. (a)	259	108,909
Microchip Technology, Inc.	573	40,275
Micron Technology, Inc.	258	12,905
NVIDIA Corp. (a)	950	138,858
NXP Semiconductors NV (China)	679	107,216
QUALCOMM, Inc.	174	19,116
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	231	20,204
Texas Instruments, Inc. (a)	938	155,009
		828,851
Software — 8.3%
Adobe, Inc. *	326	109,629
Cadence Design Systems, Inc. *	118	19,036
DocuSign, Inc. *	298	16,526
Fortinet, Inc. *	309	15,138
Intuit, Inc. (a)	231	89,777
Microsoft Corp. (a)	3,708	889,172
Oracle Corp.	496	40,527
Salesforce, Inc. * (a)	69	9,127
Workday, Inc., Class A *	195	32,584
		1,221,516
Specialty Retail — 3.7%
AutoNation, Inc. *	195	20,934
AutoZone, Inc. * (a)	30	73,006
Best Buy Co., Inc. (a)	660	52,911
Burlington Stores, Inc. *	136	27,575
Home Depot, Inc. (The) (a)	283	89,341
Lowe's Cos., Inc. (a)	763	152,023
O'Reilly Automotive, Inc. *	76	64,386
TJX Cos., Inc. (The)	593	47,227
Ulta Beauty, Inc. *	24	11,352
		538,755
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc. (a)	6,750	877,100
Seagate Technology Holdings plc	856	45,019
		922,119
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	724	84,717
Tobacco — 0.8%
Altria Group, Inc. (a)	1,065	48,677
Philip Morris International, Inc.	683	69,179
		117,856
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	509	71,247
Total Common Stocks (Cost $11,016,037)		14,358,343
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 2.3%
Put Options Purchased — 2.3%
Index Funds — 2.3%
S&P 500 Index
3/31/2023 at USD 3,630.00, European Style
Notional Amount: USD 14,692,231
Counterparty: Exchange traded * (Cost $334,100)	38,266	335,593
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (b) (c) (Cost $339,876)	339,876	339,876
Total Investments — 102.4% (Cost $11,690,013)		15,033,812
Liabilities in Excess of Other Assets — (2.4)%		(346,821)
NET ASSETS — 100.0%		14,686,991

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,752	03/17/2023	USD	338,267	(4,367)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	38,266	USD 14,692,231	USD 4,065.00	3/31/2023	(291,204)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	38,266	USD 14,692,231	USD 3,060.00	3/31/2023	(48,024)
Total Written Options Contracts (Premiums Received $344,700)						(339,228)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.6%
General Dynamics Corp.	21	5,204
Howmet Aerospace, Inc.	60	2,365
Raytheon Technologies Corp.	413	41,718
Textron, Inc.	219	15,489
		64,776
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	229	39,877
Airlines — 0.1%
Southwest Airlines Co. *	92	3,085
Auto Components — 0.2%
Magna International, Inc. (Canada)	112	6,289
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	38	691
Tesla, Inc. *	342	42,160
		42,851
Banks — 4.0%
Bank of America Corp.	1,037	34,350
Citigroup, Inc.	246	11,117
Fifth Third Bancorp	422	13,851
SVB Financial Group *	12	2,886
Truist Financial Corp.	554	23,832
US Bancorp	783	34,139
Wells Fargo & Co.	1,074	44,343
		164,518
Beverages — 2.2%
Coca-Cola Co. (The)	824	52,439
Constellation Brands, Inc., Class A	78	17,994
PepsiCo, Inc.	105	18,939
		89,372
Biotechnology — 3.3%
AbbVie, Inc. (a)	379	61,233
Biogen, Inc. *	51	14,112
BioMarin Pharmaceutical, Inc. *	40	4,177
Neurocrine Biosciences, Inc. *	37	4,445
Regeneron Pharmaceuticals, Inc. *	36	26,093
Sarepta Therapeutics, Inc. *	31	3,966
Vertex Pharmaceuticals, Inc. *	76	21,816
		135,842
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	201	9,391
Trane Technologies plc	164	27,597
		36,988
Capital Markets — 2.6%
Ameriprise Financial, Inc.	36	11,028
CME Group, Inc.	108	18,108
Intercontinental Exchange, Inc.	193	19,835
Morgan Stanley	212	18,054
Raymond James Financial, Inc.	100	10,664
S&P Global, Inc.	61	20,566
State Street Corp.	110	8,528
		106,783
Chemicals — 2.0%
Air Products and Chemicals, Inc.	27	8,408
Celanese Corp.	28	2,900
DuPont de Nemours, Inc.	113	7,744
Eastman Chemical Co.	150	12,201
Linde plc (United Kingdom)	107	34,781
PPG Industries, Inc.	134	16,815
		82,849
Commercial Services & Supplies — 0.1%
Cintas Corp.	13	5,835
Communications Equipment — 0.2%
Motorola Solutions, Inc.	38	9,853
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	19	6,445
Consumer Finance — 1.0%
American Express Co. (a)	252	37,274
Capital One Financial Corp.	36	3,352
		40,626
Containers & Packaging — 0.1%
Avery Dennison Corp.	31	5,531
Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc., Class B * (a)	209	64,637
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	27	1,052
Electric Utilities — 1.7%
FirstEnergy Corp.	147	6,173
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	589	49,201
PG&E Corp. *	998	16,232
		71,606
Electrical Equipment — 0.6%
Eaton Corp. plc	162	25,434
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	113	3,600
TE Connectivity Ltd. (Switzerland)	42	4,877
		8,477
Energy Equipment & Services — 0.2%
Baker Hughes Co.	228	6,738
Entertainment — 0.7%
Netflix, Inc. *	77	22,803
Walt Disney Co. (The) *	74	6,439
		29,242
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	34	3,826
Equinix, Inc.	19	12,528
Equity LifeStyle Properties, Inc.	118	7,587
Host Hotels & Resorts, Inc.	111	1,782
Prologis, Inc.	261	29,444
SBA Communications Corp.	72	20,256
Sun Communities, Inc.	68	9,723
UDR, Inc.	247	9,580
Ventas, Inc.	323	14,525
		109,251
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	68	31,163
Food Products — 0.5%
Hershey Co. (The)	23	5,318
Mondelez International, Inc., Class A	202	13,491
		18,809
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	203	22,300
Baxter International, Inc.	277	14,134
Boston Scientific Corp. *	435	20,135
Dexcom, Inc. *	50	5,661
Intuitive Surgical, Inc. *	95	25,102
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	205	15,916
Zimmer Biomet Holdings, Inc.	43	5,514
		108,762
Health Care Providers & Services — 3.7%
Centene Corp. *	231	18,900
CVS Health Corp.	30	2,763
Elevance Health, Inc.	54	27,491
Humana, Inc.	19	9,929
McKesson Corp.	31	11,786
UnitedHealth Group, Inc. (a)	156	82,701
		153,570
Hotels, Restaurants & Leisure — 2.5%
Booking Holdings, Inc. *	12	24,794
Chipotle Mexican Grill, Inc. *	13	18,429
Domino's Pizza, Inc.	13	4,529
Expedia Group, Inc. *	103	9,008
Marriott International, Inc., Class A	85	12,615
McDonald's Corp.	91	23,965
Royal Caribbean Cruises Ltd. *	27	1,344
Yum! Brands, Inc.	58	7,363
		102,047
Household Durables — 0.4%
Lennar Corp., Class A	144	13,055
Toll Brothers, Inc.	98	4,883
		17,938
Household Products — 2.0%
Colgate-Palmolive Co.	322	25,391
Kimberly-Clark Corp.	112	15,122
Procter & Gamble Co. (The)	269	40,822
		81,335
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	229	49,128
Insurance — 2.1%
Aon plc, Class A	30	9,205
Globe Life, Inc.	53	6,353
Progressive Corp. (The)	280	36,317
Prudential Financial, Inc.	48	4,793
Travelers Cos., Inc. (The)	157	29,388
		86,056
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A *	936	82,614
Alphabet, Inc., Class C *	683	60,587
Meta Platforms, Inc., Class A * (a)	349	41,963
ZoomInfo Technologies, Inc., Class A *	104	3,121
		188,285
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	1,255	105,380
IT Services — 4.3%
Accenture plc, Class A	138	36,935
Affirm Holdings, Inc. *	146	1,409
Block, Inc., Class A *	35	2,210
FleetCor Technologies, Inc. *	78	14,341
Mastercard, Inc., Class A (a)	201	69,732
Visa, Inc., Class A (a)	263	54,591
		179,218
Life Sciences Tools & Services — 1.8%
Danaher Corp.	95	25,165
Thermo Fisher Scientific, Inc.	90	49,903
		75,068
Machinery — 2.0%
Deere & Co.	82	35,013
Dover Corp.	68	9,275
Ingersoll Rand, Inc.	51	2,655
Otis Worldwide Corp.	198	15,515
Parker-Hannifin Corp.	75	21,931
		84,389
Media — 1.2%
Charter Communications, Inc., Class A *	56	19,065
Comcast Corp., Class A	915	31,976
		51,041
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	154	5,839
Nucor Corp.	47	6,257
		12,096
Multiline Retail — 0.1%
Target Corp.	39	5,747
Multi-Utilities — 1.5%
Ameren Corp.	128	11,390
CenterPoint Energy, Inc.	428	12,834
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	242	14,845
Sempra Energy	138	21,218
		60,287
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.	103	18,414
ConocoPhillips	377	44,487
Coterra Energy, Inc.	295	7,253
Diamondback Energy, Inc.	186	25,410
EOG Resources, Inc.	203	26,340
Exxon Mobil Corp. (a)	722	79,677
Phillips 66	62	6,437
		208,018
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	593	42,636
Eli Lilly & Co.	131	48,129
Johnson & Johnson	231	40,742
Merck & Co., Inc.	285	31,666
Pfizer, Inc.	286	14,640
		177,813
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	38	3,996
Leidos Holdings, Inc.	112	11,748
		15,744
Road & Rail — 1.2%
CSX Corp.	267	8,261
Norfolk Southern Corp.	90	22,072
Uber Technologies, Inc. *	134	3,320
Union Pacific Corp.	75	15,624
		49,277
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	364	23,601
Analog Devices, Inc.	204	33,415
Broadcom, Inc.	14	7,614
Lam Research Corp.	74	31,170
Microchip Technology, Inc.	164	11,488
Micron Technology, Inc.	74	3,691
NVIDIA Corp.	271	39,625
NXP Semiconductors NV (China)	193	30,582
QUALCOMM, Inc.	50	5,485
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	66	5,768
Texas Instruments, Inc.	268	44,264
		236,703
Software — 8.4%
Adobe, Inc. *	92	31,169
Cadence Design Systems, Inc. *	34	5,432
DocuSign, Inc. *	86	4,764
Fortinet, Inc. *	88	4,310
Intuit, Inc.	66	25,716
Microsoft Corp. (a)	1,059	253,879
Oracle Corp.	142	11,579
Salesforce, Inc. *	20	2,608
Workday, Inc., Class A *	55	9,277
		348,734
Specialty Retail — 3.7%
AutoNation, Inc. *	56	5,964
AutoZone, Inc. *	8	20,967
Best Buy Co., Inc.	188	15,113
Burlington Stores, Inc. *	39	7,854
Home Depot, Inc. (The)	80	25,380
Lowe's Cos., Inc.	218	43,419
O'Reilly Automotive, Inc. *	22	18,465
TJX Cos., Inc. (The)	170	13,495
Ulta Beauty, Inc. *	7	3,230
		153,887
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc. (a)	1,928	250,480
Seagate Technology Holdings plc	244	12,840
		263,320
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	207	24,185
Tobacco — 0.8%
Altria Group, Inc.	304	13,897
Philip Morris International, Inc.	195	19,751
		33,648
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	145	20,324
Total Common Stocks (Cost $4,266,423)		4,099,929
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.8%
Put Options Purchased — 0.8%
Index Funds — 0.8%
S&P 500 Index
1/31/2023 at USD 3,660.00, European Style
Notional Amount: USD 4,158,562
Counterparty: Exchange traded * (Cost $108,320)	10,831	33,630
	SHARES (000)
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $52,983)	52,983	52,983
Total Investments — 101.0% (Cost $4,427,726)		4,186,542
Liabilities in Excess of Other Assets — (1.0)%		(40,463)
NET ASSETS — 100.0%		4,146,079

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	298	03/17/2023	USD	57,536	(615)

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	10,831	USD 4,158,562	USD 4,145.00	1/31/2023	(6,336)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	10,831	USD 4,158,562	USD 3,090.00	1/31/2023	(1,765)
Total Written Options Contracts (Premiums Received $106,620)						(8,101)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.8%
Aerospace & Defense — 1.5%
General Dynamics Corp.	14	3,376
Howmet Aerospace, Inc.	38	1,478
Raytheon Technologies Corp.	268	27,084
Textron, Inc.	142	10,057
		41,995
Air Freight & Logistics — 0.9%
United Parcel Service, Inc., Class B	149	25,887
Airlines — 0.1%
Southwest Airlines Co. *	61	2,050
Auto Components — 0.1%
Magna International, Inc. (Canada)	73	4,081
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	25	448
Tesla, Inc. *	222	27,382
		27,830
Banks — 3.8%
Bank of America Corp.	673	22,295
Citigroup, Inc.	159	7,203
Fifth Third Bancorp	274	8,992
SVB Financial Group *	8	1,864
Truist Financial Corp.	357	15,363
US Bancorp	508	22,156
Wells Fargo & Co.	697	28,771
		106,644
Beverages — 2.1%
Coca-Cola Co. (The) (a)	535	34,040
Constellation Brands, Inc., Class A	51	11,697
PepsiCo, Inc.	68	12,274
		58,011
Biotechnology — 3.2%
AbbVie, Inc.	245	39,680
Biogen, Inc. *	33	9,174
BioMarin Pharmaceutical, Inc. *	26	2,683
Neurocrine Biosciences, Inc. *	24	2,882
Regeneron Pharmaceuticals, Inc. *	24	16,978
Sarepta Therapeutics, Inc. *	20	2,573
Vertex Pharmaceuticals, Inc. *	49	14,185
		88,155
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	130	6,091
Trane Technologies plc	107	17,911
		24,002
Capital Markets — 2.5%
Ameriprise Financial, Inc.	23	7,165
CME Group, Inc.	69	11,631
Intercontinental Exchange, Inc.	126	12,903
Morgan Stanley	138	11,721
Raymond James Financial, Inc.	65	6,919
S&P Global, Inc.	40	13,360
State Street Corp.	70	5,453
		69,152
Chemicals — 2.0%
Air Products and Chemicals, Inc.	18	5,467
Celanese Corp.	18	1,882
DuPont de Nemours, Inc.	76	5,181
Eastman Chemical Co.	99	8,046
Linde plc (United Kingdom)	69	22,576
PPG Industries, Inc.	88	11,096
		54,248
Commercial Services & Supplies — 0.1%
Cintas Corp.	8	3,814
Communications Equipment — 0.2%
Motorola Solutions, Inc.	25	6,388
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	12	4,173
Consumer Finance — 0.9%
American Express Co.	164	24,176
Capital One Financial Corp.	23	2,176
		26,352
Containers & Packaging — 0.1%
Avery Dennison Corp.	20	3,596
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B * (a)	136	41,967
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	17	686
Electric Utilities — 1.7%
FirstEnergy Corp.	95	3,975
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	377	31,520
PG&E Corp. *	645	10,492
		45,987
Electrical Equipment — 0.6%
Eaton Corp. plc	107	16,764
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	73	2,336
TE Connectivity Ltd. (Switzerland)	28	3,165
		5,501
Energy Equipment & Services — 0.2%
Baker Hughes Co.	148	4,374
Entertainment — 0.7%
Netflix, Inc. *	50	14,800
Walt Disney Co. (The) *	48	4,181
		18,981
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	22	2,482
Equinix, Inc.	13	8,105
Equity LifeStyle Properties, Inc.	76	4,926
Host Hotels & Resorts, Inc.	72	1,158
Prologis, Inc.	170	19,116
SBA Communications Corp.	47	13,149
Sun Communities, Inc.	44	6,315
UDR, Inc.	159	6,165
Ventas, Inc.	209	9,426
		70,842
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	44	20,228
Food Products — 0.4%
Hershey Co. (The)	15	3,466
Mondelez International, Inc., Class A	131	8,751
		12,217
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	131	14,406
Baxter International, Inc.	180	9,169
Boston Scientific Corp. *	282	13,070
Dexcom, Inc. *	33	3,692
Intuitive Surgical, Inc. *	61	16,295
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	130	10,126
Zimmer Biomet Holdings, Inc.	29	3,647
		70,405
Health Care Providers & Services — 3.6%
Centene Corp. *	149	12,253
CVS Health Corp.	19	1,794
Elevance Health, Inc.	35	17,673
Humana, Inc.	13	6,464
McKesson Corp.	20	7,658
UnitedHealth Group, Inc. (a)	101	53,703
		99,545
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. *	8	16,177
Chipotle Mexican Grill, Inc. *	9	11,963
Domino's Pizza, Inc.	8	2,922
Expedia Group, Inc. *	67	5,883
Marriott International, Inc., Class A	55	8,185
McDonald's Corp.	60	15,729
Royal Caribbean Cruises Ltd. *	18	873
Yum! Brands, Inc.	37	4,780
		66,512
Household Durables — 0.4%
Lennar Corp., Class A	94	8,480
Toll Brothers, Inc.	63	3,170
		11,650
Household Products — 1.9%
Colgate-Palmolive Co.	208	16,370
Kimberly-Clark Corp.	72	9,816
Procter & Gamble Co. (The)	175	26,491
		52,677
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	149	31,841
Insurance — 2.0%
Aon plc, Class A	20	5,992
Globe Life, Inc.	35	4,176
Progressive Corp. (The)	178	23,161
Prudential Financial, Inc.	31	3,114
Travelers Cos., Inc. (The)	103	19,267
		55,710
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.4%
Alphabet, Inc., Class A *	608	53,618
Alphabet, Inc., Class C *	444	39,366
Meta Platforms, Inc., Class A *	226	27,241
ZoomInfo Technologies, Inc., Class A *	67	2,025
		122,250
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. * (a)	813	68,266
IT Services — 4.2%
Accenture plc, Class A	90	23,975
Affirm Holdings, Inc. *	94	911
Block, Inc., Class A *	23	1,435
FleetCor Technologies, Inc. *	51	9,290
Mastercard, Inc., Class A (a)	130	45,257
Visa, Inc., Class A (a)	170	35,408
		116,276
Life Sciences Tools & Services — 1.8%
Danaher Corp.	61	16,324
Thermo Fisher Scientific, Inc.	59	32,385
		48,709
Machinery — 2.0%
Deere & Co.	53	22,919
Dover Corp.	45	6,023
Ingersoll Rand, Inc.	33	1,724
Otis Worldwide Corp.	130	10,197
Parker-Hannifin Corp.	49	14,241
		55,104
Media — 1.2%
Charter Communications, Inc., Class A *	36	12,354
Comcast Corp., Class A	594	20,754
		33,108
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	100	3,788
Nucor Corp.	31	4,070
		7,858
Multiline Retail — 0.1%
Target Corp.	25	3,723
Multi-Utilities — 1.4%
Ameren Corp.	81	7,241
CenterPoint Energy, Inc.	278	8,333
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	157	9,590
Sempra Energy	89	13,772
		38,936
Oil, Gas & Consumable Fuels — 4.9%
Chevron Corp.	67	11,953
ConocoPhillips	245	28,883
Coterra Energy, Inc.	195	4,796
Diamondback Energy, Inc.	121	16,498
EOG Resources, Inc.	132	17,100
Exxon Mobil Corp.	468	51,676
Phillips 66	40	4,190
		135,096
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	384	27,627
Eli Lilly & Co.	85	31,203
Johnson & Johnson	150	26,445
Merck & Co., Inc.	185	20,520
Pfizer, Inc.	184	9,435
		115,230
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	25	2,594
Leidos Holdings, Inc.	72	7,623
		10,217
Road & Rail — 1.2%
CSX Corp.	173	5,360
Norfolk Southern Corp.	58	14,318
Uber Technologies, Inc. *	86	2,128
Union Pacific Corp.	49	10,147
		31,953
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Micro Devices, Inc. *	237	15,320
Analog Devices, Inc.	132	21,682
Broadcom, Inc.	9	4,942
Lam Research Corp.	48	20,197
Microchip Technology, Inc.	106	7,450
Micron Technology, Inc.	48	2,392
NVIDIA Corp.	176	25,721
NXP Semiconductors NV (China)	126	19,868
QUALCOMM, Inc.	32	3,558
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	45	3,962
Texas Instruments, Inc.	174	28,702
		153,794
Software — 8.1%
Adobe, Inc. *	60	20,215
Cadence Design Systems, Inc. *	22	3,526
DocuSign, Inc. *	55	3,062
Fortinet, Inc. *	57	2,799
Intuit, Inc.	43	16,697
Microsoft Corp.	687	164,795
Oracle Corp.	92	7,520
Salesforce, Inc. *	13	1,687
Workday, Inc., Class A *	36	6,035
		226,336
Specialty Retail — 3.6%
AutoNation, Inc. *	36	3,880
AutoZone, Inc. *	6	13,258
Best Buy Co., Inc.	122	9,808
Burlington Stores, Inc. *	25	5,099
Home Depot, Inc. (The)	52	16,543
Lowe's Cos., Inc.	142	28,192
O'Reilly Automotive, Inc. *	14	11,968
TJX Cos., Inc. (The)	110	8,762
Ulta Beauty, Inc. *	5	2,098
		99,608
Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc. (a)	1,251	162,598
Seagate Technology Holdings plc	159	8,340
		170,938
Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	134	15,701
Tobacco — 0.8%
Altria Group, Inc.	197	9,002
Philip Morris International, Inc.	127	12,826
		21,828
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	94	13,200
Total Common Stocks (Cost $2,761,058)		2,660,396
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 3.3%
Put Options Purchased — 3.3%
Index Funds — 3.3%
S&P 500 Index
2/28/2023 at USD 3,855.00, European Style
Notional Amount: USD 2,694,945
Counterparty: Exchange traded * (Cost $59,266)	7,019	91,914
	SHARES (000)
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $31,132)	31,132	31,132
Total Investments — 100.2% (Cost $2,851,456)		2,783,442
Liabilities in Excess of Other Assets — (0.2)%		(5,628)
NET ASSETS — 100.0%		2,777,814

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	175	03/17/2023	USD	33,788	63

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of December 31, 2022 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	7,019	USD 2,694,945	USD 4,320.00	2/28/2023	(4,738)
Written Put Options Contracts as of December 31, 2022(amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange traded	7,019	USD 2,694,945	USD 3,250.00	2/28/2023	(6,913)
Total Written Options Contracts (Premiums Received $57,744)						(11,651)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	77

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 91.6%
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	2,802	487,016
Automobiles — 1.4%
Tesla, Inc. *	4,175	514,229
Banks — 0.7%
SVB Financial Group *	1,149	264,366
Beverages — 4.0%
Coca-Cola Co. (The)	15,548	989,034
Monster Beverage Corp. *	4,633	470,375
		1,459,409
Biotechnology — 9.2%
AbbVie, Inc.	8,210	1,326,810
Alnylam Pharmaceuticals, Inc. *	725	172,374
Amgen, Inc.	2,606	684,362
Exact Sciences Corp. *	1,578	78,140
Moderna, Inc. *	172	30,895
Regeneron Pharmaceuticals, Inc. *	1,302	939,632
Seagen, Inc. *	1,450	186,269
		3,418,482
Building Products — 0.9%
Trane Technologies plc	2,033	341,720
Capital Markets — 4.4%
Blackstone, Inc.	2,585	191,791
Charles Schwab Corp. (The)	11,001	915,884
Morgan Stanley	4,502	382,777
MSCI, Inc.	315	146,487
		1,636,939
Chemicals — 0.7%
Sherwin-Williams Co. (The)	999	237,096
Consumer Finance — 0.2%
Capital One Financial Corp.	868	80,703
Electrical Equipment — 0.6%
Rockwell Automation, Inc.	777	200,226
Electronic Equipment, Instruments & Components — 1.2%
Amphenol Corp., Class A	5,926	451,175
Health Care Equipment & Supplies — 1.1%
Dexcom, Inc. * (a)	1,308	148,160
Intuitive Surgical, Inc. *	1,021	270,903
		419,063
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 8.3%
CVS Health Corp.	5,744	535,306
HCA Healthcare, Inc.	2,667	640,028
McKesson Corp.	2,601	975,808
UnitedHealth Group, Inc.	1,761	933,308
		3,084,450
Hotels, Restaurants & Leisure — 2.0%
Airbnb, Inc., Class A *	805	68,811
Chipotle Mexican Grill, Inc. *	168	233,792
Marriott International, Inc., Class A	3,033	451,609
		754,212
Interactive Media & Services — 3.4%
Alphabet, Inc., Class C *	13,358	1,185,264
Match Group, Inc. *	460	19,082
Meta Platforms, Inc., Class A *	387	46,554
Snap, Inc., Class A *	440	3,940
		1,254,840
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	11,043	927,584
Etsy, Inc. * (a)	638	76,363
MercadoLibre, Inc. (Brazil) *	173	146,840
		1,150,787
IT Services — 3.9%
Automatic Data Processing, Inc.	2,251	537,646
Block, Inc., Class A *	162	10,161
Cognizant Technology Solutions Corp., Class A	4,534	259,277
International Business Machines Corp.	4,156	585,568
MongoDB, Inc. *	213	41,966
Shopify, Inc., Class A (Canada) *	53	1,840
		1,436,458
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.	213	117,506
Machinery — 3.6%
Deere & Co.	3,071	1,316,688
Media — 0.4%
Trade Desk, Inc. (The), Class A *	3,235	145,032
Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	15,586	592,283
Multiline Retail — 0.6%
Target Corp.	1,543	229,974
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 3.3%
Cheniere Energy, Inc.	1,567	234,940
ConocoPhillips	8,468	999,235
		1,234,175
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	426	105,650
Pharmaceuticals — 3.1%
Eli Lilly & Co.	3,164	1,157,456
Professional Services — 1.2%
Equifax, Inc.	518	100,690
Verisk Analytics, Inc.	2,000	352,878
		453,568
Semiconductors & Semiconductor Equipment — 4.4%
Advanced Micro Devices, Inc. *	5,782	374,527
ASML Holding NV (Registered), NYRS (Netherlands)	436	238,394
Enphase Energy, Inc. * (a)	525	139,272
Lam Research Corp.	338	141,926
NVIDIA Corp.	2,900	423,776
Texas Instruments, Inc.	1,853	306,103
		1,623,998
Software — 12.0%
HubSpot, Inc. *	44	12,722
Intuit, Inc.	791	308,089
Microsoft Corp.	10,557	2,531,681
Oracle Corp.	10,321	843,661
Salesforce, Inc. *	1,661	220,175
Synopsys, Inc. *	1,430	456,454
Workday, Inc., Class A *	318	53,211
		4,425,993
Specialty Retail — 5.6%
AutoZone, Inc. *	453	1,116,950
Lowe's Cos., Inc.	4,858	967,983
		2,084,933
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc.	23,496	3,052,795
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.6%
Tapestry, Inc.	5,704	217,217
Total Common Stocks (Cost $28,093,908)		33,948,439
Short-Term Investments — 8.3%
Investment Companies — 8.2%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $3,033,674)	3,033,205	3,034,722
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	16,800	16,805
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	19,665	19,665
Total Investment of Cash Collateral from Securities Loaned (Cost $36,469)		36,470
Total Short-Term Investments (Cost $3,070,143)		3,071,192
Total Investments — 99.9% (Cost $31,164,051)		37,019,631
Other Assets Less Liabilities — 0.1%		38,739
NET ASSETS — 100.0%		37,058,370

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $35,665.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	79

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.9%
Aerospace & Defense — 2.2%
Raytheon Technologies Corp.	736	74,307
Air Freight & Logistics — 1.2%
FedEx Corp.	218	37,723
GXO Logistics, Inc. *	77	3,283
		41,006
Airlines — 1.1%
Delta Air Lines, Inc. *	1,147	37,677
Banks — 10.1%
Bank of America Corp.	2,235	74,013
Citigroup, Inc.	1,140	51,576
Fifth Third Bancorp	1,413	46,361
US Bancorp	1,506	65,698
Wells Fargo & Co.	2,716	112,131
		349,779
Beverages — 0.8%
Coca-Cola Co. (The)	216	13,715
Keurig Dr Pepper, Inc.	353	12,602
		26,317
Biotechnology — 7.0%
AbbVie, Inc.	482	77,831
Biogen, Inc. *	59	16,366
BioMarin Pharmaceutical, Inc. *	287	29,733
Regeneron Pharmaceuticals, Inc. *	123	88,959
Vertex Pharmaceuticals, Inc. *	95	27,290
		240,179
Building Products — 1.0%
Carrier Global Corp.	836	34,506
Capital Markets — 2.2%
BlackRock, Inc.	25	17,716
Intercontinental Exchange, Inc.	199	20,374
Morgan Stanley	205	17,463
Raymond James Financial, Inc.	183	19,543
		75,096
Chemicals — 2.6%
Axalta Coating Systems Ltd. *	692	17,640
Chemours Co. (The)	1,240	37,969
PPG Industries, Inc.	274	34,428
		90,037
Consumer Finance — 1.0%
American Express Co.	227	33,613
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 0.5%
Sealed Air Corp.	329	16,415
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc., Class B *	320	98,724
Electric Utilities — 1.5%
NextEra Energy, Inc.	638	53,337
Electrical Equipment — 0.8%
Rockwell Automation, Inc.	101	25,912
Equity Real Estate Investment Trusts (REITs) — 4.5%
Equity LifeStyle Properties, Inc.	879	56,770
Prologis, Inc.	289	32,613
SBA Communications Corp.	76	21,304
Ventas, Inc.	980	44,141
		154,828
Food & Staples Retailing — 3.7%
BJ's Wholesale Club Holdings, Inc. *	389	25,736
Performance Food Group Co. *	536	31,309
US Foods Holding Corp. *	1,128	38,355
Walmart, Inc.	224	31,761
		127,161
Food Products — 1.8%
Bunge Ltd.	279	27,856
Lamb Weston Holdings, Inc.	192	17,183
Mondelez International, Inc., Class A	276	18,375
		63,414
Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	638	32,509
Zimmer Biomet Holdings, Inc.	151	19,227
		51,736
Health Care Providers & Services — 3.4%
Cardinal Health, Inc.	262	20,102
Centene Corp. *	919	75,408
CVS Health Corp.	240	22,328
		117,838
Hotels, Restaurants & Leisure — 1.1%
Domino's Pizza, Inc.	19	6,547
Royal Caribbean Cruises Ltd. *	514	25,387
Yum! Brands, Inc.	55	7,083
		39,017
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.8%
DR Horton, Inc.	214	19,103
KB Home	290	9,236
		28,339
Industrial Conglomerates — 1.4%
Honeywell International, Inc.	231	49,546
Insurance — 2.5%
Hartford Financial Services Group, Inc. (The)	355	26,882
Progressive Corp. (The)	445	57,747
		84,629
Interactive Media & Services — 2.4%
Alphabet, Inc., Class C *	366	32,466
Meta Platforms, Inc., Class A *	423	50,880
		83,346
IT Services — 0.9%
Fiserv, Inc. *	159	16,050
FleetCor Technologies, Inc. *	86	15,925
		31,975
Machinery — 3.4%
AGCO Corp.	139	19,236
Deere & Co.	90	38,417
Parker-Hannifin Corp.	132	38,558
Stanley Black & Decker, Inc.	294	22,099
		118,310
Media — 4.2%
Charter Communications, Inc., Class A *	279	94,643
Comcast Corp., Class A	1,431	50,038
		144,681
Metals & Mining — 2.8%
Alcoa Corp.	942	42,824
Freeport-McMoRan, Inc.	1,392	52,915
		95,739
Multi-Utilities — 3.9%
Ameren Corp.	592	52,676
CenterPoint Energy, Inc.	1,393	41,782
Public Service Enterprise Group, Inc.	636	38,962
		133,420
Oil, Gas & Consumable Fuels — 10.3%
Chevron Corp.	486	87,268
Diamondback Energy, Inc.	363	49,651
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
EOG Resources, Inc.	196	25,438
EQT Corp.	461	15,575
Exxon Mobil Corp.	703	77,574
Hess Corp.	575	81,575
Pioneer Natural Resources Co.	76	17,335
		354,416
Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	1,765	127,005
Elanco Animal Health, Inc. *	1,117	13,651
Pfizer, Inc.	647	33,142
		173,798
Road & Rail — 0.8%
CSX Corp.	684	21,197
Knight-Swift Transportation Holdings, Inc.	131	6,834
		28,031
Semiconductors & Semiconductor Equipment — 1.4%
NXP Semiconductors NV (China)	212	33,565
Qorvo, Inc. *	172	15,563
		49,128
Software — 0.3%
Oracle Corp.	131	10,708
Specialty Retail — 0.9%
Lowe's Cos., Inc.	153	30,404
Technology Hardware, Storage & Peripherals — 0.9%
Seagate Technology Holdings plc	618	32,508
Textiles, Apparel & Luxury Goods — 1.8%
Kontoor Brands, Inc.	436	17,427
Tapestry, Inc.	1,188	45,250
		62,677
Tobacco — 1.2%
Philip Morris International, Inc.	406	41,051
Trading Companies & Distributors — 1.1%
WESCO International, Inc. *	316	39,563
Total Common Stocks (Cost $2,984,610)		3,343,168
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	81

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $101,321)	101,282	101,333
Total Investments — 99.9% (Cost $3,085,931)		3,444,501
Other Assets Less Liabilities — 0.1%		4,520
NET ASSETS — 100.0%		3,449,021

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.4%
Northrop Grumman Corp.	5	2,590
Auto Components — 0.5%
Lear Corp.	7	930
Banks — 8.6%
Bank of America Corp.	121	4,019
Citigroup, Inc.	48	2,185
Citizens Financial Group, Inc.	36	1,415
M&T Bank Corp.	13	1,927
PNC Financial Services Group, Inc. (The)	17	2,651
Wells Fargo & Co.	94	3,880
Western Alliance Bancorp	3	164
		16,241
Beverages — 2.2%
Coca-Cola Co. (The)	64	4,104
Biotechnology — 2.5%
AbbVie, Inc.	16	2,692
Vertex Pharmaceuticals, Inc. *	7	1,987
		4,679
Building Products — 1.9%
Johnson Controls International plc	27	1,711
Trane Technologies plc	11	1,883
		3,594
Capital Markets — 5.2%
BlackRock, Inc.	5	3,750
CME Group, Inc.	6	910
Morgan Stanley	45	3,840
T. Rowe Price Group, Inc.	13	1,397
		9,897
Chemicals — 2.9%
Axalta Coating Systems Ltd. *	76	1,935
DuPont de Nemours, Inc.	27	1,842
Linde plc (United Kingdom)	5	1,686
		5,463
Consumer Finance — 1.2%
Ally Financial, Inc.	27	659
Capital One Financial Corp.	6	579
Synchrony Financial	31	1,006
		2,244
Containers & Packaging — 0.6%
Berry Global Group, Inc.	18	1,076
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B *	8	2,333
Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	83	3,261
Electric Utilities — 4.7%
Constellation Energy Corp.	16	1,358
Exelon Corp.	47	2,047
NextEra Energy, Inc.	67	5,565
		8,970
Electrical Equipment — 2.3%
Eaton Corp. plc	27	4,286
Equity Real Estate Investment Trusts (REITs) — 2.9%
Host Hotels & Resorts, Inc.	46	732
Prologis, Inc.	36	4,058
Ventas, Inc.	17	785
		5,575
Food & Staples Retailing — 0.6%
Sysco Corp.	16	1,190
Food Products — 1.9%
Mondelez International, Inc., Class A	41	2,719
Tyson Foods, Inc., Class A	14	869
		3,588
Health Care Equipment & Supplies — 2.0%
Becton Dickinson and Co.	5	1,190
Medtronic plc	34	2,663
		3,853
Health Care Providers & Services — 5.1%
Centene Corp. *	22	1,775
Cigna Corp.	11	3,681
Elevance Health, Inc.	5	2,508
UnitedHealth Group, Inc.	3	1,640
		9,604
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	638
Royal Caribbean Cruises Ltd. *	5	225
Travel + Leisure Co.	18	654
		1,517
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 0.6%
PulteGroup, Inc.	8	362
Whirlpool Corp.	6	805
		1,167
Household Products — 1.4%
Procter & Gamble Co. (The)	13	1,959
Spectrum Brands Holdings, Inc.	12	755
		2,714
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	5	1,095
Insurance — 3.1%
Loews Corp.	44	2,588
Travelers Cos., Inc. (The)	18	3,324
		5,912
Interactive Media & Services — 3.1%
Alphabet, Inc., Class C *	35	3,081
Meta Platforms, Inc., Class A *	23	2,778
		5,859
IT Services — 2.2%
Amdocs Ltd.	12	1,099
Fidelity National Information Services, Inc.	12	814
Fiserv, Inc. *	7	689
Mastercard, Inc., Class A	3	1,098
SS&C Technologies Holdings, Inc.	8	399
		4,099
Life Sciences Tools & Services — 1.3%
Agilent Technologies, Inc.	11	1,600
Danaher Corp.	3	877
		2,477
Machinery — 3.6%
Deere & Co.	3	1,358
Dover Corp.	19	2,651
Parker-Hannifin Corp.	10	2,793
		6,802
Media — 1.5%
Charter Communications, Inc., Class A *	3	829
Comcast Corp., Class A	59	2,074
		2,903
Multiline Retail — 0.6%
Target Corp.	8	1,180
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.7%
Ameren Corp.	12	1,058
CMS Energy Corp.	19	1,232
WEC Energy Group, Inc.	10	912
		3,202
Oil, Gas & Consumable Fuels — 8.9%
Cheniere Energy, Inc.	13	1,885
ConocoPhillips	47	5,490
Coterra Energy, Inc.	46	1,138
EOG Resources, Inc.	26	3,372
Exxon Mobil Corp.	34	3,804
Phillips 66	12	1,269
		16,958
Pharmaceuticals — 7.1%
Bristol-Myers Squibb Co.	64	4,625
Eli Lilly & Co.	6	2,198
Jazz Pharmaceuticals plc *	9	1,383
Johnson & Johnson	13	2,271
Merck & Co., Inc.	17	1,941
Pfizer, Inc.	20	1,021
		13,439
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	7	780
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	17	1,320
Road & Rail — 3.1%
CSX Corp.	65	2,014
Norfolk Southern Corp.	16	3,842
		5,856
Semiconductors & Semiconductor Equipment — 3.5%
Analog Devices, Inc.	15	2,380
NXP Semiconductors NV (China)	5	786
QUALCOMM, Inc.	7	797
Texas Instruments, Inc.	16	2,727
		6,690
Software — 0.9%
Microsoft Corp.	7	1,766
Specialty Retail — 3.1%
AutoZone, Inc. *	1	2,496
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Lowe's Cos., Inc.	6	1,213
O'Reilly Automotive, Inc. *	3	2,266
		5,975
Technology Hardware, Storage & Peripherals — 0.2%
Xerox Holdings Corp.	28	405
Tobacco — 1.1%
Altria Group, Inc.	44	2,015
Total Common Stocks (Cost $162,519)		187,609
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $2,150)	2,149	2,151
Total Investments — 100.0% (Cost $164,669)		189,760
Other Assets Less Liabilities — 0.0% ^		58
NET ASSETS — 100.0%		189,818

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	10	03/17/2023	USD	1,931	(45)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%
Aerospace & Defense — 1.5%
Northrop Grumman Corp.	532	290,323
Automobiles — 1.5%
Tesla, Inc. *	2,345	288,867
Banks — 4.4%
Truist Financial Corp.	10,175	437,843
US Bancorp	5,619	245,021
Wells Fargo & Co.	3,935	162,473
		845,337
Beverages — 2.5%
Coca-Cola Co. (The)	7,540	479,628
Biotechnology — 7.1%
AbbVie, Inc.	4,286	692,700
Regeneron Pharmaceuticals, Inc. *	613	442,530
Vertex Pharmaceuticals, Inc. *	784	226,301
		1,361,531
Building Products — 1.6%
Trane Technologies plc	1,831	307,761
Capital Markets — 5.7%
Ameriprise Financial, Inc.	829	258,084
Morgan Stanley (a)	5,312	451,647
S&P Global, Inc.	1,189	398,213
		1,107,944
Chemicals — 2.3%
Eastman Chemical Co.	2,157	175,699
PPG Industries, Inc.	2,206	277,394
		453,093
Construction Materials — 1.1%
Vulcan Materials Co.	1,223	214,082
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	5,806	228,745
Electric Utilities — 5.0%
NextEra Energy, Inc.	8,115	678,443
PG&E Corp. * (a)	5,570	90,563
Xcel Energy, Inc.	2,898	203,153
		972,159
Electrical Equipment — 2.3%
Eaton Corp. plc	2,824	443,202
Energy Equipment & Services — 2.1%
Baker Hughes Co.	13,758	406,269
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 3.0%
Prologis, Inc.	5,114	576,510
Health Care Equipment & Supplies — 3.0%
Boston Scientific Corp. *	8,550	395,617
Intuitive Surgical, Inc. *	727	192,835
		588,452
Health Care Providers & Services — 3.6%
UnitedHealth Group, Inc.	1,312	695,360
Hotels, Restaurants & Leisure — 2.9%
Marriott International, Inc., Class A	748	111,395
McDonald's Corp.	1,722	453,821
		565,216
Insurance — 0.8%
Progressive Corp. (The)	1,155	149,802
Interactive Media & Services — 5.0%
Alphabet, Inc., Class A *	10,232	902,813
Meta Platforms, Inc., Class A *	533	64,130
		966,943
Internet & Direct Marketing Retail — 3.1%
Amazon.com, Inc. *	7,242	608,364
IT Services — 3.0%
Mastercard, Inc., Class A	1,642	570,826
Machinery — 1.7%
Deere & Co.	786	336,985
Multiline Retail — 1.7%
Dollar General Corp.	1,334	328,602
Oil, Gas & Consumable Fuels — 3.0%
ConocoPhillips	2,677	315,861
Pioneer Natural Resources Co.	1,130	258,072
		573,933
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	6,312	454,172
Professional Services — 0.8%
Leidos Holdings, Inc.	1,437	151,183
Road & Rail — 3.1%
Norfolk Southern Corp.	1,469	361,903
Uber Technologies, Inc. *	9,803	242,441
		604,344
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 6.5%
Advanced Micro Devices, Inc. *	3,379	218,857
ASML Holding NV (Registered), NYRS (Netherlands)	256	140,248
NVIDIA Corp.	1,240	181,171
NXP Semiconductors NV (China)	3,614	571,106
Teradyne, Inc. (a)	1,720	150,237
		1,261,619
Software — 9.6%
Intuit, Inc.	472	183,792
Microsoft Corp.	6,062	1,453,810
Oracle Corp.	2,569	209,944
		1,847,546
Specialty Retail — 2.3%
Lowe's Cos., Inc.	1,192	237,430
TJX Cos., Inc. (The)	2,580	205,397
		442,827
Technology Hardware, Storage & Peripherals — 4.5%
Apple, Inc.	6,705	871,121
Textiles, Apparel & Luxury Goods — 1.2%
NIKE, Inc., Class B	1,939	226,913
Total Common Stocks (Cost $13,939,283)		19,219,659
Short-Term Investments — 0.7%
Investment Companies — 0.4%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $67,811)	67,795	67,829
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	59,999	60,017
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	81	81
Total Investment of Cash Collateral from Securities Loaned (Cost $60,084)		60,098
Total Short-Term Investments (Cost $127,895)		127,927
Total Investments — 100.2% (Cost $14,067,178)		19,347,586
Liabilities in Excess of Other Assets — (0.2)%		(43,115)
NET ASSETS — 100.0%		19,304,471

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $55,846.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Aerospace & Defense — 1.1%
Howmet Aerospace, Inc.	103	4,067
Textron, Inc.	82	5,806
		9,873
Air Freight & Logistics — 0.4%
FedEx Corp.	23	4,053
Airlines — 0.3%
Southwest Airlines Co. *	74	2,488
Automobiles — 1.9%
Tesla, Inc. *	141	17,351
Beverages — 2.6%
Coca-Cola Co. (The)	80	5,133
Monster Beverage Corp. *	51	5,148
PepsiCo, Inc.	76	13,712
		23,993
Biotechnology — 4.4%
AbbVie, Inc.	82	13,277
BioMarin Pharmaceutical, Inc. *	21	2,215
Neurocrine Biosciences, Inc. *	24	2,819
Regeneron Pharmaceuticals, Inc. *	9	6,782
Sarepta Therapeutics, Inc. *	25	3,226
Seagen, Inc. *	25	3,187
Vertex Pharmaceuticals, Inc. *	32	9,097
		40,603
Building Products — 1.2%
Masco Corp.	49	2,296
Trane Technologies plc	53	8,858
		11,154
Capital Markets — 1.2%
Charles Schwab Corp. (The)	80	6,678
S&P Global, Inc.	15	4,890
		11,568
Chemicals — 1.6%
Eastman Chemical Co.	49	3,958
Linde plc (United Kingdom)	21	6,980
Sherwin-Williams Co. (The)	17	3,940
		14,878
Commercial Services & Supplies — 0.8%
Waste Management, Inc.	46	7,216
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.5%
Quanta Services, Inc.	30	4,275
Consumer Finance — 0.5%
American Express Co.	16	2,334
Capital One Financial Corp.	25	2,352
		4,686
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc. *	22	1,376
Electronic Equipment, Instruments & Components — 0.8%
Keysight Technologies, Inc. *	44	7,527
Entertainment — 1.6%
Electronic Arts, Inc.	49	5,926
Netflix, Inc. *	30	8,898
		14,824
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	4	2,555
Host Hotels & Resorts, Inc.	171	2,746
Prologis, Inc.	79	8,973
SBA Communications Corp.	10	2,747
		17,021
Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	21	9,541
US Foods Holding Corp. *	107	3,640
		13,181
Food Products — 0.4%
Hershey Co. (The)	15	3,520
Health Care Equipment & Supplies — 1.3%
Align Technology, Inc. *	12	2,489
Boston Scientific Corp. *	206	9,536
		12,025
Health Care Providers & Services — 4.5%
Elevance Health, Inc.	15	7,849
Humana, Inc.	14	7,196
UnitedHealth Group, Inc.	50	26,403
		41,448
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	2	3,325
Chipotle Mexican Grill, Inc. *	5	7,839
Domino's Pizza, Inc.	8	2,910
Expedia Group, Inc. *	48	4,205
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Holdings, Inc.	31	3,905
McDonald's Corp.	21	5,481
Yum! Brands, Inc.	22	2,805
		30,470
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	35	7,458
Insurance — 0.8%
Arch Capital Group Ltd. *	82	5,148
Travelers Cos., Inc. (The)	15	2,812
		7,960
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A *	237	20,902
Alphabet, Inc., Class C *	231	20,497
Meta Platforms, Inc., Class A *	74	8,929
		50,328
Internet & Direct Marketing Retail — 4.2%
Amazon.com, Inc. *	466	39,144
IT Services — 5.0%
Accenture plc, Class A	12	3,122
Amdocs Ltd.	46	4,173
Mastercard, Inc., Class A	105	36,494
Visa, Inc., Class A	14	3,033
		46,822
Life Sciences Tools & Services — 2.7%
Agilent Technologies, Inc.	37	5,477
IQVIA Holdings, Inc. *	27	5,573
Thermo Fisher Scientific, Inc.	22	12,390
Waters Corp. *	6	1,953
		25,393
Machinery — 1.4%
Deere & Co.	7	2,873
Ingersoll Rand, Inc.	64	3,354
Otis Worldwide Corp.	36	2,827
Parker-Hannifin Corp.	15	4,307
		13,361
Media — 0.6%
Charter Communications, Inc., Class A *	18	6,087
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	129	4,898
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.9%
Cheniere Energy, Inc.	53	7,933
Diamondback Energy, Inc.	20	2,736
EOG Resources, Inc.	51	6,631
		17,300
Pharmaceuticals — 0.9%
Zoetis, Inc.	56	8,251
Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc. *	18	2,901
Road & Rail — 1.8%
CSX Corp.	255	7,894
Norfolk Southern Corp.	14	3,499
Uber Technologies, Inc. *	200	4,953
		16,346
Semiconductors & Semiconductor Equipment — 6.4%
Advanced Micro Devices, Inc. *	136	8,796
Lam Research Corp.	19	7,944
NVIDIA Corp.	79	11,501
NXP Semiconductors NV (China)	46	7,348
QUALCOMM, Inc.	88	9,686
Teradyne, Inc.	47	4,105
Texas Instruments, Inc.	59	9,781
		59,161
Software — 16.8%
Adobe, Inc. *	7	2,541
Autodesk, Inc. *	20	3,793
Cadence Design Systems, Inc. *	75	11,984
Dropbox, Inc., Class A *	194	4,340
HubSpot, Inc. *	3	896
Intuit, Inc.	39	15,238
Microsoft Corp.	388	93,074
Oracle Corp.	53	4,316
Palo Alto Networks, Inc. *	70	9,712
ServiceNow, Inc. *	7	2,718
Workday, Inc., Class A *	46	7,647
		156,259
Specialty Retail — 3.9%
Bath & Body Works, Inc.	89	3,738
Best Buy Co., Inc.	54	4,347
Burlington Stores, Inc. *	27	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Lowe's Cos., Inc.	77	15,282
O'Reilly Automotive, Inc. *	9	7,259
		36,222
Technology Hardware, Storage & Peripherals — 10.8%
Apple, Inc.	676	87,871
Hewlett Packard Enterprise Co.	187	2,978
Pure Storage, Inc., Class A *	122	3,262
Seagate Technology Holdings plc	117	6,182
		100,293
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	61	7,184
Tobacco — 0.7%
Philip Morris International, Inc.	64	6,437
Total Common Stocks (Cost $667,309)		905,335
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $23,557)	23,548	23,559
Total Investments — 99.9% (Cost $690,866)		928,894
Other Assets Less Liabilities — 0.1%		713
NET ASSETS — 100.0%		929,607

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	124	03/17/2023	USD	23,941	(1,096)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.0%
Common Stocks — 123.4%
Aerospace & Defense — 3.5%
Howmet Aerospace, Inc.	347	13,676
Northrop Grumman Corp. (a)	25	13,732
Raytheon Technologies Corp.	169	17,030
TransDigm Group, Inc.	2	1,387
		45,825
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B	55	9,534
Banks — 3.4%
Bank of America Corp. (a)	120	3,985
Fifth Third Bancorp	155	5,092
M&T Bank Corp.	12	1,723
Truist Financial Corp.	209	8,992
US Bancorp	58	2,515
Wells Fargo & Co. (a)	517	21,362
		43,669
Beverages — 4.2%
Coca-Cola Co. (The) (a)	218	13,878
Constellation Brands, Inc., Class A	45	10,562
Monster Beverage Corp. *	154	15,601
PepsiCo, Inc. (a)	79	14,228
		54,269
Biotechnology — 6.7%
AbbVie, Inc. (a)	227	36,676
Biogen, Inc. *	45	12,407
BioMarin Pharmaceutical, Inc. *	73	7,539
Neurocrine Biosciences, Inc. *	23	2,706
Regeneron Pharmaceuticals, Inc. *	18	13,127
Sarepta Therapeutics, Inc. *	23	3,011
Vertex Pharmaceuticals, Inc. *	39	11,358
		86,824
Building Products — 1.0%
Trane Technologies plc	80	13,386
Capital Markets — 4.9%
Charles Schwab Corp. (The)	189	15,736
CME Group, Inc.	96	16,195
Morgan Stanley (a)	148	12,556
Raymond James Financial, Inc.	71	7,537
S&P Global, Inc.	33	11,153
		63,177
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 2.7%
Air Products and Chemicals, Inc.	33	10,278
Dow, Inc.	13	629
Eastman Chemical Co.	43	3,520
Linde plc (United Kingdom)	50	16,320
Sherwin-Williams Co. (The)	19	4,476
		35,223
Commercial Services & Supplies — 0.4%
Waste Connections, Inc.	39	5,200
Communications Equipment — 0.1%
Juniper Networks, Inc.	39	1,255
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	24	8,062
Consumer Finance — 0.3%
American Express Co.	25	3,674
Electric Utilities — 2.5%
NextEra Energy, Inc.	240	20,088
PG&E Corp. *	631	10,251
PPL Corp.	69	2,017
		32,356
Electrical Equipment — 1.3%
Eaton Corp. plc	106	16,594
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	59	1,870
Keysight Technologies, Inc. *	45	7,701
		9,571
Energy Equipment & Services — 0.7%
Baker Hughes Co. (a)	304	8,963
Entertainment — 2.2%
Endeavor Group Holdings, Inc., Class A *	475	10,717
Netflix, Inc. *	50	14,621
Take-Two Interactive Software, Inc. *	34	3,509
		28,847
Equity Real Estate Investment Trusts (REITs) — 2.8%
American Homes 4 Rent, Class A	90	2,699
Prologis, Inc.	119	13,441
SBA Communications Corp.	13	3,778
Sun Communities, Inc.	65	9,291
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
UDR, Inc.	80	3,113
Ventas, Inc.	76	3,419
		35,741
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	28	12,940
Food Products — 0.8%
Hershey Co. (The)	22	4,963
Mondelez International, Inc., Class A (a)	77	5,137
		10,100
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	70	7,694
Boston Scientific Corp. * (a)	380	17,576
Intuitive Surgical, Inc. *	41	10,767
Stryker Corp.	23	5,759
		41,796
Health Care Providers & Services — 3.9%
Humana, Inc.	7	3,777
UnitedHealth Group, Inc. (a)	88	46,407
		50,184
Hotels, Restaurants & Leisure — 4.6%
Booking Holdings, Inc. *	6	12,511
Chipotle Mexican Grill, Inc. *	10	13,181
Hilton Worldwide Holdings, Inc.	60	7,581
McDonald's Corp. (a)	45	11,945
Yum! Brands, Inc. (a)	117	14,941
		60,159
Household Products — 1.1%
Colgate-Palmolive Co.	67	5,244
Procter & Gamble Co. (The) (a)	56	8,510
		13,754
Industrial Conglomerates — 1.8%
Honeywell International, Inc. (a)	110	23,639
Insurance — 3.3%
Arthur J Gallagher & Co.	38	7,051
Globe Life, Inc.	75	9,070
Progressive Corp. (The) (a)	198	25,734
RenaissanceRe Holdings Ltd. (Bermuda)	7	1,261
		43,116
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 4.3%
Alphabet, Inc., Class C *	84	7,441
Alphabet, Inc., Class A * (a)	308	27,185
Meta Platforms, Inc., Class A * (a)	175	21,062
		55,688
Internet & Direct Marketing Retail — 3.6%
Amazon.com, Inc. * (a)	555	46,645
IT Services — 5.0%
Automatic Data Processing, Inc.	35	8,353
Block, Inc., Class A *	19	1,197
FleetCor Technologies, Inc. *	10	1,907
Mastercard, Inc., Class A (a)	126	43,872
WEX, Inc. *	60	9,725
		65,054
Life Sciences Tools & Services — 2.6%
Danaher Corp.	28	7,551
Thermo Fisher Scientific, Inc.	49	26,884
		34,435
Machinery — 3.6%
Deere & Co. (a)	60	25,844
Dover Corp.	73	9,922
Ingersoll Rand, Inc.	209	10,892
		46,658
Media — 1.3%
Charter Communications, Inc., Class A * (a)	36	12,178
Comcast Corp., Class A (a)	133	4,656
		16,834
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	109	4,147
Multiline Retail — 0.3%
Dollar General Corp. (a)	14	3,367
Multi-Utilities — 2.1%
CenterPoint Energy, Inc.	152	4,573
Dominion Energy, Inc.	138	8,478
DTE Energy Co.	11	1,296
Public Service Enterprise Group, Inc.	170	10,407
Sempra Energy	16	2,422
		27,176
Oil, Gas & Consumable Fuels — 6.0%
ConocoPhillips (a)	147	17,345
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Diamondback Energy, Inc.	44	6,091
EOG Resources, Inc.	69	8,963
Exxon Mobil Corp. (a)	358	39,499
HF Sinclair Corp.	23	1,170
Kinder Morgan, Inc.	304	5,494
		78,562
Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	21	5,325
Pharmaceuticals — 3.4%
Bristol-Myers Squibb Co. (a)	263	18,922
Elanco Animal Health, Inc. *	263	3,216
Eli Lilly & Co. (a)	35	12,780
Johnson & Johnson	55	9,619
		44,537
Professional Services — 1.5%
Booz Allen Hamilton Holding Corp.	77	8,027
Leidos Holdings, Inc.	112	11,828
		19,855
Road & Rail — 2.5%
Canadian National Railway Co. (Canada)	21	2,472
CSX Corp.	125	3,874
Norfolk Southern Corp. (a)	41	10,176
Uber Technologies, Inc. *	278	6,877
Union Pacific Corp. (a)	45	9,321
		32,720
Semiconductors & Semiconductor Equipment — 8.9%
Advanced Micro Devices, Inc. *	247	15,986
Analog Devices, Inc. (a)	96	15,811
ASML Holding NV (Registered), NYRS (Netherlands)	21	11,258
Lam Research Corp.	3	1,168
Marvell Technology, Inc.	31	1,148
NVIDIA Corp. (a)	79	11,584
NXP Semiconductors NV (China)	248	39,196
Teradyne, Inc.	230	20,106
		116,257
Software — 9.2%
Coupa Software, Inc. *	36	2,891
DocuSign, Inc. *	42	2,327
Intuit, Inc.	41	15,957
Microsoft Corp. (a)	346	83,032
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Roper Technologies, Inc.	20	8,582
Workday, Inc., Class A *	40	6,679
		119,468
Specialty Retail — 3.9%
AutoNation, Inc. *	23	2,513
AutoZone, Inc. *	1	1,206
Burlington Stores, Inc. *	73	14,797
Lowe's Cos., Inc. (a)	78	15,453
O'Reilly Automotive, Inc. * (a)	19	16,227
		50,196
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc. (a)	386	50,205
Seagate Technology Holdings plc	212	11,141
Western Digital Corp. *	19	591
		61,937
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	40	4,661
Wireless Telecommunication Services — 0.9%
T-Mobile US, Inc. *	86	11,979
Total Common Stocks (Cost $975,996)		1,603,359
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c)(Cost $20,742)	20,734	20,744
Total Long Positions (Cost $996,738)		1,624,103
Short Positions — (24.5)%
Common Stocks — (24.5)%
Aerospace & Defense — (1.3)%
Boeing Co. (The) *	(34)	(6,525)
General Dynamics Corp.	(6)	(1,392)
Hexcel Corp.	(23)	(1,350)
Huntington Ingalls Industries, Inc.	(21)	(4,744)
Lockheed Martin Corp.	(7)	(3,500)
		(17,511)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(58)	(5,266)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Auto Components — (0.5)%
Autoliv, Inc. (Sweden)	(29)	(2,254)
BorgWarner, Inc.	(89)	(3,579)
		(5,833)
Automobiles — (0.3)%
Ford Motor Co.	(192)	(2,232)
General Motors Co.	(32)	(1,067)
		(3,299)
Banks — (0.7)%
Citizens Financial Group, Inc.	(33)	(1,289)
Comerica, Inc.	(24)	(1,631)
Huntington Bancshares, Inc.	(158)	(2,230)
KeyCorp	(132)	(2,303)
PNC Financial Services Group, Inc. (The)	(8)	(1,212)
Signature Bank	(9)	(1,050)
		(9,715)
Beverages — (0.1)%
Molson Coors Beverage Co., Class B	(36)	(1,877)
Biotechnology — (0.7)%
Amgen, Inc.	(7)	(1,739)
Gilead Sciences, Inc.	(25)	(2,136)
Moderna, Inc. *	(32)	(5,841)
		(9,716)
Building Products — (0.9)%
Allegion plc	(34)	(3,632)
Johnson Controls International plc	(98)	(6,260)
Masco Corp.	(25)	(1,163)
		(11,055)
Capital Markets — (0.9)%
BlackRock, Inc.	(2)	(998)
Coinbase Global, Inc., Class A *	(96)	(3,394)
Franklin Resources, Inc.	(123)	(3,233)
Nasdaq, Inc.	(20)	(1,250)
Northern Trust Corp.	(13)	(1,148)
T. Rowe Price Group, Inc.	(17)	(1,887)
		(11,910)
Chemicals — (0.2)%
Celanese Corp.	(13)	(1,284)
Westlake Corp.	(14)	(1,448)
		(2,732)
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — (0.4)%
Cisco Systems, Inc.	(105)	(5,011)
Consumer Finance — (0.4)%
Capital One Financial Corp.	(36)	(3,396)
Synchrony Financial	(54)	(1,773)
		(5,169)
Containers & Packaging — (0.5)%
AptarGroup, Inc.	(17)	(1,876)
International Paper Co.	(118)	(4,082)
		(5,958)
Diversified Telecommunication Services — (0.5)%
AT&T, Inc.	(104)	(1,927)
Lumen Technologies, Inc.	(517)	(2,697)
Verizon Communications, Inc.	(36)	(1,406)
		(6,030)
Electric Utilities — (1.4)%
American Electric Power Co., Inc.	(33)	(3,106)
Duke Energy Corp.	(34)	(3,472)
Edison International	(61)	(3,917)
Evergy, Inc.	(22)	(1,381)
Eversource Energy	(27)	(2,245)
Exelon Corp.	(67)	(2,884)
Southern Co. (The)	(19)	(1,395)
		(18,400)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(11)	(1,919)
Hubbell, Inc.	(6)	(1,342)
		(3,261)
Entertainment — (0.4)%
Electronic Arts, Inc.	(15)	(1,823)
ROBLOX Corp., Class A *	(48)	(1,374)
Warner Bros Discovery, Inc. *	(202)	(1,917)
		(5,114)
Equity Real Estate Investment Trusts (REITs) — (1.0)%
Extra Space Storage, Inc.	(27)	(3,940)
Iron Mountain, Inc.	(43)	(2,155)
Orion Office REIT, Inc.	—	—
Simon Property Group, Inc.	(42)	(4,876)
SL Green Realty Corp.	(56)	(1,905)
		(12,876)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Food & Staples Retailing — (0.6)%
Kroger Co. (The)	(133)	(5,924)
Sysco Corp.	(30)	(2,310)
		(8,234)
Food Products — (0.7)%
Campbell Soup Co.	(80)	(4,550)
Conagra Brands, Inc.	(36)	(1,405)
General Mills, Inc.	(27)	(2,281)
Kraft Heinz Co. (The)	(18)	(719)
		(8,955)
Gas Utilities — (0.2)%
National Fuel Gas Co.	(38)	(2,404)
Health Care Equipment & Supplies — (0.2)%
Edwards Lifesciences Corp. *	(34)	(2,539)
Health Care Providers & Services — (0.6)%
CVS Health Corp.	(34)	(3,133)
Henry Schein, Inc. *	(51)	(4,092)
		(7,225)
Hotels, Restaurants & Leisure — (0.1)%
Starbucks Corp.	(19)	(1,877)
Household Durables — (0.2)%
Mohawk Industries, Inc. *	(15)	(1,501)
PulteGroup, Inc.	(15)	(701)
		(2,202)
Household Products — (0.5)%
Clorox Co. (The)	(35)	(4,936)
Kimberly-Clark Corp.	(14)	(1,915)
		(6,851)
Industrial Conglomerates — (1.0)%
3M Co.	(44)	(5,262)
General Electric Co.	(87)	(7,297)
		(12,559)
Insurance — (1.0)%
Allstate Corp. (The)	(33)	(4,528)
Hartford Financial Services Group, Inc. (The)	(19)	(1,468)
Kinsale Capital Group, Inc.	(9)	(2,268)
Principal Financial Group, Inc.	(39)	(3,224)
WR Berkley Corp.	(19)	(1,399)
		(12,887)
INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — (0.3)%
eBay, Inc.	(96)	(3,964)
IT Services — (0.8)%
Global Payments, Inc.	(16)	(1,612)
Jack Henry & Associates, Inc.	(7)	(1,283)
Paychex, Inc.	(27)	(3,057)
Western Union Co. (The)	(344)	(4,734)
		(10,686)
Life Sciences Tools & Services — (0.2)%
Waters Corp. *	(9)	(2,924)
Machinery — (1.5)%
Caterpillar, Inc.	(6)	(1,447)
Donaldson Co., Inc.	(66)	(3,903)
IDEX Corp.	(20)	(4,411)
Illinois Tool Works, Inc.	(17)	(3,717)
PACCAR, Inc.	(20)	(1,998)
Stanley Black & Decker, Inc.	(53)	(3,968)
		(19,444)
Media — (1.3)%
Interpublic Group of Cos., Inc. (The)	(98)	(3,267)
Omnicom Group, Inc.	(117)	(9,529)
Paramount Global, Class B	(246)	(4,148)
		(16,944)
Multiline Retail — (0.1)%
Kohl's Corp.	(49)	(1,230)
Multi-Utilities — (0.1)%
WEC Energy Group, Inc.	(19)	(1,790)
Oil, Gas & Consumable Fuels — (0.9)%
Devon Energy Corp.	(36)	(2,196)
Enbridge, Inc. (Canada)	(124)	(4,838)
Hess Corp.	(29)	(4,185)
		(11,219)
Pharmaceuticals — (0.1)%
Zoetis, Inc.	(8)	(1,147)
Professional Services — (0.4)%
Equifax, Inc.	(15)	(2,951)
TransUnion	(28)	(1,576)
Verisk Analytics, Inc.	(3)	(612)
		(5,139)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — (1.3)%
Applied Materials, Inc.	(61)	(5,960)
Intel Corp.	(136)	(3,601)
Microchip Technology, Inc.	(49)	(3,417)
QUALCOMM, Inc.	(21)	(2,282)
Skyworks Solutions, Inc.	(15)	(1,337)
		(16,597)
Software — (0.3)%
Ceridian HCM Holding, Inc. *	(33)	(2,141)
Paycom Software, Inc. *	(6)	(1,824)
		(3,965)
Specialty Retail — (0.2)%
Advance Auto Parts, Inc.	(10)	(1,431)
CarMax, Inc. *	(19)	(1,198)
		(2,629)
Technology Hardware, Storage & Peripherals — (0.7)%
Hewlett Packard Enterprise Co.	(387)	(6,172)
HP, Inc.	(47)	(1,262)
NetApp, Inc.	(23)	(1,366)
Xerox Holdings Corp.	(51)	(749)
		(9,549)
Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(40)	(1,117)
Trading Companies & Distributors — (0.2)%
Fastenal Co.	(67)	(3,183)
Total Common Stocks (Proceeds $(356,946))		(317,993)
Total Short Positions (Proceeds $(356,946))		(317,993)
Total Investments — 100.5% (Cost $639,792)		1,306,110
Liabilities in Excess of Other Assets — (0.5)%		(6,340)
Net Assets — 100.0%		1,299,770

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $431,477.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%
Aerospace & Defense — 1.5%
General Dynamics Corp.	33	8,138
Howmet Aerospace, Inc.	92	3,645
Raytheon Technologies Corp.	648	65,387
Textron, Inc.	343	24,277
		101,447
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	360	62,508
Airlines — 0.1%
Southwest Airlines Co. *	144	4,835
Auto Components — 0.2%
Magna International, Inc. (Canada)	175	9,857
Automobiles — 1.0%
Rivian Automotive, Inc., Class A *	59	1,081
Tesla, Inc. *	536	66,081
		67,162
Banks — 3.9%
Bank of America Corp.	1,625	53,839
Citigroup, Inc.	385	17,424
Fifth Third Bancorp	662	21,710
SVB Financial Group *	20	4,532
Truist Financial Corp.	878	37,775
US Bancorp	1,227	53,508
Wells Fargo & Co.	1,685	69,560
		258,348
Beverages — 2.1%
Coca-Cola Co. (The)	1,292	82,171
Constellation Brands, Inc., Class A	122	28,186
PepsiCo, Inc.	165	29,823
		140,180
Biotechnology — 3.2%
AbbVie, Inc.	594	95,984
Biogen, Inc. *	80	22,129
BioMarin Pharmaceutical, Inc. *	63	6,468
Neurocrine Biosciences, Inc. *	58	6,975
Regeneron Pharmaceuticals, Inc. *	57	40,923
Sarepta Therapeutics, Inc. *	48	6,207
Vertex Pharmaceuticals, Inc. *	118	34,211
		212,897
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	316	14,717
Trane Technologies plc	257	43,253
		57,970
Capital Markets — 2.5%
Ameriprise Financial, Inc.	56	17,281
CME Group, Inc.	165	27,797
Intercontinental Exchange, Inc.	303	31,089
Morgan Stanley	333	28,291
Raymond James Financial, Inc.	156	16,711
S&P Global, Inc.	96	32,208
State Street Corp.	172	13,367
		166,744
Chemicals — 2.0%
Air Products and Chemicals, Inc.	43	13,165
Celanese Corp.	44	4,543
DuPont de Nemours, Inc.	177	12,136
Eastman Chemical Co.	235	19,118
Linde plc (United Kingdom)	167	54,513
PPG Industries, Inc.	209	26,354
		129,829
Commercial Services & Supplies — 0.1%
Cintas Corp.	20	9,173
Communications Equipment — 0.2%
Motorola Solutions, Inc.	60	15,419
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	30	10,072
Consumer Finance — 1.0%
American Express Co.	395	58,420
Capital One Financial Corp.	57	5,256
		63,676
Containers & Packaging — 0.1%
Avery Dennison Corp.	48	8,670
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B *	328	101,294
Diversified Telecommunication Services — 0.0% ^
Verizon Communications, Inc.	42	1,649
Electric Utilities — 1.7%
FirstEnergy Corp.	231	9,675
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electric Utilities — continued
NextEra Energy, Inc.	912	76,253
PG&E Corp. *	1,564	25,441
		111,369
Electrical Equipment — 0.6%
Eaton Corp. plc	254	39,865
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	176	5,640
TE Connectivity Ltd. (Switzerland)	67	7,646
		13,286
Energy Equipment & Services — 0.2%
Baker Hughes Co.	358	10,560
Entertainment — 0.7%
Netflix, Inc. *	121	35,729
Walt Disney Co. (The) *	116	10,091
		45,820
Equity Real Estate Investment Trusts (REITs) — 2.6%
Camden Property Trust	54	5,985
Equinix, Inc.	30	19,654
Equity LifeStyle Properties, Inc.	184	11,887
Host Hotels & Resorts, Inc.	174	2,793
Prologis, Inc.	409	46,151
SBA Communications Corp.	113	31,759
Sun Communities, Inc.	107	15,240
UDR, Inc.	384	14,884
Ventas, Inc.	505	22,762
		171,115
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	107	48,891
Food Products — 0.5%
Hershey Co. (The)	36	8,336
Mondelez International, Inc., Class A	317	21,147
		29,483
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	318	34,950
Baxter International, Inc.	434	22,152
Boston Scientific Corp. *	682	31,559
Dexcom, Inc. *	79	8,903
Intuitive Surgical, Inc. *	148	39,339
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Medtronic plc	321	24,945
Zimmer Biomet Holdings, Inc.	69	8,751
		170,599
Health Care Providers & Services — 3.7%
Centene Corp. *	361	29,621
CVS Health Corp.	47	4,324
Elevance Health, Inc.	84	43,038
Humana, Inc.	30	15,570
McKesson Corp.	49	18,456
UnitedHealth Group, Inc.	245	129,686
		240,695
Hotels, Restaurants & Leisure — 2.4%
Booking Holdings, Inc. *	19	38,826
Chipotle Mexican Grill, Inc. *	21	28,998
Domino's Pizza, Inc.	20	7,067
Expedia Group, Inc. *	162	14,200
Marriott International, Inc., Class A	133	19,773
McDonald's Corp.	143	37,579
Royal Caribbean Cruises Ltd. *	43	2,108
Yum! Brands, Inc.	90	11,540
		160,091
Household Durables — 0.4%
Lennar Corp., Class A	226	20,473
Toll Brothers, Inc.	154	7,653
		28,126
Household Products — 1.9%
Colgate-Palmolive Co.	505	39,813
Kimberly-Clark Corp.	175	23,698
Procter & Gamble Co. (The)	422	63,983
		127,494
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	361	77,422
Insurance — 2.1%
Aon plc, Class A	48	14,437
Globe Life, Inc.	83	9,969
Progressive Corp. (The)	439	56,899
Prudential Financial, Inc.	76	7,517
Travelers Cos., Inc. (The)	245	46,038
		134,860
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Interactive Media & Services — 4.5%
Alphabet, Inc., Class A *	1,468	129,481
Alphabet, Inc., Class C *	1,070	94,962
Meta Platforms, Inc., Class A *	547	65,769
ZoomInfo Technologies, Inc., Class A *	162	4,893
		295,105
Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc. *	1,966	165,159
IT Services — 4.3%
Accenture plc, Class A	217	57,883
Affirm Holdings, Inc. *	229	2,209
Block, Inc., Class A *	55	3,462
FleetCor Technologies, Inc. *	122	22,478
Mastercard, Inc., Class A	314	109,291
Visa, Inc., Class A	412	85,536
		280,859
Life Sciences Tools & Services — 1.8%
Danaher Corp.	149	39,442
Thermo Fisher Scientific, Inc.	142	78,188
		117,630
Machinery — 2.0%
Deere & Co.	128	54,918
Dover Corp.	107	14,543
Ingersoll Rand, Inc.	80	4,162
Otis Worldwide Corp.	305	23,853
Parker-Hannifin Corp.	118	34,389
		131,865
Media — 1.2%
Charter Communications, Inc., Class A *	88	29,907
Comcast Corp., Class A	1,433	50,116
		80,023
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	241	9,152
Nucor Corp.	74	9,806
		18,958
Multiline Retail — 0.1%
Target Corp.	60	9,002
Multi-Utilities — 1.4%
Ameren Corp.	201	17,846
CenterPoint Energy, Inc.	671	20,114
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Public Service Enterprise Group, Inc.	377	23,122
Sempra Energy	215	33,257
		94,339
Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.	161	28,984
ConocoPhillips	591	69,746
Coterra Energy, Inc.	463	11,366
Diamondback Energy, Inc.	291	39,822
EOG Resources, Inc.	319	41,272
Exxon Mobil Corp.	1,133	125,000
Phillips 66	97	10,105
		326,295
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	929	66,824
Eli Lilly & Co.	206	75,459
Johnson & Johnson	362	63,858
Merck & Co., Inc.	447	49,637
Pfizer, Inc.	448	22,949
		278,727
Professional Services — 0.4%
Booz Allen Hamilton Holding Corp.	60	6,256
Leidos Holdings, Inc.	175	18,419
		24,675
Road & Rail — 1.2%
CSX Corp.	418	12,946
Norfolk Southern Corp.	140	34,584
Uber Technologies, Inc. *	211	5,203
Union Pacific Corp.	118	24,499
		77,232
Semiconductors & Semiconductor Equipment — 5.7%
Advanced Micro Devices, Inc. *	571	36,991
Analog Devices, Inc.	319	52,367
Broadcom, Inc.	22	11,980
Lam Research Corp.	116	48,828
Microchip Technology, Inc.	256	18,009
Micron Technology, Inc.	116	5,786
NVIDIA Corp.	425	62,106
NXP Semiconductors NV (China)	303	47,925
QUALCOMM, Inc.	77	8,460
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Teradyne, Inc.	104	9,041
Texas Instruments, Inc.	420	69,405
		370,898
Software — 8.3%
Adobe, Inc. *	147	49,615
Cadence Design Systems, Inc. *	53	8,514
DocuSign, Inc. *	135	7,465
Fortinet, Inc. *	138	6,755
Intuit, Inc.	104	40,305
Microsoft Corp.	1,659	397,912
Oracle Corp.	222	18,144
Salesforce, Inc. *	31	4,075
Workday, Inc., Class A *	87	14,536
		547,321
Specialty Retail — 3.7%
AutoNation, Inc. *	87	9,346
AutoZone, Inc. *	13	32,682
Best Buy Co., Inc.	295	23,680
Burlington Stores, Inc. *	61	12,307
Home Depot, Inc. (The)	126	39,793
Lowe's Cos., Inc.	342	68,066
O'Reilly Automotive, Inc. *	34	28,933
TJX Cos., Inc. (The)	266	21,151
Ulta Beauty, Inc. *	11	5,066
		241,024
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	3,021	392,575
Seagate Technology Holdings plc	383	20,124
		412,699
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.6%
NIKE, Inc., Class B	324	37,905
Tobacco — 0.8%
Altria Group, Inc.	476	21,782
Philip Morris International, Inc.	306	30,959
		52,741
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	227	31,830
Total Common Stocks (Cost $4,846,653)		6,425,693
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $64,859)	64,837	64,870
Total Investments — 98.9% (Cost $4,911,512)		6,490,563
Other Assets Less Liabilities — 1.1%		71,757
NET ASSETS — 100.0%		6,562,320

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	655	03/17/2023	USD	126,464	(258)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	December 31, 2022

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Auto Components — 0.8%
Aptiv plc *	15	1,350
Automobiles — 0.5%
Tesla, Inc. *	7	901
Banks — 4.2%
Bank of America Corp.	108	3,581
Citigroup, Inc.	33	1,507
Fifth Third Bancorp	37	1,207
SVB Financial Group *	3	716
		7,011
Biotechnology — 1.8%
Amgen, Inc.	7	1,951
Regeneron Pharmaceuticals, Inc. *	2	1,082
		3,033
Building Products — 1.9%
Trane Technologies plc	19	3,165
Capital Markets — 4.9%
Charles Schwab Corp. (The)	21	1,772
CME Group, Inc.	7	1,149
Intercontinental Exchange, Inc.	10	1,011
Morgan Stanley	24	2,006
S&P Global, Inc.	6	2,150
		8,088
Chemicals — 1.5%
Ecolab, Inc.	6	937
Linde plc (United Kingdom)	5	1,491
		2,428
Containers & Packaging — 1.1%
Ball Corp.	35	1,773
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	11	714
Diversified Financial Services — 1.2%
Voya Financial, Inc.	34	2,059
Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	55	2,173
Electric Utilities — 2.6%
NextEra Energy, Inc.	35	2,940
Xcel Energy, Inc.	20	1,416
		4,356
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.1%
Eaton Corp. plc	22	3,506
Entertainment — 1.5%
Netflix, Inc. *	4	1,280
Walt Disney Co. (The) *	13	1,124
		2,404
Equity Real Estate Investment Trusts (REITs) — 3.4%
American Tower Corp.	6	1,275
Equinix, Inc.	1	485
Prologis, Inc.	27	3,097
Weyerhaeuser Co.	25	778
		5,635
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	8	3,812
Food Products — 0.9%
General Mills, Inc.	18	1,513
Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp. *	88	4,094
Hologic, Inc. *	21	1,540
		5,634
Health Care Providers & Services — 3.1%
UnitedHealth Group, Inc.	10	5,180
Insurance — 3.7%
Marsh & McLennan Cos., Inc.	9	1,448
MetLife, Inc.	24	1,789
Progressive Corp. (The)	22	2,841
		6,078
Interactive Media & Services — 3.3%
Alphabet, Inc., Class A *	62	5,454
Internet & Direct Marketing Retail — 1.4%
Amazon.com, Inc. *	28	2,365
IT Services — 4.3%
Accenture plc, Class A	5	1,198
Mastercard, Inc., Class A	17	5,950
		7,148
Life Sciences Tools & Services — 5.6%
Agilent Technologies, Inc.	11	1,613
IQVIA Holdings, Inc. *	16	3,420
Thermo Fisher Scientific, Inc.	8	4,290
		9,323
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 4.3%
Deere & Co.	8	3,327
Ingersoll Rand, Inc.	47	2,428
Xylem, Inc.	12	1,370
		7,125
Media — 0.8%
Charter Communications, Inc., Class A *	4	1,245
Metals & Mining — 0.5%
Alcoa Corp.	20	903
Multiline Retail — 0.8%
Target Corp.	8	1,239
Multi-Utilities — 1.4%
Sempra Energy	15	2,381
Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	6	1,379
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	46	3,347
Merck & Co., Inc.	41	4,527
		7,874
Road & Rail — 2.2%
Norfolk Southern Corp.	10	2,472
Union Pacific Corp.	6	1,228
		3,700
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc. *	14	876
Lam Research Corp.	2	1,028
NVIDIA Corp.	9	1,274
NXP Semiconductors NV (China)	11	1,781
SolarEdge Technologies, Inc. *	4	1,156
Texas Instruments, Inc.	16	2,658
		8,773
Software — 10.5%
Autodesk, Inc. *	5	964
Cadence Design Systems, Inc. *	10	1,563
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Intuit, Inc.	6	2,437
Microsoft Corp.	49	11,635
Workday, Inc., Class A *	5	800
		17,399
Specialty Retail — 4.4%
Best Buy Co., Inc.	12	973
Home Depot, Inc. (The)	11	3,424
TJX Cos., Inc. (The)	37	2,942
		7,339
Technology Hardware, Storage & Peripherals — 5.9%
Apple, Inc.	67	8,713
Seagate Technology Holdings plc	21	1,109
		9,822
Textiles, Apparel & Luxury Goods — 0.3%
VF Corp.	18	494
Total Common Stocks (Cost $154,643)		164,776
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $1,413)	1,413	1,413
Total Investments — 99.9% (Cost $156,056)		166,189
Other Assets Less Liabilities — 0.1%		153
NET ASSETS — 100.0%		166,342

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	8	03/17/2023	USD	1,351	(31)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 4.1%
General Dynamics Corp.	231	57,331
Northrop Grumman Corp.	63	34,003
Raytheon Technologies Corp.	689	69,556
		160,890
Air Freight & Logistics — 1.4%
United Parcel Service, Inc., Class B	311	54,064
Airlines — 0.7%
Southwest Airlines Co. *	849	28,592
Banks — 8.2%
Bank of America Corp.	1,826	60,483
Citigroup, Inc.	351	15,894
Citizens Financial Group, Inc.	411	16,176
M&T Bank Corp.	157	22,719
PNC Financial Services Group, Inc. (The)	247	39,012
Truist Financial Corp.	1,015	43,698
US Bancorp	796	34,706
Wells Fargo & Co.	2,073	85,591
		318,279
Beverages — 1.3%
Monster Beverage Corp. *	184	18,732
PepsiCo, Inc.	175	31,554
		50,286
Biotechnology — 3.6%
AbbVie, Inc.	410	66,249
Amgen, Inc.	92	24,193
Biogen, Inc. *	30	8,310
Vertex Pharmaceuticals, Inc. *	140	40,371
		139,123
Capital Markets — 6.8%
BlackRock, Inc.	104	73,820
Charles Schwab Corp. (The)	323	26,929
Goldman Sachs Group, Inc. (The)	130	44,737
Morgan Stanley	787	66,873
S&P Global, Inc.	72	24,250
T. Rowe Price Group, Inc.	259	28,188
		264,797
Chemicals — 2.9%
Air Products and Chemicals, Inc.	202	62,222
Axalta Coating Systems Ltd. *	2,002	50,988
		113,210
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.6%
Republic Services, Inc.	186	24,019
Construction Materials — 1.2%
Vulcan Materials Co.	265	46,384
Consumer Finance — 1.6%
American Express Co.	257	37,969
Capital One Financial Corp.	254	23,634
		61,603
Containers & Packaging — 0.4%
Ball Corp.	293	14,964
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class B *	239	73,796
Electric Utilities — 2.2%
Entergy Corp.	124	13,990
NextEra Energy, Inc.	416	34,797
Xcel Energy, Inc.	523	36,663
		85,450
Electrical Equipment — 1.2%
Eaton Corp. plc	294	46,084
Entertainment — 0.3%
Walt Disney Co. (The) *	128	11,156
Equity Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc.	70	11,283
Host Hotels & Resorts, Inc.	1,142	18,329
Ventas, Inc.	357	16,097
		45,709
Food & Staples Retailing — 1.1%
Walmart, Inc.	296	41,977
Food Products — 1.0%
Mondelez International, Inc., Class A	583	38,841
Health Care Equipment & Supplies — 3.5%
Becton Dickinson and Co.	124	31,580
Boston Scientific Corp. *	866	40,056
Medtronic plc	451	35,047
Zimmer Biomet Holdings, Inc.	234	29,912
		136,595
Health Care Providers & Services — 5.7%
Cigna Corp.	150	49,783
Elevance Health, Inc.	75	38,596
Humana, Inc.	86	44,186
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
UnitedHealth Group, Inc.	146	77,029
Universal Health Services, Inc., Class B	71	10,017
		219,611
Hotels, Restaurants & Leisure — 1.7%
Booking Holdings, Inc. *	15	28,998
McDonald's Corp.	145	38,269
		67,267
Household Durables — 0.3%
Newell Brands, Inc.	759	9,929
Household Products — 1.2%
Procter & Gamble Co. (The)	317	48,016
Insurance — 4.5%
Chubb Ltd.	207	45,658
Hartford Financial Services Group, Inc. (The)	548	41,519
Loews Corp.	307	17,920
Marsh & McLennan Cos., Inc.	117	19,369
MetLife, Inc.	477	34,498
Prudential Financial, Inc.	176	17,553
		176,517
Interactive Media & Services — 2.1%
Alphabet, Inc., Class C *	428	37,927
Meta Platforms, Inc., Class A *	357	42,997
		80,924
IT Services — 0.7%
International Business Machines Corp.	200	28,181
Machinery — 2.2%
Dover Corp.	393	53,195
Parker-Hannifin Corp.	108	31,453
		84,648
Media — 1.2%
Comcast Corp., Class A	1,307	45,703
Multiline Retail — 0.9%
Dollar General Corp.	143	35,312
Multi-Utilities — 1.8%
CMS Energy Corp.	669	42,381
Public Service Enterprise Group, Inc.	425	26,014
		68,395
Oil, Gas & Consumable Fuels — 8.6%
Chevron Corp.	256	45,916
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
ConocoPhillips	895	105,571
EOG Resources, Inc.	511	66,213
Exxon Mobil Corp.	970	107,035
Valero Energy Corp.	70	8,845
		333,580
Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	1,156	83,219
Eli Lilly & Co.	79	28,848
Johnson & Johnson	402	71,037
Merck & Co., Inc.	133	14,746
Pfizer, Inc.	626	32,072
		229,922
Road & Rail — 1.0%
CSX Corp.	1,235	38,254
Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices, Inc.	362	59,394
Lam Research Corp.	46	19,216
NXP Semiconductors NV (China)	290	45,783
Texas Instruments, Inc.	309	51,097
		175,490
Software — 1.0%
Microsoft Corp.	166	39,768
Specialty Retail — 5.3%
AutoZone, Inc. *	17	41,180
Home Depot, Inc. (The)	150	47,242
Lowe's Cos., Inc.	170	33,928
O'Reilly Automotive, Inc. *	34	28,697
TJX Cos., Inc. (The)	708	56,402
		207,449
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	99	12,813
Textiles, Apparel & Luxury Goods — 1.1%
NIKE, Inc., Class B	351	41,110
Tobacco — 1.4%
Philip Morris International, Inc.	537	54,334
Wireless Telecommunication Services — 0.6%
T-Mobile US, Inc. *	175	24,584
Total Common Stocks (Cost $3,220,808)		3,777,626
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	105

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.9%
Investment Companies — 3.9%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $152,346)	152,309	152,385
Total Investments — 101.1% (Cost $3,373,154)		3,930,011
Liabilities in Excess of Other Assets — (1.1)%		(44,035)
NET ASSETS — 100.0%		3,885,976

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$47,759,316	$6,861,134	$4,690,979	$14,358,343
Investments in affiliates, at value	1,348,409	123,024	80,668	339,876
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	126,578	139,454	43,351	—
Options purchased, at value	—	—	—	335,593
Cash	4,605	—(a)	309	19
Deposits at broker for futures contracts	—	2,416	4,176	20,785
Receivables:
Investment securities sold	—	—	85,531	1,409,718
Fund shares sold	53,521	112,266	15,539	16,781
Interest from non-affiliates	—	—	22,933	—
Dividends from non-affiliates	96,071	5,982	5,803	14,796
Dividends from affiliates	166	83	10	778
Securities lending income (See Note 2.C.)	—	21	—	—
Variation margin on futures contracts	—	—	201	—
Due from adviser	—	12	—	—
Total Assets	49,388,666	7,244,392	4,949,500	16,496,689
LIABILITIES:
Payables:
Distributions	—	—	1,605	—
Investment securities purchased	—	95,761	94,997	1,431,134
Collateral received on securities loaned (See Note 2.C.)	126,578	139,454	43,351	—
Fund shares redeemed	84,857	19,713	34,446	29,866
Variation margin on futures contracts	—	118	—	972
Outstanding options written, at fair value	—	—	—	339,228
Accrued liabilities:
Investment advisory fees	16,715	—	968	3,110
Administration fees	1,390	171	283	838
Distribution fees	1,858	200	157	530
Service fees	5,555	220	633	2,810
Custodian and accounting fees	277	40	14	105
Trustees’ and Chief Compliance Officer’s fees	—(a)	—(a)	1	—
Other	825	93	23	1,105
Total Liabilities	238,055	255,770	176,478	1,809,698
Net Assets	$49,150,611	$6,988,622	$4,773,022	$14,686,991

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$34,936,401	$4,085,895	$5,152,360	$12,599,969
Total distributable earnings (loss)	14,214,210	2,902,727	(379,338)	2,087,022
Total Net Assets	$49,150,611	$6,988,622	$4,773,022	$14,686,991
Net Assets:
Class A	$4,690,375	$671,022	$253,241	$1,301,726
Class C	1,158,158	85,754	167,994	400,106
Class I	18,944,906	874,058	2,675,522	11,474,396
Class R2	106,350	—	—	—
Class R3	241,708	—	—	—
Class R4	237,336	—	—	—
Class R5	1,348,361	—	471	5,394
Class R6	22,423,417	5,357,788	1,675,794	1,505,369
Total	$49,150,611	$6,988,622	$4,773,022	$14,686,991
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	211,925	11,675	18,573	53,189
Class C	53,552	1,507	12,320	16,470
Class I	839,177	15,185	196,164	467,322
Class R2	4,831	—	—	—
Class R3	10,931	—	—	—
Class R4	10,521	—	—	—
Class R5	59,676	—	34	219
Class R6	993,303	93,065	122,894	61,173
Net Asset Value (a):
Class A — Redemption price per share	$22.13	$57.48	$13.64	$24.47
Class C — Offering price per share (b)	21.63	56.88	13.64	24.29
Class I — Offering and redemption price per share	22.58	57.56	13.64	24.55
Class R2 — Offering and redemption price per share	22.01	—	—	—
Class R3 — Offering and redemption price per share	22.11	—	—	—
Class R4 — Offering and redemption price per share	22.56	—	—	—
Class R5 — Offering and redemption price per share	22.59	—	13.64	24.60
Class R6 — Offering and redemption price per share	22.57	57.57	13.64	24.61
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.36	$60.66	$14.40	$25.83
Cost of investments in non-affiliates	$33,596,290	$3,702,494	$4,524,663	$11,016,037
Cost of investments in affiliates	1,347,993	81,519	80,652	339,876
Cost of options purchased	—	—	—	334,100
Investment securities on loan, at value (See Note 2.C.)	121,519	135,746	42,424	—
Cost of investment of cash collateral (See Note 2.C.)	126,578	139,435	43,351	—
Premiums received from options written	—	—	—	344,700

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	December 31, 2022

	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,099,929	$2,660,396	$33,948,439	$3,343,168
Investments in affiliates, at value	52,983	31,132	3,034,722	101,333
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	36,470	—
Options purchased, at value	33,630	91,914	—	—
Cash	938	261	10,002	318
Deposits at broker for futures contracts	3,454	2,342	—	—
Receivables:
Investment securities sold	1,851	1,361	—	726
Fund shares sold	10,274	14,569	147,414	5,317
Dividends from non-affiliates	4,307	2,656	15,439	4,480
Dividends from affiliates	6	4	373	13
Securities lending income (See Note 2.C.)	—	—	6	—
Total Assets	4,207,372	2,804,635	37,192,865	3,455,355
LIABILITIES:
Payables:
Investment securities purchased	1,654	1,093	—	—
Collateral received on securities loaned (See Note 2.C.)	—	—	36,470	—
Fund shares redeemed	48,933	12,428	79,555	4,532
Variation margin on futures contracts	165	127	—	—
Outstanding options written, at fair value	8,101	11,651	—	—
Accrued liabilities:
Investment advisory fees	932	565	12,720	1,061
Administration fees	281	166	473	153
Distribution fees	216	98	1,271	124
Service fees	864	552	3,490	376
Custodian and accounting fees	24	18	222	20
Other	123	123	294	68
Total Liabilities	61,293	26,821	134,495	6,334
Net Assets	$4,146,079	$2,777,814	$37,058,370	$3,449,021
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,922,604	$3,105,125	$31,693,385	$3,130,021
Total distributable earnings (loss)	(776,525)	(327,311)	5,364,985	319,000
Total Net Assets	$4,146,079	$2,777,814	$37,058,370	$3,449,021
Net Assets:
Class A	$300,624	$122,873	$3,791,611	$282,344
Class C	225,770	110,406	530,904	93,350
Class I	3,294,645	2,384,003	11,122,157	1,401,639
Class R2	—	—	96,973	13,623
Class R3	—	—	239,133	6,700
Class R4	—	—	199,026	596
Class R5	637	464	615,455	26,349
Class R6	324,403	160,068	20,463,111	1,624,420
Total	$4,146,079	$2,777,814	$37,058,370	$3,449,021
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,679	8,679	86,992	15,461
Class C	16,317	7,820	18,407	5,393
Class I	237,277	168,157	248,630	78,444
Class R2	—	—	2,371	754
Class R3	—	—	5,449	376
Class R4	—	—	4,459	33
Class R5	46	33	13,281	1,456
Class R6	23,347	11,280	436,123	90,489
Net Asset Value (a):
Class A — Redemption price per share	$13.87	$14.16	$43.59	$18.26
Class C — Offering price per share (b)	13.84	14.12	28.84	17.31
Class I — Offering and redemption price per share	13.89	14.18	44.73	17.87
Class R2 — Offering and redemption price per share	—	—	40.90	18.07
Class R3 — Offering and redemption price per share	—	—	43.90	17.83
Class R4 — Offering and redemption price per share	—	—	44.63	18.28
Class R5 — Offering and redemption price per share	13.89	14.19	46.34	18.10
Class R6 — Offering and redemption price per share	13.89	14.19	46.92	17.95
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.64	$14.94	$46.01	$19.27
Cost of investments in non-affiliates	$4,266,423	$2,761,058	$28,093,908	$2,984,610
Cost of investments in affiliates	52,983	31,132	3,033,674	101,321
Cost of options purchased	108,320	59,266	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	35,665	—
Cost of investment of cash collateral (See Note 2.C.)	—	—	36,469	—
Premiums received from options written	106,620	57,744	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$187,609	$19,219,659	$905,335	$1,603,359
Investments in affiliates, at value	2,151	67,829	23,559	20,744
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	60,098	—	—
Cash	9	658	61	119
Deposits at broker for futures contracts	270	—	1,324	—
Receivables:
Investment securities sold	—	78,515	1,803	—
Fund shares sold	33	98,373	340	448
Dividends from non-affiliates	206	11,929	567	1,531
Dividends from affiliates	—(a)	8	3	3
Securities lending income (See Note 2.C.)	—	11	—	—
Total Assets	190,278	19,537,080	932,992	1,626,204
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	317,993
Dividend expense to non-affiliates on securities sold short	—	—	—	638
Investment securities purchased	—	102,274	1,341	—
Interest expense to non-affiliates on securities sold short	—	—	—	170
Collateral received on securities loaned (See Note 2.C.)	—	60,098	—	—
Fund shares redeemed	285	60,769	1,562	6,643
Variation margin on futures contracts	5	—	63	—
Accrued liabilities:
Investment advisory fees	34	6,337	211	707
Administration fees	3	840	40	43
Distribution fees	15	727	43	67
Service fees	18	1,238	55	50
Custodian and accounting fees	5	120	8	19
Other	95	206	62	104
Total Liabilities	460	232,609	3,385	326,434
Net Assets	$189,818	$19,304,471	$929,607	$1,299,770

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$166,491	$14,483,699	$701,423	$554,121
Total distributable earnings (loss)	23,327	4,820,772	228,184	745,649
Total Net Assets	$189,818	$19,304,471	$929,607	$1,299,770
Net Assets:
Class A	$47,639	$1,670,184	$88,007	$212,257
Class C	5,633	350,285	14,520	27,302
Class I	89,338	2,260,809	81,025	781,217
Class L	—	1,576,475	—	—
Class R2	2,660	225,655	29,872	4,550
Class R3	—	164,712	—	—
Class R4	—	57,225	—	—
Class R5	3,750	946,984	99,355	25,681
Class R6	40,798	12,052,142	616,828	248,763
Total	$189,818	$19,304,471	$929,607	$1,299,770
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,790	98,235	1,864	14,856
Class C	217	21,685	320	2,359
Class I	3,314	132,422	1,668	52,139
Class L	—	92,108	—	—
Class R2	101	13,456	660	357
Class R3	—	9,737	—	—
Class R4	—	3,359	—	—
Class R5	139	55,305	2,092	1,688
Class R6	1,509	701,990	12,997	16,367
Net Asset Value (a):
Class A — Redemption price per share	$26.62	$17.00	$47.21	$14.29
Class C — Offering price per share (b)	25.95	16.15	45.34	11.57
Class I — Offering and redemption price per share	26.96	17.07	48.58	14.98
Class L — Offering and redemption price per share	—	17.12	—	—
Class R2 — Offering and redemption price per share	26.21	16.77	45.24	12.75
Class R3 — Offering and redemption price per share	—	16.92	—	—
Class R4 — Offering and redemption price per share	—	17.04	—	—
Class R5 — Offering and redemption price per share	27.03	17.12	47.49	15.21
Class R6 — Offering and redemption price per share	27.03	17.17	47.46	15.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.09	$17.94	$49.83	$15.08
Cost of investments in non-affiliates	$162,519	$13,939,283	$667,309	$975,996
Cost of investments in affiliates	2,150	67,811	23,557	20,742
Investment securities on loan, at value (See Note 2.C.)	—	55,846	—	—
Cost of investment of cash collateral (See Note 2.C.)	—	60,084	—	—
Proceeds from securities sold short	—	—	—	356,946

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$6,425,693	$164,776	$3,777,626
Investments in affiliates, at value	64,870	1,413	152,385
Cash	229	8	453
Deposits at broker for futures contracts	3,392	241	—
Receivables:
Investment securities sold	2,899	906	—
Fund shares sold	65,990	44	12,805
Dividends from non-affiliates	6,595	157	4,797
Dividends from affiliates	8	—(a)	19
Other assets	—	—	108
Total Assets	6,569,676	167,545	3,948,193
LIABILITIES:
Payables:
Investment securities purchased	2,533	907	54,570
Fund shares redeemed	2,983	177	5,321
Variation margin on futures contracts	169	3	—
Accrued liabilities:
Investment advisory fees	1,132	28	1,198
Administration fees	235	1	182
Distribution fees	36	11	264
Service fees	70	5	619
Custodian and accounting fees	24	4	16
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	174	67	46
Total Liabilities	7,356	1,203	62,217
Net Assets	$6,562,320	$166,342	$3,885,976

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$5,146,136	$177,621	$3,351,370
Total distributable earnings (loss)	1,416,184	(11,279)	534,606
Total Net Assets	$6,562,320	$166,342	$3,885,976
Net Assets:
Class A	$162,851	$38,436	$954,841
Class C	—	4,288	98,123
Class I	625,171	76,720	1,895,901
Class R2	—	—	4,234
Class R3	—	—	10,687
Class R4	—	—	2,248
Class R5	—	—	6,695
Class R6	5,774,298	46,898	913,247
Total	$6,562,320	$166,342	$3,885,976
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,648	774	14,770
Class C	—	88	1,722
Class I	21,392	1,532	27,558
Class R2	—	—	65
Class R3	—	—	156
Class R4	—	—	33
Class R5	—	—	97
Class R6	197,914	936	13,164
Net Asset Value (a):
Class A — Redemption price per share	$28.84	$49.68	$64.65
Class C — Offering price per share (b)	—	48.63	56.98
Class I — Offering and redemption price per share	29.23	50.10	68.80
Class R2 — Offering and redemption price per share	—	—	64.74
Class R3 — Offering and redemption price per share	—	—	68.60
Class R4 — Offering and redemption price per share	—	—	68.79
Class R5 — Offering and redemption price per share	—	—	69.34
Class R6 — Offering and redemption price per share	29.18	50.08	69.37
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$30.44	$52.43	$68.23
Cost of investments in non-affiliates	$4,846,653	$154,643	$3,220,808
Cost of investments in affiliates	64,859	1,413	152,346

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$25	$242,537	$100
Interest income from affiliates	—	—	15	30
Dividend income from non-affiliates	644,857	59,947	34,625	128,702
Dividend income from affiliates	16,583	1,713	1,269	2,218
Income from securities lending (net) (See Note 2.C.)	—	138	—	—
Total investment income	661,440	61,823	278,446	131,050
EXPENSES:
Investment advisory fees	96,609	1,461	5,324	19,820
Administration fees	8,145	2,740	1,597	5,192
Distribution fees:
Class A	5,845	853	891	1,876
Class C	4,512	333	2,155	1,582
Class R2	268	—	—	—
Class R3	299	—	—	—
Service fees:
Class A	5,845	853	891	1,876
Class C	1,504	111	718	527
Class I	23,218	1,322	2,953	15,427
Class R2	134	—	—	—
Class R3	299	—	—	—
Class R4	281	—	—	—
Class R5	678	—	—(a)	3
Custodian and accounting fees	748	132	79	262
Interest expense to affiliates	—	40	—(a)	1
Professional fees	169	45	66	89
Trustees’ and Chief Compliance Officer’s fees	92	25	20	39
Printing and mailing costs	1,098	77	83	332
Registration and filing fees	580	126	276	376
Transfer agency fees (See Note 2.L.)	455	109	42	112
Other	606	60	49	273
Total expenses	151,385	8,287	15,144	47,787
Less fees waived	(664)	(3,945)	(139)	(123)
Less expense reimbursements	(4)	(22)	(1)	(2)
Net expenses	150,717	4,320	15,004	47,662
Net investment income (loss)	510,723	57,503	263,442	83,388

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	115

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$531,580	$(98,772)	$(302,464)	$27,000
Investments in affiliates	(9)	(1,368)	15	—
Options purchased	—	—	—	(1,003,433)
Futures contracts	—	3,262	4,413	9,382
Options written	—	—	—	901,195
Net realized gain (loss)	531,571	(96,878)	(298,036)	(65,856)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,494,910	195,458	239,701	218,708
Investments in affiliates	391	14,897	14	—
Options purchased	—	—	—	22,121
Futures contracts	—	(320)	999	(7,881)
Options written	—	—	—	(969)
Change in net unrealized appreciation/depreciation	2,495,301	210,035	240,714	231,979
Net realized/unrealized gains (losses)	3,026,872	113,157	(57,322)	166,123
Change in net assets resulting from operations	$3,537,595	$170,660	$206,120	$249,511
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	December 31, 2022

	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$49	$27	$—	$—
Dividend income from non-affiliates	42,266	21,436	196,313	33,995
Dividend income from affiliates	905	660	41,111	1,439
Income from securities lending (net) (See Note 2.C.)	—	—	33	1
Total investment income	43,220	22,123	237,457	35,435
EXPENSES:
Investment advisory fees	6,867	3,460	79,688	6,610
Administration fees	2,060	1,038	7,638	1,239
Distribution fees:
Class A	423	150	4,966	322
Class C	934	400	2,157	321
Class R2	—	—	242	33
Class R3	—	—	288	8
Service fees:
Class A	423	150	4,966	322
Class C	311	133	719	107
Class I	5,208	2,903	13,408	1,629
Class R2	—	—	121	17
Class R3	—	—	288	8
Class R4	—	—	224	1
Class R5	—	—(a)	336	12
Custodian and accounting fees	92	53	554	55
Professional fees	55	47	129	35
Trustees’ and Chief Compliance Officer’s fees	22	17	69	18
Printing and mailing costs	138	66	736	93
Registration and filing fees	263	213	729	125
Transfer agency fees (See Note 2.L.)	26	12	346	140
Other	95	46	458	57
Total expenses	16,917	8,688	118,062	11,152
Less fees waived	(59)	(105)	(13,814)	(1,149)
Less expense reimbursements	(3)	(2)	(6)	(1)
Net expenses	16,855	8,581	104,242	10,002
Net investment income (loss)	26,365	13,542	133,215	25,433

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	117

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JP Morgan Hedged Equity 2 Fund	JP Morgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(359,276)	$(150,975)	$(347,218)	$3,490
Investments in affiliates	—	—	(77)	26
Options purchased	(295,017)	(169,954)	—	—
Futures contracts	(2,672)	(1,720)	—	—
Options written	337,066	147,293	—	—
Net realized gain (loss)	(319,899)	(175,356)	(347,295)	3,516
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	468,284	216,680	705,589	211,681
Investments in affiliates	—	—	1,063	4
Options purchased	(129,423)	(26,727)	—	—
Futures contracts	(515)	366	—	—
Options written	(76,690)	(4,158)	—	—
Change in net unrealized appreciation/depreciation	261,656	186,161	706,652	211,685
Net realized/unrealized gains (losses)	(58,243)	10,805	359,357	215,201
Change in net assets resulting from operations	$(31,878)	$24,347	$492,572	$240,634
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$69	$21	$14
Dividend income from non-affiliates	2,380	166,562	4,745	12,778
Dividend income from affiliates	45	4,372	423	541
Income from securities lending (net) (See Note 2.C.)	—	—	—(a)	—
Total investment income	2,428	171,003	5,189	13,333
EXPENSES:
Investment advisory fees	299	39,123	1,515	5,254
Administration fees	75	6,148	379	606
Distribution fees:
Class A	61	2,123	120	301
Class C	25	1,385	73	109
Class R2	7	582	80	12
Class R3	—	208	—	—
Service fees:
Class A	61	2,123	120	301
Class C	9	462	24	36
Class I	120	2,635	113	1,197
Class L	—	830	—	—
Class R2	3	291	40	6
Class R3	—	208	—	—
Class R4	—	74	—	—
Class R5	2	482	53	15
Custodian and accounting fees	13	313	18	41
Interest expense to affiliates	—	21	—	—
Professional fees	24	91	28	34
Trustees’ and Chief Compliance Officer’s fees	12	45	14	15
Printing and mailing costs	9	210	26	36
Registration and filing fees	43	143	42	47
Transfer agency fees (See Note 2.L.)	6	225	21	25
Dividend expense to non-affiliates on securities sold short	—	—	—	5,064
Interest expense to non-affiliates on securities sold short	—	—	—	75
Other	7	251	15	29
Total expenses	776	57,973	2,681	13,203
Less fees waived	(228)	(3,560)	(359)	(1,363)
Less expense reimbursements	(1)	(64)	(1)	(2)
Net expenses	547	54,349	2,321	11,838
Net investment income (loss)	1,881	116,654	2,868	1,495

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$3,405	$81,273	$(412)	$248,348
Investments in affiliates	—(a)	166	5	18
Futures contracts	158	14,998	816	(2,020)
Securities sold short	—	—	—	15,292
Net realized gain (loss)	3,563	96,437	409	261,638
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	5,706	65,401	(10,148)	(143,797)
Investments in affiliates	1	3	—(a)	2
Futures contracts	(149)	(5,370)	(37)	—
Securities sold short	—	—	—	(29,085)
Change in net unrealized appreciation/depreciation	5,558	60,034	(10,185)	(172,880)
Net realized/unrealized gains (losses)	9,121	156,471	(9,776)	88,758
Change in net assets resulting from operations	$11,002	$273,125	$(6,908)	$90,253

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$36	$3	$—
Dividend income from non-affiliates	55,098	1,306	36,724
Dividend income from affiliates	864	40	1,698
Income from securities lending (net) (See Note 2.C.)	—	—(a)	—
Total investment income	55,998	1,349	38,422
EXPENSES:
Investment advisory fees	8,686	277	6,686
Administration fees	2,606	69	1,254
Distribution fees:
Class A	205	49	1,042
Class C	—	17	314
Class R2	—	—	10
Class R3	—	—	12
Service fees:
Class A	205	49	1,042
Class C	—	6	105
Class I	839	116	2,092
Class R2	—	—	5
Class R3	—	—	12
Class R4	—	—	1
Class R5	—	—	3
Custodian and accounting fees	111	13	53
Professional fees	43	24	35
Trustees’ and Chief Compliance Officer’s fees	23	13	19
Printing and mailing costs	20	15	54
Registration and filing fees	18	36	77
Transfer agency fees (See Note 2.L.)	33	4	76
Other	56	8	53
Total expenses	12,845	696	12,945
Less fees waived	(3,559)	(281)	(982)
Less expense reimbursements	(1)	(1)	(5)
Net expenses	9,285	414	11,958
Net investment income (loss)	46,713	935	26,464

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(101,670)	$(12,107)	$(9,654)
Investments in affiliates	9	1	14
Futures contracts	4,578	(248)	—
Net realized gain (loss)	(97,083)	(12,354)	(9,640)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	197,172	15,889	245,189
Investments in affiliates	5	—(a)	32
Futures contracts	2,580	31	—
Change in net unrealized appreciation/depreciation	199,757	15,920	245,221
Net realized/unrealized gains (losses)	102,674	3,566	235,581
Change in net assets resulting from operations	$149,387	$4,501	$262,045

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$510,723	$886,565	$57,503	$101,081
Net realized gain (loss)	531,571	1,238,389	(96,878)	(52,316)
Change in net unrealized appreciation/depreciation	2,495,301	(2,960,468)	210,035	(925,122)
Change in net assets resulting from operations	3,537,595	(835,514)	170,660	(876,357)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(126,348)	(164,725)	(4,785)	(17,775)
Class C	(29,678)	(42,186)	(356)	(1,864)
Class I	(520,627)	(669,432)	(8,114)	(36,175)
Class R2	(2,787)	(2,569)	—	—
Class R3	(6,506)	(8,711)	—	—
Class R4	(6,376)	(8,137)	—	—
Class R5	(38,581)	(58,431)	—	—
Class R6	(642,269)	(826,895)	(49,030)	(150,588)
Total distributions to shareholders	(1,373,172)	(1,781,086)	(62,285)	(206,402)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,014,774	2,182,357	(377,537)	1,696,102
NET ASSETS:
Change in net assets	3,179,197	(434,243)	(269,162)	613,343
Beginning of period	45,971,414	46,405,657	7,257,784	6,644,441
End of period	$49,150,611	$45,971,414	$6,988,622	$7,257,784
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$263,442	$210,266	$83,388	$140,327
Net realized gain (loss)	(298,036)	(209,562)	(65,856)	1,518,270
Change in net unrealized appreciation/depreciation	240,714	(142,757)	231,979	(2,769,488)
Change in net assets resulting from operations	206,120	(142,053)	249,511	(1,110,891)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(43,251)	(51,883)	(7,364)	(9,354)
Class C	(33,399)	(42,257)	(1,023)	(427)
Class I	(148,819)	(109,468)	(74,492)	(108,876)
Class R5	(22)	(10)	(38)	(54)
Class R6	(40,381)	(6,808)	(11,637)	(18,335)
Total distributions to shareholders	(265,872)	(210,426)	(94,554)	(137,046)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,222,183	3,062,266	(1,962,300)	(552,652)
NET ASSETS:
Change in net assets	1,162,431	2,709,787	(1,807,343)	(1,800,589)
Beginning of period	3,610,591	900,804	16,494,334	18,294,923
End of period	$4,773,022	$3,610,591	$14,686,991	$16,494,334
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,365	$29,452	$13,542	$16,115
Net realized gain (loss)	(319,899)	(61,799)	(175,356)	(93,979)
Change in net unrealized appreciation/depreciation	261,656	(446,699)	186,161	(228,737)
Change in net assets resulting from operations	(31,878)	(479,046)	24,347	(306,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,144)	(1,015)	(1,859)	(392)
Class C	(13,368)	(134)	(1,401)	(57)
Class I	(215,902)	(21,141)	(37,700)	(11,480)
Class R5	(40)	(5)	(8)	(1)
Class R6	(22,911)	(4,458)	(2,409)	(2,793)
Total distributions to shareholders	(271,365)	(26,753)	(43,377)	(14,723)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,174,145)	4,737,398	(54,449)	2,606,051
NET ASSETS:
Change in net assets	(1,477,388)	4,231,599	(73,479)	2,284,727
Beginning of period	5,623,467	1,391,868	2,851,293	566,566
End of period	$4,146,079	$5,623,467	$2,777,814	$2,851,293
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$133,215	$50,507	$25,433	$43,443
Net realized gain (loss)	(347,295)	1,517,721	3,516	163,503
Change in net unrealized appreciation/depreciation	706,652	(9,343,191)	211,685	(382,731)
Change in net assets resulting from operations	492,572	(7,774,963)	240,634	(175,785)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,896)	(708,158)	(12,991)	(16,253)
Class C	(24,062)	(155,323)	(4,352)	(4,773)
Class I	(364,265)	(1,544,842)	(68,630)	(104,910)
Class R2	(3,100)	(20,184)	(640)	(882)
Class R3	(7,437)	(39,213)	(337)	(34)
Class R4	(6,489)	(31,893)	(28)	(16)
Class R5	(20,860)	(117,247)	(1,327)	(1,981)
Class R6	(676,915)	(2,685,495)	(82,897)	(126,428)
Total distributions to shareholders	(1,221,024)	(5,302,355)	(171,202)	(255,277)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,440,124	7,007,636	183,571	(714,390)
NET ASSETS:
Change in net assets	5,711,672	(6,069,682)	253,003	(1,145,452)
Beginning of period	31,346,698	37,416,380	3,196,018	4,341,470
End of period	$37,058,370	$31,346,698	$3,449,021	$3,196,018
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,881	$3,649	$116,654	$158,360
Net realized gain (loss)	3,563	43,442	96,437	1,030,616
Change in net unrealized appreciation/depreciation	5,558	(53,168)	60,034	(3,197,370)
Change in net assets resulting from operations	11,002	(6,077)	273,125	(2,008,394)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,618)	(14,584)	(71,238)	(181,929)
Class C	(326)	(2,524)	(15,018)	(41,990)
Class I	(5,058)	(30,625)	(99,860)	(202,500)
Class L	—	—	(71,121)	(202,579)
Class R2	(144)	(689)	(9,507)	(26,985)
Class R3	—	—	(7,047)	(18,705)
Class R4	—	—	(2,521)	(6,517)
Class R5	(211)	(1,033)	(42,428)	(115,744)
Class R6	(2,286)	(10,385)	(534,851)	(1,409,196)
Total distributions to shareholders	(10,643)	(59,840)	(853,591)	(2,206,145)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,039)	(13,864)	1,278,028	2,977,797
NET ASSETS:
Change in net assets	(6,680)	(79,781)	697,562	(1,236,742)
Beginning of period	196,498	276,279	18,606,909	19,843,651
End of period	$189,818	$196,498	$19,304,471	$18,606,909
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,868	$4,062	$1,495	$(2,372)
Net realized gain (loss)	409	118,280	261,638	528,372
Change in net unrealized appreciation/depreciation	(10,185)	(316,184)	(172,880)	(746,737)
Change in net assets resulting from operations	(6,908)	(193,842)	90,253	(220,737)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,541)	(23,478)	(57,958)	(81,344)
Class C	(679)	(5,967)	(8,148)	(10,063)
Class I	(3,403)	(31,685)	(214,694)	(393,194)
Class R2	(1,206)	(9,121)	(1,333)	(1,484)
Class R5	(4,404)	(26,875)	(6,790)	(7,963)
Class R6	(28,012)	(145,336)	(78,294)	(131,817)
Total distributions to shareholders	(41,245)	(242,462)	(367,217)	(625,865)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,611	104,865	(60,336)	(167,574)
NET ASSETS:
Change in net assets	(46,542)	(331,439)	(337,300)	(1,014,176)
Beginning of period	976,149	1,307,588	1,637,070	2,651,246
End of period	$929,607	$976,149	$1,299,770	$1,637,070
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,713	$67,233	$935	$1,539
Net realized gain (loss)	(97,083)	220,364	(12,354)	(6,428)
Change in net unrealized appreciation/depreciation	199,757	(1,102,251)	15,920	(32,779)
Change in net assets resulting from operations	149,387	(814,654)	4,501	(37,668)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,510)	(20,391)	(374)	(1,320)
Class C	—	—	(16)	(170)
Class I	(14,781)	(89,423)	(927)	(4,168)
Class R6	(133,780)	(594,375)	(594)	(1,394)
Total distributions to shareholders	(152,071)	(704,189)	(1,911)	(7,052)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(186,034)	3,217,839	(21,654)	114,576
NET ASSETS:
Change in net assets	(188,718)	1,698,996	(19,064)	69,856
Beginning of period	6,751,038	5,052,042	185,406	115,550
End of period	$6,562,320	$6,751,038	$166,342	$185,406
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,464	$29,730
Net realized gain (loss)	(9,640)	852
Change in net unrealized appreciation/depreciation	245,221	(206,740)
Change in net assets resulting from operations	262,045	(176,158)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,084)	(17,510)
Class C	(855)	(1,448)
Class I	(18,936)	(31,283)
Class R2	(38)	(74)
Class R3	(95)	(246)
Class R4	(18)	(8)
Class R5	(69)	(100)
Class R6	(9,707)	(12,025)
Total distributions to shareholders	(38,802)	(62,694)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	848,405	1,346,195
NET ASSETS:
Change in net assets	1,071,648	1,107,343
Beginning of period	2,814,328	1,706,985
End of period	$3,885,976	$2,814,328
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$238,293	$729,686	$49,771	$82,713
Distributions reinvested	117,047	153,110	4,615	17,193
Cost of shares redeemed	(438,859)	(776,708)	(46,410)	(96,507)
Change in net assets resulting from Class A capital transactions	(83,519)	106,088	7,976	3,399
Class C
Proceeds from shares issued	18,873	107,183	6,612	13,393
Distributions reinvested	27,372	38,831	305	1,551
Cost of shares redeemed	(148,662)	(366,921)	(8,988)	(25,208)
Change in net assets resulting from Class C capital transactions	(102,417)	(220,907)	(2,071)	(10,264)
Class I
Proceeds from shares issued	2,038,668	4,277,091	98,107	1,002,982
Distributions reinvested	473,973	611,196	7,720	34,655
Cost of shares redeemed	(2,008,056)	(4,266,919)	(369,927)	(713,355)
Change in net assets resulting from Class I capital transactions	504,585	621,368	(264,100)	324,282
Class R2
Proceeds from shares issued	8,722	55,288	—	—
Distributions reinvested	2,748	2,523	—	—
Cost of shares redeemed	(12,138)	(25,869)	—	—
Change in net assets resulting from Class R2 capital transactions	(668)	31,942	—	—
Class R3
Proceeds from shares issued	23,321	59,868	—	—
Distributions reinvested	5,060	6,729	—	—
Cost of shares redeemed	(30,062)	(103,259)	—	—
Change in net assets resulting from Class R3 capital transactions	(1,681)	(36,662)	—	—
Class R4
Proceeds from shares issued	29,915	72,823	—	—
Distributions reinvested	6,376	8,137	—	—
Cost of shares redeemed	(20,824)	(107,227)	—	—
Change in net assets resulting from Class R4 capital transactions	15,467	(26,267)	—	—
Class R5
Proceeds from shares issued	114,795	273,919	—	—
Distributions reinvested	37,663	56,256	—	—
Cost of shares redeemed	(163,775)	(616,133)	—	—
Change in net assets resulting from Class R5 capital transactions	(11,317)	(285,958)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,097,426	$6,295,923	$423,799	$2,125,519
Distributions reinvested	619,913	795,963	48,396	147,435
Cost of shares redeemed	(2,023,015)	(5,099,133)	(591,537)	(894,269)
Change in net assets resulting from Class R6 capital transactions	694,324	1,992,753	(119,342)	1,378,685
Total change in net assets resulting from capital transactions	$1,014,774	$2,182,357	$(377,537)	$1,696,102
SHARE TRANSACTIONS:
Class A
Issued	10,871	32,056	851	1,254
Reinvested	5,231	6,715	82	254
Redeemed	(19,902)	(34,107)	(791)	(1,462)
Change in Class A Shares	(3,800)	4,664	142	46
Class C
Issued	877	4,817	114	203
Reinvested	1,249	1,740	5	23
Redeemed	(6,934)	(16,497)	(157)	(388)
Change in Class C Shares	(4,808)	(9,940)	(38)	(162)
Class I
Issued	91,173	184,268	1,661	15,113
Reinvested	20,788	26,306	137	511
Redeemed	(89,764)	(183,505)	(6,353)	(11,065)
Change in Class I Shares	22,197	27,069	(4,555)	4,559
Class R2
Issued	401	2,393	—	—
Reinvested	123	111	—	—
Redeemed	(557)	(1,142)	—	—
Change in Class R2 Shares	(33)	1,362	—	—
Class R3
Issued	1,059	2,633	—	—
Reinvested	226	295	—	—
Redeemed	(1,370)	(4,499)	—	—
Change in Class R3 Shares	(85)	(1,571)	—	—
Class R4
Issued	1,334	3,143	—	—
Reinvested	280	351	—	—
Redeemed	(931)	(4,626)	—	—
Change in Class R4 Shares	683	(1,132)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	5,113	11,784	—	—
Reinvested	1,652	2,419	—	—
Redeemed	(7,364)	(26,600)	—	—
Change in Class R5 Shares	(599)	(12,397)	—	—
Class R6
Issued	93,886	270,256	7,269	32,487
Reinvested	27,215	34,266	854	2,194
Redeemed	(89,813)	(219,071)	(9,993)	(13,096)
Change in Class R6 Shares	31,288	85,451	(1,870)	21,585
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,702	$903,577	$229,558	$574,974
Distributions reinvested	43,051	51,745	7,324	9,306
Cost of shares redeemed	(785,377)	(133,894)	(582,577)	(592,347)
Change in net assets resulting from Class A capital transactions	(624,624)	821,428	(345,695)	(8,067)
Class C
Proceeds from shares issued	58,727	736,373	6,799	38,503
Distributions reinvested	33,381	42,175	1,023	427
Cost of shares redeemed	(657,484)	(104,072)	(49,277)	(72,125)
Change in net assets resulting from Class C capital transactions	(565,376)	674,476	(41,455)	(33,195)
Class I
Proceeds from shares issued	1,623,439	1,939,110	943,978	3,633,533
Distributions reinvested	145,446	107,196	72,473	105,652
Cost of shares redeemed	(909,113)	(530,901)	(2,464,475)	(4,412,213)
Change in net assets resulting from Class I capital transactions	859,772	1,515,405	(1,448,024)	(673,028)
Class R5
Proceeds from shares issued	296	97	336	1,099
Distributions reinvested	22	11	38	54
Cost of shares redeemed	(11)	(21)	(373)	(1,444)
Change in net assets resulting from Class R5 capital transactions	307	87	1	(291)
Class R6
Proceeds from shares issued	1,616,117	61,071	141,941	1,118,361
Distributions reinvested	35,448	950	5,052	8,295
Cost of shares redeemed	(99,461)	(11,151)	(274,120)	(964,727)
Change in net assets resulting from Class R6 capital transactions	1,552,104	50,870	(127,127)	161,929
Total change in net assets resulting from capital transactions	$1,222,183	$3,062,266	$(1,962,300)	$(552,652)
SHARE TRANSACTIONS:
Class A
Issued	8,540	59,643	9,420	22,386
Reinvested	3,171	3,498	305	362
Redeemed	(58,765)	(8,945)	(24,610)	(23,352)
Change in Class A Shares	(47,054)	54,196	(14,885)	(604)
Class C
Issued	4,279	48,586	281	1,483
Reinvested	2,459	2,850	43	17
Redeemed	(49,224)	(7,026)	(2,043)	(2,834)
Change in Class C Shares	(42,486)	44,410	(1,719)	(1,334)
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	118,038	129,090	38,597	139,740
Reinvested	10,674	7,228	3,008	4,091
Redeemed	(67,324)	(35,676)	(101,102)	(172,020)
Change in Class I Shares	61,388	100,642	(59,497)	(28,189)
Class R5
Issued	22	6	14	41
Reinvested	1	1	1	2
Redeemed	(1)	(1)	(15)	(56)
Change in Class R5 Shares	22	6	—	(13)
Class R6
Issued	121,078	3,994	5,822	42,491
Reinvested	2,563	64	209	320
Redeemed	(7,236)	(741)	(11,198)	(37,604)
Change in Class R6 Shares	116,405	3,317	(5,167)	5,207
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,386	$365,352	$41,346	$152,621
Distributions reinvested	19,142	1,015	1,855	390
Cost of shares redeemed	(97,379)	(92,936)	(29,504)	(48,794)
Change in net assets resulting from Class A capital transactions	30,149	273,431	13,697	104,217
Class C
Proceeds from shares issued	30,740	235,920	30,332	100,232
Distributions reinvested	13,358	134	1,393	57
Cost of shares redeemed	(43,470)	(28,929)	(17,013)	(10,009)
Change in net assets resulting from Class C capital transactions	628	207,125	14,712	90,280
Class I
Proceeds from shares issued	1,390,976	5,016,234	1,210,764	2,794,989
Distributions reinvested	213,835	21,057	37,345	11,423
Cost of shares redeemed	(2,177,338)	(1,543,931)	(1,102,052)	(817,648)
Change in net assets resulting from Class I capital transactions	(572,527)	3,493,360	146,057	1,988,764
Class R5
Proceeds from shares issued	36	152	351	125
Distributions reinvested	40	5	8	1
Cost of shares redeemed	(31)	(10)	(22)	(3)
Change in net assets resulting from Class R5 capital transactions	45	147	337	123
Class R6
Proceeds from shares issued	165,746	1,278,117	161,284	599,903
Distributions reinvested	22,658	4,411	2,348	2,790
Cost of shares redeemed	(820,844)	(519,193)	(392,884)	(180,026)
Change in net assets resulting from Class R6 capital transactions	(632,440)	763,335	(229,252)	422,667
Total change in net assets resulting from capital transactions	$(1,174,145)	$4,737,398	$(54,449)	$2,606,051
SHARE TRANSACTIONS:
Class A
Issued	7,064	22,315	2,870	9,510
Reinvested	1,338	64	129	25
Redeemed	(6,573)	(5,841)	(2,050)	(3,149)
Change in Class A Shares	1,829	16,538	949	6,386
Class C
Issued	2,055	14,471	2,107	6,240
Reinvested	936	9	97	4
Redeemed	(2,940)	(1,814)	(1,186)	(648)
Change in Class C Shares	51	12,666	1,018	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	92,503	308,174	84,302	175,714
Reinvested	14,910	1,329	2,595	739
Redeemed	(146,201)	(97,196)	(75,960)	(52,035)
Change in Class I Shares	(38,788)	212,307	10,937	124,418
Class R5
Issued	2	11	26	8
Reinvested	3	—	—	—
Redeemed	(2)	(1)	(2)	—
Change in Class R5 Shares	3	10	24	8
Class R6
Issued	11,005	80,367	11,420	37,661
Reinvested	1,575	281	163	179
Redeemed	(54,719)	(31,566)	(27,120)	(11,135)
Change in Class R6 Shares	(42,139)	49,082	(15,537)	26,705
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$415,593	$884,596	$56,674	$95,190
Distributions reinvested	109,274	647,832	12,710	15,868
Cost of shares redeemed	(415,887)	(1,080,397)	(26,060)	(63,146)
Change in net assets resulting from Class A capital transactions	108,980	452,031	43,324	47,912
Class C
Proceeds from shares issued	48,370	144,403	19,522	38,979
Distributions reinvested	22,030	142,887	4,350	4,769
Cost of shares redeemed	(80,908)	(201,740)	(11,257)	(16,037)
Change in net assets resulting from Class C capital transactions	(10,508)	85,550	12,615	27,711
Class I
Proceeds from shares issued	3,126,344	4,068,962	370,616	1,016,347
Distributions reinvested	336,415	1,417,105	64,888	102,595
Cost of shares redeemed	(1,631,635)	(3,159,637)	(339,151)	(1,102,687)
Change in net assets resulting from Class I capital transactions	1,831,124	2,326,430	96,353	16,255
Class R2
Proceeds from shares issued	16,219	30,734	1,504	5,688
Distributions reinvested	3,038	19,387	638	879
Cost of shares redeemed	(11,428)	(44,228)	(1,072)	(3,741)
Change in net assets resulting from Class R2 capital transactions	7,829	5,893	1,070	2,826
Class R3
Proceeds from shares issued	61,332	103,911	934	6,937
Distributions reinvested	5,057	25,509	337	35
Cost of shares redeemed	(28,644)	(95,868)	(691)	(671)
Change in net assets resulting from Class R3 capital transactions	37,745	33,552	580	6,301
Class R4
Proceeds from shares issued	84,209	74,719	99	448
Distributions reinvested	6,116	30,607	28	16
Cost of shares redeemed	(20,553)	(103,146)	(34)	(52)
Change in net assets resulting from Class R4 capital transactions	69,772	2,180	93	412
Class R5
Proceeds from shares issued	74,847	107,123	3,383	10,080
Distributions reinvested	20,245	114,077	1,292	1,960
Cost of shares redeemed	(100,896)	(270,483)	(1,744)	(10,433)
Change in net assets resulting from Class R5 capital transactions	(5,804)	(49,283)	2,931	1,607
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$5,157,762	$5,208,807	$226,142	$423,123
Distributions reinvested	651,685	2,586,303	80,610	121,735
Cost of shares redeemed	(1,408,461)	(3,643,827)	(280,147)	(1,362,272)
Change in net assets resulting from Class R6 capital transactions	4,400,986	4,151,283	26,605	(817,414)
Total change in net assets resulting from capital transactions	$6,440,124	$7,007,636	$183,571	$(714,390)
SHARE TRANSACTIONS:
Class A
Issued	9,002	15,300	3,054	4,825
Reinvested	2,391	10,841	680	850
Redeemed	(9,040)	(18,900)	(1,406)	(3,200)
Change in Class A Shares	2,353	7,241	2,328	2,475
Class C
Issued	1,569	3,495	1,107	2,075
Reinvested	728	3,546	245	270
Redeemed	(2,632)	(5,181)	(642)	(857)
Change in Class C Shares	(335)	1,860	710	1,488
Class I
Issued	66,127	73,523	20,721	53,097
Reinvested	7,184	23,118	3,549	5,605
Redeemed	(34,514)	(54,269)	(18,574)	(56,544)
Change in Class I Shares	38,797	42,372	5,696	2,158
Class R2
Issued	374	544	83	289
Reinvested	71	344	34	48
Redeemed	(265)	(819)	(58)	(193)
Change in Class R2 Shares	180	69	59	144
Class R3
Issued	1,319	1,788	51	375
Reinvested	110	424	18	2
Redeemed	(610)	(1,671)	(37)	(34)
Change in Class R3 Shares	819	541	32	343
Class R4
Issued	1,718	1,218	5	23
Reinvested	131	500	2	1
Redeemed	(434)	(1,802)	(2)	(3)
Change in Class R4 Shares	1,415	(84)	5	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	1,518	1,736	182	512
Reinvested	417	1,799	70	105
Redeemed	(2,082)	(4,277)	(96)	(531)
Change in Class R5 Shares	(147)	(742)	156	86
Class R6
Issued	104,393	85,434	12,462	21,980
Reinvested	13,285	40,298	4,394	6,609
Redeemed	(28,489)	(59,337)	(15,182)	(68,921)
Change in Class R6 Shares	89,189	66,395	1,674	(40,332)
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,356	$4,279	$237,732	$482,477
Distributions reinvested	2,524	14,005	66,529	169,592
Cost of shares redeemed	(7,228)	(13,163)	(160,011)	(353,120)
Change in net assets resulting from Class A capital transactions	(2,348)	5,121	144,250	298,949
Class C
Proceeds from shares issued	90	202	44,345	120,939
Distributions reinvested	325	2,517	14,622	40,972
Cost of shares redeemed	(2,006)	(4,058)	(49,270)	(93,186)
Change in net assets resulting from Class C capital transactions	(1,591)	(1,339)	9,697	68,725
Class I
Proceeds from shares issued	6,388	8,287	785,647	1,070,339
Distributions reinvested	5,022	30,407	96,543	194,327
Cost of shares redeemed	(16,571)	(38,846)	(395,185)	(712,132)
Change in net assets resulting from Class I capital transactions	(5,161)	(152)	487,005	552,534
Class L
Proceeds from shares issued	—	—	175,133	395,544
Distributions reinvested	—	—	66,819	188,644
Cost of shares redeemed	—	—	(198,491)	(546,594)
Change in net assets resulting from Class L capital transactions	—	—	43,461	37,594
Class R2
Proceeds from shares issued	114	589	21,654	37,995
Distributions reinvested	143	689	9,490	26,872
Cost of shares redeemed	(249)	(826)	(18,869)	(63,181)
Change in net assets resulting from Class R2 capital transactions	8	452	12,275	1,686
Class R3
Proceeds from shares issued	—	—	17,368	42,673
Distributions reinvested	—	—	6,399	17,015
Cost of shares redeemed	—	—	(11,205)	(41,106)
Change in net assets resulting from Class R3 capital transactions	—	—	12,562	18,582
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$—	$—	$4,549	$29,348
Distributions reinvested	—	—	2,521	6,517
Cost of shares redeemed	—	—	(3,370)	(12,601)
Change in net assets resulting from Class R4 capital transactions	—	—	3,700	23,264
Class R5
Proceeds from shares issued	537	629	113,847	150,643
Distributions reinvested	211	1,031	40,268	108,890
Cost of shares redeemed	(624)	(928)	(90,784)	(227,974)
Change in net assets resulting from Class R5 capital transactions	124	732	63,331	31,559
Class R6
Proceeds from shares issued	4,504	14,684	1,517,049	3,344,796
Distributions reinvested	2,286	10,380	521,780	1,391,583
Cost of shares redeemed	(4,861)	(43,742)	(1,537,082)	(2,791,475)
Change in net assets resulting from Class R6 capital transactions	1,929	(18,678)	501,747	1,944,904
Total change in net assets resulting from capital transactions	$(7,039)	$(13,864)	$1,278,028	$2,977,797
SHARE TRANSACTIONS:
Class A
Issued	86	133	13,201	22,953
Reinvested	93	473	3,729	7,869
Redeemed	(268)	(409)	(8,939)	(16,917)
Change in Class A Shares	(89)	197	7,991	13,905
Class C
Issued	3	7	2,592	5,981
Reinvested	12	87	861	1,991
Redeemed	(74)	(132)	(2,894)	(4,695)
Change in Class C Shares	(59)	(38)	559	3,277
Class I
Issued	234	259	42,836	51,626
Reinvested	183	1,014	5,394	8,991
Redeemed	(609)	(1,241)	(21,980)	(34,649)
Change in Class I Shares	(192)	32	26,250	25,968
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class L
Issued	—	—	9,686	18,648
Reinvested	—	—	3,726	8,703
Redeemed	—	—	(10,993)	(25,845)
Change in Class L Shares	—	—	2,419	1,506
Class R2
Issued	4	19	1,226	1,831
Reinvested	5	24	539	1,262
Redeemed	(9)	(25)	(1,058)	(3,011)
Change in Class R2 Shares	—	18	707	82
Class R3
Issued	—	—	963	2,026
Reinvested	—	—	361	793
Redeemed	—	—	(620)	(1,947)
Change in Class R3 Shares	—	—	704	872
Class R4
Issued	—	—	252	1,342
Reinvested	—	—	141	302
Redeemed	—	—	(189)	(597)
Change in Class R4 Shares	—	—	204	1,047
Class R5
Issued	19	20	6,267	7,164
Reinvested	8	34	2,244	5,022
Redeemed	(22)	(30)	(5,013)	(10,744)
Change in Class R5 Shares	5	24	3,498	1,442
Class R6
Issued	158	454	83,470	158,265
Reinvested	83	345	29,020	64,061
Redeemed	(176)	(1,239)	(84,265)	(130,138)
Change in Class R6 Shares	65	(440)	28,225	92,188
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,571	$19,969	$17,122	$32,817
Distributions reinvested	2,539	17,212	53,749	75,295
Cost of shares redeemed	(7,991)	(21,806)	(53,021)	(87,007)
Change in net assets resulting from Class A capital transactions	119	15,375	17,850	21,105
Class C
Proceeds from shares issued	389	1,206	3,301	8,585
Distributions reinvested	635	5,682	7,861	9,642
Cost of shares redeemed	(5,192)	(7,337)	(5,387)	(12,318)
Change in net assets resulting from Class C capital transactions	(4,168)	(449)	5,775	5,909
Class I
Proceeds from shares issued	4,388	24,295	110,210	207,573
Distributions reinvested	3,062	29,393	207,578	379,324
Cost of shares redeemed	(8,912)	(84,539)	(345,281)	(792,690)
Change in net assets resulting from Class I capital transactions	(1,462)	(30,851)	(27,493)	(205,793)
Class R2
Proceeds from shares issued	2,883	8,001	114	794
Distributions reinvested	1,201	9,089	1,322	1,468
Cost of shares redeemed	(4,570)	(14,963)	(378)	(1,302)
Change in net assets resulting from Class R2 capital transactions	(486)	2,127	1,058	960
Class R5
Proceeds from shares issued	3,573	11,706	2,228	7,576
Distributions reinvested	4,399	26,832	6,610	7,761
Cost of shares redeemed	(6,475)	(56,584)	(5,318)	(10,062)
Change in net assets resulting from Class R5 capital transactions	1,497	(18,046)	3,520	5,275
Class R6
Proceeds from shares issued	11,195	91,331	16,594	85,411
Distributions reinvested	27,159	140,885	60,993	95,950
Cost of shares redeemed	(32,243)	(95,507)	(138,633)	(176,391)
Change in net assets resulting from Class R6 capital transactions	6,111	136,709	(61,046)	4,970
Total change in net assets resulting from capital transactions	$1,611	$104,865	$(60,336)	$(167,574)
SHARE TRANSACTIONS:
Class A
Issued	112	309	1,070	1,372
Reinvested	50	258	3,614	3,292
Redeemed	(159)	(339)	(3,154)	(3,827)
Change in Class A Shares	3	228	1,530	837
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	8	19	251	418
Reinvested	13	88	653	490
Redeemed	(109)	(120)	(373)	(612)
Change in Class C Shares	(88)	(13)	531	296
Class I
Issued	82	370	5,964	8,504
Reinvested	59	427	13,301	16,025
Redeemed	(171)	(1,296)	(19,078)	(34,415)
Change in Class I Shares	(30)	(499)	187	(9,886)
Class R2
Issued	59	127	7	32
Reinvested	25	141	100	70
Redeemed	(90)	(243)	(27)	(56)
Change in Class R2 Shares	(6)	25	80	46
Class R5
Issued	69	173	116	326
Reinvested	87	398	417	324
Redeemed	(123)	(768)	(302)	(424)
Change in Class R5 Shares	33	(197)	231	226
Class R6
Issued	218	1,476	887	3,406
Reinvested	539	2,090	3,845	4,010
Redeemed	(614)	(1,286)	(7,723)	(7,397)
Change in Class R6 Shares	143	2,280	(2,991)	19
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,183	$43,303	$5,375	$27,657
Distributions reinvested	3,490	20,245	369	1,294
Cost of shares redeemed	(20,706)	(62,282)	(5,392)	(7,152)
Change in net assets resulting from Class A capital transactions	17,967	1,266	352	21,799
Class C
Proceeds from shares issued	—	—	372	3,680
Distributions reinvested	—	—	16	170
Cost of shares redeemed	—	—	(870)	(1,826)
Change in net assets resulting from Class C capital transactions	—	—	(482)	2,024
Class I
Proceeds from shares issued	121,270	217,181	14,707	115,790
Distributions reinvested	10,524	61,537	878	4,010
Cost of shares redeemed	(114,272)	(196,491)	(38,049)	(58,741)
Change in net assets resulting from Class I capital transactions	17,522	82,227	(22,464)	61,059
Class R6
Proceeds from shares issued	344,419	3,036,307	4,423	34,299
Distributions reinvested	133,187	592,731	594	1,393
Cost of shares redeemed	(699,129)	(494,692)	(4,077)	(5,998)
Change in net assets resulting from Class R6 capital transactions	(221,523)	3,134,346	940	29,694
Total change in net assets resulting from capital transactions	$(186,034)	$3,217,839	$(21,654)	$114,576
SHARE TRANSACTIONS:
Class A
Issued	1,180	1,280	106	463
Reinvested	117	572	7	21
Redeemed	(693)	(1,752)	(106)	(125)
Change in Class A Shares	604	100	7	359
Class C
Issued	—	—	8	61
Reinvested	—	—	—(a)	3
Redeemed	—	—	(18)	(32)
Change in Class C Shares	—	—	(10)	32
Class I
Issued	3,957	6,105	280	1,929
Reinvested	349	1,716	18	63
Redeemed	(3,801)	(5,545)	(758)	(1,046)
Change in Class I Shares	505	2,276	(460)	946

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	11,356	88,874	87	578
Reinvested	4,430	16,596	12	22
Redeemed	(23,089)	(13,867)	(80)	(104)
Change in Class R6 Shares	(7,303)	91,603	19	496
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$225,663	$314,010
Distributions reinvested	8,473	16,637
Cost of shares redeemed	(58,315)	(71,928)
Change in net assets resulting from Class A capital transactions	175,821	258,719
Class C
Proceeds from shares issued	28,582	50,471
Distributions reinvested	773	1,297
Cost of shares redeemed	(8,468)	(11,285)
Change in net assets resulting from Class C capital transactions	20,887	40,483
Class I
Proceeds from shares issued	585,749	1,347,016
Distributions reinvested	17,581	28,112
Cost of shares redeemed	(262,382)	(675,873)
Change in net assets resulting from Class I capital transactions	340,948	699,255
Class R2
Proceeds from shares issued	951	2,732
Distributions reinvested	38	74
Cost of shares redeemed	(538)	(945)
Change in net assets resulting from Class R2 capital transactions	451	1,861
Class R3
Proceeds from shares issued	2,560	10,796
Distributions reinvested	72	216
Cost of shares redeemed	(1,407)	(2,711)
Change in net assets resulting from Class R3 capital transactions	1,225	8,301
Class R4
Proceeds from shares issued	2,037	292
Distributions reinvested	18	8
Cost of shares redeemed	(31)	(137)
Change in net assets resulting from Class R4 capital transactions	2,024	163
Class R5
Proceeds from shares issued	2,123	5,175
Distributions reinvested	62	99
Cost of shares redeemed	(270)	(584)
Change in net assets resulting from Class R5 capital transactions	1,915	4,690
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	December 31, 2022

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$383,671	$391,201
Distributions reinvested	9,412	11,652
Cost of shares redeemed	(87,949)	(70,130)
Change in net assets resulting from Class R6 capital transactions	305,134	332,723
Total change in net assets resulting from capital transactions	$848,405	$1,346,195
SHARE TRANSACTIONS:
Class A
Issued	3,544	4,783
Reinvested	134	255
Redeemed	(920)	(1,108)
Change in Class A Shares	2,758	3,930
Class C
Issued	511	868
Reinvested	14	22
Redeemed	(153)	(195)
Change in Class C Shares	372	695
Class I
Issued	8,729	19,213
Reinvested	263	406
Redeemed	(3,936)	(9,783)
Change in Class I Shares	5,056	9,836
Class R2
Issued	14	41
Reinvested	1	1
Redeemed	(9)	(14)
Change in Class R2 Shares	6	28
Class R3
Issued	40	152
Reinvested	1	3
Redeemed	(21)	(40)
Change in Class R3 Shares	20	115
Class R4
Issued	29	4
Redeemed	—	(2)
Change in Class R4 Shares	29	2
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	32	72
Reinvested	1	1
Redeemed	(4)	(8)
Change in Class R5 Shares	29	65
Class R6
Issued	5,604	5,559
Reinvested	139	167
Redeemed	(1,283)	(1,004)
Change in Class R6 Shares	4,460	4,722
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	December 31, 2022

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2022
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$90,253
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(694,914)
Proceeds from disposition of investment securities	1,198,358
Covers of investment securities sold short	(319,889)
Proceeds from investment securities sold short	254,097
Purchases of short-term investments — affiliates, net	(14,045)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	143,797
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	29,085
Net realized (gain)/loss on investments in non-affiliates	(248,348)
Net realized (gain)/loss on investments in affiliates	(18)
Net realized (gain)/loss on securities sold short	(15,292)
Increase in dividends receivable from affiliates	(3)
Decrease in dividends receivable from non-affiliates	132
Decrease in dividend expense to non-affiliates on securities sold short	(64)
Decrease in Interest expense to non-affiliates on securities sold short	(15)
Decrease in due to broker for securities sold short	(7)
Decrease in investment advisory fees payable	(174)
Decrease in administration fees payable	(41)
Decrease in distribution fees payable	(5)
Decrease in service fees payable	(111)
Increase in custodian and accounting fees payable	1
Decrease in other accrued expenses payable	(29)
Net cash provided (used) by operating activities	422,766
Cash flows provided (used) by financing activities:
Proceeds from shares issued	149,527
Payment for shares redeemed	(543,113)
Cash distributions paid to shareholders (net of reinvestments $338,113)	(29,104)
Net cash provided (used) by financing activities	(422,690)
Cash
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	76
Restricted and unrestricted cash and foreign currency at beginning of period	43
Restricted and unrestricted cash and foreign currency at end of period	$119

Supplemental disclosure of cash flow information:
For the period ended December 31, 2022 the Fund paid approximately $90 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	151

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED December 31, 2022 (continued)
(Amounts in thousands)
Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2022	December 31, 2022
Cash	$37	$119
Foreign currency, at value	6	—
	$43	$119
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$21.15	$0.20	$1.39	$1.59	$(0.22)	$(0.39)	$(0.61)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Class C
Six Months Ended December 31, 2022 (Unaudited)	20.68	0.14	1.36	1.50	(0.16)	(0.39)	(0.55)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Class I
Six Months Ended December 31, 2022 (Unaudited)	21.56	0.23	1.42	1.65	(0.24)	(0.39)	(0.63)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	21.04	0.17	1.38	1.55	(0.19)	(0.39)	(0.58)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	21.13	0.20	1.39	1.59	(0.22)	(0.39)	(0.61)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	21.54	0.23	1.42	1.65	(0.24)	(0.39)	(0.63)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.13	7.48%	$4,690,375	0.95% (f)	1.78% (f)	0.95% (f)	4%
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20

21.63	7.23	1,158,158	1.45(f)	1.28(f)	1.45(f)	4
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20

22.58	7.65	18,944,906	0.70(f)	2.04(f)	0.70(f)	4
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20

22.01	7.33	106,350	1.20(f)	1.53(f)	1.20(f)	4
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20

22.11	7.48	241,708	0.95(f)	1.79(f)	0.95(f)	4
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20

22.56	7.66	237,336	0.70(f)	2.05(f)	0.70(f)	4
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$21.58	$0.25	$1.41	$1.66	$(0.26)	$(0.39)	$(0.65)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	21.56	0.26	1.41	1.67	(0.27)	(0.39)	(0.66)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.59	7.68%	$1,348,361	0.55% (f)	2.19% (f)	0.55% (f)	4%
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20

22.57	7.74	22,423,417	0.45(f)	2.29(f)	0.45(f)	4
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$56.74	$0.37	$0.78	$1.15	$(0.40)	$(0.01)	$(0.41)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Class C
Six Months Ended December 31, 2022 (Unaudited)	56.14	0.19	0.78	0.97	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Class I
Six Months Ended December 31, 2022 (Unaudited)	56.81	0.44	0.79	1.23	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	56.83	0.49	0.78	1.27	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30, 2021, 0.044% for the year ended June 30,
2020, 0.043% for the year ended June 30, 2019 and 0.042% for the year ended June 30, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$57.48	2.05%	$671,022	0.45% (f)	1.25% (f)	0.65% (f)	5%
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6
41.64	13.88	590,286	0.45	1.52	0.69	14

56.88	1.75	85,754	1.05(f)	0.64(f)	1.13(f)	5
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14

57.56	2.19	874,058	0.20(f)	1.49(f)	0.38(f)	5
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14

57.57	2.26	5,357,788	0.05(f)	1.65(f)	0.13(f)	5
56.83	(10.67)	5,395,106	0.05(g)	1.39	0.13	11
65.35	40.77	4,793,114	0.04(g)	1.49	0.13	26
47.21	7.52	3,306,397	0.04(g)	2.38	0.13	15
44.98	10.33	3,019,734	0.04(g)	2.11	0.13	6
41.68	14.36	2,008,916	0.04(g)	1.85	0.14	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$13.79	$0.83	$(0.13)	$0.70	$(0.85)	$13.64
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Six Months Ended December 31, 2022 (Unaudited)	13.79	0.79	(0.12)	0.67	(0.82)	13.64
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Six Months Ended December 31, 2022 (Unaudited)	13.80	0.86	(0.15)	0.71	(0.87)	13.64
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Six Months Ended December 31, 2022 (Unaudited)	13.79	0.89	(0.16)	0.73	(0.88)	13.64
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Six Months Ended December 31, 2022 (Unaudited)	13.80	0.91	(0.18)	0.73	(0.89)	13.64
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	December 31, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

5.24%	$253,241	0.85% (f)	12.03% (f)	0.85% (f)	94%
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85(f)	7.90(f)	1.80(f)	43

4.98	167,994	1.35(f)	11.51(f)	1.35(f)	94
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35(f)	7.14(f)	2.26(f)	43

5.29	2,675,522	0.60(f)	12.49(f)	0.60(f)	94
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60(f)	7.89(f)	1.13(f)	43

5.45	471	0.45(f)	12.86(f)	0.47(f)	94
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45(f)	8.04(f)	1.36(f)	43

5.43	1,675,794	0.35(f)	13.13(f)	0.35(f)	94
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35(f)	8.14(f)	1.26(f)	43
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$24.20	$0.10	$0.29	$0.39	$(0.12)	$24.47
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)	19.43
Class C
Six Months Ended December 31, 2022 (Unaudited)	24.02	0.04	0.29	0.33	(0.06)	24.29
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)	19.33
Class I
Six Months Ended December 31, 2022 (Unaudited)	24.28	0.13	0.29	0.42	(0.15)	24.55
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)	19.47
Class R5
Six Months Ended December 31, 2022 (Unaudited)	24.32	0.15	0.30	0.45	(0.17)	24.60
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)	19.50
Class R6
Six Months Ended December 31, 2022 (Unaudited)	24.33	0.16	0.31	0.47	(0.19)	24.61
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)	19.49

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	December 31, 2022

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

1.64%	$1,301,726	0.83% (f)	0.82% (f)	0.83% (f)	14%
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48
7.33	277,898	0.84	0.92	0.87	44

1.38	400,106	1.33(f)	0.32(f)	1.33(f)	14
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48
6.79	81,030	1.34	0.42	1.38	44

1.76	11,474,396	0.58(f)	1.07(f)	0.58(f)	14
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48
7.63	1,947,444	0.59	1.17	0.62	44

1.88	5,394	0.43(f)	1.23(f)	0.43(f)	14
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48
7.81	123	0.39	1.37	0.67	44

1.93	1,505,369	0.33(f)	1.32(f)	0.33(f)	14
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
7.87	121,897	0.34	1.42	0.42	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.87	$0.06	$(0.17)	$(0.11)	$(0.07)	$(0.82)	$(0.89)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (g) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.84	0.02	(0.16)	(0.14)	(0.04)	(0.82)	(0.86)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (g) through June 30, 2021	15.00	—(h)	0.95	0.95	—(h)	—	—
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.89	0.07	(0.16)	(0.09)	(0.09)	(0.82)	(0.91)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (g) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	14.89	0.09	(0.17)	(0.08)	(0.10)	(0.82)	(0.92)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (g) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.90	0.09	(0.17)	(0.08)	(0.11)	(0.82)	(0.93)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (g) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.87	(0.89)%	$300,624	0.85% (f)	0.76% (f)	0.85% (f)	16%
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85(f)	0.57(f)	0.92(f)	6

13.84	(1.15)	225,770	1.35(f)	0.24(f)	1.35(f)	16
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35(f)	0.05(f)	1.43(f)	6

13.89	(0.77)	3,294,645	0.60(f)	0.99(f)	0.60(f)	16
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60(f)	0.80(f)	0.70(f)	6

13.89	(0.69)	637	0.45(f)	1.15(f)	0.45(f)	16
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45(f)	0.99(f)	0.88(f)	6

13.89	(0.71)	324,403	0.35(f)	1.15(f)	0.35(f)	16
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35(f)	1.04(f)	0.43(f)	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.34	$0.06	$(0.02)(f)	$0.04	$(0.07)	$(0.15)	$(0.22)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (h) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.30	0.02	(0.02)(f)	—	(0.03)	(0.15)	(0.18)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (h) through June 30, 2021	15.00	—(i)	0.96	0.96	(0.01)	—	(0.01)
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.36	0.07	(0.02)(f)	0.05	(0.08)	(0.15)	(0.23)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (h) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	14.37	0.09	(0.02)(f)	0.07	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (h) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.37	0.09	(0.02)(f)	0.07	(0.10)	(0.15)	(0.25)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (h) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)
Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.16	0.22%	$122,873	0.85% (g)	0.76% (g)	0.86% (g)	35%
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85(g)	0.60(g)	1.00(g)	7

14.12	(0.02)	110,406	1.35(g)	0.26(g)	1.36(g)	35
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35(g)	0.09(g)	1.51(g)	7

14.18	0.35	2,384,003	0.60(g)	1.01(g)	0.61(g)	35
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60(g)	0.81(g)	0.80(g)	7

14.19	0.44	464	0.45(g)	1.20(g)	0.46(g)	35
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45(g)	0.96(g)	3.22(g)	7

14.19	0.48	160,068	0.35(g)	1.17(g)	0.36(g)	35
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35(g)	1.10(g)	0.64(g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$44.12	$0.10	$0.77	$0.87	$(0.05)	$(1.35)	$(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Class C
Six Months Ended December 31, 2022 (Unaudited)	29.67	(0.01)(g)	0.53	0.52	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Class I
Six Months Ended December 31, 2022 (Unaudited)	45.32	0.16	0.78	0.94	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	41.49	0.03	0.73	0.76	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	44.45	0.10	0.77	0.87	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	45.23	0.16	0.77	0.93	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$43.59	1.82%	$3,791,611	0.93% (f)	0.41% (f)	1.01% (f)	8%
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24

28.84	1.54	530,904	1.43(f)	(0.09)(f)	1.51(f)	8
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24

44.73	1.93	11,122,157	0.68(f)	0.66(f)	0.76(f)	8
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24

40.90	1.68	96,973	1.18(f)	0.16(f)	1.27(f)	8
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24

43.90	1.82	239,133	0.93(f)	0.41(f)	1.01(f)	8
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24

44.63	1.92	199,026	0.68(f)	0.66(f)	0.76(f)	8
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$46.91	$0.20	$0.81	$1.01	$(0.23)	$(1.35)	$(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	47.51	0.23	0.82	1.05	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$46.34	2.02%	$615,455	0.53% (f)	0.81% (f)	0.61% (f)	8%
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24

46.92	2.07	20,463,111	0.43(f)	0.91(f)	0.51(f)	8
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.90	$0.12	$1.16	$1.28	$(0.13)	$(0.79)	$(0.92)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.01	0.06	1.12	1.18	(0.09)	(0.79)	(0.88)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	—(g)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Class I
Six Months Ended December 31, 2022 (Unaudited)	17.53	0.13	1.15	1.28	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	17.72	0.09	1.15	1.24	(0.10)	(0.79)	(0.89)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	17.49	0.11	1.15	1.26	(0.13)	(0.79)	(0.92)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (h) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	17.92	0.14	1.16	1.30	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (h) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.75	0.15	1.15	1.30	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.26	7.03%	$282,344	0.93% (f)	1.23% (f)	1.01% (f)	70%
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130

17.31	6.78	93,350	1.44(f)	0.72(f)	1.50(f)	70
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130

17.87	7.20	1,401,639	0.69(f)	1.46(f)	0.76(f)	70
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130

18.07	6.90	13,623	1.19(f)	0.96(f)	1.26(f)	70
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130

17.83	7.08	6,700	0.94(f)	1.22(f)	1.00(f)	70
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

18.28	7.16	596	0.69(f)	1.47(f)	0.76(f)	70
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

18.10	7.25	26,349	0.54(f)	1.61(f)	0.61(f)	70
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$17.61	$0.16	$1.14	$1.30	$(0.17)	$(0.79)	$(0.96)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.95	7.30%	$1,624,420	0.44% (f)	1.70% (f)	0.50% (f)	70%
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$26.56	$0.24	$1.34	$1.58	$(0.26)	$(1.26)	$(1.52)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55(g)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Class C
Six Months Ended December 31, 2022 (Unaudited)	25.93	0.16	1.31	1.47	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40(g)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Class I
Six Months Ended December 31, 2022 (Unaudited)	26.89	0.27	1.36	1.63	(0.30)	(1.26)	(1.56)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62(g)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	26.18	0.18	1.33	1.51	(0.22)	(1.26)	(1.48)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47(g)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	26.95	0.28	1.36	1.64	(0.30)	(1.26)	(1.56)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67(g)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$26.62	5.89%	$47,639	0.73% (f)	1.71% (f)	0.99% (f)	4%
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88(g)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88
34.53	13.39	86,400	0.83	1.48	1.02	68

25.95	5.57	5,633	1.23(f)	1.20(f)	1.49(f)	4
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37(g)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68

26.96	5.98	89,338	0.49(f)	1.95(f)	0.74(f)	4
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01(g)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68

26.21	5.67	2,660	1.09(f)	1.35(f)	1.36(f)	4
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62(g)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68

27.03	6.04	3,750	0.44(f)	2.00(f)	0.59(f)	4
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16(g)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$26.95	$0.30	$1.36	$1.66	$(0.32)	$(1.26)	$(1.58)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70(g)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$27.03	6.09%	$40,798	0.34% (f)	2.11% (f)	0.49% (f)	4%
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37(g)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.48	$0.07	$0.20	$0.27	$(0.08)	$(0.67)	$(0.75)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.65	0.03	0.18	0.21	(0.04)	(0.67)	(0.71)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Class I
Six Months Ended December 31, 2022 (Unaudited)	17.56	0.10	0.18	0.28	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Class L
Six Months Ended December 31, 2022 (Unaudited)	17.60	0.11	0.19	0.30	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	17.25	0.05	0.20	0.25	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	17.40	0.07	0.20	0.27	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.00	1.38%	$1,670,184	0.94% (f)	0.81% (f)	0.98% (f)	20%
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97

16.15	1.08	350,285	1.44(f)	0.31(f)	1.48(f)	20
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97

17.07	1.46	2,260,809	0.69(f)	1.06(f)	0.73(f)	20
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97

17.12	1.58	1,576,475	0.54(f)	1.21(f)	0.58(f)	20
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97

16.77	1.27	225,655	1.19(f)	0.56(f)	1.23(f)	20
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97

16.92	1.39	164,712	0.94(f)	0.81(f)	0.98(f)	20
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$17.52	$0.10	$0.19	$0.29	$(0.10)	$(0.67)	$(0.77)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.60	0.11	0.20	0.31	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	17.65	0.12	0.19	0.31	(0.12)	(0.67)	(0.79)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$17.04	1.51%	$57,225	0.69% (f)	1.06% (f)	0.72% (f)	20%
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97

17.12	1.58	946,984	0.54(f)	1.21(f)	0.57(f)	20
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97

17.17	1.63	12,052,142	0.44(f)	1.31(f)	0.47(f)	20
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$49.61	$0.05	$(0.49)	$(0.44)	$(0.02)	$(1.94)	$(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63(g)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Class C
Six Months Ended December 31, 2022 (Unaudited)	47.82	(0.08)	(0.46)	(0.54)	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35(g)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Class I
Six Months Ended December 31, 2022 (Unaudited)	51.05	0.12	(0.50)	(0.38)	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79(g)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	47.65	(0.02)	(0.45)	(0.47)	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48(g)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	50.02	0.15	(0.50)	(0.35)	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86(g)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$47.21	(1.13)%	$88,007	0.84% (f)	0.19% (f)	0.91% (f)	16%
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15(g)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95
59.09	22.13	104,167	0.86	0.42	1.11	69

45.34	(1.38)	14,520	1.34(f)	(0.31)(f)	1.41(f)	16
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65(g)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69

48.58	(0.99)	81,025	0.59(f)	0.44(f)	0.66(f)	16
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40(g)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69

45.24	(1.24)	29,872	1.09(f)	(0.06)(f)	1.21(f)	16
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90(g)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69

47.49	(0.94)	99,355	0.44(f)	0.59(f)	0.50(f)	16
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55(g)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$50.02	$0.18	$(0.50)	$(0.32)	$(0.30)	$(1.94)	$(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91(g)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$47.46	(0.89)%	$616,828	0.34% (f)	0.69% (f)	0.40% (f)	16%
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65(g)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	187

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.03	$— (g)	$1.10	$1.10	$—	$(4.84)	$(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	—(g)	3.87	3.87	—	(4.12)	(4.12)
Class C
Six Months Ended December 31, 2022 (Unaudited)	15.48	(0.04)	0.97	0.93	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.68	0.02	1.14	1.16	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	16.59	(0.03)	1.03	1.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	18.91	0.02	1.15	1.17	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$14.29	5.06%	$212,257	1.69% (h)(i)	(0.03)% (i)	1.90% (i)	36%	53%
18.03	(12.89)	240,209	1.85(j)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94(k)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161

11.57	4.79	27,302	2.19(h)(i)	(0.53)(i)	2.40(i)	36	53
15.48	(13.31)	28,297	2.35(j)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43(k)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161

14.98	5.19	781,217	1.44(h)(i)	0.21(i)	1.64(i)	36	53
18.68	(12.70)	970,509	1.60(j)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69(k)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161

12.75	4.89	4,550	2.08(h)(i)	(0.41)(i)	2.16(i)	36	53
16.59	(13.23)	4,602	2.20(j)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29(k)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161

15.21	5.18	25,681	1.43(h)(i)	0.24(i)	1.49(i)	36	53
18.91	(12.65)	27,541	1.55(j)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64(k)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	189

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$18.90	$0.03	$1.16	$1.19	$(0.05)	$(4.84)	$(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	—(g)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (l) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

	December 31, 2022	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.05%	1.10%	1.10%	1.10%	1.09%	1.15%
Class C	1.55%	1.60%	1.59%	1.60%	1.60%	1.65%
Class I	0.80%	0.85%	0.85%	0.85%	0.85%	0.90%
Class R2	1.43%	1.45%	1.45%	1.45%	1.45%	1.47%
Class R5	0.79%	0.80%	0.80%	0.80%	0.80%	0.79%
Class R6	0.68%	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.26%	1.25%	1.25%	1.26%	1.34%	1.40%
Class C	1.76%	1.76%	1.74%	1.76%	1.85%	1.90%
Class I	1.00%	1.00%	0.99%	1.01%	1.09%	1.15%
Class R2	1.51%	1.51%	1.50%	1.52%	1.63%	1.67%
Class R5	0.85%	0.85%	0.84%	0.85%	0.94%	1.00%
Class R6	0.75%	0.75%	0.74%	0.75%	0.85%	0.90%

(g)	Amount rounds to less than $0.005.
(h)	Interest expense on securities sold short is 0.01%.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Interest expense on securities sold short is 0.62%.
(k)	Interest expense on securities sold short is 0.16%.
(l)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(e)(f)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(f)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$15.20	5.28%	$248,763	1.31% (h)(i)	0.33% (i)	1.38% (i)	36%	53%
18.90	(12.58)	365,912	1.45(j)	0.07	1.50	59	91
27.75	42.86	536,661	1.54(k)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	191

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$28.88	$0.15	$0.44	$0.59	$(0.18)	$(0.45)	$(0.63)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	(0.30)
Class I
Six Months Ended December 31, 2022 (Unaudited)	29.26	0.19	0.44	0.63	(0.21)	(0.45)	(0.66)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	(0.38)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	29.21	0.21	0.44	0.65	(0.23)	(0.45)	(0.68)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$28.84	1.98%	$162,851	0.60% (f)	1.02% (f)	0.84% (f)	17%
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45

29.23	2.12	625,171	0.35(f)	1.27(f)	0.58(f)	17
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45

29.18	2.18	5,774,298	0.25(f)	1.36(f)	0.33(f)	17
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	193

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$48.80	$0.21	$1.16	$1.37	$(0.49)	$—	$(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Class C
Six Months Ended December 31, 2022 (Unaudited)	47.61	0.08	1.13	1.21	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Class I
Six Months Ended December 31, 2022 (Unaudited)	49.27	0.28	1.16	1.44	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	49.27	0.29	1.16	1.45	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (g) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$49.68	2.81%	$38,436	0.64% (f)	0.83% (f)	1.00% (f)	18%
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38

48.63	2.54	4,288	1.14(f)	0.33(f)	1.52(f)	18
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38

50.10	2.92	76,720	0.39(f)	1.07(f)	0.74(f)	18
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38

50.08	2.95	46,898	0.34(f)	1.13(f)	0.49(f)	18
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	195

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$60.21	$0.43	$4.67	$5.10	$(0.50)	$(0.16)	$(0.66)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Class C
Six Months Ended December 31, 2022 (Unaudited)	53.16	0.24	4.12	4.36	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Class I
Six Months Ended December 31, 2022 (Unaudited)	64.02	0.55	4.96	5.51	(0.57)	(0.16)	(0.73)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	60.30	0.35	4.67	5.02	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	63.83	0.45	4.96	5.41	(0.48)	(0.16)	(0.64)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (g) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	64.04	0.65	4.86	5.51	(0.60)	(0.16)	(0.76)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (g) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)
SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$64.65	8.49%	$954,841	0.94% (f)	1.35% (f)	1.01% (f)	5%
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32

56.98	8.22	98,123	1.44(f)	0.86(f)	1.50(f)	5
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32

68.80	8.64	1,895,901	0.69(f)	1.61(f)	0.74(f)	5
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32

64.74	8.34	4,234	1.19(f)	1.10(f)	1.24(f)	5
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32

68.60	8.50	10,687	0.94(f)	1.34(f)	0.99(f)	5
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

68.79	8.64	2,248	0.68(f)	1.87(f)	0.77(f)	5
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	197

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$64.52	$0.61	$4.99	$5.60	$(0.62)	$(0.16)	$(0.78)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	64.55	0.64	4.99	5.63	(0.65)	(0.16)	(0.81)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. Morgan Large Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$69.34	8.71%	$6,695	0.54% (f)	1.78% (f)	0.59% (f)	5%
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32

69.37	8.76	913,247	0.44(f)	1.87(f)	0.49(f)	5
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

200	J.P. Morgan Large Cap Funds	December 31, 2022

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

December 31, 2022	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$49,234,303	$—	$—	$49,234,303

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$6,946,153	$—	$—	$6,946,153
Rights	—	—	10	10
Short-Term Investments
Investment Companies	37,995	—	—	37,995
Investment of Cash Collateral from Securities Loaned	139,454	—	—	139,454
Total Short-Term Investments	177,449	—	—	177,449
Total Investments in Securities	$7,123,602	$—	$10	$7,123,612
Depreciation in Other Financial Instruments
Futures Contracts	$(781)	$—	$—	$(781)

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$3,964,448	$—	$—	$3,964,448
Equity Linked Notes	—	726,531	—	726,531
Short-Term Investments
Investment Companies	80,668	—	—	80,668
Investment of Cash Collateral from Securities Loaned	43,351	—	—	43,351
Total Short-Term Investments	124,019	—	—	124,019
Total Investments in Securities	$4,088,467	$726,531	$—	$4,814,998

202	J.P. Morgan Large Cap Funds	December 31, 2022

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$1,143	$—	$—	$1,143

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,033,812	$—	$—	$15,033,812
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(4,367)	$—	$—	$(4,367)
Options Written (a)
Call Options Written	(291,204)	—	—	(291,204)
Put Options Written	(48,024)	—	—	(48,024)
Total Depreciation in Other Financial Instruments	$(343,595)	$—	$—	$(343,595)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,186,542	$—	$—	$4,186,542
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(615)	$—	$—	$(615)
Options Written (a)
Call Options Written	(6,336)	—	—	(6,336)
Put Options Written	(1,765)	—	—	(1,765)
Total Depreciation in Other Financial Instruments	$(8,716)	$—	$—	$(8,716)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,783,442	$—	$—	$2,783,442
Appreciation in Other Financial Instruments
Futures Contracts (a)	$63	$—	$—	$63
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(4,738)	—	—	(4,738)
Put Options Written	(6,913)	—	—	(6,913)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(11,588)	$—	$—	$(11,588)

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,019,631	$—	$—	$37,019,631

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,444,501	$—	$—	$3,444,501

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$189,760	$—	$—	$189,760
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(45)	$—	$—	$(45)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,347,586	$—	$—	$19,347,586

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$928,894	$—	$—	$928,894
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(1,096)	$—	$—	$(1,096)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,624,103	$—	$—	$1,624,103
Total Liabilities in Securities Sold Short (a)	$(317,993)	$—	$—	$(317,993)

(a)	Please refer to the SOI for specifics of portfolio holdings.

204	J.P. Morgan Large Cap Funds	December 31, 2022

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,490,563	$—	$—	$6,490,563
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(258)	$—	$—	$(258)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$166,189	$—	$—	$166,189
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(31)	$—	$—	$(31)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,930,011	$—	$—	$3,930,011

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

December 31, 2022	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Income Fund	$121,519	$(121,519)	$—
Equity Index Fund	135,746	(135,746)	—
Equity Premium Income Fund	42,424	(42,424)	—
Large Cap Growth Fund	35,665	(35,665)	—
U.S. Equity Fund	55,846	(55,846)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Index Fund	$4
Large Cap Growth Fund	2
Large Cap Value Fund	—(a)
U.S. Equity Fund	—(a)
U.S. GARP Equity Fund	—(a)
U.S. Sustainable Leaders Fund	—(a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund. U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at December 31, 2022. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the six months ended December 31, 2022.

206	J.P. Morgan Large Cap Funds	December 31, 2022

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$667,513	$2,055,986	$1,375,472	$(9)	$391	$1,348,409	1,347,735	$16,583	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	100,000	—	—	—	100,000	99,970	25*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	26,578	—	—	—	26,578	26,578	6*	—
Total	$667,513	$2,182,564	$1,375,472	$(9)	$391	$1,474,987		$16,614	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$74,662	$3,463	$6,607	$(1,368)	$14,879	$85,029	634	$1,298	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	4,403	402,000	296,500	22*	18	109,943	109,910	1,004*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	1,597	357,230	329,316	—	—	29,511	29,511	168*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (b) (c)	45,597	422,315	429,917	—	—	37,995	37,995	415	—
Total	$126,259	$1,185,008	$1,062,340	$(1,346)	$14,897	$262,478		$2,885	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$80,017	$2,384,130	$2,383,508	$15	$14	$80,668	80,627	$1,269	$—

December 31, 2022	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Equity Premium Income Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$—	$13,000	$—	$—	$—	$13,000	12,996	$3*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	30,351	—	—	—	30,351	30,351	7*	—
Total	$80,017	$2,427,481	$2,383,508	$15	$14	$124,019		$1,279	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.07% (a) (b)	$—	$1,895,194	$1,555,318	$—	$—	$339,876	339,876	$2,218	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

Hedged Equity 2 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	$212,012	$883,937	$1,042,966	$—	$—	$52,983	52,983	$905	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

208	J.P. Morgan Large Cap Funds	December 31, 2022

Hedged Equity 3 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	$60,717	$829,257	$858,842	$—	$—	$31,132	31,132	$660	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

Large Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$1,876,889	$6,525,722	$5,368,874	$(77)	$1,062	$3,034,722	3,033,205	$41,111	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	3,888	265,000	252,100	16*	1	16,805	16,800	368*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	2,551	222,377	205,263	—	—	19,665	19,665	128*	—
Total	$1,883,328	$7,013,099	$5,826,237	$(61)	$1,063	$3,071,192		$41,607	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$130,474	$1,321,957	$1,351,128	$26	$4	$101,333	101,282	$1,439	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	20,000	20,000	—	—	—	—	11*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	—	7,859	7,859	—	—	—	—	2*	—
Total	$130,474	$1,349,816	$1,378,987	$26	$4	$101,333		$1,452	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2022	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Applied Data Science Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$2,967	$23,056	$23,873	$—(c)	$1	$2,151	2,149	$45	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	3	3	—	—(c)	—	—	—(c) *	—
Total	$2,967	$23,059	$23,876	$—(c)	$1	$2,151		$45	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$594,276	$3,634,401	$4,161,003	$166	$(11)	$67,829	67,795	$4,372	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	—	74,000	14,000	3*	14	60,017	59,999	301*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	9	68,752	68,680	—	—	81	81	49*	—
Total	$594,285	$3,777,153	$4,243,683	$169	$3	$127,927		$4,722	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$38,483	$50,522	$65,451	$5	$—(c)	$23,559	23,548	$423	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	638	1,404	2,042	—	—	—	—	2*	—
Total	$39,121	$51,926	$67,493	$5	$—(c)	$23,559		$425	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

210	J.P. Morgan Large Cap Funds	December 31, 2022

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$6,679	$469,057	$455,012	$18	$2	$20,744	20,734	$541	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$117,994	$517,077	$570,215	$9	$5	$64,870	64,837	$864	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$2,533	$26,114	$27,235	$1	$—(c)	$1,413	1,413	$40	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	198	379	577	—	—	—	—	1*	—
Total	$2,731	$26,493	$27,812	$1	$—(c)	$1,413		$41	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

December 31, 2022	J.P. Morgan Large Cap Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$76,411	$826,794	$750,866	$14	$32	$152,385	152,309	$1,698	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

212	J.P. Morgan Large Cap Funds	December 31, 2022

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the six months ended December 31, 2022. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$47,088	$17,882
Average Notional Balance Short	—	(31,385)
Ending Notional Balance Long	58,502	—
Ending Notional Balance Short	—	(75,878)

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$258,714	$90,756	$48,639
Ending Notional Balance Long	338,267	57,536	33,788
Exchange-Traded Options:
Average Number of Contracts Purchased	41,201	13,538	6,907
Average Number of Contracts Written	(82,402)	(27,071)	(13,819)
Ending Number of Contracts Purchased	38,266	10,831	7,019
Ending Number of Contracts Written	(76,532)	(21,662)	(14,038)

December 31, 2022	J.P. Morgan Large Cap Funds	213

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$3,012	$97,435	$30,765
Ending Notional Balance Long	1,931	—	23,941

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$21,275	$68,525	$3,193
Ending Notional Balance Long	—	126,464	1,351
The Funds' derivatives contracts held at December 31, 2022 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of December 31, 2022, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of their normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of December 31, 2022, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

214	J.P. Morgan Large Cap Funds	December 31, 2022

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$75	$20	$171	n/a	$4	$3	$3	$13	$166	$455
Equity Index Fund
Transfer agency fees	68	2	17	n/a	n/a	n/a	n/a	n/a	22	109
Equity Premium Income Fund
Transfer agency fees	6	5	27	n/a	n/a	n/a	n/a	—(a)	4	42
Hedged Equity Fund
Transfer agency fees	16	6	75	n/a	n/a	n/a	n/a	—(a)	15	112
Hedged Equity 2 Fund
Transfer agency fees	4	2	17	n/a	n/a	n/a	n/a	—(a)	3	26
Hedged Equity 3 Fund
Transfer agency fees	1	1	9	n/a	n/a	n/a	n/a	—(a)	1	12
Large Cap Growth Fund
Transfer agency fees	143	10	67	n/a	4	2	2	6	112	346
Large Cap Value Fund
Transfer agency fees	19	2	108	n/a	1	—(a)	—(a)	1	9	140
U.S. Applied Data Science Value Fund
Transfer agency fees	1	—(a)	2	n/a	2	n/a	n/a	—(a)	1	6
U.S. Equity Fund
Transfer agency fees	41	6	83	$23	3	2	—(a)	5	62	225
U.S. GARP Equity Fund
Transfer agency fees	5	1	2	n/a	10	n/a	n/a	1	2	21
U.S. Large Cap Core Plus Fund
Transfer agency fees	6	1	16	n/a	—(a)	n/a	n/a	—(a)	2	25
U.S. Research Enhanced Equity Fund
Transfer agency fees	5	n/a	6	n/a	n/a	n/a	n/a	n/a	22	33
U.S. Sustainable Leaders Fund
Transfer agency fees	2	1	1	n/a	n/a	n/a	n/a	n/a	—(a)	4
U.S. Value Fund
Transfer agency fees	59	2	10	n/a	—(a)	—(a)	—(a)	—(a)	5	76

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Large Cap Funds	215

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.03%, 0.075%, 0.075%, 0.07%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

216	J.P. Morgan Large Cap Funds	December 31, 2022

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$55	$1
Equity Index Fund	21	—(a)
Equity Premium Income Fund	132	15
Hedged Equity Fund	6	—
Hedged Equity 2 Fund	47	1
Hedged Equity 3 Fund	17	—
Large Cap Growth Fund	235	—(a)
Large Cap Value Fund	41	—(a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	122	—(a)
U.S. GARP Equity Fund	1	—
U.S. Large Cap Core Plus Fund	3	—(a)
U.S. Research Enhanced Equity Fund	—(a)	—
U.S. Sustainable Leaders Fund	3	—
U.S. Value Fund	106	4

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Large Cap Funds	217

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

218	J.P. Morgan Large Cap Funds	December 31, 2022

F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the following Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95(1)	1.45(1)	0.70(1)	1.40(1)	n/a	n/a	0.75(1)	0.65(1)
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44

(1)
Effective November 1, 2022, the contractual expense limitations changed from 1.10%, 1.60%, 0.85%, 1.45%, 0.80% and 0.70% for Class A,
Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.

December 31, 2022	J.P. Morgan Large Cap Funds	219

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$45	$—	$—	$45	$—
Equity Index Fund	1,468	1,537	912	3,917	21
Equity Premium Income Fund	44	29	12	85	—
Hedged Equity 2 Fund	3	2	4	9	2
Hedged Equity 3 Fund	43	28	8	79	1
Large Cap Growth Fund	7,229	4,797	139	12,165	3
Large Cap Value Fund	570	378	133	1,081	—
U.S. Applied Data Science Value Fund	86	58	82	226	—(a)
U.S. Equity Fund	1,902	1,258	140	3,300	62
U.S. GARP Equity Fund	192	128	17	337	—(a)
U.S. Large Cap Core Plus Fund	310	207	826	1,343	1
U.S. Research Enhanced Equity Fund	1,728	1,151	634	3,513	—
U.S. Sustainable Leaders Fund	84	56	139	279	—
U.S. Value Fund	509	340	66	915	4

(a)	Amount rounds to less than one thousand.
For the six months ended December 31, 2022, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Equity Income Fund	$619
Equity Index Fund	28
Equity Premium Income Fund	54
Hedged Equity Fund	123
Hedged Equity 2 Fund	50
Hedged Equity 3 Fund	26
Large Cap Growth Fund	1,649
Large Cap Value Fund	68
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	260
U.S. GARP Equity Fund	22
U.S. Large Cap Core Plus Fund	20
U.S. Research Enhanced Equity Fund	46
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	67
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Equity Income Fund	$4
Equity Index Fund	1

220	J.P. Morgan Large Cap Funds	December 31, 2022

Equity Premium Income Fund	$1
Hedged Equity Fund	2
Hedged Equity 2 Fund	1
Hedged Equity 3 Fund	1
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	2
U.S. GARP Equity Fund	1
U.S. Large Cap Core Plus Fund	1
U.S. Research Enhanced Equity Fund	1
U.S. Sustainable Leaders Fund	1
U.S. Value Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$1,806,509	$2,323,399	$—	$—
Equity Index Fund	345,186	709,222	—	—
Equity Premium Income Fund	5,113,196	3,863,402	—	—
Hedged Equity Fund	2,273,290	4,252,838	—	—
Hedged Equity 2 Fund	852,043	2,147,039	—	—
Hedged Equity 3 Fund	914,951	949,309	—	—
Large Cap Growth Fund	6,585,389	2,433,867	—	—
Large Cap Value Fund	2,274,145	2,211,455	—	—
U.S. Applied Data Science Value Fund	7,078	21,790	—	—
U.S. Equity Fund	4,871,905	3,770,595	—	—
U.S. GARP Equity Fund	151,721	171,578	—	—
U.S. Large Cap Core Plus Fund	692,194	1,190,293	252,620	318,514
U.S. Research Enhanced Equity Fund	1,142,092	1,408,621	—	—
U.S. Sustainable Leaders Fund	32,501	51,580	—	—
U.S. Value Fund	979,083	162,992	—	—
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	J.P. Morgan Large Cap Funds	221

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$35,070,861	$15,221,345	$1,057,903	$14,163,442
Equity Index Fund	3,923,448	3,340,529	141,146	3,199,383
Equity Premium Income Fund	4,648,666	297,079	129,604	167,475
Hedged Equity Fund	11,345,313	3,815,033	470,129	3,344,904
Hedged Equity 2 Fund	4,321,106	380,527	523,807	(143,280)
Hedged Equity 3 Fund	2,793,712	247,680	269,538	(21,858)
Large Cap Growth Fund	31,164,051	7,273,880	1,418,300	5,855,580
Large Cap Value Fund	3,085,931	420,264	61,694	358,570
U.S. Applied Data Science Value Fund	164,669	37,834	12,788	25,046
U.S. Equity Fund	14,067,178	5,713,446	433,038	5,280,408
U.S. GARP Equity Fund	690,866	301,416	64,484	236,932
U.S. Large Cap Core Plus Fund *	639,792	691,722	25,404	666,318
U.S. Research Enhanced Equity Fund	4,911,512	1,782,447	203,654	1,578,793
U.S. Sustainable Leaders Fund	156,056	21,420	11,318	10,102
U.S. Value Fund	3,373,154	626,566	69,709	556,857

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
At June 30, 2022, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$47,771 *	$—
Hedged Equity Fund	380,233	480,838
Hedged Equity 2 Fund	536*	822*

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$88,541	$—
Equity Premium Income Fund	150,622	25,875
Large Cap Growth Fund	884,057	—
Large Cap Value Fund	5,618	—
U.S. Equity Fund	326,507	—
U.S. GARP Equity Fund	8,061	—
U.S. Large Cap Core Plus Fund	100,964	—
U.S. Research Enhanced Equity Fund	24,796	—
U.S. Sustainable Leaders Fund	6,076	1,003

222	J.P. Morgan Large Cap Funds	December 31, 2022

During the year ended June 30, 2022, the following Funds utilized capital loss carryforwards as follows:
	Capital Loss Utilized
	Short-Term	Long-Term
Hedged Equity 2 Fund	$7,323	$11,216
Hedged Equity 3 Fund	4,543	7,246
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of December 31, 2022. Average borrowings from the Facility for the six months ended December 31, 2022, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$27,601	3.66%	9	$40
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

December 31, 2022	J.P. Morgan Large Cap Funds	223

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
As of December 31, 2022, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.5%	2	30.9%
Equity Index Fund	2	20.5	—	—
Equity Premium Income Fund	1	33.4	2	31.8
Hedged Equity Fund	—	—	2	38.2
Hedged Equity 2 Fund	1	13.3	4	49.5
Hedged Equity 3 Fund	—	—	4	48.0
Large Cap Growth Fund	—	—	1	18.9
Large Cap Value Fund	2	21.7	1	13.7
U.S. Applied Data Science Value Fund	—	—	4	44.2
U.S. Equity Fund	—	—	1	14.0
U.S. GARP Equity Fund	3	48.0	—	—
U.S. Large Cap Core Plus Fund	1	28.1	—	—
U.S. Research Enhanced Equity Fund	1	10.9	1	11.7
U.S. Sustainable Leaders Fund	—	—	2	38.2
U.S. Value Fund	—	—	2	36.4
As of December 31, 2022, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—%	—%	60.9%
Large Cap Value Fund	23.4	—	—
U.S. Equity Fund	—	16.9	—
U.S. GARP Equity Fund	57.7	—	—
U.S. Research Enhanced Equity Fund	12.5	49.7	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates

224	J.P. Morgan Large Cap Funds	December 31, 2022

may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Event
Effective February 17, 2023, all share classes of Hedged Equity Fund are no longer subject to a limited offering.

December 31, 2022	J.P. Morgan Large Cap Funds	225

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$1,074.80	$4.97	0.95%
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,072.30	7.57	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,076.50	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,073.30	6.27	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R3
Actual	1,000.00	1,074.80	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R4
Actual	1,000.00	1,076.60	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R5
Actual	1,000.00	1,076.80	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,077.40	2.36	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

226	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,020.50	$2.29	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class C
Actual	1,000.00	1,017.50	5.34	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class I
Actual	1,000.00	1,021.90	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Class R6
Actual	1,000.00	1,022.60	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,052.40	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,049.80	6.97	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,052.90	3.10	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,054.50	2.33	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,054.30	1.81	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,016.40	4.22	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,013.80	6.75	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,017.60	2.95	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R5
Actual	1,000.00	1,018.80	2.19	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	1,019.30	1.68	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	991.10	4.27	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	988.50	6.77	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35

December 31, 2022	J.P. Morgan Large Cap Funds	227

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$992.30	$3.01	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	993.10	2.26	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	992.90	1.76	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,002.20	4.29	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	999.80	6.80	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,003.50	3.03	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,004.40	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,004.80	1.77	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,018.20	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class C
Actual	1,000.00	1,015.40	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class I
Actual	1,000.00	1,019.30	3.46	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class R2
Actual	1,000.00	1,016.80	6.00	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class R3
Actual	1,000.00	1,018.20	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R4
Actual	1,000.00	1,019.20	3.46	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class R5
Actual	1,000.00	1,020.20	2.70	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R6
Actual	1,000.00	1,020.70	2.19	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43

228	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,070.30	$4.85	0.93%
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class C
Actual	1,000.00	1,067.80	7.51	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,072.00	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,069.00	6.21	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,070.80	4.91	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,071.60	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,072.50	2.82	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,073.00	2.30	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,058.90	3.79	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,055.70	6.37	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class I
Actual	1,000.00	1,059.80	2.54	0.49
Hypothetical	1,000.00	1,022.73	2.50	0.49
Class R2
Actual	1,000.00	1,056.70	5.65	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,060.40	2.29	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,060.90	1.77	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,013.80	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,010.80	7.30	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

December 31, 2022	J.P. Morgan Large Cap Funds	229

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,014.60	$3.50	0.69%
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class L
Actual	1,000.00	1,015.80	2.74	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R2
Actual	1,000.00	1,012.70	6.04	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,013.90	4.77	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,015.10	3.50	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,015.80	2.74	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,016.30	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	988.70	4.21	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	986.20	6.71	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	990.10	2.96	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	987.60	5.46	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	990.60	2.21	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	991.10	1.71	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,050.60	8.73	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class C
Actual	1,000.00	1,047.90	11.30	2.19
Hypothetical	1,000.00	1,014.17	11.12	2.19
Class I
Actual	1,000.00	1,051.90	7.45	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44

230	J.P. Morgan Large Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,048.90	$10.74	2.08%
Hypothetical	1,000.00	1,014.72	10.56	2.08
Class R5
Actual	1,000.00	1,051.80	7.40	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class R6
Actual	1,000.00	1,052.80	6.78	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,019.80	3.05	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,021.20	1.78	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,021.80	1.27	0.25
Hypothetical	1,000.00	1,023.94	1.28	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,028.10	3.27	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class C
Actual	1,000.00	1,025.40	5.82	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class I
Actual	1,000.00	1,029.20	1.99	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class R6
Actual	1,000.00	1,029.50	1.74	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,084.90	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,082.20	7.56	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,086.40	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,083.40	6.25	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,085.00	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,086.40	3.58	0.68
Hypothetical	1,000.00	1,021.78	3.47	0.68

December 31, 2022	J.P. Morgan Large Cap Funds	231

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,087.10	$2.84	0.54%
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,087.60	2.32	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

232	J.P. Morgan Large Cap Funds	December 31, 2022

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also meet for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June  21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds.  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;

December 31, 2022	J.P. Morgan Large Cap Funds	233

BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the

234	J.P. Morgan Large Cap Funds	December 31, 2022

fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the fourth, third and second  quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and third quintiles of the Peer Group, and in the fourth, third and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, second and second quintiles of the Peer Group, and in the third, third and second of the Universe, for the one-,

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(Unaudited) (continued)
three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Index Fund’s performance for Class A and Class I shares was in the first quintile of the Peer Group, and in the second quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the first quintile of the Peer Group for each of the one-, three- and five year periods ended December 31, 2021, and in the second, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Equity Premium Income Fund’s performance for Class A shares was in the third and first quintiles of the Peer Group, and in the third and second quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third and second quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  The Trustees noted that the performance for Class R6 shares was in the second and first quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the first quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the second, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted the performance of the Hedged Equity 2 Fund since its inception on February 26, 2021, as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.
The Trustees noted the performance of the Hedged Equity 3 Fund since its inception on February 26, 2021, as compared with that of its benchmark index.  The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.
The Trustees noted that the Large Cap Growth Fund’s performance for Class A shares was in the fifth, first and first quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for both Class I and Class R6 shares was in the fourth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Large Cap Value Fund’s performance for Class A was in the fifth, second and third quintiles of the Peer Group, and in the fourth, first and third of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fourth, first and third quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, first and third quintiles of the Peer Group, and in the fourth, first and second quintiles of the Universe, for the one-, three- and five-year periods ended

236	J.P. Morgan Large Cap Funds	December 31, 2022

December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A shares was in the first, third and third quintiles for both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third and second quintiles of the Peer Group, and in the first, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and first quintiles of the Peer Group, and in the first, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the U.S. Equity Fund’s performance for both Class A and Class I shares was in the first quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the second, first and first quintiles of the Universe, for the one-, three and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the second, first and second quintiles of the Peer Group, and in the second, first and first quintiles of the Universe, for the one-, three and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A shares was in first, third and third quintiles of the Peer Group, and in the first, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, fourth and third quintiles of the Peer Group, and in the first, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and third quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for both Class A and Class I shares was in the second, first and first quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the first and second quintiles of the Peer Group for the one- and three year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for both the one- and three-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant.  Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the first, first and second quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for both Class I and Class R6 shares was in the first quintile of both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the first, second and second quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the first quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the first quintile of both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The

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(Unaudited) (continued)
Trustees noted that the performance for Class R6 shares was in the first quintile of both the Peer Group and Universe, for the one-year period ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, second and first quintiles of the Peer Group for the one- three- and five-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the third, first and first quintiles of the Peer Group for the one- three- and five-year periods ended December 31, 2021, respectively, and in the second quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles of the Peer Group, and in the second, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Equity Index Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second

238	J.P. Morgan Large Cap Funds	December 31, 2022

quintiles of the Universe, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 2 Fund’s net advisory fee for Class A and Class R6 shares were in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee and actual total expenses for Class I shares were both in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Hedged Equity 3 Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares due to the limited number of funds in the Peer Groups. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee Class R6 shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Large Cap Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and the Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee and actual total expenses for Class A shares were both in the fifth and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in fifth quintile of both the Peer Group and Universe, and that the actual total expenses for

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BOARD APPROVAL OF MANAGEMENT AGREEMENTS
(Unaudited) (continued)
Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the fifth quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the fifth and third quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the
Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that both the net advisory fee and actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

240	J.P. Morgan Large Cap Funds	December 31, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

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© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-LCE-1222

Semi-Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell Mid Cap Index returned 5.43%, the Russell Mid Cap Growth Index returned 6.20% and the Russell Mid Cap Value Index returned 5.01%.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	(1.65)%
Russell 3000 Growth Index	(1.13)%
Net Assets as of 12/31/2022 (In Thousands)	$12,201,566
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight positions in the health care and industrials sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Catalent Inc., Zoom Video Communications Inc. and Tesla Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Zoom Video Communications, a video conferencing service provider, fell after the company reported lower-than-expected revenue for the second quarter of 2022 and issued a weaker-than-expected forecast. Shares of Tesla, an electric vehicle manufacturer, fell amid investor concerns about both weaker delivery volumes and Chief Executive Elon Musk’s controversial decisions as majority owner and chief executive of Twitter Inc.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Burlington Stores Inc. and Alnylam Pharmaceuticals Inc. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Burlington Stores, an apparel retail chain, rose after the company reported weak but better-than-expected results for the third quarter of 2022. Shares of Alnylam Pharmaceuticals, a drug development company, rose amid strong product revenue for the second quarter of 2022 and after the company reported positive Phase 3 clinical trial results for its amyloidosis treatment.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.6%
2.	Apple, Inc.	7.4
3.	Amazon.com, Inc.	4.0
4.	Alphabet, Inc., Class C	3.9
5.	Mastercard, Inc., Class A	3.5
6.	UnitedHealth Group, Inc.	2.9
7.	Quanta Services, Inc.	2.0
8.	Regeneron Pharmaceuticals, Inc.	1.9
9.	NVIDIA Corp.	1.8
10.	Tesla, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Information Technology	36.9%
Health Care	20.5
Consumer Discretionary	13.2
Industrials	11.3
Financials	6.6
Communication Services	4.9
Energy	3.1
Consumer Staples	1.9
Materials	0.7
Short-Term Investments	0.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge **		(6.82)%	(33.91)%	10.53%	14.48%
Without Sales Charge		(1.65)	(30.24)	11.73	15.10
CLASS C SHARES	May 1, 2006
With CDSC ***		(2.85)	(31.58)	11.17	14.64
Without CDSC		(1.85)	(30.58)	11.17	14.64
Class I SHARES	May 1, 2006	(1.52)	(30.05)	12.00	15.36
Class R2 SHARES	July 31, 2017	(1.77)	(30.41)	11.44	14.81
Class R3 SHARES	May 31, 2017	(1.65)	(30.26)	11.72	15.11
Class R4 SHARES	May 31, 2017	(1.52)	(30.06)	12.01	15.39
Class R5 SHARES	January 8, 2009	(1.47)	(29.96)	12.17	15.55
Class R6 SHARES	December 23, 2013	(1.41)	(29.88)	12.29	15.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.99%
Russell Midcap Index	5.43%
Net Assets as of 12/31/2022 (In Thousands)	$3,088,626
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and industrials sectors was a contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in IAC Inc., Newell Brands Inc. and Catalent Inc. Shares of IAC, a media and internet content provider, fell after the company reported lower-than-expected results for the second and third quarters of 2022. Shares of Newell Brands, a manufacturer of housewares and specialty products, fell after the company issued weaker-than-expected earnings forecasts. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year 2022.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Horizon Therapeutics PLC and Ametek Inc. Shares of Hubbell, a manufacturer of electrical components and equipment, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and amid investor expectations the company will benefit from planned infrastructural upgrades to U.S. electricity grids. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Ametek, a manufacturer of electrical components and equipment, rose after the company reported better-than-expected earnings and revenue for the second and third quarters of 2022 and raised its earnings forecast for the full year 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	AutoZone, Inc.	1.4%
2.	AMETEK, Inc.	1.2
3.	Hubbell, Inc.	1.1
4.	Xcel Energy, Inc.	1.1
5.	ITT, Inc.	1.1
6.	Ameriprise Financial, Inc.	1.1
7.	Laboratory Corp. of America Holdings	1.1
8.	M&T Bank Corp.	1.0
9.	Huntington Bancshares, Inc.	1.0
10.	AmerisourceBergen Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	17.7%
Health Care	14.8
Industrials	14.0
Information Technology	13.1
Consumer Discretionary	11.5
Real Estate	6.0
Utilities	5.0
Materials	3.5
Energy	3.2
Communication Services	2.9
Consumer Staples	2.9
Short-Term Investments	5.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge **		(0.65)%	(20.65)%	7.11%	10.80%
Without Sales Charge		4.85	(16.25)	8.27	11.41
CLASS C SHARES	November 2, 2009
With CDSC ***		3.60	(17.66)	7.74	10.96
Without CDSC		4.60	(16.66)	7.74	10.96
Class I SHARES	January 1, 1997	4.99	(16.04)	8.55	11.74
Class R2 SHARES	March 14, 2014	4.72	(16.46)	8.01	11.16
Class R5 SHARES	March 14, 2014	5.05	(15.93)	8.71	11.87
Class R6 SHARES	March 14, 2014	5.12	(15.84)	8.82	11.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	4.19%
Russell Midcap Growth Index	6.20%
Net Assets as of 12/31/2022 (In Thousands)	$7,550,884
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Catalent Inc. and Zoom Video Communications Inc., and its out-of-Benchmark position in Palo Alto Networks Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Zoom Video Communications, a video conferencing service provider, fell after the company reported lower-than-expected revenue for the second quarter of 2022 and issued a weaker-than-expected forecast. Shares of Palo Alto Networks, a cybersecurity systems provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Toro Co. and Trane Technologies PLC. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. for about $28 billion. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of Trane Technologies, a provider of heating, ventilation and air conditioning systems and services based in Ireland, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Horizon Therapeutics plc	2.3%
2.	Trane Technologies plc	2.2
3.	Quanta Services, Inc.	2.2
4.	Dexcom, Inc.	2.0
5.	Agilent Technologies, Inc.	2.0
6.	Synopsys, Inc.	1.9
7.	Cheniere Energy, Inc.	1.8
8.	Copart, Inc.	1.8
9.	Hilton Worldwide Holdings, Inc.	1.8
10.	Cadence Design Systems, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	24.9%
Information Technology	22.1
Industrials	16.9
Consumer Discretionary	13.8
Financials	10.0
Energy	4.1
Communication Services	2.5
Consumer Staples	1.0
Materials	0.6
Short-Term Investments	4.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge **		(1.43)%	(31.08)%	8.17%	11.88%
Without Sales Charge		4.04	(27.27)	9.34	12.48
CLASS C SHARES	November 4, 1997
With CDSC ***		2.74	(28.63)	8.79	12.04
Without CDSC		3.74	(27.63)	8.79	12.04
Class I SHARES	March 2, 1989	4.19	(27.09)	9.66	12.83
Class R2 SHARES	June 19, 2009	3.87	(27.50)	9.05	12.24
Class R3 SHARES	September 9, 2016	4.01	(27.32)	9.33	12.48
Class R4 SHARES	September 9, 2016	4.12	(27.14)	9.60	12.76
Class R5 SHARES	November 1, 2011	4.23	(27.01)	9.81	12.98
Class R6 SHARES	November 1, 2011	4.25	(26.96)	9.87	13.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	5.91%
Russell Midcap Value Index	5.01%
Net Assets as of 12/31/2022 (In Thousands)	$13,830,134
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and utilities sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Ameriprise Financial Inc., Hubbell Inc. and Arch Capital Group Ltd. Shares of Ameriprise Financial, a financial services provider, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Hubbell, an electronic components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and raised its earnings in anticipation of increased federal government spending on electrical grid upgrades. Shares of Arch Capital Group, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and after the company became a component of the S&P 500 Index.
Leading individual detractors from relative performance included the Fund’s overweight positions in IAC Inc., Newell Brands Inc. and Liberty Broadband Corp. Shares of IAC, a media and internet content provider, fell after the company reported lower-than-expected results for the second and third quarters of 2022. Shares of Newell Brands, a manufacturer of housewares and specialty products, fell after the company issued weaker-than-expected earnings forecasts. Shares of Liberty Broadband, a cable and satellite TV provider, fell amid broad weakness in communications sector stocks.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Xcel Energy, Inc.	2.0%
2.	Ameriprise Financial, Inc.	1.9
3.	Laboratory Corp. of America Holdings	1.9
4.	M&T Bank Corp.	1.8
5.	Huntington Bancshares, Inc.	1.8
6.	AmerisourceBergen Corp.	1.8
7.	CMS Energy Corp.	1.7
8.	WEC Energy Group, Inc.	1.7
9.	Loews Corp.	1.7
10.	Entergy Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	24.2%
Industrials	12.9
Real Estate	10.7
Consumer Discretionary	10.4
Utilities	8.8
Health Care	8.5
Information Technology	7.5
Materials	5.7
Consumer Staples	4.4
Communication Services	3.6
Energy	2.7
Short-Term Investments	0.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

12	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge **		0.16%	(13.28)%	4.44%	8.90%
Without Sales Charge		5.70	(8.49)	5.57	9.49
CLASS C SHARES	April 30, 2001
With CDSC ***		4.44	(9.93)	5.05	9.04
Without CDSC		5.44	(8.93)	5.05	9.04
Class I SHARES	October 31, 2001	5.84	(8.26)	5.84	9.76
Class L SHARES	November 13, 1997	5.91	(8.14)	6.06	10.01
Class R2 SHARES	November 3, 2008	5.57	(8.71)	5.30	9.20
Class R3 SHARES	September 9, 2016	5.71	(8.49)	5.57	9.49
Class R4 SHARES	September 9, 2016	5.83	(8.26)	5.84	9.76
Class R5 SHARES	September 9, 2016	5.90	(8.12)	6.00	9.96
Class R6 SHARES	September 9, 2016	5.96	(8.03)	6.11	10.03

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	5.62%
Russell 3000 Value Index	5.95%
Net Assets as of 12/31/2022 (In Thousands)	$9,169,310
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Exxon Mobil Corp. and its overweight positions in Liberty Broadband Corp. and IAC Inc. Shares of Exxon Mobil, an integrated petroleum and natural gas company, rose after reporting strong earnings and revenue growth as global energy prices remained elevated during the period. Shares of Liberty Broadband, a cable and satellite TV provider, fell amid broad weakness in communications sector stocks. Shares of IAC, a media and internet content provider, fell amid declining revenues and consecutive quarters of lower-than-expected earnings.
Leading individual contributors to relative performance included the Fund’s overweight position in Dick’s Sporting Goods Inc. and its underweight positions in Meta Platforms Inc. and Intel Corp. Shares of Dick’s Sporting Goods, a recreational products and apparel retail chain, rose after the company reported better-than-expected earnings, revenue and store sales for the third quarter of 2022. Shares of Meta Platforms, parent company of social media platform Facebook, fell after the company issued a lower-than-expected revenue forecast and amid investor concerns about the company’s push into virtual reality entertainment. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell with the broader semiconductor sub-sector amid lower industry growth forecasts and changes in global technology supply chains.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.6%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Chevron Corp.	2.4
4.	AbbVie, Inc.	2.2
5.	Bristol-Myers Squibb Co.	2.0
6.	ConocoPhillips	1.9
7.	Loews Corp.	1.7
8.	M&T Bank Corp.	1.7
9.	Capital One Financial Corp.	1.7
10.	Johnson & Johnson	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	26.2%
Health Care	14.4
Industrials	9.4
Consumer Discretionary	8.7
Real Estate	8.3
Energy	8.2
Consumer Staples	5.6
Communication Services	5.1
Information Technology	4.2
Utilities	4.2
Materials	3.0
Short-Term Investments	2.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Value Advantage Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge **		(0.13)%	(9.18)%	5.56%	9.44%
Without Sales Charge		5.41	(4.14)	6.71	10.03
CLASS C SHARES	February 28, 2005
With CDSC ***		4.13	(5.59)	6.18	9.59
Without CDSC		5.13	(4.59)	6.18	9.59
Class I SHARES	February 28, 2005	5.53	(3.89)	6.98	10.31
Class L SHARES	February 28, 2005	5.62	(3.75)	7.14	10.53
Class R2 SHARES	July 31, 2017	5.26	(4.39)	6.44	9.76
Class R3 SHARES	September 9, 2016	5.42	(4.11)	6.71	10.03
Class R4 SHARES	September 9, 2016	5.54	(3.88)	6.98	10.31
Class R5 SHARES	September 9, 2016	5.62	(3.74)	7.14	10.52
Class R6 SHARES	September 9, 2016	5.69	(3.65)	7.25	10.59

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%
Automobiles — 1.8%
Tesla, Inc. *	1,780	219,207
Banks — 0.9%
First Republic Bank	562	68,542
SVB Financial Group *	171	39,234
		107,776
Beverages — 1.0%
Constellation Brands, Inc., Class A	536	124,197
Biotechnology — 6.8%
Alnylam Pharmaceuticals, Inc. *	530	125,851
Amgen, Inc.	348	91,414
Exact Sciences Corp. *	1,631	80,761
Exelixis, Inc. *	3,158	50,653
Horizon Therapeutics plc *	1,805	205,390
Natera, Inc. *	1,051	42,216
Regeneron Pharmaceuticals, Inc. *	329	237,495
		833,780
Building Products — 1.7%
Trane Technologies plc	1,224	205,823
Capital Markets — 4.4%
Blackstone, Inc.	1,606	119,174
Charles Schwab Corp. (The)	2,268	188,781
Morgan Stanley	1,098	93,345
S&P Global, Inc.	404	135,335
		536,635
Commercial Services & Supplies — 1.3%
Copart, Inc. *	2,507	152,665
Communications Equipment — 0.4%
Arista Networks, Inc. *	415	50,406
Construction & Engineering — 2.0%
Quanta Services, Inc.	1,756	250,259
Electrical Equipment — 2.0%
AMETEK, Inc.	1,098	153,447
Hubbell, Inc.	409	95,851
		249,298
Electronic Equipment, Instruments & Components — 1.2%
Keysight Technologies, Inc. *	479	81,922
Zebra Technologies Corp., Class A *	275	70,483
		152,405
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 0.4%
Baker Hughes Co.	1,593	47,033
Health Care Equipment & Supplies — 4.2%
Cooper Cos., Inc. (The)	349	115,389
Dexcom, Inc. * (a)	1,118	126,615
Insulet Corp. *	329	96,934
Intuitive Surgical, Inc. *	649	172,156
		511,094
Health Care Providers & Services — 4.6%
Centene Corp. *	754	61,865
McKesson Corp.	388	145,494
UnitedHealth Group, Inc.	672	356,011
		563,370
Hotels, Restaurants & Leisure — 3.2%
Aramark	2,381	98,421
Booking Holdings, Inc. *	58	116,223
Hilton Worldwide Holdings, Inc.	1,020	128,962
Royal Caribbean Cruises Ltd. * (a)	1,038	51,325
		394,931
Household Durables — 0.5%
Garmin Ltd.	617	56,929
Insurance — 1.3%
Progressive Corp. (The)	1,196	155,148
Interactive Media & Services — 4.5%
Alphabet, Inc., Class C *	5,433	482,131
Bumble, Inc., Class A *	2,935	61,778
		543,909
Internet & Direct Marketing Retail — 4.0%
Amazon.com, Inc. *	5,819	488,782
IT Services — 5.3%
Global Payments, Inc.	823	81,714
Globant SA *	437	73,435
Mastercard, Inc., Class A	1,218	423,582
MongoDB, Inc. * (a)	341	67,218
		645,949
Life Sciences Tools & Services — 2.1%
Mettler-Toledo International, Inc. *	69	99,606
Thermo Fisher Scientific, Inc.	276	152,147
		251,753
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 3.2%
Deere & Co.	431	184,874
Ingersoll Rand, Inc.	2,297	120,014
Toro Co. (The)	767	86,871
		391,759
Media — 0.4%
Trade Desk, Inc. (The), Class A *	1,073	48,117
Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	2,293	87,143
Oil, Gas & Consumable Fuels — 2.7%
Cheniere Energy, Inc.	749	112,361
EOG Resources, Inc.	1,683	217,963
		330,324
Personal Products — 0.9%
Estee Lauder Cos., Inc. (The), Class A	427	105,904
Pharmaceuticals — 2.8%
Eli Lilly & Co.	419	153,394
Jazz Pharmaceuticals plc *	550	87,641
Royalty Pharma plc, Class A	2,609	103,106
		344,141
Professional Services — 0.6%
Equifax, Inc.	362	70,437
Road & Rail — 0.5%
Old Dominion Freight Line, Inc.	207	58,713
Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc. *	1,835	118,820
Entegris, Inc.	982	64,426
Lam Research Corp. (a)	201	84,267
Marvell Technology, Inc.	1,664	61,638
NVIDIA Corp.	1,505	219,957
QUALCOMM, Inc.	1,200	131,959
SolarEdge Technologies, Inc. *	458	129,837
Wolfspeed, Inc. * (a)	652	45,010
		855,914
Software — 15.6%
Confluent, Inc., Class A * (a)	2,957	65,774
Crowdstrike Holdings, Inc., Class A *	439	46,211
HubSpot, Inc. *	182	52,474
Intuit, Inc.	460	178,923
Microsoft Corp.	4,369	1,047,787
Palo Alto Networks, Inc. *	1,040	145,079
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
ServiceNow, Inc. *	290	112,576
Synopsys, Inc. *	414	132,149
Zoom Video Communications, Inc., Class A *	1,251	84,766
Zscaler, Inc. * (a)	348	38,958
		1,904,697
Specialty Retail — 3.0%
Burlington Stores, Inc. *	665	134,765
National Vision Holdings, Inc. *	1,266	49,054
Ross Stores, Inc.	654	75,886
Tractor Supply Co.	475	106,977
		366,682
Technology Hardware, Storage & Peripherals — 7.4%
Apple, Inc.	6,990	908,203
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	680	79,576
Total Common Stocks (Cost $8,482,397)		12,092,959
Short-Term Investments — 1.0%
Investment Companies — 0.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $62,872)	62,875	62,907
Investment of Cash Collateral from Securities Loaned — 0.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	45,010	45,023
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	7,590	7,590
Total Investment of Cash Collateral from Securities Loaned (Cost $52,609)		52,613
Total Short-Term Investments (Cost $115,481)		115,520
Total Investments — 100.1% (Cost $8,597,878)		12,208,479
Liabilities in Excess of Other Assets — (0.1)%		(6,913)
NET ASSETS — 100.0%		12,201,566

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $51,399.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.3%
HEICO Corp., Class A	79	9,521
Airlines — 0.5%
Delta Air Lines, Inc. *	264	8,676
Southwest Airlines Co. *	239	8,060
		16,736
Banks — 6.1%
Citizens Financial Group, Inc.	574	22,600
East West Bancorp, Inc.	147	9,697
Fifth Third Bancorp	747	24,493
First Citizens BancShares, Inc., Class A	18	13,582
First Republic Bank	63	7,645
Huntington Bancshares, Inc. (a)	2,295	32,360
M&T Bank Corp.	226	32,754
Regions Financial Corp.	1,259	27,150
SVB Financial Group *	16	3,727
Zions Bancorp NA	270	13,274
		187,282
Beverages — 1.2%
Constellation Brands, Inc., Class A	112	25,947
Keurig Dr Pepper, Inc.	346	12,351
		38,298
Biotechnology — 2.9%
Alnylam Pharmaceuticals, Inc. *	76	18,069
Exact Sciences Corp. *	191	9,461
Exelixis, Inc. *	478	7,671
Horizon Therapeutics plc *	256	29,081
Natera, Inc. *	158	6,335
Neurocrine Biosciences, Inc. *	100	11,889
Seagen, Inc. *	64	8,287
		90,793
Building Products — 2.1%
Carlisle Cos., Inc.	76	17,938
Fortune Brands Innovations, Inc.	318	18,143
Trane Technologies plc	168	28,243
		64,324
Capital Markets — 6.6%
Ameriprise Financial, Inc.	109	33,922
Ares Management Corp.	205	14,010
FactSet Research Systems, Inc.	31	12,253
LPL Financial Holdings, Inc.	85	18,305
Morningstar, Inc.	38	8,263
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
MSCI, Inc.	37	17,109
Northern Trust Corp.	204	18,090
Raymond James Financial, Inc.	229	24,518
S&P Global, Inc.	34	11,561
State Street Corp.	258	20,024
T. Rowe Price Group, Inc. (a)	134	14,568
Tradeweb Markets, Inc., Class A	172	11,157
		203,780
Chemicals — 0.9%
Celanese Corp.	73	7,476
RPM International, Inc.	218	21,211
		28,687
Commercial Services & Supplies — 1.0%
Cintas Corp.	14	6,408
Copart, Inc. *	381	23,208
		29,616
Communications Equipment — 1.4%
Arista Networks, Inc. *	109	13,280
F5, Inc. *	57	8,138
Motorola Solutions, Inc.	90	23,194
		44,612
Construction & Engineering — 1.4%
AECOM	115	9,809
Quanta Services, Inc.	195	27,751
Valmont Industries, Inc.	20	6,572
		44,132
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	60	20,134
Consumer Finance — 0.4%
Discover Financial Services	138	13,489
Containers & Packaging — 1.5%
Ball Corp.	173	8,844
Packaging Corp. of America	134	17,174
Silgan Holdings, Inc.	409	21,184
		47,202
Distributors — 1.3%
Genuine Parts Co.	85	14,822
LKQ Corp.	470	25,086
		39,908
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. * (a)	91	5,740
Diversified Financial Services — 0.4%
Voya Financial, Inc.	187	11,480
Electric Utilities — 2.5%
Edison International (a)	206	13,112
Entergy Corp.	250	28,090
Xcel Energy, Inc.	506	35,471
		76,673
Electrical Equipment — 3.0%
Acuity Brands, Inc.	124	20,501
AMETEK, Inc.	270	37,756
Hubbell, Inc.	153	35,789
		94,046
Electronic Equipment, Instruments & Components — 3.4%
Amphenol Corp., Class A	258	19,627
CDW Corp.	134	23,863
Jabil, Inc.	229	15,613
Keysight Technologies, Inc. *	77	13,212
Teledyne Technologies, Inc. *	58	23,321
Zebra Technologies Corp., Class A *	37	9,559
		105,195
Energy Equipment & Services — 0.2%
Baker Hughes Co.	219	6,479
Entertainment — 0.9%
Take-Two Interactive Software, Inc. *	256	26,634
Equity Real Estate Investment Trusts (REITs) — 5.7%
American Homes 4 Rent, Class A	452	13,634
AvalonBay Communities, Inc.	79	12,809
Boston Properties, Inc. (a)	150	10,109
Brixmor Property Group, Inc.	504	11,435
Essex Property Trust, Inc.	35	7,480
Federal Realty Investment Trust (a)	81	8,157
Host Hotels & Resorts, Inc.	407	6,528
JBG SMITH Properties	282	5,350
Kimco Realty Corp.	615	13,029
Mid-America Apartment Communities, Inc.	53	8,244
Rayonier, Inc.	512	16,860
Regency Centers Corp.	138	8,653
Rexford Industrial Realty, Inc.	143	7,795
Sun Communities, Inc.	56	8,061
Ventas, Inc.	160	7,223
INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	547	16,973
WP Carey, Inc. (a)	172	13,412
		175,752
Food & Staples Retailing — 0.9%
Kroger Co. (The)	277	12,376
US Foods Holding Corp. *	423	14,378
		26,754
Food Products — 0.4%
Post Holdings, Inc. *	132	11,884
Gas Utilities — 0.5%
National Fuel Gas Co.	227	14,362
Health Care Equipment & Supplies — 4.2%
Cooper Cos., Inc. (The)	43	14,261
Dexcom, Inc. *	231	26,204
Globus Medical, Inc., Class A * (a)	109	8,058
Hologic, Inc. *	158	11,852
IDEXX Laboratories, Inc. *	24	9,689
Insulet Corp. *	62	18,136
Novocure Ltd. * (a)	26	1,918
ResMed, Inc.	76	15,733
Zimmer Biomet Holdings, Inc.	180	22,990
		128,841
Health Care Providers & Services — 5.2%
Acadia Healthcare Co., Inc. *	175	14,434
Amedisys, Inc. *	89	7,445
AmerisourceBergen Corp.	193	32,015
Centene Corp. *	212	17,366
Henry Schein, Inc. *	339	27,063
Laboratory Corp. of America Holdings	144	33,782
McKesson Corp.	40	15,066
Universal Health Services, Inc., Class B	86	12,114
		159,285
Hotels, Restaurants & Leisure — 3.0%
Aramark	386	15,988
Booking Holdings, Inc. *	3	5,770
Chipotle Mexican Grill, Inc. *	15	21,109
Darden Restaurants, Inc.	92	12,690
Expedia Group, Inc. *	99	8,673
Hilton Worldwide Holdings, Inc.	180	22,715
Royal Caribbean Cruises Ltd. *	114	5,630
		92,575
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 1.2%
Garmin Ltd.	63	5,789
Helen of Troy Ltd. *	60	6,650
Mohawk Industries, Inc. *	113	11,623
Newell Brands, Inc.	1,059	13,851
		37,913
Household Products — 0.3%
Energizer Holdings, Inc.	282	9,476
Insurance — 4.3%
Arch Capital Group Ltd. *	332	20,825
Globe Life, Inc. (a)	64	7,760
Hartford Financial Services Group, Inc. (The)	312	23,700
Lincoln National Corp.	198	6,084
Loews Corp.	508	29,627
Progressive Corp. (The)	124	16,037
RenaissanceRe Holdings Ltd. (Bermuda)	56	10,343
WR Berkley Corp.	263	19,060
		133,436
Interactive Media & Services — 0.7%
Bumble, Inc., Class A *	318	6,691
IAC, Inc. *	308	13,688
		20,379
Internet & Direct Marketing Retail — 0.2%
Chewy, Inc., Class A * (a)	160	5,951
IT Services — 2.3%
FleetCor Technologies, Inc. *	88	16,067
Global Payments, Inc.	99	9,855
Globant SA *	70	11,701
GoDaddy, Inc., Class A *	197	14,761
MongoDB, Inc. * (a)	66	13,016
Remitly Global, Inc. *	531	6,083
		71,483
Life Sciences Tools & Services — 1.9%
10X Genomics, Inc., Class A *	100	3,641
Agilent Technologies, Inc.	168	25,109
Maravai LifeSciences Holdings, Inc., Class A *	272	3,892
Mettler-Toledo International, Inc. *	14	19,728
West Pharmaceutical Services, Inc.	22	5,304
		57,674
Machinery — 5.2%
IDEX Corp.	77	17,453
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Ingersoll Rand, Inc.	227	11,879
ITT, Inc.	420	34,023
Lincoln Electric Holdings, Inc.	157	22,695
Middleby Corp. (The) * (a)	163	21,819
Snap-on, Inc.	101	23,059
Timken Co. (The)	191	13,511
Toro Co. (The)	139	15,773
		160,212
Media — 1.6%
Liberty Broadband Corp., Class C *	223	17,007
Liberty Media Corp.-Liberty SiriusXM, Class C *	482	18,867
Trade Desk, Inc. (The), Class A *	289	12,937
		48,811
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	403	15,325
Multiline Retail — 0.1%
Kohl's Corp. (a)	147	3,706
Multi-Utilities — 2.2%
CMS Energy Corp.	481	30,427
Sempra Energy	43	6,707
WEC Energy Group, Inc.	318	29,826
		66,960
Oil, Gas & Consumable Fuels — 3.1%
Antero Resources Corp. *	179	5,554
Cheniere Energy, Inc.	156	23,410
Coterra Energy, Inc.	554	13,622
Diamondback Energy, Inc.	77	10,586
EOG Resources, Inc.	140	18,074
Williams Cos., Inc. (The)	718	23,603
		94,849
Personal Products — 0.2%
BellRing Brands, Inc. *	219	5,607
Pharmaceuticals — 1.2%
Jazz Pharmaceuticals plc *	161	25,638
Royalty Pharma plc, Class A	279	11,024
		36,662
Professional Services — 0.3%
Equifax, Inc.	54	10,562
Real Estate Management & Development — 0.5%
CBRE Group, Inc., Class A * (a)	205	15,746
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Road & Rail — 0.4%
Old Dominion Freight Line, Inc.	38	10,930
Semiconductors & Semiconductor Equipment — 1.7%
Advanced Micro Devices, Inc. *	97	6,316
Enphase Energy, Inc. * (a)	25	6,655
Entegris, Inc.	135	8,839
Marvell Technology, Inc.	175	6,473
SolarEdge Technologies, Inc. *	44	12,357
Teradyne, Inc.	76	6,671
Wolfspeed, Inc. * (a)	82	5,647
		52,958
Software — 4.7%
Cadence Design Systems, Inc. *	133	21,402
Clear Secure, Inc., Class A (a)	135	3,701
Confluent, Inc., Class A *	325	7,224
Crowdstrike Holdings, Inc., Class A *	124	13,071
Five9, Inc. *	82	5,587
Gen Digital, Inc.	529	11,345
HashiCorp, Inc., Class A *	247	6,761
HubSpot, Inc. *	31	8,854
Palo Alto Networks, Inc. *	109	15,166
Procore Technologies, Inc. *	162	7,645
Synopsys, Inc. *	78	24,993
Zoom Video Communications, Inc., Class A *	162	10,979
Zscaler, Inc. *	68	7,560
		144,288
Specialty Retail — 3.9%
AutoZone, Inc. *	18	45,279
Bath & Body Works, Inc.	265	11,187
Best Buy Co., Inc.	126	10,101
Burlington Stores, Inc. *	72	14,600
CarMax, Inc. * (a)	95	5,759
Gap, Inc. (The) (a)	192	2,163
National Vision Holdings, Inc. *	126	4,865
Ross Stores, Inc.	87	10,041
Tractor Supply Co.	80	18,101
		122,096
Textiles, Apparel & Luxury Goods — 1.8%
Carter's, Inc. (a)	199	14,844
Lululemon Athletica, Inc. *	21	6,657
INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued
Ralph Lauren Corp. (a)	161	17,029
Tapestry, Inc.	455	17,325
		55,855
Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	896	11,652
Trading Companies & Distributors — 0.3%
Air Lease Corp.	248	9,531
Total Common Stocks (Cost $2,438,130)		3,016,276
Short-Term Investments — 5.6%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $85,568)	85,566	85,608
Investment of Cash Collateral from Securities Loaned — 2.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	63,974	63,993
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	24,149	24,149
Total Investment of Cash Collateral from Securities Loaned (Cost $88,139)		88,142
Total Short-Term Investments (Cost $173,707)		173,750
Total Investments — 103.3% (Cost $2,611,837)		3,190,026
Liabilities in Excess of Other Assets — (3.3)%		(101,400)
NET ASSETS — 100.0%		3,088,626

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $85,712.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 0.7%
HEICO Corp., Class A	473	56,740
Airlines — 0.7%
Delta Air Lines, Inc. *	1,573	51,698
Banks — 1.7%
East West Bancorp, Inc.	877	57,793
First Republic Bank	374	45,541
SVB Financial Group *	96	22,156
		125,490
Beverages — 1.0%
Constellation Brands, Inc., Class A	320	74,159
Biotechnology — 7.2%
Alnylam Pharmaceuticals, Inc. *	454	107,757
Exact Sciences Corp. *	1,139	56,389
Exelixis, Inc. *	2,849	45,701
Horizon Therapeutics plc *	1,525	173,478
Natera, Inc. *	939	37,728
Neurocrine Biosciences, Inc. *	593	70,876
Seagen, Inc. *	384	49,379
		541,308
Building Products — 2.2%
Trane Technologies plc	1,002	168,481
Capital Markets — 7.3%
Ares Management Corp.	1,221	83,531
FactSet Research Systems, Inc.	182	73,048
LPL Financial Holdings, Inc.	505	109,164
Morningstar, Inc.	227	49,234
MSCI, Inc.	219	102,026
S&P Global, Inc.	206	68,914
Tradeweb Markets, Inc., Class A	1,024	66,501
		552,418
Commercial Services & Supplies — 2.3%
Cintas Corp.	85	38,333
Copart, Inc. *	2,273	138,426
		176,759
Communications Equipment — 1.7%
Arista Networks, Inc. *	652	79,174
F5, Inc. *	338	48,489
		127,663
Construction & Engineering — 3.5%
AECOM	688	58,456
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — continued
Quanta Services, Inc.	1,162	165,543
Valmont Industries, Inc.	118	39,162
		263,161
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc. *	542	34,178
Electrical Equipment — 2.2%
AMETEK, Inc.	667	93,164
Hubbell, Inc.	304	71,288
		164,452
Electronic Equipment, Instruments & Components — 2.8%
Jabil, Inc.	335	22,817
Keysight Technologies, Inc. *	460	78,770
Teledyne Technologies, Inc. *	141	56,279
Zebra Technologies Corp., Class A *	222	56,967
		214,833
Energy Equipment & Services — 0.5%
Baker Hughes Co.	1,307	38,583
Entertainment — 1.0%
Take-Two Interactive Software, Inc. * (a)	718	74,726
Health Care Equipment & Supplies — 7.7%
Cooper Cos., Inc. (The)	257	85,031
Dexcom, Inc. * (a)	1,380	156,308
Hologic, Inc. * (a)	945	70,655
IDEXX Laboratories, Inc. *	142	57,744
Insulet Corp. *	367	108,159
Novocure Ltd. * (a)	155	11,387
ResMed, Inc.	451	93,818
		583,102
Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc. *	1,046	86,067
Amedisys, Inc. *	531	44,346
Centene Corp. *	1,263	103,559
McKesson Corp.	239	89,837
		323,809
Hotels, Restaurants & Leisure — 5.6%
Aramark	2,306	95,336
Booking Holdings, Inc. *	17	34,354
Chipotle Mexican Grill, Inc. *	91	125,905
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Holdings, Inc.	1,072	135,490
Royal Caribbean Cruises Ltd. * (a)	678	33,523
		424,608
Household Durables — 1.0%
Garmin Ltd.	373	34,469
Helen of Troy Ltd. *	357	39,596
		74,065
Insurance — 1.3%
Progressive Corp. (The)	737	95,626
Interactive Media & Services — 0.5%
Bumble, Inc., Class A *	1,893	39,856
Internet & Direct Marketing Retail — 0.5%
Chewy, Inc., Class A * (a)	956	35,443
IT Services — 3.2%
Global Payments, Inc.	591	58,731
Globant SA *	415	69,753
MongoDB, Inc. *	394	77,604
Remitly Global, Inc. *	3,162	36,205
		242,293
Life Sciences Tools & Services — 4.6%
10X Genomics, Inc., Class A * (a)	628	22,894
Agilent Technologies, Inc.	1,001	149,772
Maravai LifeSciences Holdings, Inc., Class A *	1,618	23,146
Mettler-Toledo International, Inc. *	81	117,651
West Pharmaceutical Services, Inc.	134	31,574
		345,037
Machinery — 3.2%
Ingersoll Rand, Inc.	1,355	70,814
ITT, Inc.	903	73,191
Toro Co. (The)	831	94,054
		238,059
Media — 1.0%
Trade Desk, Inc. (The), Class A *	1,721	77,136
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	1,200	45,595
Oil, Gas & Consumable Fuels — 3.7%
Antero Resources Corp. *	1,067	33,071
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Cheniere Energy, Inc.	931	139,637
EOG Resources, Inc.	833	107,787
		280,495
Pharmaceuticals — 1.6%
Jazz Pharmaceuticals plc *	343	54,631
Royalty Pharma plc, Class A	1,663	65,711
		120,342
Professional Services — 0.8%
Equifax, Inc.	324	62,951
Road & Rail — 0.9%
Old Dominion Freight Line, Inc.	230	65,153
Semiconductors & Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc. *	581	37,610
Enphase Energy, Inc. * (a)	149	39,649
Entegris, Inc.	803	52,672
Marvell Technology, Inc.	1,041	38,554
SolarEdge Technologies, Inc. *	260	73,673
Teradyne, Inc.	455	39,734
Wolfspeed, Inc. * (a)	487	33,630
		315,522
Software — 10.5%
Cadence Design Systems, Inc. *	795	127,652
Clear Secure, Inc., Class A (a)	803	22,012
Confluent, Inc., Class A *	1,935	43,036
Crowdstrike Holdings, Inc., Class A *	740	77,933
Five9, Inc. *	490	33,266
HashiCorp, Inc., Class A *	1,473	40,266
HubSpot, Inc. *	182	52,758
Palo Alto Networks, Inc. *	648	90,436
Procore Technologies, Inc. *	965	45,546
Synopsys, Inc. *	467	149,080
Zoom Video Communications, Inc., Class A *	966	65,447
Zscaler, Inc. * (a)	403	45,042
		792,474
Specialty Retail — 6.0%
AutoZone, Inc. *	51	125,393
Burlington Stores, Inc. *	429	87,045
CarMax, Inc. * (a)	563	34,282
National Vision Holdings, Inc. * (a)	942	36,500
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	515	59,846
Tractor Supply Co.	480	107,944
		451,010
Textiles, Apparel & Luxury Goods — 0.5%
Lululemon Athletica, Inc. *	124	39,646
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,478	56,798
Total Common Stocks (Cost $6,460,566)		7,373,669
Short-Term Investments — 4.2%
Investment Companies — 2.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $188,878)	188,864	188,958
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	112,896	112,930
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	15,425	15,425
Total Investment of Cash Collateral from Securities Loaned (Cost $128,332)		128,355
Total Short-Term Investments (Cost $317,210)		317,313
Total Investments — 101.9% (Cost $6,777,776)		7,690,982
Liabilities in Excess of Other Assets — (1.9)%		(140,098)
NET ASSETS — 100.0%		7,550,884

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $124,682.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Airlines — 0.5%
Southwest Airlines Co. *	1,827	61,511
Banks — 9.2%
Citizens Financial Group, Inc.	4,380	172,440
Fifth Third Bancorp	5,696	186,883
First Citizens BancShares, Inc., Class A	137	103,662
Huntington Bancshares, Inc.	17,511	246,904
M&T Bank Corp.	1,723	249,898
Regions Financial Corp.	9,608	207,147
Zions Bancorp NA	2,060	101,292
		1,268,226
Beverages — 1.4%
Constellation Brands, Inc., Class A	445	103,057
Keurig Dr Pepper, Inc.	2,643	94,248
		197,305
Building Products — 2.0%
Carlisle Cos., Inc.	581	136,878
Fortune Brands Innovations, Inc.	2,424	138,431
		275,309
Capital Markets — 6.1%
Ameriprise Financial, Inc.	831	258,827
Northern Trust Corp.	1,560	138,035
Raymond James Financial, Inc.	1,751	187,065
State Street Corp.	1,970	152,783
T. Rowe Price Group, Inc.	1,019	111,162
		847,872
Chemicals — 1.6%
Celanese Corp.	558	57,053
RPM International, Inc.	1,661	161,838
		218,891
Communications Equipment — 1.3%
Motorola Solutions, Inc.	685	176,533
Construction Materials — 1.1%
Martin Marietta Materials, Inc.	454	153,634
Consumer Finance — 0.8%
Discover Financial Services	1,052	102,924
Containers & Packaging — 2.6%
Ball Corp.	1,320	67,489
Packaging Corp. of America	1,024	131,045
Silgan Holdings, Inc.	3,134	162,484
		361,018
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 2.2%
Genuine Parts Co.	652	113,102
LKQ Corp.	3,583	191,402
		304,504
Diversified Financial Services — 0.6%
Voya Financial, Inc.	1,425	87,600
Electric Utilities — 4.2%
Edison International	1,573	100,052
Entergy Corp.	1,905	214,320
Xcel Energy, Inc.	3,860	270,636
		585,008
Electrical Equipment — 3.7%
Acuity Brands, Inc.	944	156,428
AMETEK, Inc.	1,209	168,874
Hubbell, Inc.	775	181,821
		507,123
Electronic Equipment, Instruments & Components — 3.8%
Amphenol Corp., Class A	1,967	149,758
CDW Corp.	1,016	181,489
Jabil, Inc.	1,318	89,865
Teledyne Technologies, Inc. *	265	105,886
		526,998
Entertainment — 0.8%
Take-Two Interactive Software, Inc. *	1,030	107,293
Equity Real Estate Investment Trusts (REITs) — 9.7%
American Homes 4 Rent, Class A	3,452	104,035
AvalonBay Communities, Inc.	605	97,744
Boston Properties, Inc.	1,141	77,145
Brixmor Property Group, Inc.	3,849	87,258
Essex Property Trust, Inc.	269	57,079
Federal Realty Investment Trust	616	62,254
Host Hotels & Resorts, Inc. (a)	3,104	49,819
JBG SMITH Properties	2,151	40,835
Kimco Realty Corp.	4,694	99,418
Mid-America Apartment Communities, Inc.	401	62,908
Rayonier, Inc.	3,923	129,293
Regency Centers Corp.	1,057	66,034
Rexford Industrial Realty, Inc.	1,089	59,488
Sun Communities, Inc.	430	61,519
Ventas, Inc.	1,223	55,120
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	4,178	129,506
WP Carey, Inc.	1,310	102,341
		1,341,796
Food & Staples Retailing — 1.5%
Kroger Co. (The)	2,118	94,436
US Foods Holding Corp. *	3,225	109,715
		204,151
Food Products — 0.7%
Post Holdings, Inc. *	1,005	90,689
Gas Utilities — 0.8%
National Fuel Gas Co.	1,731	109,587
Health Care Equipment & Supplies — 1.7%
Globus Medical, Inc., Class A *	828	61,489
Zimmer Biomet Holdings, Inc.	1,376	175,422
		236,911
Health Care Providers & Services — 5.8%
AmerisourceBergen Corp.	1,474	244,267
Henry Schein, Inc. *	2,585	206,487
Laboratory Corp. of America Holdings	1,095	257,748
Universal Health Services, Inc., Class B	656	92,436
		800,938
Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants, Inc.	700	96,832
Expedia Group, Inc. *	755	66,187
		163,019
Household Durables — 1.4%
Mohawk Industries, Inc. *	868	88,695
Newell Brands, Inc.	8,080	105,687
		194,382
Household Products — 0.5%
Energizer Holdings, Inc.	2,155	72,313
Insurance — 6.5%
Arch Capital Group Ltd. *	2,531	158,894
Globe Life, Inc.	491	59,219
Hartford Financial Services Group, Inc. (The)	2,385	180,829
Lincoln National Corp.	1,512	46,438
Loews Corp.	3,875	226,051
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
RenaissanceRe Holdings Ltd. (Bermuda)	428	78,923
WR Berkley Corp.	2,004	145,432
		895,786
Interactive Media & Services — 0.8%
IAC, Inc. *	2,346	104,148
IT Services — 1.7%
FleetCor Technologies, Inc. *	668	122,593
GoDaddy, Inc., Class A *	1,505	112,634
		235,227
Machinery — 6.6%
IDEX Corp.	583	133,174
ITT, Inc.	2,046	165,924
Lincoln Electric Holdings, Inc.	1,199	173,160
Middleby Corp. (The) *	1,243	166,487
Snap-on, Inc.	770	175,933
Timken Co. (The)	1,459	103,096
		917,774
Media — 2.0%
Liberty Broadband Corp., Class C *	1,701	129,766
Liberty Media Corp.-Liberty SiriusXM, Class C *	3,669	143,563
		273,329
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,541	58,548
Multiline Retail — 0.2%
Kohl's Corp. (a)	1,121	28,295
Multi-Utilities — 3.7%
CMS Energy Corp.	3,666	232,154
Sempra Energy	331	51,187
WEC Energy Group, Inc.	2,427	227,564
		510,905
Oil, Gas & Consumable Fuels — 2.6%
Coterra Energy, Inc.	4,230	103,939
Diamondback Energy, Inc.	591	80,788
Williams Cos., Inc. (The)	5,474	180,089
		364,816
Personal Products — 0.3%
BellRing Brands, Inc. *	1,669	42,798
Pharmaceuticals — 0.9%
Jazz Pharmaceuticals plc *	789	125,682
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	29

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A *	1,561	120,148
Software — 0.6%
Gen Digital, Inc.	4,040	86,574
Specialty Retail — 2.6%
AutoZone, Inc. *	75	185,047
Bath & Body Works, Inc.	2,026	85,369
Best Buy Co., Inc.	961	77,080
Gap, Inc. (The)	1,464	16,518
		364,014
Textiles, Apparel & Luxury Goods — 2.7%
Carter's, Inc.	1,518	113,270
Ralph Lauren Corp.	1,230	129,935
Tapestry, Inc.	3,471	132,195
		375,400
Thrifts & Mortgage Finance — 0.6%
MGIC Investment Corp.	6,839	88,910
Total Common Stocks (Cost $9,015,107)		13,587,889
Short-Term Investments — 0.5%
Investment Companies — 0.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $13,430)	13,430	13,437
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $62,314)	62,314	62,314
Total Short-Term Investments (Cost $75,744)		75,751
Total Investments — 98.8% (Cost $9,090,851)		13,663,640
Other Assets Less Liabilities — 1.2%		166,494
NET ASSETS — 100.0%		13,830,134

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $61,634.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%
Aerospace & Defense — 2.8%
General Dynamics Corp.	303	75,276
Northrop Grumman Corp.	111	60,290
Raytheon Technologies Corp.	1,191	120,233
		255,799
Air Freight & Logistics — 0.6%
FedEx Corp.	330	57,208
Banks — 11.2%
Bank of America Corp.	9,975	330,376
Citigroup, Inc.	1,244	56,290
Citizens Financial Group, Inc.	2,664	104,890
M&T Bank Corp.	1,067	154,796
PNC Financial Services Group, Inc. (The)	731	115,435
Truist Financial Corp.	1,633	70,252
US Bancorp	1,814	79,122
Wells Fargo & Co.	2,829	116,794
		1,027,955
Beverages — 0.5%
Keurig Dr Pepper, Inc.	1,177	41,967
Biotechnology — 3.5%
AbbVie, Inc.	1,271	205,405
Regeneron Pharmaceuticals, Inc. *	95	68,686
Vertex Pharmaceuticals, Inc. *	175	50,594
		324,685
Building Products — 1.2%
Carlisle Cos., Inc.	217	51,186
Fortune Brands Innovations, Inc.	982	56,094
		107,280
Capital Markets — 3.0%
Charles Schwab Corp. (The)	1,130	94,092
Invesco Ltd.	768	13,810
Morgan Stanley (a)	702	59,712
Northern Trust Corp.	662	58,541
T. Rowe Price Group, Inc. (a)	452	49,354
		275,509
Chemicals — 0.3%
Axalta Coating Systems Ltd. *	1,197	30,482
Communications Equipment — 0.6%
Cisco Systems, Inc.	889	42,371
CommScope Holding Co., Inc. *	1,802	13,244
		55,615
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.5%
Martin Marietta Materials, Inc.	302	101,924
Vulcan Materials Co.	179	31,362
		133,286
Consumer Finance — 2.4%
American Express Co.	467	68,940
Capital One Financial Corp.	1,660	154,359
		223,299
Containers & Packaging — 1.4%
Packaging Corp. of America	628	80,276
WestRock Co.	1,240	43,608
		123,884
Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B *	745	230,039
Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	2,726	107,408
Electric Utilities — 3.9%
American Electric Power Co., Inc.	435	41,295
Edison International	709	45,101
Entergy Corp.	379	42,649
NextEra Energy, Inc.	871	72,779
PG&E Corp. * (a)	3,829	62,255
Xcel Energy, Inc.	1,275	89,422
		353,501
Electrical Equipment — 0.6%
Eaton Corp. plc	349	54,713
Electronic Equipment, Instruments & Components — 0.5%
TD SYNNEX Corp.	499	47,244
Equity Real Estate Investment Trusts (REITs) — 7.7%
American Homes 4 Rent, Class A	2,101	63,335
Apple Hospitality REIT, Inc.	2,108	33,269
Brixmor Property Group, Inc.	2,983	67,634
EastGroup Properties, Inc.	152	22,579
Federal Realty Investment Trust (a)	531	53,612
JBG SMITH Properties	1,434	27,223
Kimco Realty Corp.	4,150	87,896
Lamar Advertising Co., Class A	509	48,031
Mid-America Apartment Communities, Inc.	436	68,377
Public Storage	134	37,574
Rayonier, Inc.	1,996	65,781
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	31

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Welltower, Inc.	419	27,452
Weyerhaeuser Co.	3,174	98,394
		701,157
Food & Staples Retailing — 0.7%
Albertsons Cos., Inc., Class A	1,367	28,356
Sysco Corp.	502	38,347
		66,703
Food Products — 1.8%
Kraft Heinz Co. (The)	2,323	94,553
Post Holdings, Inc. *	753	67,962
		162,515
Health Care Equipment & Supplies — 0.9%
Medtronic plc	507	39,371
Zimmer Biomet Holdings, Inc.	353	45,020
		84,391
Health Care Providers & Services — 5.7%
AmerisourceBergen Corp.	761	126,089
Cigna Corp.	200	66,301
CVS Health Corp.	1,220	113,682
HCA Healthcare, Inc.	362	86,923
Laboratory Corp. of America Holdings	296	69,726
UnitedHealth Group, Inc.	118	62,686
		525,407
Hotels, Restaurants & Leisure — 1.1%
Booking Holdings, Inc. *	29	57,838
Texas Roadhouse, Inc.	504	45,821
		103,659
Household Durables — 1.2%
Mohawk Industries, Inc. *	556	56,824
Newell Brands, Inc.	3,782	49,474
		106,298
Household Products — 1.5%
Energizer Holdings, Inc.	1,183	39,699
Procter & Gamble Co. (The)	656	99,322
		139,021
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	342	73,359
Insurance — 7.0%
American International Group, Inc.	479	30,273
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Chubb Ltd.	368	81,279
CNA Financial Corp.	689	29,110
Fairfax Financial Holdings Ltd. (Canada)	112	66,497
Hartford Financial Services Group, Inc. (The)	693	52,541
Loews Corp.	2,737	159,661
Marsh & McLennan Cos., Inc.	108	17,829
Progressive Corp. (The)	636	82,547
Travelers Cos., Inc. (The)	634	118,919
		638,656
Interactive Media & Services — 1.8%
Alphabet, Inc., Class C *	505	44,844
IAC, Inc. *	1,180	52,388
Meta Platforms, Inc., Class A *	547	65,814
		163,046
IT Services — 1.1%
FleetCor Technologies, Inc. *	240	44,120
International Business Machines Corp.	407	57,244
		101,364
Machinery — 2.2%
Dover Corp.	674	91,187
ITT, Inc.	438	35,522
Middleby Corp. (The) *	300	40,210
Timken Co. (The)	514	36,345
		203,264
Media — 1.6%
Liberty Broadband Corp., Class C *	763	58,171
Liberty Media Corp.-Liberty SiriusXM, Class C *	1,592	62,314
Nexstar Media Group, Inc., Class A (a)	162	28,305
		148,790
Multiline Retail — 0.8%
Dollar General Corp.	145	35,632
Target Corp.	255	37,976
		73,608
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	586	35,892
Oil, Gas & Consumable Fuels — 8.2%
Chevron Corp. (a)	1,219	218,870
ConocoPhillips	1,453	171,508
Coterra Energy, Inc.	2,243	55,108
EOG Resources, Inc.	382	49,425
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Kinder Morgan, Inc.	4,803	86,847
Phillips 66	884	91,974
Williams Cos., Inc. (The)	2,500	82,247
		755,979
Personal Products — 0.4%
BellRing Brands, Inc. *	1,495	38,337
Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	2,600	187,055
Johnson & Johnson	752	132,862
Merck & Co., Inc.	689	76,483
		396,400
Professional Services — 0.5%
Leidos Holdings, Inc.	397	41,750
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	855	65,815
Road & Rail — 0.8%
Norfolk Southern Corp.	162	39,871
Union Pacific Corp.	176	36,506
		76,377
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	308	50,537
NXP Semiconductors NV (China)	269	42,463
Texas Instruments, Inc.	585	96,615
		189,615
Specialty Retail — 4.7%
AutoZone, Inc. *	44	107,659
Bath & Body Works, Inc.	1,184	49,881
Best Buy Co., Inc.	454	36,389
Dick's Sporting Goods, Inc. (a)	499	60,061
Gap, Inc. (The) (a)	1,658	18,709
Home Depot, Inc. (The)	114	35,913
Lowe's Cos., Inc.	399	79,437
Murphy USA, Inc.	155	43,474
		431,523
Textiles, Apparel & Luxury Goods — 1.0%
Columbia Sportswear Co. (a)	476	41,662
Ralph Lauren Corp. (a)	509	53,828
		95,490
INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp.	2,470	32,109
Tobacco — 0.7%
Philip Morris International, Inc.	650	65,817
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	321	44,870
Total Common Stocks (Cost $6,180,662)		9,011,086
Short-Term Investments — 2.7%
Investment Companies — 1.3%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $117,681)	117,648	117,707
Investment of Cash Collateral from Securities Loaned — 1.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	88,275	88,301
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	43,374	43,374
Total Investment of Cash Collateral from Securities Loaned (Cost $131,669)		131,675
Total Short-Term Investments (Cost $249,350)		249,382
Total Investments — 101.0% (Cost $6,430,012)		9,260,468
Liabilities in Excess of Other Assets — (1.0)%		(91,158)
NET ASSETS — 100.0%		9,169,310

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $128,755.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$12,092,959	$3,016,276	$7,373,669
Investments in affiliates, at value	62,907	85,608	188,958
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	52,613	88,142	128,355
Cash	502	350	856
Receivables:
Fund shares sold	70,736	4,165	6,826
Dividends from non-affiliates	1,556	3,908	1,090
Dividends from affiliates	8	10	23
Securities lending income (See Note 2.B.)	13	11	31
Other assets	—	27	—
Total Assets	12,281,294	3,198,497	7,699,808
LIABILITIES:
Payables:
Investment securities purchased	—	17,435	—
Collateral received on securities loaned (See Note 2.B.)	52,613	88,142	128,355
Fund shares redeemed	18,814	2,135	15,045
Accrued liabilities:
Investment advisory fees	5,305	1,522	4,050
Administration fees	378	77	370
Distribution fees	984	132	314
Service fees	1,358	311	505
Custodian and accounting fees	88	16	56
Other	188	101	229
Total Liabilities	79,728	109,871	148,924
Net Assets	$12,201,566	$3,088,626	$7,550,884
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$8,942,604	$2,585,477	$6,958,518
Total distributable earnings (loss)	3,258,962	503,149	592,366
Total Net Assets	$12,201,566	$3,088,626	$7,550,884
Net Assets:
Class A	$2,304,002	$570,660	$1,129,960
Class C	706,839	14,711	59,829
Class I	3,361,734	872,575	1,647,731
Class R2	5,298	776	41,226
Class R3	13,006	—	44,066
Class R4	20,146	—	19,405
Class R5	81,317	8,570	450,551
Class R6	5,709,224	1,621,334	4,158,116
Total	$12,201,566	$3,088,626	$7,550,884
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	104,416	11,612	37,060
Class C	40,420	321	2,944
Class I	144,079	17,359	43,514
Class R2	245	16	1,215
Class R3	591	—	1,193
Class R4	863	—	514
Class R5	3,369	170	11,637
Class R6	233,618	32,203	106,474
Net Asset Value (a):
Class A — Redemption price per share	$22.07	$49.14	$30.49
Class C — Offering price per share (b)	17.49	45.81	20.32
Class I — Offering and redemption price per share	23.33	50.27	37.87
Class R2 — Offering and redemption price per share	21.66	48.23	33.92
Class R3 — Offering and redemption price per share	22.02	—	36.95
Class R4 — Offering and redemption price per share	23.34	—	37.69
Class R5 — Offering and redemption price per share	24.14	50.42	38.72
Class R6 — Offering and redemption price per share	24.44	50.35	39.05
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.29	$51.86	$32.18
Cost of investments in non-affiliates	$8,482,397	$2,438,130	$6,460,566
Cost of investments in affiliates	62,872	85,568	188,878
Investment securities on loan, at value (See Note 2.B.)	51,399	85,712	124,682
Cost of investment of cash collateral (See Note 2.B.)	52,609	88,139	128,332

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,587,889	$9,011,086
Investments in affiliates, at value	13,437	117,707
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	62,314	131,675
Cash	600	569
Receivables:
Investment securities sold	264,099	4,679
Fund shares sold	12,644	34,165
Dividends from non-affiliates	29,496	19,076
Dividends from affiliates	2	14
Securities lending income (See Note 2.B.)	—	30
Total Assets	13,970,481	9,319,001
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	62,314	131,675
Fund shares redeemed	68,333	12,223
Accrued liabilities:
Investment advisory fees	7,277	3,927
Administration fees	411	313
Distribution fees	342	445
Service fees	1,292	856
Custodian and accounting fees	95	58
Other	283	194
Total Liabilities	140,347	149,691
Net Assets	$13,830,134	$9,169,310
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,195,107	$6,280,003
Total distributable earnings (loss)	4,635,027	2,889,307
Total Net Assets	$13,830,134	$9,169,310
Net Assets:
Class A	$1,220,603	$1,271,804
Class C	50,782	260,084
Class I	2,006,282	1,968,325
Class L	6,447,447	1,496,251
Class R2	62,535	307
Class R3	70,555	2,194
Class R4	22,050	124
Class R5	49,304	2,512
Class R6	3,900,576	4,167,709
Total	$13,830,134	$9,169,310
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	36,857	36,891
Class C	1,621	7,547
Class I	59,554	56,685
Class L	187,965	43,060
Class R2	2,020	9
Class R3	2,159	65
Class R4	660	3
Class R5	1,440	73
Class R6	113,804	120,156
Net Asset Value (a):
Class A — Redemption price per share	$33.12	$34.47
Class C — Offering price per share (b)	31.34	34.46
Class I — Offering and redemption price per share	33.69	34.72
Class L — Offering and redemption price per share	34.30	34.75
Class R2 — Offering and redemption price per share	30.96	34.01
Class R3 — Offering and redemption price per share	32.68	33.96
Class R4 — Offering and redemption price per share	33.46	35.04
Class R5 — Offering and redemption price per share	34.24	34.67
Class R6 — Offering and redemption price per share	34.27	34.69
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$34.96	$36.38
Cost of investments in non-affiliates	$9,015,107	$6,180,662
Cost of investments in affiliates	13,430	117,681
Investment securities on loan, at value (See Note 2.B.)	61,634	128,755
Cost of investment of cash collateral (See Note 2.B.)	62,314	131,669

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$4	$—
Dividend income from non-affiliates	40,851	19,557	17,861
Dividend income from affiliates	2,704	1,600	3,608
Income from securities lending (net) (See Note 2.B.)	22	25	83
Total investment income	43,577	21,186	21,552
EXPENSES:
Investment advisory fees	35,529	9,670	24,767
Administration fees	4,489	1,116	2,858
Distribution fees:
Class A	3,107	707	1,477
Class C	3,016	54	256
Class R2	13	2	109
Class R3	17	—	56
Service fees:
Class A	3,107	707	1,477
Class C	1,005	18	85
Class I	4,506	1,067	1,993
Class R2	7	1	55
Class R3	17	—	56
Class R4	25	—	25
Class R5	48	—(a)	236
Custodian and accounting fees	210	52	130
Interest expense to affiliates	—	—	1
Professional fees	69	34	50
Trustees’ and Chief Compliance Officer’s fees	34	17	25
Printing and mailing costs	327	219	257
Registration and filing fees	270	77	229
Transfer agency fees (See Note 2.F.)	152	27	204
Other	235	122	155
Total expenses	56,183	13,890	34,501
Less fees waived	(6,134)	(1,782)	(2,929)
Less expense reimbursements	(3)	(3)	(1)
Net expenses	50,046	12,105	31,571
Net investment income (loss)	(6,469)	9,081	(10,019)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(262,280)	$(41,178)	$(243,036)
Investments in affiliates	68	—(a)	20
Foreign currency transactions	(1)	—	—
Net realized gain (loss)	(262,213)	(41,178)	(243,016)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	52,026	166,677	539,040
Investments in affiliates	25	29	84
Foreign currency translations	(1)	—	—
Change in net unrealized appreciation/depreciation	52,050	166,706	539,124
Net realized/unrealized gains (losses)	(210,163)	125,528	296,108
Change in net assets resulting from operations	$(216,632)	$134,609	$286,089

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$1
Dividend income from non-affiliates	135,273	114,417
Dividend income from affiliates	5,387	2,709
Income from securities lending (net) (See Note 2.B.)	—(a)	59
Total investment income	140,661	117,186
EXPENSES:
Investment advisory fees	46,696	26,527
Administration fees	4,844	3,613
Distribution fees:
Class A	1,566	1,547
Class C	224	1,042
Class R2	158	1
Class R3	90	3
Service fees:
Class A	1,566	1,547
Class C	75	348
Class I	2,841	2,600
Class L	3,383	814
Class R2	79	—(a)
Class R3	90	3
Class R4	28	—(a)
Class R5	25	1
Custodian and accounting fees	232	156
Professional fees	69	56
Trustees’ and Chief Compliance Officer’s fees	36	29
Printing and mailing costs	465	203
Registration and filing fees	165	140
Transfer agency fees (See Note 2.F.)	132	91
Other	327	124
Total expenses	63,091	38,845
Less fees waived	(6,535)	(4,618)
Less expense reimbursements	(23)	(23)
Net expenses	56,533	34,204
Net investment income (loss)	84,128	82,982

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$343,506	$319,429
Investments in affiliates	49	51
Net realized gain (loss)	343,555	319,480
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	389,081	128,048
Investments in affiliates	17	24
Change in net unrealized appreciation/depreciation	389,098	128,072
Net realized/unrealized gains (losses)	732,653	447,552
Change in net assets resulting from operations	$816,781	$530,534
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(6,469)	$(43,447)	$9,081	$11,744
Net realized gain (loss)	(262,213)	300,402	(41,178)	111,884
Change in net unrealized appreciation/depreciation	52,050	(3,767,905)	166,706	(623,200)
Change in net assets resulting from operations	(216,632)	(3,510,950)	134,609	(499,572)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,869)	(450,846)	(14,573)	(45,467)
Class C	(3,852)	(205,934)	(355)	(1,466)
Class I	(13,567)	(627,636)	(23,622)	(74,927)
Class R2	(23)	(97)	(19)	(46)
Class R3	(53)	(738)	—	—
Class R4	(80)	(2,743)	—	—
Class R5	(309)	(18,769)	(256)	(6)
Class R6	(21,818)	(865,471)	(47,896)	(105,308)
Total distributions to shareholders	(49,571)	(2,172,234)	(86,721)	(227,220)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	386,452	2,985,664	411,350	530,638
NET ASSETS:
Change in net assets	120,249	(2,697,520)	459,238	(196,154)
Beginning of period	12,081,317	14,778,837	2,629,388	2,825,542
End of period	$12,201,566	$12,081,317	$3,088,626	$2,629,388
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,019)	$(39,780)	$84,128	$154,635
Net realized gain (loss)	(243,016)	157,218	343,555	1,794,315
Change in net unrealized appreciation/depreciation	539,124	(2,850,878)	389,098	(3,009,560)
Change in net assets resulting from operations	286,089	(2,733,440)	816,781	(1,060,610)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,987)	(164,928)	(130,792)	(219,981)
Class C	(893)	(15,295)	(5,897)	(10,363)
Class I	(12,879)	(164,559)	(224,520)	(392,788)
Class L	—	—	(702,742)	(1,064,675)
Class R2	(363)	(5,456)	(7,028)	(10,249)
Class R3	(350)	(6,561)	(7,579)	(11,581)
Class R4	(155)	(1,915)	(2,373)	(4,055)
Class R5	(3,443)	(56,755)	(5,275)	(11,564)
Class R6	(31,445)	(391,225)	(424,674)	(571,247)
Total distributions to shareholders	(60,515)	(806,694)	(1,510,880)	(2,296,503)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	345,411	1,447,269	715,880	114,829
NET ASSETS:
Change in net assets	570,985	(2,092,865)	21,781	(3,242,284)
Beginning of period	6,979,899	9,072,764	13,808,353	17,050,637
End of period	$7,550,884	$6,979,899	$13,830,134	$13,808,353
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$82,982	$141,716
Net realized gain (loss)	319,480	928,467
Change in net unrealized appreciation/depreciation	128,072	(1,355,497)
Change in net assets resulting from operations	530,534	(285,314)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(123,104)	(139,510)
Class C	(23,870)	(40,783)
Class I	(195,765)	(309,038)
Class L	(151,034)	(243,763)
Class R2	(28)	(32)
Class R3	(211)	(427)
Class R4	(11)	(206)
Class R5	(245)	(180)
Class R6	(419,748)	(643,793)
Total distributions to shareholders	(914,016)	(1,377,732)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(23,342)	87,864
NET ASSETS:
Change in net assets	(406,824)	(1,575,182)
Beginning of period	9,576,134	11,151,316
End of period	$9,169,310	$9,576,134
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$210,410	$559,491	$59,944	$120,225
Distributions reinvested	9,540	434,059	14,566	45,435
Cost of shares redeemed	(227,963)	(501,025)	(41,052)	(84,870)
Change in net assets resulting from Class A capital transactions	(8,013)	492,525	33,458	80,790
Class C
Proceeds from shares issued	41,106	126,560	3,112	1,834
Distributions reinvested	3,767	200,976	354	1,462
Cost of shares redeemed	(120,559)	(297,542)	(2,841)	(7,072)
Change in net assets resulting from Class C capital transactions	(75,686)	29,994	625	(3,776)
Class I
Proceeds from shares issued	572,272	1,433,710	143,641	415,855
Distributions reinvested	12,857	592,526	23,594	74,821
Cost of shares redeemed	(528,867)	(1,638,548)	(115,301)	(344,560)
Change in net assets resulting from Class I capital transactions	56,262	387,688	51,934	146,116
Class R2
Proceeds from shares issued	1,305	4,940	237	144
Distributions reinvested	23	96	18	43
Cost of shares redeemed	(966)	(63)	(38)	(40)
Change in net assets resulting from Class R2 capital transactions	362	4,973	217	147
Class R3
Proceeds from shares issued	2,430	13,837	—	—
Distributions reinvested	43	628	—	—
Cost of shares redeemed	(2,407)	(2,665)	—	—
Change in net assets resulting from Class R3 capital transactions	66	11,800	—	—
Class R4
Proceeds from shares issued	6,846	2,734	—	—
Distributions reinvested	80	2,743	—	—
Cost of shares redeemed	(1,324)	(5,634)	—	—
Change in net assets resulting from Class R4 capital transactions	5,602	(157)	—	—
Class R5
Proceeds from shares issued	8,676	26,209	8,842	11
Distributions reinvested	300	18,390	256	6
Cost of shares redeemed	(30,749)	(34,294)	—	(82)
Change in net assets resulting from Class R5 capital transactions	(21,773)	10,305	9,098	(65)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,023,867	$2,520,752	$411,206	$465,999
Distributions reinvested	21,669	863,104	47,800	105,241
Cost of shares redeemed	(615,904)	(1,335,320)	(142,988)	(263,814)
Change in net assets resulting from Class R6 capital transactions	429,632	2,048,536	316,018	307,426
Total change in net assets resulting from capital transactions	$386,452	$2,985,664	$411,350	$530,638
SHARE TRANSACTIONS:
Class A
Issued	8,964	18,429	1,192	2,069
Reinvested	406	13,885	286	776
Redeemed	(9,837)	(16,974)	(819)	(1,473)
Change in Class A Shares	(467)	15,340	659	1,372
Class C
Issued	2,205	5,063	65	34
Reinvested	202	8,062	8	27
Redeemed	(6,533)	(12,340)	(59)	(127)
Change in Class C Shares	(4,126)	785	14	(66)
Class I
Issued	23,077	46,780	2,796	6,894
Reinvested	518	17,977	454	1,248
Redeemed	(21,473)	(54,133)	(2,210)	(5,803)
Change in Class I Shares	2,122	10,624	1,040	2,339
Class R2
Issued	59	208	5	3
Reinvested	1	3	—(a)	1
Redeemed	(39)	(2)	(1)	(1)
Change in Class R2 Shares	21	209	4	3
Class R3
Issued	105	502	—	—
Reinvested	2	20	—	—
Redeemed	(104)	(85)	—	—
Change in Class R3 Shares	3	437	—	—
Class R4
Issued	264	90	—	—
Reinvested	3	83	—	—
Redeemed	(53)	(165)	—	—
Change in Class R4 Shares	214	8	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	338	797	165	—
Reinvested	12	540	5	—
Redeemed	(1,185)	(1,041)	—	(1)
Change in Class R5 Shares	(835)	296	170	(1)
Class R6
Issued	39,221	76,238	7,973	7,990
Reinvested	834	25,068	921	1,751
Redeemed	(23,827)	(41,492)	(2,763)	(4,449)
Change in Class R6 Shares	16,228	59,814	6,131	5,292
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,848	$193,417	$84,080	$231,582
Distributions reinvested	10,603	159,203	122,041	205,806
Cost of shares redeemed	(94,273)	(247,726)	(125,917)	(503,800)
Change in net assets resulting from Class A capital transactions	(24,822)	104,894	80,204	(66,412)
Class C
Proceeds from shares issued	4,431	16,113	3,954	11,733
Distributions reinvested	879	15,070	5,724	10,091
Cost of shares redeemed	(14,744)	(28,440)	(17,327)	(21,161)
Change in net assets resulting from Class C capital transactions	(9,434)	2,743	(7,649)	663
Class I
Proceeds from shares issued	442,363	567,054	216,239	548,260
Distributions reinvested	12,103	155,839	211,365	372,132
Cost of shares redeemed	(248,957)	(609,174)	(608,205)	(1,137,558)
Change in net assets resulting from Class I capital transactions	205,509	113,719	(180,601)	(217,166)
Class L
Proceeds from shares issued	—	—	402,806	993,214
Distributions reinvested	—	—	670,198	1,015,481
Cost of shares redeemed	—	—	(896,400)	(1,694,626)
Change in net assets resulting from Class L capital transactions	—	—	176,604	314,069
Class R2
Proceeds from shares issued	3,796	18,906	3,715	9,585
Distributions reinvested	363	5,446	7,012	10,195
Cost of shares redeemed	(6,435)	(16,727)	(4,387)	(15,727)
Change in net assets resulting from Class R2 capital transactions	(2,276)	7,625	6,340	4,053
Class R3
Proceeds from shares issued	11,182	23,135	3,757	8,559
Distributions reinvested	344	6,481	7,118	10,954
Cost of shares redeemed	(5,384)	(41,250)	(6,630)	(20,468)
Change in net assets resulting from Class R3 capital transactions	6,142	(11,634)	4,245	(955)
Class R4
Proceeds from shares issued	2,137	14,507	1,761	11,063
Distributions reinvested	155	1,915	2,373	4,055
Cost of shares redeemed	(3,020)	(11,022)	(3,531)	(18,919)
Change in net assets resulting from Class R4 capital transactions	(728)	5,400	603	(3,801)
Class R5
Proceeds from shares issued	33,304	107,972	2,700	24,053
Distributions reinvested	3,209	53,207	5,265	11,552
Cost of shares redeemed	(49,977)	(193,440)	(4,572)	(62,665)
Change in net assets resulting from Class R5 capital transactions	(13,464)	(32,261)	3,393	(27,060)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$507,447	$1,866,097	$660,111	$873,051
Distributions reinvested	30,834	387,715	377,967	531,604
Cost of shares redeemed	(353,797)	(997,029)	(405,337)	(1,293,217)
Change in net assets resulting from Class R6 capital transactions	184,484	1,256,783	632,741	111,438
Total change in net assets resulting from capital transactions	$345,411	$1,447,269	$715,880	$114,829
SHARE TRANSACTIONS:
Class A
Issued	1,877	4,766	2,348	5,644
Reinvested	332	3,841	3,559	5,251
Redeemed	(3,011)	(6,293)	(3,522)	(13,249)
Change in Class A Shares	(802)	2,314	2,385	(2,354)
Class C
Issued	208	551	117	302
Reinvested	41	540	177	272
Redeemed	(704)	(1,052)	(517)	(551)
Change in Class C Shares	(455)	39	(223)	23
Class I
Issued	11,345	12,070	6,036	13,456
Reinvested	305	3,041	6,053	9,337
Redeemed	(6,457)	(12,606)	(16,707)	(27,722)
Change in Class I Shares	5,193	2,505	(4,618)	(4,929)
Class L
Issued	—	—	10,839	23,576
Reinvested	—	—	18,844	25,025
Redeemed	—	—	(24,201)	(40,417)
Change in Class L Shares	—	—	5,482	8,184
Class R2
Issued	111	405	109	245
Reinvested	10	118	219	276
Redeemed	(185)	(366)	(130)	(413)
Change in Class R2 Shares	(64)	157	198	108
Class R3
Issued	302	461	107	211
Reinvested	9	129	210	283
Redeemed	(137)	(856)	(184)	(506)
Change in Class R3 Shares	174	(266)	133	(12)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	55	301	49	274
Reinvested	4	38	69	102
Redeemed	(78)	(218)	(98)	(462)
Change in Class R4 Shares	(19)	121	20	(86)
Class R5
Issued	842	2,162	73	576
Reinvested	79	1,017	148	285
Redeemed	(1,264)	(4,010)	(121)	(1,507)
Change in Class R5 Shares	(343)	(831)	100	(646)
Class R6
Issued	12,713	37,457	17,659	20,888
Reinvested	753	7,351	10,632	13,105
Redeemed	(8,851)	(20,244)	(10,937)	(30,623)
Change in Class R6 Shares	4,615	24,564	17,354	3,370
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,267	$299,267
Distributions reinvested	117,446	131,124
Cost of shares redeemed	(159,573)	(192,533)
Change in net assets resulting from Class A capital transactions	232,140	237,858
Class C
Proceeds from shares issued	20,515	51,018
Distributions reinvested	23,478	40,129
Cost of shares redeemed	(55,919)	(106,948)
Change in net assets resulting from Class C capital transactions	(11,926)	(15,801)
Class I
Proceeds from shares issued	197,340	667,039
Distributions reinvested	178,020	281,851
Cost of shares redeemed	(363,928)	(866,946)
Change in net assets resulting from Class I capital transactions	11,432	81,944
Class L
Proceeds from shares issued	92,362	340,532
Distributions reinvested	143,444	234,993
Cost of shares redeemed	(333,069)	(477,379)
Change in net assets resulting from Class L capital transactions	(97,263)	98,146
Class R2
Proceeds from shares issued	39	129
Distributions reinvested	28	33
Cost of shares redeemed	(38)	(13)
Change in net assets resulting from Class R2 capital transactions	29	149
Class R3
Proceeds from shares issued	359	1,173
Distributions reinvested	161	338
Cost of shares redeemed	(1,142)	(1,128)
Change in net assets resulting from Class R3 capital transactions	(622)	383
Class R4
Proceeds from shares issued	—	192
Distributions reinvested	11	205
Cost of shares redeemed	(1)	(1,922)
Change in net assets resulting from Class R4 capital transactions	10	(1,525)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$1,416	$237
Distributions reinvested	220	142
Cost of shares redeemed	(66)	(348)
Change in net assets resulting from Class R5 capital transactions	1,570	31
Class R6
Proceeds from shares issued	314,261	808,892
Distributions reinvested	419,131	643,064
Cost of shares redeemed	(892,104)	(1,765,277)
Change in net assets resulting from Class R6 capital transactions	(158,712)	(313,321)
Total change in net assets resulting from capital transactions	$(23,342)	$87,864
SHARE TRANSACTIONS:
Class A
Issued	7,409	7,374
Reinvested	3,312	3,380
Redeemed	(4,372)	(4,700)
Change in Class A Shares	6,349	6,054
Class C
Issued	561	1,255
Reinvested	664	1,041
Redeemed	(1,521)	(2,626)
Change in Class C Shares	(296)	(330)
Class I
Issued	5,368	16,246
Reinvested	4,981	7,212
Redeemed	(9,832)	(21,217)
Change in Class I Shares	517	2,241
Class L
Issued	2,481	8,313
Reinvested	4,009	6,003
Redeemed	(8,910)	(11,792)
Change in Class L Shares	(2,420)	2,524
Class R2
Issued	1	3
Reinvested	1	1
Redeemed	(1)	—(a)
Change in Class R2 Shares	1	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	11	28
Reinvested	4	9
Redeemed	(30)	(28)
Change in Class R3 Shares	(15)	9
Class R4
Issued	—	4
Reinvested	—(a)	5
Redeemed	—(a)	(46)
Change in Class R4 Shares	—(a)	(37)
Class R5
Issued	36	6
Reinvested	6	4
Redeemed	(2)	(9)
Change in Class R5 Shares	40	1
Class R6
Issued	8,482	20,027
Reinvested	11,732	16,442
Redeemed	(23,838)	(41,571)
Change in Class R6 Shares	(3,624)	(5,102)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$22.52	$(0.04)	$(0.32)	$(0.36)	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	33.66	(0.16)	(6.04)	(6.20)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.91	(0.08)	(0.25)	(0.33)	—	(0.09)	(0.09)
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Class I
Six Months Ended December 31, 2022 (Unaudited)	23.78	(0.01)	(0.35)	(0.36)	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	22.14	(0.07)	(0.32)	(0.39)	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (g) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	22.48	(0.04)	(0.33)	(0.37)	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	23.79	(0.01)	(0.35)	(0.36)	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$22.07	(1.61)%	$2,304,002	1.04% (f)	(0.36)% (f)	1.14% (f)	11%
22.52	(22.53)	2,362,435	1.08	(0.54)	1.14	33
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31

17.49	(1.85)	706,839	1.54(f)	(0.87)(f)	1.64(f)	11
17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31

23.33	(1.52)	3,361,734	0.79(f)	(0.11)(f)	0.89(f)	11
23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	—	31

21.66	(1.77)	5,298	1.30(f)	(0.63)(f)	1.43(f)	11
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

22.02	(1.65)	13,006	1.05(f)	(0.38)(f)	1.15(f)	11
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31

23.34	(1.52)	20,146	0.80(f)	(0.12)(f)	0.89(f)	11
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$24.59	$— (h)	$(0.36)	$(0.36)	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	24.88	0.02	(0.37)	(0.35)	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.14	(1.47)%	$81,317	0.65% (f)	0.03% (f)	0.74% (f)	11%
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31

24.44	(1.41)	5,709,224	0.55(f)	0.13(f)	0.64(f)	11
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$48.06	$0.07	$2.31	$2.38	$(0.12)	$(1.18)	$(1.30)
Year Ended June 30, 2022	62.14	0.05	(9.53)	(9.48)	—	(4.60)	(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	—(g)	5.89	5.89	—	(2.85)	(2.85)
Class C
Six Months Ended December 31, 2022 (Unaudited)	44.88	(0.05)	2.16	2.11	—	(1.18)	(1.18)
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Class I
Six Months Ended December 31, 2022 (Unaudited)	49.19	0.14	2.36	2.50	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	47.19	0.01	2.26	2.27	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	49.42	0.42	2.13	2.55	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$49.14	4.85%	$570,660	1.14% (f)	0.28% (f)	1.26% (f)	14%
48.06	(16.58)	526,401	1.15	0.08	1.26	33
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31

45.81	4.60	14,711	1.64(f)	(0.22)(f)	1.77(f)	14
44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31

50.27	4.99	872,575	0.89(f)	0.53(f)	1.01(f)	14
49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31

48.23	4.72	776	1.39(f)	0.05(f)	1.62(f)	14
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31

50.42	5.07	8,570	0.74	1.61	0.91	14
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$49.32	$0.21	$2.37	$2.58	$(0.37)	$(1.18)	$(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$50.35	5.14%	$1,621,334	0.64% (f)	0.79% (f)	0.76% (f)	14%
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$29.58	$(0.09)	$1.30	$1.21	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	46.20	(0.31)	(11.67)	(11.98)	—	(4.64)	(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Class C
Six Months Ended December 31, 2022 (Unaudited)	19.86	(0.11)	0.87	0.76	—	(0.30)	(0.30)
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Class I
Six Months Ended December 31, 2022 (Unaudited)	36.62	(0.06)	1.61	1.55	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	32.93	(0.16)	1.45	1.29	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	35.80	(0.12)	1.57	1.45	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	36.47	(0.07)	1.59	1.52	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$30.49	4.04%	$1,129,960	1.14% (f)	(0.58)% (f)	1.26% (f)	15%
29.58	(28.80)	1,119,928	1.18	(0.78)	1.26	45
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56

20.32	3.74	59,829	1.64(f)	(1.08)(f)	1.75(f)	15
19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56

37.87	4.19	1,647,731	0.89(f)	(0.32)(f)	1.00(f)	15
36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56

33.92	3.87	41,226	1.45(f)	(0.89)(f)	1.54(f)	15
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56

36.95	4.01	44,066	1.20(f)	(0.63)(f)	1.25(f)	15
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56

37.69	4.12	19,405	0.95(f)	(0.39)(f)	1.00(f)	15
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$37.42	$(0.04)	$1.64	$1.60	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	37.73	(0.03)	1.65	1.62	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$38.72	4.23%	$450,551	0.79% (f)	(0.23)% (f)	0.85% (f)	15%
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56

39.05	4.25	4,158,116	0.70(f)	(0.13)(f)	0.75(f)	15
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$34.90	$0.15	$1.94	$2.09	$(0.28)	$(3.59)	$(3.87)
Year Ended June 30, 2022	43.69	0.24	(2.97)	(2.73)	(0.16)	(5.90)	(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Class C
Six Months Ended December 31, 2022 (Unaudited)	33.10	0.05	1.85	1.90	(0.07)	(3.59)	(3.66)
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Class I
Six Months Ended December 31, 2022 (Unaudited)	35.48	0.19	1.98	2.17	(0.37)	(3.59)	(3.96)
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Class L
Six Months Ended December 31, 2022 (Unaudited)	36.09	0.23	2.00	2.23	(0.43)	(3.59)	(4.02)
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	32.84	0.10	1.83	1.93	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	34.49	0.15	1.92	2.07	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.12	5.70%	$1,220,603	1.14% (f)	0.82% (f)	1.24% (f)	7%
34.90	(7.73)	1,203,015	1.18	0.57	1.24	16
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13

31.34	5.44	50,782	1.64(f)	0.29(f)	1.74(f)	7
33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13

33.69	5.84	2,006,282	0.89(f)	1.05(f)	0.99(f)	7
35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13

34.30	5.91	6,447,447	0.75(f)	1.21(f)	0.84(f)	7
36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13

30.96	5.57	62,535	1.40(f)	0.57(f)	1.49(f)	7
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13

32.68	5.71	70,555	1.15(f)	0.81(f)	1.24(f)	7
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$35.29	$0.20	$1.95	$2.15	$(0.39)	$(3.59)	$(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	36.03	0.23	1.99	2.22	(0.42)	(3.59)	(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	36.09	0.25	1.99	2.24	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$33.46	5.79%	$22,050	0.90% (f)	1.07% (f)	0.99% (f)	7%
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13

34.24	5.90	49,304	0.75(f)	1.21(f)	0.84(f)	7
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13

34.27	5.93	3,900,576	0.65(f)	1.33(f)	0.74(f)	7
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$36.05	$0.26	$1.75	$2.01	$(0.53)	$(3.06)	$(3.59)
Year Ended June 30, 2022	42.90	0.41	(1.67)	(1.26)	(0.32)	(5.27)	(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35(g)	2.26	2.61	(0.28)	(0.35)	(0.63)
Class C
Six Months Ended December 31, 2022 (Unaudited)	35.91	0.17	1.73	1.90	(0.29)	(3.06)	(3.35)
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18(g)	2.24	2.42	(0.07)	(0.35)	(0.42)
Class I
Six Months Ended December 31, 2022 (Unaudited)	36.31	0.31	1.75	2.06	(0.59)	(3.06)	(3.65)
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44(g)	2.28	2.72	(0.39)	(0.35)	(0.74)
Class L
Six Months Ended December 31, 2022 (Unaudited)	36.36	0.34	1.76	2.10	(0.65)	(3.06)	(3.71)
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50(g)	2.29	2.79	(0.45)	(0.35)	(0.80)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	35.56	0.21	1.73	1.94	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (h) through June 30, 2018	34.04	0.25(g)	1.64	1.89	(0.36)	(0.35)	(0.71)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	35.51	0.25	1.73	1.98	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35(g)	2.26	2.61	(0.39)	(0.35)	(0.74)
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$34.47	5.41%	$1,271,804	1.04% (f)	1.41% (f)	1.14% (f)	10%
36.05	(3.78)	1,101,144	1.07	0.99	1.14	23
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15
35.38	7.81	1,346,080	1.17	1.01(g)	1.25	23

34.46	5.13	260,084	1.54(f)	0.89(f)	1.65(f)	10
35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15
35.20	7.27	591,602	1.67	0.51(g)	1.75	23

34.72	5.53	1,968,325	0.79(f)	1.64(f)	0.89(f)	10
36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15
35.60	8.07	2,296,056	0.92	1.26(g)	1.00	23

34.75	5.62	1,496,251	0.65(f)	1.78(f)	0.74(f)	10
36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15
35.62	8.29	3,255,993	0.74	1.42(g)	0.85	23

34.01	5.29	307	1.30(f)	1.13(f)	1.48(f)	10
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15
35.22	5.54	38	1.41	0.78(g)	1.61	23

33.96	5.42	2,194	1.05(f)	1.34(f)	1.18(f)	10
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15
35.11	7.82	1,132	1.15	1.01(g)	1.28	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$36.30	$0.31	$1.76	$2.07	$(0.27)	$(3.06)	$(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51(g)	2.20	2.71	(0.44)	(0.35)	(0.79)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	36.30	0.35	1.74	2.09	(0.66)	(3.06)	(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50(g)	2.28	2.78	(0.45)	(0.35)	(0.80)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	36.32	0.35	1.77	2.12	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54(g)	2.26	2.80	(0.46)	(0.35)	(0.81)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.04	5.54%	$124	0.80% (f)	1.64% (f)	0.94% (f)	10%
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
35.47	8.07	17,231	0.89	1.43(g)	1.00	23

34.67	5.62	2,512	0.65(f)	1.84(f)	0.74(f)	10
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15
35.57	8.25	6,114	0.76	1.41(g)	0.88	23

34.69	5.69	4,167,709	0.55(f)	1.88(f)	0.64(f)	10
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
35.60	8.31	3,869,991	0.67	1.52(g)	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,208,479	$—	$—	$12,208,479

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,190,026	$—	$—	$3,190,026

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,690,982	$—	$—	$7,690,982

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,663,640	$—	$—	$13,663,640

(a)	Please refer to the SOI for specifics of portfolio holdings.

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,260,468	$—	$—	$9,260,468

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

76	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$51,399	$(51,399)	$—
Mid Cap Equity Fund	85,712	(85,712)	—
Mid Cap Growth Fund	124,682	(124,682)	—
Mid Cap Value Fund	61,634	(61,634)	—
Value Advantage Fund	128,755	(128,755)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$2
Mid Cap Equity Fund	1
Mid Cap Growth Fund	3
Mid Cap Value Fund	—(a)
Value Advantage Fund	3

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$269,734	$1,447,294	$1,654,209	$68	$20	$62,907	62,875	$2,704	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	101,108	186,000	242,126	36*	5	45,023	45,010	542*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	12,601	118,809	123,820	—	—	7,590	7,590	96*	—
Total	$383,443	$1,752,103	$2,020,155	$104	$25	$115,520		$3,342	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$96,464	$573,217	$584,099	$— (c)	$26	$85,608	85,566	$1,600	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	7,972	197,000	141,000	18*	3	63,993	63,974	444*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,531	106,407	83,789	—	—	24,149	24,149	68*	—
Total	$105,967	$876,624	$808,888	$18	$29	$173,750		$2,112	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$260,555	$1,006,443	$1,078,120	$20	$60	$188,958	188,864	$3,608	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	53,864	384,000	325,000	42*	24	112,930	112,896	1,154*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	6,877	211,000	202,452	—	—	15,425	15,425	155*	—
Total	$321,296	$1,601,443	$1,605,572	$62	$84	$317,313		$4,917	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$515,116	$675,917	$1,177,662	$49	$17	$13,437	13,430	$5,387	$—

78	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Mid Cap Value Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$2,200	$10,000	$12,201	$1*	$—(c)	$—	—	$6*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,052	82,429	21,167	—	—	62,314	62,314	18*	—
Total	$518,368	$768,346	$1,211,030	$50	$17	$75,751		$5,411	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$338,719	$1,443,439	$1,664,518	$51	$16	$117,707	117,648	$2,709	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	47,053	542,000	500,800	40*	8	88,301	88,275	856*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	6,257	247,888	210,771	—	—	43,374	43,374	115*	—
Total	$392,029	$2,233,327	$2,376,089	$91	$24	$249,382		$3,680	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$52	$22	$36	n/a	$1	$1	$—(a)	$2	$38	$152
Mid Cap Equity Fund
Transfer agency fees	7	1	9	n/a	—(a)	n/a	n/a	—(a)	10	27
Mid Cap Growth Fund
Transfer agency fees	98	3	36	n/a	10	1	—(a)	4	52	204
Mid Cap Value Fund
Transfer agency fees	34	1	16	$36	2	1	—(a)	1	41	132
Value Advantage Fund
Transfer agency fees	26	12	22	9	—(a)	1	—(a)	—(a)	21	91

(a)	Amount rounds to less than one thousand.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65

80	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Value Advantage Fund	0.55%
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee  — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.070% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$143	$5
Mid Cap Equity Fund	47	—(a)
Mid Cap Growth Fund	31	—(a)
Mid Cap Value Fund	23	2
Value Advantage Fund	82	4

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	81

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	n/a	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14	1.64	0.89	n/a	1.45	1.20	0.95	0.79	0.70
Mid Cap Value Fund	1.14	1.64	0.89	0.75%	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	0.75	1.30	1.05	0.80	0.65	0.55
The expense limitation agreements were in effect for the six months ended December 31, 2022 and  are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$3,349	$2,232	$415	$5,996	$1
Mid Cap Equity Fund	1,021	681	9	1,711	2
Mid Cap Growth Fund	1,076	712	986	2,774	—
Mid Cap Value Fund	3,624	2,407	216	6,247	21
Value Advantage Fund	2,550	1,701	240	4,491	21
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Growth Advantage Fund	$138
Mid Cap Equity Fund	71
Mid Cap Growth Fund	155
Mid Cap Value Fund	288
Value Advantage Fund	127
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees  paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Growth Advantage Fund	$2
Mid Cap Equity Fund	1

82	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

Mid Cap Growth Fund	$1
Mid Cap Value Fund	2
Value Advantage Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$1,914,677	$1,433,149
Mid Cap Equity Fund	763,799	401,223
Mid Cap Growth Fund	1,466,036	1,119,739
Mid Cap Value Fund	907,741	1,316,370
Value Advantage Fund	922,568	1,606,903
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,597,878	$4,269,171	$658,570	$3,610,601
Mid Cap Equity Fund	2,611,837	720,355	142,166	578,189
Mid Cap Growth Fund	6,777,776	1,563,031	649,825	913,206
Mid Cap Value Fund	9,090,851	5,072,965	500,176	4,572,789
Value Advantage Fund	6,430,012	3,097,500	267,044	2,830,456
At June 30, 2022, the Funds did not have any net capital loss carryforwards.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	83

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)	Late Year Ordinary Loss Deferral
	Short-Term
Growth Advantage Fund	$369,321	$13,144
Mid Cap Equity Fund	22,152	—
Mid Cap Growth Fund	274,491	15,353
Value Advantage Fund	6,581	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Funds' borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change  in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

84	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

As of December 31, 2022, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.4%	1	24.0%
Mid Cap Equity Fund	—	—	2	63.5
Mid Cap Growth Fund	—	—	2	30.1
Mid Cap Value Fund	—	—	3	43.4
Value Advantage Fund	—	—	2	26.7
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	15.0%
Value Advantage Fund	20.0
Because Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund invest in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	85

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$983.90	$5.20	1.04%
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	981.50	7.69	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	984.80	3.95	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R2
Actual	1,000.00	982.30	6.50	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R3
Actual	1,000.00	983.50	5.25	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R4
Actual	1,000.00	984.80	4.00	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	985.30	3.25	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	985.90	2.75	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

86	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,048.50	$5.89	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,046.00	8.46	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,049.90	4.60	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,047.20	7.17	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,050.70	3.82	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
Class R6
Actual	1,000.00	1,051.40	3.31	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,040.40	5.86	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,037.40	8.42	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,041.90	4.58	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,038.70	7.45	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class R3
Actual	1,000.00	1,040.10	6.17	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class R4
Actual	1,000.00	1,041.20	4.89	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class R5
Actual	1,000.00	1,042.30	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,042.50	3.60	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,057.00	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,054.40	8.49	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$1,058.40	$4.62	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class L
Actual	1,000.00	1,059.10	3.89	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,055.70	7.25	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R3
Actual	1,000.00	1,057.10	5.96	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class R4
Actual	1,000.00	1,057.90	4.67	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R5
Actual	1,000.00	1,059.00	3.89	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R6
Actual	1,000.00	1,059.30	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,054.10	5.38	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,051.30	7.96	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class I
Actual	1,000.00	1,055.30	4.09	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class L
Actual	1,000.00	1,056.20	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R2
Actual	1,000.00	1,052.90	6.73	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class R3
Actual	1,000.00	1,054.20	5.44	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Class R4
Actual	1,000.00	1,055.40	4.14	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R5
Actual	1,000.00	1,056.20	3.37	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class R6
Actual	1,000.00	1,056.90	2.85	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

88	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022  and August  9-11, 2022,  at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds  (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)   The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)   The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds, including personnel changes, if any;
(iii)  The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)  Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)   The administration services provided by the Adviser in its role as Administrator;

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
(vi)  Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)  The overall reputation and capabilities of the Adviser and its affiliates;
(viii) The commitment of the Adviser to provide high quality service to the Funds;
(ix)  Their overall confidence in the Adviser’s integrity;
(x)   The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)  The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in

90	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees.  In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods.  The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in the third, first and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, first and first quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one, three and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and second quintiles of the Peer Group, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	91

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)
independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.
The Trustees noted that the Mid Cap Equity Fund’s performance for both Class A and Class I shares was in the fourth, first and first quintiles of the Peer Group, and in the fifth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, first and first quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the third, second and second quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, first and first quintiles of the Peer Group, and in the fourth, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the second quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, first and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the second, third and third quintiles of the Peer Group, and in the third, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and third  quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the second, third and fourth quintiles of the Peer Group, and in the second, fourth, and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third and fourth quintiles of the Peer Group, and in the second, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, third and third quintiles of the Peer Group, and in the first, third and fourth quintiles of the Universe,  for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum.  For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid

92	J.P. Morgan Mid Cap/Multi-Cap Funds	December 31, 2022

by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the fourth and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

December 31, 2022	J.P. Morgan Mid Cap/Multi-Cap Funds	93

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-MC-1222

Semi-Annual Report
J.P. Morgan Small Cap Funds
December 31, 2022  (Unaudited)
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
Overall, leading U.S. equity indexes ended the period with positive returns, rebounding from a broad sell-off in August and September. Investors were largely focused on the pace and size of interest rate increases by the U.S. Federal Reserve (the “Fed”), while the highest inflation rate in 40 years, the war in Ukraine and pandemic-related disruptions in China weighed on global financial markets.
During the second half of 2022, the Fed raised interest rates in July, September, November and December, following three increases in the first half of the year. Meanwhile, corporate earnings for the second and third quarters of 2022, generally were better than expected given a cooling economy and slower consumer spending. The U.S. unemployment rate remained historically low, hovering between 3.5% and 3.7% for the six-month period.
Within U.S. equity markets, the energy sector outperformed amid constrained supply from Russia and Europe’s efforts to find alternative sources of petroleum and natural gas. The utilities sector also performed well as investors sought attractive dividend yields and companies less exposed to economic cycles. The real estate sector largely underperformed amid rising interest rates, while changing consumer habits and investor concerns over increased competition weighed on the communication services sector.
Overall, mid cap growth stocks generated the highest U.S. equity returns, while large cap and mid cap value stocks outperformed small cap stocks and large cap growth stocks. For the six month period, the Russell 2000 Index returned 3.91%, the Russell 2000 Growth Index returned 4.38% and the Russell 2000 Value Index returned 3.42%.

2	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	4.10%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$1,169,706
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022. The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the information technology sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Industrial Technologies Inc. and Outset Medical Inc. and its out-of-Benchmark position in Valmont Industries Inc. Shares of Applied Industrial Technologies, a distributor of industrial machinery and systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Outset Medical, a health care equipment manufacturer, rose late in the period after the company reported better-than-expected revenue for the third quarter of 2022 and issued a stronger-than-expected earnings forecast. Shares of Valmont Industries, an engineered materials manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions Sentinelone Inc. and Grocery Outlet Holding Corp. and its overweight position in Cano Health Inc. Shares of Sentinelone, a cybersecurity provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth. Shares of Grocery Outlet Holdings, a retail chain, fell after the company reported its longtime chief executive was stepping down. Shares of Cano Health, an operator of medical centers and pharmacies, fell after news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.6%
2.	Matador Resources Co.	1.1
3.	Selective Insurance Group, Inc.	1.1
4.	Terreno Realty Corp.	1.0
5.	Halozyme Therapeutics, Inc.	0.9
6.	Patterson Cos., Inc.	0.9
7.	Safety Insurance Group, Inc.	0.8
8.	Agree Realty Corp.	0.8
9.	McGrath RentCorp	0.8
10.	Independent Bank Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	19.6%
Financials	16.2
Health Care	14.5
Information Technology	12.4
Consumer Discretionary	10.6
Real Estate	6.0
Consumer Staples	4.2
Energy	3.6
Materials	3.0
Utilities	2.4
Communication Services	1.8
Short-Term Investments	5.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge **		(1.39)%	(23.30)%	6.48%	11.58%
Without Sales Charge		4.10	(19.04)	7.64	12.19
CLASS C SHARES	January 7, 1998
With CDSC ***		2.78	(20.46)	7.10	11.74
Without CDSC		3.78	(19.46)	7.10	11.74
Class I SHARES	April 5, 1999	4.26	(18.82)	7.91	12.48
Class R6 SHARES	July 2, 2018	4.38	(18.64)	8.18	12.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	5.28%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$5,669,659
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the energy sector, where it had no holdings, were leading detractors from relative performance.
Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Toro Co., WillScot Mobile Mini Holdings Corp. and its overweight position in Altra Industrial Motion Corp. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Altra Industrial Motion, an industrial machinery manufacturer, rose after the company agreed to be acquired by Regal Rexnord Corp. for about $5 billion.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Syneos Health Inc., Definitive Healthcare Corp. and Signature Bank. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its full year 2022 earnings forecast. Shares of Definitive Healthcare, a provider of information and research to the health care sector, fell amid investor concerns over near-term sales as the U.S. economy slowed during the period. Shares of Signature Bank, a regional bank, fell after the company reported lower-than-expected revenue for the third quarter of 2022 and amid investor concerns about the company’s exposure to cryptocurrencies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.8%
2.	MSA Safety, Inc.	1.6
3.	AptarGroup, Inc.	1.5
4.	Encompass Health Corp.	1.4
5.	Performance Food Group Co.	1.4
6.	Power Integrations, Inc.	1.4
7.	WEX, Inc.	1.3
8.	Lincoln Electric Holdings, Inc.	1.3
9.	Brunswick Corp.	1.3
10.	Primo Water Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	23.8%
Financials	16.7
Information Technology	12.3
Health Care	11.2
Consumer Discretionary	9.9
Consumer Staples	6.0
Real Estate	5.8
Materials	4.7
Utilities	2.2
Short-Term Investments	7.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge **		(0.25)%	(20.71)%	4.73%	9.69%
Without Sales Charge		5.28	(16.32)	5.87	10.29
CLASS C SHARES	February 19, 2005
With CDSC ***		4.00	(17.72)	5.35	9.85
Without CDSC		5.00	(16.72)	5.35	9.85
Class I SHARES	May 7, 1996	5.43	(16.09)	6.16	10.60
Class R2 SHARES	November 3, 2008	5.14	(16.50)	5.62	10.02
Class R3 SHARES	September 9, 2016	5.28	(16.31)	5.88	10.30
Class R4 SHARES	September 9, 2016	5.42	(16.09)	6.15	10.59
Class R5 SHARES	May 15, 2006	5.52	(15.93)	6.36	10.81
Class R6 SHARES	May 31, 2016	5.57	(15.88)	6.42	10.86

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	0.53%
Russell 2000 Growth Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$3,658,174
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the information technology and health care sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and real estate sectors were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Sentinelone Inc. and Grocery Outlet Holding Corp., and its overweight position in Cano Health Inc. Shares of Sentinelone, a cybsercecurity provider, fell in late December 2022 amid a broad sell-off in cybersecurity stocks due to investor concerns about slower near-term growth. Shares of Grocery Outlet Holding, a food retail chain operator, fell amid investor concerns about increased competition in the food retailing subsector. Shares of Cano Health, an operator of medical centers and pharmacies, fell after news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
Leading individual contributors to relative performance included the Fund’s overweight positions in Outset Medical Inc. and National Vision Holdings Inc., and its out-of-Benchmark position in Valmont Industries Inc. Shares of Outset Medical, a health care equipment manufacturer, rose late in the period after the company reported better-than-expected revenue for the third quarter of 2022 and issued a stronger-than-expected earnings forecast. Shares of National Vision, an optical retail chain operator, rose after the company reaffirmed its earnings forecast for the full year 2022. Shares of Valmont Industries, an engineered materials manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	2.0%
2.	Halozyme Therapeutics, Inc.	1.9
3.	Matador Resources Co.	1.8
4.	National Vision Holdings, Inc.	1.6
5.	Cactus, Inc., Class A	1.6
6.	Shockwave Medical, Inc.	1.5
7.	MSA Safety, Inc.	1.5
8.	Valmont Industries, Inc.	1.4
9.	Casella Waste Systems, Inc., Class A	1.4
10.	Texas Roadhouse, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	23.9%
Industrials	21.5
Information Technology	19.7
Consumer Discretionary	14.0
Energy	5.1
Financials	3.9
Consumer Staples	3.2
Real Estate	1.8
Communication Services	0.4
Short-Term Investments	6.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge **		(4.74)%	(35.98)%	4.56%	10.62%
Without Sales Charge		0.53	(32.43)	5.69	11.22
CLASS C SHARES	November 4, 1997
With CDSC ***		(0.71)	(33.78)	5.17	10.77
Without CDSC		0.29	(32.78)	5.17	10.77
Class I SHARES	March 26, 1996	0.64	(32.27)	5.96	11.50
Class L SHARES	February 19, 2005	0.73	(32.19)	6.11	11.66
Class R2 SHARES	November 3, 2008	0.41	(32.61)	5.43	10.94
Class R3 SHARES	July 31, 2017	0.46	(32.48)	5.67	11.21
Class R4 SHARES	July 31, 2017	0.59	(32.30)	5.95	11.49
Class R5 SHARES	September 9, 2016	0.73	(32.19)	6.11	11.66
Class R6 SHARES	November 30, 2010	0.71	(32.13)	6.21	11.77

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	6.04%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$85,988
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund(the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Sarepta Therapeutics Inc. and Deckers Outdoor Corp., and its overweight position in Maxar Technologies Ltd. Shares of Sarepta Therapeutics, a biopharmaceuticals developer, rose after the U.S. Food and Drug Administration granted priority review for the company’s treatment for Duchenne muscular dystrophy. Shares of Deckers Outdoor, a footwear and apparel maker, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022. Shares of Maxar Technologies, a satellite imaging and aerospace company, rose after the company agreed to be acquired by Advent International Corp. for about $4 billion.
Leading individual detractors from relative performance included the Fund’s overweight positions in Unifi Inc., Fate Therapeutics Inc. and Hannon Armstrong Sustainable Infrastructure Capital Inc. Shares of Unifi, a textiles manufacturer, fell after the company reported a loss and a decline in revenue for its fiscal first quarter. Shares of Fate Therapeutics, a developer of immuno-therapies, fell after the company reported disappointing pre-clinical data on its proposed treatment for leukemia. Shares of Hannon Armstrong Sustainable, a mortgage real estate investment trust focused on carbon emissions reduction, fell amid investor concerns about the company’s financial accounting.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Halozyme Therapeutics, Inc.	3.4%
2.	Sarepta Therapeutics, Inc.	3.0
3.	AAON, Inc.	2.6
4.	Huron Consulting Group, Inc.	2.6
5.	Amalgamated Financial Corp.	2.6
6.	WESCO International, Inc.	2.5
7.	Deckers Outdoor Corp.	2.5
8.	American States Water Co.	2.3
9.	Hilltop Holdings, Inc.	2.3
10.	Visteon Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	21.1%
Health Care	18.9
Financials	14.1
Consumer Discretionary	13.0
Information Technology	7.2
Real Estate	6.9
Consumer Staples	5.4
Materials	4.7
Utilities	4.6
Communication Services	2.1
Energy	0.6
Short-Term Investments	1.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

12	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge **		0.26%	(25.24)%	0.74%	7.78%
Without Sales Charge		5.80	(21.10)	1.83	8.36
CLASS C SHARES	May 31, 2016
With CDSC ***		4.55	(22.50)	1.33	8.01
Without CDSC		5.55	(21.50)	1.33	8.01
Class I SHARES	January 3, 2017	5.90	(20.93)	2.08	8.55
Class R2 SHARES	July 31, 2017	5.66	(21.30)	1.58	7.93
Class R3 SHARES	July 31, 2017	5.81	(21.10)	1.83	8.20
Class R4 SHARES	July 31, 2017	5.94	(20.90)	2.09	8.47
Class R5 SHARES	January 1, 1997	6.04	(20.76)	2.28	8.68
Class R6 SHARES	May 31, 2016	6.06	(20.72)	2.34	8.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000
Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	5.12%
Russell 2000 Value Index	3.42%
Net Assets as of 12/31/2022 (In Thousands)	$1,276,346
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection energy and materials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Nuvalent Inc. and Academy Sports & Outdoors Inc., and its out-of-Benchmark position in Prothena Corp. Shares of Nuvalent, a pharmaceuticals developer, rose after the company’s lung cancer treatment performed well in early clinical trials. Shares of Academy Sport & Outdoors, a sporting goods and recreational products retailer, rose after the company reported better-than-expected earnings for the third quarter of 2022 and issued a better-than-expected profit forecast. Shares of Prothena, a pharmaceuticals developer, rose after the company’s Alzheimer’s disease treatment performed well in late-stage clinical trials.
Leading individual detractors from relative performance included the Fund’s overweight position in Avaya Holdings Corp. and Herbalife Nutrition Ltd. and its underweight position in Maxar Technologies Ltd. Shares of Avaya Holdings, a provider of digital communications equipment, fell amid news reports that the company was nearing a Chapter 11 bankruptcy filing. Shares of Herbalife, a nutritional supplements manufacturer, fell late in the period after the company unveiled plans to offer $250 million of convertible notes. Shares of Maxar Technologies, a satellite imaging and aerospace company not held in the Fund, rose after the company agreed to be acquired by Advent International Corp. for about $4 billion.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Agree Realty Corp.	1.2%
2.	Old National Bancorp	1.1
3.	OceanFirst Financial Corp.	1.0
4.	Academy Sports & Outdoors, Inc.	0.9
5.	New Jersey Resources Corp.	0.9
6.	Hub Group, Inc., Class A	0.8
7.	Hancock Whitney Corp.	0.8
8.	OFG Bancorp (Puerto Rico)	0.8
9.	Veritex Holdings, Inc.	0.8
10.	Taylor Morrison Home Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	27.2%
Industrials	14.6
Health Care	11.2
Real Estate	9.3
Consumer Discretionary	7.5
Information Technology	6.8
Energy	4.8
Utilities	4.7
Materials	2.9
Consumer Staples	2.6
Communication Services	2.1
Short-Term Investments	6.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge **		(0.53)%	(18.19)%	3.13%	7.36%
Without Sales Charge		4.98	(13.65)	4.25	7.95
CLASS C SHARES	March 22, 1999
With CDSC ***		3.74	(15.06)	3.75	7.46
Without CDSC		4.74	(14.06)	3.75	7.46
Class I SHARES	January 27, 1995	5.12	(13.40)	4.53	8.22
Class R2 SHARES	November 3, 2008	4.85	(13.85)	4.00	7.67
Class R3 SHARES	September 9, 2016	5.00	(13.63)	4.27	7.95
Class R4 SHARES	September 9, 2016	5.12	(13.41)	4.53	8.21
Class R5 SHARES	May 15, 2006	5.18	(13.30)	4.67	8.35
Class R6 SHARES	February 22, 2005	5.23	(13.23)	4.77	8.46

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	1.45%
Russell 2500 Index	4.40%
Net Assets as of 12/31/2022 (In Thousands)	$301,177
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small- to mid-cap stocks -- similar to those in the Russell 2500 Index (the “Benchmark”) – and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the six months ended December 31, 2022.
The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s out-of-Benchmark positions in Catalent Inc. and Generac Holdings Inc., and its overweight position in Syneos Health Inc. Shares of Catalent, a pharmaceuticals maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2022 and lowered its forecast for the full year. Shares of Generac Holdings, a manufacturer of generators, electrical components and equipment, fell after the company lowered its earnings forecast for 2022. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its full year 2022 earnings forecast.
Leading individual contributors to relative performance included the Fund’s overweight positions in Toro Corp. and WillScot Mobile Mini Holdings Corp. and its out-of-Benchmark position in Burlington Stores Inc. Shares of Toro, a manufacturer of tractors, mowers and related landscaping equipment, rose after the company reported consecutive quarters of better-than-expected earnings and increased its quarterly dividend. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Burlington Stores, an apparel retail chain, rose after the company reported weak but better-than-expected results for the third quarter of 2022.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors, while the Fund had no allocations to the energy and communications services sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.5%
2.	MSA Safety, Inc.	1.4
3.	WEX, Inc.	1.4
4.	Encompass Health Corp.	1.4
5.	Lincoln Electric Holdings, Inc.	1.4
6.	Pool Corp.	1.4
7.	Performance Food Group Co.	1.4
8.	Toro Co. (The)	1.3
9.	LPL Financial Holdings, Inc.	1.3
10.	Vail Resorts, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Industrials	24.8%
Financials	17.2
Information Technology	15.8
Consumer Discretionary	10.8
Health Care	10.7
Real Estate	7.0
Consumer Staples	5.3
Materials	3.9
Utilities	1.0
Short-Term Investments	3.5

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

December 31, 2022	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Small Cap Funds	December 31, 2022

AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge **		(4.00)%	(23.49)%	2.80%	8.54%
Without Sales Charge		1.35	(19.24)	3.91	9.13
CLASS C SHARES	March 22, 1999
With CDSC ***		0.15	(20.61)	3.40	8.64
Without CDSC		1.15	(19.61)	3.40	8.64
Class I SHARES	June 1, 1991	1.45	(19.04)	4.17	9.40
Class R3 SHARES	September 9, 2016	1.36	(19.22)	3.92	9.13
Class R4 SHARES	September 9, 2016	1.51	(19.06)	4.17	9.40
Class R6 SHARES	November 2, 2015	1.65	(18.82)	4.44	9.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan Small Cap Funds	19

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	6.40%
Russell 2000 Index	3.91%
Net Assets as of 12/31/2022 (In Thousands)	$864,748
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2022.
The Fund’s security selection in the consumer discretionary and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and consumer staples sectors were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Catalyst Pharmaceuticals Inc., Madrigal Pharmaceuticals Inc. and Inspire Medical Systems Inc. Shares of Catalyst Pharmaceuticals, a biotechnology developer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2022 and the stock was added to the S&P SmallCap 600 Index. Shares of Madrigal Pharmaceuticals, a biotechnology developer, rose after the company’s treatment for non-alcoholic steatohepatitis showed positive results in late-stage clinical trials. Shares of Inspire Medical Systems, a medical technology provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Perficient Inc., Fate Therapeutics Inc. and NuVasive Inc. Shares of Perficient, a technology consulting and services provider, fell after the company reported lower-than-expected revenue and reported earnings that were in line with analysts’ expectations for the second quarter of 2022. Shares of Fate Therapeutics, a developer of immune therapies, fell after the company reported disappointing pre-clinical data on its proposed treatment for leukemia. Shares of NuVasive, a medical technology and surgical instruments developer, fell amid investor disappointment with the company’s financial results for the third quarter of 2022.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF December 31, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Inspire Medical Systems, Inc.	1.2%
2.	Catalyst Pharmaceuticals, Inc.	1.1
3.	Silicon Laboratories, Inc.	1.0
4.	Atkore, Inc.	0.9
5.	Sonos, Inc.	0.9
6.	Comfort Systems USA, Inc.	0.9
7.	Taylor Morrison Home Corp.	0.9
8.	Axonics, Inc.	0.8
9.	Calix, Inc.	0.8
10.	Chegg, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Health Care	16.4%
Financials	16.2
Industrials	15.5
Information Technology	12.7
Consumer Discretionary	11.1
Energy	5.6
Real Estate	5.0
Consumer Staples	3.6
Materials	3.4
Utilities	2.8
Communication Services	1.7
Short-Term Investments	6.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

20	J.P. Morgan Small Cap Funds	December 31, 2022

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge **		0.67%	(21.31)%	3.76%	8.64%
Without Sales Charge		6.25	(16.93)	4.88	9.23
CLASS C SHARES	November 1, 2007
With CDSC ***		4.94	(18.36)	4.35	8.79
Without CDSC		5.94	(17.36)	4.35	8.79
Class I SHARES	September 10, 2001	6.32	(16.69)	5.16	9.51
Class L SHARES	November 4, 1993	6.40	(16.59)	5.32	9.69
Class R2 SHARES	November 1, 2011	6.12	(17.13)	4.61	8.96
Class R3 SHARES	September 9, 2016	6.19	(16.93)	4.89	9.23
Class R4 SHARES	September 9, 2016	6.33	(16.70)	5.14	9.50
Class R5 SHARES	September 9, 2016	6.43	(16.58)	5.32	9.69
Class R6 SHARES	November 1, 2011	6.53	(16.48)	5.42	9.79

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from December 31, 2012 to December 31, 2022. The performance of the
Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.8%
AerSale Corp. * (a)	170	2,757
Hexcel Corp.	114	6,732
		9,489
Airlines — 0.2%
Frontier Group Holdings, Inc. *	219	2,246
Auto Components — 0.5%
Fox Factory Holding Corp. *	32	2,963
Patrick Industries, Inc.	40	2,424
		5,387
Automobiles — 0.2%
Winnebago Industries, Inc. (a)	52	2,714
Banks — 10.4%
Camden National Corp.	100	4,169
City Holding Co.	60	5,585
Columbia Banking System, Inc.	270	8,135
First Busey Corp.	320	7,910
First Commonwealth Financial Corp.	450	6,287
First Financial Bankshares, Inc.	187	6,426
First Merchants Corp.	180	7,400
Heritage Commerce Corp.	550	7,150
Independent Bank Corp.	90	7,599
Independent Bank Corp.	390	9,329
Lakeland Bancorp, Inc.	300	5,283
Old National Bancorp	465	8,361
Pinnacle Financial Partners, Inc.	46	3,407
Premier Financial Corp.	235	6,338
Simmons First National Corp., Class A	250	5,395
SouthState Corp.	120	9,163
TriCo Bancshares	140	7,139
Trustmark Corp.	180	6,266
		121,342
Beverages — 0.6%
Primo Water Corp.	485	7,537
Biotechnology — 5.9%
ACADIA Pharmaceuticals, Inc. *	152	2,413
ADC Therapeutics SA (Switzerland) * (a)	190	731
Alector, Inc. *	160	1,480
Allogene Therapeutics, Inc. * (a)	171	1,076
Amicus Therapeutics, Inc. *	571	6,974
Apellis Pharmaceuticals, Inc. *	75	3,875
Arrowhead Pharmaceuticals, Inc. *	141	5,704
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Atara Biotherapeutics, Inc. *	357	1,170
Blueprint Medicines Corp. *	82	3,575
Coherus Biosciences, Inc. *	361	2,855
G1 Therapeutics, Inc. * (a)	180	978
Halozyme Therapeutics, Inc. *	196	11,144
Heron Therapeutics, Inc. * (a)	589	1,473
Kronos Bio, Inc. *	208	337
Natera, Inc. *	117	4,714
PMV Pharmaceuticals, Inc. *	157	1,368
REGENXBIO, Inc. *	172	3,900
Relay Therapeutics, Inc. *	193	2,887
REVOLUTION Medicines, Inc. *	128	3,053
Sage Therapeutics, Inc. *	72	2,735
Sana Biotechnology, Inc. * (a)	100	396
Twist Bioscience Corp. *	165	3,920
Verve Therapeutics, Inc. * (a)	95	1,841
		68,599
Building Products — 2.1%
Advanced Drainage Systems, Inc.	42	3,469
CSW Industrials, Inc.	43	4,927
Hayward Holdings, Inc. * (a)	550	5,170
Simpson Manufacturing Co., Inc.	55	4,904
UFP Industries, Inc.	75	5,944
		24,414
Capital Markets — 1.8%
Evercore, Inc., Class A	36	3,862
Focus Financial Partners, Inc., Class A *	175	6,533
LPL Financial Holdings, Inc.	25	5,404
Virtus Investment Partners, Inc.	27	5,169
		20,968
Chemicals — 3.1%
Chase Corp.	75	6,469
Diversey Holdings Ltd. *	750	3,195
Hawkins, Inc.	140	5,404
HB Fuller Co.	100	7,162
Innospec, Inc.	65	6,686
Stepan Co.	65	6,920
		35,836
Commercial Services & Supplies — 2.3%
ACV Auctions, Inc., Class A *	353	2,896
Brady Corp., Class A	145	6,830
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Casella Waste Systems, Inc., Class A *	102	8,112
MSA Safety, Inc.	59	8,452
		26,290
Communications Equipment — 0.9%
Ciena Corp. *	111	5,643
Viavi Solutions, Inc. *	490	5,150
		10,793
Construction & Engineering — 1.8%
Comfort Systems USA, Inc.	65	7,480
EMCOR Group, Inc.	15	2,277
MasTec, Inc. *	39	3,290
Valmont Industries, Inc.	25	8,207
		21,254
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	36	2,277
Carriage Services, Inc.	80	2,203
		4,480
Diversified Telecommunication Services — 1.3%
Cogent Communications Holdings, Inc.	55	3,139
Iridium Communications, Inc. *	80	4,112
Radius Global Infrastructure, Inc. *	700	8,274
		15,525
Electric Utilities — 0.4%
Portland General Electric Co.	95	4,655
Electrical Equipment — 1.2%
AZZ, Inc.	90	3,618
Bloom Energy Corp., Class A *	257	4,915
Shoals Technologies Group, Inc., Class A *	236	5,827
		14,360
Electronic Equipment, Instruments & Components — 2.6%
Coherent Corp. *	61	2,145
Fabrinet (Thailand) *	58	7,361
Insight Enterprises, Inc. *	75	7,520
Knowles Corp. *	275	4,515
Littelfuse, Inc.	13	2,916
TTM Technologies, Inc. *	400	6,032
		30,489
INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 1.3%
Cactus, Inc., Class A	180	9,059
ChampionX Corp.	200	5,798
		14,857
Equity Real Estate Investment Trusts (REITs) — 6.2%
Agree Realty Corp.	140	9,930
American Homes 4 Rent, Class A	120	3,617
Centerspace	65	3,813
CubeSmart	95	3,834
Highwoods Properties, Inc. (a)	155	4,337
JBG SMITH Properties	150	2,847
Kite Realty Group Trust	300	6,315
Plymouth Industrial REIT, Inc.	200	3,836
Rayonier, Inc.	160	5,274
Rexford Industrial Realty, Inc.	90	4,918
RLJ Lodging Trust	445	4,712
Sunstone Hotel Investors, Inc.	630	6,086
Terreno Realty Corp.	221	12,563
		72,082
Food & Staples Retailing — 1.2%
Grocery Outlet Holding Corp. *	210	6,132
Performance Food Group Co. *	128	7,443
		13,575
Food Products — 1.2%
Flowers Foods, Inc.	180	5,173
Freshpet, Inc. * (a)	78	4,098
Hostess Brands, Inc. *	125	2,805
J & J Snack Foods Corp.	15	2,246
		14,322
Gas Utilities — 1.2%
Chesapeake Utilities Corp.	40	4,727
ONE Gas, Inc.	90	6,815
Southwest Gas Holdings, Inc.	40	2,475
		14,017
Health Care Equipment & Supplies — 3.4%
CONMED Corp.	70	6,196
iRhythm Technologies, Inc. *	61	5,702
Nevro Corp. * (a)	75	2,989
NuVasive, Inc. *	125	5,154
Outset Medical, Inc. *	226	5,824
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
Shockwave Medical, Inc. *	42	8,676
Utah Medical Products, Inc.	55	5,529
		40,070
Health Care Providers & Services — 3.8%
Acadia Healthcare Co., Inc. *	89	7,297
Accolade, Inc. *	262	2,043
Amedisys, Inc. *	41	3,460
Cano Health, Inc. * (a)	849	1,163
Encompass Health Corp.	155	9,271
Ensign Group, Inc. (The)	60	5,677
ModivCare, Inc. *	60	5,384
Patterson Cos., Inc.	375	10,511
		44,806
Health Care Technology — 0.6%
Evolent Health, Inc., Class A *	263	7,391
Hotels, Restaurants & Leisure — 4.1%
Bloomin' Brands, Inc. (a)	135	2,716
Boyd Gaming Corp.	72	3,938
El Pollo Loco Holdings, Inc. (a)	50	498
Everi Holdings, Inc. *	350	5,023
Jack in the Box, Inc.	40	2,729
Life Time Group Holdings, Inc. * (a)	359	4,300
Marriott Vacations Worldwide Corp.	41	5,466
Papa John's International, Inc.	46	3,752
Planet Fitness, Inc., Class A *	98	7,742
Six Flags Entertainment Corp. *	144	3,346
Texas Roadhouse, Inc.	88	8,021
		47,531
Household Durables — 1.3%
Helen of Troy Ltd. *	36	4,046
La-Z-Boy, Inc. (a)	110	2,510
M/I Homes, Inc. *	60	2,771
MDC Holdings, Inc.	70	2,212
Sonos, Inc. *	189	3,187
		14,726
Insurance — 2.2%
Kinsale Capital Group, Inc.	9	2,348
Safety Insurance Group, Inc.	120	10,111
Selective Insurance Group, Inc.	150	13,292
		25,751
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%
Bumble, Inc., Class A *	110	2,315
IAC, Inc. *	95	4,218
		6,533
Internet & Direct Marketing Retail — 0.4%
Global-e Online Ltd. (Israel) * (a)	103	2,112
Xometry, Inc., Class A * (a)	94	3,038
		5,150
IT Services — 1.9%
CSG Systems International, Inc.	60	3,432
DigitalOcean Holdings, Inc. * (a)	89	2,275
ExlService Holdings, Inc. *	38	6,435
Flywire Corp. *	76	1,851
Globant SA *	30	5,112
Remitly Global, Inc. *	254	2,909
		22,014
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	242	479
Seer, Inc. *	68	397
		876
Machinery — 5.2%
Alamo Group, Inc.	50	7,080
Altra Industrial Motion Corp.	105	6,274
Chart Industries, Inc. *	39	4,522
Evoqua Water Technologies Corp. *	156	6,172
Hillenbrand, Inc.	150	6,400
ITT, Inc.	75	6,045
John Bean Technologies Corp.	49	4,506
Kadant, Inc.	25	4,441
Lincoln Electric Holdings, Inc.	30	4,335
Mueller Industries, Inc.	70	4,130
Watts Water Technologies, Inc., Class A	50	7,311
		61,216
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Ares Commercial Real Estate Corp. (a)	375	3,859
Ladder Capital Corp.	400	4,016
		7,875
Multi-Utilities — 0.4%
Unitil Corp.	90	4,622
Oil, Gas & Consumable Fuels — 2.4%
Chord Energy Corp.	26	3,591
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
CNX Resources Corp. *	125	2,105
Matador Resources Co. (a)	235	13,472
PDC Energy, Inc.	50	3,174
SM Energy Co.	178	6,184
		28,526
Personal Products — 1.3%
BellRing Brands, Inc. *	90	2,308
Edgewell Personal Care Co.	165	6,359
elf Beauty, Inc. *	23	1,283
Inter Parfums, Inc.	60	5,791
		15,741
Pharmaceuticals — 1.1%
Arvinas, Inc. *	104	3,544
Intra-Cellular Therapies, Inc. *	83	4,372
Revance Therapeutics, Inc. *	262	4,845
		12,761
Professional Services — 1.0%
ASGN, Inc. *	55	4,481
KBR, Inc.	138	7,260
		11,741
Road & Rail — 1.1%
Marten Transport Ltd.	345	6,824
Saia, Inc. *	28	5,969
		12,793
Semiconductors & Semiconductor Equipment — 1.4%
Cohu, Inc. *	65	2,083
MKS Instruments, Inc.	54	4,590
Power Integrations, Inc.	43	3,100
Rambus, Inc. *	100	3,582
Wolfspeed, Inc. * (a)	49	3,343
		16,698
Software — 5.9%
Blackline, Inc. *	88	5,891
Clear Secure, Inc., Class A (a)	130	3,560
Confluent, Inc., Class A *	157	3,482
Coupa Software, Inc. *	29	2,332
CyberArk Software Ltd. *	52	6,701
Elastic NV *	59	3,045
Envestnet, Inc. *	108	6,662
Everbridge, Inc. *	80	2,370
Five9, Inc. *	59	3,999
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
HashiCorp, Inc., Class A * (a)	201	5,499
JFrog Ltd. (Israel) *	122	2,605
New Relic, Inc. *	90	5,110
Paycor HCM, Inc. *	159	3,889
SentinelOne, Inc., Class A *	207	3,016
Smartsheet, Inc., Class A *	140	5,527
Sprout Social, Inc., Class A *	38	2,124
Vertex, Inc., Class A *	228	3,313
		69,125
Specialty Retail — 2.7%
Burlington Stores, Inc. *	24	4,945
Floor & Decor Holdings, Inc., Class A * (a)	44	3,039
Group 1 Automotive, Inc.	31	5,591
Lithia Motors, Inc., Class A	17	3,491
National Vision Holdings, Inc. *	151	5,842
Petco Health & Wellness Co., Inc. * (a)	395	3,749
Urban Outfitters, Inc. *	220	5,247
		31,904
Technology Hardware, Storage & Peripherals — 0.1%
Super Micro Computer, Inc. *	19	1,572
Textiles, Apparel & Luxury Goods — 1.6%
Kontoor Brands, Inc.	160	6,398
Movado Group, Inc.	95	3,064
Oxford Industries, Inc. (a)	35	3,261
Steven Madden Ltd.	182	5,817
		18,540
Thrifts & Mortgage Finance — 1.6%
PennyMac Financial Services, Inc.	75	4,250
Radian Group, Inc.	330	6,293
WSFS Financial Corp.	180	8,161
		18,704
Trading Companies & Distributors — 4.3%
Air Lease Corp.	111	4,271
Applied Industrial Technologies, Inc.	152	19,190
Beacon Roofing Supply, Inc. *	110	5,807
McGrath RentCorp	95	9,380
Rush Enterprises, Inc., Class A	94	4,915
SiteOne Landscape Supply, Inc. * (a)	23	2,743
WESCO International, Inc. *	36	4,459
		50,765
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Water Utilities — 0.4%
American States Water Co.	50	4,628
Total Common Stocks (Cost $1,103,323)		1,137,290
Short-Term Investments — 5.9%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $32,332)	32,327	32,343
Investment of Cash Collateral from Securities Loaned — 3.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	29,255	29,263
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	7,614	7,614
Total Investment of Cash Collateral from Securities Loaned (Cost $36,870)		36,877
Total Short-Term Investments (Cost $69,202)		69,220
Total Investments — 103.1% (Cost $1,172,525)		1,206,510
Liabilities in Excess of Other Assets — (3.1)%		(36,804)
NET ASSETS — 100.0%		1,169,706

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $35,764.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 0.8%
Woodward, Inc.	473	45,683
Airlines — 0.7%
Alaska Air Group, Inc. *	907	38,965
Auto Components — 0.9%
LCI Industries	550	50,851
Automobiles — 0.6%
Thor Industries, Inc. (a)	428	32,317
Banks — 9.4%
BankUnited, Inc.	1,635	55,545
Commerce Bancshares, Inc. (a)	632	43,001
Cullen/Frost Bankers, Inc.	404	54,008
First Financial Bancorp	2,314	56,075
First Hawaiian, Inc.	1,990	51,828
First Interstate BancSystem, Inc., Class A	1,090	42,106
ServisFirst Bancshares, Inc.	746	51,417
Signature Bank	389	44,818
Western Alliance Bancorp	1,056	62,895
Wintrust Financial Corp.	837	70,737
		532,430
Beverages — 1.3%
Primo Water Corp.	4,816	74,841
Building Products — 2.0%
AZEK Co., Inc. (The) * (a)	1,314	26,703
Hayward Holdings, Inc. * (a)	3,614	33,971
Simpson Manufacturing Co., Inc.	627	55,595
		116,269
Capital Markets — 6.1%
AssetMark Financial Holdings, Inc. *	1,643	37,790
Evercore, Inc., Class A (a)	598	65,263
Focus Financial Partners, Inc., Class A *	1,751	65,267
Moelis & Co., Class A	1,432	54,939
Morningstar, Inc.	287	62,164
StepStone Group, Inc., Class A	2,375	59,791
		345,214
Chemicals — 3.4%
Axalta Coating Systems Ltd. *	1,014	25,837
Diversey Holdings Ltd. *	3,359	14,308
Perimeter Solutions SA * (a)	3,428	31,335
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Quaker Chemical Corp.	395	65,889
Valvoline, Inc.	1,703	55,584
		192,953
Commercial Services & Supplies — 9.3%
Brady Corp., Class A	1,232	58,001
Casella Waste Systems, Inc., Class A *	814	64,532
Driven Brands Holdings, Inc. * (a)	2,332	63,689
IAA, Inc. * (a)	1,815	72,613
MSA Safety, Inc. (a)	673	97,050
Ritchie Bros Auctioneers, Inc. (Canada) (a)	877	50,722
Stericycle, Inc. *	1,299	64,825
UniFirst Corp.	282	54,408
		525,840
Construction & Engineering — 1.9%
WillScot Mobile Mini Holdings Corp. *	2,378	107,404
Containers & Packaging — 1.6%
AptarGroup, Inc. (a)	815	89,674
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	990	62,470
Electric Utilities — 1.2%
Portland General Electric Co.	1,417	69,436
Electrical Equipment — 0.3%
Generac Holdings, Inc. * (a)	165	16,572
Electronic Equipment, Instruments & Components — 2.5%
Badger Meter, Inc.	496	54,102
nLight, Inc. *	2,090	21,197
Novanta, Inc. *	485	65,875
		141,174
Equity Real Estate Investment Trusts (REITs) — 5.2%
CubeSmart (a)	1,439	57,901
EastGroup Properties, Inc.	468	69,314
National Retail Properties, Inc.	1,299	59,455
Outfront Media, Inc.	3,076	51,005
Ryman Hospitality Properties, Inc.	707	57,783
		295,458
Food & Staples Retailing — 3.6%
BJ's Wholesale Club Holdings, Inc. *	1,021	67,529
Casey's General Stores, Inc.	234	52,532
Performance Food Group Co. *	1,450	84,689
		204,750
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — 1.4%
Freshpet, Inc. * (a)	508	26,793
Utz Brands, Inc. (a)	3,268	51,839
		78,632
Health Care Equipment & Supplies — 3.5%
Envista Holdings Corp. * (a)	1,457	49,070
ICU Medical, Inc. * (a)	438	68,964
Neogen Corp. *	2,029	30,907
QuidelOrtho Corp. * (a)	601	51,463
		200,404
Health Care Providers & Services — 5.5%
Agiliti, Inc. * (a)	3,355	54,718
Chemed Corp.	134	68,404
Encompass Health Corp.	1,448	86,624
HealthEquity, Inc. *	1,008	62,136
Progyny, Inc. *	1,272	39,612
		311,494
Health Care Technology — 1.2%
Certara, Inc. *	2,332	37,464
Definitive Healthcare Corp. * (a)	2,607	28,654
		66,118
Hotels, Restaurants & Leisure — 3.3%
Monarch Casino & Resort, Inc. *	505	38,832
Planet Fitness, Inc., Class A *	935	73,646
Wendy's Co. (The) (a)	3,238	73,285
		185,763
Insurance — 2.1%
Kinsale Capital Group, Inc.	193	50,412
RLI Corp.	510	66,931
		117,343
Internet & Direct Marketing Retail — 0.5%
Xometry, Inc., Class A * (a)	845	27,249
IT Services — 1.4%
WEX, Inc. * (a)	486	79,579
Leisure Products — 2.2%
Acushnet Holdings Corp. (a)	1,108	47,035
Brunswick Corp.	1,051	75,775
		122,810
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.6%
Azenta, Inc. *	792	46,119
Syneos Health, Inc. *	1,189	43,607
		89,726
Machinery — 6.0%
Altra Industrial Motion Corp.	217	12,978
Douglas Dynamics, Inc.	996	36,010
Gates Industrial Corp. plc *	3,076	35,100
Hillman Solutions Corp. * (a)	5,622	40,537
Lincoln Electric Holdings, Inc.	536	77,447
RBC Bearings, Inc. *	325	67,908
Toro Co. (The)	642	72,643
		342,623
Multi-Utilities — 1.1%
NorthWestern Corp.	1,044	61,949
Professional Services — 0.8%
First Advantage Corp. * (a)	3,379	43,933
Real Estate Management & Development — 1.0%
Cushman & Wakefield plc *	4,417	55,039
Road & Rail — 2.2%
Knight-Swift Transportation Holdings, Inc. (a)	953	49,950
Landstar System, Inc.	369	60,162
Lyft, Inc., Class A *	1,608	17,721
		127,833
Semiconductors & Semiconductor Equipment — 3.4%
Allegro MicroSystems, Inc. (Japan) * (a)	1,754	52,651
MACOM Technology Solutions Holdings, Inc. *	937	59,000
Power Integrations, Inc.	1,165	83,555
		195,206
Software — 5.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	2,614	49,022
Envestnet, Inc. *	896	55,260
Guidewire Software, Inc. * (a)	805	50,339
nCino, Inc. * (a)	1,498	39,617
Paycor HCM, Inc. * (a)	1,676	41,014
Q2 Holdings, Inc. *	1,498	40,249
Workiva, Inc. *	470	39,444
		314,945
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — 1.2%
Leslie's, Inc. * (a)	2,412	29,449
National Vision Holdings, Inc. * (a)	1,014	39,291
		68,740
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc. (a)	562	41,916
Trading Companies & Distributors — 1.1%
Applied Industrial Technologies, Inc.	487	61,326
Total Common Stocks (Cost $4,419,687)		5,534,929
Short-Term Investments — 7.9%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $156,340)	156,312	156,390
Investment of Cash Collateral from Securities Loaned — 5.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	189,029	189,086
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	98,408	98,408
Total Investment of Cash Collateral from Securities Loaned (Cost $287,469)		287,494
Total Short-Term Investments (Cost $443,809)		443,884
Total Investments — 105.5% (Cost $4,863,496)		5,978,813
Liabilities in Excess of Other Assets — (5.5)%		(309,154)
NET ASSETS — 100.0%		5,669,659

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $279,974.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Aerospace & Defense — 1.2%
Hexcel Corp.	767	45,139
Airlines — 0.4%
Frontier Group Holdings, Inc. * (a)	1,449	14,884
Auto Components — 0.5%
Fox Factory Holding Corp. *	216	19,720
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	342	18,039
Banks — 1.8%
First Financial Bankshares, Inc.	1,252	43,076
Pinnacle Financial Partners, Inc.	310	22,713
		65,789
Biotechnology — 12.6%
ACADIA Pharmaceuticals, Inc. *	1,005	15,997
ADC Therapeutics SA (Switzerland) * (a)	1,208	4,637
Alector, Inc. *	1,051	9,701
Allogene Therapeutics, Inc. * (a)	1,108	6,971
Amicus Therapeutics, Inc. *	3,830	46,767
Apellis Pharmaceuticals, Inc. *	500	25,865
Arrowhead Pharmaceuticals, Inc. *	942	38,191
Atara Biotherapeutics, Inc. *	2,408	7,899
Blueprint Medicines Corp. *	544	23,847
Coherus Biosciences, Inc. *	2,390	18,925
G1 Therapeutics, Inc. * (a)	1,205	6,543
Halozyme Therapeutics, Inc. *	1,317	74,914
Heron Therapeutics, Inc. * (a)	3,869	9,672
Kronos Bio, Inc. *	1,439	2,332
Natera, Inc. *	785	31,537
PMV Pharmaceuticals, Inc. * (a)	1,261	10,974
REGENXBIO, Inc. *	1,148	26,032
Relay Therapeutics, Inc. *	1,285	19,199
REVOLUTION Medicines, Inc. *	852	20,305
Sage Therapeutics, Inc. *	477	18,181
Sana Biotechnology, Inc. * (a)	672	2,655
Twist Bioscience Corp. *	1,099	26,170
Verve Therapeutics, Inc. * (a)	627	12,131
		459,445
Building Products — 1.5%
Advanced Drainage Systems, Inc.	282	23,135
Simpson Manufacturing Co., Inc.	370	32,811
		55,946
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.9%
Evercore, Inc., Class A	237	25,781
Focus Financial Partners, Inc., Class A *	1,175	43,798
		69,579
Commercial Services & Supplies — 3.6%
ACV Auctions, Inc., Class A * (a)	2,345	19,255
Casella Waste Systems, Inc., Class A *	687	54,458
MSA Safety, Inc.	393	56,739
		130,452
Communications Equipment — 1.0%
Ciena Corp. *	741	37,786
Construction & Engineering — 2.5%
EMCOR Group, Inc.	102	15,091
MasTec, Inc. *	257	21,925
Valmont Industries, Inc.	167	55,096
		92,112
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. * (a)	239	15,071
Electrical Equipment — 2.0%
Bloom Energy Corp., Class A * (a)	1,719	32,876
Shoals Technologies Group, Inc., Class A *	1,583	39,044
		71,920
Electronic Equipment, Instruments & Components — 1.5%
Coherent Corp. *	404	14,182
Fabrinet (Thailand) *	169	21,709
Littelfuse, Inc.	88	19,396
		55,287
Energy Equipment & Services — 1.7%
Cactus, Inc., Class A	1,211	60,844
Equity Real Estate Investment Trusts (REITs) — 2.0%
CubeSmart (a)	636	25,596
Terreno Realty Corp.	811	46,118
		71,714
Food & Staples Retailing — 2.5%
Grocery Outlet Holding Corp. * (a)	1,408	41,104
Performance Food Group Co. *	856	49,948
		91,052
Food Products — 0.8%
Freshpet, Inc. * (a)	519	27,366
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 6.5%
CONMED Corp.	469	41,519
iRhythm Technologies, Inc. *	408	38,202
Nevro Corp. * (a)	503	19,899
NuVasive, Inc. *	836	34,491
Outset Medical, Inc. *	1,787	46,150
Shockwave Medical, Inc. *	283	58,263
		238,524
Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc. *	595	48,960
Accolade, Inc. *	1,737	13,531
Amedisys, Inc. *	276	23,067
Cano Health, Inc. * (a)	5,675	7,775
		93,333
Health Care Technology — 1.4%
Evolent Health, Inc., Class A *	1,766	49,586
Hotels, Restaurants & Leisure — 6.7%
Boyd Gaming Corp.	482	26,296
Life Time Group Holdings, Inc. * (a)	2,403	28,742
Marriott Vacations Worldwide Corp.	272	36,605
Papa John's International, Inc.	304	25,045
Planet Fitness, Inc., Class A *	660	51,959
Six Flags Entertainment Corp. * (a)	959	22,300
Texas Roadhouse, Inc.	592	53,853
		244,800
Household Durables — 1.3%
Helen of Troy Ltd. * (a)	244	27,003
Sonos, Inc. *	1,256	21,231
		48,234
Insurance — 0.4%
Kinsale Capital Group, Inc.	60	15,583
Interactive Media & Services — 0.4%
Bumble, Inc., Class A * (a)	729	15,346
Internet & Direct Marketing Retail — 0.9%
Global-e Online Ltd. (Israel) * (a)	676	13,951
Xometry, Inc., Class A * (a)	627	20,218
		34,169
IT Services — 3.4%
DigitalOcean Holdings, Inc. * (a)	592	15,065
ExlService Holdings, Inc. *	255	43,146
Flywire Corp. *	498	12,185
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
Globant SA *	203	34,206
Remitly Global, Inc. *	1,686	19,306
		123,908
Life Sciences Tools & Services — 0.2%
Personalis, Inc. *	1,538	3,046
Seer, Inc. *	433	2,509
		5,555
Machinery — 3.9%
Chart Industries, Inc. *	262	30,230
Evoqua Water Technologies Corp. *	1,045	41,370
ITT, Inc.	499	40,503
John Bean Technologies Corp.	330	30,121
		142,224
Oil, Gas & Consumable Fuels — 3.7%
Chord Energy Corp.	175	23,962
Matador Resources Co. (a)	1,246	71,304
SM Energy Co.	1,190	41,451
		136,717
Personal Products — 0.2%
elf Beauty, Inc. *	152	8,380
Pharmaceuticals — 2.3%
Arvinas, Inc. *	690	23,621
Intra-Cellular Therapies, Inc. *	552	29,212
Revance Therapeutics, Inc. *	1,757	32,429
		85,262
Professional Services — 1.3%
KBR, Inc.	922	48,702
Road & Rail — 1.1%
Saia, Inc. *	191	40,003
Semiconductors & Semiconductor Equipment — 2.0%
MKS Instruments, Inc. (a)	362	30,688
Power Integrations, Inc.	288	20,646
Wolfspeed, Inc. * (a)	323	22,293
		73,627
Software — 12.6%
Blackline, Inc. *	587	39,466
Clear Secure, Inc., Class A (a)	865	23,738
Confluent, Inc., Class A *	1,044	23,215
Coupa Software, Inc. *	195	15,459
CyberArk Software Ltd. *	346	44,926
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Elastic NV *	394	20,269
Envestnet, Inc. *	724	44,660
Everbridge, Inc. *	531	15,706
Five9, Inc. *	393	26,702
HashiCorp, Inc., Class A * (a)	1,347	36,821
JFrog Ltd. (Israel) *	811	17,299
New Relic, Inc. *	606	34,198
Paycor HCM, Inc. * (a)	1,061	25,966
SentinelOne, Inc., Class A * (a)	1,374	20,045
Smartsheet, Inc., Class A *	940	37,007
Sprout Social, Inc., Class A *	249	14,056
Vertex, Inc., Class A *	1,522	22,082
		461,615
Specialty Retail — 4.5%
Burlington Stores, Inc. *	163	33,084
Floor & Decor Holdings, Inc., Class A * (a)	290	20,239
Lithia Motors, Inc., Class A	114	23,274
National Vision Holdings, Inc. * (a)	1,637	63,446
Petco Health & Wellness Co., Inc. * (a)	2,639	25,018
		165,061
Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc. *	126	10,337
Trading Companies & Distributors — 5.1%
Air Lease Corp.	743	28,529
Applied Industrial Technologies, Inc.	620	78,177
Rush Enterprises, Inc., Class A	629	32,885
SiteOne Landscape Supply, Inc. * (a)	155	18,234
WESCO International, Inc. *	238	29,806
		187,631
Total Common Stocks (Cost $3,676,276)		3,630,742
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.9%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $38,890)	38,878	38,897
Investment of Cash Collateral from Securities Loaned — 5.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	166,216	166,266
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	47,033	47,033
Total Investment of Cash Collateral from Securities Loaned (Cost $213,266)		213,299
Total Short-Term Investments (Cost $252,156)		252,196
Total Investments — 106.1% (Cost $3,928,432)		3,882,938
Liabilities in Excess of Other Assets — (6.1)%		(224,764)
NET ASSETS — 100.0%		3,658,174

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $208,340.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Auto Components — 2.3%
Visteon Corp. *	15	1,953
Banks — 9.5%
Amalgamated Financial Corp.	98	2,262
Customers Bancorp, Inc. *	14	390
Hilltop Holdings, Inc.	65	1,960
Signature Bank	3	289
Synovus Financial Corp.	39	1,463
Zions Bancorp NA	37	1,812
		8,176
Biotechnology — 8.5%
Apellis Pharmaceuticals, Inc. *	18	931
Fate Therapeutics, Inc. *	33	331
Halozyme Therapeutics, Inc. *	51	2,908
Natera, Inc. *	15	595
Sarepta Therapeutics, Inc. *	20	2,560
		7,325
Building Products — 4.2%
AAON, Inc.	30	2,273
Advanced Drainage Systems, Inc.	6	504
AZEK Co., Inc. (The) *	42	851
		3,628
Capital Markets — 1.4%
Federated Hermes, Inc.	33	1,208
Chemicals — 1.1%
Avient Corp.	26	895
Ginkgo Bioworks Holdings, Inc. *	21	35
		930
Commercial Services & Supplies — 4.4%
ABM Industries, Inc.	15	655
Interface, Inc.	57	568
MillerKnoll, Inc.	54	1,134
Tetra Tech, Inc.	10	1,456
		3,813
Diversified Consumer Services — 0.8%
Coursera, Inc. *	56	663
Electric Utilities — 2.1%
Portland General Electric Co.	37	1,838
Electrical Equipment — 2.8%
Acuity Brands, Inc.	3	571
Bloom Energy Corp., Class A *	14	262
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — continued
Fluence Energy, Inc. *	11	187
FuelCell Energy, Inc. *	46	128
SunPower Corp. *	69	1,247
		2,395
Electronic Equipment, Instruments & Components — 2.9%
Badger Meter, Inc.	12	1,360
Itron, Inc. *	23	1,165
		2,525
Equity Real Estate Investment Trusts (REITs) — 5.9%
Alexander & Baldwin, Inc.	63	1,181
Hudson Pacific Properties, Inc.	21	202
Kilroy Realty Corp.	21	799
Paramount Group, Inc.	126	751
Rayonier, Inc.	36	1,203
Rexford Industrial Realty, Inc.	17	907
		5,043
Food & Staples Retailing — 2.7%
Sprouts Farmers Market, Inc. *	40	1,276
United Natural Foods, Inc. *	28	1,094
		2,370
Food Products — 2.5%
AppHarvest, Inc. *	48	27
Darling Ingredients, Inc. *	28	1,771
Vital Farms, Inc. *	26	393
		2,191
Health Care Equipment & Supplies — 1.4%
Shockwave Medical, Inc. *	6	1,223
Health Care Providers & Services — 6.5%
AMN Healthcare Services, Inc. *	18	1,792
Encompass Health Corp.	22	1,322
Enhabit, Inc. *	11	150
HealthEquity, Inc. *	28	1,698
Progyny, Inc. *	20	624
		5,586
Health Care Technology — 1.9%
Schrodinger, Inc. *	34	640
Veradigm, Inc. *	56	978
		1,618
Hotels, Restaurants & Leisure — 0.1%
Sweetgreen, Inc., Class A *	12	100
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — 2.7%
KB Home	45	1,419
Sonos, Inc. *	51	867
		2,286
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	8	144
Insurance — 2.0%
CNO Financial Group, Inc.	74	1,683
Lemonade, Inc. *	2	36
		1,719
Interactive Media & Services — 2.1%
Bumble, Inc., Class A *	42	875
Yelp, Inc. *	33	909
		1,784
Internet & Direct Marketing Retail — 0.5%
Rent the Runway, Inc., Class A *	133	407
ThredUp, Inc., Class A *	38	49
		456
Life Sciences Tools & Services — 0.6%
Azenta, Inc. *	7	435
Singular Genomics Systems, Inc. *	59	118
		553
Machinery — 2.8%
AGCO Corp.	9	1,214
Lindsay Corp.	7	1,156
		2,370
Metals & Mining — 3.6%
Alcoa Corp.	20	919
Constellium SE *	87	1,023
Schnitzer Steel Industries, Inc., Class A	38	1,178
		3,120
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	38	1,111
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. *	102	530
Personal Products — 0.2%
Honest Co., Inc. (The) *	45	136
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 4.6%
Huron Consulting Group, Inc. *	31	2,265
ICF International, Inc.	17	1,662
		3,927
Real Estate Management & Development — 1.1%
Cushman & Wakefield plc *	74	920
Semiconductors & Semiconductor Equipment — 1.7%
Power Integrations, Inc.	13	966
Wolfspeed, Inc. *	7	462
		1,428
Software — 2.7%
Everbridge, Inc. *	9	265
NCR Corp. *	38	897
Q2 Holdings, Inc. *	24	649
Workiva, Inc. *	6	479
		2,290
Specialty Retail — 0.4%
Warby Parker, Inc., Class A *	24	322
Textiles, Apparel & Luxury Goods — 6.3%
Allbirds, Inc., Class A *	62	149
Columbia Sportswear Co.	12	1,093
Deckers Outdoor Corp. *	5	2,170
Kontoor Brands, Inc.	33	1,302
Unifi, Inc. *	81	697
		5,411
Trading Companies & Distributors — 2.5%
WESCO International, Inc. *	18	2,196
Water Utilities — 2.3%
American States Water Co.	22	2,018
Total Common Stocks (Cost $103,259)		85,306
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I ‡ *(Cost $108)	42	—
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b) (Cost $1,236)	1,236	1,236
Total Investments — 100.6% (Cost $104,603)		86,542
Liabilities in Excess of Other Assets — (0.6)%		(554)
NET ASSETS — 100.0%		85,988

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Air Freight & Logistics — 1.1%
Atlas Air Worldwide Holdings, Inc. * (a)	31	3,085
Hub Group, Inc., Class A *	139	11,041
Radiant Logistics, Inc. *	88	450
		14,576
Airlines — 0.3%
Hawaiian Holdings, Inc. *	42	435
SkyWest, Inc. *	200	3,302
		3,737
Auto Components — 0.4%
Adient plc *	104	3,625
American Axle & Manufacturing Holdings, Inc. *	41	319
Dana, Inc.	105	1,586
		5,530
Banks — 17.5%
American National Bankshares, Inc.	11	414
Ameris Bancorp	73	3,422
Associated Banc-Corp.	132	3,048
Atlantic Union Bankshares Corp.	77	2,713
Banc of California, Inc.	93	1,486
Bancorp, Inc. (The) *	27	763
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	89	2,665
BankUnited, Inc.	18	608
Banner Corp.	20	1,232
Brookline Bancorp, Inc.	230	3,249
Business First Bancshares, Inc.	75	1,667
Byline Bancorp, Inc.	152	3,482
Cadence Bank	14	342
Capital City Bank Group, Inc.	25	812
Capstar Financial Holdings, Inc.	133	2,343
Cathay General Bancorp	29	1,199
Central Pacific Financial Corp.	72	1,466
Civista Bancshares, Inc.	17	381
Columbia Banking System, Inc. (a)	87	2,624
Community Trust Bancorp, Inc.	56	2,561
ConnectOne Bancorp, Inc.	250	6,052
Customers Bancorp, Inc. * (a)	117	3,316
CVB Financial Corp.	268	6,893
Eastern Bankshares, Inc.	289	4,984
Enterprise Financial Services Corp.	98	4,808
Equity Bancshares, Inc., Class A	33	1,088
FB Financial Corp.	24	857
Financial Institutions, Inc.	32	787
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Bancorp	12	505
First BanCorp (Puerto Rico)	329	4,184
First Bancshares, Inc. (The)	20	640
First Citizens BancShares, Inc., Class A	4	2,821
First Commonwealth Financial Corp.	330	4,617
First Financial Corp.	67	3,110
First Internet Bancorp	44	1,068
First Interstate BancSystem, Inc., Class A	107	4,124
First Merchants Corp.	102	4,210
First Western Financial, Inc. *	9	253
FNB Corp.	54	709
Glacier Bancorp, Inc.	43	2,135
Hancock Whitney Corp.	224	10,816
Heritage Commerce Corp.	185	2,408
Home BancShares, Inc.	130	2,954
HomeTrust Bancshares, Inc.	57	1,378
Independent Bank Corp.	28	2,373
Independent Bank Corp.	26	615
Mercantile Bank Corp.	9	295
Metropolitan Bank Holding Corp. *	10	581
Mid Penn Bancorp, Inc.	16	477
Midland States Bancorp, Inc.	44	1,182
MVB Financial Corp.	12	258
National Bank Holdings Corp., Class A	58	2,427
Nicolet Bankshares, Inc. *	9	702
OceanFirst Financial Corp.	620	13,181
OFG Bancorp (Puerto Rico)	383	10,561
Old National Bancorp	794	14,277
Old Second Bancorp, Inc.	311	4,988
Origin Bancorp, Inc.	16	587
Orrstown Financial Services, Inc.	20	456
Peapack-Gladstone Financial Corp.	98	3,662
Peoples Bancorp, Inc.	8	232
Pinnacle Financial Partners, Inc.	33	2,393
Preferred Bank	6	478
Premier Financial Corp.	39	1,049
QCR Holdings, Inc.	68	3,366
Republic Bancorp, Inc., Class A	14	561
Sandy Spring Bancorp, Inc.	32	1,127
Sierra Bancorp	23	499
Simmons First National Corp., Class A	53	1,135
SmartFinancial, Inc.	38	1,039
South Plains Financial, Inc.	10	264
SouthState Corp.	131	10,008
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Banks — continued
TriCo Bancshares	45	2,320
Trustmark Corp.	30	1,047
UMB Financial Corp.	48	4,017
United Community Banks, Inc.	23	771
Veritex Holdings, Inc.	367	10,314
Washington Federal, Inc.	134	4,496
Webster Financial Corp.	13	592
WesBanco, Inc.	13	466
Western Alliance Bancorp	62	3,717
Wintrust Financial Corp.	69	5,840
		223,547
Beverages — 0.3%
Primo Water Corp.	208	3,232
Biotechnology — 6.6%
2seventy bio, Inc. *	62	585
Agios Pharmaceuticals, Inc. *	95	2,665
Allovir, Inc. * (a)	341	1,747
Arcellx, Inc. *	168	5,217
Arcus Biosciences, Inc. *	219	4,522
BioCryst Pharmaceuticals, Inc. * (a)	167	1,918
Biohaven Ltd. *	5	75
Bluebird Bio, Inc. * (a)	187	1,295
CTI BioPharma Corp. * (a)	314	1,885
Cytokinetics, Inc. *	69	3,143
Enanta Pharmaceuticals, Inc. *	13	614
EQRx, Inc. * (a)	613	1,507
Fate Therapeutics, Inc. * (a)	66	665
Iovance Biotherapeutics, Inc. *	91	580
iTeos Therapeutics, Inc. *	169	3,310
IVERIC bio, Inc. *	245	5,246
Kezar Life Sciences, Inc. * (a)	452	3,179
Kymera Therapeutics, Inc. * (a)	206	5,152
Lexicon Pharmaceuticals, Inc. *	1,360	2,598
Lyell Immunopharma, Inc. * (a)	232	805
MoonLake Immunotherapeutics *	19	205
Nuvalent, Inc., Class A * (a)	236	7,016
Prothena Corp. plc (Ireland) *	101	6,073
REGENXBIO, Inc. *	152	3,436
Relay Therapeutics, Inc. *	258	3,858
SpringWorks Therapeutics, Inc. * (a)	138	3,597
Travere Therapeutics, Inc. *	217	4,557
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Twist Bioscience Corp. *	204	4,869
Veracyte, Inc. *	146	3,462
		83,781
Building Products — 0.6%
Resideo Technologies, Inc. *	95	1,553
UFP Industries, Inc.	80	6,364
		7,917
Capital Markets — 1.5%
AssetMark Financial Holdings, Inc. *	44	1,019
BGC Partners, Inc., Class A	166	624
Blucora, Inc. *	208	5,318
Cowen, Inc., Class A	30	1,147
Donnelley Financial Solutions, Inc. *	45	1,739
Piper Sandler Cos.	9	1,211
Stifel Financial Corp.	31	1,809
StoneX Group, Inc. *	30	2,849
Victory Capital Holdings, Inc., Class A	36	974
Virtus Investment Partners, Inc.	14	2,642
		19,332
Chemicals — 0.9%
AdvanSix, Inc.	54	2,042
Avient Corp.	51	1,728
Ecovyst, Inc. *	54	477
HB Fuller Co.	28	2,027
Minerals Technologies, Inc.	33	1,992
Tronox Holdings plc, Class A	245	3,357
		11,623
Commercial Services & Supplies — 1.8%
ABM Industries, Inc.	184	8,164
ACCO Brands Corp.	426	2,381
Cimpress plc (Ireland) *	5	138
Ennis, Inc.	33	725
Heritage-Crystal Clean, Inc. *	51	1,665
MillerKnoll, Inc.	373	7,839
Steelcase, Inc., Class A	268	1,898
		22,810
Communications Equipment — 1.4%
Aviat Networks, Inc. *	26	817
Calix, Inc. *	149	10,183
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Communications Equipment — continued
Comtech Telecommunications Corp.	378	4,591
NETGEAR, Inc. *	134	2,423
		18,014
Construction & Engineering — 1.4%
Argan, Inc.	147	5,410
Comfort Systems USA, Inc.	26	2,946
MasTec, Inc. *	47	4,062
MYR Group, Inc. *	45	4,134
Primoris Services Corp.	81	1,784
		18,336
Construction Materials — 0.3%
Summit Materials, Inc., Class A *	114	3,228
Consumer Finance — 1.7%
Bread Financial Holdings, Inc.	120	4,519
Encore Capital Group, Inc. * (a)	123	5,921
Enova International, Inc. *	98	3,764
Green Dot Corp., Class A *	46	723
LendingClub Corp. *	102	897
PROG Holdings, Inc. *	329	5,555
		21,379
Containers & Packaging — 0.3%
Greif, Inc., Class A	36	2,428
Myers Industries, Inc.	17	369
O-I Glass, Inc. *	69	1,148
		3,945
Diversified Consumer Services — 0.4%
2U, Inc. *	586	3,672
Stride, Inc. * (a)	58	1,821
		5,493
Diversified Financial Services — 0.2%
Jackson Financial, Inc., Class A (a)	66	2,279
Diversified Telecommunication Services — 0.7%
EchoStar Corp., Class A *	228	3,803
Liberty Latin America Ltd., Class A (Puerto Rico) *	89	674
Liberty Latin America Ltd., Class C (Puerto Rico) *	538	4,087
		8,564
Electric Utilities — 1.1%
IDACORP, Inc.	45	4,842
Otter Tail Corp.	17	1,004
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued
Portland General Electric Co.	164	8,026
Via Renewables, Inc. (a)	71	366
		14,238
Electrical Equipment — 0.6%
Encore Wire Corp.	37	5,035
Powell Industries, Inc.	80	2,835
		7,870
Electronic Equipment, Instruments & Components — 1.8%
Belden, Inc.	45	3,257
Benchmark Electronics, Inc. (a)	135	3,613
Knowles Corp. *	323	5,302
OSI Systems, Inc. *	82	6,513
ScanSource, Inc. *	153	4,468
		23,153
Energy Equipment & Services — 0.9%
Bristow Group, Inc. *	13	349
ChampionX Corp.	91	2,658
Helmerich & Payne, Inc.	63	3,128
Nabors Industries Ltd. *	3	434
NexTier Oilfield Solutions, Inc. *	188	1,736
Patterson-UTI Energy, Inc.	82	1,384
Solaris Oilfield Infrastructure, Inc., Class A	70	693
US Silica Holdings, Inc. *	69	859
		11,241
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	106	607
Equity Real Estate Investment Trusts (REITs) — 9.1%
Acadia Realty Trust	145	2,085
Agree Realty Corp.	220	15,606
Alexander & Baldwin, Inc.	47	880
American Assets Trust, Inc.	36	943
Apple Hospitality REIT, Inc.	309	4,878
Armada Hoffler Properties, Inc.	76	868
Broadstone Net Lease, Inc. (a)	70	1,128
Centerspace	27	1,572
City Office REIT, Inc.	48	399
Corporate Office Properties Trust	135	3,499
CTO Realty Growth, Inc.	53	972
DiamondRock Hospitality Co.	302	2,476
Equity Commonwealth	163	4,070
Essential Properties Realty Trust, Inc.	113	2,657
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
First Industrial Realty Trust, Inc.	28	1,342
Getty Realty Corp.	68	2,313
Global Medical REIT, Inc.	57	537
Healthcare Realty Trust, Inc.	223	4,291
Independence Realty Trust, Inc. (a)	350	5,908
Kite Realty Group Trust	208	4,376
Macerich Co. (The)	223	2,511
NETSTREIT Corp.	102	1,877
NexPoint Residential Trust, Inc.	5	227
Paramount Group, Inc.	116	687
Pebblebrook Hotel Trust (a)	55	732
Phillips Edison & Co., Inc.	51	1,637
Physicians Realty Trust	243	3,519
Piedmont Office Realty Trust, Inc., Class A	215	1,975
Plymouth Industrial REIT, Inc.	29	552
PotlatchDeltic Corp.	135	5,952
Retail Opportunity Investments Corp.	47	703
RLJ Lodging Trust	401	4,251
Ryman Hospitality Properties, Inc.	73	5,954
Sabra Health Care REIT, Inc.	304	3,775
SITE Centers Corp.	365	4,993
STAG Industrial, Inc.	233	7,535
Terreno Realty Corp.	45	2,582
UMH Properties, Inc.	160	2,573
Uniti Group, Inc.	339	1,874
Xenia Hotels & Resorts, Inc.	119	1,564
		116,273
Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	83	2,883
SpartanNash Co.	24	735
Sprouts Farmers Market, Inc. *	118	3,829
United Natural Foods, Inc. *	33	1,258
		8,705
Food Products — 0.5%
Darling Ingredients, Inc. *	100	6,265
Gas Utilities — 2.0%
Brookfield Infrastructure Corp., Class A (Canada)	30	1,173
Chesapeake Utilities Corp.	11	1,359
New Jersey Resources Corp.	239	11,864
Northwest Natural Holding Co.	77	3,669
ONE Gas, Inc.	33	2,484
INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued
Southwest Gas Holdings, Inc.	5	285
Spire, Inc.	65	4,448
		25,282
Health Care Equipment & Supplies — 1.5%
Alphatec Holdings, Inc. *	406	5,010
AngioDynamics, Inc. *	82	1,131
Bioventus, Inc., Class A *	135	352
Cue Health, Inc. * (a)	117	243
Embecta Corp.	90	2,271
Inari Medical, Inc. * (a)	48	3,051
SeaSpine Holdings Corp. *	218	1,816
Sight Sciences, Inc. * (a)	240	2,935
Utah Medical Products, Inc.	10	1,035
Varex Imaging Corp. *	52	1,060
		18,904
Health Care Providers & Services — 0.6%
AdaptHealth Corp. *	284	5,464
Fulgent Genetics, Inc. *	78	2,314
		7,778
Health Care Technology — 2.0%
Computer Programs and Systems, Inc. *	128	3,492
Evolent Health, Inc., Class A *	168	4,720
Health Catalyst, Inc. *	547	5,817
Phreesia, Inc. *	81	2,621
Veradigm, Inc. *	521	9,180
		25,830
Hotels, Restaurants & Leisure — 1.3%
Bloomin' Brands, Inc.	118	2,380
Bluegreen Vacations Holding Corp. (a)	123	3,063
Dine Brands Global, Inc.	57	3,676
Full House Resorts, Inc. *	245	1,846
Light & Wonder, Inc. *	25	1,447
Marriott Vacations Worldwide Corp.	21	2,759
SeaWorld Entertainment, Inc. *	23	1,258
		16,429
Household Durables — 2.0%
GoPro, Inc., Class A *	815	4,059
Lifetime Brands, Inc.	38	286
Meritage Homes Corp. *	65	6,030
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Taylor Morrison Home Corp. *	336	10,191
Tri Pointe Homes, Inc. *	276	5,127
		25,693
Household Products — 0.5%
Central Garden & Pet Co., Class A *	190	6,801
Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy, Inc.	120	3,575
Clearway Energy, Inc., Class C	119	3,793
		7,368
Insurance — 1.4%
American Equity Investment Life Holding Co.	94	4,297
CNO Financial Group, Inc.	61	1,387
Employers Holdings, Inc.	61	2,609
James River Group Holdings Ltd.	64	1,349
RLI Corp.	30	3,925
Stewart Information Services Corp.	110	4,705
		18,272
Interactive Media & Services — 0.4%
Cars.com, Inc. *	68	942
QuinStreet, Inc. *	133	1,903
Yelp, Inc. *	88	2,406
		5,251
IT Services — 0.6%
IBEX Holdings Ltd. *	30	745
Information Services Group, Inc.	826	3,799
Repay Holdings Corp. *	347	2,797
		7,341
Leisure Products — 0.3%
Topgolf Callaway Brands Corp. *	210	4,149
Life Sciences Tools & Services — 0.3%
NeoGenomics, Inc. *	250	2,310
Pacific Biosciences of California, Inc. * (a)	253	2,073
		4,383
Machinery — 2.0%
3D Systems Corp. *	341	2,523
AGCO Corp.	44	6,144
Albany International Corp., Class A	14	1,410
EnPro Industries, Inc.	11	1,217
Greenbrier Cos., Inc. (The)	148	4,946
Luxfer Holdings plc (United Kingdom)	26	359
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Mueller Industries, Inc.	54	3,186
Terex Corp.	58	2,448
Wabash National Corp. (a)	118	2,661
		24,894
Marine — 0.4%
Matson, Inc.	67	4,195
Safe Bulkers, Inc. (Greece) (a)	191	556
		4,751
Media — 0.8%
AMC Networks, Inc., Class A *	169	2,650
Entravision Communications Corp., Class A	266	1,276
Gray Television, Inc.	328	3,668
John Wiley & Sons, Inc., Class A	57	2,311
		9,905
Metals & Mining — 1.5%
Arconic Corp. *	156	3,290
ATI, Inc. * (a)	30	884
Commercial Metals Co.	201	9,689
Constellium SE *	156	1,846
Materion Corp.	9	805
Olympic Steel, Inc.	12	416
Schnitzer Steel Industries, Inc., Class A	58	1,790
Warrior Met Coal, Inc.	17	599
		19,319
Mortgage Real Estate Investment Trusts (REITs) — 2.5%
Arbor Realty Trust, Inc. (a)	159	2,099
Ares Commercial Real Estate Corp. (a)	358	3,686
Blackstone Mortgage Trust, Inc., Class A	369	7,812
Dynex Capital, Inc. (a)	449	5,716
Ellington Financial, Inc.	63	781
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	38	1,110
KKR Real Estate Finance Trust, Inc. (a)	277	3,868
Ladder Capital Corp.	404	4,054
Ready Capital Corp. (a)	77	852
Redwood Trust, Inc. (a)	125	846
TPG RE Finance Trust, Inc.	163	1,105
		31,929
Multi-Utilities — 0.8%
Avista Corp.	78	3,454
Black Hills Corp.	42	2,940
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Multi-Utilities — continued
NorthWestern Corp.	35	2,059
Unitil Corp.	34	1,749
		10,202
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp. *	17	530
Arch Resources, Inc.	23	3,256
Berry Corp.	28	228
Chord Energy Corp.	38	5,200
CNX Resources Corp. *	63	1,064
CONSOL Energy, Inc.	9	572
CVR Energy, Inc.	62	1,946
Delek US Holdings, Inc.	66	1,774
Dorian LPG Ltd.	162	3,062
Green Plains, Inc. *	125	3,816
Murphy Oil Corp.	190	8,168
Ovintiv, Inc.	150	7,626
Par Pacific Holdings, Inc. *	32	737
PBF Energy, Inc., Class A	18	718
Peabody Energy Corp. *	143	3,781
Range Resources Corp.	48	1,196
REX American Resources Corp. *	43	1,376
SM Energy Co.	51	1,773
Talos Energy, Inc. *	43	808
W&T Offshore, Inc. *	31	176
World Fuel Services Corp.	100	2,727
		50,534
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	11	669
Personal Products — 0.7%
Edgewell Personal Care Co.	98	3,785
Herbalife Nutrition Ltd. * (a)	377	5,602
		9,387
Pharmaceuticals — 0.5%
CinCor Pharma, Inc. * (a)	99	1,217
Intra-Cellular Therapies, Inc. *	51	2,667
NGM Biopharmaceuticals, Inc. * (a)	183	918
Supernus Pharmaceuticals, Inc. *	51	1,830
		6,632
Professional Services — 2.8%
Barrett Business Services, Inc.	82	7,595
Heidrick & Struggles International, Inc.	64	1,801
INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued
Huron Consulting Group, Inc. *	58	4,211
Insperity, Inc.	5	579
KBR, Inc. (a)	132	6,938
Kelly Services, Inc., Class A (a)	299	5,055
Korn Ferry	86	4,343
TrueBlue, Inc. *	277	5,430
		35,952
Real Estate Management & Development — 0.4%
Anywhere Real Estate, Inc. *	188	1,198
Forestar Group, Inc. *	147	2,265
Kennedy-Wilson Holdings, Inc.	128	2,018
		5,481
Road & Rail — 0.9%
ArcBest Corp.	106	7,431
Covenant Logistics Group, Inc.	20	684
Heartland Express, Inc.	118	1,812
Werner Enterprises, Inc.	21	850
		10,777
Semiconductors & Semiconductor Equipment — 0.9%
ACM Research, Inc., Class A *	349	2,693
Cohu, Inc. *	168	5,394
Veeco Instruments, Inc. *	200	3,707
		11,794
Software — 1.2%
eGain Corp. *	394	3,560
LiveRamp Holdings, Inc. *	340	7,979
Marathon Digital Holdings, Inc. * (a)	80	272
Riot Blockchain, Inc. * (a)	327	1,108
SecureWorks Corp., Class A *	39	249
SolarWinds Corp. *	21	198
Upland Software, Inc. *	227	1,618
		14,984
Specialty Retail — 3.0%
Abercrombie & Fitch Co., Class A *	25	577
Academy Sports & Outdoors, Inc.	226	11,895
Bed Bath & Beyond, Inc. * (a)	56	140
Conn's, Inc. * (a)	164	1,131
Genesco, Inc. *	21	943
MarineMax, Inc. *	145	4,536
ODP Corp. (The) *	96	4,390
Sally Beauty Holdings, Inc. *	217	2,721
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Signet Jewelers Ltd.	104	7,045
Sleep Number Corp. * (a)	23	595
Sonic Automotive, Inc., Class A (a)	61	2,991
Zumiez, Inc. *	64	1,387
		38,351
Technology Hardware, Storage & Peripherals — 1.0%
Avid Technology, Inc. *	109	2,896
Xerox Holdings Corp.	688	10,043
		12,939
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd. *	157	2,147
Wolverine World Wide, Inc.	79	865
		3,012
Thrifts & Mortgage Finance — 3.1%
Axos Financial, Inc. *	88	3,348
Capitol Federal Financial, Inc.	127	1,101
Essent Group Ltd.	232	9,044
Kearny Financial Corp.	139	1,411
Luther Burbank Corp.	11	121
Merchants Bancorp	122	2,963
Mr. Cooper Group, Inc. *	109	4,366
NMI Holdings, Inc., Class A *	182	3,814
Northfield Bancorp, Inc.	215	3,385
PennyMac Financial Services, Inc.	31	1,757
Radian Group, Inc.	408	7,783
Waterstone Financial, Inc.	22	372
		39,465
Trading Companies & Distributors — 3.2%
BlueLinx Holdings, Inc. *	46	3,241
Boise Cascade Co.	60	4,113
GATX Corp.	12	1,276
GMS, Inc. *	98	4,866
MRC Global, Inc. *	326	3,778
NOW, Inc. *	634	8,044
Rush Enterprises, Inc., Class A	107	5,610
Titan Machinery, Inc. *	49	1,959
Veritiv Corp.	15	1,810
WESCO International, Inc. *	49	6,172
		40,869
INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.3%
American States Water Co.	41	3,813
Wireless Telecommunication Services — 0.2%
Gogo, Inc. *	194	2,868
Total Common Stocks (Cost $1,157,611)		1,227,683
Short-Term Investments — 6.4%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $44,813)	44,802	44,825
Investment of Cash Collateral from Securities Loaned — 2.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	30,585	30,594
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	6,513	6,513
Total Investment of Cash Collateral from Securities Loaned (Cost $37,099)		37,107
Total Short-Term Investments (Cost $81,912)		81,932
Total Investments — 102.6% (Cost $1,239,523)		1,309,615
Liabilities in Excess of Other Assets — (2.6)%		(33,269)
NET ASSETS — 100.0%		1,276,346

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $36,052.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	490	03/17/2023	USD	43,394	(688)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	December 31, 2022

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%
Aerospace & Defense — 0.9%
Woodward, Inc.	27	2,617
Airlines — 0.6%
Alaska Air Group, Inc. *	44	1,907
Auto Components — 0.4%
LCI Industries	14	1,333
Automobiles — 0.2%
Thor Industries, Inc.	10	735
Banks — 6.7%
Commerce Bancshares, Inc.	33	2,237
Cullen/Frost Bankers, Inc.	21	2,848
ServisFirst Bancshares, Inc.	36	2,476
Signature Bank	24	2,790
SVB Financial Group *	14	3,109
Western Alliance Bancorp	58	3,463
Wintrust Financial Corp.	38	3,209
		20,132
Building Products — 4.0%
Fortune Brands Innovations, Inc.	66	3,746
Hayward Holdings, Inc. * (a)	215	2,019
Lennox International, Inc.	14	3,441
Simpson Manufacturing Co., Inc.	32	2,860
		12,066
Capital Markets — 8.7%
Cboe Global Markets, Inc.	27	3,358
Evercore, Inc., Class A	32	3,475
FactSet Research Systems, Inc.	8	3,332
Focus Financial Partners, Inc., Class A *	84	3,121
LPL Financial Holdings, Inc.	18	3,836
Moelis & Co., Class A	72	2,763
Morningstar, Inc.	15	3,366
StepStone Group, Inc., Class A	122	3,078
		26,329
Chemicals — 1.7%
Axalta Coating Systems Ltd. *	120	3,069
Perimeter Solutions SA * (a)	214	1,955
		5,024
Commercial Services & Supplies — 6.3%
Driven Brands Holdings, Inc. *	119	3,249
IAA, Inc. *	56	2,230
MSA Safety, Inc.	30	4,331
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Ritchie Bros Auctioneers, Inc. (Canada)	43	2,512
Stericycle, Inc. *	64	3,195
Waste Connections, Inc.	27	3,547
		19,064
Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	104	4,684
Containers & Packaging — 2.2%
AptarGroup, Inc.	31	3,467
Crown Holdings, Inc.	38	3,095
		6,562
Distributors — 2.6%
LKQ Corp.	70	3,759
Pool Corp.	14	4,167
		7,926
Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	52	3,273
Electrical Equipment — 0.7%
Generac Holdings, Inc. *	22	2,207
Electronic Equipment, Instruments & Components — 1.1%
Cognex Corp.	71	3,339
Equity Real Estate Investment Trusts (REITs) — 6.1%
CubeSmart	84	3,382
EastGroup Properties, Inc.	24	3,627
Mid-America Apartment Communities, Inc.	20	3,135
National Retail Properties, Inc.	72	3,280
Outfront Media, Inc.	167	2,777
Ryman Hospitality Properties, Inc.	25	2,008
		18,209
Food & Staples Retailing — 3.4%
BJ's Wholesale Club Holdings, Inc. *	52	3,414
Casey's General Stores, Inc.	12	2,750
Performance Food Group Co. *	71	4,128
		10,292
Food Products — 1.1%
Lamb Weston Holdings, Inc.	36	3,198
Gas Utilities — 1.0%
Atmos Energy Corp.	28	3,116
Health Care Equipment & Supplies — 2.9%
ICU Medical, Inc. *	17	2,628
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
QuidelOrtho Corp. *	28	2,422
STERIS plc	19	3,581
		8,631
Health Care Providers & Services — 4.5%
Chemed Corp.	7	3,272
Encompass Health Corp.	71	4,252
HealthEquity, Inc. *	44	2,734
Molina Healthcare, Inc. *	10	3,412
		13,670
Health Care Technology — 1.1%
Certara, Inc. *	120	1,924
Definitive Healthcare Corp. *	134	1,472
		3,396
Hotels, Restaurants & Leisure — 3.5%
Planet Fitness, Inc., Class A *	44	3,494
Vail Resorts, Inc.	16	3,823
Wendy's Co. (The)	148	3,339
		10,656
Household Products — 0.8%
Reynolds Consumer Products, Inc.	85	2,538
Insurance — 1.9%
Kinsale Capital Group, Inc.	10	2,491
RLI Corp.	24	3,175
		5,666
IT Services — 4.1%
Broadridge Financial Solutions, Inc.	20	2,696
Jack Henry & Associates, Inc.	14	2,341
SS&C Technologies Holdings, Inc.	59	3,062
WEX, Inc. *	26	4,304
		12,403
Leisure Products — 1.3%
Brunswick Corp.	53	3,797
Life Sciences Tools & Services — 1.7%
Syneos Health, Inc. *	52	1,899
West Pharmaceutical Services, Inc.	13	3,078
		4,977
Machinery — 6.9%
Douglas Dynamics, Inc.	58	2,092
Hillman Solutions Corp. *	315	2,270
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
IDEX Corp.	9	2,079
Lincoln Electric Holdings, Inc.	29	4,234
Nordson Corp.	13	3,141
RBC Bearings, Inc. *	14	2,993
Toro Co. (The)	35	3,944
		20,753
Pharmaceuticals — 0.7%
Catalent, Inc. *	50	2,239
Professional Services — 2.0%
First Advantage Corp. *	178	2,315
TransUnion	63	3,548
		5,863
Real Estate Management & Development — 1.0%
Cushman & Wakefield plc *	235	2,928
Road & Rail — 2.2%
Knight-Swift Transportation Holdings, Inc.	49	2,563
Landstar System, Inc.	18	2,965
Lyft, Inc., Class A *	89	979
		6,507
Semiconductors & Semiconductor Equipment — 3.5%
Allegro MicroSystems, Inc. (Japan) *	83	2,487
Entegris, Inc.	31	2,023
Power Integrations, Inc.	52	3,768
Teradyne, Inc.	25	2,179
		10,457
Software — 7.2%
Black Knight, Inc. *	56	3,448
Clearwater Analytics Holdings, Inc., Class A *	147	2,750
Envestnet, Inc. *	43	2,663
Guidewire Software, Inc. *	38	2,404
Manhattan Associates, Inc. *	24	2,882
nCino, Inc. *	86	2,272
Q2 Holdings, Inc. *	70	1,887
Tyler Technologies, Inc. *	10	3,365
		21,671
Specialty Retail — 1.1%
Burlington Stores, Inc. *	16	3,306
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Textiles, Apparel & Luxury Goods — 0.6%
Carter's, Inc.	22	1,662
Total Common Stocks (Cost $289,633)		293,133
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $10,553)	10,549	10,555
Investment of Cash Collateral from Securities Loaned — 0.0% ^
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c) (Cost $53)	53	53
Total Short-Term Investments (Cost $10,606)		10,608
Total Investments — 100.9% (Cost $300,239)		303,741
Liabilities in Excess of Other Assets — (0.9)%		(2,564)
NET ASSETS — 100.0%		301,177

Percentages indicated are based on net assets.

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $50.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	47

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. *	24	2,414
Hub Group, Inc., Class A *	59	4,685
Radiant Logistics, Inc. *	57	293
		7,392
Airlines — 0.1%
SkyWest, Inc. *	70	1,148
Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The) *	12	122
Lear Corp.	8	938
		1,060
Automobiles — 0.0% ^
Winnebago Industries, Inc. (a)	2	109
Banks — 10.4%
Ameris Bancorp	23	1,092
Atlantic Union Bankshares Corp.	11	397
Banc of California, Inc.	21	331
Bancorp, Inc. (The) *	21	591
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	44	1,316
Banner Corp.	19	1,200
Brookline Bancorp, Inc.	184	2,598
Business First Bancshares, Inc.	29	633
Byline Bancorp, Inc.	58	1,340
Cadence Bank	15	363
Capital City Bank Group, Inc.	24	779
Capstar Financial Holdings, Inc.	58	1,022
Cathay General Bancorp	3	130
Central Pacific Financial Corp.	22	447
Coastal Financial Corp. *	14	683
Columbia Banking System, Inc.	73	2,202
ConnectOne Bancorp, Inc.	143	3,452
Customers Bancorp, Inc. *	43	1,215
CVB Financial Corp.	124	3,195
Eastern Bankshares, Inc.	319	5,507
Enterprise Financial Services Corp.	21	1,019
Equity Bancshares, Inc., Class A	16	530
FB Financial Corp.	12	422
Financial Institutions, Inc.	6	141
First Bancorp	3	129
First BanCorp (Puerto Rico)	68	862
First Bancshares, Inc. (The)	6	199
First Citizens BancShares, Inc., Class A	1	978
First Commonwealth Financial Corp.	94	1,314
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Financial Corp.	14	664
First Interstate BancSystem, Inc., Class A	21	816
First Merchants Corp.	59	2,436
First Western Financial, Inc. *	3	79
FNB Corp.	31	403
Glacier Bancorp, Inc.	15	724
Hancock Whitney Corp.	50	2,404
HarborOne Bancorp, Inc.	25	348
Heritage Commerce Corp.	84	1,092
Home BancShares, Inc.	16	355
HomeTrust Bancshares, Inc.	19	453
Independent Bank Corp.	12	1,039
Independent Bank Corp.	27	637
Mercantile Bank Corp.	5	182
Metropolitan Bank Holding Corp. *	4	230
Mid Penn Bancorp, Inc.	5	165
MVB Financial Corp.	2	55
National Bank Holdings Corp., Class A	20	825
Nicolet Bankshares, Inc. *	2	165
OceanFirst Financial Corp.	318	6,756
OFG Bancorp (Puerto Rico)	130	3,592
Old National Bancorp	177	3,178
Old Second Bancorp, Inc.	104	1,670
Origin Bancorp, Inc.	6	221
Peapack-Gladstone Financial Corp.	31	1,159
Peoples Bancorp, Inc.	9	249
Pinnacle Financial Partners, Inc.	23	1,693
Popular, Inc. (Puerto Rico)	62	4,085
Premier Financial Corp.	10	272
QCR Holdings, Inc.	30	1,502
Republic Bancorp, Inc., Class A	3	136
Sandy Spring Bancorp, Inc.	5	192
Simmons First National Corp., Class A	18	400
SmartFinancial, Inc.	21	586
South Plains Financial, Inc.	3	84
SouthState Corp.	59	4,482
TriCo Bancshares	25	1,265
UMB Financial Corp.	7	573
Veritex Holdings, Inc.	134	3,751
Washington Federal, Inc.	55	1,831
Western Alliance Bancorp	30	1,792
Wintrust Financial Corp.	42	3,555
		90,183
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Beverages — 0.5%
Coca-Cola Consolidated, Inc.	2	1,224
Primo Water Corp.	182	2,826
		4,050
Biotechnology — 7.4%
2seventy bio, Inc. * (a)	128	1,199
ACADIA Pharmaceuticals, Inc. *	43	692
Alkermes plc *	53	1,379
Amicus Therapeutics, Inc. *	413	5,040
Apellis Pharmaceuticals, Inc. *	35	1,833
Arrowhead Pharmaceuticals, Inc. *	41	1,669
Atara Biotherapeutics, Inc. *	237	777
Beam Therapeutics, Inc. * (a)	24	958
Biohaven Ltd. *	6	81
Bluebird Bio, Inc. * (a)	13	92
Bridgebio Pharma, Inc. *	23	175
CareDx, Inc. *	58	657
Catalyst Pharmaceuticals, Inc. *	546	10,157
Coherus Biosciences, Inc. * (a)	344	2,724
CTI BioPharma Corp. * (a)	261	1,566
Decibel Therapeutics, Inc. * (a)	2	4
Eiger BioPharmaceuticals, Inc. *	73	86
Emergent BioSolutions, Inc. *	5	62
Enanta Pharmaceuticals, Inc. *	46	2,141
Fate Therapeutics, Inc. * (a)	124	1,254
Heron Therapeutics, Inc. * (a)	139	346
Insmed, Inc. *	11	216
Intellia Therapeutics, Inc. *	42	1,455
Intercept Pharmaceuticals, Inc. * (a)	129	1,601
iTeos Therapeutics, Inc. *	182	3,547
Kura Oncology, Inc. *	171	2,121
Kymera Therapeutics, Inc. * (a)	47	1,175
Protagonist Therapeutics, Inc. *	68	740
Relay Therapeutics, Inc. *	151	2,256
Replimune Group, Inc. *	105	2,861
REVOLUTION Medicines, Inc. *	90	2,151
Sana Biotechnology, Inc. * (a)	1	4
Sutro Biopharma, Inc. *	11	92
Syndax Pharmaceuticals, Inc. *	123	3,137
TG Therapeutics, Inc. * (a)	133	1,573
Travere Therapeutics, Inc. *	117	2,452
Twist Bioscience Corp. *	47	1,118
Tyra Biosciences, Inc. * (a)	176	1,337
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Xencor, Inc. *	126	3,270
Y-mAbs Therapeutics, Inc. *	3	15
		64,013
Building Products — 0.7%
Resideo Technologies, Inc. *	47	782
UFP Industries, Inc.	67	5,288
		6,070
Capital Markets — 1.8%
AssetMark Financial Holdings, Inc. *	24	557
Blucora, Inc. *	114	2,908
Cowen, Inc., Class A	11	401
Donnelley Financial Solutions, Inc. *	31	1,199
Focus Financial Partners, Inc., Class A *	57	2,136
Houlihan Lokey, Inc.	15	1,276
Piper Sandler Cos.	3	426
PJT Partners, Inc., Class A	47	3,448
Stifel Financial Corp.	14	829
StoneX Group, Inc. *	16	1,501
Victory Capital Holdings, Inc., Class A	22	582
Virtus Investment Partners, Inc.	2	448
		15,711
Chemicals — 2.0%
AdvanSix, Inc.	31	1,154
Avient Corp.	47	1,594
Cabot Corp.	42	2,811
Ecovyst, Inc. *	27	241
HB Fuller Co.	31	2,239
Ingevity Corp. *	36	2,524
Livent Corp. *	30	593
Minerals Technologies, Inc.	11	687
Orion Engineered Carbons SA (Germany)	208	3,695
Tronox Holdings plc, Class A	104	1,428
		16,966
Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	81	3,576
ACCO Brands Corp.	132	739
Brink's Co. (The)	31	1,678
Ennis, Inc. (a)	14	313
Healthcare Services Group, Inc.	23	270
Heritage-Crystal Clean, Inc. *	30	986
MillerKnoll, Inc.	241	5,069
Steelcase, Inc., Class A	166	1,169
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
Tetra Tech, Inc.	31	4,536
UniFirst Corp.	15	2,885
		21,221
Communications Equipment — 1.7%
Aviat Networks, Inc. *	37	1,163
Calix, Inc. *	109	7,454
CommScope Holding Co., Inc. *	803	5,899
		14,516
Construction & Engineering — 2.7%
Argan, Inc.	84	3,101
Comfort Systems USA, Inc.	68	7,835
MasTec, Inc. * (a)	50	4,318
MYR Group, Inc. *	55	5,034
Primoris Services Corp.	122	2,675
		22,963
Construction Materials — 0.1%
Summit Materials, Inc., Class A *	44	1,259
Consumer Finance — 0.8%
Bread Financial Holdings, Inc.	29	1,109
Encore Capital Group, Inc. *	39	1,865
Enova International, Inc. *	45	1,726
Green Dot Corp., Class A *	18	281
LendingClub Corp. *	34	299
PROG Holdings, Inc. *	75	1,259
		6,539
Containers & Packaging — 0.2%
Greif, Inc., Class A	12	821
O-I Glass, Inc. *	60	991
		1,812
Diversified Consumer Services — 0.9%
2U, Inc. *	109	682
Chegg, Inc. *	273	6,899
Contra A/S (Denmark) ‡ *	7	—
Coursera, Inc. *	12	147
		7,728
Diversified Financial Services — 0.1%
Jackson Financial, Inc., Class A	16	566
Diversified Telecommunication Services — 0.9%
Bandwidth, Inc., Class A *	55	1,263
EchoStar Corp., Class A * (a)	131	2,187
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — continued
Liberty Latin America Ltd., Class C (Puerto Rico) *	362	2,751
Ooma, Inc. *	90	1,226
		7,427
Electric Utilities — 0.8%
ALLETE, Inc.	8	511
IDACORP, Inc.	20	2,165
Portland General Electric Co.	79	3,862
Via Renewables, Inc. (a)	117	596
		7,134
Electrical Equipment — 2.0%
Atkore, Inc. *	76	8,556
AZZ, Inc.	12	493
Bloom Energy Corp., Class A * (a)	44	831
Encore Wire Corp.	28	3,877
Powell Industries, Inc.	45	1,598
SunPower Corp. * (a)	35	625
Sunrun, Inc. * (a)	64	1,542
		17,522
Electronic Equipment, Instruments & Components — 1.9%
Belden, Inc.	31	2,237
Benchmark Electronics, Inc.	45	1,215
Fabrinet (Thailand) *	26	3,300
OSI Systems, Inc. *	79	6,285
ScanSource, Inc. *	121	3,526
		16,563
Energy Equipment & Services — 1.6%
ChampionX Corp.	118	3,428
Liberty Energy, Inc., Class A	161	2,577
NexTier Oilfield Solutions, Inc. *	176	1,627
Oceaneering International, Inc. *	81	1,410
Patterson-UTI Energy, Inc.	129	2,175
ProPetro Holding Corp. *	55	571
Select Energy Services, Inc., Class A	36	335
Weatherford International plc *	35	1,760
		13,883
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	210	1,199
Equity Real Estate Investment Trusts (REITs) — 4.9%
Acadia Realty Trust	35	501
Agree Realty Corp.	85	6,046
Apple Hospitality REIT, Inc.	126	1,990
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Equity Real Estate Investment Trusts (REITs) — continued
Armada Hoffler Properties, Inc.	22	254
City Office REIT, Inc.	16	135
Community Healthcare Trust, Inc.	8	271
Corporate Office Properties Trust	41	1,072
CTO Realty Growth, Inc.	9	166
DiamondRock Hospitality Co.	80	652
Equity Commonwealth	70	1,755
Essential Properties Realty Trust, Inc.	36	837
First Industrial Realty Trust, Inc.	17	826
Getty Realty Corp.	29	978
Gladstone Commercial Corp.	15	268
Global Medical REIT, Inc.	21	202
Healthcare Realty Trust, Inc.	84	1,610
Independence Realty Trust, Inc.	105	1,773
Innovative Industrial Properties, Inc. (a)	25	2,564
Kite Realty Group Trust	90	1,895
Macerich Co. (The)	34	384
National Storage Affiliates Trust	28	1,018
NETSTREIT Corp.	46	838
Phillips Edison & Co., Inc.	31	998
Physicians Realty Trust	84	1,221
Piedmont Office Realty Trust, Inc., Class A	57	524
Plymouth Industrial REIT, Inc.	13	258
PotlatchDeltic Corp.	55	2,403
Retail Opportunity Investments Corp.	13	202
RLJ Lodging Trust	138	1,461
Ryman Hospitality Properties, Inc.	25	2,004
Sabra Health Care REIT, Inc.	84	1,044
SITE Centers Corp.	134	1,825
STAG Industrial, Inc.	66	2,145
Terreno Realty Corp.	4	208
UMH Properties, Inc.	93	1,501
Uniti Group, Inc.	91	500
Xenia Hotels & Resorts, Inc.	12	157
		42,486
Food & Staples Retailing — 0.5%
Andersons, Inc. (The)	40	1,397
BJ's Wholesale Club Holdings, Inc. *	23	1,502
SpartanNash Co.	5	158
Sprouts Farmers Market, Inc. *	39	1,274
		4,331
Food Products — 0.6%
Darling Ingredients, Inc. *	83	5,211
INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 1.2%
Chesapeake Utilities Corp.	18	2,132
New Jersey Resources Corp.	96	4,763
Northwest Natural Holding Co.	30	1,436
ONE Gas, Inc.	24	1,784
Southwest Gas Holdings, Inc.	2	124
Spire, Inc.	2	163
		10,402
Health Care Equipment & Supplies — 4.8%
Alphatec Holdings, Inc. *	260	3,204
AngioDynamics, Inc. *	160	2,205
Axonics, Inc. *	121	7,567
Bioventus, Inc., Class A * (a)	77	202
Cardiovascular Systems, Inc. *	201	2,740
Inari Medical, Inc. *	29	1,869
Inspire Medical Systems, Inc. *	43	10,870
LivaNova plc *	65	3,616
Nevro Corp. *	12	485
SeaSpine Holdings Corp. *	93	776
Shockwave Medical, Inc. *	16	3,203
STAAR Surgical Co. *	33	1,587
Varex Imaging Corp. *	26	526
ViewRay, Inc. *	242	1,086
Zynex, Inc. (a)	132	1,833
		41,769
Health Care Providers & Services — 2.0%
AdaptHealth Corp. *	144	2,767
Fulgent Genetics, Inc. *	44	1,298
HealthEquity, Inc. *	64	3,978
Joint Corp. (The) *	38	531
ModivCare, Inc. *	2	161
OPKO Health, Inc. * (a)	364	455
Option Care Health, Inc. *	134	4,037
Progyny, Inc. *	91	2,828
Tenet Healthcare Corp. *	23	1,132
		17,187
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	29	817
Health Catalyst, Inc. *	263	2,799
OptimizeRx Corp. *	52	868
Veradigm, Inc. * (a)	85	1,492
		5,976
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — 2.4%
Bloomin' Brands, Inc.	140	2,812
Boyd Gaming Corp.	52	2,854
Dine Brands Global, Inc.	53	3,410
Full House Resorts, Inc. *	78	587
Marriott Vacations Worldwide Corp.	24	3,284
Red Rock Resorts, Inc., Class A	134	5,372
SeaWorld Entertainment, Inc. *	54	2,867
		21,186
Household Durables — 3.3%
Helen of Troy Ltd. *	26	2,889
Landsea Homes Corp. *	192	998
LGI Homes, Inc. * (a)	7	668
Meritage Homes Corp. *	32	2,947
Skyline Champion Corp. *	17	854
Sonos, Inc. *	499	8,441
Taylor Morrison Home Corp. *	254	7,720
TopBuild Corp. *	21	3,339
Tri Pointe Homes, Inc. *	46	847
		28,703
Household Products — 0.4%
Central Garden & Pet Co., Class A *	90	3,226
Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc.	25	748
Clearway Energy, Inc., Class C	57	1,824
		2,572
Insurance — 1.1%
American Equity Investment Life Holding Co.	33	1,500
BRP Group, Inc., Class A *	35	874
Employers Holdings, Inc.	30	1,305
James River Group Holdings Ltd.	14	306
Kinsale Capital Group, Inc. (a)	4	1,012
RLI Corp.	24	3,128
Stewart Information Services Corp.	43	1,831
		9,956
Interactive Media & Services — 0.4%
EverQuote, Inc., Class A *	15	219
QuinStreet, Inc. *	80	1,143
Yelp, Inc. *	69	1,895
		3,257
IT Services — 1.8%
DigitalOcean Holdings, Inc. * (a)	46	1,168
INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued
EVERTEC, Inc. (Puerto Rico)	24	785
Information Services Group, Inc.	365	1,679
International Money Express, Inc. *	243	5,926
Perficient, Inc. *	73	5,115
Repay Holdings Corp. *	151	1,211
		15,884
Leisure Products — 0.3%
Acushnet Holdings Corp. (a)	68	2,906
Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp. *	16	121
Medpace Holdings, Inc. *	19	3,933
NeoGenomics, Inc. *	162	1,499
OmniAb, Inc. *	86	310
		5,863
Machinery — 1.2%
Albany International Corp., Class A	5	466
EnPro Industries, Inc.	6	694
Greenbrier Cos., Inc. (The) (a)	64	2,149
Kadant, Inc.	10	1,740
Luxfer Holdings plc (United Kingdom)	23	322
Mueller Industries, Inc.	32	1,874
Terex Corp.	12	508
Wabash National Corp.	111	2,516
		10,269
Marine — 0.3%
Eagle Bulk Shipping, Inc. (a)	10	513
Matson, Inc.	28	1,778
Safe Bulkers, Inc. (Greece) (a)	120	349
		2,640
Media — 0.3%
AMC Networks, Inc., Class A *	61	957
Cardlytics, Inc. * (a)	41	238
Gray Television, Inc.	48	534
Thryv Holdings, Inc. *	33	619
		2,348
Metals & Mining — 1.2%
Alpha Metallurgical Resources, Inc.	6	911
Arconic Corp. *	66	1,392
ATI, Inc. *	22	666
Commercial Metals Co.	94	4,549
Constellium SE *	106	1,249
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
Materion Corp.	7	569
Olympic Steel, Inc.	6	214
Schnitzer Steel Industries, Inc., Class A	20	602
		10,152
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Arbor Realty Trust, Inc.	50	658
Ares Commercial Real Estate Corp. (a)	161	1,660
Blackstone Mortgage Trust, Inc., Class A	139	2,942
Dynex Capital, Inc. (a)	180	2,287
Ellington Financial, Inc.	21	264
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	6	169
KKR Real Estate Finance Trust, Inc. (a)	113	1,575
Ladder Capital Corp.	154	1,547
Redwood Trust, Inc. (a)	37	251
TPG RE Finance Trust, Inc.	26	178
		11,531
Multiline Retail — 0.2%
Dillard's, Inc., Class A (a)	5	1,694
Multi-Utilities — 0.2%
Avista Corp.	14	599
Unitil Corp.	23	1,202
		1,801
Oil, Gas & Consumable Fuels — 4.3%
Arch Resources, Inc. (a)	16	2,307
Chord Energy Corp.	15	2,086
CNX Resources Corp. *	44	746
CONSOL Energy, Inc.	12	755
Delek US Holdings, Inc.	103	2,784
Dorian LPG Ltd.	39	735
Green Plains, Inc. *	64	1,946
Magnolia Oil & Gas Corp., Class A	151	3,542
Matador Resources Co.	43	2,446
Murphy Oil Corp.	109	4,675
Ovintiv, Inc.	110	5,557
PBF Energy, Inc., Class A	22	914
PDC Energy, Inc.	59	3,772
Peabody Energy Corp. *	34	890
REX American Resources Corp. *	21	661
SM Energy Co.	86	3,015
		36,831
INVESTMENTS	SHARES (000)	VALUE ($000)

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	14	838
Personal Products — 1.8%
elf Beauty, Inc. *	72	4,006
Herbalife Nutrition Ltd. * (a)	271	4,030
Medifast, Inc.	33	3,749
Nu Skin Enterprises, Inc., Class A	39	1,644
USANA Health Sciences, Inc. *	39	2,082
		15,511
Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc. *	139	2,194
Amneal Pharmaceuticals, Inc. *	227	452
Amphastar Pharmaceuticals, Inc. *	44	1,244
Arvinas, Inc. *	55	1,886
CONTRA LIGAND PHARMACE ‡ * (a)	7	—
Corcept Therapeutics, Inc. *	62	1,249
Esperion Therapeutics, Inc. *	10	60
Fulcrum Therapeutics, Inc. *	144	1,049
Ligand Pharmaceuticals, Inc. *	18	1,172
Reata Pharmaceuticals, Inc., Class A * (a)	89	3,366
		12,672
Professional Services — 3.0%
Barrett Business Services, Inc.	55	5,082
CACI International, Inc., Class A *	13	3,887
Heidrick & Struggles International, Inc.	6	169
Huron Consulting Group, Inc. *	49	3,574
KBR, Inc. (a)	87	4,603
Kelly Services, Inc., Class A	169	2,849
Kforce, Inc.	37	2,019
Korn Ferry	12	618
TriNet Group, Inc. *	18	1,218
TrueBlue, Inc. *	92	1,810
Upwork, Inc. *	47	488
		26,317
Real Estate Management & Development — 0.3%
Anywhere Real Estate, Inc. *	112	712
Cushman & Wakefield plc *	61	758
Forestar Group, Inc. *	41	636
Kennedy-Wilson Holdings, Inc.	40	636
		2,742
Road & Rail — 0.8%
ArcBest Corp.	75	5,239
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Road & Rail — continued
Schneider National, Inc., Class B	47	1,112
Werner Enterprises, Inc.	10	391
		6,742
Semiconductors & Semiconductor Equipment — 2.6%
Amkor Technology, Inc.	59	1,419
Axcelis Technologies, Inc. *	37	2,901
Cirrus Logic, Inc. *	12	923
Cohu, Inc. *	74	2,375
MACOM Technology Solutions Holdings, Inc. *	12	732
MaxLinear, Inc. *	27	929
Rambus, Inc. *	53	1,912
Semtech Corp. * (a)	12	341
Silicon Laboratories, Inc. *	66	8,893
SiTime Corp. * (a)	10	1,015
Veeco Instruments, Inc. *	70	1,300
		22,740
Software — 5.2%
Adeia, Inc.	122	1,158
Alkami Technology, Inc. * (a)	10	142
Asana, Inc., Class A * (a)	153	2,101
Blackline, Inc. *	44	2,925
Box, Inc., Class A *	189	5,887
CommVault Systems, Inc. *	44	2,742
eGain Corp. *	431	3,896
Envestnet, Inc. *	28	1,744
LiveRamp Holdings, Inc. *	89	2,093
Marathon Digital Holdings, Inc. * (a)	26	90
Momentive Global, Inc. *	182	1,276
PagerDuty, Inc. * (a)	82	2,169
Paycor HCM, Inc. *	44	1,087
Q2 Holdings, Inc. *	33	886
Qualys, Inc. *	22	2,513
Rapid7, Inc. *	38	1,276
Riot Blockchain, Inc. * (a)	174	588
Sprout Social, Inc., Class A *	27	1,551
SPS Commerce, Inc. *	2	289
Upland Software, Inc. *	85	606
Varonis Systems, Inc. *	181	4,321
Workiva, Inc. *	48	4,023
Xperi, Inc. *	49	421
Zuora, Inc., Class A *	250	1,588
		45,372
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A *	102	2,333
Academy Sports & Outdoors, Inc.	53	2,800
Asbury Automotive Group, Inc. *	3	450
Camping World Holdings, Inc., Class A (a)	165	3,691
Group 1 Automotive, Inc.	16	2,792
Guess?, Inc. (a)	55	1,146
Hibbett, Inc.	18	1,206
Lithia Motors, Inc., Class A	2	479
ODP Corp. (The) *	61	2,788
Rent-A-Center, Inc. (a)	122	2,762
Signet Jewelers Ltd.	17	1,139
Sleep Number Corp. * (a)	21	538
Sonic Automotive, Inc., Class A	34	1,677
Zumiez, Inc. *	48	1,051
		24,852
Textiles, Apparel & Luxury Goods — 1.5%
Crocs, Inc. *	63	6,809
Deckers Outdoor Corp. *	10	3,738
G-III Apparel Group Ltd. *	34	468
Steven Madden Ltd.	52	1,669
		12,684
Thrifts & Mortgage Finance — 1.4%
Axos Financial, Inc. *	30	1,129
Essent Group Ltd.	85	3,316
Luther Burbank Corp.	7	82
Merchants Bancorp	22	534
Mr. Cooper Group, Inc. *	13	531
NMI Holdings, Inc., Class A *	70	1,469
Northfield Bancorp, Inc.	98	1,542
PennyMac Financial Services, Inc.	10	568
Radian Group, Inc.	145	2,758
Waterstone Financial, Inc.	5	82
		12,011
Trading Companies & Distributors — 2.3%
BlueLinx Holdings, Inc. *	26	1,854
Boise Cascade Co.	21	1,414
MRC Global, Inc. *	202	2,341
NOW, Inc. *	394	5,004
Rush Enterprises, Inc., Class A	13	702
Titan Machinery, Inc. *	34	1,359
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	December 31, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Veritiv Corp.	16	1,904
WESCO International, Inc. *	41	5,104
		19,682
Water Utilities — 0.3%
American States Water Co.	32	2,963
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	49	727
Total Common Stocks (Cost $824,250)		851,068
Short-Term Investments — 6.3%
Investment Companies — 1.8%
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (b) (c) (Cost $15,467)	15,460	15,467
Investment of Cash Collateral from Securities Loaned — 4.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (b) (c)	27,584	27,592
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (c)	11,141	11,141
Total Investment of Cash Collateral from Securities Loaned (Cost $38,726)		38,733
Total Short-Term Investments (Cost $54,193)		54,200
Total Investments — 104.7% (Cost $878,443)		905,268
Liabilities in Excess of Other Assets — (4.7)%		(40,520)
NET ASSETS — 100.0%		864,748

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at December 31, 2022. The total value of securities on loan at December 31, 2022 is $37,687.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2022.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	156	03/17/2023	USD	13,815	174

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,137,290	$5,534,929	$3,630,742
Investments in affiliates, at value	32,343	156,390	38,897
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	36,877	287,494	213,299
Cash	136	623	125
Receivables:
Investment securities sold	—	5,716	—
Fund shares sold	2,538	9,828	4,425
Dividends from non-affiliates	1,009	3,619	1,610
Dividends from affiliates	4	19	5
Securities lending income (See Note 2.B.)	9	34	44
Other assets	—	59	—
Total Assets	1,210,206	5,998,711	3,889,147
LIABILITIES:
Payables:
Investment securities purchased	—	14,811	—
Collateral received on securities loaned (See Note 2.B.)	36,877	287,494	213,299
Fund shares redeemed	2,637	22,150	14,667
Accrued liabilities:
Investment advisory fees	635	3,192	2,027
Administration fees	66	371	217
Distribution fees	72	140	109
Service fees	142	641	232
Custodian and accounting fees	14	44	38
Other	57	209	384
Total Liabilities	40,500	329,052	230,973
Net Assets	$1,169,706	$5,669,659	$3,658,174
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,202,193	$4,443,578	$4,064,865
Total distributable earnings (loss)	(32,487)	1,226,081	(406,691)
Total Net Assets	$1,169,706	$5,669,659	$3,658,174
Net Assets:
Class A	$297,457	$492,578	$344,164
Class C	12,717	43,814	35,760
Class I	358,766	2,360,850	424,997
Class L	—	—	571,881
Class R2	—	5,653	15,507
Class R3	—	4,349	4,897
Class R4	—	737	5,108
Class R5	—	857,722	18,563
Class R6	500,766	1,903,956	2,237,297
Total	$1,169,706	$5,669,659	$3,658,174
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,005	12,362	24,711
Class C	1,020	1,948	4,444
Class I	13,648	46,982	26,077
Class L	—	—	33,443
Class R2	—	147	1,188
Class R3	—	110	353
Class R4	—	15	362
Class R5	—	17,003	1,084
Class R6	18,982	37,764	128,551
Net Asset Value (a):
Class A — Redemption price per share	$21.24	$39.84	$13.93
Class C — Offering price per share (b)	12.46	22.49	8.05
Class I — Offering and redemption price per share	26.29	50.25	16.30
Class L — Offering and redemption price per share	—	—	17.10
Class R2 — Offering and redemption price per share	—	38.31	13.05
Class R3 — Offering and redemption price per share	—	39.41	13.89
Class R4 — Offering and redemption price per share	—	50.11	14.12
Class R5 — Offering and redemption price per share	—	50.44	17.12
Class R6 — Offering and redemption price per share	26.38	50.42	17.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$22.42	$42.05	$14.70
Cost of investments in non-affiliates	$1,103,323	$4,419,687	$3,676,276
Cost of investments in affiliates	32,332	156,340	38,890
Investment securities on loan, at value (See Note 2.B.)	35,764	279,974	208,340
Cost of investment of cash collateral (See Note 2.B.)	36,870	287,469	213,266

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$85,306	$1,227,683	$293,133	$851,068
Investments in affiliates, at value	1,236	44,825	10,555	15,467
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	—	37,107	53	38,733
Cash	6	144	27	54
Deposits at broker for futures contracts	—	2,852	—	1,105
Receivables:
Investment securities sold	—	485	631	229
Fund shares sold	48	557	261	796
Dividends from non-affiliates	109	2,367	202	1,090
Dividends from affiliates	—(a)	6	1	2
Securities lending income (See Note 2.B.)	—	22	1	23
Other assets	—	—	1	—
Total Assets	86,705	1,316,048	304,865	908,567
LIABILITIES:
Payables:
Investment securities purchased	—	834	832	927
Collateral received on securities loaned (See Note 2.B.)	—	37,107	53	38,733
Fund shares redeemed	602	647	2,518	3,416
Variation margin on futures contracts	—	145	—	46
Accrued liabilities:
Investment advisory fees	27	700	122	454
Administration fees	—	74	6	57
Distribution fees	2	50	38	53
Service fees	6	78	54	90
Custodian and accounting fees	38	13	5	10
Other	42	54	60	33
Total Liabilities	717	39,702	3,688	43,819
Net Assets	$85,988	$1,276,346	$301,177	$864,748

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$149,818	$1,207,557	$296,356	$848,218
Total distributable earnings (loss)	(63,830)	68,789	4,821	16,530
Total Net Assets	$85,988	$1,276,346	$301,177	$864,748
Net Assets:
Class A	$3,433	$149,629	$129,137	$106,631
Class C	975	5,347	14,608	10,337
Class I	12,360	212,576	110,847	164,594
Class L	—	—	—	189,170
Class R2	249	25,420	—	36,187
Class R3	2,179	15,251	1,313	31,370
Class R4	657	22,280	226	10,436
Class R5	34,696	33,222	—	14,039
Class R6	31,439	812,621	45,046	301,984
Total	$85,988	$1,276,346	$301,177	$864,748
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	97	6,820	9,657	7,269
Class C	29	342	1,625	778
Class I	346	8,794	7,438	10,778
Class L	—	—	—	12,402
Class R2	7	1,180	—	2,565
Class R3	62	697	98	2,162
Class R4	18	922	15	690
Class R5	966	1,373	—	924
Class R6	878	33,490	3,014	19,792
Net Asset Value (a):
Class A — Redemption price per share	$35.18	$21.94	$13.37	$14.67
Class C — Offering price per share (b)	34.03	15.67	8.99	13.30
Class I — Offering and redemption price per share	35.64	24.17	14.90	15.27
Class L — Offering and redemption price per share	—	—	—	15.25
Class R2 — Offering and redemption price per share	34.92	21.53	—	14.11
Class R3 — Offering and redemption price per share	35.34	21.89	13.34	14.51
Class R4 — Offering and redemption price per share	35.68	24.17	14.82	15.13
Class R5 — Offering and redemption price per share	35.91	24.21	—	15.19
Class R6 — Offering and redemption price per share	35.83	24.26	14.95	15.26
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$37.13	$23.16	$14.11	$15.48
Cost of investments in non-affiliates	$103,367	$1,157,611	$289,633	$824,250
Cost of investments in affiliates	1,236	44,813	10,553	15,467
Investment securities on loan, at value (See Note 2.B.)	—	36,052	50	37,687
Cost of investment of cash collateral (See Note 2.B.)	—	37,099	53	38,726

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$7,489	$34,930	$10,880
Dividend income from affiliates	538	2,832	568
Income from securities lending (net) (See Note 2.B.)	52	179	351
Total investment income	8,079	37,941	11,799
EXPENSES:
Investment advisory fees	3,806	19,083	13,118
Administration fees	439	2,202	1,514
Distribution fees:
Class A	372	668	498
Class C	51	193	158
Class R2	—	14	44
Class R3	—	6	6
Service fees:
Class A	372	668	498
Class C	17	64	53
Class I	443	3,183	631
Class L	—	—	270
Class R2	—	7	22
Class R3	—	6	6
Class R4	—	1	7
Class R5	—	419	11
Custodian and accounting fees	29	97	74
Professional fees	29	44	39
Trustees’ and Chief Compliance Officer’s fees	14	22	19
Printing and mailing costs	89	208	263
Registration and filing fees	57	92	170
Transfer agency fees (See Note 2.F.)	16	164	71
Other	46	155	130
Total expenses	5,780	27,296	17,602
Less fees waived	(177)	(420)	(354)
Less expense reimbursements	(1)	(1)	(38)
Net expenses	5,602	26,875	17,210
Net investment income (loss)	2,477	11,066	(5,411)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(32,327)	302,311	(254,723)
Investments in affiliates	3	55	13
Net realized gain (loss)	(32,324)	302,366	(254,710)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	73,270	(5,778)	303,365
Investments in affiliates	17	57	38
Change in net unrealized appreciation/depreciation	73,287	(5,721)	303,403
Net realized/unrealized gains (losses)	40,963	296,645	48,693
Change in net assets resulting from operations	$43,440	$307,711	$43,282
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$23	$—	$14
Interest income from affiliates	—	—(a)	—	—
Dividend income from non-affiliates	529	13,527	1,825	6,666
Dividend income from affiliates	20	486	117	272
Income from securities lending (net) (See Note 2.B.)	28	221	1	104
Total investment income	577	14,257	1,943	7,056
EXPENSES:
Investment advisory fees	361	4,343	869	2,778
Administration fees	42	501	119	347
Distribution fees:
Class A	6	195	171	138
Class C	4	22	60	45
Class R2	1	65	—	91
Class R3	3	19	2	40
Service fees:
Class A	6	195	171	138
Class C	1	7	20	15
Class I	16	285	148	212
Class L	—	—	—	118
Class R2	—(a)	33	—	45
Class R3	3	19	2	40
Class R4	1	29	1	13
Class R5	22	20	—	6
Custodian and accounting fees	4	35	15	27
Interest expense to affiliates	—	—(a)	—	—(a)
Professional fees	23	28	25	28
Trustees’ and Chief Compliance Officer’s fees	12	14	13	14
Printing and mailing costs	15	45	26	33
Registration and filing fees	45	70	45	65
Transfer agency fees (See Note 2.F.)	5	40	18	25
Other	10	26	11	23
Total expenses	580	5,991	1,716	4,241
Less fees waived	(166)	(127)	(158)	(26)
Less expense reimbursements	(1)	(3)	(2)	(1)
Net expenses	413	5,861	1,556	4,214
Net investment income (loss)	164	8,396	387	2,842

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(15,328)	$38,584	$10,762	$22,841
Investments in affiliates	1	4	2	6
Futures contracts	—	698	—	(1,293)
Net realized gain (loss)	(15,327)	39,286	10,764	21,554
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	24,630	21,097	(5,741)	31,297
Investments in affiliates	—	15	1	5
Futures contracts	—	88	—	784
Change in net unrealized appreciation/depreciation	24,630	21,200	(5,740)	32,086
Net realized/unrealized gains (losses)	9,303	60,486	5,024	53,640
Change in net assets resulting from operations	$9,467	$68,882	$5,411	$56,482
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,477	$2,442	$11,066	$15,077
Net realized gain (loss)	(32,324)	29,386	302,366	824,129
Change in net unrealized appreciation/depreciation	73,287	(313,459)	(5,721)	(2,053,796)
Change in net assets resulting from operations	43,440	(281,631)	307,711	(1,214,590)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,699)	(21,573)	(68,027)	(151,887)
Class C	(474)	(1,645)	(10,150)	(21,858)
Class I	(7,016)	(22,295)	(269,782)	(611,417)
Class R2	—	—	(783)	(1,446)
Class R3	—	—	(603)	(1,096)
Class R4	—	—	(83)	(134)
Class R5	—	—	(97,087)	(175,932)
Class R6	(11,108)	(35,213)	(217,661)	(371,734)
Total distributions to shareholders	(25,297)	(80,726)	(664,176)	(1,335,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	99,792	280,624	382,162	(373,075)
NET ASSETS:
Change in net assets	117,935	(81,733)	25,697	(2,923,169)
Beginning of period	1,051,771	1,133,504	5,643,962	8,567,131
End of period	$1,169,706	$1,051,771	$5,669,659	$5,643,962
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,411)	$(31,611)	$164	$178
Net realized gain (loss)	(254,710)	171,697	(15,327)	53,741
Change in net unrealized appreciation/depreciation	303,403	(2,500,183)	24,630	(138,851)
Change in net assets resulting from operations	43,282	(2,360,097)	9,467	(84,932)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,706)	(88,137)	—	(2,056)
Class C	(305)	(16,056)	—	(495)
Class I	(1,815)	(108,918)	(5)	(6,302)
Class L	(2,183)	(106,109)	—	—
Class R2	(78)	(3,688)	—	(108)
Class R3	(23)	(1,216)	—	(1,293)
Class R4	(24)	(744)	—	(736)
Class R5	(72)	(4,092)	(83)	(41,862)
Class R6	(8,583)	(387,220)	(103)	(39,875)
Total distributions to shareholders	(14,789)	(716,180)	(191)	(92,727)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(289,500)	152,273	(57,898)	(53,917)
NET ASSETS:
Change in net assets	(261,007)	(2,924,004)	(48,622)	(231,576)
Beginning of period	3,919,181	6,843,185	134,610	366,186
End of period	$3,658,174	$3,919,181	$85,988	$134,610
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,396	$11,812	$387	$(313)
Net realized gain (loss)	39,286	111,422	10,764	37,948
Change in net unrealized appreciation/depreciation	21,200	(349,758)	(5,740)	(81,155)
Change in net assets resulting from operations	68,882	(226,524)	5,411	(43,520)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,840)	(30,651)	(15,586)	(32,659)
Class C	(673)	(1,469)	(2,508)	(5,276)
Class I	(18,488)	(39,382)	(11,951)	(25,314)
Class R2	(2,341)	(5,159)	—	—
Class R3	(1,411)	(2,790)	(155)	(409)
Class R4	(1,896)	(4,106)	(24)	(187)
Class R5	(2,879)	(7,337)	—	—
Class R6	(69,839)	(137,512)	(5,029)	(11,356)
Total distributions to shareholders	(111,367)	(228,406)	(35,253)	(75,201)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	27,581	235,742	19,936	10,028
NET ASSETS:
Change in net assets	(14,904)	(219,188)	(9,906)	(108,693)
Beginning of period	1,291,250	1,510,438	311,083	419,776
End of period	$1,276,346	$1,291,250	$301,177	$311,083
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,842	$2,610
Net realized gain (loss)	21,554	73,571
Change in net unrealized appreciation/depreciation	32,086	(287,128)
Change in net assets resulting from operations	56,482	(210,947)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,260)	(29,540)
Class C	(676)	(4,945)
Class I	(9,595)	(49,718)
Class L	(11,695)	(67,831)
Class R2	(2,071)	(9,917)
Class R3	(1,857)	(8,423)
Class R4	(591)	(2,509)
Class R5	(843)	(2,218)
Class R6	(18,078)	(74,009)
Total distributions to shareholders	(51,666)	(249,110)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,815)	187,892
NET ASSETS:
Change in net assets	(4,999)	(272,165)
Beginning of period	869,747	1,141,912
End of period	$864,748	$869,747
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,728	$109,480	$38,773	$102,040
Distributions reinvested	6,271	19,835	63,887	143,874
Cost of shares redeemed	(25,001)	(47,018)	(97,363)	(293,987)
Change in net assets resulting from Class A capital transactions	23,998	82,297	5,297	(48,073)
Class C
Proceeds from shares issued	2,000	4,909	821	760
Distributions reinvested	474	1,644	10,107	21,747
Cost of shares redeemed	(2,331)	(2,401)	(13,029)	(22,616)
Change in net assets resulting from Class C capital transactions	143	4,152	(2,101)	(109)
Class I
Proceeds from shares issued	90,950	162,493	255,915	669,520
Distributions reinvested	7,004	22,245	249,070	586,636
Cost of shares redeemed	(54,338)	(116,559)	(487,896)	(1,875,986)
Change in net assets resulting from Class I capital transactions	43,616	68,179	17,089	(619,830)
Class R2
Proceeds from shares issued	—	—	433	1,538
Distributions reinvested	—	—	766	1,394
Cost of shares redeemed	—	—	(711)	(2,316)
Change in net assets resulting from Class R2 capital transactions	—	—	488	616
Class R3
Proceeds from shares issued	—	—	442	735
Distributions reinvested	—	—	479	919
Cost of shares redeemed	—	—	(477)	(1,186)
Change in net assets resulting from Class R3 capital transactions	—	—	444	468
Class R4
Proceeds from shares issued	—	—	28	49
Distributions reinvested	—	—	83	134
Cost of shares redeemed	—	—	(17)	(54)
Change in net assets resulting from Class R4 capital transactions	—	—	94	129
Class R5
Proceeds from shares issued	—	—	97,518	113,109
Distributions reinvested	—	—	91,994	166,417
Cost of shares redeemed	—	—	(59,505)	(464,900)
Change in net assets resulting from Class R5 capital transactions	—	—	130,007	(185,374)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$75,288	$237,108	$223,871	$616,792
Distributions reinvested	10,940	32,877	213,371	358,361
Cost of shares redeemed	(54,193)	(143,989)	(206,398)	(496,055)
Change in net assets resulting from Class R6 capital transactions	32,035	125,996	230,844	479,098
Total change in net assets resulting from capital transactions	$99,792	$280,624	$382,162	$(373,075)
SHARE TRANSACTIONS:
Class A
Issued	1,927	4,297	894	1,910
Reinvested	285	765	1,553	2,726
Redeemed	(1,133)	(1,872)	(2,198)	(5,538)
Change in Class A Shares	1,079	3,190	249	(902)
Class C
Issued	150	314	32	22
Reinvested	37	106	435	660
Redeemed	(178)	(157)	(488)	(648)
Change in Class C Shares	9	263	(21)	34
Class I
Issued	3,352	5,253	4,613	9,928
Reinvested	258	696	4,799	9,067
Redeemed	(1,994)	(3,828)	(8,882)	(27,719)
Change in Class I Shares	1,616	2,121	530	(8,724)
Class R2
Issued	—	—	10	28
Reinvested	—	—	19	27
Redeemed	—	—	(16)	(43)
Change in Class R2 Shares	—	—	13	12
Class R3
Issued	—	—	10	13
Reinvested	—	—	12	18
Redeemed	—	—	(11)	(22)
Change in Class R3 Shares	—	—	11	9
Class R4
Issued	—	—	—(a)	1
Reinvested	—	—	2	2
Redeemed	—	—	—(a)	(1)
Change in Class R4 Shares	—	—	2	2

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	1,804	1,678
Reinvested	—	—	1,764	2,559
Redeemed	—	—	(1,085)	(6,686)
Change in Class R5 Shares	—	—	2,483	(2,449)
Class R6
Issued	2,740	7,440	3,983	8,793
Reinvested	402	1,024	4,091	5,509
Redeemed	(1,977)	(4,834)	(3,753)	(7,688)
Change in Class R6 Shares	1,165	3,630	4,321	6,614
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,580	$68,702	$154	$1,325
Distributions reinvested	1,581	82,955	—	2,035
Cost of shares redeemed	(65,561)	(189,666)	(1,808)	(1,715)
Change in net assets resulting from Class A capital transactions	(42,400)	(38,009)	(1,654)	1,645
Class C
Proceeds from shares issued	411	3,449	61	187
Distributions reinvested	283	14,632	—	453
Cost of shares redeemed	(6,470)	(22,839)	(128)	(610)
Change in net assets resulting from Class C capital transactions	(5,776)	(4,758)	(67)	30
Class I
Proceeds from shares issued	54,671	373,606	322	6,073
Distributions reinvested	914	57,488	5	5,967
Cost of shares redeemed	(206,952)	(410,774)	(1,632)	(20,227)
Change in net assets resulting from Class I capital transactions	(151,367)	20,320	(1,305)	(8,187)
Class L
Proceeds from shares issued	152,123	156,507	—	—
Distributions reinvested	2,030	99,211	—	—
Cost of shares redeemed	(75,772)	(413,053)	—	—
Change in net assets resulting from Class L capital transactions	78,381	(157,335)	—	—
Class R2
Proceeds from shares issued	1,485	4,800	24	60
Distributions reinvested	78	3,681	—	108
Cost of shares redeemed	(2,844)	(9,390)	(70)	(147)
Change in net assets resulting from Class R2 capital transactions	(1,281)	(909)	(46)	21
Class R3
Proceeds from shares issued	468	2,445	123	596
Distributions reinvested	23	1,216	—	1,293
Cost of shares redeemed	(755)	(3,242)	(838)	(1,991)
Change in net assets resulting from Class R3 capital transactions	(264)	419	(715)	(102)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R4
Proceeds from shares issued	$368	$3,552	$30	$871
Distributions reinvested	24	744	—	736
Cost of shares redeemed	(370)	(1,786)	(147)	(1,984)
Change in net assets resulting from Class R4 capital transactions	22	2,510	(117)	(377)
Class R5
Proceeds from shares issued	2,538	6,577	3,683	13,959
Distributions reinvested	71	4,092	79	38,933
Cost of shares redeemed	(4,674)	(13,016)	(17,818)	(94,810)
Change in net assets resulting from Class R5 capital transactions	(2,065)	(2,347)	(14,056)	(41,918)
Class R6
Proceeds from shares issued	194,866	902,444	2,574	25,149
Distributions reinvested	8,446	376,936	102	39,875
Cost of shares redeemed	(368,062)	(946,998)	(42,614)	(70,053)
Change in net assets resulting from Class R6 capital transactions	(164,750)	332,382	(39,938)	(5,029)
Total change in net assets resulting from capital transactions	$(289,500)	$152,273	$(57,898)	$(53,917)
SHARE TRANSACTIONS:
Class A
Issued	1,455	3,446	4	25
Reinvested	108	4,125	—	47
Redeemed	(4,473)	(9,344)	(51)	(33)
Change in Class A Shares	(2,910)	(1,773)	(47)	39
Class C
Issued	47	284	3	2
Reinvested	33	1,248	—	11
Redeemed	(756)	(1,881)	(4)	(12)
Change in Class C Shares	(676)	(349)	(1)	1
Class I
Issued	3,128	16,225	8	128
Reinvested	53	2,450	—(a)	136
Redeemed	(12,096)	(18,024)	(46)	(371)
Change in Class I Shares	(8,915)	651	(38)	(107)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class L
Issued	8,407	6,622	—	—
Reinvested	113	4,038	—	—
Redeemed	(4,208)	(17,220)	—	—
Change in Class L Shares	4,312	(6,560)	—	—
Class R2
Issued	108	271	—(a)	2
Reinvested	6	195	—	2
Redeemed	(205)	(470)	(2)	(2)
Change in Class R2 Shares	(91)	(4)	(2)	2
Class R3
Issued	32	116	4	11
Reinvested	2	61	—	30
Redeemed	(51)	(168)	(23)	(38)
Change in Class R3 Shares	(17)	9	(19)	3
Class R4
Issued	25	190	—(a)	14
Reinvested	2	37	—	17
Redeemed	(24)	(93)	(4)	(46)
Change in Class R4 Shares	3	134	(4)	(15)
Class R5
Issued	141	272	103	280
Reinvested	4	166	2	881
Redeemed	(265)	(554)	(497)	(2,177)
Change in Class R5 Shares	(120)	(116)	(392)	(1,016)
Class R6
Issued	10,557	38,989	71	450
Reinvested	463	15,090	3	904
Redeemed	(19,751)	(38,530)	(1,146)	(1,533)
Change in Class R6 Shares	(8,731)	15,549	(1,072)	(179)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,724	$32,048	$4,621	$10,956
Distributions reinvested	13,395	29,706	15,104	31,521
Cost of shares redeemed	(14,864)	(55,014)	(12,447)	(26,360)
Change in net assets resulting from Class A capital transactions	6,255	6,740	7,278	16,117
Class C
Proceeds from shares issued	451	1,365	495	5,788
Distributions reinvested	673	1,465	2,485	5,223
Cost of shares redeemed	(1,010)	(3,182)	(2,446)	(9,381)
Change in net assets resulting from Class C capital transactions	114	(352)	534	1,630
Class I
Proceeds from shares issued	24,996	170,705	20,131	38,060
Distributions reinvested	18,472	38,983	10,870	23,180
Cost of shares redeemed	(57,888)	(128,423)	(30,777)	(47,309)
Change in net assets resulting from Class I capital transactions	(14,420)	81,265	224	13,931
Class R2
Proceeds from shares issued	2,747	8,717	—	—
Distributions reinvested	2,329	5,134	—	—
Cost of shares redeemed	(3,292)	(13,939)	—	—
Change in net assets resulting from Class R2 capital transactions	1,784	(88)	—	—
Class R3
Proceeds from shares issued	1,341	4,316	179	272
Distributions reinvested	1,411	2,790	136	360
Cost of shares redeemed	(1,470)	(4,341)	(367)	(729)
Change in net assets resulting from Class R3 capital transactions	1,282	2,765	(52)	(97)
Class R4
Proceeds from shares issued	1,544	5,206	29	94
Distributions reinvested	1,896	4,106	3	147
Cost of shares redeemed	(2,554)	(7,655)	(7)	(959)
Change in net assets resulting from Class R4 capital transactions	886	1,657	25	(718)
Class R5
Proceeds from shares issued	3,466	10,929	—	—
Distributions reinvested	2,826	7,243	—	—
Cost of shares redeemed	(14,226)	(19,784)	—	—
Change in net assets resulting from Class R5 capital transactions	(7,934)	(1,612)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$63,366	$168,959	$14,760	$13,856
Distributions reinvested	69,838	137,512	4,154	9,560
Cost of shares redeemed	(93,590)	(161,104)	(6,987)	(44,251)
Change in net assets resulting from Class R6 capital transactions	39,614	145,367	11,927	(20,835)
Total change in net assets resulting from capital transactions	$27,581	$235,742	$19,936	$10,028
SHARE TRANSACTIONS:
Class A
Issued	326	1,098	310	604
Reinvested	588	1,099	1,092	1,743
Redeemed	(620)	(1,936)	(825)	(1,411)
Change in Class A Shares	294	261	577	936
Class C
Issued	26	64	51	471
Reinvested	41	73	267	405
Redeemed	(57)	(144)	(233)	(712)
Change in Class C Shares	10	(7)	85	164
Class I
Issued	944	5,498	1,237	1,894
Reinvested	736	1,322	704	1,165
Redeemed	(2,192)	(4,249)	(1,825)	(2,251)
Change in Class I Shares	(512)	2,571	116	808
Class R2
Issued	115	302	—	—
Reinvested	104	193	—	—
Redeemed	(140)	(495)	—	—
Change in Class R2 Shares	79	—(a)	—	—
Class R3
Issued	57	150	12	15
Reinvested	62	103	10	20
Redeemed	(61)	(154)	(24)	(40)
Change in Class R3 Shares	58	99	(2)	(5)
Class R4
Issued	59	171	1	5
Reinvested	76	139	—(a)	7
Redeemed	(97)	(252)	—(a)	(48)
Change in Class R4 Shares	38	58	1	(36)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	129	349	—	—
Reinvested	113	245	—	—
Redeemed	(559)	(590)	—	—
Change in Class R5 Shares	(317)	4	—	—
Class R6
Issued	2,420	5,464	908	685
Reinvested	2,773	4,647	268	480
Redeemed	(3,474)	(5,196)	(428)	(2,119)
Change in Class R6 Shares	1,719	4,915	748	(954)
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,188	$28,414
Distributions reinvested	5,714	27,262
Cost of shares redeemed	(13,318)	(32,034)
Change in net assets resulting from Class A capital transactions	2,584	23,642
Class C
Proceeds from shares issued	983	1,281
Distributions reinvested	648	4,821
Cost of shares redeemed	(3,842)	(7,801)
Change in net assets resulting from Class C capital transactions	(2,211)	(1,699)
Class I
Proceeds from shares issued	18,456	47,080
Distributions reinvested	9,233	47,831
Cost of shares redeemed	(23,083)	(62,245)
Change in net assets resulting from Class I capital transactions	4,606	32,666
Class L
Proceeds from shares issued	15,140	43,205
Distributions reinvested	9,578	51,373
Cost of shares redeemed	(66,072)	(62,004)
Change in net assets resulting from Class L capital transactions	(41,354)	32,574
Class R2
Proceeds from shares issued	3,149	7,271
Distributions reinvested	2,038	9,749
Cost of shares redeemed	(2,519)	(8,739)
Change in net assets resulting from Class R2 capital transactions	2,668	8,281
Class R3
Proceeds from shares issued	2,555	7,558
Distributions reinvested	1,750	7,946
Cost of shares redeemed	(2,616)	(6,809)
Change in net assets resulting from Class R3 capital transactions	1,689	8,695
Class R4
Proceeds from shares issued	1,269	1,463
Distributions reinvested	591	2,509
Cost of shares redeemed	(465)	(1,800)
Change in net assets resulting from Class R4 capital transactions	1,395	2,172
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$9,973	$2,356
Distributions reinvested	570	1,374
Cost of shares redeemed	(458)	(5,769)
Change in net assets resulting from Class R5 capital transactions	10,085	(2,039)
Class R6
Proceeds from shares issued	28,450	106,983
Distributions reinvested	17,703	71,679
Cost of shares redeemed	(35,430)	(95,062)
Change in net assets resulting from Class R6 capital transactions	10,723	83,600
Total change in net assets resulting from capital transactions	$(9,815)	$187,892
SHARE TRANSACTIONS:
Class A
Issued	653	1,461
Reinvested	379	1,508
Redeemed	(867)	(1,608)
Change in Class A Shares	165	1,361
Class C
Issued	70	77
Reinvested	48	291
Redeemed	(270)	(454)
Change in Class C Shares	(152)	(86)
Class I
Issued	1,149	2,293
Reinvested	588	2,548
Redeemed	(1,439)	(3,295)
Change in Class I Shares	298	1,546
Class L
Issued	948	2,184
Reinvested	611	2,737
Redeemed	(4,081)	(3,111)
Change in Class L Shares	(2,522)	1,810
Class R2
Issued	211	389
Reinvested	141	559
Redeemed	(169)	(464)
Change in Class R2 Shares	183	484
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	December 31, 2022

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	166	395
Reinvested	117	444
Redeemed	(174)	(359)
Change in Class R3 Shares	109	480
Class R4
Issued	80	75
Reinvested	38	135
Redeemed	(29)	(91)
Change in Class R4 Shares	89	119
Class R5
Issued	611	119
Reinvested	36	73
Redeemed	(29)	(292)
Change in Class R5 Shares	618	(100)
Class R6
Issued	1,769	5,452
Reinvested	1,128	3,813
Redeemed	(2,187)	(4,615)
Change in Class R6 Shares	710	4,650
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$20.86	$0.02	$0.85	$0.87	$(0.03)	$(0.46)	$(0.49)
Year Ended June 30, 2022	28.67	(0.02)	(5.77)	(5.79)	—	(2.02)	(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	—(g)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	—(g)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Class C
Six Months Ended December 31, 2022 (Unaudited)	12.44	(0.02)	0.51	0.49	(0.01)	(0.46)	(0.47)
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Class I
Six Months Ended December 31, 2022 (Unaudited)	25.71	0.05	1.06	1.11	(0.07)	(0.46)	(0.53)
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	25.83	0.09	1.06	1.15	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (h) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.24	4.10%	$297,457	1.24% (f)	0.14% (f)	1.27% (f)	14%
20.86	(21.57)	269,579	1.25	(0.09)	1.28	45
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89

12.46	3.78	12,717	1.74(f)	(0.37)(f)	1.79(f)	14
12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89

26.29	4.26	358,766	0.99(f)	0.39(f)	1.02(f)	14
25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89

26.38	4.38	500,766	0.74(f)	0.64(f)	0.77(f)	14
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$43.52	$—	$2.49	$2.49	$—	$(6.17)	$(6.17)
Year Ended June 30, 2022	65.04	(0.08)	(8.96)	(9.04)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Class C
Six Months Ended December 31, 2022 (Unaudited)	27.11	(0.07)	1.62	1.55	—	(6.17)	(6.17)
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Class I
Six Months Ended December 31, 2022 (Unaudited)	53.40	0.08	3.01	3.09	(0.07)	(6.17)	(6.24)
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	42.12	(0.04)	2.40	2.36	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	43.11	0.01	2.47	2.48	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	—(g)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	53.28	0.09	3.00	3.09	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$39.84	5.28%	$492,578	1.26% (f)	0.02% (f)	1.27% (f)	10%
43.52	(17.26)	527,124	1.27	(0.13)	1.27	16
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17

22.49	5.00	43,814	1.75(f)	(0.47)(f)	1.75(f)	10
27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17

50.25	5.43	2,360,850	0.99(f)	0.30(f)	1.00(f)	10
53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17

38.31	5.14	5,653	1.49(f)	(0.20)(f)	1.51(f)	10
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	—(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17

39.41	5.31	4,349	1.24(f)	0.05(f)	1.25(f)	10
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	—(h)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17

50.11	5.44	737	0.99(f)	0.31(f)	1.01(f)	10
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$53.64	$0.14	$3.01	$3.15	$(0.18)	$(6.17)	$(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	53.63	0.16	3.01	3.17	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$50.44	5.52%	$857,722	0.80% (f)	0.51% (f)	0.85% (f)	10%
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17

50.42	5.57	1,903,956	0.74(f)	0.56(f)	0.75(f)	10
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$13.92	$(0.05)	$0.13	$0.08	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	25.86	(0.20)	(8.46)	(8.66)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14)(g)	5.11	4.97	—	(1.33)	(1.33)
Class C
Six Months Ended December 31, 2022 (Unaudited)	8.09	(0.05)	0.08	0.03	—	(0.07)	(0.07)
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16)(g)	3.81	3.65	—	(1.33)	(1.33)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.26	(0.03)	0.14	0.11	—	(0.07)	(0.07)
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11)(g)	5.61	5.50	—	(1.33)	(1.33)
Class L
Six Months Ended December 31, 2022 (Unaudited)	17.04	(0.02)	0.15	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08)(g)	5.76	5.68	—	(1.33)	(1.33)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	13.06	(0.06)	0.12	0.06	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17)(g)	4.95	4.78	—	(1.33)	(1.33)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	13.88	(0.05)	0.13	0.08	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (h) through June 30, 2018	15.17	(0.13)(g)	4.74	4.61	—	(1.33)	(1.33)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.93	0.53%	$344,164	1.24% (f)	(0.66)% (f)	1.27% (f)	13%
13.92	(37.40)	384,556	1.25	(0.95)	1.26	35
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58
18.45	35.14	337,933	1.24	(0.83)(g)	1.29	58

8.05	0.29	35,760	1.74(f)	(1.16)(f)	1.77(f)	13
8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58
13.55	34.56	43,116	1.74	(1.32)(g)	1.77	58

16.30	0.64	424,997	0.99(f)	(0.40)(f)	1.01(f)	13
16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58
20.35	35.45	268,082	0.99	(0.57)(g)	1.02	58

17.10	0.73	571,881	0.84(f)	(0.26)(f)	0.86(f)	13
17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58
20.95	35.65	434,286	0.84	(0.43)(g)	0.86	58

13.05	0.41	15,507	1.49(f)	(0.91)(f)	1.53(f)	13
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58
17.84	34.83	31,569	1.49	(1.08)(g)	1.52	58

13.89	0.53	4,897	1.24(f)	(0.65)(f)	1.29(f)	13
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58
18.45	31.93	446	1.23	(0.80)(g)	1.28	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$14.10	$(0.03)	$0.12	$0.09	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (h) through June 30, 2018	15.17	(0.09)(g)	4.75	4.66	—	(1.33)	(1.33)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	17.06	(0.02)	0.15	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07)(g)	5.76	5.69	—	(1.33)	(1.33)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	17.34	(0.01)	0.14	0.13	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06)(g)	5.82	5.76	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.12	0.59%	$5,108	0.99% (f)	(0.40)% (f)	1.01% (f)	13%
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
18.50	32.28	726	0.99	(0.53)(g)	1.17	58

17.12	0.73	18,563	0.84(f)	(0.26)(f)	0.86(f)	13
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58
20.96	35.71	28,656	0.84	(0.37)(g)	0.88	58

17.40	0.71	2,237,297	0.74(f)	(0.16)(f)	0.76(f)	13
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
21.16	35.86	1,045,098	0.74	(0.32)(g)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$33.25	$(0.02)	$1.95	$1.93	$—	$—	$—
Year Ended June 30, 2022	69.13	(0.16)	(15.83)	(15.99)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04(g)	9.19	9.23	(0.01)	(4.38)	(4.39)
Class C
Six Months Ended December 31, 2022 (Unaudited)	32.24	(0.10)	1.89	1.79	—	—	—
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24)(g)	9.15	8.91	—	(4.38)	(4.38)
Class I
Six Months Ended December 31, 2022 (Unaudited)	33.66	0.03	1.97	2.00	(0.02)	—	(0.02)
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17(g)	9.24	9.41	(0.17)	(4.38)	(4.55)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	33.05	(0.06)	1.93	1.87	—	—	—
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (h) through June 30, 2018	53.24	(0.08)(g)	8.58	8.50	(0.04)	(4.38)	(4.42)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	33.40	(0.01)	1.95	1.94	—	—	—
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	—(i)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (h) through June 30, 2018	53.24	0.05(g)	8.58	8.63	(0.09)	(4.38)	(4.47)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	33.68	0.03	1.97	2.00	—	—	—
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (h) through June 30, 2018	53.24	0.18(g)	8.58	8.76	(0.14)	(4.38)	(4.52)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.18	5.80%	$3,433	1.14% (f)	(0.09)% (f)	1.48% (f)	3%
33.25	(29.87)	4,789	1.14	(0.32)	1.41	140
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74
57.16	18.37	4,624	1.24	0.07(g)	1.41	39

34.03	5.55	975	1.64(f)	(0.57)(f)	1.97(f)	3
32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74
56.67	17.79	1,816	1.74	(0.45)(g)	1.90	39

35.64	5.93	12,360	0.89(f)	0.18(f)	1.18(f)	3
33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74
57.44	18.64	15,557	0.99	0.32(g)	1.12	39

34.92	5.66	249	1.39(f)	(0.33)(f)	1.80(f)	3
33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74
57.32	16.67	24	1.49	(0.15)(g)	1.72	39

35.34	5.81	2,179	1.14(f)	(0.08)(f)	1.42(f)	3
33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74
57.40	16.94	24	1.24	0.10(g)	1.46	39

35.68	5.94	657	0.89(f)	0.18(f)	1.18(f)	3
33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74
57.48	17.21	1,536	0.99	0.36(g)	1.11	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$33.94	$0.07	$1.98	$2.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26(g)	9.28	9.54	(0.17)	(4.38)	(4.55)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	33.89	0.07	1.98	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2022	69.75	0.07	(16.04)	(15.97)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33(g)	9.23	9.56	(0.20)	(4.38)	(4.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$35.91	6.04%	$34,696	0.70% (f)	0.36% (f)	1.03% (f)	3%
33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74
57.63	18.88	223,933	0.79	0.48(g)	0.97	39

35.83	6.06	31,439	0.65(f)	0.36(f)	0.92(f)	3
33.89	(29.52)	66,087	0.65	0.14	0.86	140
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
57.55	18.95	66,306	0.74	0.59(g)	0.86	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$22.93	$0.11	$1.10	$1.21	$(0.17)	$(2.03)	$(2.20)
Year Ended June 30, 2022	32.06	0.12	(4.25)	(4.13)	(0.13)	(4.87)	(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20(g)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.97	0.04	0.83	0.87	(0.14)	(2.03)	(2.17)
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04(g)	2.50	2.54	(0.14)	(1.74)	(1.88)
Class I
Six Months Ended December 31, 2022 (Unaudited)	25.05	0.15	1.20	1.35	(0.20)	(2.03)	(2.23)
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30(g)	3.18	3.48	(0.29)	(1.74)	(2.03)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	22.54	0.08	1.08	1.16	(0.14)	(2.03)	(2.17)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12(g)	2.98	3.10	(0.17)	(1.74)	(1.91)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	22.88	0.11	1.10	1.21	(0.17)	(2.03)	(2.20)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20(g)	3.01	3.21	(0.23)	(1.74)	(1.97)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	25.05	0.15	1.20	1.35	(0.20)	(2.03)	(2.23)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32(g)	3.14	3.46	(0.28)	(1.74)	(2.02)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$21.94	4.98%	$149,629	1.24% (f)	0.89% (f)	1.27% (f)	32%
22.93	(15.16)	149,658	1.27	0.41	1.27	56
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60
30.42	11.41	336,054	1.24	0.67(g)	1.30	39

15.67	4.74	5,347	1.72(f)	0.41(f)	1.78(f)	32
16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60
25.21	10.80	25,885	1.75	0.14(g)	1.78	39

24.17	5.12	212,576	0.97(f)	1.16(f)	1.01(f)	32
25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60
32.25	11.70	336,366	0.99	0.96(g)	1.01	39

21.53	4.85	25,420	1.49(f)	0.66(f)	1.58(f)	32
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60
30.13	11.12	45,300	1.52	0.41(g)	1.63	39

21.89	5.00	15,251	1.24(f)	0.91(f)	1.28(f)	32
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60
30.38	11.42	12,948	1.25	0.67(g)	1.29	39

24.17	5.12	22,280	0.99(f)	1.15(f)	1.01(f)	32
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60
32.21	11.65	102	1.01	1.03(g)	1.27	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$25.09	$0.17	$1.19	$1.36	$(0.21)	$(2.03)	$(2.24)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35(g)	3.17	3.52	(0.32)	(1.74)	(2.06)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	25.14	0.19	1.19	1.38	(0.23)	(2.03)	(2.26)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38(g)	3.18	3.56	(0.35)	(1.74)	(2.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$24.21	5.18%	$33,222	0.85% (f)	1.27% (f)	0.86% (f)	32%
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60
32.26	11.85	131,506	0.84	1.11(g)	0.87	39

24.26	5.23	812,621	0.75(f)	1.39(f)	0.76(f)	32
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
32.30	11.97	1,040,121	0.74	1.21(g)	0.76	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.91	$0.01	$0.25	$0.26	$—	$(1.80)	$(1.80)
Year Ended June 30, 2022	21.12	(0.04)	(1.97)	(2.01)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Class C
Six Months Ended December 31, 2022 (Unaudited)	10.61	(0.02)	0.20	0.18	—	(1.80)	(1.80)
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—(g)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.43	0.03	0.27	0.30	(0.03)	(1.80)	(1.83)
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.88	0.01	0.25	0.26	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	16.33	0.03	0.28	0.31	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$13.37	1.35%	$129,137	1.12% (f)	0.11% (f)	1.23% (f)	13%
14.91	(13.00)	135,382	1.14	(0.22)	1.21	24
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62

8.99	1.15	14,608	1.62(f)	(0.40)(f)	1.72(f)	13
10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	—(h)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62

14.90	1.45	110,847	0.87(f)	0.35(f)	0.97(f)	13
16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62

13.34	1.36	1,313	1.12(f)	0.10(f)	1.22(f)	13
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62

14.82	1.51	226	0.87(f)	0.36(f)	0.97(f)	13
16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$16.49	$0.05	$0.28	$0.33	$(0.07)	$(1.80)	$(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.95	1.65%	$45,046	0.62% (f)	0.64% (f)	0.71% (f)	13%
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.62	$0.03	$0.90	$0.93	$(0.03)	$(0.85)	$(0.88)
Year Ended June 30, 2022	23.54	(0.01)	(3.59)	(3.60)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—(g)(h)	2.69	2.69	—	(1.19)	(1.19)
Class C
Six Months Ended December 31, 2022 (Unaudited)	13.34	(0.02)	0.83	0.81	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09)(h)	2.58	2.49	—	(1.19)	(1.19)
Class I
Six Months Ended December 31, 2022 (Unaudited)	15.21	0.05	0.93	0.98	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05(h)	2.75	2.80	(0.03)	(1.19)	(1.22)
Class L
Six Months Ended December 31, 2022 (Unaudited)	15.20	0.06	0.93	0.99	(0.09)	(0.85)	(0.94)
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08(h)	2.76	2.84	(0.06)	(1.19)	(1.25)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	14.08	—(g)	0.88	0.88	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05)(h)	2.65	2.60	—	(1.19)	(1.19)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.48	0.02	0.89	0.91	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	—(g)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01(h)	2.68	2.69	(0.03)	(1.19)	(1.22)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$14.67	6.25%	$106,631	1.21% (f)	0.32% (f)	1.22% (f)	35%
14.62	(19.61)	103,884	1.22	(0.06)	1.22	66
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64
19.60	15.40	210,050	1.22	—(h)(i)	1.23	52

13.30	5.94	10,337	1.72(f)	(0.22)(f)	1.74(f)	35
13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64
18.70	14.85	45,633	1.73	(0.50)(h)	1.73	52

15.27	6.32	164,594	0.96(f)	0.57(f)	0.97(f)	35
15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64
20.05	15.73	433,317	0.96	0.27(h)	0.97	52

15.25	6.40	189,170	0.81(f)	0.69(f)	0.82(f)	35
15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64
20.05	15.95	554,361	0.81	0.42(h)	0.82	52

14.11	6.12	36,187	1.48(f)	0.05(f)	1.48(f)	35
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64
19.22	15.13	49,715	1.48	(0.25)(h)	1.48	52

14.51	6.19	31,370	1.22(f)	0.32(f)	1.22(f)	35
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64
19.50	15.49	17,655	1.21	0.04(h)	1.21	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	$15.08	$0.05	$0.92	$0.97	$(0.07)	$(0.85)	$(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05(h)	2.75	2.80	(0.07)	(1.19)	(1.26)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	15.15	0.07	0.92	0.99	(0.10)	(0.85)	(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08(h)	2.74	2.82	(0.07)	(1.19)	(1.26)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	15.21	0.07	0.94	1.01	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10(h)	2.76	2.86	(0.08)	(1.19)	(1.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Amount rounds to less than $0.005.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Small Cap Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.13	6.33%	$10,436	0.96% (f)	0.58% (f)	0.97% (f)	35%
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
19.98	15.73	5,773	1.01	0.28(h)	1.04	52

15.19	6.43	14,039	0.81(f)	0.86(f)	0.82(f)	35
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64
20.01	15.83	6,491	0.85	0.43(h)	0.86	52

15.26	6.53	301,984	0.72(f)	0.81(f)	0.72(f)	35
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
20.07	16.05	455,851	0.71	0.53(h)	0.72	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the U.S. Small Company Fund unless they meet certain requirements as described in the U.S. Small Company Fund's prospectus.
Prior to October, 28, 2022, share classes of Small Cap Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Small Cap Equity Fund unless they met certain requirements as described in the Small Cap Equity Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

106	J.P. Morgan Small Cap Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,206,510	$—	$—	$1,206,510

(a)	Please refer to the SOI for specifics of portfolio holdings.

December 31, 2022	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,978,813	$—	$—	$5,978,813

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,882,938	$—	$—	$3,882,938

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$85,306	$—	$—	$85,306
Rights	—	—	—(a)	—(a)
Short-Term Investments
Investment Companies	1,236	—	—	1,236
Total Investments in Securities	$86,542	$—	$—(a)	$86,542

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,309,615	$—	$—	$1,309,615
Depreciation in Other Financial Instruments
Futures Contracts (a)	$(688)	$—	$—	$(688)

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$303,741	$—	$—	$303,741

(a)	Please refer to the SOI for specifics of portfolio holdings.

108	J.P. Morgan Small Cap Funds	December 31, 2022

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Air Freight & Logistics	$7,392	$—	$—	$7,392
Airlines	1,148	—	—	1,148
Auto Components	1,060	—	—	1,060
Automobiles	109	—	—	109
Banks	90,183	—	—	90,183
Beverages	4,050	—	—	4,050
Biotechnology	64,013	—	—	64,013
Building Products	6,070	—	—	6,070
Capital Markets	15,711	—	—	15,711
Chemicals	16,966	—	—	16,966
Commercial Services & Supplies	21,221	—	—	21,221
Communications Equipment	14,516	—	—	14,516
Construction & Engineering	22,963	—	—	22,963
Construction Materials	1,259	—	—	1,259
Consumer Finance	6,539	—	—	6,539
Containers & Packaging	1,812	—	—	1,812
Diversified Consumer Services	7,728	—	—(a)	7,728
Diversified Financial Services	566	—	—	566
Diversified Telecommunication Services	7,427	—	—	7,427
Electric Utilities	7,134	—	—	7,134
Electrical Equipment	17,522	—	—	17,522
Electronic Equipment, Instruments & Components	16,563	—	—	16,563
Energy Equipment & Services	13,883	—	—	13,883
Entertainment	1,199	—	—	1,199
Equity Real Estate Investment Trusts (REITs)	42,486	—	—	42,486
Food & Staples Retailing	4,331	—	—	4,331
Food Products	5,211	—	—	5,211
Gas Utilities	10,402	—	—	10,402
Health Care Equipment & Supplies	41,769	—	—	41,769
Health Care Providers & Services	17,187	—	—	17,187
Health Care Technology	5,976	—	—	5,976
Hotels, Restaurants & Leisure	21,186	—	—	21,186
Household Durables	28,703	—	—	28,703
Household Products	3,226	—	—	3,226
Independent Power and Renewable Electricity Producers	2,572	—	—	2,572
Insurance	9,956	—	—	9,956
Interactive Media & Services	3,257	—	—	3,257
IT Services	15,884	—	—	15,884
Leisure Products	2,906	—	—	2,906
Life Sciences Tools & Services	5,863	—	—	5,863
Machinery	10,269	—	—	10,269
Marine	2,640	—	—	2,640
Media	2,348	—	—	2,348
Metals & Mining	10,152	—	—	10,152
Mortgage Real Estate Investment Trusts (REITs)	11,531	—	—	11,531
Multiline Retail	1,694	—	—	1,694
Multi-Utilities	1,801	—	—	1,801

December 31, 2022	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Oil, Gas & Consumable Fuels	$36,831	$—	$—	$36,831
Paper & Forest Products	838	—	—	838
Personal Products	15,511	—	—	15,511
Pharmaceuticals	12,672	—	—(a)	12,672
Professional Services	26,317	—	—	26,317
Real Estate Management & Development	2,742	—	—	2,742
Road & Rail	6,742	—	—	6,742
Semiconductors & Semiconductor Equipment	22,740	—	—	22,740
Software	45,372	—	—	45,372
Specialty Retail	24,852	—	—	24,852
Textiles, Apparel & Luxury Goods	12,684	—	—	12,684
Thrifts & Mortgage Finance	12,011	—	—	12,011
Trading Companies & Distributors	19,682	—	—	19,682
Water Utilities	2,963	—	—	2,963
Wireless Telecommunication Services	727	—	—	727
Total Common Stocks	851,068	—	—(a)	851,068
Short-Term Investments
Investment Companies	15,467	—	—	15,467
Investment of Cash Collateral from Securities Loaned	38,733	—	—	38,733
Total Short-Term Investments	54,200	—	—	54,200
Total Investments in Securities	$905,268	$—	$—(a)	$905,268
Appreciation in Other Financial Instruments
Futures Contracts	$174	$—	$—	$174

(a)	Amount rounds to less than one thousand.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the

110	J.P. Morgan Small Cap Funds	December 31, 2022

borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2022.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$35,764	$(35,764)	$—
Small Cap Equity Fund	279,974	(279,974)	—
Small Cap Growth Fund	208,340	(208,340)	—
Small Cap Value Fund	36,052	(36,052)	—
SMID Cap Equity Fund	50	(50)	—
U.S. Small Company Fund	37,687	(37,687)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the six months ended December 31, 2022, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$2
Small Cap Equity Fund	6
Small Cap Growth Fund	9
Small Cap Sustainable Leaders Fund	—(a)
Small Cap Value Fund	1
SMID Cap Equity Fund	—(a)
U.S. Small Company Fund	1

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$27,327	$121,738	$116,736	$3	$11	$32,343	32,327	$538	$—

December 31, 2022	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
Small Cap Blend Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	$34,981	$110,250	$116,000	$26*	$6	$29,263	29,255	$581*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	4,611	83,628	80,625	—	—	7,614	7,614	74*	—
Total	$66,919	$315,616	$313,361	$29	$17	$69,220		$1,193	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$189,446	$676,176	$709,316	$55	$29	$156,390	156,312	$2,832	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	159,955	449,001	420,000	102*	28	189,086	189,029	2,123*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	18,662	242,595	162,849	—	—	98,408	98,408	270*	—
Total	$368,063	$1,367,772	$1,292,165	$157	$57	$443,884		$5,225	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$45,209	$365,585	$371,914	$13	$4	$38,897	38,878	$568	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	222,094	449,000	505,000	138*	34	166,266	166,216	2,675*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	25,886	402,775	381,628	—	—	47,033	47,033	358*	—
Total	$293,189	$1,217,360	$1,258,542	$151	$38	$252,196		$3,601	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

112	J.P. Morgan Small Cap Funds	December 31, 2022

*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$1,396	$16,655	$16,816	$1	$—	$1,236	1,236	$20	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	4,091	1,000	5,094	3*	—(c)	—	—	29*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,630	11,395	13,025	—	—	—	—	11*	—
Total	$7,117	$29,050	$34,935	$4	$—(c)	$1,236		$60	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Value Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$19,171	$223,181	$197,538	$4	$7	$44,825	44,802	$486	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	20,571	94,000	84,000	15*	8	30,594	30,585	419*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	3,163	103,645	100,295	—	—	6,513	6,513	60*	—
Total	$42,905	$420,826	$381,833	$19	$15	$81,932		$965	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$10,971	$40,451	$40,870	$2	$1	$10,555	10,549	$117	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	3,046	5,030	8,023	—	—	53	53	9*	—
Total	$14,017	$45,481	$48,893	$2	$1	$10,608		$126	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 4.49% (a) (b)	$23,202	$128,606	$136,347	$6	$—(c)	$15,467	15,460	$272	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 4.56% (a) (b)	18,571	80,001	71,000	15*	5	27,592	27,584	373*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	1,124	78,863	68,846	—	—	11,141	11,141	60*	—
Total	$42,897	$287,470	$276,193	$21	$5	$54,200		$705	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Futures Contracts — Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2022:
	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$31,418	$16,851
Ending Notional Balance Long	43,394	13,815

114	J.P. Morgan Small Cap Funds	December 31, 2022

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$11	$1	$3	n/a	n/a	n/a	n/a	n/a	$1	$16
Small Cap Equity Fund
Transfer agency fees	63	2	83	n/a	$—(a)	$—(a)	$—(a)	$5	11	164
Small Cap Growth Fund
Transfer agency fees	19	2	7	$3	2	1	—(a)	—(a)	37	71
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	—(a)	—(a)	n/a	—(a)	—(a)	—(a)	2	1	5
Small Cap Value Fund
Transfer agency fees	13	1	4	n/a	9	2	—(a)	1	10	40
SMID Cap Equity Fund
Transfer agency fees	12	1	4	n/a	n/a	—(a)	—(a)	n/a	1	18
U.S. Small Company Fund
Transfer agency fees	4	2	4	2	3	1	—(a)	—(a)	9	25

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in  Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

116	J.P. Morgan Small Cap Funds	December 31, 2022

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$22	$2
Small Cap Equity Fund	4	—
Small Cap Growth Fund	6	—
Small Cap Sustainable Leaders Fund	1	—(a)
Small Cap Value Fund	3	—(a)
SMID Cap Equity Fund	1	—
U.S. Small Company Fund	2	—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

December 31, 2022	J.P. Morgan Small Cap Funds	117

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14	1.64	0.89	1.39	1.14	0.89	0.70	0.65
Small Cap Value Fund	1.19(1)	1.69(1)	0.94(1)	1.49	1.24	0.99	0.84(1)	0.74(1)
SMID Cap Equity Fund	1.09(2)	1.59(2)	0.84(2)	n/a	1.09(2)	0.84(2)	n/a	0.59(2)
U.S. Small Company Fund	1.19(3)	1.69(3)	0.94(3)	n/a	n/a	n/a	n/a	n/a

(1)
Prior to November 1, 2022, there was no contractual expense limitation in place for Class A, Class R5 and Class R6 and the contractual expense limitation was 1.74% and 0.99%, for Class A, Class C and Class I, respectively.

(2)	Prior to November 1, 2022, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.14%, 0.89% and 0.64% for Class A, Class C, Class I, Class R3, Class R4 and Class R6, respectively.
(3)	Prior to November 1, 2022, there was no contractual expense limitation for Class A, Class C and Class I.
Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2023.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$86	$57	$13	$156	$—
Small Cap Equity Fund	—	—	291	291	—
Small Cap Growth Fund	178	116	31	325	37
Small Cap Sustainable Leaders Fund	109	42	14	165	—
Small Cap Value Fund	26	16	65	107	2
SMID Cap Equity Fund	83	55	15	153	1
U.S. Small Company Fund	—	—	14	14	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2022 were as follows:

Small Cap Blend Fund	$21
Small Cap Equity Fund	129
Small Cap Growth Fund	29
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	20
SMID Cap Equity Fund	5
U.S. Small Company Fund	12

118	J.P. Morgan Small Cap Funds	December 31, 2022

JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

Small Cap Blend Fund	$1
Small Cap Equity Fund	1
Small Cap Growth Fund	1
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	1
SMID Cap Equity Fund	1
U.S. Small Company Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, SMID Cap Equity Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$230,119	$160,164
Small Cap Equity Fund	544,811	790,282
Small Cap Growth Fund	515,971	827,759
Small Cap Sustainable Leaders Fund	3,063	60,285
Small Cap Value Fund	411,054	512,421
SMID Cap Equity Fund	40,685	53,705
U.S. Small Company Fund	315,683	361,853
During the six months ended December 31, 2022, there were no purchases or sales of U.S. Government securities.

December 31, 2022	J.P. Morgan Small Cap Funds	119

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,172,525	$169,448	$135,464	$33,984
Small Cap Equity Fund	4,863,496	1,572,349	457,032	1,115,317
Small Cap Growth Fund	3,928,432	743,067	788,561	(45,494)
Small Cap Sustainable Leaders Fund	104,603	11,790	29,851	(18,061)
Small Cap Value Fund	1,239,523	183,127	113,723	69,404
SMID Cap Equity Fund	300,239	37,709	34,207	3,502
U.S. Small Company Fund	878,443	142,872	115,873	26,999
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$13,434	$—	$—
Small Cap Equity Fund	5,126	—	—
Small Cap Growth Fund	157,967	—	11,923
Small Cap Sustainable Leaders Fund	27,938	937	—
Small Cap Value Fund	30,064	—	—
U.S. Small Company Fund	22,413	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

120	J.P. Morgan Small Cap Funds	December 31, 2022

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2022, the Funds had  individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—%	1	55.3%
Small Cap Equity Fund	—	—	3	43.4
Small Cap Growth Fund	—	—	1	15.2
Small Cap Sustainable Leaders Fund	—	—	1	38.3
Small Cap Value Fund	—	—	1	12.2
SMID Cap Equity Fund	1	27.1	1	10.8
U.S. Small Company Fund	—	—	3	42.0
As of December 31, 2022, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	17.8%	12.3%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because the Funds invest in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the

December 31, 2022	J.P. Morgan Small Cap Funds	121

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

122	J.P. Morgan Small Cap Funds	December 31, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,041.00	$6.38	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,037.80	8.94	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,042.60	5.10	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R6
Actual	1,000.00	1,043.80	3.81	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,052.80	6.52	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	1,050.00	9.04	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class I
Actual	1,000.00	1,054.30	5.13	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R2
Actual	1,000.00	1,051.40	7.70	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

December 31, 2022	J.P. Morgan Small Cap Funds	123

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,053.10	$6.42	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,054.40	5.13	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,055.20	4.14	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R6
Actual	1,000.00	1,055.70	3.83	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,005.30	6.27	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,002.90	8.78	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,006.40	5.01	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	1,007.30	4.25	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R2
Actual	1,000.00	1,004.10	7.53	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,005.30	6.27	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,005.90	5.01	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,007.30	4.25	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	1,007.10	3.74	0.74
Hypothetical	1,000.00	1,021.47	3.77	0.74
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	1,058.00	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,055.50	8.50	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,059.30	4.62	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

124	J.P. Morgan Small Cap Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R2
Actual	$1,000.00	$1,056.60	$7.21	1.39%
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	1,058.10	5.91	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	1,059.40	4.62	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R5
Actual	1,000.00	1,060.40	3.64	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R6
Actual	1,000.00	1,060.60	3.38	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,049.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,047.40	8.88	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class I
Actual	1,000.00	1,051.20	5.02	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class R2
Actual	1,000.00	1,048.50	7.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,050.00	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,051.20	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,051.80	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,052.30	3.88	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,013.50	5.68	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class C
Actual	1,000.00	1,011.50	8.21	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class I
Actual	1,000.00	1,014.50	4.42	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

December 31, 2022	J.P. Morgan Small Cap Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,013.60	$5.68	1.12%
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class R4
Actual	1,000.00	1,015.10	4.42	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87
Class R6
Actual	1,000.00	1,016.50	3.15	0.62
Hypothetical	1,000.00	1,022.08	3.16	0.62
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,062.50	6.29	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	1,059.40	8.93	1.72
Hypothetical	1,000.00	1,016.53	8.74	1.72
Class I
Actual	1,000.00	1,063.20	4.99	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class L
Actual	1,000.00	1,064.00	4.21	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R2
Actual	1,000.00	1,061.20	7.69	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,061.90	6.34	1.22
Hypothetical	1,000.00	1,019.05	6.21	1.22
Class R4
Actual	1,000.00	1,063.30	4.99	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R5
Actual	1,000.00	1,064.30	4.21	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R6
Actual	1,000.00	1,065.30	3.75	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

126	J.P. Morgan Small Cap Funds	December 31, 2022

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering the continuation of the investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser.  This information includes the Funds’ performance as compared to the performance of their peers and benchmarks, and analyses by the Adviser of the Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022)  provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds, including risk and performance return assessments as compared to the Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;

127

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
(vi)
 Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Funds;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to each Fund.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on

128

existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Independent Written Evaluation of the Funds’ Senior Officer
The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum.  The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the first, fourth and second quintiles of the Peer Group, and in the second, fourth and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, third, and third quintiles of the Peer Group, and in the second, fourth, and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first and third quintiles of the Peer Group, and in the second and fourth quintiles of the Universe, for the one- and three-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the fourth, third and second quintiles of the Peer Group,  and in the fifth, second, and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, second and first quintiles of both the Peer Group and the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Growth Fund’s performance for Class A shares was in the fifth, second and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, second and second quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, second and first quintiles of the Peer Group, and in the fifth, second and first quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s performance for Class A shares was in the fifth, fifth and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R5 shares was in the fifth, fifth and fourth  quintiles of both the Peer Group and the Universe, for the one-, three- and five year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fifth, fifth and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five-year periods ended
December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the fourth, third and third quintiles of the Peer Group, and in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, second and third quintiles of the Peer Group, and in the third, second and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, first and third quintiles of the Peer Group, and in the second, second and third quintiles of the Universe, for the one-, three-, and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SMID Cap Equity Fund’s performance for Class A shares was in the third, fifth and fourth quintiles of the Peer Group, and in the fourth, fifth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, fourth and third quintiles of the Peer Group, and in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and third quintiles of the Peer Group, and in the third, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide

130

additional Fund performance information to be reviewed with the members of the Board’s Equity Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles of the Peer Group, and in the third, second and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the third, second and fourth quintiles of both the Peer Group and the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the third, second and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements.  The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles of the Peer Group and Universe, respectively.  After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Sustainable Leaders Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R5 and

131

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R5 and Class R6 shares were also in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the second quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the SMID Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe,  and that the actual total expenses for Class A shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The
Trustees noted that the net advisory fee for Class I shares was in the second and first quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of  the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.
The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

132

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-SC-1222

Semi-Annual Report
J.P. Morgan SmartRetirement® Funds
December 31, 2022  (Unaudited)
JPMorgan SmartRetirement® Income Fund
JPMorgan SmartRetirement® 2020 Fund
JPMorgan SmartRetirement® 2025 Fund
JPMorgan SmartRetirement® 2030 Fund
JPMorgan SmartRetirement® 2035 Fund
JPMorgan SmartRetirement® 2040 Fund
JPMorgan SmartRetirement® 2045 Fund
JPMorgan SmartRetirement® 2050 Fund
JPMorgan SmartRetirement® 2055 Fund
JPMorgan SmartRetirement® 2060 Fund
JPMorgan SmartRetirement® 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	J.P. Morgan SmartRetirement® Funds	1

JPMorgan SmartRetirement® Funds
FUND FACTS
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2022 ($000)
JPMorgan SmartRetirement® Income Fund	0.13%	0.35%	S&P Target Date Retirement Income Index	1,380,088
JPMorgan SmartRetirement® 2020 Fund	0.05%	0.91%	S&P Target Date 2020 Index	1,794,580
JPMorgan SmartRetirement® 2025 Fund	0.24%	1.48%	S&P Target Date 2025 Index	3,481,452
JPMorgan SmartRetirement® 2030 Fund	0.86%	1.93%	S&P Target Date 2030 Index	4,533,797
JPMorgan SmartRetirement® 2035 Fund	1.31%	2.36%	S&P Target Date 2035 Index	3,820,988
JPMorgan SmartRetirement® 2040 Fund	1.78%	2.80%	S&P Target Date 2040 Index	3,832,152
JPMorgan SmartRetirement® 2045 Fund	2.10%	3.18%	S&P Target Date 2045 Index	2,908,449
JPMorgan SmartRetirement® 2050 Fund	2.09%	3.33%	S&P Target Date 2050 Index	2,568,963
JPMorgan SmartRetirement® 2055 Fund	2.06%	3.43%	S&P Target Date 2055 Index	1,541,279
JPMorgan SmartRetirement® 2060 Fund	2.15%	3.41%	S&P Target Date 2060+ Index	500,838
JPMorgan SmartRetirement® 2065 Fund	3.19%	3.52%	S&P Target Date 2065+ Index	1,032

*
Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund,
JPMorgan SmartRetirement® 2060 Fund and JPMorgan SmartRetirement® 2065 Fund are based on Class I Shares. The remaining JPMorgan
SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	52.7%
U.S. Equity	24.3
International Equity	14.5
Alternative Assets	1.1
U.S. Treasury Notes	0.3
Short-Term Investments	7.1
JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	53.0%
U.S. Equity	24.4
International Equity	14.5
Alternative Assets	1.3
U.S. Treasury Notes	0.3
Short-Term Investments	6.5
JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Fixed Income	46.0%
U.S. Equity	30.3
International Equity	16.1
Alternative Assets	1.2
U.S. Treasury Notes	0.1
Short-Term Investments	6.3
JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	38.3%
Fixed Income	34.9
International Equity	20.8
Alternative Assets	1.5
U.S. Treasury Notes	0.1
Short-Term Investments	4.4
JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	45.2%
International Equity	25.0
Fixed Income	23.1
Alternative Assets	2.0
U.S. Treasury Notes	0.1
Short-Term Investments	4.6
JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	50.9%
International Equity	28.6
Fixed Income	15.1
Alternative Assets	2.6
U.S. Treasury Notes	0.1
Short-Term Investments	2.7
JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.9%
International Equity	31.4
Fixed Income	7.6
Alternative Assets	2.7
U.S. Treasury Notes	0.1
Short-Term Investments	2.3
JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.4%
International Equity	32.0
Fixed Income	6.1
Alternative Assets	2.9
U.S. Treasury Notes	0.3
Short-Term Investments	2.3

December 31, 2022	J.P. Morgan SmartRetirement® Funds	3

JPMorgan SmartRetirement® Funds
FUND FACTS
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.1%
International Equity	31.8
Fixed Income	6.2
Alternative Assets	2.9
U.S. Treasury Notes	0.2
Short-Term Investments	2.8
JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	56.9%
International Equity	31.9
Fixed Income	5.9
Alternative Assets	2.6
U.S. Treasury Notes	0.2
Short-Term Investments	2.5
JPMorgan SmartRetirement® 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.7%
International Equity	30.9
Fixed Income	6.2
Alternative Assets	2.8
Short-Term Investments	4.4

4	J.P. Morgan SmartRetirement® Funds	December 31, 2022

J.P. Morgan SmartRetirement® Funds
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Bond market returns were mixed as leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.
In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The JPMorgan SmartRetirement Income Fund and each of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2022.
In terms of manager selection, the Funds’ investments in the JPMorgan International Equity Fund and the JPMorgan
Emerging Markets Research Enhanced Equity Fund were leading detractors from performance relative to the respective Benchmarks. The Fund’s investments in the JPMorgan Value Advantage Fund and the JPMorgan Core Bond Fund were leading contributors to relative performance.
From a strategic perspective, the Funds’ overweight allocations to equities over fixed income, particularly in the longer-dated Funds, were leading detractors from relative performance in the third quarter of 2022. The Funds’ underweight allocations to international developed markets equity was a leading detractor from relative performance in the fourth quarter. The Funds’ diversification within fixed income, particularly their overweight allocations to U.S. high yield bonds (also known as junk bonds) and emerging markets debt were leading contributor to relative performance.
From an active asset allocation perspective, the Funds’ larger allocations to U.S. large cap equity in July 2022 was a leading detractor from relative performance amid rising geopolitical uncertainty, inflationary pressure and risks to economic growth. The portfolio managers responded to the above factors via diversified underweight positions across equities and credit, which contributed to relative performance.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	5

JPMorgan SmartRetirement® Income Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		(4.51)%	(18.04)%	0.65%	2.98%
Without Sales Charge		0.00***	(14.17)	1.59	3.45
CLASS C SHARES	May 15, 2006
With CDSC ****		(1.37)	(15.74)	0.94	2.92
Without CDSC		(0.37)	(14.74)	0.94	2.92
Class I SHARES	May 15, 2006	0.07	(14.13)	1.69	3.56
Class R2 SHARES	November 3, 2008	(0.19)	(14.55)	1.14	3.08
Class R3 SHARES	September 9, 2016	0.00***	(14.31)	1.40	3.33
Class R4 SHARES	September 9, 2016	0.05	(14.12)	1.65	3.53
Class R5 SHARES	May 15, 2006	0.13	(13.99)	1.80	3.69
Class R6 SHARES	November 3, 2014	0.19	(13.89)	1.91	3.76

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Amount rounds to less than 0.005%.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

6	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	7

JPMorgan SmartRetirement® 2020 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		(4.56)%	(18.14)%	0.77%	4.10%
Without Sales Charge		(0.07)	(14.26)	1.70	4.58
CLASS C SHARES	May 15, 2006
With CDSC ***		(1.40)	(15.79)	1.09	4.06
Without CDSC		(0.40)	(14.79)	1.09	4.06
Class I SHARES	May 15, 2006	0.01	(14.17)	1.85	4.71
Class R2 SHARES	November 3, 2008	(0.31)	(14.58)	1.32	4.24
Class R3 SHARES	September 9, 2016	(0.12)	(14.33)	1.57	4.49
Class R4 SHARES	September 9, 2016	0.01	(14.10)	1.84	4.70
Class R5 SHARES	May 15, 2006	0.05	(14.01)	1.98	4.85
Class R6 SHARES	November 3, 2014	0.14	(13.88)	2.08	4.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

8	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	9

JPMorgan SmartRetirement® 2025 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		(4.34)%	(19.63)%	1.32%	4.96%
Without Sales Charge		0.16	(15.84)	2.26	5.44
CLASS C SHARES	July 31, 2007
With CDSC ***		(1.19)	(17.38)	1.66	4.92
Without CDSC		(0.19)	(16.38)	1.66	4.92
Class I SHARES	July 31, 2007	0.24	(15.72)	2.43	5.58
Class R2 SHARES	November 3, 2008	(0.03)	(16.13)	1.90	5.12
Class R3 SHARES	September 9, 2016	0.12	(15.89)	2.17	5.37
Class R4 SHARES	September 9, 2016	0.23	(15.72)	2.40	5.56
Class R5 SHARES	July 31, 2007	0.33	(15.57)	2.56	5.72
Class R6 SHARES	November 3, 2014	0.39	(15.51)	2.67	5.81

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

10	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	11

JPMorgan SmartRetirement® 2030 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		(3.86)%	(20.55)%	1.78%	5.68%
Without Sales Charge		0.68	(16.82)	2.72	6.17
CLASS C SHARES	May 15, 2006
With CDSC ***		(0.60)	(18.28)	2.14	5.64
Without CDSC		0.40	(17.28)	2.14	5.64
Class I SHARES	May 15, 2006	0.76	(16.69)	2.90	6.30
Class R2 SHARES	November 3, 2008	0.51	(17.10)	2.37	5.83
Class R3 SHARES	September 9, 2016	0.65	(16.87)	2.63	6.09
Class R4 SHARES	September 9, 2016	0.80	(16.69)	2.89	6.29
Class R5 SHARES	May 15, 2006	0.86	(16.55)	3.05	6.46
Class R6 SHARES	November 3, 2014	0.92	(16.45)	3.14	6.53

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

12	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	13

JPMorgan SmartRetirement® 2035 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		(3.33)%	(21.19)%	2.54%	6.42%
Without Sales Charge		1.23	(17.48)	3.49	6.91
CLASS C SHARES	July 31, 2007
With CDSC ***		(0.10)	(18.96)	2.89	6.38
Without CDSC		0.90	(17.96)	2.89	6.38
Class I SHARES	July 31, 2007	1.31	(17.33)	3.67	7.05
Class R2 SHARES	November 3, 2008	1.03	(17.74)	3.13	6.58
Class R3 SHARES	September 9, 2016	1.15	(17.56)	3.39	6.83
Class R4 SHARES	September 9, 2016	1.29	(17.34)	3.66	7.04
Class R5 SHARES	July 31, 2007	1.35	(17.24)	3.80	7.20
Class R6 SHARES	November 3, 2014	1.42	(17.14)	3.91	7.28

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

14	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	15

JPMorgan SmartRetirement® 2040 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge **		(2.96)%	(21.68)%	2.98%	6.87%
Without Sales Charge		1.62	(17.98)	3.93	7.37
CLASS C SHARES	May 15, 2006
With CDSC ***		0.31	(19.45)	3.32	6.83
Without CDSC		1.31	(18.45)	3.32	6.83
Class I SHARES	May 15, 2006	1.75	(17.84)	4.10	7.51
Class R2 SHARES	November 3, 2008	1.47	(18.23)	3.57	7.03
Class R3 SHARES	September 9, 2016	1.62	(18.04)	3.84	7.29
Class R4 SHARES	September 9, 2016	1.71	(17.87)	4.08	7.49
Class R5 SHARES	May 15, 2006	1.78	(17.74)	4.24	7.65
Class R6 SHARES	November 3, 2014	1.86	(17.63)	4.36	7.74

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

16	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	17

JPMorgan SmartRetirement® 2045 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		(2.67)%	(22.13)%	3.31%	7.07%
Without Sales Charge		1.89	(18.46)	4.27	7.56
CLASS C SHARES	July 31, 2007
With CDSC ***		0.61	(19.92)	3.68	7.03
Without CDSC		1.61	(18.92)	3.68	7.03
Class I SHARES	July 31, 2007	2.01	(18.30)	4.45	7.71
Class R2 SHARES	November 3, 2008	1.79	(18.68)	3.92	7.23
Class R3 SHARES	September 9, 2016	1.84	(18.52)	4.18	7.49
Class R4 SHARES	September 9, 2016	2.03	(18.29)	4.45	7.70
Class R5 SHARES	July 31, 2007	2.10	(18.15)	4.61	7.86
Class R6 SHARES	November 3, 2014	2.18	(18.09)	4.71	7.94

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

18	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	19

JPMorgan SmartRetirement® 2050 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge **		(2.65)%	(22.22)%	3.28%	7.05%
Without Sales Charge		1.94	(18.54)	4.23	7.54
CLASS C SHARES	July 31, 2007
With CDSC ***		0.62	(20.03)	3.63	7.00
Without CDSC		1.62	(19.03)	3.63	7.00
Class I SHARES	July 31, 2007	2.01	(18.42)	4.41	7.68
Class R2 SHARES	November 3, 2008	1.81	(18.83)	3.89	7.20
Class R3 SHARES	September 9, 2016	1.87	(18.62)	4.13	7.46
Class R4 SHARES	September 9, 2016	2.02	(18.44)	4.40	7.67
Class R5 SHARES	July 31, 2007	2.09	(18.30)	4.55	7.83
Class R6 SHARES	November 3, 2014	2.12	(18.23)	4.66	7.91

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R5 Shares do not have a minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements,

20	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	21

JPMorgan SmartRetirement® 2055 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 31, 2012
With Sales Charge **		(2.65)%	(22.17)%	3.30%	7.07%
Without Sales Charge		1.92	(18.51)	4.26	7.56
CLASS C SHARES	January 31, 2012
With CDSC ***		0.69	(19.97)	3.66	7.03
Without CDSC		1.69	(18.97)	3.66	7.03
Class I SHARES	January 31, 2012	2.06	(18.38)	4.45	7.71
Class R2 SHARES	January 31, 2012	1.79	(18.77)	3.91	7.23
Class R3 SHARES	September 9, 2016	1.91	(18.57)	4.17	7.49
Class R4 SHARES	September 9, 2016	2.06	(18.36)	4.43	7.70
Class R5 SHARES	January 31, 2012	2.11	(18.24)	4.59	7.86
Class R6 SHARES	November 3, 2014	2.19	(18.16)	4.70	7.95

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also,

22	J.P. Morgan SmartRetirement® Funds	December 31, 2022

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	23

JPMorgan SmartRetirement® 2060 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge **		(2.53)%	(22.14)%	3.33%	6.13%
Without Sales Charge		2.04	(18.47)	4.29	6.91
CLASS C SHARES	August 31, 2016
With CDSC ***		0.77	(19.89)	3.69	6.29
Without CDSC		1.77	(18.89)	3.69	6.29
Class I SHARES	August 31, 2016	2.15	(18.29)	4.47	7.08
Class R2 SHARES	August 31, 2016	1.88	(18.69)	3.94	6.55
Class R3 SHARES	September 9, 2016	2.02	(18.50)	4.19	6.80
Class R4 SHARES	September 9, 2016	2.10	(18.33)	4.44	7.06
Class R5 SHARES	August 31, 2016	2.25	(18.17)	4.61	7.22
Class R6 SHARES	August 31, 2016	2.29	(18.10)	4.72	7.34

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE  (8/31/16 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2065 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	November 1, 2022
With Sales Charge *		(1.50)%
Without Sales Charge		3.16
CLASS C SHARES	November 1, 2022
With CDSC **		2.07
Without CDSC		3.07
Class I SHARES	November 1, 2022	3.19
Class R2 SHARES	November 1, 2022	3.11
Class R3 SHARES	November 1, 2022	3.15
Class R4 SHARES	November 1, 2022	3.19
Class R5 SHARES	November 1, 2022	3.22
Class R6 SHARES	November 1, 2022	3.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.
LIFE OF FUND PERFORMANCE  (11/1/22 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2065 Fund and the S&P Target Date 2065+ Index from November 1, 2022 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2065+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable.
The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2065+ Index is comprised of underlying indices of securities. Investors cannot directly invest in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	25

JPMorgan SmartRetirement® Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.3%
Fixed Income — 44.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	41,720	421,792
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,800	126,737
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	132	780
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	104	860
JPMorgan High Yield Fund Class R6 Shares (a)	10,186	62,542
Total Fixed Income		612,711
International Equity — 7.1%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	790	22,187
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,510	22,189
JPMorgan International Equity Fund Class R6 Shares (a)	3,298	54,122
Total International Equity		98,498
U.S. Equity — 21.8%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	277	13,972
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	400	6,963
JPMorgan Small Cap Value Fund Class R6 Shares (a)	282	6,848
JPMorgan U.S. Equity Fund Class R6 Shares (a)	7,933	136,198
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	4,691	136,875
Total U.S. Equity		300,856
Total Investment Companies (Cost $1,024,877)		1,012,065
Exchange-Traded Funds — 18.9%
Alternative Assets — 1.1%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	23	1,861
JPMorgan Realty Income ETF (a)	335	13,778
Total Alternative Assets		15,639
Fixed Income — 8.1%
JPMorgan High Yield Research Enhanced ETF (a)	180	7,886
JPMorgan Inflation Managed Bond ETF (a)	2,264	103,790
Total Fixed Income		111,676
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 7.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	558	18,977
JPMorgan International Research Enhanced Equity ETF (a)	1,620	81,109
Total International Equity		100,086
U.S. Equity — 2.4%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	453	32,902
Total Exchange-Traded Funds (Cost $266,552)		260,303
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,864)	4,019	3,856
	SHARES (000)
Short-Term Investments — 7.0%
Investment Companies — 7.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $97,003)	97,003	97,003
Total Investments — 99.5% (Cost $1,392,296)		1,373,227
Other Assets Less Liabilities — 0.5%		6,861
NET ASSETS — 100.0%		1,380,088

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(223)	03/17/2023	USD	(7,350)	503
EURO STOXX 50 Index	(88)	03/17/2023	EUR	(3,568)	179
FTSE 100 Index	(40)	03/17/2023	GBP	(3,610)	33
MSCI EAFE E-Mini Index	(71)	03/17/2023	USD	(6,920)	300
MSCI Emerging Markets E-Mini Index	(643)	03/17/2023	USD	(30,838)	1,016
S&P 500 E-Mini Index	(36)	03/17/2023	USD	(6,951)	295
					2,326

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	27

JPMorgan SmartRetirement® 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 73.7%
Fixed Income — 44.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	54,489	550,884
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	23,248	165,526
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	175	1,031
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	253	2,109
JPMorgan High Yield Fund Class R6 Shares (a)	13,304	81,684
Total Fixed Income		801,234
International Equity — 7.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,031	28,971
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,973	28,979
JPMorgan International Equity Fund Class R6 Shares (a)	4,307	70,685
Total International Equity		128,635
U.S. Equity — 21.9%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	364	18,340
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	525	9,140
JPMorgan Small Cap Value Fund Class R6 Shares (a)	370	8,989
JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,360	177,884
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,112	178,339
Total U.S. Equity		392,692
Total Investment Companies (Cost $1,325,421)		1,322,561
Exchange-Traded Funds — 19.0%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	26	2,083
JPMorgan Realty Income ETF (a)	491	20,184
Total Alternative Assets		22,267
Fixed Income — 8.1%
JPMorgan High Yield Research Enhanced ETF (a)	236	10,363
JPMorgan Inflation Managed Bond ETF (a)	2,957	135,557
Total Fixed Income		145,920
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 7.3%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	729	24,785
JPMorgan International Research Enhanced Equity ETF (a)	2,116	105,935
Total International Equity		130,720
U.S. Equity — 2.4%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	595	43,187
Total Exchange-Traded Funds (Cost $347,679)		342,094
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $4,960)	5,158	4,949
	SHARES (000)
Short-Term Investments — 6.5%
Investment Companies — 6.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $116,527)	116,527	116,527
Total Investments — 99.5% (Cost $1,794,587)		1,786,131
Other Assets Less Liabilities — 0.5%		8,449
NET ASSETS — 100.0%		1,794,580

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(347)	03/17/2023	USD	(11,437)	783
EURO STOXX 50 Index	(115)	03/17/2023	EUR	(4,663)	234
FTSE 100 Index	(52)	03/17/2023	GBP	(4,694)	43
MSCI EAFE E-Mini Index	(92)	03/17/2023	USD	(8,966)	390
MSCI Emerging Markets E-Mini Index	(840)	03/17/2023	USD	(40,286)	1,327
S&P 500 E-Mini Index	(47)	03/17/2023	USD	(9,075)	385
					3,162

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	29

JPMorgan SmartRetirement® 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 76.6%
Fixed Income — 42.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	97,355	984,263
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	44,348	315,755
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	344	2,029
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	81	676
JPMorgan High Yield Fund Class R6 Shares (a)	26,803	164,573
Total Fixed Income		1,467,296
International Equity — 7.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	39	1,095
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,828	70,919
JPMorgan International Equity Fund Class R6 Shares (a)	10,536	172,897
Total International Equity		244,911
U.S. Equity — 27.5%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	877	44,208
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,266	22,030
JPMorgan Small Cap Value Fund Class R6 Shares (a)	893	21,667
JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,298	434,356
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	14,884	434,321
Total U.S. Equity		956,582
Total Investment Companies (Cost $2,769,749)		2,668,789
Exchange-Traded Funds — 17.8%
Alternative Assets — 1.2%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	69	5,662
JPMorgan Realty Income ETF (a)	879	36,101
Total Alternative Assets		41,763
Fixed Income — 4.3%
JPMorgan High Yield Research Enhanced ETF (a)	327	14,330
JPMorgan Inflation Managed Bond ETF (a)	2,984	136,812
Total Fixed Income		151,142
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 9.2%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,782	60,600
JPMorgan International Research Enhanced Equity ETF (a)	5,175	259,089
Total International Equity		319,689
U.S. Equity — 3.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,486	107,851
Total Exchange-Traded Funds (Cost $637,130)		620,445
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,459)	3,597	3,452
	SHARES (000)
Short-Term Investments — 6.4%
Investment Companies — 6.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $221,811)	221,811	221,811
Total Investments — 100.9% (Cost $3,632,149)		3,514,497
Liabilities in Excess of Other Assets — (0.9)%		(33,045)
NET ASSETS — 100.0%		3,481,452

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	362	03/17/2023	USD	17,362	(631)
Short Contracts
DJ US Real Estate Index	(200)	03/17/2023	USD	(6,592)	452
EURO STOXX 50 Index	(221)	03/17/2023	EUR	(8,961)	450
FTSE 100 Index	(100)	03/17/2023	GBP	(9,026)	82
MSCI EAFE E-Mini Index	(179)	03/17/2023	USD	(17,446)	755
S&P 500 E-Mini Index	(46)	03/17/2023	USD	(8,881)	369
					2,108
					1,477

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	31

JPMorgan SmartRetirement® 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 78.2%
Fixed Income — 34.2%
JPMorgan Core Bond Fund Class R6 Shares (a)	101,997	1,031,186
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	46,139	328,513
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	438	2,582
JPMorgan High Yield Fund Class R6 Shares (a)	30,752	188,819
Total Fixed Income		1,551,100
International Equity — 9.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	897	25,200
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,908	116,164
JPMorgan International Equity Fund Class R6 Shares (a)	17,230	282,756
Total International Equity		424,120
U.S. Equity — 34.6%
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,444	72,802
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	2,088	36,322
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,473	35,727
JPMorgan U.S. Equity Fund Class R6 Shares (a)	41,479	712,201
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	24,405	712,147
Total U.S. Equity		1,569,199
Total Investment Companies (Cost $3,611,906)		3,544,419
Exchange-Traded Funds — 17.8%
Alternative Assets — 1.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	48	3,966
JPMorgan Realty Income ETF (a)	1,560	64,074
Total Alternative Assets		68,040
Fixed Income — 0.9%
JPMorgan High Yield Research Enhanced ETF (a)	284	12,446
JPMorgan Inflation Managed Bond ETF (a)	597	27,354
Total Fixed Income		39,800
International Equity — 11.5%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,921	99,344
JPMorgan International Research Enhanced Equity ETF (a)	8,465	423,735
Total International Equity		523,079
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.9%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,412	175,118
Total Exchange-Traded Funds (Cost $830,393)		806,037
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,502)	3,642	3,495
	SHARES (000)
Short-Term Investments — 4.4%
Investment Companies — 4.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $201,018)	201,018	201,018
Total Investments — 100.5% (Cost $4,646,819)		4,554,969
Liabilities in Excess of Other Assets — (0.5)%		(21,172)
NET ASSETS — 100.0%		4,533,797

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
DJ US Real Estate Index	69	03/17/2023	USD	2,274	—(a)
MSCI Emerging Markets E-Mini Index	471	03/17/2023	USD	22,589	(606)
					(606)
Short Contracts
EURO STOXX 50 Index	(289)	03/17/2023	EUR	(11,719)	588
FTSE 100 Index	(130)	03/17/2023	GBP	(11,734)	107
MSCI EAFE E-Mini Index	(233)	03/17/2023	USD	(22,708)	984
S&P 500 E-Mini Index	(59)	03/17/2023	USD	(11,391)	483
					2,162
					1,556

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	33

JPMorgan SmartRetirement® 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 77.9%
Fixed Income — 22.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	22,437	226,836
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	79,338	564,887
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	348	2,055
JPMorgan High Yield Fund Class R6 Shares (a)	12,510	76,812
Total Fixed Income		870,590
International Equity — 11.5%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,412	39,690
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,922	116,377
JPMorgan International Equity Fund Class R6 Shares (a)	17,309	284,035
Total International Equity		440,102
U.S. Equity — 43.6%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,469	402,506
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	723	36,468
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,047	18,209
JPMorgan Small Cap Value Fund Class R6 Shares (a)	739	17,911
JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,923	393,593
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,486	393,524
JPMorgan Value Advantage Fund Class R6 Shares (a)	11,600	402,412
Total U.S. Equity		1,664,623
Total Investment Companies (Cost $2,785,580)		2,975,315
Exchange-Traded Funds — 18.8%
Alternative Assets — 2.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	101	8,257
JPMorgan Realty Income ETF (a)	1,703	69,934
Total Alternative Assets		78,191
Fixed Income — 0.7%
JPMorgan High Yield Research Enhanced ETF (a)	599	26,241
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 13.8%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,925	99,473
JPMorgan International Research Enhanced Equity ETF (a)	8,552	428,122
Total International Equity		527,595
U.S. Equity — 2.3%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,220	88,599
Total Exchange-Traded Funds (Cost $777,405)		720,626
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,386)	3,521	3,378
	SHARES (000)
Short-Term Investments — 4.6%
Investment Companies — 4.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $176,917)	176,917	176,917
Total Investments — 101.4% (Cost $3,743,288)		3,876,236
Liabilities in Excess of Other Assets — (1.4)%		(55,248)
NET ASSETS — 100.0%		3,820,988

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	397	03/17/2023	USD	19,040	(692)
Short Contracts
DJ US Real Estate Index	(25)	03/17/2023	USD	(824)	(2)
EURO STOXX 50 Index	(243)	03/17/2023	EUR	(9,853)	495
FTSE 100 Index	(110)	03/17/2023	GBP	(9,929)	90
MSCI EAFE E-Mini Index	(222)	03/17/2023	USD	(21,636)	582
S&P 500 E-Mini Index	(50)	03/17/2023	USD	(9,654)	409
					1,574
					882

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	35

JPMorgan SmartRetirement® 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 77.1%
Fixed Income — 14.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	11,778	119,078
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	50,100	356,709
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,690	27,671
JPMorgan High Yield Fund Class R6 Shares (a)	10,591	65,031
Total Fixed Income		568,489
International Equity — 13.2%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,944	54,634
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	8,957	131,581
JPMorgan International Equity Fund Class R6 Shares (a)	19,550	320,807
Total International Equity		507,022
U.S. Equity — 49.0%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	18,590	454,330
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	769	38,771
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,212	21,090
JPMorgan Small Cap Value Fund Class R6 Shares (a)	855	20,746
JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,887	444,485
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	15,231	444,452
JPMorgan Value Advantage Fund Class R6 Shares (a)	13,093	454,193
Total U.S. Equity		1,878,067
Total Investment Companies (Cost $2,612,336)		2,953,578
Exchange-Traded Funds — 21.3%
Alternative Assets — 2.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	287	23,392
JPMorgan Realty Income ETF (a)	1,845	75,793
Total Alternative Assets		99,185
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	366	16,018
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 15.7%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	3,306	112,449
JPMorgan International Research Enhanced Equity ETF (a)	9,822	491,687
Total International Equity		604,136
U.S. Equity — 2.6%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,369	99,424
Total Exchange-Traded Funds (Cost $876,959)		818,763
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $4,935)	5,132	4,924
	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $106,183)	106,183	106,183
Total Investments — 101.3% (Cost $3,600,413)		3,883,448
Liabilities in Excess of Other Assets — (1.3)%		(51,296)
NET ASSETS — 100.0%		3,832,152

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	199	03/17/2023	USD	9,544	(347)
Short Contracts
DJ US Real Estate Index	(124)	03/17/2023	USD	(4,087)	280
EURO STOXX 50 Index	(250)	03/17/2023	EUR	(10,137)	509
FTSE 100 Index	(113)	03/17/2023	GBP	(10,199)	93
MSCI EAFE E-Mini Index	(309)	03/17/2023	USD	(30,115)	(21)
S&P 500 E-Mini Index	(150)	03/17/2023	USD	(28,961)	(261)
					600
					253

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	37

JPMorgan SmartRetirement® 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 75.0%
Fixed Income — 7.1%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,375	44,231
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,609	132,497
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,447	14,438
JPMorgan High Yield Fund Class R6 Shares (a)	2,483	15,244
Total Fixed Income		206,410
International Equity — 14.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,785	50,154
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,385	108,480
JPMorgan International Equity Fund Class R6 Shares (a)	16,147	264,975
Total International Equity		423,609
U.S. Equity — 53.3%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	15,334	374,773
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	678	34,178
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	980	17,044
JPMorgan Small Cap Value Fund Class R6 Shares (a)	691	16,766
JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,397	367,391
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	12,565	366,635
JPMorgan Value Advantage Fund Class R6 Shares (a)	10,801	374,700
Total U.S. Equity		1,551,487
Total Investment Companies (Cost $1,996,271)		2,181,506
Exchange-Traded Funds — 23.0%
Alternative Assets — 2.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	239	19,520
JPMorgan Realty Income ETF (a)	1,474	60,539
Total Alternative Assets		80,059
Fixed Income — 0.5%
JPMorgan High Yield Research Enhanced ETF (a)	343	15,019
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.0%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,728	92,776
JPMorgan International Research Enhanced Equity ETF (a)	8,021	401,550
Total International Equity		494,326
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,111	80,640
Total Exchange-Traded Funds (Cost $722,019)		670,044
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $4,103)	4,267	4,094
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $67,071)	67,071	67,071
Total Investments — 100.5% (Cost $2,789,464)		2,922,715
Liabilities in Excess of Other Assets — (0.5)%		(14,266)
NET ASSETS — 100.0%		2,908,449

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	151	03/17/2023	USD	7,242	(123)
Short Contracts
DJ US Real Estate Index	(31)	03/17/2023	USD	(1,022)	70
EURO STOXX 50 Index	(186)	03/17/2023	EUR	(7,542)	378
FTSE 100 Index	(84)	03/17/2023	GBP	(7,582)	69
MSCI EAFE E-Mini Index	(193)	03/17/2023	USD	(18,810)	136
S&P 500 E-Mini Index	(114)	03/17/2023	USD	(22,011)	924
					1,577
					1,454

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	39

JPMorgan SmartRetirement® 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 74.7%
Fixed Income — 5.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	3,077	31,108
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,110	93,342
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,791	10,567
JPMorgan High Yield Fund Class R6 Shares (a)	1,891	11,609
Total Fixed Income		146,626
International Equity — 14.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,628	45,754
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,623	97,290
JPMorgan International Equity Fund Class R6 Shares (a)	14,485	237,701
Total International Equity		380,745
U.S. Equity — 54.2%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	13,751	336,063
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	591	29,796
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	929	16,163
JPMorgan Small Cap Value Fund Class R6 Shares (a)	655	15,900
JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,138	328,595
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,320	330,327
JPMorgan Value Advantage Fund Class R6 Shares (a)	9,685	335,987
Total U.S. Equity		1,392,831
Total Investment Companies (Cost $1,736,538)		1,920,202
Exchange-Traded Funds — 23.7%
Alternative Assets — 2.9%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	225	18,332
JPMorgan Realty Income ETF (a)	1,394	57,279
Total Alternative Assets		75,611
Fixed Income — 0.5%
JPMorgan High Yield Research Enhanced ETF (a)	261	11,437
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.5%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	2,446	83,185
JPMorgan International Research Enhanced Equity ETF (a)	7,305	365,693
Total International Equity		448,878
U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	996	72,363
Total Exchange-Traded Funds (Cost $652,052)		608,289
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $7,817)	8,130	7,801
	SHARES (000)
Short-Term Investments — 2.3%
Investment Companies — 2.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $58,384)	58,384	58,384
Total Investments — 101.0% (Cost $2,454,791)		2,594,676
Liabilities in Excess of Other Assets — (1.0)%		(25,713)
NET ASSETS — 100.0%		2,568,963

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	133	03/17/2023	USD	6,379	(14)
Short Contracts
DJ US Real Estate Index	(156)	03/17/2023	USD	(5,142)	(20)
EURO STOXX 50 Index	(174)	03/17/2023	EUR	(7,055)	354
FTSE 100 Index	(78)	03/17/2023	GBP	(7,040)	64
MSCI EAFE E-Mini Index	(230)	03/17/2023	USD	(22,416)	(12)
S&P 500 E-Mini Index	(101)	03/17/2023	USD	(19,501)	(111)
					275
					261

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	41

JPMorgan SmartRetirement® 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 74.8%
Fixed Income — 5.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,908	19,295
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	8,118	57,800
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	995	5,868
JPMorgan High Yield Fund Class R6 Shares (a)	1,092	6,703
Total Fixed Income		89,666
International Equity — 14.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	975	27,404
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,967	58,271
JPMorgan International Equity Fund Class R6 Shares (a)	8,675	142,368
Total International Equity		228,043
U.S. Equity — 54.2%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	8,236	201,277
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	373	18,827
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	540	9,395
JPMorgan Small Cap Value Fund Class R6 Shares (a)	381	9,243
JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,462	196,805
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	6,784	197,959
JPMorgan Value Advantage Fund Class R6 Shares (a)	5,801	201,232
Total U.S. Equity		834,738
Total Investment Companies (Cost $1,121,840)		1,152,447
Exchange-Traded Funds — 23.5%
Alternative Assets — 3.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	172	14,079
JPMorgan Realty Income ETF (a)	773	31,751
Total Alternative Assets		45,830
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	151	6,604
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 17.4%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1,465	49,821
JPMorgan International Research Enhanced Equity ETF (a)	4,362	218,357
Total International Equity		268,178
U.S. Equity — 2.7%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	581	42,163
Total Exchange-Traded Funds (Cost $388,724)		362,775
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,303)	3,435	3,296
	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $43,480)	43,480	43,480
Total Investments — 101.3% (Cost $1,557,347)		1,561,998
Liabilities in Excess of Other Assets — (1.3)%		(20,719)
NET ASSETS — 100.0%		1,541,279

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan SmartRetirement® Funds	December 31, 2022

download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	80	03/17/2023	USD	3,837	(8)
Short Contracts
DJ US Real Estate Index	(97)	03/17/2023	USD	(3,197)	128
EURO STOXX 50 Index	(101)	03/17/2023	EUR	(4,095)	205
FTSE 100 Index	(46)	03/17/2023	GBP	(4,152)	38
MSCI EAFE E-Mini Index	(131)	03/17/2023	USD	(12,767)	(8)
S&P 500 E-Mini Index	(60)	03/17/2023	USD	(11,585)	(86)
					277
					269

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	43

JPMorgan SmartRetirement® 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 74.4%
Fixed Income — 5.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	592	5,984
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,518	17,927
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	272	1,606
JPMorgan High Yield Fund Class R6 Shares (a)	339	2,079
Total Fixed Income		27,596
International Equity — 14.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	317	8,909
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,290	18,943
JPMorgan International Equity Fund Class R6 Shares (a)	2,820	46,282
Total International Equity		74,134
U.S. Equity — 54.1%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	2,678	65,451
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	118	5,964
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	171	2,976
JPMorgan Small Cap Value Fund Class R6 Shares (a)	121	2,928
JPMorgan U.S. Equity Fund Class R6 Shares (a)	3,727	63,991
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,205	64,349
JPMorgan Value Advantage Fund Class R6 Shares (a)	1,886	65,438
Total U.S. Equity		271,097
Total Investment Companies (Cost $397,805)		372,827
Exchange-Traded Funds — 23.0%
Alternative Assets — 2.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	53	4,289
JPMorgan Realty Income ETF (a)	217	8,933
Total Alternative Assets		13,222
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	47	2,048
International Equity — 17.1%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	476	16,201
JPMorgan International Research Enhanced Equity ETF (a)	1,387	69,424
Total International Equity		85,625
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.8%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	194	14,102
Total Exchange-Traded Funds (Cost $123,282)		114,997
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $899)	935	897
	SHARES (000)
Short-Term Investments — 2.5%
Investment Companies — 2.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $12,670)	12,670	12,670
Total Investments — 100.1% (Cost $534,656)		501,391
Liabilities in Excess of Other Assets — (0.1)%		(553)
NET ASSETS — 100.0%		500,838

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
DJ US Real Estate Index	19	03/17/2023	USD	626	(2)
MSCI Emerging Markets E-Mini Index	26	03/17/2023	USD	1,247	(45)
					(47)
Short Contracts
EURO STOXX 50 Index	(32)	03/17/2023	EUR	(1,298)	65
FTSE 100 Index	(14)	03/17/2023	GBP	(1,264)	11
MSCI EAFE E-Mini Index	(27)	03/17/2023	USD	(2,631)	113
S&P 500 E-Mini Index	(20)	03/17/2023	USD	(3,862)	164
					353
					306

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	45

JPMorgan SmartRetirement® 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 72.1%
Fixed Income — 5.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1	12
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5	39
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1	4
JPMorgan High Yield Fund Class R6 Shares (a)	1	4
Total Fixed Income		59
International Equity — 14.4%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1	38
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1	20
JPMorgan International Equity Fund Class R6 Shares (a)	6	90
Total International Equity		148
U.S. Equity — 52.0%
JPMorgan Growth Advantage Fund Class R6 Shares * (a)	6	132
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	—	12
JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	—	6
JPMorgan Small Cap Value Fund Class R6 Shares (a)	—	6
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8	129
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	4	121
JPMorgan Value Advantage Fund Class R6 Shares (a)	4	131
Total U.S. Equity		537
Total Investment Companies (Cost $757)		744
Exchange-Traded Funds — 22.0%
Alternative Assets — 2.7%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	—	1
JPMorgan Realty Income ETF (a)	1	27
Total Alternative Assets		28
Fixed Income — 0.4%
JPMorgan High Yield Research Enhanced ETF (a)	—	4
International Equity — 16.1%
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	1	33
JPMorgan International Research Enhanced Equity ETF (a)	3	133
Total International Equity		166
INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.8%
iShares Russell Mid-Cap ETF	—	29
Total Exchange-Traded Funds (Cost $219)		227
Short-Term Investments — 4.3%
Investment Companies — 4.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $45)	45	45
Total Investments — 98.4% (Cost $1,021)		1,016
Other Assets Less Liabilities — 1.6%		16
NET ASSETS — 100.0%		1,032

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan SmartRetirement® Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$3,856	$4,949	$3,452	$3,495
Investments in affiliates, at value	1,369,371	1,781,182	3,511,045	4,551,474
Cash	338	428	725	699
Receivables:
Investment securities sold	24,231	37,011	33,130	52,200
Fund shares sold	2,874	3,316	5,522	8,437
Interest from non-affiliates	15	19	13	13
Dividends from affiliates	368	482	508	171
Variation margin on futures contracts	1,909	1,894	2,902	2,252
Due from adviser	31	35	45	52
Total Assets	1,402,993	1,829,316	3,557,342	4,618,793
LIABILITIES:
Payables:
Distributions	1,514	2,026	3,706	4,494
Investment securities purchased	11,250	12,072	36,307	33,281
Fund shares redeemed	9,870	20,270	35,305	46,481
Accrued liabilities:
Distribution fees	106	125	207	267
Service fees	84	138	246	339
Custodian and accounting fees	9	16	24	28
Other	72	89	95	106
Total Liabilities	22,905	34,736	75,890	84,996
Net Assets	$1,380,088	$1,794,580	$3,481,452	$4,533,797
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
NET ASSETS:
Paid-in-Capital	$1,444,765	$1,872,749	$3,698,380	$4,730,710
Total distributable earnings (loss)	(64,677)	(78,169)	(216,928)	(196,913)
Total Net Assets	$1,380,088	$1,794,580	$3,481,452	$4,533,797
Net Assets:
Class A	$361,819	$379,919	$635,727	$779,031
Class C	5,740	7,742	17,480	15,232
Class I	80,984	119,157	197,007	270,104
Class R2	51,072	80,421	122,995	191,159
Class R3	6,962	10,820	21,087	26,795
Class R4	5,259	17,210	7,629	40,617
Class R5	308,237	419,845	787,989	1,127,925
Class R6	560,015	759,466	1,691,538	2,082,934
Total	$1,380,088	$1,794,580	$3,481,452	$4,533,797
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	26,626	27,159	43,705	49,930
Class C	424	556	1,208	990
Class I	5,944	8,474	13,500	17,246
Class R2	3,769	5,770	8,500	12,323
Class R3	514	774	1,458	1,720
Class R4	387	1,230	524	2,603
Class R5	22,573	29,820	53,935	71,752
Class R6	41,036	53,956	115,786	132,585
Net Asset Value (a):
Class A — Redemption price per share	$13.59	$13.99	$14.55	$15.60
Class C — Offering price per share (b)	13.55	13.93	14.47	15.39
Class I — Offering and redemption price per share	13.62	14.06	14.59	15.66
Class R2 — Offering and redemption price per share	13.55	13.94	14.47	15.51
Class R3 — Offering and redemption price per share	13.55	13.98	14.47	15.59
Class R4 — Offering and redemption price per share	13.59	14.00	14.55	15.60
Class R5 — Offering and redemption price per share	13.65	14.08	14.61	15.72
Class R6 — Offering and redemption price per share	13.65	14.08	14.61	15.71
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$14.23	$14.65	$15.24	$16.34
Cost of investments in non-affiliates	$3,864	$4,960	$3,459	$3,502
Cost of investments in affiliates	1,388,432	1,789,627	3,628,690	4,643,317

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$3,378	$4,924	$4,094	$7,801
Investments in affiliates, at value	3,872,858	3,878,524	2,918,621	2,586,875
Cash	527	359	224	214
Receivables:
Investment securities sold	15,466	14,826	19,647	19,759
Fund shares sold	5,847	5,330	4,594	5,735
Interest from non-affiliates	13	19	16	30
Dividends from affiliates	161	98	88	68
Variation margin on futures contracts	2,927	7,299	3,669	3,495
Due from adviser	46	47	42	42
Total Assets	3,901,223	3,911,426	2,950,995	2,624,019
LIABILITIES:
Payables:
Distributions	3,491	3,245	2,336	2,944
Investment securities purchased	42,008	45,038	15,941	29,847
Fund shares redeemed	34,148	30,373	23,818	21,821
Accrued liabilities:
Distribution fees	220	212	163	139
Service fees	253	279	192	195
Custodian and accounting fees	26	26	21	19
Other	89	101	75	91
Total Liabilities	80,235	79,274	42,546	55,056
Net Assets	$3,820,988	$3,832,152	$2,908,449	$2,568,963
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
NET ASSETS:
Paid-in-Capital	$3,780,565	$3,651,239	$2,831,349	$2,512,587
Total distributable earnings (loss)	40,423	180,913	77,100	56,376
Total Net Assets	$3,820,988	$3,832,152	$2,908,449	$2,568,963
Net Assets:
Class A	$633,486	$620,737	$486,678	$377,688
Class C	9,519	11,328	6,301	7,260
Class I	180,042	227,938	139,095	172,458
Class R2	162,098	149,963	114,903	110,991
Class R3	29,241	21,799	19,106	21,389
Class R4	7,024	35,673	4,317	8,086
Class R5	818,739	919,032	635,881	658,742
Class R6	1,980,839	1,845,682	1,502,168	1,212,349
Total	$3,820,988	$3,832,152	$2,908,449	$2,568,963
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	39,604	36,395	28,882	22,196
Class C	604	681	382	437
Class I	11,171	13,301	8,205	10,073
Class R2	10,187	8,881	6,886	6,593
Class R3	1,840	1,278	1,141	1,265
Class R4	436	2,090	255	473
Class R5	50,753	53,424	37,438	38,372
Class R6	122,820	107,339	88,491	70,601
Net Asset Value (a):
Class A — Redemption price per share	$16.00	$17.06	$16.85	$17.02
Class C — Offering price per share (b)	15.77	16.60	16.47	16.60
Class I — Offering and redemption price per share	16.12	17.14	16.95	17.12
Class R2 — Offering and redemption price per share	15.91	16.89	16.69	16.84
Class R3 — Offering and redemption price per share	15.89	17.06	16.75	16.92
Class R4 — Offering and redemption price per share	16.10	17.06	16.92	17.08
Class R5 — Offering and redemption price per share	16.13	17.20	16.98	17.17
Class R6 — Offering and redemption price per share	16.13	17.19	16.98	17.17
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.75	$17.86	$17.64	$17.82
Cost of investments in non-affiliates	$3,386	$4,935	$4,103	$7,817
Cost of investments in affiliates	3,739,902	3,595,478	2,785,361	2,446,974

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$3,296	$897	$29
Investments in affiliates, at value	1,558,702	500,494	987
Cash	134	48	—(a)
Deferred offering costs (See Note 2.E.)	—	—	142
Receivables:
Investment securities sold	5,594	5,649	8
Fund shares sold	3,220	1,417	—
Interest from non-affiliates	13	3	—
Dividends from affiliates	40	12	—(a)
Variation margin on futures contracts	1,257	557	—
Due from adviser	37	28	29
Total Assets	1,572,293	509,105	1,195
LIABILITIES:
Payables:
Distributions	999	288	—
Investment securities purchased	18,804	3,522	10
Fund shares redeemed	10,961	4,378	—
Accrued liabilities:
Distribution fees	89	14	—(a)
Service fees	105	24	—(a)
Custodian and accounting fees	12	8	5
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—(a)
Offering costs (See Note 2.E.)	—	—	146
Other	44	33	2
Total Liabilities	31,014	8,267	163
Net Assets	$1,541,279	$500,838	$1,032

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund
NET ASSETS:
Paid-in-Capital	$1,570,742	$544,999	$1,012
Total distributable earnings (loss)	(29,463)	(44,161)	20
Total Net Assets	$1,541,279	$500,838	$1,032
Net Assets:
Class A	$213,174	$34,955	$21
Class C	5,267	1,921	20
Class I	81,399	25,154	21
Class R2	85,090	9,221	20
Class R3	10,528	6,038	20
Class R4	2,124	2,612	20
Class R5	361,652	108,004	22
Class R6	782,045	312,933	888
Total	$1,541,279	$500,838	$1,032
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	10,365	2,009	2
Class C	260	111	2
Class I	3,946	1,442	1
Class R2	4,167	533	1
Class R3	514	347	1
Class R4	103	150	1
Class R5	17,507	6,194	1
Class R6	37,844	17,913	59
Net Asset Value (a):
Class A — Redemption price per share	$20.56	$17.40	$15.30
Class C — Offering price per share (b)	20.22	17.19	15.30
Class I — Offering and redemption price per share	20.63	17.44	15.30
Class R2 — Offering and redemption price per share	20.42	17.31	15.30
Class R3 — Offering and redemption price per share	20.46	17.39	15.30
Class R4 — Offering and redemption price per share	20.61	17.40	15.30
Class R5 — Offering and redemption price per share	20.66	17.44	15.30
Class R6 — Offering and redemption price per share	20.67	17.47	15.30
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.53	$18.22	$16.02
Cost of investments in non-affiliates	$3,303	$899	$30
Cost of investments in affiliates	1,554,044	533,757	991

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan SmartRetirement® Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$20	$23	$27	$57
Dividend income from affiliates	23,555	31,746	58,729	72,982
Total investment income	23,575	31,769	58,756	73,039
EXPENSES:
Distribution fees:
Class A	488	519	865	1,045
Class C	23	32	69	61
Class R2	133	219	327	501
Class R3	11	24	28	56
Service fees:
Class A	488	519	865	1,045
Class C	8	11	23	20
Class I	109	166	263	358
Class R2	66	110	164	251
Class R3	11	24	28	56
Class R4	6	13	10	31
Class R5	180	279	486	684
Custodian and accounting fees	24	33	56	70
Interest expense to affiliates	—	—(a)	1	—
Professional fees	21	24	31	35
Trustees’ and Chief Compliance Officer’s fees	15	16	19	20
Printing and mailing costs	28	24	29	35
Registration and filing fees	62	68	75	80
Transfer agency fees (See Note 2.G.)	52	44	57	67
Other	19	25	40	54
Total expenses	1,744	2,150	3,436	4,469
Less fees waived	(370)	(242)	(285)	(343)
Less expense reimbursements	(172)	(192)	(250)	(286)
Net expenses	1,202	1,716	2,901	3,840
Net investment income (loss)	22,373	30,053	55,855	69,199

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	53

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(24)	$(37)	$(47)	$(52)
Investments in affiliates	(25,374)	(34,382)	(56,733)	(57,615)
Futures contracts	(1,403)	(1,985)	(5,239)	(5,244)
Foreign currency transactions	(14)	(9)	(33)	231
Net realized gain (loss)	(26,815)	(36,413)	(62,052)	(62,680)
Distribution of capital gains received from investment company affiliates	10,666	14,164	32,603	53,751
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	48	73	95	116
Investments in affiliates	(7,090)	(11,881)	(20,611)	(25,193)
Futures contracts	2,346	3,108	439	397
Foreign currency translations	125	107	295	305
Change in net unrealized appreciation/depreciation	(4,571)	(8,593)	(19,782)	(24,375)
Net realized/unrealized gains (losses)	(20,720)	(30,842)	(49,231)	(33,304)
Change in net assets resulting from operations	$1,653	$(789)	$6,624	$35,895
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$29	$39	$15	$13
Interest income from affiliates	—	—	—	—(a)
Dividend income from affiliates	61,368	61,855	44,708	41,433
Total investment income	61,397	61,894	44,723	41,446
EXPENSES:
Distribution fees:
Class A	858	828	647	506
Class C	38	45	24	28
Class R2	420	388	301	285
Class R3	38	50	25	30
Service fees:
Class A	858	828	647	506
Class C	12	15	8	9
Class I	239	301	183	229
Class R2	210	194	150	143
Class R3	38	50	25	30
Class R4	11	25	6	9
Class R5	504	594	395	460
Custodian and accounting fees	64	64	51	48
Interest expense to affiliates	3	4	3	4
Professional fees	32	32	28	27
Trustees’ and Chief Compliance Officer’s fees	19	20	18	17
Printing and mailing costs	36	39	38	46
Registration and filing fees	68	71	64	63
Transfer agency fees (See Note 2.G.)	59	62	51	46
Other	46	52	39	37
Total expenses	3,553	3,662	2,703	2,523
Less fees waived	(283)	(278)	(217)	(173)
Less expense reimbursements	(262)	(269)	(236)	(237)
Net expenses	3,008	3,115	2,250	2,113
Net investment income (loss)	58,389	58,779	42,473	39,333

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(112)	$(108)	$(92)	$(85)
Investments in affiliates	(87,812)	(106,073)	(64,820)	(91,935)
Futures contracts	(5,215)	(4,298)	(3,903)	(2,958)
Foreign currency transactions	(40)	(257)	(49)	(44)
Net realized gain (loss)	(93,179)	(110,736)	(68,864)	(95,022)
Distribution of capital gains received from investment company affiliates	65,574	75,504	61,225	58,031
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	134	139	103	97
Investments in affiliates	16,708	43,455	20,421	50,979
Futures contracts	(192)	(577)	1,163	(142)
Foreign currency translations	312	701	345	332
Change in net unrealized appreciation/depreciation	16,962	43,718	22,032	51,266
Net realized/unrealized gains (losses)	(10,643)	8,486	14,393	14,275
Change in net assets resulting from operations	$47,746	$67,265	$56,866	$53,608
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$11	$4	$—
Dividend income from affiliates	24,035	7,668	12
Total investment income	24,046	7,672	12
EXPENSES:
Distribution fees:
Class A	284	48	—(b)
Class C	20	8	—(b)
Class R2	221	25	—(b)
Class R3	13	9	—(b)
Service fees:
Class A	284	48	—(b)
Class C	7	3	—(b)
Class I	106	31	—(b)
Class R2	110	12	—(b)
Class R3	13	9	—(b)
Class R4	3	2	—(b)
Class R5	232	62	—(b)
Custodian and accounting fees	31	19	5
Interest expense to affiliates	2	1	—
Professional fees	22	18	15
Trustees’ and Chief Compliance Officer’s fees	15	14	2
Printing and mailing costs	54	36	1
Registration and filing fees	60	54	—(b)
Transfer agency fees (See Note 2.G.)	32	18	1
Offering costs (See Note 2.E.)	—	—	28
Other	27	18	—
Total expenses	1,536	435	52
Less fees waived	(109)	(23)	—(b)
Less expense reimbursements	(211)	(161)	(52)
Net expenses	1,216	251	—(b)
Net investment income (loss)	22,830	7,421	12

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund	JPMorgan SmartRetirement® 2065 Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(48)	$(10)	$—
Investments in affiliates	(41,465)	(11,519)	3
Futures contracts	(1,471)	(717)	—
Foreign currency transactions	(14)	(7)	—
Net realized gain (loss)	(42,998)	(12,253)	3
Distribution of capital gains received from investment company affiliates	33,601	10,664	22
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	56	15	(1)
Investments in affiliates	17,056	3,198	(4)
Futures contracts	218	254	—
Foreign currency translations	123	52	—
Change in net unrealized appreciation/depreciation	17,453	3,519	(5)
Net realized/unrealized gains (losses)	8,056	1,930	20
Change in net assets resulting from operations	$30,886	$9,351	$32

(a)
Commencement of operations was November 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan SmartRetirement® Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,373	$38,513	$30,053	$62,026
Net realized gain (loss)	(26,815)	(2,865)	(36,413)	3,312
Distributions of capital gains received from investment company affiliates	10,666	36,946	14,164	62,593
Change in net unrealized appreciation/depreciation	(4,571)	(294,624)	(8,593)	(461,046)
Change in net assets resulting from operations	1,653	(222,030)	(789)	(333,115)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,112)	(49,714)	(18,025)	(70,887)
Class C	(196)	(925)	(311)	(1,571)
Class I	(3,499)	(11,619)	(5,830)	(26,004)
Class R2	(1,950)	(6,262)	(3,575)	(13,723)
Class R3	(268)	(1,338)	(446)	(3,811)
Class R4	(229)	(431)	(893)	(936)
Class R5	(14,057)	(45,260)	(22,175)	(107,101)
Class R6	(25,420)	(64,380)	(39,299)	(138,585)
Total distributions to shareholders	(60,731)	(179,929)	(90,554)	(362,618)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(112,422)	(161,044)	(309,485)	(642,214)
NET ASSETS:
Change in net assets	(171,500)	(563,003)	(400,828)	(1,337,947)
Beginning of period	1,551,588	2,114,591	2,195,408	3,533,355
End of period	$1,380,088	$1,551,588	$1,794,580	$2,195,408
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$55,855	$97,798	$69,199	$114,230
Net realized gain (loss)	(62,052)	56,545	(62,680)	108,441
Distributions of capital gains received from investment company affiliates	32,603	136,172	53,751	206,944
Change in net unrealized appreciation/depreciation	(19,782)	(918,339)	(24,375)	(1,272,021)
Change in net assets resulting from operations	6,624	(627,824)	35,895	(842,406)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(41,919)	(104,318)	(59,272)	(123,240)
Class C	(1,040)	(2,720)	(1,092)	(2,267)
Class I	(13,374)	(32,137)	(21,185)	(43,704)
Class R2	(7,810)	(18,011)	(14,152)	(26,374)
Class R3	(1,403)	(3,153)	(1,905)	(7,352)
Class R4	(522)	(1,315)	(3,222)	(2,106)
Class R5	(56,639)	(148,742)	(94,601)	(197,330)
Class R6	(119,167)	(232,501)	(166,657)	(270,686)
Total distributions to shareholders	(241,874)	(542,897)	(362,086)	(673,059)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(215,724)	(473,951)	(97,291)	(208,640)
NET ASSETS:
Change in net assets	(450,974)	(1,644,672)	(423,482)	(1,724,105)
Beginning of period	3,932,426	5,577,098	4,957,279	6,681,384
End of period	$3,481,452	$3,932,426	$4,533,797	$4,957,279
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,389	$90,174	$58,779	$85,973
Net realized gain (loss)	(93,179)	47,864	(110,736)	90,535
Distributions of capital gains received from investment company affiliates	65,574	267,700	75,504	301,741
Change in net unrealized appreciation/depreciation	16,962	(1,141,302)	43,718	(1,249,766)
Change in net assets resulting from operations	47,746	(735,564)	67,265	(771,517)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(50,912)	(140,012)	(57,312)	(139,018)
Class C	(737)	(2,017)	(1,006)	(2,461)
Class I	(14,859)	(40,151)	(21,497)	(52,970)
Class R2	(12,742)	(29,925)	(13,697)	(28,602)
Class R3	(2,328)	(5,662)	(1,882)	(9,378)
Class R4	(574)	(2,252)	(3,464)	(1,805)
Class R5	(72,314)	(199,214)	(99,655)	(240,945)
Class R6	(167,207)	(345,001)	(177,119)	(333,753)
Total distributions to shareholders	(321,673)	(764,234)	(375,632)	(808,932)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,584)	107,944	(31,040)	157,681
NET ASSETS:
Change in net assets	(320,511)	(1,391,854)	(339,407)	(1,422,768)
Beginning of period	4,141,499	5,533,353	4,171,559	5,594,327
End of period	$3,820,988	$4,141,499	$3,832,152	$4,171,559
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,473	$59,199	$39,333	$53,763
Net realized gain (loss)	(68,864)	75,449	(95,022)	69,447
Distributions of capital gains received from investment company affiliates	61,225	247,322	58,031	226,993
Change in net unrealized appreciation/depreciation	22,032	(966,087)	51,266	(892,756)
Change in net assets resulting from operations	56,866	(584,117)	53,608	(542,553)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(49,105)	(103,314)	(36,745)	(79,828)
Class C	(616)	(1,374)	(684)	(1,435)
Class I	(14,296)	(29,745)	(17,422)	(37,084)
Class R2	(11,506)	(22,188)	(10,720)	(19,791)
Class R3	(1,916)	(3,706)	(2,060)	(4,243)
Class R4	(438)	(1,109)	(816)	(1,217)
Class R5	(71,106)	(154,771)	(82,000)	(169,458)
Class R6	(157,208)	(256,541)	(122,119)	(205,609)
Total distributions to shareholders	(306,191)	(572,748)	(272,566)	(518,665)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	51,171	144,156	(67,559)	158,759
NET ASSETS:
Change in net assets	(198,154)	(1,012,709)	(286,517)	(902,459)
Beginning of period	3,106,603	4,119,312	2,855,480	3,757,939
End of period	$2,908,449	$3,106,603	$2,568,963	$2,855,480
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,830	$29,084	$7,421	$7,491
Net realized gain (loss)	(42,998)	21,926	(12,253)	(2,170)
Distributions of capital gains received from investment company affiliates	33,601	123,838	10,664	30,156
Change in net unrealized appreciation/depreciation	17,453	(476,513)	3,519	(119,549)
Change in net assets resulting from operations	30,886	(301,665)	9,351	(84,072)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,332)	(34,576)	(2,062)	(3,837)
Class C	(452)	(745)	(114)	(227)
Class I	(7,497)	(12,726)	(1,575)	(2,332)
Class R2	(7,574)	(11,186)	(537)	(778)
Class R3	(957)	(1,327)	(359)	(599)
Class R4	(198)	(278)	(170)	(56)
Class R5	(39,410)	(62,495)	(8,006)	(8,523)
Class R6	(73,628)	(95,074)	(20,100)	(23,096)
Total distributions to shareholders	(149,048)	(218,407)	(32,923)	(39,448)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	52,594	145,088	61,885	136,951
NET ASSETS:
Change in net assets	(65,568)	(374,984)	38,313	13,431
Beginning of period	1,606,847	1,981,831	462,525	449,094
End of period	$1,541,279	$1,606,847	$500,838	$462,525
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

JPMorgan SmartRetirement® 2065 Fund
Period Ended December 31, 2022 (Unaudited)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12
Net realized gain (loss)	3
Distributions of capital gains received from investment company affiliates	22
Change in net unrealized appreciation/depreciation	(5)
Change in net assets resulting from operations	32
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	—(b)
Class C	—(b)
Class I	—(b)
Class R2	—(b)
Class R3	—(b)
Class R4	—(b)
Class R5	(1)
Class R6	(11)
Total distributions to shareholders	(12)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,012
NET ASSETS:
Change in net assets	1,032
Beginning of period	—
End of period	$1,032

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,348	$47,804	$15,560	$63,055
Distributions reinvested	14,570	47,820	17,251	67,718
Cost of shares redeemed	(58,552)	(160,211)	(76,247)	(273,981)
Change in net assets resulting from Class A capital transactions	(28,634)	(64,587)	(43,436)	(143,208)
Class C
Proceeds from shares issued	182	636	158	722
Distributions reinvested	194	911	306	1,522
Cost of shares redeemed	(1,097)	(4,341)	(1,463)	(5,746)
Change in net assets resulting from Class C capital transactions	(721)	(2,794)	(999)	(3,502)
Class I
Proceeds from shares issued	4,240	17,970	5,744	21,980
Distributions reinvested	3,462	11,512	5,801	25,909
Cost of shares redeemed	(14,976)	(56,729)	(41,939)	(122,686)
Change in net assets resulting from Class I capital transactions	(7,274)	(27,247)	(30,394)	(74,797)
Class R2
Proceeds from shares issued	4,461	11,973	4,499	14,792
Distributions reinvested	1,922	6,128	3,526	13,521
Cost of shares redeemed	(5,560)	(25,482)	(13,804)	(42,935)
Change in net assets resulting from Class R2 capital transactions	823	(7,381)	(5,779)	(14,622)
Class R3
Proceeds from shares issued	1,112	2,031	1,037	3,876
Distributions reinvested	215	1,186	374	3,475
Cost of shares redeemed	(3,966)	(5,878)	(15,083)	(10,874)
Change in net assets resulting from Class R3 capital transactions	(2,639)	(2,661)	(13,672)	(3,523)
Class R4
Proceeds from shares issued	2,971	496	14,418	3,094
Distributions reinvested	229	430	892	936
Cost of shares redeemed	(1,454)	(1,661)	(2,339)	(8,654)
Change in net assets resulting from Class R4 capital transactions	1,746	(735)	12,971	(4,624)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$42,503	$67,000	$20,600	$77,055
Distributions reinvested	13,619	44,093	21,803	105,784
Cost of shares redeemed	(116,467)	(178,920)	(247,154)	(368,208)
Change in net assets resulting from Class R5 capital transactions	(60,345)	(67,827)	(204,751)	(185,369)
Class R6
Proceeds from shares issued	41,987	221,833	69,700	217,539
Distributions reinvested	24,117	59,379	37,214	129,704
Cost of shares redeemed	(81,482)	(269,024)	(130,339)	(559,812)
Change in net assets resulting from Class R6 capital transactions	(15,378)	12,188	(23,425)	(212,569)
Total change in net assets resulting from capital transactions	$(112,422)	$(161,044)	$(309,485)	$(642,214)
SHARE TRANSACTIONS:
Class A
Issued	1,086	2,908	1,061	3,695
Reinvested	1,055	2,876	1,211	3,930
Redeemed	(4,143)	(9,660)	(5,216)	(15,683)
Change in Class A Shares	(2,002)	(3,876)	(2,944)	(8,058)
Class C
Issued	13	40	11	40
Reinvested	14	55	22	89
Redeemed	(79)	(268)	(101)	(335)
Change in Class C Shares	(52)	(173)	(68)	(206)
Class I
Issued	295	1,145	389	1,294
Reinvested	250	690	405	1,495
Redeemed	(1,042)	(3,427)	(2,790)	(6,982)
Change in Class I Shares	(497)	(1,592)	(1,996)	(4,193)
Class R2
Issued	314	747	309	879
Reinvested	140	370	248	789
Redeemed	(394)	(1,559)	(948)	(2,503)
Change in Class R2 Shares	60	(442)	(391)	(835)
Class R3
Issued	78	122	71	229
Reinvested	15	72	27	203
Redeemed	(286)	(365)	(1,067)	(629)
Change in Class R3 Shares	(193)	(171)	(969)	(197)
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	215	30	1,017	171
Reinvested	17	26	63	55
Redeemed	(101)	(99)	(159)	(494)
Change in Class R4 Shares	131	(43)	921	(268)
Class R5
Issued	3,031	4,200	1,393	4,362
Reinvested	981	2,638	1,519	6,094
Redeemed	(8,275)	(10,622)	(16,937)	(21,132)
Change in Class R5 Shares	(4,263)	(3,784)	(14,025)	(10,676)
Class R6
Issued	2,949	13,653	4,683	12,317
Reinvested	1,739	3,553	2,595	7,468
Redeemed	(5,691)	(16,089)	(8,778)	(32,204)
Change in Class R6 Shares	(1,003)	1,117	(1,500)	(12,419)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,312	$119,557	$43,823	$148,289
Distributions reinvested	39,758	99,818	56,778	118,303
Cost of shares redeemed	(124,221)	(419,549)	(133,649)	(433,160)
Change in net assets resulting from Class A capital transactions	(44,151)	(200,174)	(33,048)	(166,568)
Class C
Proceeds from shares issued	803	2,844	958	1,894
Distributions reinvested	1,009	2,617	1,045	2,148
Cost of shares redeemed	(2,370)	(7,382)	(2,140)	(4,729)
Change in net assets resulting from Class C capital transactions	(558)	(1,921)	(137)	(687)
Class I
Proceeds from shares issued	11,515	43,570	18,800	61,405
Distributions reinvested	13,326	31,994	21,053	43,440
Cost of shares redeemed	(48,248)	(154,058)	(63,442)	(195,282)
Change in net assets resulting from Class I capital transactions	(23,407)	(78,494)	(23,589)	(90,437)
Class R2
Proceeds from shares issued	7,541	25,190	13,470	38,310
Distributions reinvested	7,716	17,754	14,054	26,084
Cost of shares redeemed	(19,097)	(60,015)	(24,360)	(67,360)
Change in net assets resulting from Class R2 capital transactions	(3,840)	(17,071)	3,164	(2,966)
Class R3
Proceeds from shares issued	1,748	7,604	3,800	10,739
Distributions reinvested	1,188	2,419	1,599	6,566
Cost of shares redeemed	(3,708)	(16,272)	(31,376)	(17,564)
Change in net assets resulting from Class R3 capital transactions	(772)	(6,249)	(25,977)	(259)
Class R4
Proceeds from shares issued	2,230	1,938	28,556	6,075
Distributions reinvested	522	1,315	3,223	2,106
Cost of shares redeemed	(1,813)	(10,746)	(2,698)	(12,950)
Change in net assets resulting from Class R4 capital transactions	939	(7,493)	29,081	(4,769)
Class R5
Proceeds from shares issued	47,786	162,613	63,307	209,075
Distributions reinvested	54,669	144,865	91,106	191,704
Cost of shares redeemed	(333,770)	(450,221)	(400,958)	(474,197)
Change in net assets resulting from Class R5 capital transactions	(231,315)	(142,743)	(246,545)	(73,418)
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$174,803	$417,549	$234,534	$517,461
Distributions reinvested	114,044	218,166	158,437	251,856
Cost of shares redeemed	(201,467)	(655,521)	(193,211)	(638,853)
Change in net assets resulting from Class R6 capital transactions	87,380	(19,806)	199,760	130,464
Total change in net assets resulting from capital transactions	$(215,724)	$(473,951)	$(97,291)	$(208,640)
SHARE TRANSACTIONS:
Class A
Issued	2,599	6,457	2,621	7,342
Reinvested	2,664	5,369	3,546	5,803
Redeemed	(8,093)	(22,403)	(8,060)	(21,165)
Change in Class A Shares	(2,830)	(10,577)	(1,893)	(8,020)
Class C
Issued	54	149	59	96
Reinvested	68	141	66	107
Redeemed	(154)	(402)	(130)	(241)
Change in Class C Shares	(32)	(112)	(5)	(38)
Class I
Issued	738	2,399	1,110	3,045
Reinvested	890	1,714	1,309	2,123
Redeemed	(3,037)	(8,025)	(3,684)	(9,371)
Change in Class I Shares	(1,409)	(3,912)	(1,265)	(4,203)
Class R2
Issued	492	1,406	807	1,955
Reinvested	521	960	884	1,287
Redeemed	(1,236)	(3,243)	(1,463)	(3,328)
Change in Class R2 Shares	(223)	(877)	228	(86)
Class R3
Issued	113	428	229	541
Reinvested	80	130	100	323
Redeemed	(239)	(868)	(1,980)	(858)
Change in Class R3 Shares	(46)	(310)	(1,651)	6
Class R4
Issued	141	107	1,796	297
Reinvested	35	71	201	103
Redeemed	(117)	(588)	(160)	(657)
Change in Class R4 Shares	59	(410)	1,837	(257)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,062	8,745	3,741	10,326
Reinvested	3,645	7,747	5,638	9,329
Redeemed	(21,801)	(23,794)	(24,310)	(22,753)
Change in Class R5 Shares	(15,094)	(7,302)	(14,931)	(3,098)
Class R6
Issued	11,230	22,427	13,937	25,454
Reinvested	7,603	11,661	9,812	12,256
Redeemed	(12,886)	(35,109)	(11,412)	(31,415)
Change in Class R6 Shares	5,947	(1,021)	12,337	6,295
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$44,057	$125,786	$42,667	$125,838
Distributions reinvested	48,328	133,609	54,651	133,091
Cost of shares redeemed	(123,993)	(385,407)	(105,315)	(337,704)
Change in net assets resulting from Class A capital transactions	(31,608)	(126,012)	(7,997)	(78,775)
Class C
Proceeds from shares issued	1,048	2,092	641	2,097
Distributions reinvested	713	1,939	991	2,403
Cost of shares redeemed	(1,759)	(3,824)	(1,414)	(3,641)
Change in net assets resulting from Class C capital transactions	2	207	218	859
Class I
Proceeds from shares issued	14,501	42,564	16,198	51,955
Distributions reinvested	14,853	40,133	21,436	52,855
Cost of shares redeemed	(49,780)	(139,315)	(62,025)	(171,814)
Change in net assets resulting from Class I capital transactions	(20,426)	(56,618)	(24,391)	(67,004)
Class R2
Proceeds from shares issued	12,067	35,174	11,042	30,035
Distributions reinvested	12,610	29,522	13,533	28,131
Cost of shares redeemed	(18,744)	(57,118)	(16,438)	(47,063)
Change in net assets resulting from Class R2 capital transactions	5,933	7,578	8,137	11,103
Class R3
Proceeds from shares issued	3,100	10,314	3,348	9,500
Distributions reinvested	2,080	4,711	1,621	8,645
Cost of shares redeemed	(4,261)	(20,899)	(31,300)	(13,300)
Change in net assets resulting from Class R3 capital transactions	919	(5,874)	(26,331)	4,845
Class R4
Proceeds from shares issued	767	1,377	28,762	3,265
Distributions reinvested	574	2,252	3,464	1,805
Cost of shares redeemed	(2,814)	(13,049)	(3,566)	(9,527)
Change in net assets resulting from Class R4 capital transactions	(1,473)	(9,420)	28,660	(4,457)
Class R5
Proceeds from shares issued	62,615	192,671	69,089	183,570
Distributions reinvested	67,958	190,321	94,475	231,038
Cost of shares redeemed	(334,091)	(362,403)	(415,233)	(360,422)
Change in net assets resulting from Class R5 capital transactions	(203,518)	20,589	(251,669)	54,186
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$233,933	$486,296	$230,560	$472,022
Distributions reinvested	160,603	325,459	169,696	312,197
Cost of shares redeemed	(190,949)	(534,261)	(157,923)	(547,295)
Change in net assets resulting from Class R6 capital transactions	203,587	277,494	242,333	236,924
Total change in net assets resulting from capital transactions	$(46,584)	$107,944	$(31,040)	$157,681
SHARE TRANSACTIONS:
Class A
Issued	2,564	5,912	2,311	5,447
Reinvested	2,950	6,302	3,130	5,777
Redeemed	(7,315)	(17,650)	(5,753)	(14,282)
Change in Class A Shares	(1,801)	(5,436)	(312)	(3,058)
Class C
Issued	62	97	35	91
Reinvested	44	93	58	107
Redeemed	(105)	(183)	(78)	(163)
Change in Class C Shares	1	7	15	35
Class I
Issued	844	2,005	866	2,271
Reinvested	899	1,879	1,221	2,283
Redeemed	(2,807)	(6,176)	(3,224)	(7,041)
Change in Class I Shares	(1,064)	(2,292)	(1,137)	(2,487)
Class R2
Issued	702	1,739	604	1,348
Reinvested	774	1,399	784	1,231
Redeemed	(1,095)	(2,656)	(902)	(1,991)
Change in Class R2 Shares	381	482	486	588
Class R3
Issued	182	508	182	429
Reinvested	128	223	93	377
Redeemed	(248)	(968)	(1,800)	(554)
Change in Class R3 Shares	62	(237)	(1,525)	252
Class R4
Issued	43	66	1,653	139
Reinvested	35	105	198	78
Redeemed	(161)	(605)	(191)	(406)
Change in Class R4 Shares	(83)	(434)	1,660	(189)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,598	9,049	3,686	7,987
Reinvested	4,107	8,894	5,352	9,939
Redeemed	(19,720)	(16,325)	(22,973)	(14,917)
Change in Class R5 Shares	(12,015)	1,618	(13,935)	3,009
Class R6
Issued	13,473	22,759	12,304	20,260
Reinvested	9,703	15,209	9,619	13,430
Redeemed	(10,937)	(24,804)	(8,407)	(23,441)
Change in Class R6 Shares	12,239	13,164	13,516	10,249
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$42,938	$108,439	$38,451	$113,739
Distributions reinvested	46,618	98,607	34,664	75,093
Cost of shares redeemed	(83,060)	(273,180)	(75,513)	(240,351)
Change in net assets resulting from Class A capital transactions	6,496	(66,134)	(2,398)	(51,519)
Class C
Proceeds from shares issued	366	820	435	1,429
Distributions reinvested	607	1,330	668	1,390
Cost of shares redeemed	(432)	(3,473)	(564)	(2,366)
Change in net assets resulting from Class C capital transactions	541	(1,323)	539	453
Class I
Proceeds from shares issued	11,735	36,700	19,866	47,798
Distributions reinvested	14,248	29,593	17,407	37,047
Cost of shares redeemed	(38,620)	(143,150)	(49,558)	(153,091)
Change in net assets resulting from Class I capital transactions	(12,637)	(76,857)	(12,285)	(68,246)
Class R2
Proceeds from shares issued	10,030	23,516	11,972	25,951
Distributions reinvested	11,299	21,711	10,590	19,449
Cost of shares redeemed	(16,529)	(45,509)	(14,293)	(35,534)
Change in net assets resulting from Class R2 capital transactions	4,800	(282)	8,269	9,866
Class R3
Proceeds from shares issued	2,263	8,186	3,085	8,193
Distributions reinvested	1,765	3,178	1,836	3,657
Cost of shares redeemed	(4,404)	(12,620)	(6,561)	(10,953)
Change in net assets resulting from Class R3 capital transactions	(376)	(1,256)	(1,640)	897
Class R4
Proceeds from shares issued	1,335	2,458	4,205	2,630
Distributions reinvested	438	1,109	816	1,217
Cost of shares redeemed	(2,332)	(7,846)	(3,572)	(5,007)
Change in net assets resulting from Class R4 capital transactions	(559)	(4,279)	1,449	(1,160)
Class R5
Proceeds from shares issued	61,855	172,821	71,953	194,389
Distributions reinvested	66,052	146,085	74,309	156,722
Cost of shares redeemed	(277,908)	(265,515)	(377,200)	(254,297)
Change in net assets resulting from Class R5 capital transactions	(150,001)	53,391	(230,938)	96,814
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$196,133	$412,718	$185,185	$367,854
Distributions reinvested	151,140	241,021	116,115	190,660
Cost of shares redeemed	(144,366)	(412,843)	(131,855)	(386,860)
Change in net assets resulting from Class R6 capital transactions	202,907	240,896	169,445	171,654
Total change in net assets resulting from capital transactions	$51,171	$144,156	$(67,559)	$158,759
SHARE TRANSACTIONS:
Class A
Issued	2,333	4,714	2,078	4,919
Reinvested	2,708	4,267	1,992	3,226
Redeemed	(4,588)	(11,658)	(4,131)	(10,143)
Change in Class A Shares	453	(2,677)	(61)	(1,998)
Class C
Issued	20	35	25	62
Reinvested	36	59	39	61
Redeemed	(24)	(152)	(32)	(106)
Change in Class C Shares	32	(58)	32	17
Class I
Issued	628	1,621	1,056	2,061
Reinvested	822	1,273	993	1,583
Redeemed	(2,016)	(5,776)	(2,590)	(6,268)
Change in Class I Shares	(566)	(2,882)	(541)	(2,624)
Class R2
Issued	552	1,049	654	1,158
Reinvested	664	948	616	843
Redeemed	(906)	(1,931)	(781)	(1,515)
Change in Class R2 Shares	310	66	489	486
Class R3
Issued	124	374	170	369
Reinvested	103	138	106	158
Redeemed	(238)	(536)	(369)	(457)
Change in Class R3 Shares	(11)	(24)	(93)	70
Class R4
Issued	71	109	237	114
Reinvested	25	48	47	52
Redeemed	(124)	(330)	(189)	(203)
Change in Class R4 Shares	(28)	(173)	95	(37)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,319	7,554	3,840	8,461
Reinvested	3,796	6,273	4,221	6,675
Redeemed	(15,370)	(11,129)	(21,052)	(10,578)
Change in Class R5 Shares	(8,255)	2,698	(12,991)	4,558
Class R6
Issued	10,531	17,906	9,843	15,814
Reinvested	8,688	10,348	6,597	8,114
Redeemed	(7,731)	(17,765)	(6,985)	(16,590)
Change in Class R6 Shares	11,488	10,489	9,455	7,338
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,983	$90,196	$11,805	$26,528
Distributions reinvested	18,244	32,278	2,030	3,727
Cost of shares redeemed	(53,689)	(166,880)	(16,711)	(29,755)
Change in net assets resulting from Class A capital transactions	(462)	(44,406)	(2,876)	500
Class C
Proceeds from shares issued	321	663	328	1,221
Distributions reinvested	448	745	90	183
Cost of shares redeemed	(438)	(773)	(291)	(880)
Change in net assets resulting from Class C capital transactions	331	635	127	524
Class I
Proceeds from shares issued	11,884	30,128	6,906	18,670
Distributions reinvested	7,485	12,722	1,574	2,331
Cost of shares redeemed	(30,965)	(78,095)	(10,844)	(36,009)
Change in net assets resulting from Class I capital transactions	(11,596)	(35,245)	(2,364)	(15,008)
Class R2
Proceeds from shares issued	10,965	24,452	2,269	4,484
Distributions reinvested	7,450	10,857	537	778
Cost of shares redeemed	(13,145)	(30,670)	(2,745)	(3,043)
Change in net assets resulting from Class R2 capital transactions	5,270	4,639	61	2,219
Class R3
Proceeds from shares issued	1,651	4,930	1,839	4,018
Distributions reinvested	873	1,175	342	565
Cost of shares redeemed	(1,605)	(6,756)	(2,952)	(2,994)
Change in net assets resulting from Class R3 capital transactions	919	(651)	(771)	1,589
Class R4
Proceeds from shares issued	277	813	2,143	354
Distributions reinvested	198	278	170	56
Cost of shares redeemed	(521)	(2,242)	(112)	(1,101)
Change in net assets resulting from Class R4 capital transactions	(46)	(1,151)	2,201	(691)
Class R5
Proceeds from shares issued	60,112	145,746	33,598	69,540
Distributions reinvested	38,906	61,925	8,003	8,518
Cost of shares redeemed	(177,903)	(135,204)	(43,151)	(26,681)
Change in net assets resulting from Class R5 capital transactions	(78,885)	72,467	(1,550)	51,377
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$150,715	$271,527	$87,648	$160,560
Distributions reinvested	70,141	87,136	19,124	20,668
Cost of shares redeemed	(83,793)	(209,863)	(39,715)	(84,787)
Change in net assets resulting from Class R6 capital transactions	137,063	148,800	67,057	96,441
Total change in net assets resulting from capital transactions	$52,594	$145,088	$61,885	$136,951
SHARE TRANSACTIONS:
Class A
Issued	1,570	3,317	645	1,211
Reinvested	868	1,157	115	163
Redeemed	(2,462)	(6,022)	(952)	(1,329)
Change in Class A Shares	(24)	(1,548)	(192)	45
Class C
Issued	15	24	17	54
Reinvested	21	27	6	8
Redeemed	(20)	(29)	(17)	(43)
Change in Class C Shares	16	22	6	19
Class I
Issued	530	1,118	375	855
Reinvested	355	454	88	102
Redeemed	(1,331)	(2,679)	(569)	(1,554)
Change in Class I Shares	(446)	(1,107)	(106)	(597)
Class R2
Issued	495	918	125	208
Reinvested	358	392	31	34
Redeemed	(588)	(1,092)	(150)	(134)
Change in Class R2 Shares	265	218	6	108
Class R3
Issued	75	187	100	186
Reinvested	41	42	19	25
Redeemed	(72)	(241)	(168)	(132)
Change in Class R3 Shares	44	(12)	(49)	79
Class R4
Issued	12	31	124	16
Reinvested	10	10	10	2
Redeemed	(23)	(76)	(6)	(49)
Change in Class R4 Shares	(1)	(35)	128	(31)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	2,668	5,390	1,818	3,213
Reinvested	1,839	2,210	449	372
Redeemed	(8,234)	(4,834)	(2,400)	(1,167)
Change in Class R5 Shares	(3,727)	2,766	(133)	2,418
Class R6
Issued	6,690	9,932	4,725	7,318
Reinvested	3,315	3,107	1,072	901
Redeemed	(3,725)	(7,770)	(2,154)	(3,921)
Change in Class R6 Shares	6,280	5,269	3,643	4,298
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

JPMorgan SmartRetirement® 2065 Fund
Period Ended December 31, 2022 (Unaudited)(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20
Change in net assets resulting from Class A capital transactions	20
Class C
Proceeds from shares issued	20
Change in net assets resulting from Class C capital transactions	20
Class I
Proceeds from shares issued	20
Change in net assets resulting from Class I capital transactions	20
Class R2
Proceeds from shares issued	20
Change in net assets resulting from Class R2 capital transactions	20
Class R3
Proceeds from shares issued	20
Change in net assets resulting from Class R3 capital transactions	20
Class R4
Proceeds from shares issued	20
Change in net assets resulting from Class R4 capital transactions	20
Class R5
Proceeds from shares issued	20
Distributions reinvested	1
Change in net assets resulting from Class R5 capital transactions	21
Class R6
Proceeds from shares issued	860
Distributions reinvested	11
Change in net assets resulting from Class R6 capital transactions	871
Total change in net assets resulting from capital transactions	$1,012
SHARE TRANSACTIONS:
Class A
Issued	2
Change in Class A Shares	2
Class C
Issued	2
Change in Class C Shares	2

(a)
Commencement of operations was November 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2065 Fund
Period Ended December 31, 2022 (Unaudited)(a)
SHARE TRANSACTIONS: (continued)
Class I
Issued	1
Change in Class I Shares	1
Class R2
Issued	1
Change in Class R2 Shares	1
Class R3
Issued	1
Change in Class R3 Shares	1
Class R4
Issued	1
Change in Class R4 Shares	1
Class R5
Issued	1
Reinvested	—(b)
Change in Class R5 Shares	1
Class R6
Issued	58
Reinvested	1
Change in Class R6 Shares	59

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.17	$0.20	$(0.20)	$— (h)	$(0.35)	$(0.23)	$(0.58)
Year Ended June 30, 2022	17.87	0.32	(2.33)	(2.01)	(0.27)	(1.42)	(1.69)
Year Ended June 30, 2021	16.21	0.30	2.14	2.44	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.14	0.42	0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47	0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38	0.35	0.73	(0.41)	(0.27)	(0.68)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.06	0.15	(0.19)	(0.04)	(0.24)	(0.23)	(0.47)
Year Ended June 30, 2022	17.79	0.21	(2.31)	(2.10)	(0.21)	(1.42)	(1.63)
Year Ended June 30, 2021	16.13	0.19	2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31	0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35	0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25	0.36	0.61	(0.29)	(0.27)	(0.56)
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.21	0.21	(0.20)	0.01	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2022	17.91	0.34	(2.34)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.24	0.32	2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44	0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49	0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41	0.34	0.75	(0.43)	(0.27)	(0.70)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	14.10	0.17	(0.19)	(0.02)	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.82	0.25	(2.32)	(2.07)	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2021	16.17	0.23	2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35	0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39	0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30	0.34	0.64	(0.32)	(0.27)	(0.59)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.08	0.18	(0.18)	—(h)	(0.30)	(0.23)	(0.53)
Year Ended June 30, 2022	17.78	0.29	(2.32)	(2.03)	(0.25)	(1.42)	(1.67)
Year Ended June 30, 2021	16.14	0.28	2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38	0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45	0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38	0.31	0.69	(0.39)	(0.27)	(0.66)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	14.19	0.22	(0.21)	0.01	(0.38)	(0.23)	(0.61)
Year Ended June 30, 2022	17.89	0.33	(2.33)	(2.00)	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.21	0.31	2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43	0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48	0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50	0.23	0.73	(0.44)	(0.27)	(0.71)
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.59	0.00% (i)	$361,819	0.34% (j)	2.80% (j)	0.54% (j)	9%
14.17	(12.56)	405,590	0.34	1.92	0.54	39
17.87	15.27	580,693	0.32	1.76	0.53	32
16.21	2.80	725,302	0.31	2.46	0.53	44
18.14	5.65	913,902	0.31	2.62	0.53	22
18.19	4.02	1,109,062	0.30	2.07	0.53	23

13.55	(0.30)	5,740	0.97(j)	2.15(j)	1.05(j)	9
14.06	(13.09)	6,689	0.97	1.27	1.04	39
17.79	14.58	11,547	0.95	1.11	1.03	32
16.13	2.10	19,316	0.94	1.82	1.03	44
18.07	5.02	25,211	0.94	2.00	1.02	22
18.12	3.34	27,229	0.94	1.36	1.02	23

13.62	0.07	80,984	0.22(j)	2.93(j)	0.28(j)	9
14.21	(12.48)	91,551	0.22	2.04	0.27	39
17.91	15.43	143,855	0.20	1.84	0.27	32
16.24	2.86	275,968	0.19	2.59	0.27	44
18.18	5.83	376,751	0.19	2.74	0.27	22
18.22	4.13	459,288	0.19	2.18	0.26	23

13.55	(0.19)	51,072	0.75(j)	2.44(j)	0.78(j)	9
14.10	(12.91)	52,294	0.75	1.51	0.78	39
17.82	14.74	73,969	0.75	1.34	0.78	32
16.17	2.29	96,609	0.75	2.03	0.77	44
18.11	5.24	135,758	0.75	2.17	0.77	22
18.15	3.55	188,266	0.75	1.62	0.77	23

13.55	0.00(i)	6,962	0.50(j)	2.50(j)	0.53(j)	9
14.08	(12.70)	9,961	0.50	1.74	0.53	39
17.78	15.01	15,618	0.50	1.60	0.52	32
16.14	2.57	21,053	0.50	2.26	0.52	44
18.08	5.51	20,882	0.50	2.51	0.52	22
18.13	3.80	13,282	0.50	2.06	0.53	23

13.59	0.05	5,259	0.25(j)	3.10(j)	0.27(j)	9
14.19	(12.50)	3,635	0.25	2.00	0.27	39
17.89	15.38	5,349	0.25	1.82	0.27	32
16.21	2.81	16,424	0.25	2.50	0.27	44
18.15	5.78	18,329	0.25	2.70	0.26	22
18.19	4.00	17,266	0.25	2.71	0.37	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$14.25	$0.22	$(0.20)	$0.02	$(0.39)	$(0.23)	$(0.62)
Year Ended June 30, 2022	17.94	0.36	(2.34)	(1.98)	(0.29)	(1.42)	(1.71)
Year Ended June 30, 2021	16.28	0.35	2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46	0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50	0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42	0.35	0.77	(0.45)	(0.27)	(0.72)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.26	0.23	(0.20)	0.03	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2022	17.94	0.38	(2.34)	(1.96)	(0.30)	(1.42)	(1.72)
Year Ended June 30, 2021	16.28	0.36	2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47	0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53	0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45	0.34	0.79	(0.47)	(0.27)	(0.74)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.65	0.13%	$308,237	0.10% (j)	3.02% (j)	0.12% (j)	9%
14.25	(12.35)	382,540	0.10	2.15	0.12	39
17.94	15.47	549,434	0.10	1.99	0.12	32
16.28	3.01	663,490	0.10	2.66	0.12	44
18.21	5.91	937,765	0.10	2.80	0.12	22
18.25	4.21	1,273,234	0.10	2.25	0.11	23

13.65	0.19	560,015	0.00(j)	3.17(j)	0.03(j)	9
14.26	(12.23)	599,328	0.00	2.26	0.02	39
17.94	15.59	734,126	0.00	2.08	0.02	32
16.28	3.12	852,524	0.00	2.77	0.02	44
18.21	6.02	902,534	0.00	2.95	0.02	22
18.25	4.32	853,005	0.00	2.44	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$14.68	$0.20	$(0.20)	$— (h)	$(0.39)	$(0.30)	$(0.69)
Year Ended June 30, 2022	18.97	0.32	(2.41)	(2.09)	(0.28)	(1.92)	(2.20)
Year Ended June 30, 2021	17.14	0.31	2.38	2.69	(0.38)	(0.48)	(0.86)
Year Ended June 30, 2020	19.25	0.43	0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47	0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39	0.62	1.01	(0.42)	(0.39)	(0.81)
Class C
Six Months Ended December 31, 2022 (Unaudited)	14.56	0.16	(0.21)	(0.05)	(0.28)	(0.30)	(0.58)
Year Ended June 30, 2022	18.87	0.22	(2.39)	(2.17)	(0.22)	(1.92)	(2.14)
Year Ended June 30, 2021	17.05	0.19	2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32	0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35	0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26	0.63	0.89	(0.30)	(0.39)	(0.69)
Class I
Six Months Ended December 31, 2022 (Unaudited)	14.76	0.21	(0.20)	0.01	(0.41)	(0.30)	(0.71)
Year Ended June 30, 2022	19.05	0.35	(2.43)	(2.08)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.21	0.33	2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46	0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42	0.63	1.05	(0.45)	(0.39)	(0.84)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	14.60	0.18	(0.21)	(0.03)	(0.33)	(0.30)	(0.63)
Year Ended June 30, 2022	18.90	0.26	(2.39)	(2.13)	(0.25)	(1.92)	(2.17)
Year Ended June 30, 2021	17.08	0.24	2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36	0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39	0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31	0.62	0.93	(0.34)	(0.39)	(0.73)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	14.59	0.17	(0.18)	(0.01)	(0.30)	(0.30)	(0.60)
Year Ended June 30, 2022	18.87	0.31	(2.40)	(2.09)	(0.27)	(1.92)	(2.19)
Year Ended June 30, 2021	17.06	0.29	2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41	0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46	0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37	0.61	0.98	(0.40)	(0.39)	(0.79)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	14.73	0.27	(0.26)	0.01	(0.44)	(0.30)	(0.74)
Year Ended June 30, 2022	19.01	0.36	(2.43)	(2.07)	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.16	0.34	2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45	0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50	0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44	0.59	1.03	(0.46)	(0.39)	(0.85)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.99	(0.07)%	$379,919	0.40% (i)	2.73% (i)	0.53% (i)	6%
14.68	(12.59)	441,919	0.40	1.86	0.52	35
18.97	15.90	723,758	0.38	1.68	0.52	33
17.14	2.87	1,016,969	0.37	2.39	0.52	45
19.25	5.74	1,329,583	0.36	2.49	0.52	23
19.34	5.24	1,575,073	0.34	1.97	0.52	23

13.93	(0.40)	7,742	1.00(i)	2.12(i)	1.05(i)	6
14.56	(13.05)	9,079	1.00	1.26	1.04	35
18.87	15.18	15,662	0.98	1.04	1.02	33
17.05	2.26	26,138	0.97	1.80	1.03	45
19.16	5.08	32,725	0.96	1.87	1.02	23
19.26	4.60	35,803	0.96	1.31	1.02	23

14.06	0.01	119,157	0.25(i)	2.87(i)	0.27(i)	6
14.76	(12.47)	154,572	0.25	2.01	0.27	35
19.05	16.06	279,318	0.23	1.80	0.26	33
17.21	3.01	500,145	0.22	2.54	0.26	45
19.32	5.88	657,042	0.21	2.64	0.27	23
19.41	5.41	794,082	0.21	2.11	0.26	23

13.94	(0.23)	80,421	0.75(i)	2.40(i)	0.77(i)	6
14.60	(12.86)	89,945	0.75	1.52	0.77	35
18.90	15.48	132,238	0.75	1.32	0.77	33
17.08	2.47	164,523	0.75	2.01	0.77	45
19.19	5.27	235,222	0.75	2.08	0.77	23
19.29	4.82	336,321	0.75	1.57	0.76	23

13.98	(0.12)	10,820	0.50(i)	2.26(i)	0.52(i)	6
14.59	(12.65)	25,428	0.50	1.77	0.52	35
18.87	15.74	36,610	0.50	1.57	0.51	33
17.06	2.75	43,462	0.50	2.28	0.52	45
19.17	5.51	45,957	0.50	2.45	0.52	23
19.29	5.10	18,588	0.50	1.90	0.52	23

14.00	0.01	17,210	0.25(i)	3.62(i)	0.27(i)	6
14.73	(12.44)	4,551	0.25	2.04	0.27	35
19.01	16.11	10,965	0.25	1.83	0.26	33
17.16	2.94	27,376	0.25	2.48	0.26	45
19.28	5.86	39,275	0.25	2.65	0.26	23
19.37	5.31	33,799	0.25	2.26	0.29	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$14.80	$0.22	$(0.20)	$0.02	$(0.44)	$(0.30)	$(0.74)
Year Ended June 30, 2022	19.07	0.38	(2.42)	(2.04)	(0.31)	(1.92)	(2.23)
Year Ended June 30, 2021	17.23	0.36	2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48	0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52	0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43	0.64	1.07	(0.47)	(0.39)	(0.86)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	14.81	0.24	(0.21)	0.03	(0.46)	(0.30)	(0.76)
Year Ended June 30, 2022	19.08	0.40	(2.43)	(2.03)	(0.32)	(1.92)	(2.24)
Year Ended June 30, 2021	17.23	0.38	2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50	0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55	0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47	0.62	1.09	(0.49)	(0.39)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$14.08	0.05%	$419,845	0.10% (i)	2.93% (i)	0.12% (i)	6%
14.80	(12.27)	648,747	0.10	2.16	0.12	35
19.07	16.22	1,039,921	0.10	1.97	0.11	33
17.23	3.13	1,300,373	0.10	2.64	0.11	45
19.34	5.99	1,815,333	0.10	2.73	0.11	23
19.43	5.52	2,456,985	0.10	2.19	0.11	23

14.08	0.14	759,466	0.00(i)	3.16(i)	0.02(i)	6
14.81	(12.22)	821,167	0.00	2.28	0.02	35
19.08	16.40	1,294,883	0.00	2.07	0.01	33
17.23	3.23	1,515,075	0.00	2.76	0.01	45
19.34	6.04	1,648,084	0.00	2.87	0.01	23
19.44	5.63	1,508,100	0.00	2.39	0.01	23
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$15.52	$0.21	$(0.18)	$0.03	$(0.34)	$(0.66)	$(1.00)
Year Ended June 30, 2022	20.09	0.32	(2.75)	(2.43)	(0.34)	(1.80)	(2.14)
Year Ended June 30, 2021	17.34	0.29	3.31	3.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	19.22	0.41	0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43	0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35	0.84	1.19	(0.38)	(0.38)	(0.76)
Class C
Six Months Ended December 31, 2022 (Unaudited)	15.40	0.16	(0.18)	(0.02)	(0.25)	(0.66)	(0.91)
Year Ended June 30, 2022	20.01	0.22	(2.75)	(2.53)	(0.28)	(1.80)	(2.08)
Year Ended June 30, 2021	17.27	0.17	3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30	0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32	0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22	0.84	1.06	(0.26)	(0.38)	(0.64)
Class I
Six Months Ended December 31, 2022 (Unaudited)	15.58	0.22	(0.17)	0.05	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.15	0.36	(2.77)	(2.41)	(0.36)	(1.80)	(2.16)
Year Ended June 30, 2021	17.39	0.32	3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44	0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46	0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38	0.84	1.22	(0.41)	(0.38)	(0.79)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	15.42	0.18	(0.17)	0.01	(0.30)	(0.66)	(0.96)
Year Ended June 30, 2022	20.01	0.26	(2.74)	(2.48)	(0.31)	(1.80)	(2.11)
Year Ended June 30, 2021	17.27	0.22	3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34	0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35	0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27	0.84	1.11	(0.31)	(0.38)	(0.69)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	15.44	0.20	(0.17)	0.03	(0.34)	(0.66)	(1.00)
Year Ended June 30, 2022	20.01	0.31	(2.75)	(2.44)	(0.33)	(1.80)	(2.13)
Year Ended June 30, 2021	17.27	0.27	3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39	0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41	0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36	0.80	1.16	(0.38)	(0.38)	(0.76)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	15.54	0.23	(0.18)	0.05	(0.38)	(0.66)	(1.04)
Year Ended June 30, 2022	20.11	0.35	(2.77)	(2.42)	(0.35)	(1.80)	(2.15)
Year Ended June 30, 2021	17.34	0.32	3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44	0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46	0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45	0.75	1.20	(0.42)	(0.38)	(0.80)
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$14.55	0.16%	$635,727	0.43% (h)	2.66% (h)	0.52% (h)	6%
15.52	(13.71)	722,117	0.43	1.72	0.52	39
20.09	21.06	1,147,634	0.41	1.52	0.52	32
17.34	2.22	1,348,331	0.40	2.25	0.52	51
19.22	5.80	1,618,745	0.38	2.28	0.52	24
19.18	6.33	1,802,572	0.36	1.78	0.52	26

14.47	(0.19)	17,480	1.00(h)	2.10(h)	1.03(h)	6
15.40	(14.23)	19,094	1.00	1.17	1.03	39
20.01	20.39	27,048	1.00	0.91	1.02	32
17.27	1.62	30,825	0.99	1.64	1.03	51
19.15	5.20	35,802	0.97	1.69	1.02	24
19.11	5.65	39,725	0.97	1.13	1.03	26

14.59	0.24	197,007	0.25(h)	2.86(h)	0.27(h)	6
15.58	(13.59)	232,343	0.25	1.91	0.26	39
20.15	21.25	379,329	0.25	1.66	0.26	32
17.39	2.37	608,686	0.24	2.40	0.26	51
19.27	6.01	760,817	0.22	2.45	0.26	24
19.22	6.47	870,554	0.22	1.93	0.26	26

14.47	(0.03)	122,995	0.75(h)	2.37(h)	0.77(h)	6
15.42	(14.01)	134,496	0.75	1.41	0.77	39
20.01	20.68	192,084	0.75	1.18	0.77	32
17.27	1.86	220,376	0.75	1.90	0.77	51
19.15	5.42	282,956	0.75	1.90	0.77	24
19.11	5.89	360,270	0.75	1.39	0.76	26

14.47	0.12	21,087	0.50(h)	2.61(h)	0.52(h)	6
15.44	(13.80)	23,213	0.50	1.65	0.52	39
20.01	21.00	36,301	0.50	1.44	0.52	32
17.27	2.07	43,901	0.50	2.17	0.52	51
19.16	5.72	41,862	0.50	2.21	0.52	24
19.12	6.15	26,624	0.50	1.83	0.52	26

14.55	0.23	7,629	0.25(h)	2.91(h)	0.27(h)	6
15.54	(13.62)	7,229	0.25	1.85	0.27	39
20.11	21.32	17,587	0.25	1.69	0.26	32
17.34	2.37	39,366	0.25	2.40	0.26	51
19.22	5.95	36,267	0.25	2.47	0.26	24
19.18	6.39	23,227	0.25	2.33	0.27	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$15.61	$0.23	$(0.17)	$0.06	$(0.40)	$(0.66)	$(1.06)
Year Ended June 30, 2022	20.18	0.38	(2.78)	(2.40)	(0.37)	(1.80)	(2.17)
Year Ended June 30, 2021	17.41	0.35	3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46	0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48	0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40	0.84	1.24	(0.43)	(0.38)	(0.81)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	15.62	0.25	(0.18)	0.07	(0.42)	(0.66)	(1.08)
Year Ended June 30, 2022	20.18	0.41	(2.79)	(2.38)	(0.38)	(1.80)	(2.18)
Year Ended June 30, 2021	17.41	0.37	3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48	0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50	0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43	0.82	1.25	(0.45)	(0.38)	(0.83)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$14.61	0.33%	$787,989	0.10% (h)	2.91% (h)	0.11% (h)	6%
15.61	(13.50)	1,077,778	0.10	2.07	0.11	39
20.18	21.48	1,540,051	0.10	1.84	0.11	32
17.41	2.51	1,741,634	0.10	2.52	0.11	51
19.29	6.13	2,183,769	0.10	2.54	0.11	24
19.24	6.59	2,693,857	0.10	2.02	0.11	26

14.61	0.39	1,691,538	0.00(h)	3.16(h)	0.01(h)	6
15.62	(13.40)	1,716,156	0.00	2.18	0.01	39
20.18	21.61	2,237,064	0.00	1.94	0.01	32
17.41	2.61	2,278,065	0.00	2.64	0.01	51
19.29	6.24	2,280,809	0.00	2.68	0.01	24
19.24	6.64	1,875,060	0.00	2.20	0.01	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$16.73	$0.22	$(0.09)	$0.13	$(0.33)	$(0.93)	$(1.26)
Year Ended June 30, 2022	21.89	0.33	(3.14)	(2.81)	(0.40)	(1.95)	(2.35)
Year Ended June 30, 2021	18.17	0.28	4.27	4.55	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	21.00	0.41	(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43	0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34	1.24	1.58	(0.40)	(0.48)	(0.88)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.47	0.17	(0.09)	0.08	(0.23)	(0.93)	(1.16)
Year Ended June 30, 2022	21.64	0.21	(3.09)	(2.88)	(0.34)	(1.95)	(2.29)
Year Ended June 30, 2021	17.96	0.15	4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30	(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30	0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20	1.24	1.44	(0.27)	(0.48)	(0.75)
Class I
Six Months Ended December 31, 2022 (Unaudited)	16.81	0.23	(0.09)	0.14	(0.36)	(0.93)	(1.29)
Year Ended June 30, 2022	21.97	0.37	(3.16)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.22	0.31	4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45	(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46	0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37	1.24	1.61	(0.43)	(0.48)	(0.91)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	16.62	0.19	(0.09)	0.10	(0.28)	(0.93)	(1.21)
Year Ended June 30, 2022	21.80	0.26	(3.12)	(2.86)	(0.37)	(1.95)	(2.32)
Year Ended June 30, 2021	18.09	0.21	4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35	(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35	0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26	1.23	1.49	(0.31)	(0.48)	(0.79)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	16.65	0.17	(0.05)	0.12	(0.25)	(0.93)	(1.18)
Year Ended June 30, 2022	21.80	0.32	(3.13)	(2.81)	(0.39)	(1.95)	(2.34)
Year Ended June 30, 2021	18.10	0.26	4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40	(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42	0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33	1.21	1.54	(0.38)	(0.48)	(0.86)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	16.77	0.31	(0.16)	0.15	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2022	21.93	0.36	(3.15)	(2.79)	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.18	0.31	4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43	(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46	0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39	1.22	1.61	(0.44)	(0.48)	(0.92)
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$15.60	0.68%	$779,031	0.43% (h)	2.54% (h)	0.52% (h)	6%
16.73	(14.62)	866,979	0.43	1.61	0.52	42
21.89	25.39	1,310,223	0.41	1.35	0.52	38
18.17	1.39	1,502,785	0.40	2.13	0.52	51
21.00	5.82	1,817,991	0.38	2.09	0.52	19
21.03	7.74	1,996,352	0.36	1.61	0.52	30

15.39	0.40	15,232	1.00(h)	2.00(h)	1.03(h)	6
16.47	(15.09)	16,382	1.00	1.06	1.03	42
21.64	24.72	22,367	1.00	0.76	1.03	38
17.96	0.73	27,199	0.99	1.56	1.03	51
20.80	5.21	34,612	0.97	1.48	1.02	19
20.84	7.10	37,658	0.97	0.95	1.03	30

15.66	0.76	270,104	0.25(h)	2.75(h)	0.26(h)	6
16.81	(14.48)	311,120	0.25	1.80	0.26	42
21.97	25.69	498,963	0.25	1.50	0.26	38
18.22	1.49	667,687	0.24	2.29	0.26	51
21.06	6.02	842,817	0.22	2.25	0.26	19
21.08	7.87	941,298	0.22	1.76	0.26	30

15.51	0.51	191,159	0.75(h)	2.27(h)	0.77(h)	6
16.62	(14.92)	200,990	0.75	1.32	0.76	42
21.80	25.04	265,500	0.75	1.02	0.76	38
18.09	1.03	279,698	0.75	1.79	0.76	51
20.92	5.39	376,464	0.75	1.70	0.77	19
20.96	7.35	481,236	0.75	1.22	0.76	30

15.59	0.65	26,795	0.50(h)	2.00(h)	0.52(h)	6
16.65	(14.66)	56,115	0.50	1.57	0.51	42
21.80	25.30	73,364	0.50	1.30	0.51	38
18.10	1.25	68,796	0.50	2.06	0.51	51
20.94	5.72	65,515	0.50	2.04	0.52	19
20.98	7.57	26,714	0.50	1.54	0.52	30

15.60	0.80	40,617	0.25(h)	3.72(h)	0.26(h)	6
16.77	(14.51)	12,839	0.25	1.79	0.26	42
21.93	25.69	22,446	0.25	1.53	0.26	38
18.18	1.49	45,528	0.25	2.19	0.26	51
21.02	5.97	61,313	0.25	2.26	0.26	19
21.05	7.90	41,513	0.25	1.81	0.29	30
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$16.88	$0.24	$(0.08)	$0.16	$(0.39)	$(0.93)	$(1.32)
Year Ended June 30, 2022	22.04	0.40	(3.17)	(2.77)	(0.44)	(1.95)	(2.39)
Year Ended June 30, 2021	18.28	0.34	4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47	(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49	0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40	1.24	1.64	(0.45)	(0.48)	(0.93)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	16.88	0.26	(0.09)	0.17	(0.41)	(0.93)	(1.34)
Year Ended June 30, 2022	22.03	0.42	(3.17)	(2.75)	(0.45)	(1.95)	(2.40)
Year Ended June 30, 2021	18.27	0.37	4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49	(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51	0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43	1.23	1.66	(0.47)	(0.48)	(0.95)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$15.72	0.86%	$1,127,925	0.10% (h)	2.81% (h)	0.11% (h)	6%
16.88	(14.36)	1,463,012	0.10	1.97	0.11	42
22.04	25.86	1,978,329	0.10	1.68	0.11	38
18.28	1.68	1,978,378	0.10	2.41	0.11	51
21.11	6.09	2,387,637	0.10	2.36	0.11	19
21.14	8.03	2,869,583	0.10	1.86	0.11	30

15.71	0.92	2,082,934	0.00(h)	3.06(h)	0.01(h)	6
16.88	(14.28)	2,029,842	0.00	2.08	0.01	42
22.03	26.00	2,510,192	0.00	1.78	0.01	38
18.27	1.73	2,363,567	0.00	2.52	0.01	51
21.11	6.24	2,387,434	0.00	2.48	0.01	19
21.13	8.14	1,970,018	0.00	2.02	0.01	30
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$17.15	$0.22	$— (h)	$0.22	$(0.28)	$(1.09)	$(1.37)
Year Ended June 30, 2022	23.65	0.32	(3.33)	(3.01)	(0.48)	(3.01)	(3.49)
Year Ended June 30, 2021	18.76	0.28	5.60	5.88	(0.35)	(0.64)	(0.99)
Year Ended June 30, 2020	20.40	0.33	(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38	0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30	1.31	1.61	(0.36)	(0.44)	(0.80)
Class C
Six Months Ended December 31, 2022 (Unaudited)	16.88	0.17	—(h)	0.17	(0.19)	(1.09)	(1.28)
Year Ended June 30, 2022	23.41	0.20	(3.29)	(3.09)	(0.43)	(3.01)	(3.44)
Year Ended June 30, 2021	18.59	0.15	5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22	(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26	0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17	1.29	1.46	(0.23)	(0.44)	(0.67)
Class I
Six Months Ended December 31, 2022 (Unaudited)	17.29	0.24	—(h)	0.24	(0.32)	(1.09)	(1.41)
Year Ended June 30, 2022	23.80	0.37	(3.37)	(3.00)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.87	0.32	5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37	(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42	0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34	1.31	1.65	(0.39)	(0.44)	(0.83)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	17.05	0.20	(0.01)	0.19	(0.24)	(1.09)	(1.33)
Year Ended June 30, 2022	23.57	0.26	(3.32)	(3.06)	(0.45)	(3.01)	(3.46)
Year Ended June 30, 2021	18.70	0.21	5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27	(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30	0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22	1.30	1.52	(0.28)	(0.44)	(0.72)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	17.05	0.22	(0.01)	0.21	(0.28)	(1.09)	(1.37)
Year Ended June 30, 2022	23.54	0.30	(3.31)	(3.01)	(0.47)	(3.01)	(3.48)
Year Ended June 30, 2021	18.68	0.27	5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32	(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37	0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32	1.26	1.58	(0.35)	(0.44)	(0.79)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	17.26	0.22	0.02	0.24	(0.31)	(1.09)	(1.40)
Year Ended June 30, 2022	23.75	0.35	(3.33)	(2.98)	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.83	0.33	5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36	(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41	0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37	1.28	1.65	(0.41)	(0.44)	(0.85)
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.00	1.23%	$633,486	0.43% (i)	2.52% (i)	0.52% (i)	8%
17.15	(15.33)	710,149	0.43	1.50	0.52	34
23.65	31.88	1,107,857	0.42	1.31	0.52	35
18.76	1.14	1,141,434	0.41	1.70	0.52	52
20.40	5.27	1,350,107	0.39	1.91	0.52	15
20.43	8.18	1,477,096	0.37	1.46	0.52	28

15.77	0.90	9,519	1.00(i)	1.98(i)	1.03(i)	8
16.88	(15.81)	10,174	1.00	0.97	1.03	34
23.41	31.12	13,950	1.00	0.69	1.03	35
18.59	0.56	16,378	0.99	1.14	1.04	52
20.23	4.71	21,967	0.97	1.32	1.03	15
20.26	7.48	23,602	0.97	0.82	1.04	28

16.12	1.31	180,042	0.25(i)	2.75(i)	0.26(i)	8
17.29	(15.19)	211,579	0.25	1.70	0.26	34
23.80	32.11	345,692	0.25	1.47	0.26	35
18.87	1.31	492,445	0.24	1.88	0.27	52
20.51	5.47	604,947	0.22	2.08	0.27	15
20.53	8.35	679,086	0.22	1.63	0.26	28

15.91	1.03	162,098	0.75(i)	2.30(i)	0.77(i)	8
17.05	(15.60)	167,191	0.75	1.21	0.77	34
23.57	31.43	219,749	0.75	0.97	0.76	35
18.70	0.79	225,092	0.76	1.37	0.77	52
20.34	4.89	283,852	0.75	1.53	0.77	15
20.37	7.74	351,337	0.75	1.08	0.76	28

15.89	1.15	29,241	0.50(i)	2.53(i)	0.52(i)	8
17.05	(15.39)	30,308	0.50	1.43	0.52	34
23.54	31.77	47,424	0.50	1.25	0.52	35
18.68	1.07	44,104	0.51	1.63	0.52	52
20.32	5.14	39,417	0.50	1.85	0.52	15
20.36	8.05	25,728	0.50	1.54	0.52	28

16.10	1.29	7,024	0.25(i)	2.51(i)	0.27(i)	8
17.26	(15.14)	8,959	0.25	1.62	0.27	34
23.75	32.07	22,627	0.25	1.51	0.26	35
18.83	1.30	43,341	0.25	1.87	0.26	52
20.47	5.41	40,332	0.25	2.07	0.26	15
20.50	8.33	26,845	0.25	1.79	0.29	28
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$17.32	$0.24	$0.01	$0.25	$(0.35)	$(1.09)	$(1.44)
Year Ended June 30, 2022	23.81	0.40	(3.36)	(2.96)	(0.52)	(3.01)	(3.53)
Year Ended June 30, 2021	18.89	0.36	5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39	(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44	0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36	1.30	1.66	(0.41)	(0.44)	(0.85)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	17.33	0.27	(0.01)	0.26	(0.37)	(1.09)	(1.46)
Year Ended June 30, 2022	23.81	0.42	(3.36)	(2.94)	(0.53)	(3.01)	(3.54)
Year Ended June 30, 2021	18.89	0.38	5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41	(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46	0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39	1.31	1.70	(0.44)	(0.44)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.13	1.35%	$818,739	0.10% (i)	2.75% (i)	0.11% (i)	8%
17.32	(15.03)	1,087,075	0.10	1.86	0.11	34
23.81	32.23	1,456,188	0.10	1.65	0.11	35
18.89	1.45	1,449,763	0.10	1.98	0.11	52
20.53	5.64	1,751,724	0.10	2.20	0.11	15
20.54	8.41	2,137,155	0.10	1.72	0.11	28

16.13	1.42	1,980,839	0.00(i)	3.09(i)	0.01(i)	8
17.33	(14.94)	1,916,064	0.00	1.97	0.01	34
23.81	32.37	2,319,866	0.00	1.73	0.01	35
18.89	1.55	2,066,991	0.00	2.09	0.01	52
20.53	5.70	2,130,474	0.00	2.30	0.02	15
20.55	8.58	1,721,936	0.00	1.86	0.01	28
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.45	$0.23	$0.08	$0.31	$(0.28)	$(1.42)	$(1.70)
Year Ended June 30, 2022	25.76	0.33	(3.68)	(3.35)	(0.55)	(3.41)	(3.96)
Year Ended June 30, 2021	19.90	0.28	6.68	6.96	(0.34)	(0.76)	(1.10)
Year Ended June 30, 2020	22.03	0.32	(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38	0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30	1.60	1.90	(0.37)	(0.54)	(0.91)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.95	0.18	0.07	0.25	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.26	0.19	(3.58)	(3.39)	(0.51)	(3.41)	(3.92)
Year Ended June 30, 2021	19.58	0.13	6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20	(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25	0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15	1.59	1.74	(0.24)	(0.54)	(0.78)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.54	0.25	0.09	0.34	(0.32)	(1.42)	(1.74)
Year Ended June 30, 2022	25.85	0.37	(3.70)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.97	0.31	6.71	7.02	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36	(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42	0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34	1.59	1.93	(0.40)	(0.54)	(0.94)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	18.26	0.21	0.07	0.28	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2022	25.59	0.25	(3.64)	(3.39)	(0.53)	(3.41)	(3.94)
Year Ended June 30, 2021	19.79	0.20	6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25	(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30	0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22	1.58	1.80	(0.28)	(0.54)	(0.82)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	18.35	0.15	0.16	0.31	(0.18)	(1.42)	(1.60)
Year Ended June 30, 2022	25.66	0.31	(3.67)	(3.36)	(0.54)	(3.41)	(3.95)
Year Ended June 30, 2021	19.83	0.27	6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31	(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37	0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28	1.58	1.86	(0.34)	(0.54)	(0.88)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	18.50	0.42	(0.09)	0.33	(0.35)	(1.42)	(1.77)
Year Ended June 30, 2022	25.81	0.35	(3.68)	(3.33)	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.93	0.33	6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34	(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41	0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30	1.63	1.93	(0.42)	(0.54)	(0.96)
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.06	1.62%	$620,737	0.43% (h)	2.50% (h)	0.52% (h)	8%
18.45	(15.82)	677,060	0.43	1.40	0.52	36
25.76	35.63	1,024,243	0.42	1.19	0.52	33
19.90	0.66	1,088,646	0.41	1.54	0.52	50
22.03	5.15	1,324,589	0.39	1.76	0.52	14
22.17	8.91	1,431,801	0.37	1.35	0.52	29

16.60	1.31	11,328	1.00(h)	1.94(h)	1.04(h)	8
17.95	(16.28)	11,955	1.00	0.86	1.04	36
25.26	34.75	15,949	1.00	0.58	1.04	33
19.58	0.08	16,763	0.99	0.98	1.04	50
21.72	4.59	22,117	0.97	1.17	1.03	14
21.87	8.25	23,744	0.97	0.69	1.04	29

17.14	1.75	227,938	0.25(h)	2.70(h)	0.27(h)	8
18.54	(15.69)	267,740	0.25	1.58	0.26	36
25.85	35.83	437,592	0.25	1.32	0.26	33
19.97	0.82	488,471	0.24	1.73	0.27	50
22.10	5.36	616,461	0.22	1.93	0.27	14
22.23	9.05	701,619	0.22	1.51	0.26	29

16.89	1.47	149,963	0.75(h)	2.26(h)	0.77(h)	8
18.26	(16.09)	153,273	0.75	1.09	0.77	36
25.59	35.12	199,824	0.75	0.86	0.77	33
19.79	0.30	200,654	0.76	1.22	0.77	50
21.92	4.79	269,143	0.75	1.38	0.77	14
22.06	8.50	352,348	0.75	0.97	0.77	29

17.06	1.62	21,799	0.50(h)	1.60(h)	0.52(h)	8
18.35	(15.91)	51,430	0.50	1.35	0.52	36
25.66	35.52	65,461	0.50	1.15	0.51	33
19.83	0.57	57,891	0.51	1.51	0.52	50
21.96	5.02	54,428	0.50	1.72	0.52	14
22.12	8.77	20,650	0.50	1.26	0.52	29

17.06	1.71	35,673	0.25(h)	4.54(h)	0.27(h)	8
18.50	(15.71)	7,965	0.25	1.50	0.27	36
25.81	35.83	15,979	0.25	1.43	0.26	33
19.93	0.82	35,248	0.26	1.65	0.27	50
22.06	5.36	42,792	0.25	1.91	0.26	14
22.19	9.04	32,538	0.25	1.34	0.28	29
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$18.62	$0.26	$0.08	$0.34	$(0.34)	$(1.42)	$(1.76)
Year Ended June 30, 2022	25.93	0.41	(3.72)	(3.31)	(0.59)	(3.41)	(4.00)
Year Ended June 30, 2021	20.03	0.35	6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39	(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44	0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36	1.61	1.97	(0.43)	(0.54)	(0.97)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	18.63	0.29	0.06	0.35	(0.37)	(1.42)	(1.79)
Year Ended June 30, 2022	25.93	0.43	(3.72)	(3.29)	(0.60)	(3.41)	(4.01)
Year Ended June 30, 2021	20.03	0.38	6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41	(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47	0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39	1.60	1.99	(0.45)	(0.54)	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.20	1.78%	$919,032	0.10% (h)	2.76% (h)	0.11% (h)	8%
18.62	(15.57)	1,254,341	0.10	1.76	0.11	36
25.93	36.03	1,668,542	0.10	1.51	0.11	33
20.03	0.96	1,521,908	0.11	1.84	0.12	50
22.16	5.48	1,803,566	0.10	2.06	0.12	14
22.29	9.20	2,173,497	0.10	1.62	0.11	29

17.19	1.80	1,845,682	0.00(h)	3.08(h)	0.02(h)	8
18.63	(15.48)	1,747,795	0.00	1.87	0.01	36
25.93	36.17	2,166,737	0.00	1.61	0.01	33
20.03	1.06	1,899,514	0.01	1.94	0.02	50
22.16	5.58	2,006,280	0.00	2.16	0.02	14
22.29	9.31	1,639,250	0.00	1.71	0.01	29
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.35	$0.23	$0.14	$0.37	$(0.24)	$(1.63)	$(1.87)
Year Ended June 30, 2022	25.52	0.30	(3.70)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.19	0.24	7.07	7.31	(0.30)	(0.68)	(0.98)
Year Ended June 30, 2020	21.10	0.29	(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35	0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28	1.54	1.82	(0.34)	(0.47)	(0.81)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.93	0.18	0.13	0.31	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2022	25.12	0.16	(3.62)	(3.46)	(0.55)	(3.18)	(3.73)
Year Ended June 30, 2021	18.96	0.10	6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17	(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22	0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14	1.54	1.68	(0.22)	(0.47)	(0.69)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.46	0.25	0.14	0.39	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.63	0.34	(3.73)	(3.39)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.27	0.28	7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33	(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38	0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31	1.55	1.86	(0.37)	(0.47)	(0.84)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	18.16	0.20	0.15	0.35	(0.19)	(1.63)	(1.82)
Year Ended June 30, 2022	25.37	0.22	(3.68)	(3.46)	(0.57)	(3.18)	(3.75)
Year Ended June 30, 2021	19.10	0.16	7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22	(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27	0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20	1.54	1.74	(0.26)	(0.47)	(0.73)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	18.25	0.22	0.14	0.36	(0.23)	(1.63)	(1.86)
Year Ended June 30, 2022	25.42	0.28	(3.68)	(3.40)	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.12	0.23	7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28	(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33	0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28	1.51	1.79	(0.33)	(0.47)	(0.80)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	18.42	0.23	0.17	0.40	(0.27)	(1.63)	(1.90)
Year Ended June 30, 2022	25.58	0.31	(3.69)	(3.38)	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.22	0.29	7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32	(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37	0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34	1.52	1.86	(0.39)	(0.47)	(0.86)
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.85	1.89%	$486,678	0.43% (h)	2.41% (h)	0.53% (h)	8%
18.35	(16.11)	521,553	0.43	1.28	0.52	40
25.52	38.75	793,971	0.42	1.07	0.52	32
19.19	0.12	770,111	0.41	1.45	0.53	51
21.10	5.17	879,444	0.39	1.70	0.52	16
21.09	9.03	947,727	0.37	1.29	0.53	26

16.47	1.61	6,301	1.00(h)	1.96(h)	1.04(h)	8
17.93	(16.60)	6,283	1.00	0.72	1.04	40
25.12	37.99	10,242	1.00	0.46	1.04	32
18.96	(0.50)	11,130	0.99	0.88	1.05	51
20.91	4.58	13,398	0.97	1.07	1.04	16
20.92	8.38	14,190	0.97	0.65	1.06	26

16.95	2.01	139,095	0.25(h)	2.62(h)	0.27(h)	8
18.46	(16.01)	161,938	0.25	1.45	0.27	40
25.63	38.97	298,715	0.25	1.23	0.27	32
19.27	0.29	358,214	0.24	1.65	0.27	51
21.18	5.32	416,712	0.22	1.84	0.27	16
21.17	9.20	460,024	0.22	1.47	0.27	26

16.69	1.79	114,903	0.75(h)	2.16(h)	0.77(h)	8
18.16	(16.45)	119,432	0.75	0.97	0.77	40
25.37	38.36	165,130	0.75	0.71	0.77	32
19.10	(0.24)	157,856	0.76	1.12	0.77	51
21.02	4.75	192,013	0.75	1.32	0.77	16
21.02	8.65	232,508	0.75	0.92	0.77	26

16.75	1.84	19,106	0.50(h)	2.35(h)	0.52(h)	8
18.25	(16.20)	21,019	0.50	1.21	0.52	40
25.42	38.65	29,888	0.50	1.01	0.52	32
19.12	0.04	28,735	0.51	1.39	0.53	51
21.03	5.05	24,908	0.50	1.61	0.53	16
21.03	8.90	15,215	0.50	1.30	0.53	26

16.92	2.03	4,317	0.25(h)	2.42(h)	0.27(h)	8
18.42	(16.00)	5,215	0.25	1.32	0.27	40
25.58	39.01	11,680	0.25	1.29	0.27	32
19.22	0.28	22,576	0.26	1.62	0.27	51
21.13	5.28	18,666	0.25	1.81	0.27	16
21.13	9.20	10,785	0.25	1.56	0.30	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$18.51	$0.25	$0.15	$0.40	$(0.30)	$(1.63)	$(1.93)
Year Ended June 30, 2022	25.66	0.38	(3.74)	(3.36)	(0.61)	(3.18)	(3.79)
Year Ended June 30, 2021	19.29	0.32	7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35	(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41	0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34	1.55	1.89	(0.40)	(0.47)	(0.87)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	18.51	0.28	0.14	0.42	(0.32)	(1.63)	(1.95)
Year Ended June 30, 2022	25.65	0.40	(3.74)	(3.34)	(0.62)	(3.18)	(3.80)
Year Ended June 30, 2021	19.28	0.34	7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37	(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35	1.56	1.91	(0.42)	(0.47)	(0.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.98	2.04%	$635,881	0.10% (h)	2.61% (h)	0.12% (h)	8%
18.51	(15.86)	845,697	0.10	1.64	0.11	40
25.66	39.20	1,103,307	0.10	1.41	0.12	32
19.29	0.43	1,036,265	0.10	1.73	0.12	51
21.20	5.45	1,230,281	0.10	1.99	0.12	16
21.19	9.32	1,418,444	0.10	1.58	0.11	26

16.98	2.18	1,502,168	0.00(h)	2.99(h)	0.02(h)	8
18.51	(15.79)	1,425,466	0.00	1.75	0.02	40
25.65	39.36	1,706,379	0.00	1.48	0.02	32
19.28	0.48	1,442,523	0.00	1.84	0.02	51
21.20	5.60	1,598,285	0.00	2.08	0.02	16
21.18	9.44	1,238,000	0.00	1.65	0.02	26
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.45	$0.22	$0.16	$0.38	$(0.26)	$(1.55)	$(1.81)
Year Ended June 30, 2022	25.66	0.29	(3.77)	(3.48)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.30	0.25	7.10	7.35	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.14	0.29	(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35	0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28	1.54	1.82	(0.34)	(0.46)	(0.80)
Class C
Six Months Ended December 31, 2022 (Unaudited)	18.00	0.18	0.13	0.31	(0.16)	(1.55)	(1.71)
Year Ended June 30, 2022	25.22	0.17	(3.69)	(3.52)	(0.56)	(3.14)	(3.70)
Year Ended June 30, 2021	19.05	0.09	7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17	(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23	0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14	1.54	1.68	(0.22)	(0.46)	(0.68)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.57	0.25	0.14	0.39	(0.29)	(1.55)	(1.84)
Year Ended June 30, 2022	25.77	0.34	(3.80)	(3.46)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.38	0.28	7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33	(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38	0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32	1.55	1.87	(0.37)	(0.46)	(0.83)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	18.25	0.20	0.15	0.35	(0.21)	(1.55)	(1.76)
Year Ended June 30, 2022	25.48	0.22	(3.74)	(3.52)	(0.57)	(3.14)	(3.71)
Year Ended June 30, 2021	19.20	0.16	7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23	(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27	0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19	1.55	1.74	(0.26)	(0.46)	(0.72)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	18.35	0.21	0.15	0.36	(0.24)	(1.55)	(1.79)
Year Ended June 30, 2022	25.55	0.28	(3.75)	(3.47)	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.23	0.24	7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29	(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32	0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26	1.53	1.79	(0.32)	(0.46)	(0.78)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	18.54	0.28	0.11	0.39	(0.30)	(1.55)	(1.85)
Year Ended June 30, 2022	25.73	0.32	(3.77)	(3.45)	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.34	0.29	7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30	(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37	0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24	1.61	1.85	(0.38)	(0.46)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.02	1.94%	$377,688	0.43% (h)	2.38% (h)	0.53% (h)	9%
18.45	(16.32)	410,646	0.43	1.26	0.52	42
25.66	38.77	622,310	0.42	1.08	0.52	33
19.30	0.11	669,044	0.41	1.44	0.53	50
21.14	5.17	776,437	0.39	1.70	0.53	15
21.06	9.04	795,191	0.37	1.30	0.53	25

16.60	1.62	7,260	1.00(h)	1.93(h)	1.05(h)	9
18.00	(16.78)	7,296	1.00	0.73	1.05	42
25.22	37.97	9,790	1.00	0.39	1.06	33
19.05	(0.47)	10,868	0.99	0.88	1.06	50
20.92	4.54	14,549	0.97	1.11	1.05	15
20.87	8.41	14,612	0.97	0.68	1.07	25

17.12	2.01	172,458	0.25(h)	2.64(h)	0.27(h)	9
18.57	(16.17)	197,122	0.25	1.44	0.27	42
25.77	38.99	341,114	0.25	1.20	0.27	33
19.38	0.27	351,331	0.24	1.63	0.27	50
21.22	5.33	412,675	0.22	1.84	0.27	15
21.14	9.27	439,081	0.22	1.48	0.27	25

16.84	1.81	110,991	0.75(h)	2.18(h)	0.77(h)	9
18.25	(16.59)	111,445	0.75	0.96	0.77	42
25.48	38.33	143,149	0.75	0.71	0.77	33
19.20	(0.25)	141,456	0.76	1.14	0.78	50
21.05	4.76	185,990	0.75	1.33	0.77	15
20.98	8.66	211,291	0.75	0.92	0.77	25

16.92	1.87	21,389	0.50(h)	2.21(h)	0.52(h)	9
18.35	(16.36)	24,905	0.50	1.20	0.52	42
25.55	38.64	32,912	0.50	1.05	0.52	33
19.23	0.02	28,624	0.51	1.44	0.53	50
21.07	5.06	29,624	0.50	1.58	0.53	15
21.00	8.91	16,637	0.50	1.21	0.52	25

17.08	2.02	8,086	0.25(h)	2.96(h)	0.27(h)	9
18.54	(16.15)	6,998	0.25	1.37	0.27	42
25.73	38.98	10,679	0.25	1.26	0.27	33
19.34	0.27	21,884	0.25	1.46	0.27	50
21.18	5.27	32,117	0.25	1.82	0.27	15
21.11	9.19	22,930	0.25	1.14	0.28	25
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$18.63	$0.26	$0.15	$0.41	$(0.32)	$(1.55)	$(1.87)
Year Ended June 30, 2022	25.82	0.38	(3.81)	(3.43)	(0.62)	(3.14)	(3.76)
Year Ended June 30, 2021	19.41	0.32	7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35	(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41	0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34	1.55	1.89	(0.39)	(0.46)	(0.85)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	18.65	0.28	0.13	0.41	(0.34)	(1.55)	(1.89)
Year Ended June 30, 2022	25.83	0.40	(3.81)	(3.41)	(0.63)	(3.14)	(3.77)
Year Ended June 30, 2021	19.42	0.34	7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37	(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43	0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34	1.58	1.92	(0.42)	(0.46)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.17	2.09%	$658,742	0.10% (h)	2.71% (h)	0.12% (h)	9%
18.63	(16.04)	956,841	0.10	1.62	0.12	42
25.82	39.25	1,208,319	0.10	1.37	0.12	33
19.41	0.41	1,040,450	0.10	1.74	0.12	50
21.25	5.45	1,151,555	0.10	1.99	0.12	15
21.17	9.39	1,270,105	0.10	1.61	0.12	25

17.17	2.12	1,212,349	0.00(h)	2.98(h)	0.02(h)	9
18.65	(15.95)	1,140,227	0.00	1.73	0.02	42
25.83	39.36	1,389,666	0.00	1.48	0.02	33
19.42	0.51	1,183,628	0.00	1.83	0.02	50
21.26	5.55	1,333,241	0.00	2.09	0.02	15
21.18	9.49	993,416	0.00	1.60	0.02	25
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$22.13	$0.27	$0.17	$0.44	$(0.29)	$(1.72)	$(2.01)
Year Ended June 30, 2022	29.64	0.34	(4.52)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.16	0.29	8.18	8.47	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.80	0.33	(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39	0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31	1.71	2.02	(0.38)	(0.42)	(0.80)
Class C
Six Months Ended December 31, 2022 (Unaudited)	21.73	0.21	0.18	0.39	(0.18)	(1.72)	(1.90)
Year Ended June 30, 2022	29.29	0.19	(4.45)	(4.26)	(0.67)	(2.63)	(3.30)
Year Ended June 30, 2021	21.99	0.12	8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21	(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24	0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17	1.70	1.87	(0.25)	(0.42)	(0.67)
Class I
Six Months Ended December 31, 2022 (Unaudited)	22.21	0.30	0.18	0.48	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.70	0.39	(4.53)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.21	0.33	8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38	(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42	0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35	1.71	2.06	(0.41)	(0.42)	(0.83)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	21.96	0.24	0.17	0.41	(0.23)	(1.72)	(1.95)
Year Ended June 30, 2022	29.51	0.25	(4.49)	(4.24)	(0.68)	(2.63)	(3.31)
Year Ended June 30, 2021	22.11	0.19	8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25	(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31	0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22	1.70	1.92	(0.29)	(0.42)	(0.71)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	22.03	0.27	0.17	0.44	(0.29)	(1.72)	(2.01)
Year Ended June 30, 2022	29.54	0.32	(4.50)	(4.18)	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.10	0.26	8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33	(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36	0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29	1.69	1.98	(0.36)	(0.42)	(0.78)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	22.19	0.27	0.21	0.48	(0.34)	(1.72)	(2.06)
Year Ended June 30, 2022	29.68	0.35	(4.49)	(4.14)	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.18	0.34	8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37	(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43	0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29	1.75	2.04	(0.42)	(0.42)	(0.84)
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.56	1.92%	$213,174	0.42% (h)	2.40% (h)	0.53% (h)	11%
22.13	(16.24)	229,868	0.42	1.25	0.53	44
29.64	38.80	353,792	0.42	1.10	0.53	35
22.16	0.13	333,643	0.41	1.46	0.54	59
23.80	5.17	337,832	0.39	1.70	0.54	11
23.52	9.01	308,278	0.37	1.30	0.55	21

20.22	1.69	5,267	1.00(h)	1.92(h)	1.06(h)	11
21.73	(16.74)	5,304	1.01	0.72	1.06	44
29.29	37.96	6,503	1.00	0.47	1.06	35
21.99	(0.42)	5,393	0.99	0.91	1.12	59
23.66	4.56	4,894	0.97	1.06	1.09	11
23.40	8.36	4,206	0.97	0.70	1.17	21

20.63	2.06	81,399	0.25(h)	2.62(h)	0.28(h)	11
22.21	(16.10)	97,551	0.25	1.42	0.28	44
29.70	38.98	163,327	0.25	1.24	0.28	35
22.21	0.34	164,090	0.24	1.66	0.28	59
23.84	5.33	153,011	0.22	1.81	0.28	11
23.56	9.20	153,796	0.22	1.49	0.28	21

20.42	1.79	85,090	0.75(h)	2.15(h)	0.78(h)	11
21.96	(16.53)	85,684	0.76	0.92	0.78	44
29.51	38.29	108,729	0.75	0.72	0.78	35
22.11	(0.18)	93,217	0.76	1.11	0.79	59
23.75	4.80	98,714	0.75	1.33	0.79	11
23.47	8.57	100,046	0.75	0.92	0.79	21

20.46	1.91	10,528	0.50(h)	2.44(h)	0.54(h)	11
22.03	(16.31)	10,367	0.50	1.18	0.54	44
29.54	38.64	14,248	0.50	1.00	0.53	35
22.10	0.09	12,681	0.50	1.46	0.55	59
23.73	5.06	11,479	0.50	1.58	0.55	11
23.46	8.86	5,694	0.50	1.24	0.57	21

20.61	2.06	2,124	0.25(h)	2.40(h)	0.29(h)	11
22.19	(16.12)	2,315	0.25	1.25	0.28	44
29.68	38.98	4,137	0.25	1.30	0.28	35
22.18	0.33	8,754	0.25	1.63	0.29	59
23.81	5.33	6,657	0.25	1.89	0.29	11
23.53	9.12	4,320	0.25	1.21	0.33	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$22.26	$0.31	$0.18	$0.49	$(0.37)	$(1.72)	$(2.09)
Year Ended June 30, 2022	29.73	0.44	(4.55)	(4.11)	(0.73)	(2.63)	(3.36)
Year Ended June 30, 2021	22.23	0.37	8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40	(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46	0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38	1.71	2.09	(0.44)	(0.42)	(0.86)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	22.28	0.34	0.17	0.51	(0.40)	(1.72)	(2.12)
Year Ended June 30, 2022	29.74	0.47	(4.55)	(4.08)	(0.75)	(2.63)	(3.38)
Year Ended June 30, 2021	22.24	0.39	8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42	(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48	0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39	1.71	2.10	(0.46)	(0.42)	(0.88)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$20.66	2.11%	$361,652	0.10% (h)	2.73% (h)	0.13% (h)	11%
22.26	(15.97)	472,573	0.10	1.62	0.12	44
29.73	39.20	549,015	0.10	1.41	0.13	35
22.23	0.48	458,536	0.10	1.75	0.13	59
23.86	5.46	492,994	0.10	2.00	0.13	11
23.58	9.32	466,450	0.10	1.62	0.13	21

20.67	2.19	782,045	0.00(h)	3.02(h)	0.03(h)	11
22.28	(15.88)	703,185	0.00	1.73	0.03	44
29.74	39.32	782,080	0.00	1.47	0.03	35
22.24	0.58	599,703	0.00	1.82	0.03	59
23.87	5.60	695,353	0.00	2.09	0.03	11
23.58	9.37	439,087	0.00	1.62	0.04	21
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Six Months Ended December 31, 2022 (Unaudited)	$18.13	$0.21	$0.17	$0.38	$(0.23)	$(0.88)	$(1.11)
Year Ended June 30, 2022	23.51	0.29	(3.73)	(3.44)	(0.57)	(1.37)	(1.94)
Year Ended June 30, 2021	17.52	0.22	6.47	6.69	(0.26)	(0.44)	(0.70)
Year Ended June 30, 2020	18.17	0.25	(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30	0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23	1.29	1.52	(0.28)	(0.07)	(0.35)
Class C
Six Months Ended December 31, 2022 (Unaudited)	17.87	0.19	0.14	0.33	(0.13)	(0.88)	(1.01)
Year Ended June 30, 2022	23.31	0.18	(3.71)	(3.53)	(0.54)	(1.37)	(1.91)
Year Ended June 30, 2021	17.43	0.08	6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15	(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17	0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10	1.31	1.41	(0.21)	(0.07)	(0.28)
Class I
Six Months Ended December 31, 2022 (Unaudited)	18.19	0.25	0.15	0.40	(0.27)	(0.88)	(1.15)
Year Ended June 30, 2022	23.56	0.31	(3.73)	(3.42)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.55	0.25	6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29	(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25	1.29	1.54	(0.30)	(0.07)	(0.37)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	18.02	0.19	0.16	0.35	(0.18)	(0.88)	(1.06)
Year Ended June 30, 2022	23.44	0.20	(3.70)	(3.50)	(0.55)	(1.37)	(1.92)
Year Ended June 30, 2021	17.49	0.15	6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21	(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24	0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14	1.31	1.45	(0.23)	(0.07)	(0.30)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	18.11	0.20	0.18	0.38	(0.22)	(0.88)	(1.10)
Year Ended June 30, 2022	23.51	0.26	(3.73)	(3.47)	(0.56)	(1.37)	(1.93)
Year Ended June 30, 2021	17.52	0.21	6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26	(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28	0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21	1.28	1.49	(0.26)	(0.07)	(0.33)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	18.19	0.46	(0.07)	0.39	(0.30)	(0.88)	(1.18)
Year Ended June 30, 2022	23.55	0.29	(3.70)	(3.41)	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.54	0.30	6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26	(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33	0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28	1.25	1.53	(0.30)	(0.07)	(0.37)
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.40	2.04%	$34,955	0.42% (h)	2.27% (h)	0.58% (h)	10%
18.13	(16.24)	39,896	0.43	1.30	0.59	47
23.51	38.70	50,703	0.42	1.05	0.59	36
17.52	0.03	45,390	0.41	1.42	0.66	41
18.17	5.27	27,198	0.39	1.71	0.67	12
17.74	9.14	13,161	0.38	1.31	1.27	39

17.19	1.77	1,921	1.00(h)	2.06(h)	1.10(h)	10
17.87	(16.76)	1,873	1.01	0.83	1.10	47
23.31	37.99	1,992	1.00	0.40	1.12	36
17.43	(0.56)	1,267	0.99	0.87	1.22	41
18.11	4.65	780	0.97	0.99	1.25	12
17.70	8.45	356	0.97	0.58	1.90	39

17.44	2.15	25,154	0.25(h)	2.72(h)	0.32(h)	10
18.19	(16.12)	28,164	0.26	1.41	0.33	47
23.56	38.99	50,531	0.25	1.17	0.32	36
17.55	0.20	25,175	0.24	1.64	0.39	41
18.20	5.48	13,277	0.22	1.88	0.39	12
17.76	9.24	6,673	0.22	1.42	0.94	39

17.31	1.88	9,221	0.75(h)	2.05(h)	0.83(h)	10
18.02	(16.53)	9,499	0.76	0.94	0.84	47
23.44	38.34	9,829	0.75	0.72	0.84	36
17.49	(0.39)	5,747	0.75	1.17	0.93	41
18.16	4.91	3,816	0.75	1.38	0.91	12
17.73	8.69	2,321	0.75	0.78	1.50	39

17.39	2.02	6,038	0.50(h)	2.17(h)	0.58(h)	10
18.11	(16.34)	7,162	0.51	1.20	0.59	47
23.51	38.64	7,448	0.50	0.99	0.59	36
17.52	(0.07)	4,378	0.50	1.47	0.68	41
18.17	5.18	3,361	0.50	1.58	0.71	12
17.74	8.93	1,012	0.50	1.16	1.40	39

17.40	2.10	2,612	0.25(h)	4.97(h)	0.36(h)	10
18.19	(16.09)	407	0.26	1.29	0.37	47
23.55	38.98	1,255	0.25	1.44	0.36	36
17.54	0.12	1,262	0.25	1.46	0.42	41
18.20	5.47	1,818	0.25	1.87	0.41	12
17.76	9.20	351	0.25	1.54	1.15	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund (continued)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	$18.20	$0.28	$0.14	$0.42	$(0.30)	$(0.88)	$(1.18)
Year Ended June 30, 2022	23.56	0.35	(3.75)	(3.40)	(0.59)	(1.37)	(1.96)
Year Ended June 30, 2021	17.54	0.28	6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31	(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35	0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27	1.29	1.56	(0.32)	(0.07)	(0.39)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	18.24	0.29	0.14	0.43	(0.32)	(0.88)	(1.20)
Year Ended June 30, 2022	23.59	0.38	(3.76)	(3.38)	(0.60)	(1.37)	(1.97)
Year Ended June 30, 2021	17.57	0.30	6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33	(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37	0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28	1.30	1.58	(0.33)	(0.07)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.44	2.25%	$108,004	0.10% (h)	3.00% (h)	0.16% (h)	10%
18.20	(16.02)	115,172	0.11	1.58	0.18	47
23.56	39.25	92,080	0.10	1.31	0.17	36
17.54	0.26	55,957	0.10	1.77	0.24	41
18.20	5.60	35,100	0.10	1.99	0.23	12
17.76	9.37	16,799	0.10	1.51	0.79	39

17.47	2.29	312,933	0.00(h)	3.10(h)	0.07(h)	10
18.24	(15.92)	260,352	0.01	1.72	0.08	47
23.59	39.32	235,256	0.00	1.41	0.08	36
17.57	0.41	139,446	0.00	1.89	0.14	41
18.22	5.69	84,379	0.00	2.12	0.13	12
17.78	9.52	34,676	0.00	1.56	0.67	39
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan SmartRetirement® 2065 Fund
Class A
November 1, 2022 (i) through December 31, 2022 (Unaudited)	$15.00	$0.17	$0.30	$0.47	$(0.17)
Class C
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.16	0.30	0.46	(0.16)
Class I
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.18	0.30	0.48	(0.18)
Class R2
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.17	0.30	0.47	(0.17)
Class R3
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.17	0.30	0.47	(0.17)
Class R4
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.18	0.30	0.48	(0.18)
Class R5
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.18	0.30	0.48	(0.18)
Class R6
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.18	0.30	0.48	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average number of units outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(h)	Expenses without waivers and reimbursements(f)(h)	Portfolio turnover rate(d)

$15.30	3.16%	$21	0.36%	6.76%	18.45%	9%

15.30	3.07	20	0.92	6.18	18.93	9

15.30	3.19	21	0.17	6.94	18.18	9

15.30	3.11	20	0.68	6.43	18.68	9

15.30	3.15	20	0.42	6.69	18.43	9

15.30	3.19	20	0.17	6.94	18.18	9

15.30	3.22	22	0.02	7.09	18.03	9

15.30	3.23	888	0.00	7.19	16.34	9
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	123

NOTES TO FINANCIAL STATEMENTS
AS OF  December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 11 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® 2065 Fund(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified

(1)	Commencement of operations was November 1, 2022.
JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

124	J.P. Morgan SmartRetirement® Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trusts (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedule of Portfolio Investments ("SOIs"):
JPMorgan SmartRetirement® Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$260,303	$—	$—	$260,303
Investment Companies	1,012,065	—	—	1,012,065
U.S. Treasury Obligations	—	3,856	—	3,856
Short-Term Investments
Investment Companies	97,003	—	—	97,003
Total Investments in Securities	$1,369,371	$3,856	$—	$1,373,227

December 31, 2022	J.P. Morgan SmartRetirement® Funds	125

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$2,326	$—	$—	$2,326

JPMorgan SmartRetirement® 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$342,094	$—	$—	$342,094
Investment Companies	1,322,561	—	—	1,322,561
U.S. Treasury Obligations	—	4,949	—	4,949
Short-Term Investments
Investment Companies	116,527	—	—	116,527
Total Investments in Securities	$1,781,182	$4,949	$—	$1,786,131
Appreciation in Other Financial Instruments
Futures Contracts	$3,162	$—	$—	$3,162

JPMorgan SmartRetirement® 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$620,445	$—	$—	$620,445
Investment Companies	2,668,789	—	—	2,668,789
U.S. Treasury Obligations	—	3,452	—	3,452
Short-Term Investments
Investment Companies	221,811	—	—	221,811
Total Investments in Securities	$3,511,045	$3,452	$—	$3,514,497
Appreciation in Other Financial Instruments
Futures Contracts	$2,108	$—	$—	$2,108
Depreciation in Other Financial Instruments
Futures Contracts	(631)	—	—	(631)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,477	$—	$—	$1,477

JPMorgan SmartRetirement® 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$806,037	$—	$—	$806,037
Investment Companies	3,544,419	—	—	3,544,419
U.S. Treasury Obligations	—	3,495	—	3,495
Short-Term Investments
Investment Companies	201,018	—	—	201,018
Total Investments in Securities	$4,551,474	$3,495	$—	$4,554,969

126	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2030 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$2,162	$—	$—	$2,162
Depreciation in Other Financial Instruments
Futures Contracts	(606)	—	—	(606)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,556	$—	$—	$1,556

JPMorgan SmartRetirement® 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$720,626	$—	$—	$720,626
Investment Companies	2,975,315	—	—	2,975,315
U.S. Treasury Obligations	—	3,378	—	3,378
Short-Term Investments
Investment Companies	176,917	—	—	176,917
Total Investments in Securities	$3,872,858	$3,378	$—	$3,876,236
Appreciation in Other Financial Instruments
Futures Contracts	$1,576	$—	$—	$1,576
Depreciation in Other Financial Instruments
Futures Contracts	(694)	—	—	(694)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$882	$—	$—	$882

JPMorgan SmartRetirement® 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$818,763	$—	$—	$818,763
Investment Companies	2,953,578	—	—	2,953,578
U.S. Treasury Obligations	—	4,924	—	4,924
Short-Term Investments
Investment Companies	106,183	—	—	106,183
Total Investments in Securities	$3,878,524	$4,924	$—	$3,883,448
Appreciation in Other Financial Instruments
Futures Contracts	$882	$—	$—	$882
Depreciation in Other Financial Instruments
Futures Contracts	(629)	—	—	(629)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$253	$—	$—	$253

December 31, 2022	J.P. Morgan SmartRetirement® Funds	127

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$670,044	$—	$—	$670,044
Investment Companies	2,181,506	—	—	2,181,506
U.S. Treasury Obligations	—	4,094	—	4,094
Short-Term Investments
Investment Companies	67,071	—	—	67,071
Total Investments in Securities	$2,918,621	$4,094	$—	$2,922,715
Appreciation in Other Financial Instruments
Futures Contracts	$1,577	$—	$—	$1,577
Depreciation in Other Financial Instruments
Futures Contracts	(123)	—	—	(123)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,454	$—	$—	$1,454

JPMorgan SmartRetirement® 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$608,289	$—	$—	$608,289
Investment Companies	1,920,202	—	—	1,920,202
U.S. Treasury Obligations	—	7,801	—	7,801
Short-Term Investments
Investment Companies	58,384	—	—	58,384
Total Investments in Securities	$2,586,875	$7,801	$—	$2,594,676
Appreciation in Other Financial Instruments
Futures Contracts	$418	$—	$—	$418
Depreciation in Other Financial Instruments
Futures Contracts	(157)	—	—	(157)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$261	$—	$—	$261

JPMorgan SmartRetirement® 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$362,775	$—	$—	$362,775
Investment Companies	1,152,447	—	—	1,152,447
U.S. Treasury Obligations	—	3,296	—	3,296
Short-Term Investments
Investment Companies	43,480	—	—	43,480
Total Investments in Securities	$1,558,702	$3,296	$—	$1,561,998
Appreciation in Other Financial Instruments
Futures Contracts	$371	$—	$—	$371

128	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2055 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(102)	$—	$—	$(102)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$269	$—	$—	$269

JPMorgan SmartRetirement® 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$114,997	$—	$—	$114,997
Investment Companies	372,827	—	—	372,827
U.S. Treasury Obligations	—	897	—	897
Short-Term Investments
Investment Companies	12,670	—	—	12,670
Total Investments in Securities	$500,494	$897	$—	$501,391
Appreciation in Other Financial Instruments
Futures Contracts	$353	$—	$—	$353
Depreciation in Other Financial Instruments
Futures Contracts	(47)	—	—	(47)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$306	$—	$—	$306

JPMorgan SmartRetirement® 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,016	$—	$—	$1,016

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$22,179	$922	$2,784	$(543)	$(797)	$18,977	558	$516	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	5,514	—	3,544	113	(222)	1,861	23	39	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	35,647	2,888	7,450	(358)	2,175	32,902	453	331	—

December 31, 2022	J.P. Morgan SmartRetirement® Funds	129

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Income Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$427,597	$51,444	$38,301	$(4,950)	$(13,998)	$421,792	41,720	$6,614	$25
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	142,372	6,991	16,437	(2,248)	(3,941)	126,737	17,800	2,493	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	27,265	332	25,688	(4,575)	3,446	780	132	332	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	26,022	2,661	6,264	230	(462)	22,187	790	141	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	25,771	1,591	3,748	(1,573)	148	22,189	1,510	561	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	18,252	197	17,797	(1,377)	1,585	860	104	198	—
JPMorgan High Yield Fund Class R6 Shares (a)	68,792	4,264	10,483	(1,199)	1,168	62,542	10,186	2,152	—
JPMorgan High Yield Research Enhanced ETF (a)	8,788	59	996	(196)	231	7,886	180	290	—
JPMorgan Inflation Managed Bond ETF (a)	116,818	2,114	9,311	(377)	(5,454)	103,790	2,264	2,384	323
JPMorgan International Equity Fund Class R6 Shares (a)	60,302	3,681	11,866	1,884	121	54,122	3,298	1,572	—
JPMorgan International Research Enhanced Equity ETF (a)	90,561	3,981	17,218	(1,759)	5,544	81,109	1,620	2,084	—
JPMorgan Realty Income ETF (a)	16,249	—	—	—	(2,471)	13,778	335	200	1,241
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	15,219	1,583	2,076	(308)	(446)	13,972	277	59	1,523
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	7,316	351	760	(233)	289	6,963	400	—	27
JPMorgan Small Cap Value Fund Class R6 Shares (a)	7,503	593	1,059	(120)	(69)	6,848	282	65	528
JPMorgan U.S. Equity Fund Class R6 Shares (a)	147,103	20,286	28,712	(4,656)	2,177	136,198	7,933	976	4,982
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	113,286	202,909	219,192	—	—	97,003	97,003	1,465	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	147,052	11,620	22,554	(3,129)	3,886	136,875	4,691	1,083	2,017
Total	$1,529,608	$318,467	$446,240	$(25,374)	$(7,090)	$1,369,371		$23,555	$10,666

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2020 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$28,704	$1,364	$3,511	$(666)	$(1,106)	$24,785	729	$678	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,117	—	5,909	168	(293)	2,083	26	53	—

130	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2020 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	$49,618	$3,381	$12,155	$473	$1,870	$43,187	595	$455	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	605,063	44,159	71,624	(9,043)	(17,671)	550,884	54,489	8,979	33
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	201,468	4,006	31,323	(3,941)	(4,684)	165,526	23,248	3,385	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	38,743	473	36,616	(7,384)	5,815	1,031	175	473	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	38,310	2,070	10,999	1,608	(2,018)	28,971	1,031	187	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	33,039	2,845	5,051	(2,122)	268	28,979	1,973	737	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	26,865	299	25,366	(2,238)	2,549	2,109	253	299	—
JPMorgan High Yield Fund Class R6 Shares (a)	97,771	2,917	19,028	(2,051)	2,075	81,684	13,304	2,918	—
JPMorgan High Yield Research Enhanced ETF (a)	11,752	—	1,434	(282)	327	10,363	236	386	—
JPMorgan Inflation Managed Bond ETF (a)	165,303	—	21,718	(835)	(7,193)	135,557	2,957	3,275	425
JPMorgan International Equity Fund Class R6 Shares (a)	84,355	2,064	17,910	2,998	(822)	70,685	4,307	2,064	—
JPMorgan International Research Enhanced Equity ETF (a)	130,075	1,113	29,542	(3,684)	7,973	105,935	2,116	2,744	—
JPMorgan Realty Income ETF (a)	23,805	—	—	—	(3,621)	20,184	491	293	1,818
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	22,363	2,552	5,922	(272)	(381)	18,340	364	77	1,999
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	10,746	452	2,222	(501)	665	9,140	525	—	35
JPMorgan Small Cap Value Fund Class R6 Shares (a)	11,022	783	2,611	(294)	89	8,989	370	90	693
JPMorgan U.S. Equity Fund Class R6 Shares (a)	209,681	20,153	48,514	614	(4,050)	177,884	10,360	1,333	6,519
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	159,349	293,536	336,358	—	—	116,527	116,527	1,874	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	207,883	15,862	46,803	(6,930)	8,327	178,339	6,112	1,446	2,642
Total	$2,164,032	$398,029	$734,616	$(34,382)	$(11,881)	$1,781,182		$31,746	$14,164

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

JPMorgan SmartRetirement® 2025 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$71,764	$2,286	$8,963	$(1,857)	$(2,630)	$60,600	1,782	$1,634	$—

December 31, 2022	J.P. Morgan SmartRetirement® Funds	131

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2025 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$17,686	$—	$11,704	$377	$(697)	$5,662	69	$119	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	114,588	10,036	22,402	1,464	4,165	107,851	1,486	1,059	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,039,321	67,607	76,109	(11,291)	(35,265)	984,263	97,355	15,652	59
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	346,045	13,708	28,830	(4,007)	(11,161)	315,755	44,348	6,024	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	83,795	1,156	79,417	(22,273)	18,768	2,029	344	1,156	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,320	954	1,078	43	(144)	1,095	39	7	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	75,992	13,071	13,739	(5,654)	1,249	70,919	4,828	1,648	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	41,500	379	41,667	(3,572)	4,036	676	81	379	—
JPMorgan High Yield Fund Class R6 Shares (a)	185,250	5,643	25,991	(3,169)	2,840	164,573	26,803	5,643	—
JPMorgan High Yield Research Enhanced ETF (a)	12,595	1,655	—	—	80	14,330	327	460	—
JPMorgan Inflation Managed Bond ETF (a)	154,057	811	10,237	(1,008)	(6,811)	136,812	2,984	3,130	417
JPMorgan International Equity Fund Class R6 Shares (a)	195,166	4,980	32,687	3,150	2,288	172,897	10,536	4,980	—
JPMorgan International Research Enhanced Equity ETF (a)	287,060	4,749	43,140	(4,968)	15,388	259,089	5,175	6,659	—
JPMorgan Realty Income ETF (a)	51,935	—	9,512	(51)	(6,271)	36,101	879	524	3,251
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,103	5,208	7,692	(1,243)	(1,168)	44,208	877	186	4,818
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	23,593	1,371	3,150	(927)	1,143	22,030	1,266	—	84
JPMorgan Small Cap Value Fund Class R6 Shares (a)	24,201	2,073	4,006	(470)	(131)	21,667	893	209	1,670
JPMorgan U.S. Equity Fund Class R6 Shares (a)	474,006	48,123	78,126	10,385	(20,032)	434,356	25,298	3,135	15,873
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	148,036	464,561	390,786	—	—	221,811	221,811	2,676	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	475,566	37,818	81,143	(11,662)	13,742	434,321	14,884	3,449	6,431
Total	$3,872,579	$686,189	$970,379	$(56,733)	$(20,611)	$3,511,045		$58,729	$32,603

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

132	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2030 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$113,953	$5,158	$12,784	$(2,583)	$(4,400)	$99,344	2,921	$2,695	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	28,337	—	24,410	890	(851)	3,966	48	72	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	181,844	13,914	29,197	1,584	6,973	175,118	2,412	1,720	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,075,630	55,203	51,418	(9,112)	(39,117)	1,031,186	101,997	16,282	62
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	358,123	18,948	32,807	(4,740)	(11,011)	328,513	46,139	6,330	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	71,825	1,261	66,829	(20,599)	16,924	2,582	438	1,261	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	29,145	965	4,497	1,372	(1,785)	25,200	897	178	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	122,623	23,762	22,461	(10,095)	2,335	116,164	7,908	2,930	—
JPMorgan High Yield Fund Class R6 Shares (a)	206,313	6,657	23,526	(3,148)	2,523	188,819	30,752	6,401	—
JPMorgan High Yield Research Enhanced ETF (a)	10,223	2,152	—	—	71	12,446	284	385	—
JPMorgan Inflation Managed Bond ETF (a)	31,441	549	3,050	(365)	(1,221)	27,354	597	635	83
JPMorgan International Equity Fund Class R6 Shares (a)	309,091	8,192	43,900	4,214	5,159	282,756	17,230	8,192	—
JPMorgan International Research Enhanced Equity ETF (a)	464,182	3,547	60,835	(7,650)	24,491	423,735	8,465	11,001	—
JPMorgan Realty Income ETF (a)	83,316	—	6,867	(1,137)	(11,238)	64,074	1,560	997	5,770
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	77,874	9,176	10,148	(1,683)	(2,417)	72,802	1,444	307	7,934
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	37,464	2,545	3,934	(1,224)	1,471	36,322	2,088	—	139
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,431	3,712	5,335	(613)	(468)	35,727	1,473	339	2,753
JPMorgan U.S. Equity Fund Class R6 Shares (a)	743,979	89,355	103,866	10,154	(27,421)	712,201	41,479	5,125	26,356
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	136,133	506,437	441,552	—	—	201,018	201,018	2,496	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	759,163	41,619	90,544	(12,880)	14,789	712,147	24,405	5,636	10,654
Total	$4,879,090	$793,152	$1,037,960	$(57,615)	$(25,193)	$4,551,474		$72,982	$53,751

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	133

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2035 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$107,171	$11,619	$12,428	$(2,534)	$(4,355)	$99,473	2,925	$2,693	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	28,172	—	19,559	713	(1,069)	8,257	101	149	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	94,023	2,961	12,615	(1,527)	5,757	88,599	1,220	865	—
JPMorgan Core Bond Fund Class R6 Shares (a)	204,221	36,169	4,533	(601)	(8,420)	226,836	22,437	3,330	13
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	611,890	34,587	54,755	(10,708)	(16,127)	564,887	79,338	10,772	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	29,646	483	26,446	(7,630)	6,002	2,055	348	483	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	45,510	12,240	18,011	(3,785)	3,736	39,690	1,412	279	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	125,802	20,625	22,660	(1,965)	(5,425)	116,377	7,922	2,786	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	422,819	26,448	40,737	(19,146)	13,122	402,506	16,469	—	1,508
JPMorgan High Yield Fund Class R6 Shares (a)	82,904	3,797	9,605	(1,157)	873	76,812	12,510	2,581	—
JPMorgan High Yield Research Enhanced ETF (a)	28,932	—	2,808	(554)	671	26,241	599	960	—
JPMorgan International Equity Fund Class R6 Shares (a)	310,131	8,216	43,852	(11,081)	20,621	284,035	17,309	8,217	—
JPMorgan International Research Enhanced Equity ETF (a)	456,793	9,250	53,901	(7,049)	23,029	428,122	8,552	11,209	—
JPMorgan Realty Income ETF (a)	88,973	—	5,755	(1,112)	(12,172)	69,934	1,703	1,072	6,298
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	38,901	4,743	5,097	(306)	(1,773)	36,468	723	154	3,974
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	18,730	1,345	1,987	(1,232)	1,353	18,209	1,047	—	70
JPMorgan Small Cap Value Fund Class R6 Shares (a)	19,214	1,933	2,681	(327)	(228)	17,911	739	170	1,380
JPMorgan U.S. Equity Fund Class R6 Shares (a)	417,356	52,858	66,348	(6,301)	(3,972)	393,593	22,923	2,817	14,511
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	120,992	388,929	333,004	—	—	176,917	176,917	1,936	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	417,854	21,610	46,133	(11,488)	11,681	393,524	13,486	3,124	5,874
JPMorgan Value Advantage Fund Class R6 Shares (a)	423,218	75,231	79,419	(22)	(16,596)	402,412	11,600	7,771	31,946
Total	$4,093,252	$713,044	$862,334	$(87,812)	$16,708	$3,872,858		$61,368	$65,574

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

134	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2040 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$130,527	$17,247	$27,539	$(5,349)	$(2,437)	$112,449	3,306	$3,123	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	32,589	1,666	9,226	336	(1,973)	23,392	287	408	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	105,614	1,330	12,171	(1,405)	6,056	99,424	1,369	989	—
JPMorgan Core Bond Fund Class R6 Shares (a)	124,830	8,027	8,196	(1,157)	(4,426)	119,078	11,778	1,856	7
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	374,008	24,811	25,741	(5,092)	(11,277)	356,709	50,100	6,646	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,845	1,093	11,033	(5,397)	5,163	27,671	4,690	1,093	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	63,695	7,279	16,182	(2,645)	2,487	54,634	1,944	394	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	144,382	24,739	29,354	(2,597)	(5,589)	131,581	8,957	3,395	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	485,506	43,822	68,406	(31,252)	24,660	454,330	18,590	—	1,739
JPMorgan High Yield Fund Class R6 Shares (a)	70,851	3,231	8,774	(950)	673	65,031	10,591	2,196	—
JPMorgan High Yield Research Enhanced ETF (a)	17,702	168	1,922	(380)	450	16,018	366	587	—
JPMorgan International Equity Fund Class R6 Shares (a)	349,719	9,514	49,415	(12,015)	23,004	320,807	19,550	9,514	—
JPMorgan International Research Enhanced Equity ETF (a)	524,702	6,325	58,271	(7,644)	26,575	491,687	9,822	12,985	—
JPMorgan Realty Income ETF (a)	95,947	—	5,812	(1,045)	(13,297)	75,793	1,845	1,157	6,826
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	44,662	8,445	11,852	(701)	(1,783)	38,771	769	178	4,604
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	21,497	1,670	2,205	(651)	779	21,090	1,212	—	81
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,054	2,357	2,992	(95)	(578)	20,746	855	196	1,599
JPMorgan U.S. Equity Fund Class R6 Shares (a)	456,720	50,653	49,772	(6,456)	(6,660)	444,485	25,887	3,232	16,757
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	66,519	409,370	369,706	—	—	106,183	106,183	1,317	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	478,465	40,998	74,939	(18,195)	18,123	444,452	15,231	3,591	6,901
JPMorgan Value Advantage Fund Class R6 Shares (a)	483,144	63,917	72,990	(3,383)	(16,495)	454,193	13,093	8,998	36,990
Total	$4,130,978	$726,662	$916,498	$(106,073)	$43,455	$3,878,524		$61,855	$75,504

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	135

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2045 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$105,515	$11,582	$17,932	$(3,582)	$(2,807)	$92,776	2,728	$2,526	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	26,224	1,548	6,877	251	(1,626)	19,520	239	339	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	85,138	1,203	9,411	(1,811)	5,521	80,640	1,111	801	—
JPMorgan Core Bond Fund Class R6 Shares (a)	46,524	3,103	3,317	(505)	(1,574)	44,231	4,375	690	3
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	139,406	9,581	10,401	(2,048)	(4,041)	132,497	18,609	2,472	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,732	482	—	—	224	14,438	2,447	482	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	57,251	13,634	20,165	(4,229)	3,663	50,154	1,785	355	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	118,168	15,501	18,338	(1,794)	(5,057)	108,480	7,385	2,745	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	393,351	27,197	39,935	(19,098)	13,258	374,773	15,334	—	1,430
JPMorgan High Yield Fund Class R6 Shares (a)	16,614	795	2,135	(184)	154	15,244	2,483	515	—
JPMorgan High Yield Research Enhanced ETF (a)	16,618	195	1,860	(367)	433	15,019	343	551	—
JPMorgan International Equity Fund Class R6 Shares (a)	288,166	7,705	39,718	(10,061)	18,883	264,975	16,147	7,705	—
JPMorgan International Research Enhanced Equity ETF (a)	423,671	7,197	44,222	(5,892)	20,796	401,550	8,021	10,512	—
JPMorgan Realty Income ETF (a)	77,251	—	5,187	(1,004)	(10,521)	60,539	1,474	930	5,452
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	36,118	4,686	4,622	(711)	(1,293)	34,178	678	144	3,725
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	17,367	1,373	1,799	(1,055)	1,158	17,044	980	—	65
JPMorgan Small Cap Value Fund Class R6 Shares (a)	17,816	1,930	2,431	(90)	(459)	16,766	691	158	1,292
JPMorgan U.S. Equity Fund Class R6 Shares (a)	368,928	37,874	27,856	(4,765)	(6,790)	367,391	21,397	2,631	13,781
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	67,003	258,369	258,301	—	—	67,071	67,071	956	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	377,993	14,218	24,401	(7,110)	5,935	366,635	12,565	2,923	5,579
JPMorgan Value Advantage Fund Class R6 Shares (a)	389,483	59,824	58,406	(765)	(15,436)	374,700	10,801	7,273	29,898
Total	$3,082,337	$477,997	$597,314	$(64,820)	$20,421	$2,918,621		$44,708	$61,225

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

136	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2050 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$93,678	$10,722	$15,261	$(3,389)	$(2,565)	$83,185	2,446	$2,394	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	24,493	1,736	6,611	241	(1,527)	18,332	225	316	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	80,506	1,323	12,904	(2,884)	6,322	72,363	996	760	—
JPMorgan Core Bond Fund Class R6 Shares (a)	34,660	2,414	4,421	(565)	(980)	31,108	3,077	518	2
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	103,856	7,448	13,434	(2,632)	(1,896)	93,342	13,110	1,853	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,050	353	—	—	164	10,567	1,791	353	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	54,463	11,585	20,125	(3,354)	3,185	45,754	1,628	342	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	110,185	14,179	20,739	(2,062)	(4,273)	97,290	6,623	2,601	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	369,440	29,448	57,471	(27,322)	21,968	336,063	13,751	—	1,356
JPMorgan High Yield Fund Class R6 Shares (a)	12,498	632	1,498	(129)	106	11,609	1,891	389	—
JPMorgan High Yield Research Enhanced ETF (a)	12,510	177	1,300	(257)	307	11,437	261	416	—
JPMorgan International Equity Fund Class R6 Shares (a)	264,322	12,767	47,355	(11,850)	19,817	237,701	14,485	7,304	—
JPMorgan International Research Enhanced Equity ETF (a)	396,904	12,355	56,847	(8,522)	21,803	365,693	7,305	9,969	—
JPMorgan Realty Income ETF (a)	72,115	—	4,042	(797)	(9,997)	57,279	1,394	871	5,158
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	33,757	6,593	8,627	(718)	(1,209)	29,796	591	137	3,529
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	16,247	1,339	1,503	(881)	961	16,163	929	—	62
JPMorgan Small Cap Value Fund Class R6 Shares (a)	16,667	1,865	2,101	(114)	(417)	15,900	655	149	1,225
JPMorgan U.S. Equity Fund Class R6 Shares (a)	341,807	46,005	48,295	(7,483)	(3,439)	328,595	19,138	2,480	13,063
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	59,418	256,434	257,468	—	—	58,384	58,384	921	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	361,142	23,588	53,337	(15,795)	14,729	330,327	11,320	2,764	5,287
JPMorgan Value Advantage Fund Class R6 Shares (a)	364,822	54,056	67,389	(3,422)	(12,080)	335,987	9,685	6,896	28,349
Total	$2,833,540	$495,019	$700,728	$(91,935)	$50,979	$2,586,875		$41,433	$58,031

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	137

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2055 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$54,784	$7,073	$8,701	$(1,751)	$(1,584)	$49,821	1,465	$1,392	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,803	1,682	3,399	(93)	(914)	14,079	172	239	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	44,872	1,095	5,520	(1,265)	2,981	42,163	581	444	—
JPMorgan Core Bond Fund Class R6 Shares (a)	19,531	1,473	842	(122)	(745)	19,295	1,908	295	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	58,524	4,535	2,715	(535)	(2,009)	57,800	8,118	1,057	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,581	196	—	—	91	5,868	995	196	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	30,244	8,603	11,305	(1,772)	1,634	27,404	975	199	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	63,793	9,992	12,011	(1,054)	(2,449)	58,271	3,967	1,512	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	207,166	21,012	23,345	(12,211)	8,655	201,277	8,236	—	788
JPMorgan High Yield Fund Class R6 Shares (a)	6,941	391	616	(53)	40	6,703	1,092	220	—
JPMorgan High Yield Research Enhanced ETF (a)	6,948	133	507	(100)	130	6,604	151	235	—
JPMorgan International Equity Fund Class R6 Shares (a)	149,713	11,638	23,790	(6,180)	10,987	142,368	8,675	4,247	—
JPMorgan International Research Enhanced Equity ETF (a)	220,933	10,941	21,534	(2,881)	10,898	218,357	4,362	5,796	—
JPMorgan Realty Income ETF (a)	40,051	—	2,308	(492)	(5,500)	31,751	773	484	2,859
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	18,747	2,754	1,545	(167)	(962)	18,827	373	79	2,052
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	9,022	881	522	(173)	187	9,395	540	—	36
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,256	1,148	835	(67)	(259)	9,243	381	85	712
JPMorgan U.S. Equity Fund Class R6 Shares (a)	200,503	25,642	22,820	(5,413)	(1,107)	196,805	11,462	1,438	7,598
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	33,384	173,528	163,432	—	—	43,480	43,480	526	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	197,253	17,992	16,565	(4,738)	4,017	197,959	6,784	1,582	3,074
JPMorgan Value Advantage Fund Class R6 Shares (a)	203,508	35,521	28,364	(2,398)	(7,035)	201,232	5,801	4,009	16,481
Total	$1,597,557	$336,230	$350,676	$(41,465)	$17,056	$1,558,702		$24,035	$33,601

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

138	J.P. Morgan SmartRetirement® Funds	December 31, 2022

JPMorgan SmartRetirement® 2060 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (a)	$14,991	$5,050	$2,762	$(642)	$(436)	$16,201	476	$441	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	4,463	1,673	1,541	(280)	(26)	4,289	53	76	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	12,502	2,142	1,042	(230)	730	14,102	194	137	—
JPMorgan Core Bond Fund Class R6 Shares (a)	5,698	538	—	—	(252)	5,984	592	89	—(b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	16,992	1,672	—	—	(737)	17,927	2,518	318	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,528	53	—	—	25	1,606	272	54	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	8,277	1,712	1,019	(174)	113	8,909	317	63	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	18,100	3,693	1,838	(232)	(780)	18,943	1,290	479	—
JPMorgan Growth Advantage Fund Class R6 Shares (a) *	58,802	13,915	5,974	(2,970)	1,678	65,451	2,678	—	250
JPMorgan High Yield Fund Class R6 Shares (a)	1,899	184	—	—	(4)	2,079	339	64	—
JPMorgan High Yield Research Enhanced ETF (a)	1,901	136	—	—	11	2,048	47	68	—
JPMorgan International Equity Fund Class R6 Shares (a)	41,614	8,480	5,327	(1,635)	3,150	46,282	2,820	1,367	—
JPMorgan International Research Enhanced Equity ETF (a)	63,270	14,260	10,698	(2,019)	4,611	69,424	1,387	1,863	—
JPMorgan Realty Income ETF (a)	10,970	—	385	(102)	(1,550)	8,933	217	133	804
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	5,846	999	512	(94)	(275)	5,964	118	25	650
JPMorgan Small Cap Growth Fund Class R6 Shares (a) *	2,469	539	5	(3)	(24)	2,976	171	—	11
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,533	707	196	(18)	(98)	2,928	121	25	226
JPMorgan U.S. Equity Fund Class R6 Shares (a)	57,252	13,306	4,473	(983)	(1,111)	63,991	3,727	447	2,407
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c)	14,780	83,961	86,071	—	—	12,670	12,670	211	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	56,646	11,441	3,074	(1,025)	361	64,349	2,205	497	989
JPMorgan Value Advantage Fund Class R6 Shares (a)	59,616	17,709	8,587	(1,112)	(2,188)	65,438	1,886	1,311	5,327
Total	$460,149	$182,170	$133,504	$(11,519)	$3,198	$500,494		$7,668	$10,664

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	139

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® 2065 Fund
For the six months ended December 31, 2022
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan ActiveBuilders Emerging Markets Equity ETF (b)	$—	$35	$4	$—(c)	$2	$33	1	$1	$—
JPMorgan BetaBuilders MSCI US REIT ETF (b)	—	1	—	—	—	1	—	—(c)	—
JPMorgan Core Bond Fund Class R6 Shares (b)	—	12	—	—	—	12	1	—(c)	—(c)
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	—	38	—	—	1	39	5	—(c)	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	—	4	—	—	—	4	1	—(c)	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (b)	—	38	5	1	4	38	1	—(c)	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (b)	—	22	4	—(c)	2	20	1	1	—
JPMorgan Growth Advantage Fund Class R6 Shares (b) *	—	143	7	—(c)	(4)	132	6	—	1
JPMorgan High Yield Fund Class R6 Shares (b)	—	4	—	—	—	4	1	—(c)	—
JPMorgan High Yield Research Enhanced ETF (b)	—	4	—	—	—	4	—	—(c)	—
JPMorgan International Equity Fund Class R6 Shares (b)	—	96	13	1	6	90	6	3	—
JPMorgan International Research Enhanced Equity ETF (b)	—	134	11	1	9	133	3	3	—
JPMorgan Realty Income ETF (b)	—	29	—	—	(2)	27	1	—(c)	2
JPMorgan Small Cap Equity Fund Class R6 Shares (b)	—	14	—(c)	—(c)	(2)	12	—	—(c)	1
JPMorgan Small Cap Growth Fund Class R6 Shares (b) *	—	6	—	—	—	6	—	—	—(c)
JPMorgan Small Cap Value Fund Class R6 Shares (b)	—	7	—	—	(1)	6	—	—(c)	—(c)
JPMorgan U.S. Equity Fund Class R6 Shares (b)	—	141	7	—(c)	(5)	129	8	—(c)	5
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (d)	—	359	314	—	—	45	45	—(c)	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (b)	—	127	4	—(c)	(2)	121	4	1	2
JPMorgan Value Advantage Fund Class R6 Shares (b)	—	144	1	—(c)	(12)	131	4	3	11
Total	$—	$1,358	$370	$3	$(4)	$987		$12	$22

(a)	Commencement of operations was November 1, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than one thousand.
(d)	The rate shown is the current yield as of December 31, 2022.
*	Non-income producing security.
C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

140	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
D. Futures Contracts— The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2022:
	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts:
Average Notional Balance Long	$—	$—	$33,156	$41,045	$37,350
Average Notional Balance Short	(58,797)	(82,959)	(58,222)	(69,640)	(65,015)
Ending Notional Balance Long	—	—	17,362	24,863	19,040
Ending Notional Balance Short	(59,237)	(79,121)	(50,906)	(57,552)	(51,896)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts:
Average Notional Balance Long	$26,072	$16,783	$17,921	$10,778	$3,668
Average Notional Balance Short	(84,211)	(56,327)	(53,560)	(33,279)	(7,606)
Ending Notional Balance Long	9,544	7,242	6,379	3,837	1,873
Ending Notional Balance Short	(83,499)	(56,967)	(61,154)	(35,796)	(9,055)

December 31, 2022	J.P. Morgan SmartRetirement® Funds	141

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
E. Offering and Organization Costs — Total offering costs of $170 incurred in connection with the offering of shares of JPMorgan SmartRetirement® 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund , if any, are/were recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2022, total offering costs amortized were $28.
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income  and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
G. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$36	$1	$2	$2	$—(a)	$—(a)	$3	$8	$52
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	24	1	2	2	1	—(a)	4	10	44
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	30	2	2	3	1	—(a)	5	14	57
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	35	2	2	3	1	—(a)	7	17	67
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	31	1	2	3	1	—(a)	5	16	59
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	32	2	2	3	1	—(a)	6	16	62
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	25	1	2	3	1	—(a)	4	15	51
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	19	1	2	3	1	—(a)	5	15	46
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	11	1	1	2	1	—(a)	3	13	32
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	4	—(a)	1	1	—(a)	—(a)	1	11	18
JPMorgan SmartRetirement® 2065 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	1	1

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.F.

142	J.P. Morgan SmartRetirement® Funds	December 31, 2022

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee— Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.
The Adviser reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2022, JPMDS retained the following:
	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	$—(a)	$—
JPMorgan SmartRetirement® 2020 Fund	—(a)	—
JPMorgan SmartRetirement® 2025 Fund	1	—(a)
JPMorgan SmartRetirement® 2030 Fund	2	—(a)
JPMorgan SmartRetirement® 2035 Fund	3	—(a)
JPMorgan SmartRetirement® 2040 Fund	3	—
JPMorgan SmartRetirement® 2045 Fund	2	—(a)
JPMorgan SmartRetirement® 2050 Fund	2	—(a)
JPMorgan SmartRetirement® 2055 Fund	1	—(a)
JPMorgan SmartRetirement® 2060 Fund	1	—

(a)	Amount rounds to less than one thousand.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	143

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds.  As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.34%	0.97%	0.22%	0.75%	0.50%	0.25%	0.10%	n/a
JPMorgan SmartRetirement® 2020 Fund	0.40	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2025 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2030 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2035 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2040 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2045 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2050 Fund	0.43	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2055 Fund	0.42	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2060 Fund	0.42	1.00	0.25	0.75	0.50	0.25	0.10	n/a
JPMorgan SmartRetirement® 2065 Fund	0.42	1.00	0.25	0.75	0.50	0.25	0.10	n/a
The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above are in place until at least March 31, 2023.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent

144	J.P. Morgan SmartRetirement® Funds	December 31, 2022

has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$370	$171
JPMorgan SmartRetirement® 2020 Fund	242	191
JPMorgan SmartRetirement® 2025 Fund	285	249
JPMorgan SmartRetirement® 2030 Fund	343	285
JPMorgan SmartRetirement® 2035 Fund	283	261
JPMorgan SmartRetirement® 2040 Fund	278	268
JPMorgan SmartRetirement® 2045 Fund	217	235
JPMorgan SmartRetirement® 2050 Fund	173	236
JPMorgan SmartRetirement® 2055 Fund	109	210
JPMorgan SmartRetirement® 2060 Fund	23	160
JPMorgan SmartRetirement® 2065 Fund	—(a)	52

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Income Fund	$1
JPMorgan SmartRetirement® 2020 Fund	1
JPMorgan SmartRetirement® 2025 Fund	1
JPMorgan SmartRetirement® 2030 Fund	1
JPMorgan SmartRetirement® 2035 Fund	1
JPMorgan SmartRetirement® 2040 Fund	1
JPMorgan SmartRetirement® 2045 Fund	1
JPMorgan SmartRetirement® 2050 Fund	1
JPMorgan SmartRetirement® 2055 Fund	1
JPMorgan SmartRetirement® 2060 Fund	1
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	145

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$115,557	$227,048	$3,859	$4,668
JPMorgan SmartRetirement® 2020 Fund	104,493	398,258	4,953	7,009
JPMorgan SmartRetirement® 2025 Fund	221,628	579,592	3,455	8,489
JPMorgan SmartRetirement® 2030 Fund	286,715	596,409	3,497	10,285
JPMorgan SmartRetirement® 2035 Fund	324,117	529,332	3,381	9,045
JPMorgan SmartRetirement® 2040 Fund	317,291	546,792	4,928	10,603
JPMorgan SmartRetirement® 2045 Fund	219,627	339,012	4,097	7,423
JPMorgan SmartRetirement® 2050 Fund	238,586	443,260	7,809	7,997
JPMorgan SmartRetirement® 2055 Fund	162,704	187,245	3,299	4,049
JPMorgan SmartRetirement® 2060 Fund	98,208	47,433	898	1,074
JPMorgan SmartRetirement® 2065 Fund	1,058	86	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,392,296	$70,474	$87,217	$(16,743)
JPMorgan SmartRetirement® 2020 Fund	1,794,587	123,037	128,331	(5,294)
JPMorgan SmartRetirement® 2025 Fund	3,632,149	157,555	273,730	(116,175)
JPMorgan SmartRetirement® 2030 Fund	4,646,819	265,173	355,467	(90,294)
JPMorgan SmartRetirement® 2035 Fund	3,743,288	357,224	223,394	133,830
JPMorgan SmartRetirement® 2040 Fund	3,600,413	481,395	198,107	283,288
JPMorgan SmartRetirement® 2045 Fund	2,789,464	267,278	132,573	134,705
JPMorgan SmartRetirement® 2050 Fund	2,454,791	248,924	108,778	140,146
JPMorgan SmartRetirement® 2055 Fund	1,557,347	69,482	64,562	4,920
JPMorgan SmartRetirement® 2060 Fund	534,656	352	33,311	(32,959)
JPMorgan SmartRetirement® 2065 Fund	1,021	24	29	(5)
At June 30, 2022, the Funds did not have any net capital loss carryforwards.

146	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)	Specified Ordinary Losses
	Short-Term
JPMorgan SmartRetirement® Income Fund	$9,720	$55
JPMorgan SmartRetirement® 2020 Fund	15,842	91
JPMorgan SmartRetirement® 2025 Fund	39,517	228
JPMorgan SmartRetirement® 2030 Fund	48,668	178
JPMorgan SmartRetirement® 2035 Fund	28,836	1,865
JPMorgan SmartRetirement® 2040 Fund	33,883	2,145
JPMorgan SmartRetirement® 2045 Fund	26,205	1,744
JPMorgan SmartRetirement® 2050 Fund	24,223	1,615
JPMorgan SmartRetirement® 2055 Fund	13,811	869
JPMorgan SmartRetirement® 2060 Fund	5,727	244
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
As of December 31, 2022, the Funds had no borrowings outstanding from another fund, or loans outstanding to another fund. Average borrowings from the Facility during the six months ended December 31, 2022 were as follows:
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds, except for JPMorgan SmartRetirement® 2065 Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus the Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	147

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of December 31, 2022, the Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	—	—%	2	39.5%
JPMorgan SmartRetirement® 2020 Fund	—	—	2	44.8
JPMorgan SmartRetirement® 2025 Fund	—	—	2	46.2
JPMorgan SmartRetirement® 2030 Fund	—	—	2	43.2
JPMorgan SmartRetirement® 2035 Fund	—	—	3	56.0
JPMorgan SmartRetirement® 2040 Fund	—	—	3	53.6
JPMorgan SmartRetirement® 2045 Fund	—	—	3	57.6
JPMorgan SmartRetirement® 2050 Fund	—	—	2	44.8
JPMorgan SmartRetirement® 2055 Fund	—	—	2	48.0
JPMorgan SmartRetirement® 2060 Fund	—	—	1	35.5
JPMorgan SmartRetirement® 2065 Fund	1	100.0	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Realty Income ETF	67.4
JPMorgan ActiveBuilders Emerging Markets Equity ETF	66.2
JPMorgan International Research Enhanced Equity ETF	58.6
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	56.7
JPMorgan U.S. Research Enhanced Equity Fund	49.7
JPMorgan Inflation Managed Bond ETF	48.3
JPMorgan International Equity Fund	44.9
JPMorgan High Yield Research Enhanced ETF	31.9
JPMorgan Emerging Markets Research Enhanced Equity Fund	27.9
JPMorgan Value Advantage Fund	20.0
JPMorgan U.S. Equity Fund	16.9
JPMorgan High Yield Fund	15.7
JPMorgan Growth Advantage Fund	15.0
JPMorgan Emerging Markets Debt Fund	14.5
JPMorgan Core Plus Bond Fund	14.1
JPMorgan Small Cap Value Fund	12.3
JPMorgan BetaBuilders MSCI US REIT ETF	12.0
JPMorgan Core Bond Fund	10.4
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses and could make derivatives more difficult for the Funds to value accurately.

148	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	149

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees  and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual *	$1,000.00	$1,000.00	$1.71	0.34%
Hypothetical *	1,000.00	1,023.49	1.73	0.34
Class C
Actual *	1,000.00	997.00	4.88	0.97
Hypothetical *	1,000.00	1,020.32	4.94	0.97
Class I
Actual *	1,000.00	1,000.70	1.11	0.22
Hypothetical *	1,000.00	1,024.10	1.12	0.22
Class R2
Actual *	1,000.00	998.10	3.78	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,000.00	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,000.50	1.26	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,001.30	0.50	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,001.90	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual *	1,000.00	999.30	2.02	0.40
Hypothetical *	1,000.00	1,023.19	2.04	0.40

150	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund (continued)
Class C
Actual *	$1,000.00	$996.00	$5.03	1.00%
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,000.10	1.26	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	997.70	3.78	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	998.80	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,000.10	1.26	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,000.50	0.50	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,001.40	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2025 Fund
Class A
Actual *	1,000.00	1,001.60	2.17	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43
Class C
Actual *	1,000.00	998.10	5.04	1.00
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,002.40	1.26	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	999.70	3.78	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,001.20	2.52	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,002.30	1.26	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,003.30	0.50	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,003.90	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual *	1,000.00	1,006.80	2.18	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43

December 31, 2022	J.P. Morgan SmartRetirement® Funds	151

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund (continued)
Class C
Actual *	$1,000.00	$1,004.00	$5.05	1.00%
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,007.60	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,005.10	3.79	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,006.50	2.53	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,008.00	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,008.60	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,009.20	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2035 Fund
Class A
Actual *	1,000.00	1,012.30	2.18	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43
Class C
Actual *	1,000.00	1,009.00	5.06	1.00
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,013.10	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,010.30	3.80	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,011.50	2.54	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,012.90	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,013.50	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,014.20	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual *	1,000.00	1,016.20	2.19	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43

152	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund (continued)
Class C
Actual *	$1,000.00	$1,013.10	$5.07	1.00%
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,017.50	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,014.70	3.81	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,016.20	2.54	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,017.10	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,017.80	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,018.00	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2045 Fund
Class A
Actual *	1,000.00	1,018.90	2.19	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43
Class C
Actual *	1,000.00	1,016.10	5.08	1.00
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,020.10	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,017.90	3.81	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,018.40	2.54	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,020.30	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,020.40	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,021.80	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual *	1,000.00	1,019.40	2.19	0.43
Hypothetical *	1,000.00	1,023.04	2.19	0.43

December 31, 2022	J.P. Morgan SmartRetirement® Funds	153

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund (continued)
Class C
Actual *	$1,000.00	$1,016.20	$5.08	1.00%
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,020.10	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,018.10	3.82	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,018.70	2.54	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,020.20	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,020.90	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,021.20	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2055 Fund
Class A
Actual *	1,000.00	1,019.20	2.14	0.42
Hypothetical *	1,000.00	1,023.09	2.14	0.42
Class C
Actual *	1,000.00	1,016.90	5.08	1.00
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,020.60	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,017.90	3.81	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,019.10	2.54	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,020.60	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,021.10	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,021.90	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual *	1,000.00	1,020.40	2.14	0.42
Hypothetical *	1,000.00	1,023.09	2.14	0.42

154	J.P. Morgan SmartRetirement® Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund (continued)
Class C
Actual *	$1,000.00	$1,017.70	$5.09	1.00%
Hypothetical *	1,000.00	1,020.16	5.09	1.00
Class I
Actual *	1,000.00	1,021.50	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R2
Actual *	1,000.00	1,018.80	3.82	0.75
Hypothetical *	1,000.00	1,021.42	3.82	0.75
Class R3
Actual *	1,000.00	1,020.20	2.55	0.50
Hypothetical *	1,000.00	1,022.68	2.55	0.50
Class R4
Actual *	1,000.00	1,021.00	1.27	0.25
Hypothetical *	1,000.00	1,023.94	1.28	0.25
Class R5
Actual *	1,000.00	1,022.50	0.51	0.10
Hypothetical *	1,000.00	1,024.70	0.51	0.10
Class R6
Actual *	1,000.00	1,022.90	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00
JPMorgan SmartRetirement® 2065 Fund
Class A
Actual **	1,000.00	1,031.60	0.60	0.36
Hypothetical *	1,000.00	1,023.39	1.84	0.36
Class C
Actual **	1,000.00	1,030.70	1.54	0.92
Hypothetical *	1,000.00	1,020.57	4.69	0.92
Class I
Actual **	1,000.00	1,031.90	0.28	0.17
Hypothetical *	1,000.00	1,024.35	0.87	0.17
Class R2
Actual **	1,000.00	1,031.10	1.14	0.68
Hypothetical *	1,000.00	1,021.78	3.47	0.68
Class R3
Actual **	1,000.00	1,031.50	0.70	0.42
Hypothetical *	1,000.00	1,023.09	2.14	0.42
Class R4
Actual **	1,000.00	1,031.90	0.28	0.17
Hypothetical *	1,000.00	1,024.35	0.87	0.17
Class R5
Actual **	1,000.00	1,032.20	0.03	0.02
Hypothetical *	1,000.00	1,025.10	0.10	0.02
Class R6
Actual **	1,000.00	1,032.30	0.00	0.00
Hypothetical *	1,000.00	1,025.21	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**
Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by
60/365 (to reflect the actual period). Commencement of operations was November 1, 2022.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	155

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements. The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board of Trustees held meetings on June 21-22, 2022 and August 9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser.  This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds and Underlying Funds, including personnel changes, if any;
(iii)
The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;

156	J.P. Morgan SmartRetirement® Funds	December 31, 2022

(iv)
Information about the structure and distribution strategy for each Fund and how it fits with the Trust’s other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, as applicable;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates success in continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees noted that there was no advisory fee charged to the Funds.  At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses.  Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively.  These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The

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(Unaudited) (continued)
Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts,  other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the
Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review.  As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the third, third and second quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the second, first and first quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively.  The Trustees noted that the performance for Class R6 shares was in the third, third and second quintiles of the Peer Group, and in the third, second and second quintiles of the Universe, for the one-, three- and five-year periods ended

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December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.
The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the fifth quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the fifth, fourth and fourth quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and fourth quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the fourth quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021. The Trustees noted that the performance for Class I shares was in the fourth quintile of both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and fourth quintiles of the Peer Group, and in the fourth, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the fifth, fourth and fourth quintiles of both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the fifth, fourth and fourth quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the fourth quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and fourth quintiles of the Peer Group, and in the fourth, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the fourth quintile of the Peer Group, for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021,  respectively.  The Trustees noted that the performance for Class I shares was in the fourth quintile of the Peer Group, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Peer Group, for the one-, three- and five year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.

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(Unaudited) (continued)
The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the third, fourth and fourth quintiles of the Peer Group, for the one-, three- and five year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles of the Peer Group, for the one-, three- and five year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the third, third and fourth quintiles of the Peer Group, and in the third, second and second quintiles of  the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the second, fourth and fourth quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the first, fourth and fourth quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class R6 shares was in the first, fourth and fourth quintiles of the Peer Group, and in the second, second and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A and Class I shares was in the second, fourth and fourth quintiles of the Peer Group, for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and fourth quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the second, fourth and fourth quintiles of the Peer Group, and in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in the second, fourth and fourth quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in the third quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees noted that the performance for Class R6 shares was in the second, fourth and fourth quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement 2060 Fund’s performance for Class A shares was in the second, fourth and fourth quintiles of the Peer Group, and in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees noted that the performance for Class I shares was in

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the second, fourth and fifth quintiles of the Peer Group, and in the third, third and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees noted that the performance for Class R6 shares was in the second, fifth and fifth quintiles of the Peer Group, and in the second, third and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
Advisory Fees and Expense Ratios
The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds.  The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Underlying Fund.  The Trustees recognized that Broadridge reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.  The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles of the Peer Group and Universe, respectively.  The
Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles of the Peer Group and Universe, respectively.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in

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(Unaudited) (continued)
addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of  both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted the net advisory fee for Class I shares was in the first quintile of both the Peer Group

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and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee for Class A shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second quintile of both the Peer Group and Universe.  After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

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TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2022, the following Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement® Income Fund	$4,985	$—(a)
JPMorgan SmartRetirement® 2020 Fund	8,363	654
JPMorgan SmartRetirement® 2025 Fund	17,803	1,420
JPMorgan SmartRetirement® 2030 Fund	28,384	2,259
JPMorgan SmartRetirement® 2035 Fund	31,145	2,559
JPMorgan SmartRetirement® 2040 Fund	35,974	2,959
JPMorgan SmartRetirement® 2045 Fund	29,461	2,421
JPMorgan SmartRetirement® 2050 Fund	26,828	2,208
JPMorgan SmartRetirement® 2055 Fund	14,576	1,201
JPMorgan SmartRetirement® 2060 Fund	3,613	296

(a)	Amount rounds to less than one thousand.

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BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of investment advisory agreements.  The Board also met for the specific purpose of considering approval of initial advisory agreements for new funds.  At their August 9-11, 2022, meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial advisory agreement (the “New Advisory Agreement”) for the JPMorgan SmartRetirement 2065 Fund (the “Fund”).
In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreement.  The Trustees also discussed the proposed New Advisory Agreement with independent legal counsel in an executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.
The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees noted that the Fund will not be charged a separate advisory fee. After considering and weighing the factors and information they had received, the Trustees found that the overall proposed arrangements between the Fund and the Adviser under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services.  Among other things, the Trustees considered:
(i)
The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)
The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the underlying funds in which the Fund invests (“Underlying Funds”), including personnel changes, if any;
(iii)
The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)
Information about the structure and distribution strategy for the Fund and how it fits with the Trusts’ other fund offerings;
(v)
The administration services provided by the Adviser in its role as Administrator;
(vi)
Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)
The overall reputation and capabilities of the Adviser and its affiliates;
(viii)
The commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, as applicable;
(ix)
Their overall confidence in the Adviser’s integrity;
(x)
The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds; and
(xi)
The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Fund and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates’ success in continuing to provide services to the Fund and its shareholders throughout this period.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	165

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administration services, respectively.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser, including the benefits to be received by the Adviser and its affiliates in connection with the Underlying Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees also noted that there will not be an investment advisory fee or administrative fee charged to the Fund.   The Trustees also considered that the Adviser will implement contractual expense limitations and fee waivers (“Fee Caps”) which will allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds.
The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

166	J.P. Morgan SmartRetirement® Funds	December 31, 2022

Advisory Fees and Expense Ratios
The Fund will not be charged a separate investment advisory fee by the Adviser.  The Trustees considered the reasonableness of the investment advisory and expense ratio of the Underlying Funds with respect to the Fund.  The Trustees also considered the contractual advisory fee rate that will be paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as the Fund.  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund.  The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate and net expense ratio for each share class, as applicable, after taking into account any projected waivers and/or reimbursements.  The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.
The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds.  After considering all of the factors identified above, in light of the information, the Trustees concluded that the Fund’s proposed advisory fee was satisfactory.

December 31, 2022	J.P. Morgan SmartRetirement® Funds	167

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-SR-1222

Semi-Annual Report
JPMorgan SmartRetirement® Blend Funds
December 31, 2022  (Unaudited)
JPMorgan SmartRetirement® Blend Income Fund
JPMorgan SmartRetirement® Blend 2015 Fund
JPMorgan SmartRetirement® Blend 2020 Fund
JPMorgan SmartRetirement® Blend 2025 Fund
JPMorgan SmartRetirement® Blend 2030 Fund
JPMorgan SmartRetirement® Blend 2035 Fund
JPMorgan SmartRetirement® Blend 2040 Fund
JPMorgan SmartRetirement® Blend 2045 Fund
JPMorgan SmartRetirement® Blend 2050 Fund
JPMorgan SmartRetirement® Blend 2055 Fund
JPMorgan SmartRetirement® Blend 2060 Fund
JPMorgan SmartRetirement® Blend 2065 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
February 13, 2023 (Unaudited)
Dear Shareholder,
Financial markets have rebounded somewhat as the U.S. and other developed market economies have shown notable resilience in the face of higher inflation, rising interest rates and the ongoing war in Ukraine. While the factors that weighed on equity and bond markets in 2022 largely remain, there are signals that inflationary pressures may have peaked and the long-term economic outlook appears positive.

“Investors may face continued
economic and geopolitical challenges
in the year ahead. However, some of
the acute risks encountered in 2022
appear to have receded and last
year’s reset in asset prices may
provide attractive investment
opportunities.”
— Brian S. Shlissel

While U.S. economic growth was surprisingly strong in the closing months of 2022, with broad gains in employment and consumer spending in the final months of the year, the U.S. Federal Reserve’s efforts to counter inflationary pressure through sharply higher interest rates could slow economic momentum in the months ahead.
Corporate earnings have been squeezed by higher costs for materials and labor, while the strong U.S. dollar has hindered export revenues. However, the impact of higher prices and interest rates has not landed on all sectors of the economy evenly. Energy sector profits have soared over the past year, while earnings in housing and construction sectors have declined.
Across Europe, the war in Ukraine has driven up prices for energy, food and a range of other goods and has fueled negative consumer sentiment. The prolonged nature of the conflict and its potential to spread remain key concerns among policymakers, diplomats, military planners, economists and investors. It is worth noting that Europe’s largest industrialized nations in concert with the European Union have moved swiftly to secure alternatives to Russian sources of natural gas and petroleum, which has eased an energy crisis that began last year.
Investors may face continued economic and geopolitical challenges in the year ahead. However, some of the acute risks encountered in 2022 appear to have receded and last year’s reset in asset prices may provide attractive investment opportunities. A long-term view and a properly diversified portfolio, in our opinion, remain key elements to a successful investment approach.
Our broad array of investment solutions seeks to provide investors with ability to build durable portfolios that can help them meet their financial goals.
Sincerely,

Brian S. Shlissel
President - J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	1

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
SIX MONTHS ENDED  December 31, 2022 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2022 ($000)
JPMorgan SmartRetirement® Blend Income Fund	0.17%	0.35%	S&P Target Date Retirement Income Index	521,435
JPMorgan SmartRetirement® Blend 2015 Fund	0.30%	0.74%	S&P Target Date 2015 Index	20,129
JPMorgan SmartRetirement® Blend 2020 Fund	0.14%	0.91%	S&P Target Date 2020 Index	907,345
JPMorgan SmartRetirement® Blend 2025 Fund	0.46%	1.48%	S&P Target Date 2025 Index	1,673,035
JPMorgan SmartRetirement® Blend 2030 Fund	0.99%	1.93%	S&P Target Date 2030 Index	2,051,881
JPMorgan SmartRetirement® Blend 2035 Fund	1.56%	2.36%	S&P Target Date 2035 Index	1,984,708
JPMorgan SmartRetirement® Blend 2040 Fund	1.98%	2.80%	S&P Target Date 2040 Index	1,780,251
JPMorgan SmartRetirement® Blend 2045 Fund	2.25%	3.18%	S&P Target Date 2045 Index	1,448,266
JPMorgan SmartRetirement® Blend 2050 Fund	2.29%	3.33%	S&P Target Date 2050 Index	1,117,450
JPMorgan SmartRetirement® Blend 2055 Fund	2.32%	3.43%	S&P Target Date 2055 Index	648,597
JPMorgan SmartRetirement® Blend 2060 Fund	2.43%	3.41%	S&P Target Date 2060+ Index	270,598
JPMorgan SmartRetirement® Blend 2065 Fund	3.15%	3.52%	S&P Target Date 2065+ Index	1,032

*
Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	38.2%
Exchange-Traded Funds	32.2
Mortgage-Backed Securities	5.7
Corporate Bonds	5.6
U.S. Treasury Obligations	4.8
Asset-Backed Securities	4.3
Collateralized Mortgage Obligations	1.3
Others (each less than 1.0%)	0.7
Short-Term Investments	7.2
JPMorgan SmartRetirement® Blend 2015 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.0%
Exchange-Traded Funds	31.4
U.S. Treasury Obligations	7.6
Mortgage-Backed Securities	5.8
Corporate Bonds	4.7
Asset-Backed Securities	3.3
Others (each less than 1.0%)	1.6
Short-Term Investments	6.6
JPMorgan SmartRetirement® Blend 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	38.6%
Exchange-Traded Funds	31.4
Mortgage-Backed Securities	6.1
Corporate Bonds	5.5
Asset-Backed Securities	4.6
U.S. Treasury Obligations	3.9
Collateralized Mortgage Obligations	1.4
Others (each less than 1.0%)	0.7
Short-Term Investments	7.8
JPMorgan SmartRetirement® Blend 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	41.8%
Exchange-Traded Funds	30.7
Corporate Bonds	5.3
U.S. Treasury Obligations	5.2
Mortgage-Backed Securities	5.0
Asset-Backed Securities	3.7
Collateralized Mortgage Obligations	1.3
Others (each less than 1.0%)	0.6
Short-Term Investments	6.4
JPMorgan SmartRetirement® Blend 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	47.5%
Exchange-Traded Funds	31.4
Corporate Bonds	4.2
U.S. Treasury Obligations	4.0
Mortgage-Backed Securities	3.9
Asset-Backed Securities	2.9
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.6
Short-Term Investments	4.4
JPMorgan SmartRetirement® Blend 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
Investment Companies	57.3%
Exchange-Traded Funds	34.6
U.S. Treasury Obligations	1.5
Corporate Bonds	1.0
Mortgage-Backed Securities	1.0
Others (each less than 1.0%)	1.1
Short-Term Investments	3.5

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	3

JPMorgan SmartRetirement® Blend Funds
FUND FACTS
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
JPMorgan SmartRetirement® Blend 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.7%
International Equity	30.6
Fixed Income	14.5
Alternative Assets	3.2
U.S. Treasury Obligations	0.3
Short-Term Investments	2.7
JPMorgan SmartRetirement® Blend 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.3%
International Equity	33.4
Fixed Income	7.4
Alternative Assets	3.5
U.S. Treasury Obligations	0.3
Short-Term Investments	2.1
JPMorgan SmartRetirement® Blend 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.1%
International Equity	33.8
Fixed Income	6.0
Alternative Assets	3.5
U.S. Treasury Obligations	0.3
Short-Term Investments	2.3
JPMorgan SmartRetirement® Blend 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.0%
International Equity	33.6
Fixed Income	5.9
Alternative Assets	3.2
U.S. Treasury Obligations	0.3
Short-Term Investments	3.0
JPMorgan SmartRetirement® Blend 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	54.0%
International Equity	33.9
Fixed Income	5.8
Alternative Assets	3.0
U.S. Treasury Obligations	0.3
Short-Term Investments	3.0
JPMorgan SmartRetirement® Blend 2065 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF December 31, 2022	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.6%
International Equity	30.9
Fixed Income	6.1
Alternative Assets	2.7
Short-Term Investments	4.7

4	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
INVESTMENT OBJECTIVES *
The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
HOW DID THE MARKET PERFORM?
Developed market equities generally provided modest positive returns for the period, while emerging markets equities slumped. Bond market returns were mixed as leading central banks continued to raise interest rates in the face of the highest levels of inflation in 40 years. Overall, investors largely focused on rising interest rates, the war in Ukraine and pandemic-related disruptions in China.
In the U.S., equity prices rebounded from a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases. However, corporate earnings for both the second and third quarters of 2022 generally were better than expected given a cooling economy and slower consumer spending. While U.S. unemployment rate remained historically low - hovering between 3.5% and 3.7% for the six-month period - by the end of 2022 data indicated some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of the year as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices receded. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty.
Emerging markets broadly declined during the period but there was wide variance among individual nations. Chinese equities continued to underperform amid investor concerns about the economic impact of the country’s strict anti-pandemic policies, as well as weakness within China’s real estate sector and changes in the global trade for information. While energy prices retreated from historically high levels in the second half of 2022, overall commodities prices remained elevated, which benefitted markets in exporting nations but hurt markets in net importing nations.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?
The Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and all ten JPMorgan SmartRetirement® Blend
Funds underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2022.
In terms of manager selection, the Fund’s investments in the JPMorgan Emerging Markets Research Enhanced Equity Fund were leading detractors from performance relative to the respective Benchmarks during the third quarter of 2022, while the Funds’ investments in the JPMorgan Core Bond Fund and JPMorgan Core Plus Bond Fund were leading detractors from relative performance in the fourth quarter. The Funds’ investments in the JPMorgan Core Bond Fund and JPMorgan Core Plus Bond Fund were leading contributors to relative performance in the third quarter of 2022, while the Funds’ investments in the JPMorgan Emerging Markets Research Enhanced Equity and JPMorgan Emerging Markets Debt Fund were leading contributors to relative performance in the fourth quarter.
From a strategic perspective, the Funds’ overweight allocations to equities over fixed income, particularly in the longer-dated Funds, detracted from relative performance in the third quarter of 2022. The Funds’ underweight allocations to international developed markets equity were leading detractors from relative performance in the fourth quarter. The Funds’ diversification within fixed income, specifically the Funds’ overweight allocations to U.S. high yield bonds (also known as junk bonds) and emerging markets debt were leading contributors to relative performance.
From an active asset allocation perspective, the Funds’ larger allocations to U.S. large cap equity in July 2022 were leading detractors from relative performance amid rising geopolitical uncertainty, inflationary pressure and risks to economic growth. The portfolio managers responded to the above factors via diversified underweight positions across equities and credit, which contributed to relative performance.
Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Active asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.
HOW WERE THE FUNDS POSITIONED?
The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	5

JPMorgan SmartRetirement® Blend Funds
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited) (continued)
The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement active asset allocations.

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

6	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend Income Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	0.00% **	(13.90)%	1.74%	3.48%
Class R2 SHARES	July 2, 2012	(0.25)	(14.34)	1.23	3.00
Class R3 SHARES	May 31, 2017	(0.09)	(14.13)	1.48	3.28
Class R4 SHARES	May 31, 2017	0.04	(13.92)	1.74	3.54
Class R5 SHARES	July 2, 2012	0.12	(13.79)	1.89	3.66
Class R6 SHARES	July 2, 2012	0.17	(13.69)	2.00	3.74

*	Not annualized.
**	Amount rounds to less than 0.005%.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date
Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan SmartRetirement® Blend 2015 Fund
FUND COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	December 30, 2016	0.13%	(13.85)%	0.71%	2.37%
Class R2 SHARES	December 30, 2016	(0.12)	(14.26)	0.14	1.78
Class R3 SHARES	December 30, 2016	0.00**	(14.09)	0.38	2.02
Class R4 SHARES	December 30, 2016	0.11	(13.81)	0.64	2.28
Class R5 SHARES	December 30, 2016	0.20	(13.72)	0.78	2.43
Class R6 SHARES	December 30, 2016	0.30	(13.63)	0.89	2.54

*	Not annualized.
**	Amount rounds to less than 0.005%.
LIFE OF FUND PERFORMANCE  (12/30/16 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 30, 2016.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2015 Fund and the S&P Target Date 2015 Index from December 30, 2016 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2015 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2015 Index is comprised of underlying indices of securities. Effective
May 31, 2017, the prior version of the S&P Target Date 2015 Index was discontinued. As a result, performance for the S&P Target Date 2015 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan SmartRetirement® Blend 2020 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	(0.03)%	(13.97)%	1.94%	4.62%
Class R2 SHARES	July 2, 2012	(0.26)	(14.38)	1.43	4.14
Class R3 SHARES	May 31, 2017	(0.08)	(14.13)	1.70	4.42
Class R4 SHARES	May 31, 2017	0.00**	(13.94)	1.95	4.68
Class R5 SHARES	July 2, 2012	0.13	(13.78)	2.11	4.80
Class R6 SHARES	July 2, 2012	0.14	(13.73)	2.19	4.88

*	Not annualized.
**	Amount rounds to less than 0.005%.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

9

JPMorgan SmartRetirement® Blend 2025 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	0.34%	(15.44)%	2.54%	5.45%
Class R2 SHARES	July 2, 2012	0.09	(15.87)	2.03	4.95
Class R3 SHARES	May 31, 2017	0.21	(15.65)	2.28	5.24
Class R4 SHARES	May 31, 2017	0.29	(15.46)	2.53	5.51
Class R5 SHARES	July 2, 2012	0.44	(15.31)	2.69	5.63
Class R6 SHARES	July 2, 2012	0.46	(15.24)	2.80	5.71

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10

JPMorgan SmartRetirement® Blend 2030 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	0.86%	(16.35)%	3.07%	6.18%
Class R2 SHARES	July 2, 2012	0.61	(16.76)	2.56	5.69
Class R3 SHARES	May 31, 2017	0.76	(16.53)	2.82	5.97
Class R4 SHARES	May 31, 2017	0.86	(16.35)	3.07	6.24
Class R5 SHARES	July 2, 2012	0.97	(16.19)	3.24	6.36
Class R6 SHARES	July 2, 2012	0.99	(16.10)	3.34	6.45

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

11

JPMorgan SmartRetirement® Blend 2035 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	1.43%	(16.92)%	3.67%	6.82%
Class R2 SHARES	July 2, 2012	1.14	(17.32)	3.15	6.33
Class R3 SHARES	May 31, 2017	1.31	(17.09)	3.41	6.62
Class R4 SHARES	May 31, 2017	1.43	(16.90)	3.67	6.89
Class R5 SHARES	July 2, 2012	1.50	(16.78)	3.82	7.01
Class R6 SHARES	July 2, 2012	1.56	(16.69)	3.93	7.09

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12

JPMorgan SmartRetirement® Blend 2040 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	1.84%	(17.38)%	4.08%	7.29%
Class R2 SHARES	July 2, 2012	1.60	(17.78)	3.55	6.79
Class R3 SHARES	May 31, 2017	1.73	(17.56)	3.82	7.08
Class R4 SHARES	May 31, 2017	1.88	(17.35)	4.08	7.35
Class R5 SHARES	July 2, 2012	1.92	(17.25)	4.24	7.47
Class R6 SHARES	July 2, 2012	1.98	(17.16)	4.34	7.56

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

13

JPMorgan SmartRetirement® Blend 2045 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	2.17%	(17.77)%	4.37%	7.45%
Class R2 SHARES	July 2, 2012	1.87	(18.20)	3.85	6.95
Class R3 SHARES	May 31, 2017	1.99	(18.02)	4.11	7.24
Class R4 SHARES	May 31, 2017	2.15	(17.78)	4.37	7.51
Class R5 SHARES	July 2, 2012	2.22	(17.69)	4.53	7.63
Class R6 SHARES	July 2, 2012	2.25	(17.61)	4.63	7.73

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14

JPMorgan SmartRetirement® Blend 2050 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	2.20%	(17.83)%	4.43%	7.49%
Class R2 SHARES	July 2, 2012	1.92	(18.24)	3.91	6.99
Class R3 SHARES	May 31, 2017	2.04	(18.06)	4.17	7.28
Class R4 SHARES	May 31, 2017	2.18	(17.83)	4.43	7.55
Class R5 SHARES	July 2, 2012	2.26	(17.70)	4.58	7.67
Class R6 SHARES	July 2, 2012	2.29	(17.63)	4.69	7.76

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

15

JPMorgan SmartRetirement® Blend 2055 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
Class I SHARES	July 2, 2012	2.18%	(17.75)%	4.40%	7.44%
Class R2 SHARES	July 2, 2012	1.94	(18.15)	3.88	6.94
Class R3 SHARES	May 31, 2017	2.04	(17.99)	4.14	7.23
Class R4 SHARES	May 31, 2017	2.18	(17.74)	4.40	7.50
Class R5 SHARES	July 2, 2012	2.29	(17.60)	4.56	7.62
Class R6 SHARES	July 2, 2012	2.32	(17.56)	4.67	7.71

*	Not annualized.
TEN YEAR FUND PERFORMANCE  (12/31/12 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from December 31, 2012 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16

JPMorgan SmartRetirement® Blend 2060 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
Class I SHARES	August 31, 2016	2.26%	(17.61)%	4.52%	6.84%
Class R2 SHARES	August 31, 2016	2.03	(18.04)	4.00	6.30
Class R3 SHARES	May 31, 2017	2.14	(17.84)	4.25	6.56
Class R4 SHARES	May 31, 2017	2.27	(17.63)	4.51	6.83
Class R5 SHARES	August 31, 2016	2.37	(17.50)	4.67	7.00
Class R6 SHARES	August 31, 2016	2.43	(17.40)	4.78	7.10

*	Not annualized.
LIFE OF FUND PERFORMANCE  (8/31/16 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2016.
Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

17

JPMorgan SmartRetirement® Blend 2065 Fund
FUNDS COMMENTARY
SIX MONTHS ENDED  December 31, 2022 (Unaudited)
TOTAL RETURNS AS OF  December 31, 2022

	INCEPTION DATE OF CLASS	SINCE INCEPTION
Class I SHARES	November 1, 2022	3.11%
Class R2 SHARES	November 1, 2022	3.03
Class R3 SHARES	November 1, 2022	3.07
Class R4 SHARES	November 1, 2022	3.11
Class R5 SHARES	November 1, 2022	3.14
Class R6 SHARES	November 1, 2022	3.15
LIFE OF FUND PERFORMANCE  (11/1/22 TO 12/31/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on November 1, 2022.
The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2065 Fund and the S&P Target Date 2065+ Index from November 1, 2022, to December 31, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2065+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1,
2017, S&P Target Date 2065+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2065+ Index was discontinued. As a result, performance for the S&P Target Date 2065+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.
Class R6 Shares generally have a $15,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 38.2%
Fixed Income — 13.8%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,734	47,945
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	51	299
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	25	207
JPMorgan High Yield Fund Class R6 Shares (a)	3,853	23,659
Total Fixed Income		72,110
International Equity — 4.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,633	23,992
U.S. Equity — 19.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	1,790	103,035
Total Investment Companies (Cost $193,673)		199,137
Exchange-Traded Funds — 32.1%
Alternative Assets — 1.4%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	88	7,193
Fixed Income — 16.4%
JPMorgan High Yield Research Enhanced ETF (a)	69	2,997
JPMorgan Inflation Managed Bond ETF (a)	856	39,263
JPMorgan U.S. Aggregate Bond ETF (a)	940	43,048
Total Fixed Income		85,308
International Equity — 9.9%
JPMorgan BetaBuilders International Equity ETF (a)	1,045	51,859
U.S. Equity — 4.4%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	173	12,608
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	202	10,513
Total U.S. Equity		23,121
Total Exchange-Traded Funds (Cost $172,068)		167,481
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 5.7%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	495	427
Pool # WA1626, 3.45%, 8/1/2032	399	369
Pool # WN3225, 3.80%, 10/1/2034	250	232
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	217	202
Pool # QB4026, 2.50%, 10/1/2050	636	549
Pool # QB4045, 2.50%, 10/1/2050	403	343
Pool # QB4484, 2.50%, 10/1/2050	214	184
Pool # QB4542, 2.50%, 10/1/2050	221	190
Pool # RA4224, 3.00%, 11/1/2050	109	96
Pool # QB8503, 2.50%, 2/1/2051	332	282
Pool # QC4789, 3.00%, 7/1/2051	227	200
Pool # QD5778, 3.00%, 1/1/2052	255	224
Pool # QE1637, 4.00%, 5/1/2052	109	103
Pool # QE1832, 4.50%, 5/1/2052	127	124
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	362	368
Pool # FM3118, 3.00%, 5/1/2050	184	164
Pool # CA6635, 2.50%, 8/1/2050	201	173
Pool # BQ2894, 3.00%, 9/1/2050	356	316
Pool # BQ3996, 2.50%, 10/1/2050	241	206
Pool # BQ5243, 3.50%, 10/1/2050	119	109
Pool # CA7398, 3.50%, 10/1/2050	344	316
Pool # CA8637, 4.00%, 1/1/2051	722	690
Pool # BU3079, 3.00%, 1/1/2052	168	147
Pool # BV0273, 3.00%, 1/1/2052	200	176
Pool # BV4831, 3.00%, 2/1/2052	157	138
Pool # BV0295, 3.50%, 2/1/2052	428	397
Pool # BV6743, 4.50%, 5/1/2052	153	149
Pool # BV9515, 6.00%, 6/1/2052	139	142
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027 (b)	222	224
Pool # AM3010, 5.07%, 3/1/2028	207	211
Pool # BL8639, 1.09%, 4/1/2028	238	201
Pool # BS6144, 3.97%, 1/1/2029	490	476
Pool # AM5319, 4.34%, 1/1/2029	189	186
Pool # BS0448, 1.27%, 12/1/2029	446	365
Pool # BL9748, 1.60%, 12/1/2029	140	117
Pool # AN7593, 2.99%, 12/1/2029	128	117
Pool # AN8285, 3.11%, 3/1/2030	133	123
Pool # AM8544, 3.08%, 4/1/2030	59	54
Pool # BL9251, 1.45%, 10/1/2030	359	291
Pool # AM4789, 4.18%, 11/1/2030	85	83
Pool # BL9891, 1.37%, 12/1/2030	247	199
Pool # BS0025, 1.38%, 12/1/2030	566	461
Pool # BS7290, 5.64%, 2/1/2031	500	519
Pool # BS6203, 4.26%, 4/1/2031	199	193
Pool # BS6802, 4.93%, 6/1/2031	539	549
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	19

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS5580, 3.68%, 1/1/2032	370	347
Pool # BS4654, 2.39%, 3/1/2032	345	294
Pool # BL5680, 2.44%, 3/1/2032	425	359
Pool # AN6149, 3.14%, 7/1/2032	595	530
Pool # BS5530, 3.30%, 7/1/2032	564	513
Pool # BS6345, 3.91%, 8/1/2032	165	157
Pool # BM3226, 3.44%, 10/1/2032 (c)	589	543
Pool # BS6822, 3.81%, 10/1/2032	320	304
Pool # BS6954, 4.93%, 10/1/2032	257	265
Pool # BS6819, 4.12%, 11/1/2032	375	364
Pool # BS6985, 4.92%, 11/1/2032	600	620
Pool # BS7090, 4.45%, 12/1/2032	615	612
Pool # AN7923, 3.33%, 1/1/2033	250	225
Pool # BS5357, 3.41%, 3/1/2033	275	250
Pool # AN9067, 3.51%, 5/1/2033	140	128
Pool # AN9752, 3.65%, 7/1/2033	265	246
Pool # BS5511, 3.45%, 8/1/2033	365	334
Pool # BS5127, 3.15%, 9/1/2033	215	189
Pool # BL1012, 4.03%, 12/1/2033	130	124
Pool # BL0900, 4.08%, 2/1/2034	75	72
Pool # AN0375, 3.76%, 12/1/2035	227	205
Pool # AN4430, 3.61%, 1/1/2037	214	199
Pool # BF0230, 5.50%, 1/1/2058	572	592
Pool # BF0497, 3.00%, 7/1/2060	272	238
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	319	293
Pool # BR3929, 3.50%, 10/20/2050	199	183
Pool # BW1726, 3.50%, 10/20/2050	259	238
Pool # BS8546, 2.50%, 12/20/2050	666	566
Pool # BR3928, 3.00%, 12/20/2050	326	295
Pool # BU7538, 3.00%, 12/20/2050	217	196
Pool # 785294, 3.50%, 1/20/2051	653	594
Pool # CA8452, 3.00%, 2/20/2051	907	820
Pool # CB1543, 3.00%, 2/20/2051	613	546
Pool # CA3588, 3.50%, 2/20/2051	601	552
Pool # CB1536, 3.50%, 2/20/2051	661	612
Pool # CB1542, 3.00%, 3/20/2051	382	341
Pool # CB4433, 3.00%, 3/20/2051	714	621
Pool # CC0070, 3.00%, 3/20/2051	93	84
Pool # CC8726, 3.00%, 3/20/2051	144	129
Pool # CC8738, 3.00%, 3/20/2051	174	156
Pool # CC8723, 3.50%, 3/20/2051	773	710
Pool # CC0088, 4.00%, 3/20/2051	31	29
Pool # CC0092, 4.00%, 3/20/2051	74	71
Pool # CC8727, 3.00%, 4/20/2051	201	179
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CC8739, 3.00%, 4/20/2051	570	510
Pool # CC8740, 3.00%, 4/20/2051	502	449
Pool # CC8751, 3.00%, 4/20/2051	103	92
Pool # CA3563, 3.50%, 7/20/2051	384	357
Pool # CE2586, 3.50%, 7/20/2051	536	492
Pool # CK1527, 3.50%, 12/20/2051	372	344
Pool # CJ8184, 3.50%, 1/20/2052	398	366
Pool # CK2660, 3.00%, 2/20/2052	246	217
Pool # CK2716, 3.50%, 2/20/2052	300	273
GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (c)	351	313
Total Mortgage-Backed Securities (Cost $33,857)		29,723
Corporate Bonds — 5.6%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	85	80
2.75%, 2/1/2026	21	19
2.20%, 2/4/2026	15	14
2.70%, 2/1/2027	765	691
3.45%, 11/1/2028	63	56
Northrop Grumman Corp.
5.15%, 5/1/2040	95	92
3.85%, 4/15/2045	80	64
Raytheon Technologies Corp. 2.25%, 7/1/2030	143	119
		1,135
Automobiles — 0.0% ^
General Motors Co. 6.80%, 10/1/2027	150	156
Hyundai Capital America 1.30%, 1/8/2026 (d)	40	35
		191
Banks — 1.1%
Banco Santander SA (Spain)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	171
2.75%, 12/3/2030	200	153
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	199	177
(SOFR + 1.05%), 2.55%, 2/4/2028 (e)	80	71
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	105	100
(SOFR + 1.33%), 2.97%, 2/4/2033 (e)	110	89
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (d)	200	198
SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	200	169
Barclays plc (United Kingdom) 4.34%, 1/10/2028	200	186
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (d) (e)	200	146
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	125	115
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d)	250	170
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	200	193
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	219
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (e)	745	623
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	200	190
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	173
Mitsubishi UFJ Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	270	234
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (e)	235	235
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (e)	200	189
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	200	176
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	200	202
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	200	170
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	400	384
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	245	188
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	200	170
Wells Fargo & Co.
4.30%, 7/22/2027	580	558
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	110	93
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	15	10
3.13%, 11/18/2041	80	53
		5,805
Beverages — 0.0% ^
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	98	74
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	95	88
3.20%, 11/21/2029	251	226
4.05%, 11/21/2039	200	171
4.25%, 11/21/2049	75	62
Biogen, Inc. 2.25%, 5/1/2030	45	37
Gilead Sciences, Inc. 2.60%, 10/1/2040	108	76
		660
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	87	67
Capital Markets — 0.5%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	113	72
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	414
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	450	397
Goldman Sachs Group, Inc. (The) 4.25%, 10/21/2025	688	671
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (d)	240	242
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	185	161
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	100	77
S&P Global, Inc.
2.70%, 3/1/2029 (d)	111	98
4.25%, 5/1/2029 (d)	130	124
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (d) (e)	200	195
		2,451
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	21

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	81
LYB International Finance III LLC 1.25%, 10/1/2025	52	46
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	109	110
		237
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	150	145
6.50%, 7/15/2025	150	152
4.63%, 10/15/2027	450	418
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	78	72
5.50%, 1/15/2026 (d)	290	276
2.13%, 2/21/2026 (d)	60	52
4.25%, 4/15/2026 (d)	10	9
2.53%, 11/18/2027 (d)	383	306
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (e)	85	65
General Motors Financial Co., Inc. 3.80%, 4/7/2025	100	96
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (d)	295	294
5.50%, 2/15/2024 (d)	22	22
		2,033
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	99	86
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	40	33
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029 (d)	40	36
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	86	61
		97
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	227	169
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued
3.55%, 9/15/2055	152	102
Verizon Communications, Inc. 2.65%, 11/20/2040	79	53
		324
Electric Utilities — 0.5%
Duke Energy Florida LLC 5.95%, 11/15/2052	82	87
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	30
Edison International 5.75%, 6/15/2027	70	70
Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	71
Entergy Arkansas LLC 2.65%, 6/15/2051	36	22
Entergy Louisiana LLC
4.00%, 3/15/2033	67	60
2.90%, 3/15/2051	20	13
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	95	95
Evergy, Inc. 2.90%, 9/15/2029	175	151
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	195	177
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	80	65
Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	102
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	53	45
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	78	75
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	34	25
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	111	67
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	40	36
2.45%, 12/2/2027 (d)	165	137
OGE Energy Corp. 0.70%, 5/26/2023	55	54
Pacific Gas and Electric Co.
1.70%, 11/15/2023	65	63
3.25%, 2/16/2024	170	166
3.45%, 7/1/2025	75	71
2.95%, 3/1/2026	137	126
3.75%, 8/15/2042 (f)	41	27
4.30%, 3/15/2045	25	18
PacifiCorp 4.15%, 2/15/2050	53	43
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	85	86
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	50	46
SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Series A-5, 5.10%, 6/1/2052	45	42
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	77	68
5.85%, 11/1/2027	98	101
Series C, 4.13%, 3/1/2048	54	43
Union Electric Co. 3.90%, 4/1/2052	68	55
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	141	138
		2,475
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	88	69
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	124	116
Walt Disney Co. (The) 3.50%, 5/13/2040	150	121
		306
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.
1.50%, 1/31/2028	65	54
1.88%, 10/15/2030	421	325
Brixmor Operating Partnership LP
2.25%, 4/1/2028	70	58
2.50%, 8/16/2031	40	31
Corporate Office Properties LP 2.75%, 4/15/2031	113	85
Equinix, Inc. 2.90%, 11/18/2026	122	111
Healthcare Realty Holdings LP 2.00%, 3/15/2031	166	126
Healthpeak Properties, Inc. 2.13%, 12/1/2028	121	101
Life Storage LP 2.40%, 10/15/2031	110	85
Office Properties Income Trust 2.40%, 2/1/2027	140	102
Physicians Realty LP 2.63%, 11/1/2031	45	35
Realty Income Corp. 1.80%, 3/15/2033	115	82
Sabra Health Care LP 3.20%, 12/1/2031	80	59
Safehold Operating Partnership LP 2.85%, 1/15/2032	146	111
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	272	256
UDR, Inc.
2.10%, 8/1/2032	167	123
1.90%, 3/15/2033	40	28
WP Carey, Inc. 2.40%, 2/1/2031	71	57
		1,829
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.1%
7-Eleven, Inc.
1.30%, 2/10/2028 (d)	48	40
2.50%, 2/10/2041 (d)	50	33
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	115	82
3.63%, 5/13/2051 (d)	125	83
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	36	31
		269
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	64	53
Kraft Heinz Foods Co.
4.63%, 10/1/2039	85	75
4.38%, 6/1/2046	47	38
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	179	136
		302
Gas Utilities — 0.1%
Atmos Energy Corp. 2.85%, 2/15/2052	85	55
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	137
Southern California Gas Co. 6.35%, 11/15/2052	125	137
		329
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	27	24
DH Europe Finance II SARL 3.25%, 11/15/2039	46	37
		61
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	50	48
Banner Health 1.90%, 1/1/2031	100	79
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	43
CommonSpirit Health
1.55%, 10/1/2025	30	27
2.78%, 10/1/2030	65	54
3.91%, 10/1/2050	25	19
Elevance Health, Inc. 2.25%, 5/15/2030	168	139
HCA, Inc.
5.25%, 6/15/2026	378	373
5.50%, 6/15/2047	60	53
3.50%, 7/15/2051	52	33
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	23

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
MultiCare Health System 2.80%, 8/15/2050	46	27
MyMichigan Health Series 2020, 3.41%, 6/1/2050	15	10
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	36
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	53
UnitedHealth Group, Inc. 5.88%, 2/15/2053	40	43
Universal Health Services, Inc. 2.65%, 10/15/2030	7	6
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	103
		1,196
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	86	61
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	35	35
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (d)	370	354
Southern Power Co. 5.15%, 9/15/2041	115	104
		458
Insurance — 0.2%
Athene Global Funding
2.75%, 6/25/2024 (d)	134	127
1.45%, 1/8/2026 (d)	205	179
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	65	52
Brown & Brown, Inc. 2.38%, 3/15/2031	168	128
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	136	85
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	178	136
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	75	63
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	169	117
		887
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	120	99
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	139	118
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	115	84
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	54	42
3.50%, 6/1/2041	50	32
3.50%, 3/1/2042	30	19
3.70%, 4/1/2051	174	106
Comcast Corp.
3.25%, 11/1/2039	149	116
2.80%, 1/15/2051	104	66
Discovery Communications LLC 3.63%, 5/15/2030	74	61
		442
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	200	193
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	158	128
Steel Dynamics, Inc. 1.65%, 10/15/2027	122	102
		423
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	142	102
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	51
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	75
Consumers Energy Co. 3.25%, 8/15/2046	34	25
WEC Energy Group, Inc. 1.38%, 10/15/2027	84	71
		222
Oil, Gas & Consumable Fuels — 0.4%
Boardwalk Pipelines LP 4.45%, 7/15/2027	85	81
BP Capital Markets America, Inc. 2.77%, 11/10/2050	77	49
Coterra Energy, Inc. 3.90%, 5/15/2027	65	61
Energy Transfer LP
4.40%, 3/15/2027	175	166
5.00%, 5/15/2044 (f)	210	171
Enterprise Products Operating LLC 4.45%, 2/15/2043	100	84
Exxon Mobil Corp. 3.00%, 8/16/2039	265	203
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	75	59
4.32%, 12/30/2039 (d)	55	40
SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	245	222
3.45%, 10/15/2027 (d)	130	115
HF Sinclair Corp.
2.63%, 10/1/2023	92	90
5.88%, 4/1/2026	49	49
MPLX LP 4.50%, 4/15/2038	86	72
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	80	65
Phillips 66 Co. 3.55%, 10/1/2026 (d)	85	80
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	178
Targa Resources Corp. 4.20%, 2/1/2033	30	26
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	130
		1,941
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 3.38%, 3/24/2029	250	225
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	23
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	90	80
Merck & Co., Inc. 2.35%, 6/24/2040	133	92
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	200	135
Viatris, Inc.
3.85%, 6/22/2040	111	74
4.00%, 6/22/2050	63	39
Zoetis, Inc. 5.60%, 11/16/2032	98	102
		545
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	93	73
Kansas City Southern 4.70%, 5/1/2048	72	62
Norfolk Southern Corp. 3.05%, 5/15/2050	90	60
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	200	174
Union Pacific Corp. 3.55%, 8/15/2039	121	100
		469
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	85	62
Broadcom, Inc.
1.95%, 2/15/2028 (d)	210	177
3.19%, 11/15/2036 (d)	27	19
KLA Corp. 3.30%, 3/1/2050	122	88
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Microchip Technology, Inc.
2.67%, 9/1/2023	35	34
0.97%, 2/15/2024	30	29
0.98%, 9/1/2024	29	27
NXP BV (China) 3.25%, 5/11/2041	135	94
Xilinx, Inc. 2.38%, 6/1/2030	228	192
		722
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	130	103
VMware, Inc.
1.40%, 8/15/2026	154	134
4.70%, 5/15/2030	143	133
		370
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	51	49
Lowe's Cos., Inc. 3.70%, 4/15/2046	178	132
		181
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc. 3.45%, 2/9/2045	160	129
Dell International LLC 6.20%, 7/15/2030	370	376
		505
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	300	267
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	145	109
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	168	139
4.39%, 8/15/2037	110	86
3.73%, 9/25/2040	143	97
		431
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	175	166
2.88%, 1/15/2026	90	83
1.88%, 8/15/2026	245	213
		462
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	25

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	55	43
Total Corporate Bonds (Cost $35,096)		29,052
U.S. Treasury Obligations — 4.8%
U.S. Treasury Bonds
1.13%, 5/15/2040	529	331
1.13%, 8/15/2040	4,644	2,884
2.38%, 2/15/2042	1,140	870
3.25%, 5/15/2042	165	145
3.38%, 8/15/2042	1,600	1,430
1.38%, 8/15/2050	3,630	2,017
1.63%, 11/15/2050	1,505	895
1.88%, 2/15/2051	343	218
2.25%, 2/15/2052	1,114	775
3.00%, 8/15/2052	422	348
U.S. Treasury Notes
0.88%, 1/31/2024 (g)	1,684	1,616
4.25%, 12/31/2024	790	787
3.50%, 9/15/2025	416	408
1.88%, 2/28/2027	1,120	1,026
3.13%, 8/31/2027	3,670	3,530
3.88%, 12/31/2027	445	442
1.88%, 2/28/2029	549	486
2.88%, 4/30/2029	2,752	2,577
3.13%, 8/31/2029	2,480	2,354
U.S. Treasury STRIPS Bonds
1.03%, 8/15/2026 (h)	1,015	874
1.17%, 5/15/2027 (h)	1,035	865
Total U.S. Treasury Obligations (Cost $28,903)		24,878
Asset-Backed Securities — 4.3%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	63	62
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	340	327
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	75	75
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	141	124
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (c) (d)	136	134
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (c) (d)	230	224
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	315	269
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	260	226
Series 2016-3, Class AA, 3.00%, 10/15/2028	185	160
Series 2021-1, Class B, 3.95%, 7/11/2030	335	266
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	150	137
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	100	89
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	335	295
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	140	122
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	120	100
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	100	87
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	36	34
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	263	240
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	270	237
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	380	322
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	206	188
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	111	100
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (d)	50	49
Series 2020-P1, Class C, 1.32%, 11/9/2026	175	151
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	270	262
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	260	252
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	41	40
SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	17	17
Series 2021-A, Class B, 1.12%, 6/20/2025 (d)	195	190
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	205	178
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	242	205
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	42	38
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	127	116
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	125	123
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	135	130
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	165	157
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	130	122
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	267	238
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	280	269
Series 2022-5A, Class C, 6.51%, 12/15/2027	175	176
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	51	48
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	140	135
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	420	348
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (d)	140	119
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	180	176
Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	185	177
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (d)	265	213
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 (d)	46	46
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	408	347
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	238	196
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	131	127
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	224	214
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (d)	98	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (d)	90	90
Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	215	204
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	334	330
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	87	84
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	425	364
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (d)	167	164
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	455	434
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (d)	365	353
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	385	340
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	260	249
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	236	215
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	184	163
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	472	418
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	137	133
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	120	100
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	247	230
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	830	725
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	27

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	36	34
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	144	141
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	356	336
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	107	104
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (d)	148	129
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (f)	489	445
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (f)	350	307
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	179	159
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	130	115
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	300	273
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	889	761
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	390	351
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	210	198
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	608	545
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	195	180
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	104	96
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	121	119
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (d)	177	177
Series 2021-1A, Class C, 1.33%, 9/16/2024 (d)	270	267
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	74	66
Series 2019-2, Class B, 3.50%, 5/1/2028	139	120
Series 2016-2, Class A, 3.10%, 10/7/2028	81	65
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class A, 3.70%, 3/1/2030	210	175
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	55	52
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	5	5
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	195	193
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (d) (f)	111	104
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (f)	157	142
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	52	51
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (f)	197	170
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (f)	755	679
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (f)	646	584
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (f)	414	366
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (f)	269	246
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (f)	472	428
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (f)	501	441
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	188	176
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	75	73
Total Asset-Backed Securities (Cost $24,512)		22,243
Collateralized Mortgage Obligations — 1.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (f)	336	310
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	264	260
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	436	371
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (c) (d)	65	63
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (c) (d)	281	270
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (d)	388	366
SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
FHLMC, REMIC
Series 4672, Class QB, 3.50%, 4/15/2047	300	266
Series 4910, Class LZ, 3.00%, 9/25/2049	442	284
Fn 4.748, 0.00%, 2/1/2033 ‡ (b)	285	289
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	159	168
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	62	63
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	133	127
Series 2018-52, Class PZ, 4.00%, 7/25/2048	144	136
Series 2019-7, Class CA, 3.50%, 11/25/2057	708	669
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	311	318
GNMA
Series 2021-73, Class ZY, 3.00%, 4/20/2051	487	268
Series 2015-H11, Class FC, 3.77%, 5/20/2065 (c)	170	167
Series 2021-H14, Class YD, 8.11%, 6/20/2071 (c)	368	377
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (f)	180	165
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (c) (d)	150	142
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (d)	273	252
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (f)	116	107
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	198	186
Series 2019-2, Class M55D, 4.00%, 8/25/2058	257	244
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	452	404
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (f)	59	57
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (d)	741	594
Total Collateralized Mortgage Obligations (Cost $7,655)		6,923
Commercial Mortgage-Backed Securities — 0.6%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (c) (d)	200	194
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	230	205
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (c) (d)	333	303
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.72%, 7/25/2024 (c)	21,614	145
Series K-1511, Class A1, 3.28%, 10/25/2030	315	297
Series K-1510, Class A2, 3.72%, 1/25/2031	115	107
Series K-150, Class A2, 3.71%, 9/25/2032 (c)	270	253
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (c)	515	422
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (c)	280	269
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	56	53
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (c)	557	50
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (d)	210	186
Series 2015-K48, Class C, 3.65%, 8/25/2048 (c) (d)	15	14
Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (d)	165	156
Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (d)	75	71
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 5.12%, 12/15/2037 (c) (d)	176	169
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	360	287
Total Commercial Mortgage-Backed Securities (Cost $3,500)		3,181
Foreign Government Securities — 0.1%
Republic of Chile 2.55%, 1/27/2032	200	163
Republic of Panama 3.16%, 1/23/2030	200	172
Republic of Peru 2.78%, 12/1/2060	49	29
United Mexican States 3.50%, 2/12/2034	228	183
Total Foreign Government Securities (Cost $700)		547
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	29

JPMorgan SmartRetirement® Blend Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.2%
Investment Companies — 7.2%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $37,547)	37,547	37,547
Total Investments — 99.9% (Cost $537,511)		520,712
Other Assets Less Liabilities — 0.1%		723
NET ASSETS — 100.0%		521,435

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of December 31, 2022.
(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(119)	03/17/2023	USD	(3,922)	269
EURO STOXX 50 Index	(33)	03/17/2023	EUR	(1,338)	67
FTSE 100 Index	(15)	03/17/2023	GBP	(1,354)	12
MSCI EAFE E-Mini Index	(34)	03/17/2023	USD	(3,314)	117
MSCI Emerging Markets E-Mini Index	(243)	03/17/2023	USD	(11,654)	384
S&P 500 E-Mini Index	(14)	03/17/2023	USD	(2,703)	115
					964

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	31

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 39.1%
Fixed Income — 14.4%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	262	1,864
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2	11
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—	2
JPMorgan High Yield Fund Class R6 Shares (a)	165	1,014
Total Fixed Income		2,891
International Equity — 4.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	63	925
U.S. Equity — 20.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	70	4,050
Total Investment Companies (Cost $8,217)		7,866
Exchange-Traded Funds — 31.4%
Alternative Assets — 1.0%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	3	211
Fixed Income — 16.0%
JPMorgan Inflation Managed Bond ETF (a)	33	1,525
JPMorgan U.S. Aggregate Bond ETF (a)	37	1,691
Total Fixed Income		3,216
International Equity — 10.0%
JPMorgan BetaBuilders International Equity ETF (a)	40	2,005
U.S. Equity — 4.4%
iShares Russell 2000 ETF	3	405
iShares Russell Mid-Cap ETF	7	486
Total U.S. Equity		891
Total Exchange-Traded Funds (Cost $6,602)		6,323
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 7.6%
U.S. Treasury Bonds
1.13%, 5/15/2040	64	40
1.38%, 11/15/2040	27	18
2.25%, 5/15/2041	8	6
1.75%, 8/15/2041	40	27
2.00%, 11/15/2041	31	22
3.38%, 8/15/2042	70	63
2.25%, 8/15/2046	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.38%, 8/15/2050	82	46
1.63%, 11/15/2050	58	35
1.88%, 11/15/2051	22	14
2.25%, 2/15/2052	86	60
3.00%, 8/15/2052	9	7
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	206	198
3.25%, 8/31/2024	20	20
4.25%, 12/31/2024	25	25
1.50%, 2/15/2025	60	56
1.75%, 3/15/2025	80	76
3.13%, 8/15/2025	40	39
0.25%, 8/31/2025	146	131
3.50%, 9/15/2025	15	15
0.38%, 11/30/2025	46	41
3.25%, 6/30/2027	50	48
2.75%, 7/31/2027	50	47
0.50%, 8/31/2027	233	198
3.13%, 8/31/2027	80	77
1.25%, 3/31/2028	15	13
1.25%, 5/31/2028	12	10
3.13%, 8/31/2029	106	101
2.75%, 8/15/2032	12	11
U.S. Treasury STRIPS Bonds
1.03%, 8/15/2026 (c)	40	34
1.16%, 5/15/2027 (c)	40	33
2.41%, 5/15/2041 (c)	35	16
Total U.S. Treasury Obligations (Cost $1,685)		1,531
Mortgage-Backed Securities — 5.8%
FHLMC Gold Pools, Other
Pool # WA1626, 3.45%, 8/1/2032	25	23
Pool # WN3225, 3.80%, 10/1/2034	10	9
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	9	9
Pool # QB4026, 2.50%, 10/1/2050	24	20
Pool # QB4045, 2.50%, 10/1/2050	15	13
Pool # QB4484, 2.50%, 10/1/2050	8	7
Pool # QB4542, 2.50%, 10/1/2050	8	7
Pool # RA4224, 3.00%, 11/1/2050	4	3
Pool # QB8503, 2.50%, 2/1/2051	13	11
Pool # QC4789, 3.00%, 7/1/2051	14	13
Pool # QE1832, 4.50%, 5/1/2052	28	27
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	13	13
Pool # FM3118, 3.00%, 5/1/2050	6	5
Pool # BQ2894, 3.00%, 9/1/2050	12	10
Pool # BQ3996, 2.50%, 10/1/2050	9	8
Pool # BQ5243, 3.50%, 10/1/2050	4	4
Pool # CA7398, 3.50%, 10/1/2050	11	10
Pool # CA8637, 4.00%, 1/1/2051	29	28
Pool # BU1805, 2.50%, 12/1/2051	22	19
Pool # CB2637, 2.50%, 1/1/2052	14	12
Pool # BU3079, 3.00%, 1/1/2052	8	7
Pool # BV0273, 3.00%, 1/1/2052	9	8
Pool # CB2670, 3.00%, 1/1/2052	14	13
Pool # BV4831, 3.00%, 2/1/2052	5	4
Pool # BV0295, 3.50%, 2/1/2052	19	17
Pool # BV3950, 4.00%, 2/1/2052	10	9
Pool # BV6743, 4.50%, 5/1/2052	25	24
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027 (d)	14	14
Pool # BS6144, 3.97%, 1/1/2029	20	19
Pool # BS4290, 1.95%, 10/1/2029	100	85
Pool # BL9748, 1.60%, 12/1/2029	5	4
Pool # AN8285, 3.11%, 3/1/2030	5	5
Pool # AM8544, 3.08%, 4/1/2030	5	4
Pool # BL9251, 1.45%, 10/1/2030	20	16
Pool # AM4789, 4.18%, 11/1/2030	18	17
Pool # BL9891, 1.37%, 12/1/2030	10	8
Pool # BL9652, 1.56%, 12/1/2030	50	41
Pool # BS6802, 4.93%, 6/1/2031	50	51
Pool # BS4654, 2.39%, 3/1/2032	20	17
Pool # AN6149, 3.14%, 7/1/2032	40	36
Pool # BS5530, 3.30%, 7/1/2032	21	19
Pool # BM3226, 3.44%, 10/1/2032 (e)	29	27
Pool # BS6985, 4.92%, 11/1/2032	50	52
Pool # BS7090, 4.45%, 12/1/2032	50	50
Pool # AN7923, 3.33%, 1/1/2033	10	9
Pool # AN9067, 3.51%, 5/1/2033	5	5
Pool # BS5511, 3.45%, 8/1/2033	25	23
Pool # BL1012, 4.03%, 12/1/2033	10	9
Pool # BL0900, 4.08%, 2/1/2034	10	10
Pool # AN4430, 3.61%, 1/1/2037	12	11
Pool # BF0230, 5.50%, 1/1/2058	20	21
Pool # BF0497, 3.00%, 7/1/2060	11	9
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	15	14
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BR3929, 3.50%, 10/20/2050	8	8
Pool # BW1726, 3.50%, 10/20/2050	14	13
Pool # BS8546, 2.50%, 12/20/2050	27	23
Pool # BR3928, 3.00%, 12/20/2050	34	31
Pool # BU7538, 3.00%, 12/20/2050	27	25
Pool # CA8452, 3.00%, 2/20/2051	36	33
Pool # CB1543, 3.00%, 2/20/2051	27	24
Pool # CA3588, 3.50%, 2/20/2051	27	25
Pool # CA3563, 3.50%, 7/20/2051	15	14
Pool # CK1527, 3.50%, 12/20/2051	19	18
Pool # CJ8184, 3.50%, 1/20/2052	20	18
Pool # CK2716, 3.50%, 2/20/2052	15	13
GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (e)	19	17
Total Mortgage-Backed Securities (Cost $1,323)		1,171
Corporate Bonds — 4.7%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.70%, 2/1/2027	32	29
3.45%, 11/1/2028	3	3
Northrop Grumman Corp. 3.85%, 4/15/2045	7	5
Raytheon Technologies Corp. 2.25%, 7/1/2030	11	9
		46
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	4	4
Hyundai Capital America 1.30%, 1/8/2026 (f)	5	5
		9
Banks — 0.5%
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (g)	11	10
(SOFR + 1.58%), 4.38%, 4/27/2028 (g)	5	5
(SOFR + 1.21%), 2.57%, 10/20/2032 (g)	5	4
(SOFR + 1.93%), 2.68%, 6/19/2041 (g)	21	14
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (g)	5	5
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (g)	11	10
(SOFR + 1.18%), 2.52%, 11/3/2032 (g)	5	4
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (g)	7	6
HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	12
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	33

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	10
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (g)	12	8
(SOFR + 2.13%), 4.61%, 4/25/2053 (g)	5	4
Westpac Banking Corp. (Australia) 3.13%, 11/18/2041	4	3
		95
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	4	4
4.05%, 11/21/2039	20	17
Amgen, Inc. 3.15%, 2/21/2040	7	5
		26
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	5	4
Capital Markets — 0.2%
Goldman Sachs Group, Inc. (The)
(SOFR + 0.91%), 1.95%, 10/21/2027 (g)	5	4
(SOFR + 1.11%), 2.64%, 2/24/2028 (g)	5	5
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (f)	9	9
(SOFR + 1.07%), 1.34%, 1/12/2027 (f) (g)	10	9
Morgan Stanley (ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (g)	7	6
S&P Global, Inc. 2.70%, 3/1/2029 (f)	6	5
		38
Chemicals — 0.1%
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (f)	7	5
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	3	3
		8
Construction Materials — 0.0% ^
Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	6
Consumer Finance — 0.3%
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (f)	5	5
5.50%, 1/15/2026 (f)	19	18
2.13%, 2/21/2026 (f)	5	4
2.53%, 11/18/2027 (f)	13	10
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued
Capital One Financial Corp.
3.80%, 1/31/2028	11	10
(SOFR + 1.27%), 2.62%, 11/2/2032 (g)	5	4
Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (f)	5	5
		56
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	10	8
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029 (f)	5	5
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	11	8
3.55%, 9/15/2055	4	3
Verizon Communications, Inc. 2.10%, 3/22/2028	5	4
		15
Electric Utilities — 0.5%
Duke Energy Florida LLC 5.95%, 11/15/2052	5	5
Edison International 5.75%, 6/15/2027	6	6
Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	9
Evergy, Inc. 2.90%, 9/15/2029	11	9
Indiana Michigan Power Co. 3.25%, 5/1/2051	5	3
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (f)	7	7
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (f)	7	4
NRG Energy, Inc.
2.00%, 12/2/2025 (f)	5	4
2.45%, 12/2/2027 (f)	24	20
OGE Energy Corp. 0.70%, 5/26/2023	5	5
Pacific Gas and Electric Co.
2.95%, 3/1/2026	4	4
3.75%, 8/15/2042 (h)	4	3
4.30%, 3/15/2045	1	1
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	5	5
Series A-5, 5.10%, 6/1/2052	5	5
Union Electric Co. 3.90%, 4/1/2052	4	3
Vistra Operations Co. LLC 4.88%, 5/13/2024 (f)	7	7
		100
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Entertainment — 0.0% ^
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	6	6
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp. 2.95%, 1/15/2051	4	2
Brixmor Operating Partnership LP
2.25%, 4/1/2028	10	8
2.50%, 8/16/2031	5	4
Corporate Office Properties LP 2.75%, 4/15/2031	5	4
CubeSmart LP 2.00%, 2/15/2031	11	8
Digital Realty Trust LP 3.70%, 8/15/2027	7	6
Federal Realty Investment Trust 1.25%, 2/15/2026	7	6
Healthcare Realty Holdings LP 2.00%, 3/15/2031	7	5
Healthpeak Properties, Inc. 2.13%, 12/1/2028	6	5
Life Storage LP 2.40%, 10/15/2031	5	4
Office Properties Income Trust 2.40%, 2/1/2027	10	7
Physicians Realty LP 2.63%, 11/1/2031	5	4
Public Storage 1.95%, 11/9/2028	3	3
Realty Income Corp. 1.80%, 3/15/2033	5	4
Sabra Health Care LP 3.20%, 12/1/2031	5	4
Safehold Operating Partnership LP 2.85%, 1/15/2032	7	5
UDR, Inc.
2.10%, 8/1/2032	7	5
1.90%, 3/15/2033	5	4
WP Carey, Inc.
2.40%, 2/1/2031	11	9
2.45%, 2/1/2032	10	8
		105
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (f)	15	15
0.95%, 2/10/2026 (f)	2	2
1.30%, 2/10/2028 (f)	2	1
2.50%, 2/10/2041 (f)	3	2
		20
Food Products — 0.1%
Kraft Heinz Foods Co.
4.63%, 10/1/2039	5	4
4.38%, 6/1/2046	3	3
Smithfield Foods, Inc. 3.00%, 10/15/2030 (f)	11	8
		15
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.0% ^
Southern California Gas Co. 6.35%, 11/15/2052	5	5
Health Care Providers & Services — 0.3%
Banner Health 1.90%, 1/1/2031	4	3
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	3
Elevance Health, Inc. 2.25%, 5/15/2030	7	6
HCA, Inc. 5.25%, 6/15/2026	23	23
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	4
MultiCare Health System 2.80%, 8/15/2050	2	1
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	5	3
UnitedHealth Group, Inc. 5.88%, 2/15/2053	5	5
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	13
		61
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	7	5
Independent Power and Renewable Electricity Producers — 0.1%
Southern Power Co. 5.15%, 9/15/2041	16	14
Insurance — 0.2%
American International Group, Inc. 4.38%, 6/30/2050	7	6
Athene Global Funding 1.45%, 1/8/2026 (f)	10	9
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	5	4
Brown & Brown, Inc. 2.38%, 3/15/2031	7	5
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (f)	7	4
F&G Global Funding 1.75%, 6/30/2026 (f)	5	5
New York Life Insurance Co. 3.75%, 5/15/2050 (f)	7	5
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (f)	5	4
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (f)	7	5
		47
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	5	4
IT Services — 0.0% ^
Global Payments, Inc. 3.20%, 8/15/2029	4	3
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	7	5
Media — 0.2%
Charter Communications Operating LLC
2.80%, 4/1/2031	11	9
3.50%, 6/1/2041	10	6
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	35

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Media — continued
Comcast Corp.
3.25%, 11/1/2039	11	9
2.80%, 1/15/2051	3	2
Discovery Communications LLC 3.63%, 5/15/2030	11	9
		35
Metals & Mining — 0.1%
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (f)	12	10
Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	3
		13
Oil, Gas & Consumable Fuels — 0.2%
Boardwalk Pipelines LP 4.45%, 7/15/2027	5	5
BP Capital Markets America, Inc. 2.77%, 11/10/2050	11	7
Energy Transfer LP 5.00%, 5/15/2044 (h)	10	8
Enterprise Products Operating LLC 4.45%, 2/15/2043	5	4
Exxon Mobil Corp. 3.00%, 8/16/2039	11	9
Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (f)	5	4
Gray Oak Pipeline LLC 3.45%, 10/15/2027 (f)	6	5
NGPL PipeCo LLC 3.25%, 7/15/2031 (f)	5	4
		46
Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	5	5
Merck & Co., Inc. 2.35%, 6/24/2040	7	5
Viatris, Inc. 3.85%, 6/22/2040	11	7
Zoetis, Inc. 5.60%, 11/16/2032	5	5
		22
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	5	4
Kansas City Southern 4.70%, 5/1/2048	3	3
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (f)	15	13
		20
Semiconductors & Semiconductor Equipment — 0.1%
Broadcom, Inc. 1.95%, 2/15/2028 (f)	9	8
KLA Corp. 3.30%, 3/1/2050	6	4
NXP BV (China) 3.25%, 5/11/2041	5	4
Xilinx, Inc. 2.38%, 6/1/2030	12	10
		26
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	5	4
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
Roper Technologies, Inc. 1.75%, 2/15/2031	4	3
VMware, Inc. 4.70%, 5/15/2030	11	10
		17
Specialty Retail — 0.1%
Home Depot, Inc. (The) 4.95%, 9/15/2052	2	2
Lowe's Cos., Inc. 3.70%, 4/15/2046	7	5
Tractor Supply Co. 1.75%, 11/1/2030	8	6
		13
Tobacco — 0.1%
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	13	11
4.39%, 8/15/2037	5	4
3.73%, 9/25/2040	6	4
		19
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	5	5
1.88%, 8/15/2026	15	13
		18
Wireless Telecommunication Services — 0.1%
T-Mobile USA, Inc. 2.55%, 2/15/2031	17	14
Total Corporate Bonds (Cost $1,202)		949
Asset-Backed Securities — 3.3%
ACC Auto Trust Series 2021-A, Class A, 1.08%, 4/15/2027 (f)	19	19
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (e) (f)	7	6
Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (e) (f)	10	10
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (f)	25	21
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	18	16
Series 2016-3, Class AA, 3.00%, 10/15/2028	9	8
Series 2021-1, Class B, 3.95%, 7/11/2030	14	11
AmeriCredit Automobile Receivables Trust Series 2018-3, Class D, 4.04%, 11/18/2024	15	15
Business Jet Securities LLC Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (f)	70	62
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
CarMax Auto Owner Trust Series 2019-3, Class C, 2.60%, 6/16/2025	15	15
Carvana Auto Receivables Trust
Series 2019-4A, Class D, 3.07%, 7/15/2025 (f)	35	34
Series 2020-P1, Class C, 1.32%, 11/9/2026	15	13
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (f)	25	22
Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	10	9
Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	35	34
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (f)	10	10
Series 2021-2A, Class C, 1.10%, 2/16/2027 (f)	25	24
Series 2021-4A, Class D, 1.99%, 9/15/2027 (f)	25	22
Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	15	14
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (f)	14	13
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (f)	10	10
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (f)	10	10
Series 2020-4, Class C, 1.28%, 2/16/2027 (f)	10	10
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (f)	8	8
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	6	5
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (f)	21	20
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (f)	52	49
Series 2021-3, Class A, 1.15%, 5/15/2029 (f)	37	36
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (f)	10	9
Santander Drive Auto Receivables Trust Series 2019-3, Class D, 2.68%, 10/15/2025	9	9
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	3	3
Series 2019-2, Class B, 3.50%, 5/1/2028	7	6
Series 2016-2, Class A, 3.10%, 10/7/2028	4	3
Series 2018-1, Class A, 3.70%, 3/1/2030	8	7
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (f)	12	12
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (f)	15	14
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (f) (h)	68	61
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (f)	10	10
Total Asset-Backed Securities (Cost $714)		660
Commercial Mortgage-Backed Securities — 0.8%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (e) (f)	20	19
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (e) (f)	28	26
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K-1511, Class A1, 3.28%, 10/25/2030	14	13
Series K-1510, Class A2, 3.72%, 1/25/2031	5	5
Series K-150, Class A2, 3.71%, 9/25/2032 (e)	15	14
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (e)	30	25
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	4	3
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (e)	86	8
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (e) (f)	10	9
Series 2016-K56, Class B, 3.94%, 6/25/2049 (e) (f)	5	5
Series 2016-K58, Class B, 3.74%, 9/25/2049 (e) (f)	25	23
Series 2017-K728, Class C, 3.65%, 11/25/2050 (e) (f)	10	9
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 5.12%, 12/15/2037 (e) (f)	7	7
Total Commercial Mortgage-Backed Securities (Cost $183)		166
Collateralized Mortgage Obligations — 0.7%
FHLMC, REMIC Series 4910, Class LZ, 3.00%, 9/25/2049	24	16
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	6	7
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	3
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	7	7
Series 2019-7, Class CA, 3.50%, 11/25/2057	29	27
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	12	13
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	15	14
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	37

JPMorgan SmartRetirement® Blend 2015 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-2, Class M55D, 4.00%, 8/25/2058	10	9
Series 2019-3, Class M55D, 4.00%, 10/25/2058	10	9
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	24	21
Series 2020-3, Class TTW, 3.00%, 5/25/2060	28	26
Total Collateralized Mortgage Obligations (Cost $166)		152
	SHARES (000)
Short-Term Investments — 6.7%
Investment Companies — 6.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $1,340)	1,340	1,340
Total Investments — 100.1% (Cost $21,432)		20,158
Liabilities in Excess of Other Assets — (0.1)%		(29)
NET ASSETS — 100.0%		20,129

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2022.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(h)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(3)	03/17/2023	USD	(99)	7
EURO STOXX 50 Index	(1)	03/17/2023	EUR	(41)	2
FTSE 100 Index	(1)	03/17/2023	GBP	(90)	1
MSCI EAFE E-Mini Index	(1)	03/17/2023	USD	(97)	4
MSCI Emerging Markets E-Mini Index	(9)	03/17/2023	USD	(432)	13
S&P 500 E-Mini Index	(1)	03/17/2023	USD	(193)	8
					35

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	J.P. Morgan Funds	39

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 38.9%
Fixed Income — 14.4%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,278	87,419
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	87	515
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	73	611
JPMorgan High Yield Fund Class R6 Shares (a)	6,882	42,253
Total Fixed Income		130,798
International Equity — 4.6%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,858	41,984
U.S. Equity — 19.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	3,132	180,292
Total Investment Companies (Cost $343,492)		353,074
Exchange-Traded Funds — 31.6%
Alternative Assets — 1.1%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	124	10,114
Fixed Income — 16.1%
JPMorgan High Yield Research Enhanced ETF (a)	119	5,193
JPMorgan Inflation Managed Bond ETF (a)	1,514	69,397
JPMorgan U.S. Aggregate Bond ETF (a)	1,563	71,588
Total Fixed Income		146,178
International Equity — 9.9%
JPMorgan BetaBuilders International Equity ETF (a)	1,818	90,228
U.S. Equity — 4.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	304	22,060
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	353	18,396
Total U.S. Equity		40,456
Total Exchange-Traded Funds (Cost $294,895)		286,976
	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 6.1%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	580	500
Pool # WA1626, 3.45%, 8/1/2032	698	645
Pool # WN3225, 3.80%, 10/1/2034	440	408
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	433	404
Pool # QB4026, 2.50%, 10/1/2050	1,565	1,350
Pool # QB4045, 2.50%, 10/1/2050	991	842
Pool # QB4484, 2.50%, 10/1/2050	533	459
Pool # QB4542, 2.50%, 10/1/2050	544	467
Pool # RA4224, 3.00%, 11/1/2050	222	195
Pool # QB8503, 2.50%, 2/1/2051	628	534
Pool # QC4789, 3.00%, 7/1/2051	425	375
Pool # QE1637, 4.00%, 5/1/2052	196	185
Pool # QE1832, 4.50%, 5/1/2052	230	225
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	891	907
Pool # FM3118, 3.00%, 5/1/2050	368	328
Pool # BQ2894, 3.00%, 9/1/2050	882	783
Pool # BQ3996, 2.50%, 10/1/2050	594	507
Pool # BQ5243, 3.50%, 10/1/2050	298	273
Pool # CA7398, 3.50%, 10/1/2050	848	778
Pool # CA8637, 4.00%, 1/1/2051	1,443	1,380
Pool # BU3079, 3.00%, 1/1/2052	310	273
Pool # BV0273, 3.00%, 1/1/2052	376	331
Pool # BV4831, 3.00%, 2/1/2052	290	255
Pool # BV0295, 3.50%, 2/1/2052	794	737
Pool # BV6743, 4.50%, 5/1/2052	267	260
Pool # BV9515, 6.00%, 6/1/2052	259	264
FNMA, Other
Pool # BS7317, 5.35%, 11/1/2027	1,000	1,036
Pool # BS7576, 4.86%, 12/1/2027 (b)	362	365
Pool # BS3939, 1.58%, 11/1/2028	783	674
Pool # BS6144, 3.97%, 1/1/2029	920	894
Pool # AM5319, 4.34%, 1/1/2029	377	371
Pool # BS4290, 1.95%, 10/1/2029	600	511
Pool # BS0448, 1.27%, 12/1/2029	862	706
Pool # BL9748, 1.60%, 12/1/2029	344	288
Pool # AN7593, 2.99%, 12/1/2029	256	233
Pool # BS7385, 4.83%, 12/1/2029	1,000	1,020
Pool # AN8285, 3.11%, 3/1/2030	262	241
Pool # AM8544, 3.08%, 4/1/2030	114	105
Pool # BL9251, 1.45%, 10/1/2030	678	550
Pool # AM4789, 4.18%, 11/1/2030	156	152
Pool # BL9891, 1.37%, 12/1/2030	484	389
Pool # BL9652, 1.56%, 12/1/2030	977	802
Pool # BS7290, 5.64%, 2/1/2031	1,000	1,038
Pool # BS6802, 4.93%, 6/1/2031	900	917
Pool # BS5580, 3.68%, 1/1/2032	660	619
SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BS4654, 2.39%, 3/1/2032	592	504
Pool # AN6149, 3.14%, 7/1/2032	1,155	1,029
Pool # BS5530, 3.30%, 7/1/2032	986	896
Pool # BS6822, 3.81%, 10/1/2032	580	550
Pool # BS6954, 4.93%, 10/1/2032	462	477
Pool # BS6819, 4.12%, 11/1/2032	655	635
Pool # BS7090, 4.45%, 12/1/2032	1,020	1,015
Pool # AN7923, 3.33%, 1/1/2033	505	455
Pool # BS5357, 3.41%, 3/1/2033	500	455
Pool # AN9067, 3.51%, 5/1/2033	275	252
Pool # BS5511, 3.45%, 8/1/2033	665	609
Pool # BS5127, 3.15%, 9/1/2033	400	352
Pool # BL1012, 4.03%, 12/1/2033	265	252
Pool # BL0900, 4.08%, 2/1/2034	155	149
Pool # AN4430, 3.61%, 1/1/2037	523	487
Pool # BF0230, 5.50%, 1/1/2058	1,145	1,184
Pool # BF0497, 3.00%, 7/1/2060	541	474
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	813	747
Pool # BR3929, 3.50%, 10/20/2050	419	385
Pool # BW1726, 3.50%, 10/20/2050	505	464
Pool # BS8546, 2.50%, 12/20/2050	1,333	1,131
Pool # BR3928, 3.00%, 12/20/2050	661	598
Pool # BU7538, 3.00%, 12/20/2050	440	399
Pool # 785294, 3.50%, 1/20/2051	1,302	1,183
Pool # CA8452, 3.00%, 2/20/2051	1,819	1,645
Pool # CB1543, 3.00%, 2/20/2051	1,231	1,096
Pool # CA3588, 3.50%, 2/20/2051	1,230	1,131
Pool # CB1536, 3.50%, 2/20/2051	1,345	1,244
Pool # CB1542, 3.00%, 3/20/2051	783	698
Pool # CB4433, 3.00%, 3/20/2051	1,423	1,239
Pool # CC0070, 3.00%, 3/20/2051	186	169
Pool # CC8726, 3.00%, 3/20/2051	279	250
Pool # CC8738, 3.00%, 3/20/2051	343	307
Pool # CC8723, 3.50%, 3/20/2051	1,564	1,437
Pool # CC0088, 4.00%, 3/20/2051	61	58
Pool # CC0092, 4.00%, 3/20/2051	148	141
Pool # CC8727, 3.00%, 4/20/2051	409	364
Pool # CC8739, 3.00%, 4/20/2051	1,136	1,016
Pool # CC8740, 3.00%, 4/20/2051	1,004	897
Pool # CC8751, 3.00%, 4/20/2051	206	184
Pool # CA3563, 3.50%, 7/20/2051	787	732
Pool # CE2586, 3.50%, 7/20/2051	1,067	981
Pool # CK1527, 3.50%, 12/20/2051	701	648
Pool # CJ8184, 3.50%, 1/20/2052	767	704
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CK2716, 3.50%, 2/20/2052	551	501
Pool # CN3557, 4.50%, 5/20/2052	307	302
GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (c)	621	554
Total Mortgage-Backed Securities (Cost $63,560)		55,556
Corporate Bonds — 5.6%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.75%, 2/1/2026	49	45
2.20%, 2/4/2026	45	41
2.70%, 2/1/2027	903	815
3.45%, 11/1/2028	155	139
L3Harris Technologies, Inc. 1.80%, 1/15/2031	80	61
Northrop Grumman Corp.
5.15%, 5/1/2040	191	186
3.85%, 4/15/2045	209	167
Raytheon Technologies Corp. 2.25%, 7/1/2030	322	268
		1,722
Automobiles — 0.0% ^
General Motors Co. 6.80%, 10/1/2027	300	311
Hyundai Capital America 1.30%, 1/8/2026 (d)	80	70
		381
Banks — 0.9%
Banco Santander SA (Spain)
5.15%, 8/18/2025	200	198
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (e)	200	171
2.75%, 12/3/2030	400	306
Bank of America Corp. (SOFR + 1.58%), 4.38%, 4/27/2028 (e)	190	182
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (d)	360	356
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (d) (e)	200	198
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (d) (e)	200	169
Barclays plc (United Kingdom) 4.34%, 1/10/2028	235	218
BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (d) (e)	230	168
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	41

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	328	271
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (d)	250	170
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	400	386
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	219
HSBC Holdings plc (United Kingdom)
(SOFR + 3.03%), 7.34%, 11/3/2026 (e)	200	208
(SOFR + 1.73%), 2.01%, 9/22/2028 (e)	1,495	1,250
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (d)	300	285
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	173
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (e)	255	255
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	315	285
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	300	264
(SOFR + 2.75%), 6.83%, 11/21/2026 (e)	256	259
(SOFR + 0.99%), 1.67%, 6/14/2027 (e)	200	170
Societe Generale SA (France)
4.25%, 4/14/2025 (d)	700	671
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (d) (e)	260	226
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (d) (e)	415	319
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (d) (e)	200	171
Wells Fargo & Co.
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	53	38
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	200	169
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	33
3.13%, 11/18/2041	165	109
		7,897
Beverages — 0.0% ^
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	217	163
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	235	219
4.05%, 11/21/2039	400	343
4.25%, 11/21/2049	180	149
Amgen, Inc. 3.15%, 2/21/2040	394	290
Biogen, Inc. 2.25%, 5/1/2030	114	93
Gilead Sciences, Inc. 2.60%, 10/1/2040	227	158
		1,252
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	245	190
Capital Markets — 0.4%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	301	191
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	995	825
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (e)	735	648
Goldman Sachs Group, Inc. (The) (SOFR + 1.11%), 2.64%, 2/24/2028 (e)	187	167
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (d)	419	422
(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	370	322
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	200	153
S&P Global, Inc.
2.70%, 3/1/2029 (d)	202	178
4.25%, 5/1/2029 (d)	233	222
UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (d) (e)	222	217
		3,345
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	163
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	2	1
SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Chemicals — continued
LYB International Finance III LLC 1.25%, 10/1/2025	111	99
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	114	116
		379
Consumer Finance — 0.4%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	300	290
6.50%, 7/15/2025	205	208
4.63%, 10/15/2027	810	752
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (d)	171	158
5.50%, 1/15/2026 (d)	530	504
2.13%, 2/21/2026 (d)	115	99
4.25%, 4/15/2026 (d)	20	18
2.53%, 11/18/2027 (d)	916	732
Capital One Financial Corp. (SOFR + 1.27%), 2.62%, 11/2/2032 (e)	175	134
General Motors Financial Co., Inc. 3.80%, 4/7/2025	170	164
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (d)	505	504
5.50%, 2/15/2024 (d)	49	48
		3,737
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	198	173
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	70	57
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029 (d)	75	68
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	205	144
		212
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	518	386
3.55%, 9/15/2055	305	204
Verizon Communications, Inc. 2.65%, 11/20/2040	185	125
		715
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.5%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	67
Edison International 5.75%, 6/15/2027	195	196
Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	152
Entergy Arkansas LLC 2.65%, 6/15/2051	72	43
Entergy Louisiana LLC
4.00%, 3/15/2033	150	135
2.90%, 3/15/2051	60	38
Evergy, Inc. 2.90%, 9/15/2029	394	340
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	365	332
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	179	145
Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	233
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	126	106
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	182	176
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	98	71
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	253	153
NRG Energy, Inc.
2.00%, 12/2/2025 (d)	90	80
2.45%, 12/2/2027 (d)	305	253
OGE Energy Corp. 0.70%, 5/26/2023	105	103
Pacific Gas and Electric Co.
1.70%, 11/15/2023	130	126
3.25%, 2/16/2024	315	307
3.45%, 7/1/2025	120	114
2.95%, 3/1/2026	264	242
3.75%, 8/15/2042 (f)	71	48
4.30%, 3/15/2045	65	46
PacifiCorp 4.15%, 2/15/2050	113	93
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	145	147
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	85	79
Series A-5, 5.10%, 6/1/2052	80	75
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	176	156
Series C, 4.13%, 3/1/2048	121	97
Union Electric Co. 3.90%, 4/1/2052	124	100
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	255	250
		4,503
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	43

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	181	141
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	226	213
Walt Disney Co. (The) 3.50%, 5/13/2040	327	263
		617
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.
1.50%, 1/31/2028	155	128
1.88%, 10/15/2030	928	716
Brixmor Operating Partnership LP
2.25%, 4/1/2028	140	116
2.50%, 8/16/2031	80	61
Corporate Office Properties LP 2.75%, 4/15/2031	225	168
Equinix, Inc. 2.90%, 11/18/2026	284	260
Healthcare Realty Holdings LP 2.00%, 3/15/2031	379	287
Life Storage LP 2.40%, 10/15/2031	220	169
Office Properties Income Trust 2.40%, 2/1/2027	275	201
Physicians Realty LP 2.63%, 11/1/2031	100	78
Realty Income Corp. 1.80%, 3/15/2033	220	158
Sabra Health Care LP 3.20%, 12/1/2031	160	119
Safehold Operating Partnership LP 2.85%, 1/15/2032	299	227
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	510	480
UDR, Inc.
2.10%, 8/1/2032	380	279
1.90%, 3/15/2033	50	36
WP Carey, Inc.
2.40%, 2/1/2031	148	118
2.25%, 4/1/2033	10	7
		3,608
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc.
1.30%, 2/10/2028 (d)	96	80
2.50%, 2/10/2041 (d)	99	65
Alimentation Couche-Tard, Inc. (Canada) 3.63%, 5/13/2051 (d)	225	151
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (d)	94	81
		377
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	138	113
Kraft Heinz Foods Co.
4.63%, 10/1/2039	155	136
4.38%, 6/1/2046	86	70
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	403	307
		626
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	175	113
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	139
		252
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	63	57
DH Europe Finance II SARL 3.25%, 11/15/2039	103	82
		139
Health Care Providers & Services — 0.3%
Banner Health 1.90%, 1/1/2031	246	194
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	100
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	118
CommonSpirit Health
1.55%, 10/1/2025	65	58
2.78%, 10/1/2030	150	124
3.91%, 10/1/2050	65	48
HCA, Inc.
5.25%, 6/15/2026	858	848
5.50%, 6/15/2047	90	80
3.50%, 7/15/2051	83	53
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	94
MultiCare Health System 2.80%, 8/15/2050	113	67
MyMichigan Health Series 2020, 3.41%, 6/1/2050	40	27
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	88
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	103
UnitedHealth Group, Inc. 5.88%, 2/15/2053	65	70
Universal Health Services, Inc. 2.65%, 10/15/2030	15	12
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	192
		2,276
SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	205	145
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	65	64
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (d)	650	623
Southern Power Co. 5.15%, 9/15/2041	205	185
		808
Insurance — 0.2%
Athene Global Funding
2.50%, 1/14/2025 (d)	111	104
1.45%, 1/8/2026 (d)	400	350
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	120	95
Brown & Brown, Inc. 2.38%, 3/15/2031	386	294
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	285	177
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	408	312
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	150	127
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	393	272
		1,731
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	225	186
IT Services — 0.1%
CGI, Inc. (Canada) 1.45%, 9/14/2026	156	138
Global Payments, Inc.
3.20%, 8/15/2029	297	252
5.30%, 8/15/2029	42	41
		431
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	100	73
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	136	106
3.70%, 4/1/2051	403	245
Comcast Corp.
3.25%, 11/1/2039	332	259
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
2.80%, 1/15/2051	172	108
Discovery Communications LLC 3.63%, 5/15/2030	203	167
		885
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	235	227
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	315	256
Steel Dynamics, Inc. 1.65%, 10/15/2027	244	204
		687
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	217	155
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	120
Consumers Energy Co. 3.25%, 8/15/2046	97	70
WEC Energy Group, Inc. 1.38%, 10/15/2027	199	169
		359
Oil, Gas & Consumable Fuels — 0.5%
Boardwalk Pipelines LP 4.45%, 7/15/2027	165	157
BP Capital Markets America, Inc. 2.77%, 11/10/2050	187	119
Coterra Energy, Inc. 3.90%, 5/15/2027	125	117
Energy Transfer LP
3.90%, 7/15/2026	92	87
4.40%, 3/15/2027	345	328
5.00%, 5/15/2044 (f)	420	342
Enterprise Products Operating LLC 4.45%, 2/15/2043	200	168
Exxon Mobil Corp. 3.00%, 8/16/2039	593	453
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	140	109
4.32%, 12/30/2039 (d)	100	72
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (d)	193	155
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (d)	455	413
3.45%, 10/15/2027 (d)	259	229
HF Sinclair Corp. 5.88%, 4/1/2026	97	97
MPLX LP 4.50%, 4/15/2038	205	173
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	155	126
Phillips 66 Co. 3.55%, 10/1/2026 (d)	194	182
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	45

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	402
Targa Resources Corp. 4.20%, 2/1/2033	60	52
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	293
		4,074
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052	250	195
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	51
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	225	200
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	514
Viatris, Inc. 4.00%, 6/22/2050	155	95
Zoetis, Inc. 5.60%, 11/16/2032	170	176
		1,036
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	191	150
Kansas City Southern 4.70%, 5/1/2048	143	123
Norfolk Southern Corp. 3.05%, 5/15/2050	187	125
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	400	348
Union Pacific Corp. 3.55%, 8/15/2039	270	223
		969
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	171	125
Broadcom, Inc.
1.95%, 2/15/2028 (d)	418	353
3.19%, 11/15/2036 (d)	59	42
KLA Corp. 3.30%, 3/1/2050	242	175
Microchip Technology, Inc.
2.67%, 9/1/2023	68	67
0.97%, 2/15/2024	55	52
0.98%, 9/1/2024	58	54
NXP BV (China) 3.25%, 5/11/2041	265	184
TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (d)	280	214
Xilinx, Inc. 2.38%, 6/1/2030	471	396
		1,662
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	279	221
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — continued
VMware, Inc.
1.40%, 8/15/2026	308	268
4.70%, 5/15/2030	320	298
		787
Specialty Retail — 0.1%
Home Depot, Inc. (The) 4.95%, 9/15/2052	93	89
Lowe's Cos., Inc. 3.70%, 4/15/2046	402	298
		387
Technology Hardware, Storage & Peripherals — 0.1%
Dell International LLC 6.20%, 7/15/2030	762	775
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	795	706
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	285	215
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	386	320
4.39%, 8/15/2037	205	160
3.73%, 9/25/2040	315	214
		909
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	345	326
2.88%, 1/15/2026	180	167
1.88%, 8/15/2026	495	430
		923
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	170
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	100	78
		248
Total Corporate Bonds (Cost $62,705)		50,816
Asset-Backed Securities — 4.7%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	125	123
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	675	649
SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	150	149
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	285	250
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (c) (d)	269	264
Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (c) (d)	455	443
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	635	542
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	520	451
Series 2016-3, Class AA, 3.00%, 10/15/2028	370	320
Series 2021-1, Class B, 3.95%, 7/11/2030	690	548
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	315	288
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	165	147
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (d)	645	569
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	290	253
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	255	213
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (d)	250	217
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (d)	71	69
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	517	471
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	537	472
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	765	648
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	375	342
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (d)	272	245
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	323
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (d)	170	160
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	540	524
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (d)	645	626
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	101	99
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	31	31
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	405	351
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	146	143
Series 2020-1, Class A, 2.50%, 6/10/2028	478	406
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	113	104
Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	238	216
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	315	302
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	235	221
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	303	269
Series 2021-A, Class C, 2.09%, 8/27/2035 (d)	143	125
Exeter Automobile Receivables Trust Series 2022-5A, Class C, 6.51%, 12/15/2027	305	306
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	119	114
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	780	646
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (d)	255	217
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	410	400
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (d)	550	441
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 (d)	92	92
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	841	714
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	439	362
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	47

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	272	263
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	460	438
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (d)	361	358
Series 2021-B, Class A, 1.11%, 2/15/2029 (d)	183	182
Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	430	408
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (d)	825	814
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	174	168
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	850	729
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (d)	333	329
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	910	868
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (d)	725	702
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	793	701
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	525	504
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (d)	456	416
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	344	306
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	940	832
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	273	264
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (d)	230	191
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	1,660	1,450
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (d)	88	84
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	281	277
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	713	672
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	479	467
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (d)	874	765
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (f)	977	890
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (f)	720	632
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (d)	439	389
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (d)	310	274
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	550	500
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	1,775	1,519
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	770	694
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (d)	515	486
Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	1,254	1,123
Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	212	196
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	240	236
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (d)	252	251
Series 2021-1A, Class C, 1.33%, 9/16/2024 (d)	310	306
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	146	129
Series 2019-2, Class B, 3.50%, 5/1/2028	336	289
Series 2016-2, Class A, 3.10%, 10/7/2028	162	131
Series 2018-1, Class A, 3.70%, 3/1/2030	421	351
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (d)	112	105
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	10	10
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	390	386
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (d) (f)	219	207
SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (f)	302	273
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	112	110
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (f)	394	340
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (f)	1,503	1,352
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (f)	1,286	1,163
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (f)	618	546
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (f)	538	491
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (f)	944	856
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (f)	998	878
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (d)	274	258
Total Asset-Backed Securities (Cost $46,906)		42,424
U.S. Treasury Obligations — 4.0%
U.S. Treasury Bonds
1.13%, 5/15/2040	3,692	2,311
1.13%, 8/15/2040	6,836	4,245
2.25%, 5/15/2041	259	195
1.75%, 8/15/2041	500	342
2.00%, 11/15/2041	195	139
3.38%, 8/15/2042	1,570	1,403
3.13%, 2/15/2043	1,295	1,105
1.25%, 5/15/2050	39	21
1.38%, 8/15/2050	7,616	4,232
1.63%, 11/15/2050	1,102	656
2.25%, 2/15/2052	1,130	786
3.00%, 8/15/2052	2,219	1,828
U.S. Treasury Notes
0.88%, 1/31/2024 (g)	2,641	2,534
1.88%, 2/28/2027	474	434
3.13%, 8/31/2027	6,170	5,934
2.75%, 2/15/2028	470	442
1.13%, 8/31/2028	1,554	1,327
3.25%, 6/30/2029	1,260	1,206
3.13%, 8/31/2029	2,542	2,413
3.88%, 9/30/2029	700	695
1.63%, 5/15/2031	220	185
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.38%, 11/15/2031	80	65
2.75%, 8/15/2032	1,724	1,570
U.S. Treasury STRIPS Bonds 1.17%, 5/15/2027 (h)	2,065	1,727
Total U.S. Treasury Obligations (Cost $42,057)		35,795
Collateralized Mortgage Obligations — 1.4%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (f)	665	614
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	469	462
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	872	741
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (c) (d)	126	122
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (c) (d)	559	539
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (d)	773	730
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	319	335
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	124	126
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	259	247
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,417	1,338
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	621	635
GNMA
Series 2015-H11, Class FC, 3.77%, 5/20/2065 (c)	419	412
Series 2021-H14, Class YD, 8.11%, 6/20/2071 (c)	761	780
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (f)	356	325
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (c) (d)	260	246
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (d)	497	457
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (f)	239	221
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	396	372
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	49

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-2, Class M55D, 4.00%, 8/25/2058	549	522
Series 2019-3, Class M55D, 4.00%, 10/25/2058	387	368
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	969	865
Series 2020-3, Class TTW, 3.00%, 5/25/2060	996	931
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (d) (f)	113	109
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (d)	1,477	1,185
Total Collateralized Mortgage Obligations (Cost $14,262)		12,682
Commercial Mortgage-Backed Securities — 0.6%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (c) (d)	335	326
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	400	356
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (c) (d)	666	606
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.72%, 7/25/2024 (c)	38,945	262
Series K-1511, Class A1, 3.28%, 10/25/2030	624	590
Series K152, Class A2, 3.08%, 1/25/2031	155	141
Series K-1510, Class A2, 3.72%, 1/25/2031	235	219
Series K-150, Class A2, 3.71%, 9/25/2032 (c)	480	450
FNMA ACES
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (c)	965	790
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	116	109
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (c)	1,179	105
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (d)	435	386
Series 2015-K48, Class C, 3.65%, 8/25/2048 (c) (d)	35	33
Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (d)	330	311
Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (d)	185	176
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 5.12%, 12/15/2037 (c) (d)	278	265
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	725	578
Total Commercial Mortgage-Backed Securities (Cost $6,351)		5,703
Foreign Government Securities — 0.1%
Republic of Panama 3.16%, 1/23/2030	250	215
Republic of Peru 2.78%, 12/1/2060	125	73
United Mexican States 3.50%, 2/12/2034	369	296
Total Foreign Government Securities (Cost $760)		584
	SHARES (000)
Short-Term Investments — 7.8%
Investment Companies — 7.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $71,107)	71,107	71,107
Total Investments — 100.8% (Cost $946,095)		914,717
Liabilities in Excess of Other Assets — (0.8)%		(7,372)
NET ASSETS — 100.0%		907,345

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(c)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of December 31, 2022.
(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(141)	03/17/2023	USD	(4,647)	318
EURO STOXX 50 Index	(58)	03/17/2023	EUR	(2,352)	118
FTSE 100 Index	(26)	03/17/2023	GBP	(2,347)	21
MSCI EAFE E-Mini Index	(53)	03/17/2023	USD	(5,165)	202
MSCI Emerging Markets E-Mini Index	(426)	03/17/2023	USD	(20,431)	671
S&P 500 E-Mini Index	(24)	03/17/2023	USD	(4,634)	197
					1,527

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	51

JPMorgan SmartRetirement® Blend 2020 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 42.9%
Fixed Income — 14.0%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,414	152,469
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	166	978
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	109	910
JPMorgan High Yield Fund Class R6 Shares (a)	12,940	79,452
Total Fixed Income		233,809
International Equity — 5.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,659	97,822
U.S. Equity — 23.0%
JPMorgan Equity Index Fund Class R6 Shares (a)	6,697	385,518
Total Investment Companies (Cost $674,214)		717,149
Exchange-Traded Funds — 31.4%
Alternative Assets — 1.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	303	24,752
Fixed Income — 11.8%
JPMorgan High Yield Research Enhanced ETF (a)	158	6,920
JPMorgan Inflation Managed Bond ETF (a)	1,429	65,531
JPMorgan U.S. Aggregate Bond ETF (a)	2,720	124,521
Total Fixed Income		196,972
International Equity — 12.5%
JPMorgan BetaBuilders International Equity ETF (a)	4,218	209,359
U.S. Equity — 5.6%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	711	51,637
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	823	42,831
Total U.S. Equity		94,468
Total Exchange-Traded Funds (Cost $536,078)		525,551
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 5.4%
Aerospace & Defense — 0.2%
Boeing Co. (The)
2.50%, 3/1/2025	276	259
2.75%, 2/1/2026	66	61
2.20%, 2/4/2026	85	77
2.70%, 2/1/2027	1,722	1,554
3.45%, 11/1/2028	200	179
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	77
Northrop Grumman Corp.
5.15%, 5/1/2040	242	235
3.85%, 4/15/2045	220	176
Raytheon Technologies Corp.
2.25%, 7/1/2030	422	351
2.82%, 9/1/2051	385	249
		3,218
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	400	415
Hyundai Capital America
2.65%, 2/10/2025 (b)	700	658
1.30%, 1/8/2026 (b)	100	88
2.38%, 10/15/2027 (b)	835	714
		1,875
Banks — 1.1%
Banco Santander SA (Spain)
5.15%, 8/18/2025	200	198
1.85%, 3/25/2026	400	353
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	171
2.75%, 12/3/2030	400	306
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	592	526
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,407	1,302
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	305	292
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	55	44
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	490	485
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (b) (c)	226	224
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	215	181
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	53

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	365	318
Barclays plc (United Kingdom)
4.34%, 1/10/2028	300	279
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	152
BNP Paribas SA (France)
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	364	297
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	290	212
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	502	458
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	290	197
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	500	482
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	657	575
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	335	283
HSBC Holdings plc (United Kingdom)
(SOFR + 3.03%), 7.34%, 11/3/2026 (c)	243	253
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,885	1,576
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	205	165
Huntington National Bank (The) 5.65%, 1/10/2030	337	340
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	435	413
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	220	190
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	330	286
3.74%, 3/7/2029	934	861
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	230	199
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (c)	520	520
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	200	208
(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (c)	200	189
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	210	190
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (b)	200	201
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	500	440
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	435	441
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	230	196
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	850	815
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	320	278
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	270	232
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	625	481
Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	173
UniCredit SpA (Italy)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	171
(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	200	176
Wells Fargo & Co.
4.30%, 7/22/2027	1,701	1,637
(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	156	111
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	320	271
SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	70	46
3.13%, 11/18/2041	224	148
		18,542
Beverages — 0.0% ^
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	276	207
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	300	279
3.20%, 11/21/2029	720	649
4.05%, 11/21/2039	500	428
4.25%, 11/21/2049	240	199
Biogen, Inc. 2.25%, 5/1/2030	144	117
Gilead Sciences, Inc. 2.60%, 10/1/2040	288	201
		1,873
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	262	203
Capital Markets — 0.4%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	278	177
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (b)	1,120	928
Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	905	798
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,486	1,450
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,295	1,142
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	288	256
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (b)	711	716
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	470	410
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	250	192
Morgan Stanley (SOFR + 1.49%), 3.22%, 4/22/2042 (c)	245	181
S&P Global, Inc.
2.70%, 3/1/2029 (b)	322	283
4.25%, 5/1/2029 (b)	303	289
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	372	364
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	200	193
		7,379
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	209
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	185	125
LYB International Finance III LLC 1.25%, 10/1/2025	142	127
Nutrien Ltd. (Canada)
5.90%, 11/7/2024	192	194
5.00%, 4/1/2049	121	109
		764
Consumer Finance — 0.3%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	500	483
6.50%, 7/15/2025	275	279
4.63%, 10/15/2027	1,005	933
3.00%, 10/29/2028	150	126
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	110	102
5.50%, 1/15/2026 (b)	1,075	1,022
2.13%, 2/21/2026 (b)	150	129
4.25%, 4/15/2026 (b)	25	23
2.53%, 11/18/2027 (b)	1,132	905
Capital One Financial Corp.
3.80%, 1/31/2028	200	187
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	235	180
General Motors Financial Co., Inc. 3.80%, 4/7/2025	310	299
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	595	593
5.50%, 2/15/2024 (b)	31	30
		5,291
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	259	226
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	55

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	90
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	120	109
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	145	137
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	251	177
		423
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
3.50%, 6/1/2041	664	495
3.55%, 9/15/2055	398	266
Verizon Communications, Inc. 2.65%, 11/20/2040	236	159
		920
Electric Utilities — 0.4%
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	85
Duke Energy Progress LLC 2.90%, 8/15/2051	170	111
Edison International 5.75%, 6/15/2027	265	266
Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	195
Entergy Arkansas LLC 2.65%, 6/15/2051	88	53
Entergy Louisiana LLC
4.00%, 3/15/2033	202	182
2.90%, 3/15/2051	80	51
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (b)	282	281
Evergy, Inc. 2.90%, 9/15/2029	512	442
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	560	510
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	235	190
Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	310
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	156	132
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	236	228
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	118	85
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	328	198
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	115	103
2.45%, 12/2/2027 (b)	410	340
OGE Energy Corp. 0.70%, 5/26/2023	140	138
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	170	167
Pacific Gas and Electric Co.
1.70%, 11/15/2023	175	169
3.25%, 2/16/2024	485	473
3.45%, 7/1/2025	140	133
2.95%, 3/1/2026	346	317
3.75%, 8/15/2042 (d)	86	58
4.30%, 3/15/2045	90	64
PacifiCorp 4.15%, 2/15/2050	144	118
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	203
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	135	125
Series A-4, 5.21%, 12/1/2047	80	77
Series A-5, 5.10%, 6/1/2052	150	141
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	232	206
5.85%, 11/1/2027	289	297
Series C, 4.13%, 3/1/2048	152	121
Union Electric Co. 3.90%, 4/1/2052	198	160
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	428	419
		7,148
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	244	191
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	366	344
Walt Disney Co. (The)
2.65%, 1/13/2031	440	376
3.50%, 5/13/2040	424	341
		1,252
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.
1.50%, 1/31/2028	205	170
1.88%, 10/15/2030	1,190	918
Brixmor Operating Partnership LP
2.25%, 4/1/2028	180	149
2.50%, 8/16/2031	110	84
SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — continued
Corporate Office Properties LP 2.75%, 4/15/2031	295	221
CubeSmart LP 2.00%, 2/15/2031	570	429
Equinix, Inc. 2.90%, 11/18/2026	360	329
Healthcare Realty Holdings LP 2.00%, 3/15/2031	475	360
Healthpeak Properties, Inc. 2.13%, 12/1/2028	334	280
Life Storage LP 2.40%, 10/15/2031	305	235
Office Properties Income Trust 2.40%, 2/1/2027	375	274
Physicians Realty LP 2.63%, 11/1/2031	135	105
Realty Income Corp. 1.80%, 3/15/2033	275	197
Sabra Health Care LP 3.20%, 12/1/2031	215	160
Safehold Operating Partnership LP 2.85%, 1/15/2032	406	308
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	630	593
UDR, Inc.
2.10%, 8/1/2032	482	354
1.90%, 3/15/2033	65	46
WP Carey, Inc. 2.40%, 2/1/2031	183	146
		5,358
Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	660	657
0.95%, 2/10/2026 (b)	155	136
1.30%, 2/10/2028 (b)	124	103
2.50%, 2/10/2041 (b)	125	82
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	214
3.63%, 5/13/2051 (b)	335	224
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	123	106
		1,522
Food Products — 0.1%
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	159	131
Kraft Heinz Foods Co.
4.63%, 10/1/2039	250	219
4.38%, 6/1/2046	137	111
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	508	387
		848
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	245	158
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	188
Southern California Gas Co. 6.35%, 11/15/2052	150	164
		510
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	78	70
DH Europe Finance II SARL 3.25%, 11/15/2039	123	98
		168
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	135
Banner Health 1.90%, 1/1/2031	323	255
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	130
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	153
CommonSpirit Health
1.55%, 10/1/2025	85	76
2.78%, 10/1/2030	195	161
3.91%, 10/1/2050	80	59
Elevance Health, Inc. 2.25%, 5/15/2030	488	404
HCA, Inc.
5.25%, 6/15/2026	1,104	1,091
5.50%, 6/15/2047	140	124
3.50%, 7/15/2051	125	80
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	119
MultiCare Health System 2.80%, 8/15/2050	149	88
MyMichigan Health Series 2020, 3.41%, 6/1/2050	50	34
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	114
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	143
UnitedHealth Group, Inc. 5.88%, 2/15/2053	110	119
Universal Health Services, Inc. 2.65%, 10/15/2030	20	16
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	240
		3,541
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	251	177
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	57

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	85	84
MDC Holdings, Inc. 3.97%, 8/6/2061	275	154
		238
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	840	805
Constellation Energy Generation LLC
3.25%, 6/1/2025	1,014	970
5.75%, 10/1/2041	210	204
Southern Power Co. 5.15%, 9/15/2041	260	235
		2,214
Insurance — 0.1%
Athene Global Funding
2.75%, 6/25/2024 (b)	349	332
2.50%, 1/14/2025 (b)	141	132
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	185	148
Brown & Brown, Inc. 2.38%, 3/15/2031	488	371
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	352	219
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	510	390
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	200	169
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	495	342
		2,103
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	360	298
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	215	190
Global Payments, Inc.
3.20%, 8/15/2029	395	336
5.30%, 8/15/2029	71	69
		595
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	118
3.50%, 3/1/2042	115	74
3.70%, 4/1/2051	532	324
Comcast Corp.
3.25%, 11/1/2039	431	336
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued
2.80%, 1/15/2051	305	192
Discovery Communications LLC 3.63%, 5/15/2030	210	173
		1,217
Metals & Mining — 0.1%
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	320	309
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	398	323
Steel Dynamics, Inc. 1.65%, 10/15/2027	316	265
		897
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	292	209
Multi-Utilities — 0.1%
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	158
Consumers Energy Co. 3.25%, 8/15/2046	117	84
San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	250
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	110
WEC Energy Group, Inc. 1.38%, 10/15/2027	266	226
		828
Oil, Gas & Consumable Fuels — 0.4%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	200	177
Boardwalk Pipelines LP 4.45%, 7/15/2027	205	195
BP Capital Markets America, Inc.
3.63%, 4/6/2030	365	335
2.77%, 11/10/2050	238	152
Coterra Energy, Inc. 3.90%, 5/15/2027	155	145
Energy Transfer LP
3.90%, 5/15/2024 (d)	592	576
3.90%, 7/15/2026	404	382
4.40%, 3/15/2027	475	451
5.00%, 5/15/2044 (d)	565	460
Enterprise Products Operating LLC 4.45%, 2/15/2043	354	298
Exxon Mobil Corp. 3.00%, 8/16/2039	734	561
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	195	152
4.32%, 12/30/2039 (b)	135	97
SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	241	193
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	550	499
3.45%, 10/15/2027 (b)	334	295
HF Sinclair Corp.
2.63%, 10/1/2023	232	227
5.88%, 4/1/2026	123	123
MPLX LP 4.50%, 4/15/2038	256	216
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	210	171
Phillips 66 Co. 3.55%, 10/1/2026 (b)	245	230
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	510
Targa Resources Corp. 4.20%, 2/1/2033	90	77
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	369
		6,891
Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052	350	273
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	62
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	295	262
Merck & Co., Inc. 2.35%, 6/24/2040	348	242
Takeda Pharmaceutical Co. Ltd. (Japan) 3.18%, 7/9/2050	400	270
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	246
Viatris, Inc.
3.85%, 6/22/2040	292	196
4.00%, 6/22/2050	203	125
Zoetis, Inc. 5.60%, 11/16/2032	289	300
		1,703
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	241	189
Kansas City Southern 4.70%, 5/1/2048	192	165
Norfolk Southern Corp. 3.05%, 5/15/2050	237	159
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	800	695
Union Pacific Corp. 3.55%, 8/15/2039	345	285
		1,493
Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc. 2.80%, 10/1/2041	236	173
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Broadcom, Inc.
1.95%, 2/15/2028 (b)	529	447
3.19%, 11/15/2036 (b)	78	56
KLA Corp. 3.30%, 3/1/2050	412	298
Microchip Technology, Inc.
2.67%, 9/1/2023	92	90
0.97%, 2/15/2024	70	67
0.98%, 9/1/2024	78	72
NXP BV (China) 3.25%, 5/11/2041	365	253
TSMC Global Ltd. (Taiwan)
1.38%, 9/28/2030 (b)	370	282
4.63%, 7/22/2032 (b)	200	197
Xilinx, Inc. 2.38%, 6/1/2030	639	537
		2,472
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	619	490
Roper Technologies, Inc. 1.75%, 2/15/2031	277	214
VMware, Inc.
1.40%, 8/15/2026	421	367
4.70%, 5/15/2030	415	386
		1,457
Specialty Retail — 0.1%
Home Depot, Inc. (The) 4.95%, 9/15/2052	156	150
Lowe's Cos., Inc.
1.70%, 10/15/2030	240	187
3.70%, 4/15/2046	509	377
Tractor Supply Co. 1.75%, 11/1/2030	501	385
		1,099
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	500	402
2.70%, 8/5/2051	295	194
Dell International LLC 6.20%, 7/15/2030	970	986
		1,582
Thrifts & Mortgage Finance — 0.1%
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	1,017	904
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	375	283
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	482	400
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	59

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Tobacco — continued
4.39%, 8/15/2037	265	206
3.73%, 9/25/2040	398	270
		1,159
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	440	416
2.88%, 1/15/2026	250	231
1.88%, 8/15/2026	700	608
		1,255
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	213
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	160	124
		337
Total Corporate Bonds (Cost $109,907)		90,759
U.S. Treasury Obligations — 5.4%
U.S. Treasury Bonds
1.13%, 5/15/2040	10,092	6,316
1.13%, 8/15/2040	10,449	6,489
1.88%, 2/15/2041	1,354	957
2.25%, 5/15/2041	259	195
1.75%, 8/15/2041	560	383
2.00%, 11/15/2041	260	186
3.38%, 8/15/2042	5,050	4,513
2.25%, 8/15/2046	645	457
1.25%, 5/15/2050	853	459
1.38%, 8/15/2050	15,555	8,643
1.63%, 11/15/2050	1,836	1,092
1.88%, 2/15/2051	364	231
2.25%, 2/15/2052	1,565	1,088
3.00%, 8/15/2052	2,230	1,837
U.S. Treasury Notes
0.88%, 1/31/2024 (e)	5,169	4,960
4.38%, 10/31/2024	1,170	1,167
1.75%, 3/15/2025	7,585	7,167
1.88%, 2/28/2027	3,379	3,095
2.75%, 7/31/2027	100	95
3.13%, 8/31/2027	4,185	4,025
4.13%, 9/30/2027	4,160	4,176
2.75%, 2/15/2028	5,720	5,378
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.25%, 4/30/2028	2,990	2,594
1.00%, 7/31/2028	1,570	1,335
2.88%, 4/30/2029	4,495	4,210
3.25%, 6/30/2029	575	550
3.13%, 8/31/2029	6,241	5,925
3.88%, 9/30/2029	1,780	1,767
2.88%, 5/15/2032	1,445	1,332
2.75%, 8/15/2032	4,911	4,472
U.S. Treasury STRIPS Bonds
1.03%, 8/15/2026 (f)	2,735	2,354
1.17%, 5/15/2027 (f)	2,780	2,324
Total U.S. Treasury Obligations (Cost $103,170)		89,772
Mortgage-Backed Securities — 5.1%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	985	849
Pool # WA1626, 3.45%, 8/1/2032	1,197	1,105
Pool # WN3225, 3.80%, 10/1/2034	750	696
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	560	522
Pool # QB1397, 2.50%, 7/1/2050	84	72
Pool # QB4026, 2.50%, 10/1/2050	2,055	1,772
Pool # QB4045, 2.50%, 10/1/2050	1,300	1,105
Pool # QB4484, 2.50%, 10/1/2050	705	607
Pool # QB4542, 2.50%, 10/1/2050	711	611
Pool # RA4224, 3.00%, 11/1/2050	282	248
Pool # QB8503, 2.50%, 2/1/2051	810	688
Pool # QC4789, 3.00%, 7/1/2051	657	580
Pool # QD4686, 4.00%, 1/1/2052	459	431
Pool # QE1637, 4.00%, 5/1/2052	318	302
Pool # QE1832, 4.50%, 5/1/2052	375	367
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	1,170	1,190
Pool # FM3118, 3.00%, 5/1/2050	499	444
Pool # BQ2894, 3.00%, 9/1/2050	1,161	1,031
Pool # BQ3996, 2.50%, 10/1/2050	777	663
Pool # BQ5243, 3.50%, 10/1/2050	391	359
Pool # CA7398, 3.50%, 10/1/2050	1,116	1,024
Pool # BR4318, 3.00%, 1/1/2051	251	220
Pool # CA8637, 4.00%, 1/1/2051	1,824	1,744
Pool # CB2637, 2.50%, 1/1/2052	954	811
Pool # BU3079, 3.00%, 1/1/2052	478	420
Pool # BV0273, 3.00%, 1/1/2052	1,365	1,204
Pool # CB2670, 3.00%, 1/1/2052	880	773
SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BV4831, 3.00%, 2/1/2052	452	397
Pool # BV0295, 3.50%, 2/1/2052	1,231	1,142
Pool # BV3950, 4.00%, 2/1/2052	560	528
Pool # BV6743, 4.50%, 5/1/2052	455	443
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027 (g)	634	640
Pool # AM3010, 5.07%, 3/1/2028	558	570
Pool # BL8639, 1.09%, 4/1/2028	773	654
Pool # BS6144, 3.97%, 1/1/2029	1,535	1,492
Pool # AM5319, 4.34%, 1/1/2029	501	493
Pool # BL4956, 2.41%, 11/1/2029	1,280	1,126
Pool # BS0448, 1.27%, 12/1/2029	1,075	880
Pool # BL9748, 1.60%, 12/1/2029	448	375
Pool # AN7593, 2.99%, 12/1/2029	329	300
Pool # BS7361, 4.76%, 1/1/2030 (g)	1,800	1,835
Pool # AN8285, 3.11%, 3/1/2030	336	310
Pool # AM8544, 3.08%, 4/1/2030	142	130
Pool # AN8990, 3.53%, 4/1/2030	477	449
Pool # BS7168, 4.57%, 6/1/2030	684	687
Pool # BL9251, 1.45%, 10/1/2030	848	687
Pool # AM4789, 4.18%, 11/1/2030	255	248
Pool # BL9891, 1.37%, 12/1/2030	601	483
Pool # BS0025, 1.38%, 12/1/2030	1,148	936
Pool # BS7167, 4.64%, 7/1/2031	1,655	1,661
Pool # BS7437, 5.04%, 8/1/2031	870	898
Pool # BS5580, 3.68%, 1/1/2032	1,080	1,013
Pool # BS4654, 2.39%, 3/1/2032	888	756
Pool # BL5680, 2.44%, 3/1/2032	1,295	1,094
Pool # AN6149, 3.14%, 7/1/2032	1,605	1,431
Pool # BS5530, 3.30%, 7/1/2032	1,676	1,523
Pool # BS6345, 3.91%, 8/1/2032	510	486
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,389	1,281
Pool # BS6822, 3.81%, 10/1/2032	980	929
Pool # BS6954, 4.93%, 10/1/2032	782	807
Pool # BS6819, 4.12%, 11/1/2032	1,110	1,076
Pool # BS7090, 4.45%, 12/1/2032	1,039	1,034
Pool # AN7923, 3.33%, 1/1/2033	640	577
Pool # BS5357, 3.41%, 3/1/2033	799	727
Pool # AN9067, 3.51%, 5/1/2033	345	316
Pool # BS5511, 3.45%, 8/1/2033	1,075	984
Pool # BS5127, 3.15%, 9/1/2033	615	542
Pool # BL1012, 4.03%, 12/1/2033	335	319
Pool # BL0900, 4.08%, 2/1/2034	190	182
Pool # BL7124, 1.93%, 6/1/2035	717	563
Pool # AN4430, 3.61%, 1/1/2037	690	642
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL6060, 2.46%, 4/1/2040	155	107
Pool # BF0230, 5.50%, 1/1/2058	1,565	1,618
Pool # BF0497, 3.00%, 7/1/2060	739	647
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	1,076	989
Pool # BR3929, 3.50%, 10/20/2050	530	487
Pool # BW1726, 3.50%, 10/20/2050	638	586
Pool # BS8546, 2.50%, 12/20/2050	1,713	1,455
Pool # BR3928, 3.00%, 12/20/2050	826	747
Pool # BU7538, 3.00%, 12/20/2050	556	504
Pool # 785294, 3.50%, 1/20/2051	1,673	1,521
Pool # CA8452, 3.00%, 2/20/2051	2,347	2,122
Pool # CA9005, 3.00%, 2/20/2051	506	467
Pool # CB1543, 3.00%, 2/20/2051	1,611	1,435
Pool # CA3588, 3.50%, 2/20/2051	1,593	1,464
Pool # CB1536, 3.50%, 2/20/2051	1,769	1,637
Pool # CB1542, 3.00%, 3/20/2051	1,030	918
Pool # CB4433, 3.00%, 3/20/2051	1,919	1,671
Pool # CC0070, 3.00%, 3/20/2051	253	230
Pool # CC8726, 3.00%, 3/20/2051	379	339
Pool # CC8738, 3.00%, 3/20/2051	464	415
Pool # CC8723, 3.50%, 3/20/2051	2,114	1,942
Pool # CC0088, 4.00%, 3/20/2051	87	83
Pool # CC0092, 4.00%, 3/20/2051	206	197
Pool # CC8727, 3.00%, 4/20/2051	555	494
Pool # CC8739, 3.00%, 4/20/2051	1,527	1,365
Pool # CC8740, 3.00%, 4/20/2051	1,350	1,207
Pool # CC8751, 3.00%, 4/20/2051	279	249
Pool # CA3563, 3.50%, 7/20/2051	1,082	1,006
Pool # CE2586, 3.50%, 7/20/2051	1,494	1,373
Pool # CK1527, 3.50%, 12/20/2051	1,102	1,019
Pool # CJ8184, 3.50%, 1/20/2052	1,199	1,102
Pool # CK2716, 3.50%, 2/20/2052	881	800
Pool # MA8200, 4.00%, 8/20/2052	336	318
GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (h)	793	709
Total Mortgage-Backed Securities (Cost $96,653)		84,707
Asset-Backed Securities — 3.8%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	165	164
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	925	889
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	61

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	197	196
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (b)	394	346
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (b) (h)	338	332
Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (b) (h)	575	560
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	870	743
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	672	583
Series 2016-3, Class AA, 3.00%, 10/15/2028	472	409
Series 2021-1, Class B, 3.95%, 7/11/2030	935	742
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (b)	430	393
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	220	196
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (b)	810	715
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (b)	404	352
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (b)	340	284
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (b)	325	282
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	91	88
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (b)	774	705
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (b)	702	616
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	1,000	847
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (b)	635	580
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	357	321
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	445	384
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	210	198
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	730	709
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	845	820
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	134	131
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	39	39
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	525	455
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	186	182
Series 2020-1, Class A, 2.50%, 6/10/2028	680	577
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	150	138
Series 2021-1A, Class C, 2.70%, 11/21/2033 (b)	367	334
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	375	360
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	225	214
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	362
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (b)	407	361
Series 2021-A, Class C, 2.09%, 8/27/2035 (b)	171	150
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	810	778
Series 2022-5A, Class C, 6.51%, 12/15/2027	515	518
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	739	702
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	490	470
SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	395	382
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (b)	1,215	1,007
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (b)	410	349
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	505	493
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	665	636
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (h)	745	598
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 (b)	126	126
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (b)	1,138	966
Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	673	555
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	369	357
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	623	594
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (b)	537	532
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	251	249
Series 2021-B, Class B, 1.68%, 2/15/2029 (b)	595	565
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,086	1,072
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	236	228
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	641	632
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,145	982
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (b)	449	443
Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,225	1,169
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	995	964
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (b)	1,074	950
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (b)	156	141
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (b)	710	681
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	570	520
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	499	443
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,288	1,141
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	367	355
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (b)	295	245
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,235	1,952
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	117	112
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	367	361
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	972	917
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	729	710
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (h)	1,182	1,033
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (d)	1,317	1,199
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (b) (d)	973	853
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	568	503
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (b)	420	371
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (b)	855	777
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	315	292
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	63

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (b)	2,393	2,048
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	995	896
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	675	637
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,697	1,520
Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	535	493
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (b)	775	756
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (b)	249	228
Series 2021-2A, Class B, 1.80%, 9/20/2038 (b)	286	264
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	327	322
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	252	251
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	315	311
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	189	166
Series 2019-2, Class B, 3.50%, 5/1/2028	438	377
Series 2016-1, Class A, 3.45%, 7/7/2028	497	418
Series 2016-2, Class A, 3.10%, 10/7/2028	725	585
Series 2018-1, Class A, 3.70%, 3/1/2030	550	458
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	144	134
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	12	12
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	530	524
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (b) (d)	276	261
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	409	369
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	179	177
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	508	439
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (d)	1,937	1,743
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (d)	1,658	1,499
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (d)	902	797
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (b) (d)	692	633
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,232	1,117
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (d)	1,465	1,288
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (b)	420	395
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	300	293
Total Asset-Backed Securities (Cost $70,564)		64,091
Collateralized Mortgage Obligations — 1.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (b) (d)	860	793
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	742	731
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,126	957
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (b) (h)	158	153
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (b) (h)	722	696
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	995	939
FHLMC, REMIC Series 5225, Class QL, 4.00%, 5/25/2052	825	689
Fn 4.748, 0.00%, 2/1/2033 ‡ (g)	845	858
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	436	458
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	207	211
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	353	337
Series 2014-52, Class BW, 3.00%, 9/25/2044	790	664
Series 2022-46, Class GZ, 4.50%, 7/25/2052	695	612
SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,828	1,727
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	848	868
GNMA
Series 2009-35, Class BZ, 6.00%, 5/16/2039	507	535
Series 2022-93, Class JZ, 4.50%, 5/20/2052	451	349
Series 2015-H11, Class FC, 3.77%, 5/20/2065 (h)	550	541
Series 2021-H14, Class YD, 8.11%, 6/20/2071 (h)	1,008	1,034
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	452	413
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (b) (h)	465	440
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	671	617
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	323	298
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,045	981
Series 2019-1, Class MT, 3.50%, 7/25/2058	354	320
Series 2019-2, Class M55D, 4.00%, 8/25/2058	1,010	960
Series 2019-3, Class M55D, 4.00%, 10/25/2058	888	844
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,292	1,153
Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,273	1,189
Series 2022-1, Class MTU, 3.25%, 11/25/2061	344	303
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	149	144
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	2,016	1,617
Total Collateralized Mortgage Obligations (Cost $24,611)		22,431
Commercial Mortgage-Backed Securities — 0.5%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (b) (h)	415	404
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (b)	670	596
FHLMC, Multi-Family Structured Credit Risk
Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (b) (h)	909	827
Series 2021-MN1, Class M1, 5.93%, 1/25/2051 (b) (h)	177	166
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.72%, 7/25/2024 (h)	65,978	444
Series K-1511, Class A1, 3.28%, 10/25/2030	779	736
Series K-1510, Class A2, 3.72%, 1/25/2031	295	275
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	815	764
FNMA ACES
Series 2018-M3, Class A2, 3.07%, 2/25/2030 (h)	345	317
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (h)	555	431
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (h)	1,620	1,327
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	147	139
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (h)	1,497	134
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (b) (h)	595	527
Series 2015-K48, Class C, 3.65%, 8/25/2048 (b) (h)	50	47
Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (h)	450	424
Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (h)	230	219
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 5.12%, 12/15/2037 (b) (h)	443	423
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	885	706
Total Commercial Mortgage-Backed Securities (Cost $9,755)		8,906
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (b)	200	161
Republic of Panama 3.16%, 1/23/2030	300	258
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	65

JPMorgan SmartRetirement® Blend 2025 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued
Republic of Peru 2.78%, 12/1/2060	162	95
United Mexican States 3.50%, 2/12/2034	727	583
Total Foreign Government Securities (Cost $1,405)		1,097
	SHARES (000)
Short-Term Investments — 6.6%
Investment Companies — 6.6%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $109,691)	109,691	109,691
Total Investments — 102.5% (Cost $1,736,048)		1,714,154
Liabilities in Excess of Other Assets — (2.5)%		(41,119)
NET ASSETS — 100.0%		1,673,035

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(f)	The rate shown is the effective yield as of December 31, 2022.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	154	03/17/2023	USD	29,734	(1,246)
Short Contracts
DJ US Real Estate Index	(250)	03/17/2023	USD	(8,240)	564
EURO STOXX 50 Index	(106)	03/17/2023	EUR	(4,298)	216
FTSE 100 Index	(48)	03/17/2023	GBP	(4,332)	39
MSCI EAFE E-Mini Index	(88)	03/17/2023	USD	(8,576)	368
MSCI Emerging Markets E-Mini Index	(524)	03/17/2023	USD	(25,131)	826
					2,013
					767

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	67

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 48.6%
Fixed Income — 11.6%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	21,066	149,989
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	199	1,175
JPMorgan High Yield Fund Class R6 Shares (a)	13,999	85,952
Total Fixed Income		237,116
International Equity — 7.4%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,319	151,582
U.S. Equity — 29.6%
JPMorgan Equity Index Fund Class R6 Shares (a)	10,568	608,423
Total Investment Companies (Cost $920,614)		997,121
Exchange-Traded Funds — 32.1%
Alternative Assets — 2.1%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	541	44,159
Fixed Income — 7.0%
JPMorgan High Yield Research Enhanced ETF (a)	129	5,668
JPMorgan Inflation Managed Bond ETF (a)	269	12,317
JPMorgan U.S. Aggregate Bond ETF (a)	2,732	125,109
Total Fixed Income		143,094
International Equity — 15.9%
JPMorgan BetaBuilders International Equity ETF (a)	6,569	326,022
U.S. Equity — 7.1%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,095	79,475
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,274	66,342
Total U.S. Equity		145,817
Total Exchange-Traded Funds (Cost $661,301)		659,092
	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 4.3%
Aerospace & Defense — 0.1%
Boeing Co. (The)
1.17%, 2/4/2023	85	85
2.50%, 3/1/2025	249	233
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued
2.75%, 2/1/2026	59	55
2.20%, 2/4/2026	105	96
2.70%, 2/1/2027	1,496	1,350
3.45%, 11/1/2028	180	161
L3Harris Technologies, Inc. 1.80%, 1/15/2031	100	77
Northrop Grumman Corp.
5.15%, 5/1/2040	220	214
3.85%, 4/15/2045	115	92
Raytheon Technologies Corp.
2.25%, 7/1/2030	373	310
2.82%, 9/1/2051	385	249
		2,922
Automobiles — 0.1%
General Motors Co. 6.80%, 10/1/2027	292	303
Hyundai Capital America
2.65%, 2/10/2025 (b)	596	560
1.30%, 1/8/2026 (b)	90	79
2.38%, 10/15/2027 (b)	730	625
		1,567
Banks — 0.9%
Banco Santander SA (Spain)
5.15%, 8/18/2025	200	198
1.85%, 3/25/2026	400	353
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	200	171
2.75%, 12/3/2030	400	306
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	511	454
(SOFR + 1.05%), 2.55%, 2/4/2028 (c)	125	111
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,230	1,138
(SOFR + 1.58%), 4.38%, 4/27/2028 (c)	295	282
(SOFR + 1.33%), 2.97%, 2/4/2033 (c)	175	141
Bank of Ireland Group plc (Ireland)
4.50%, 11/25/2023 (b)	460	455
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.25%, 9/16/2026 (b) (c)	221	219
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (c)	203	171
SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	345	300
Barclays plc (United Kingdom)
4.34%, 1/10/2028	265	246
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (c)	200	152
BNP Paribas SA (France)
(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (c)	346	282
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	250	183
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	500	459
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	442	403
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	110	87
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	367	303
Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	255	173
Credit Agricole SA (France)
4.38%, 3/17/2025 (b)	580	560
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	617	540
DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (c)	320	271
HSBC Holdings plc (United Kingdom)
(SOFR + 3.03%), 7.34%, 11/3/2026 (c)	238	248
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,660	1,388
(SOFR + 1.29%), 2.21%, 8/17/2029 (c)	200	161
Huntington National Bank (The) 5.65%, 1/10/2030	334	337
Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	400	379
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	205	177
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (c)	330	286
3.74%, 3/7/2029	813	749
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	210	182
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (c)	525	525
NatWest Group plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.85%), 7.47%, 11/10/2026 (c)	200	208
(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	375	340
Nordea Bank Abp (Finland) 5.38%, 9/22/2027 (b)	200	201
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (c)	500	441
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	432	438
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	215	183
Societe Generale SA (France)
4.25%, 4/14/2025 (b)	780	748
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	300	261
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	255	219
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	590	454
Standard Chartered plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025 (b) (c)	220	227
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	173
UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	265	226
Wells Fargo & Co.
4.30%, 7/22/2027	1,500	1,444
(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	484	427
(SOFR + 2.13%), 4.61%, 4/25/2053 (c)	315	267
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	69

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	50	33
3.13%, 11/18/2041	217	143
		18,823
Beverages — 0.0% ^
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	244	183
Biotechnology — 0.1%
AbbVie, Inc.
2.95%, 11/21/2026	265	246
3.20%, 11/21/2029	624	563
4.05%, 11/21/2039	600	514
4.25%, 11/21/2049	210	174
Amgen, Inc.
3.15%, 2/21/2040	429	316
3.00%, 1/15/2052	100	64
Biogen, Inc. 2.25%, 5/1/2030	125	102
Gilead Sciences, Inc. 2.60%, 10/1/2040	253	176
		2,155
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	203	157
Capital Markets — 0.4%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	250	159
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (b)	1,015	841
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	795	701
(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	408	309
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	1,293	1,262
Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,149	1,013
(SOFR + 1.11%), 2.64%, 2/24/2028 (c)	274	244
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (b)	705	710
(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	420	366
(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (c)	200	153
Morgan Stanley
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	415	325
(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	255	189
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued
S&P Global, Inc.
2.70%, 3/1/2029 (b)	311	274
4.25%, 5/1/2029 (b)	285	272
UBS Group AG (Switzerland)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 4.49%, 5/12/2026 (b) (c)	365	357
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	200	193
		7,368
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	189
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	141	96
LYB International Finance III LLC 1.25%, 10/1/2025	127	113
Nutrien Ltd. (Canada)
5.90%, 11/7/2024	191	193
5.00%, 4/1/2049	111	100
		691
Consumer Finance — 0.2%
AerCap Ireland Capital DAC (Ireland)
3.15%, 2/15/2024	400	387
6.50%, 7/15/2025	200	203
2.45%, 10/29/2026	150	131
4.63%, 10/15/2027	880	817
Avolon Holdings Funding Ltd. (Ireland)
2.88%, 2/15/2025 (b)	207	191
5.50%, 1/15/2026 (b)	650	618
2.13%, 2/21/2026 (b)	110	95
4.25%, 4/15/2026 (b)	20	18
2.53%, 11/18/2027 (b)	1,092	873
Capital One Financial Corp.
3.80%, 1/31/2028	200	187
(SOFR + 1.27%), 2.62%, 11/2/2032 (c)	230	176
General Motors Financial Co., Inc. 3.80%, 4/7/2025	345	333
Park Aerospace Holdings Ltd. (Ireland)
4.50%, 3/15/2023 (b)	575	573
5.50%, 2/15/2024 (b)	59	58
		4,660
SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	238	208
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	110	90
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc. 3.85%, 4/5/2029 (b)	115	105
Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	130	123
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	215	151
		379
Diversified Telecommunication Services — 0.1%
AT&T, Inc.
2.30%, 6/1/2027	322	286
3.50%, 6/1/2041	584	435
3.55%, 9/15/2055	369	246
NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	500	397
Verizon Communications, Inc.
2.10%, 3/22/2028	150	130
2.36%, 3/15/2032	132	105
2.65%, 11/20/2040	204	138
		1,737
Electric Utilities — 0.3%
Duke Energy Florida LLC 5.95%, 11/15/2052	133	142
Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	78
Duke Energy Progress LLC 2.90%, 8/15/2051	165	108
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	85	66
Edison International 5.75%, 6/15/2027	225	226
Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	172
Entergy Arkansas LLC 2.65%, 6/15/2051	84	51
Entergy Louisiana LLC
4.00%, 3/15/2033	166	150
2.90%, 3/15/2051	70	45
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (b)	279	278
Evergy, Inc. 2.90%, 9/15/2029	441	381
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	530	482
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	210	170
Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	262
Indiana Michigan Power Co. 3.25%, 5/1/2051	150	102
ITC Holdings Corp. 2.95%, 5/14/2030 (b)	136	115
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	212	205
Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	103	74
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	280	169
NRG Energy, Inc.
2.00%, 12/2/2025 (b)	105	94
2.45%, 12/2/2027 (b)	365	302
OGE Energy Corp. 0.70%, 5/26/2023	130	128
Ohio Power Co. Series R, 2.90%, 10/1/2051	200	130
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	160	157
Pacific Gas and Electric Co.
1.70%, 11/15/2023	170	164
3.25%, 2/16/2024	460	449
3.45%, 7/1/2025	130	123
2.95%, 3/1/2026	328	301
3.75%, 8/15/2042 (d)	79	53
4.30%, 3/15/2045	80	57
PacifiCorp 4.15%, 2/15/2050	135	111
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	200	203
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	130	120
Series A-4, 5.21%, 12/1/2047	80	77
Series A-5, 5.10%, 6/1/2052	150	141
Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	60
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	202	179
5.85%, 11/1/2027	286	294
Series C, 4.13%, 3/1/2048	131	104
Union Electric Co. 3.90%, 4/1/2052	191	154
Vistra Operations Co. LLC 4.88%, 5/13/2024 (b)	420	412
		7,089
Entertainment — 0.1%
Activision Blizzard, Inc. 1.35%, 9/15/2030	236	184
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	71

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Entertainment — continued
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	357	336
Walt Disney Co. (The)
2.65%, 1/13/2031	386	329
3.50%, 5/13/2040	371	299
		1,148
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.
1.50%, 1/31/2028	185	153
1.88%, 10/15/2030	1,039	802
Brixmor Operating Partnership LP
2.25%, 4/1/2028	170	140
2.50%, 8/16/2031	100	77
Corporate Office Properties LP 2.75%, 4/15/2031	271	203
CubeSmart LP 2.00%, 2/15/2031	505	380
Equinix, Inc.
2.90%, 11/18/2026	314	287
2.00%, 5/15/2028	424	358
Healthcare Realty Holdings LP 2.00%, 3/15/2031	414	313
Healthpeak Properties, Inc. 2.13%, 12/1/2028	323	271
Life Storage LP 2.40%, 10/15/2031	290	223
Office Properties Income Trust
2.65%, 6/15/2026	280	217
2.40%, 2/1/2027	350	256
Physicians Realty LP 2.63%, 11/1/2031	130	101
Realty Income Corp. 1.80%, 3/15/2033	275	197
Sabra Health Care LP 3.20%, 12/1/2031	205	153
Safehold Operating Partnership LP 2.85%, 1/15/2032	391	297
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	565	531
UDR, Inc.
2.10%, 8/1/2032	416	306
1.90%, 3/15/2033	65	46
WP Carey, Inc.
2.40%, 2/1/2031	163	130
2.45%, 2/1/2032	160	125
2.25%, 4/1/2033	90	67
		5,633
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.1%
7-Eleven, Inc.
0.63%, 2/10/2023 (b)	595	592
1.30%, 2/10/2028 (b)	112	93
2.50%, 2/10/2041 (b)	112	74
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (b)	300	213
3.63%, 5/13/2051 (b)	335	224
CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	109	94
		1,290
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	143	117
Kraft Heinz Foods Co.
4.63%, 10/1/2039	240	211
4.38%, 6/1/2046	132	107
Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	443	337
		772
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	230	149
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	159
Southern California Gas Co. 6.35%, 11/15/2052	150	164
		472
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	68	61
DH Europe Finance II SARL 3.25%, 11/15/2039	119	95
		156
Health Care Providers & Services — 0.2%
AHS Hospital Corp. 5.02%, 7/1/2045	140	135
Banner Health 1.90%, 1/1/2031	288	227
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	71
Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	117
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	137
CommonSpirit Health
1.55%, 10/1/2025	75	68
2.78%, 10/1/2030	170	140
3.91%, 10/1/2050	75	56
SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Elevance Health, Inc. 2.25%, 5/15/2030	422	349
Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	243
HCA, Inc.
5.25%, 6/15/2026	968	956
5.50%, 6/15/2047	140	124
3.50%, 7/15/2051	128	82
MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	108
MultiCare Health System 2.80%, 8/15/2050	132	78
MyMichigan Health Series 2020, 3.41%, 6/1/2050	45	31
PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	104
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	134
UnitedHealth Group, Inc. 5.88%, 2/15/2053	105	113
Universal Health Services, Inc. 2.65%, 10/15/2030	22	18
West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	218
		3,509
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	214	151
Household Durables — 0.0% ^
Lennar Corp. 4.50%, 4/30/2024	75	74
Independent Power and Renewable Electricity Producers — 0.1%
Alexander Funding Trust 1.84%, 11/15/2023 (b)	670	642
Constellation Energy Generation LLC
3.25%, 6/1/2025	892	853
5.75%, 10/1/2041	205	199
Southern Power Co. 5.15%, 9/15/2041	230	208
		1,902
Insurance — 0.1%
Athene Global Funding
2.75%, 6/25/2024 (b)	313	298
2.50%, 1/14/2025 (b)	124	116
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	180	143
Brown & Brown, Inc. 2.38%, 3/15/2031	422	321
Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	316	197
New York Life Insurance Co. 3.75%, 5/15/2050 (b)	438	335
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	190	160
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	429	297
		1,867
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	355	294
IT Services — 0.0% ^
CGI, Inc. (Canada) 1.45%, 9/14/2026	204	180
Global Payments, Inc.
3.20%, 8/15/2029	367	312
5.30%, 8/15/2029	70	68
		560
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	294	214
Media — 0.1%
Charter Communications Operating LLC
2.80%, 4/1/2031	152	118
3.50%, 3/1/2042	160	103
3.70%, 4/1/2051	467	284
Comcast Corp.
3.25%, 11/1/2039	380	296
2.80%, 1/15/2051	270	170
Discovery Communications LLC 3.63%, 5/15/2030	164	135
		1,106
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	295	285
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	346	281
Steel Dynamics, Inc. 1.65%, 10/15/2027	275	230
		796
Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	272	194
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	134
Consumers Energy Co. 3.25%, 8/15/2046	102	73
Puget Energy, Inc. 2.38%, 6/15/2028	258	220
San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	236
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	73

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Multi-Utilities — continued
Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	104
WEC Energy Group, Inc. 1.38%, 10/15/2027	236	200
		967
Oil, Gas & Consumable Fuels — 0.3%
Aker BP ASA (Norway) 2.00%, 7/15/2026 (b)	200	177
Boardwalk Pipelines LP 4.45%, 7/15/2027	185	176
BP Capital Markets America, Inc.
3.63%, 4/6/2030	279	256
2.77%, 11/10/2050	208	133
3.00%, 3/17/2052	75	49
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	377
Coterra Energy, Inc. 3.90%, 5/15/2027	140	131
Energy Transfer LP
3.90%, 5/15/2024 (d)	535	521
3.90%, 7/15/2026	303	286
4.40%, 3/15/2027	445	423
5.00%, 5/15/2044 (d)	525	428
Enterprise Products Operating LLC 4.45%, 2/15/2043	317	267
Exxon Mobil Corp. 3.00%, 8/16/2039	643	491
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (b)	180	140
4.32%, 12/30/2039 (b)	130	93
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	193	155
Gray Oak Pipeline LLC
2.60%, 10/15/2025 (b)	500	453
3.45%, 10/15/2027 (b)	306	271
HF Sinclair Corp.
2.63%, 10/1/2023	202	198
5.88%, 4/1/2026	109	109
MPLX LP 4.50%, 4/15/2038	226	190
NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	195	159
Phillips 66 Co. 3.55%, 10/1/2026 (b)	214	201
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	439
Targa Resources Corp. 4.20%, 2/1/2033	90	77
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	320
		6,520
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.0% ^
GSK Consumer Healthcare Capital US LLC 4.00%, 3/24/2052	350	273
Pharmaceuticals — 0.1%
AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	56
Bristol-Myers Squibb Co. 4.13%, 6/15/2039	265	236
Merck & Co., Inc. 2.35%, 6/24/2040	312	217
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	782
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	212
Viatris, Inc.
3.85%, 6/22/2040	252	169
4.00%, 6/22/2050	181	112
Zoetis, Inc. 5.60%, 11/16/2032	287	297
		2,081
Road & Rail — 0.1%
CSX Corp. 3.80%, 11/1/2046	219	172
Kansas City Southern 4.70%, 5/1/2048	178	153
Norfolk Southern Corp. 3.05%, 5/15/2050	215	144
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	700	609
Union Pacific Corp. 3.55%, 8/15/2039	297	245
		1,323
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc. 2.80%, 10/1/2041	224	164
Broadcom, Inc.
1.95%, 2/15/2028 (b)	470	397
3.19%, 11/15/2036 (b)	69	50
KLA Corp. 3.30%, 3/1/2050	370	268
Microchip Technology, Inc.
2.67%, 9/1/2023	87	85
0.97%, 2/15/2024	63	60
0.98%, 9/1/2024	74	68
NXP BV (China) 3.25%, 5/11/2041	340	235
TSMC Global Ltd. (Taiwan)
1.38%, 9/28/2030 (b)	350	267
4.63%, 7/22/2032 (b)	200	197
Xilinx, Inc. 2.38%, 6/1/2030	610	513
		2,304
Software — 0.1%
Oracle Corp. 3.80%, 11/15/2037	540	428
Roper Technologies, Inc. 1.75%, 2/15/2031	218	168
SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Software — continued
VMware, Inc.
1.40%, 8/15/2026	394	343
4.70%, 5/15/2030	364	339
		1,278
Specialty Retail — 0.1%
Home Depot, Inc. (The) 4.95%, 9/15/2052	153	147
Lowe's Cos., Inc.
1.70%, 10/15/2030	235	184
3.70%, 4/15/2046	438	324
Tractor Supply Co. 1.75%, 11/1/2030	436	335
		990
Technology Hardware, Storage & Peripherals — 0.1%
Apple, Inc.
3.45%, 2/9/2045	400	321
2.70%, 8/5/2051	315	208
Dell International LLC 6.20%, 7/15/2030	850	864
		1,393
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	864	768
Tobacco — 0.1%
Altria Group, Inc. 2.45%, 2/4/2032	340	257
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	416	345
4.39%, 8/15/2037	255	198
3.73%, 9/25/2040	346	235
		1,035
Trading Companies & Distributors — 0.1%
Air Lease Corp.
3.38%, 7/1/2025	390	369
2.88%, 1/15/2026	235	218
1.88%, 8/15/2026	675	586
		1,173
Wireless Telecommunication Services — 0.0% ^
America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	187
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (b)	155	120
		307
Total Corporate Bonds (Cost $107,484)		88,579
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 4.1%
U.S. Treasury Bonds
1.13%, 5/15/2040	10,254	6,418
1.13%, 8/15/2040	8,198	5,091
1.88%, 2/15/2041	2,964	2,095
2.25%, 5/15/2041	341	256
1.75%, 8/15/2041	485	332
2.00%, 11/15/2041	225	161
3.38%, 8/15/2042	4,205	3,758
1.25%, 5/15/2050	656	353
1.38%, 8/15/2050	11,655	6,476
1.63%, 11/15/2050	2,118	1,260
1.88%, 2/15/2051	3,461	2,199
2.38%, 5/15/2051	70	50
2.25%, 2/15/2052	1,460	1,015
3.00%, 8/15/2052	2,384	1,964
U.S. Treasury Notes
0.88%, 1/31/2024 (e)	6,554	6,289
1.75%, 7/31/2024	1,180	1,129
1.75%, 3/15/2025	5,470	5,169
4.00%, 12/15/2025	870	864
1.88%, 2/28/2027	4,023	3,685
3.25%, 6/30/2027	3,075	2,973
2.75%, 7/31/2027	75	71
3.13%, 8/31/2027	5,735	5,516
2.75%, 2/15/2028	5,500	5,172
1.25%, 4/30/2028	3,385	2,937
1.00%, 7/31/2028	2,205	1,874
2.88%, 4/30/2029	5,506	5,157
3.13%, 8/31/2029	6,796	6,452
3.88%, 9/30/2029	1,700	1,688
2.75%, 8/15/2032	2,061	1,877
U.S. Treasury STRIPS Bonds 1.03%, 8/15/2026 (f)	2,540	2,186
Total U.S. Treasury Obligations (Cost $97,598)		84,467
Mortgage-Backed Securities — 4.0%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	1,440	1,241
Pool # WA1626, 3.45%, 8/1/2032	1,197	1,105
Pool # WN3225, 3.80%, 10/1/2034	740	687
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	512	477
Pool # QA6772, 3.50%, 1/1/2050	247	228
Pool # QB1397, 2.50%, 7/1/2050	67	57
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	75

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # QB4026, 2.50%, 10/1/2050	1,838	1,585
Pool # QB4045, 2.50%, 10/1/2050	1,161	986
Pool # QB4484, 2.50%, 10/1/2050	623	536
Pool # QB4542, 2.50%, 10/1/2050	634	545
Pool # QB5092, 2.50%, 11/1/2050	483	416
Pool # RA4224, 3.00%, 11/1/2050	262	230
Pool # QB8503, 2.50%, 2/1/2051	743	631
Pool # QC4789, 3.00%, 7/1/2051	623	550
Pool # QD5778, 3.00%, 1/1/2052	705	620
Pool # QD4686, 4.00%, 1/1/2052	439	412
Pool # QE1637, 4.00%, 5/1/2052	309	293
Pool # QE1832, 4.50%, 5/1/2052	370	363
FNMA UMBS, 30 Year
Pool # CA2826, 5.50%, 12/1/2048	1,045	1,063
Pool # FM3118, 3.00%, 5/1/2050	463	413
Pool # BQ2894, 3.00%, 9/1/2050	1,035	919
Pool # BQ3996, 2.50%, 10/1/2050	694	592
Pool # BQ5243, 3.50%, 10/1/2050	350	321
Pool # CA7398, 3.50%, 10/1/2050	993	911
Pool # BR4318, 3.00%, 1/1/2051	222	195
Pool # CA8637, 4.00%, 1/1/2051	1,621	1,549
Pool # CB2637, 2.50%, 1/1/2052	903	768
Pool # BU3079, 3.00%, 1/1/2052	453	398
Pool # BV0273, 3.00%, 1/1/2052	1,298	1,145
Pool # CB2670, 3.00%, 1/1/2052	836	734
Pool # BV4831, 3.00%, 2/1/2052	428	376
Pool # BV0295, 3.50%, 2/1/2052	1,166	1,081
Pool # BV3950, 4.00%, 2/1/2052	538	507
Pool # BV6743, 4.50%, 5/1/2052	445	433
Pool # BV9515, 6.00%, 6/1/2052	419	428
FNMA, Other
Pool # BS7576, 4.86%, 12/1/2027 (g)	634	640
Pool # AM3010, 5.07%, 3/1/2028	521	532
Pool # BL8639, 1.09%, 4/1/2028	689	583
Pool # BS6144, 3.97%, 1/1/2029	1,505	1,463
Pool # AM5319, 4.34%, 1/1/2029	471	464
Pool # BS0448, 1.27%, 12/1/2029	988	809
Pool # BL9748, 1.60%, 12/1/2029	398	333
Pool # AN7593, 2.99%, 12/1/2029	290	264
Pool # AN8285, 3.11%, 3/1/2030	296	273
Pool # AM8544, 3.08%, 4/1/2030	133	121
Pool # BS7168, 4.57%, 6/1/2030	848	852
Pool # BL9251, 1.45%, 10/1/2030	773	626
Pool # BS5985, 3.99%, 11/1/2030	540	522
Pool # AM4789, 4.18%, 11/1/2030	250	244
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL9891, 1.37%, 12/1/2030	538	432
Pool # BS0596, 1.38%, 1/1/2031	1,690	1,346
Pool # BS6203, 4.26%, 4/1/2031	578	561
Pool # BS7167, 4.64%, 7/1/2031	1,611	1,617
Pool # BS7437, 5.04%, 8/1/2031	870	898
Pool # BS5580, 3.68%, 1/1/2032	1,050	985
Pool # BS4654, 2.39%, 3/1/2032	888	756
Pool # BL5680, 2.44%, 3/1/2032	1,375	1,162
Pool # BS7642, 5.15%, 5/1/2032 (g)	407	414
Pool # AN6149, 3.14%, 7/1/2032	1,485	1,324
Pool # BS5530, 3.30%, 7/1/2032	1,662	1,511
Pool # BS6345, 3.91%, 8/1/2032	500	476
Pool # BM3226, 3.44%, 10/1/2032 (h)	1,295	1,194
Pool # BS6822, 3.81%, 10/1/2032	960	910
Pool # BS6954, 4.93%, 10/1/2032	767	792
Pool # BS6819, 4.12%, 11/1/2032	1,100	1,066
Pool # BS7090, 4.45%, 12/1/2032	1,035	1,030
Pool # AN7923, 3.33%, 1/1/2033	565	509
Pool # BS5357, 3.41%, 3/1/2033	770	701
Pool # AN9067, 3.51%, 5/1/2033	310	284
Pool # BS5511, 3.45%, 8/1/2033	1,030	943
Pool # BS5127, 3.15%, 9/1/2033	580	511
Pool # BL1012, 4.03%, 12/1/2033	300	286
Pool # BL0900, 4.08%, 2/1/2034	170	163
Pool # BL7124, 1.93%, 6/1/2035	703	552
Pool # AN0375, 3.76%, 12/1/2035	667	602
Pool # AN4430, 3.61%, 1/1/2037	614	572
Pool # BF0230, 5.50%, 1/1/2058	1,468	1,518
Pool # BF0497, 3.00%, 7/1/2060	693	607
GNMA II, 30 Year
Pool # BY3432, 3.50%, 9/20/2050	954	876
Pool # BR3929, 3.50%, 10/20/2050	466	428
Pool # BW1726, 3.50%, 10/20/2050	578	532
Pool # BS8546, 2.50%, 12/20/2050	1,542	1,309
Pool # BR3928, 3.00%, 12/20/2050	737	667
Pool # BU7538, 3.00%, 12/20/2050	495	449
Pool # 785294, 3.50%, 1/20/2051	1,529	1,390
Pool # CA8452, 3.00%, 2/20/2051	2,148	1,943
Pool # CA9005, 3.00%, 2/20/2051	428	395
Pool # CB1543, 3.00%, 2/20/2051	1,477	1,315
Pool # CA3588, 3.50%, 2/20/2051	1,457	1,339
Pool # CB1536, 3.50%, 2/20/2051	1,622	1,500
Pool # CB1542, 3.00%, 3/20/2051	944	842
Pool # CB4433, 3.00%, 3/20/2051	1,780	1,550
Pool # CC0070, 3.00%, 3/20/2051	234	213
SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # CC8726, 3.00%, 3/20/2051	351	314
Pool # CC8738, 3.00%, 3/20/2051	441	395
Pool # CC8723, 3.50%, 3/20/2051	1,964	1,804
Pool # CC0088, 4.00%, 3/20/2051	81	77
Pool # CC0092, 4.00%, 3/20/2051	190	182
Pool # CC8727, 3.00%, 4/20/2051	516	459
Pool # CC8739, 3.00%, 4/20/2051	1,416	1,266
Pool # CC8740, 3.00%, 4/20/2051	1,252	1,119
Pool # CC8751, 3.00%, 4/20/2051	262	234
Pool # CA3563, 3.50%, 7/20/2051	1,016	944
Pool # CE2586, 3.50%, 7/20/2051	1,446	1,329
Pool # CK1527, 3.50%, 12/20/2051	1,044	965
Pool # CJ8184, 3.50%, 1/20/2052	1,135	1,043
Pool # CK2660, 3.00%, 2/20/2052	738	650
Pool # CK2716, 3.50%, 2/20/2052	862	783
Pool # CN3557, 4.50%, 5/20/2052	516	507
Pool # MA8200, 4.00%, 8/20/2052	272	258
GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (h)	713	637
Total Mortgage-Backed Securities (Cost $93,185)		81,957
Asset-Backed Securities — 3.0%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	159	157
Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	865	831
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	184	183
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (b)	372	327
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (b) (h)	301	296
Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (b) (h)	510	497
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	815	696
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	614	533
Series 2016-3, Class AA, 3.00%, 10/15/2028	436	378
Series 2021-1, Class B, 3.95%, 7/11/2030	903	716
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

AmeriCredit Automobile Receivables Trust
Series 2020-3, Class B, 0.76%, 12/18/2025	710	685
Series 2020-3, Class C, 1.06%, 8/18/2026	315	296
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (b)	420	384
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	215	192
Series 2020-SFR4, Class D, 2.01%, 11/17/2037 (b)	725	640
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (b)	390	340
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (b)	330	276
Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 (b)	290	251
Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	81	78
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (b)	723	658
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (b)	642	564
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	917	778
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (b)	622	567
BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	317	285
CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	290	265
Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	405	349
Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	190	179
CPS Auto Receivables Trust Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	675	655
Credit Acceptance Auto Loan Trust Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	750	728
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	126	123
Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	35	35
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	480	416
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	77

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Delta Air Lines Pass-Through Trust
Series 2015-1, Class B, 4.25%, 7/30/2023	167	164
Series 2020-1, Class A, 2.50%, 6/10/2028	666	565
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	115	106
Series 2021-1A, Class C, 2.70%, 11/21/2033 (b)	348	317
DT Auto Owner Trust
Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	330	317
Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	215	204
Series 2022-2A, Class D, 5.46%, 3/15/2028 (b)	385	362
Elara HGV Timeshare Issuer LLC
Series 2021-A, Class B, 1.74%, 8/27/2035 (b)	396	352
Series 2021-A, Class C, 2.09%, 8/27/2035 (b)	178	156
Exeter Automobile Receivables Trust
Series 2021-2A, Class C, 0.98%, 6/15/2026	760	730
Series 2022-5A, Class C, 6.51%, 12/15/2027	505	507
FHF Trust
Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	687	653
Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	547	524
First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	350	338
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (b)	1,145	949
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (b)	395	337
Flagship Credit Auto Trust
Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	460	449
Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	585	560
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (h)	720	577
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 (b)	118	118
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	260	257
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (b)	1,099	933
Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	640	528
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	356	344
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	600	572
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (b)	522	518
Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	239	237
Series 2021-B, Class B, 1.68%, 2/15/2029 (b)	570	541
LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	967	954
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	222	214
Mariner Finance Issuance Trust
Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	573	565
Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,065	913
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (b)	417	411
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,135	1,083
Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	285	265
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	935	905
MVW LLC
Series 2021-2A, Class C, 2.23%, 5/20/2039 (b)	1,038	918
Series 2021-1WA, Class B, 1.44%, 1/22/2041 (b)	145	131
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (b)	650	623
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	512	467
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	431	383
SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,206	1,068
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	340	329
OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 (b)	260	216
Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	593	552
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,075	1,812
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	103	99
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	343	338
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	912	860
Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	688	671
Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	500	496
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (h)	1,143	999
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (d)	1,223	1,114
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (b) (d)	938	823
Progress Residential Trust
Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	514	455
Series 2020-SFR3, Class B, 1.50%, 10/17/2027 (b)	380	336
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (b)	810	736
Series 2020-SFR2, Class D, 3.87%, 6/17/2037 (b)	320	297
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (b)	2,223	1,903
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	910	820
Republic Finance Issuance Trust
Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	600	567
Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,640	1,469
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	470	433
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (b)	234	214
Series 2021-2A, Class B, 1.80%, 9/20/2038 (b)	281	259
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	308	303
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	252	251
Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	306
United Airlines Pass-Through Trust
Series 2016-2, Class B, 3.65%, 10/7/2025	169	149
Series 2019-2, Class B, 3.50%, 5/1/2028	393	339
Series 2016-2, Class A, 3.10%, 10/7/2028	191	154
Series 2018-1, Class A, 3.70%, 3/1/2030	502	418
Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	130	122
Upstart Securitization Trust
Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	11	11
Series 2021-4, Class A, 0.84%, 9/20/2031 (b)	124	120
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	500	495
VCAT LLC
Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 (b) (d)	244	231
Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (d)	381	344
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	168	165
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (d)	459	396
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (d)	1,773	1,595
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (d)	1,516	1,371
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (d)	1,039	918
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (b) (d)	633	578
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (d)	1,134	1,028
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	79

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (d)	1,423	1,252
Westgate Resorts LLC Series 2022-1A, Class B, 2.29%, 8/20/2036 (b)	398	374
Westlake Automobile Receivables Trust Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	260	253
Total Asset-Backed Securities (Cost $67,503)		61,444
Collateralized Mortgage Obligations — 1.1%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (b) (d)	786	725
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	708	697
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,030	875
CFMT LLC
Series 2020-HB4, Class A, 0.95%, 12/26/2030 ‡ (b) (h)	141	137
Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (b) (h)	884	853
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	896	845
FHLMC, REMIC Series 5225, Class QL, 4.00%, 5/25/2052	810	676
Fn 4.748, 0.00%, 2/1/2033 ‡ (g)	835	848
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	409	430
FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	193	197
FNMA, REMIC
Series 2018-72, Class VB, 3.50%, 10/25/2031	339	323
Series 2014-52, Class BW, 3.00%, 9/25/2044	785	660
Series 2022-46, Class GZ, 4.50%, 7/25/2052	689	606
Series 2019-7, Class CA, 3.50%, 11/25/2057	1,673	1,580
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	796	814
GNMA
Series 2022-93, Class JZ, 4.50%, 5/20/2052	441	341
Series 2014-H06, Class HB, 4.49%, 3/20/2064 (h)	211	210
Series 2015-H11, Class FC, 3.77%, 5/20/2065 (h)	489	481
Series 2015-H18, Class FA, 4.29%, 6/20/2065 (h)	218	216
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-H14, Class YD, 8.11%, 6/20/2071 (h)	985	1,010
Ieldpoint At Schau, 4.59%, 10/25/2039 ‡ (g)	601	611
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (d)	404	369
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (b) (h)	330	312
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	680	626
Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (d)	315	291
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,008	947
Series 2019-1, Class MT, 3.50%, 7/25/2058	354	320
Series 2019-2, Class M55D, 4.00%, 8/25/2058	955	908
Series 2019-3, Class M55D, 4.00%, 10/25/2058	979	931
Series 2019-4, Class M55D, 4.00%, 2/25/2059	398	379
Series 2020-1, Class M55G, 3.00%, 8/25/2059	895	817
Series 2020-3, Class M5TW, 3.00%, 5/25/2060	1,163	1,038
Series 2020-3, Class TTW, 3.00%, 5/25/2060	1,135	1,060
Series 2022-1, Class MTU, 3.25%, 11/25/2061	344	303
Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (d)	131	126
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	1,890	1,516
Total Collateralized Mortgage Obligations (Cost $25,050)		23,078
Commercial Mortgage-Backed Securities — 0.6%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (b) (h)	475	462
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (b)	670	596
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (b) (h)	852	775
SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.72%, 7/25/2024 (h)	64,630	435
Series K-1511, Class A1, 3.28%, 10/25/2030	693	654
Series K-1510, Class A2, 3.72%, 1/25/2031	265	247
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	800	750
FNMA ACES
Series 2017-M11, Class A2, 2.98%, 8/25/2029	583	530
Series 2020-M50, Class A1, 0.67%, 10/25/2030	235	216
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (h)	2,315	171
Series 2021-M11, Class A2, 1.46%, 3/25/2031 (h)	554	431
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (h)	725	570
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (h)	1,590	1,302
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (h)	813	782
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	134	126
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (h)	1,355	121
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (b) (h)	570	505
Series 2015-K48, Class C, 3.65%, 8/25/2048 (b) (h)	40	38
Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (h)	415	391
Series 2016-K58, Class B, 3.74%, 9/25/2049 (b) (h)	415	385
Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (h)	215	205
KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 5.12%, 12/15/2037 (b) (h)	394	377
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	925	738
Total Commercial Mortgage-Backed Securities (Cost $11,635)		10,807
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — 0.1%
Kingdom of Saudi Arabia 2.25%, 2/2/2033 (b)	200	161
Republic of Panama 3.16%, 1/23/2030	300	258
Republic of Peru 2.78%, 12/1/2060	147	86
United Mexican States 3.50%, 2/12/2034	730	586
Total Foreign Government Securities (Cost $1,394)		1,091
	SHARES (000)
Short-Term Investments — 4.5%
Investment Companies — 4.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $92,603)	92,603	92,603
Total Investments — 102.4% (Cost $2,078,367)		2,100,239
Liabilities in Excess of Other Assets — (2.4)%		(48,358)
NET ASSETS — 100.0%		2,051,881

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	81

JPMorgan SmartRetirement® Blend 2030 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(d)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(e)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(f)	The rate shown is the effective yield as of December 31, 2022.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	190	03/17/2023	USD	36,684	(1,542)
Short Contracts
DJ US Real Estate Index	(388)	03/17/2023	USD	(12,788)	876
EURO STOXX 50 Index	(131)	03/17/2023	EUR	(5,312)	267
FTSE 100 Index	(59)	03/17/2023	GBP	(5,325)	48
MSCI EAFE E-Mini Index	(137)	03/17/2023	USD	(13,352)	457
MSCI Emerging Markets E-Mini Index	(646)	03/17/2023	USD	(30,982)	1,018
					2,666
					1,124

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	83

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 58.5%
Fixed Income — 14.0%
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	33,224	236,555
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	187	1,105
JPMorgan High Yield Fund Class R6 Shares (a)	6,526	40,072
Total Fixed Income		277,732
International Equity — 8.8%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,846	174,015
U.S. Equity — 35.7%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,310	708,675
Total Investment Companies (Cost $1,111,845)		1,160,422
Exchange-Traded Funds — 35.3%
Alternative Assets — 2.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	631	51,499
Fixed Income — 5.1%
JPMorgan High Yield Research Enhanced ETF (a)	313	13,694
JPMorgan U.S. Aggregate Bond ETF (a)	1,941	88,894
Total Fixed Income		102,588
International Equity — 19.1%
JPMorgan BetaBuilders International Equity ETF (a)	7,635	378,927
U.S. Equity — 8.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,265	91,878
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,467	76,379
Total U.S. Equity		168,257
Total Exchange-Traded Funds (Cost $706,372)		701,271
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.6%
U.S. Treasury Bonds
1.13%, 5/15/2040	696	436
1.13%, 8/15/2040	1,166	724
1.38%, 11/15/2040	1,482	963
1.88%, 2/15/2041	1,252	885
2.25%, 5/15/2041	61	46
3.38%, 8/15/2042	1,685	1,506
4.00%, 11/15/2042	65	64
3.13%, 2/15/2043	680	580
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	120	85
1.38%, 8/15/2050	1,604	891
1.63%, 11/15/2050	2,119	1,261
1.88%, 2/15/2051	156	99
1.88%, 11/15/2051	360	228
2.25%, 2/15/2052	560	389
3.00%, 8/15/2052	1,119	922
U.S. Treasury Notes
0.88%, 1/31/2024 (b)	6,324	6,068
4.25%, 12/31/2024	2,505	2,496
2.88%, 6/15/2025	790	764
0.50%, 2/28/2026	1,453	1,295
3.25%, 6/30/2027	1,230	1,189
2.75%, 7/31/2027	300	284
3.13%, 8/31/2027	2,080	2,000
4.13%, 9/30/2027	175	176
0.63%, 12/31/2027	2,155	1,826
3.25%, 6/30/2029	165	158
3.13%, 8/31/2029	1,298	1,232
3.88%, 9/30/2029	1,350	1,340
2.88%, 5/15/2032	1,585	1,461
2.75%, 8/15/2032	1,237	1,126
U.S. Treasury STRIPS Bonds 1.17%, 5/15/2027 (c)	525	439
Total U.S. Treasury Obligations (Cost $34,202)		30,933
Corporate Bonds — 1.0%
Aerospace & Defense — 0.1%
Boeing Co. (The) 2.70%, 2/1/2027	594	536
Northrop Grumman Corp.
5.15%, 5/1/2040	37	36
3.85%, 4/15/2045	40	32
Raytheon Technologies Corp.
2.25%, 7/1/2030	80	67
2.82%, 9/1/2051	70	45
		716
Automobiles — 0.0% ^
Hyundai Capital America
3.00%, 2/10/2027 (d)	200	180
2.38%, 10/15/2027 (d)	198	169
		349
Banks — 0.2%
Banco Santander SA (Spain) 2.75%, 12/3/2030	200	153
SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Bank of America Corp.
(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	106	94
(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	278	257
(SOFR + 1.58%), 4.38%, 4/27/2028 (e)	65	62
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	100	91
(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	88	73
Credit Agricole SA (France)
4.38%, 3/17/2025 (d)	200	193
(SOFR + 0.89%), 1.25%, 1/26/2027 (d) (e)	250	219
HSBC Holdings plc (United Kingdom) (SOFR + 1.73%), 2.01%, 9/22/2028 (e)	400	334
Huntington National Bank (The) 5.65%, 1/10/2030	250	252
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (e)	200	173
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.75%), 1.54%, 7/20/2027 (e)	230	199
3.74%, 3/7/2029	184	170
Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 5.41%, 9/13/2028 (e)	235	235
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (e)	200	181
Santander UK Group Holdings plc (United Kingdom)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.53%, 8/21/2026 (e)	250	220
(SOFR + 1.22%), 2.47%, 1/11/2028 (e)	200	171
Societe Generale SA (France) 4.25%, 4/14/2025 (d)	400	384
Wells Fargo & Co.
4.30%, 7/22/2027	344	331
(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	18	13
(SOFR + 2.13%), 4.61%, 4/25/2053 (e)	120	102
Westpac Banking Corp. (Australia)
2.96%, 11/16/2040	44	29
3.13%, 11/18/2041	45	30
		3,966
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.0% ^
Keurig Dr Pepper, Inc. 3.80%, 5/1/2050	58	44
Biotechnology — 0.1%
AbbVie, Inc.
3.20%, 11/21/2029	198	178
4.05%, 11/21/2039	300	257
Amgen, Inc. 3.15%, 2/21/2040	96	71
Biogen, Inc. 2.25%, 5/1/2030	27	22
Gilead Sciences, Inc. 2.60%, 10/1/2040	52	36
		564
Building Products — 0.0% ^
Masco Corp. 2.00%, 10/1/2030	38	30
Capital Markets — 0.1%
Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	62	39
Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	414
Deutsche Bank AG (Germany)
(SOFR + 1.87%), 2.13%, 11/24/2026 (e)	300	265
(SOFR + 1.32%), 2.55%, 1/7/2028 (e)	150	127
Goldman Sachs Group, Inc. (The)
4.25%, 10/21/2025	290	283
(SOFR + 0.80%), 1.43%, 3/9/2027 (e)	75	66
Macquarie Group Ltd. (Australia)
6.21%, 11/22/2024 (d)	180	181
(SOFR + 1.53%), 2.87%, 1/14/2033 (d) (e)	150	115
Morgan Stanley (SOFR + 1.49%), 3.22%, 4/22/2042 (e)	40	30
S&P Global, Inc.
2.70%, 3/1/2029 (d)	69	61
4.25%, 5/1/2029 (d)	70	67
		1,648
Chemicals — 0.0% ^
DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	67
International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (d)	31	21
LYB International Finance III LLC 1.25%, 10/1/2025	30	27
Nutrien Ltd. (Canada) 5.90%, 11/7/2024	142	144
RPM International, Inc. 2.95%, 1/15/2032	61	48
		307
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	85

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — 0.1%
AerCap Ireland Capital DAC (Ireland) 4.63%, 10/15/2027	300	279
Avolon Holdings Funding Ltd. (Ireland)
5.50%, 1/15/2026 (d)	259	246
2.53%, 11/18/2027 (d)	369	295
Capital One Financial Corp.
3.80%, 1/31/2028	102	95
(SOFR + 1.27%), 2.62%, 11/2/2032 (e)	45	35
General Motors Financial Co., Inc. 3.80%, 4/7/2025	105	101
		1,051
Containers & Packaging — 0.0% ^
Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	49	43
Diversified Consumer Services — 0.0% ^
University of Miami Series 2022, 4.06%, 4/1/2052	20	16
Diversified Financial Services — 0.0% ^
Corebridge Financial, Inc.
3.65%, 4/5/2027 (d)	35	33
3.85%, 4/5/2029 (d)	30	27
Shell International Finance BV (Netherlands) 3.13%, 11/7/2049	52	37
		97
Diversified Telecommunication Services — 0.0% ^
AT&T, Inc.
2.75%, 6/1/2031	168	139
3.50%, 6/1/2041	128	95
3.55%, 9/15/2055	76	51
Verizon Communications, Inc.
2.10%, 3/22/2028	30	26
3.15%, 3/22/2030	124	109
2.36%, 3/15/2032	20	16
2.65%, 11/20/2040	44	30
		466
Electric Utilities — 0.1%
American Electric Power Co., Inc. 2.03%, 3/15/2024	200	193
Duke Energy Florida LLC 5.95%, 11/15/2052	62	66
Duke Energy Progress LLC 2.90%, 8/15/2051	40	26
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	20	16
Edison International 5.75%, 6/15/2027	76	76
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued
Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	40
Entergy Louisiana LLC 4.00%, 3/15/2033	40	36
Evergy Missouri West, Inc. 5.15%, 12/15/2027 (d)	71	71
Evergy, Inc. 2.90%, 9/15/2029	96	83
Fells Point Funding Trust 3.05%, 1/31/2027 (d)	115	105
FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	44	36
Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	65
Indiana Michigan Power Co. 3.25%, 5/1/2051	55	37
ITC Holdings Corp. 2.95%, 5/14/2030 (d)	30	25
Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	44	42
Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	13	9
New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	62	37
NRG Energy, Inc. 2.45%, 12/2/2027 (d)	118	98
OGE Energy Corp. 0.70%, 5/26/2023	30	29
Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	35	34
Pacific Gas and Electric Co.
1.70%, 11/15/2023	35	34
3.25%, 2/16/2024	100	98
2.95%, 3/1/2026	51	47
3.75%, 8/15/2042 (f)	62	42
PG&E Recovery Funding LLC Series A-3, 5.54%, 7/15/2047	65	66
PG&E Wildfire Recovery Funding LLC
Series A-2, 4.26%, 6/1/2036	30	28
Series A-5, 5.10%, 6/1/2052	35	33
Southern California Edison Co.
Series 20C, 1.20%, 2/1/2026	40	35
Series C, 4.13%, 3/1/2048	30	24
Union Electric Co. 3.90%, 4/1/2052	43	35
Vistra Operations Co. LLC 4.88%, 5/13/2024 (d)	96	94
		1,660
Entertainment — 0.0% ^
Activision Blizzard, Inc. 1.35%, 9/15/2030	48	37
Take-Two Interactive Software, Inc. 3.70%, 4/14/2027	79	74
Walt Disney Co. (The)
2.65%, 1/13/2031	90	77
3.50%, 5/13/2040	84	68
		256
SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp. 1.88%, 10/15/2030	256	198
Brixmor Operating Partnership LP
2.25%, 4/1/2028	40	33
2.50%, 8/16/2031	20	15
Corporate Office Properties LP 2.75%, 4/15/2031	54	40
Crown Castle, Inc. 3.10%, 11/15/2029	96	84
CubeSmart LP 2.00%, 2/15/2031	102	77
Digital Realty Trust LP 3.70%, 8/15/2027	90	84
Equinix, Inc.
2.90%, 11/18/2026	70	64
2.00%, 5/15/2028	89	75
Federal Realty Investment Trust 1.25%, 2/15/2026	70	62
Healthcare Realty Holdings LP 2.00%, 3/15/2031	88	67
Healthpeak Properties, Inc. 2.13%, 12/1/2028	67	56
Life Storage LP 2.40%, 10/15/2031	60	46
Office Properties Income Trust
2.65%, 6/15/2026	60	46
2.40%, 2/1/2027	75	55
Physicians Realty LP 2.63%, 11/1/2031	25	19
Public Storage 1.95%, 11/9/2028	32	27
Sabra Health Care LP 3.20%, 12/1/2031	45	33
Safehold Operating Partnership LP 2.85%, 1/15/2032	80	61
Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	158	149
UDR, Inc. 2.10%, 8/1/2032	88	65
WP Carey, Inc.
4.25%, 10/1/2026	26	25
2.40%, 2/1/2031	36	29
2.45%, 2/1/2032	40	31
		1,441
Food & Staples Retailing — 0.0% ^
7-Eleven, Inc. 0.63%, 2/10/2023 (d)	120	119
Alimentation Couche-Tard, Inc. (Canada)
3.44%, 5/13/2041 (d)	60	43
3.63%, 5/13/2051 (d)	65	44
		206
Food Products — 0.0% ^
Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	25	20
Kraft Heinz Foods Co.
4.63%, 10/1/2039	55	48
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued
4.38%, 6/1/2046	29	24
Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	118	90
		182
Gas Utilities — 0.0% ^
Atmos Energy Corp. 2.85%, 2/15/2052	45	29
CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	31
Southern California Gas Co. 6.35%, 11/15/2052	125	137
		197
Health Care Equipment & Supplies — 0.0% ^
Boston Scientific Corp. 4.55%, 3/1/2039	18	16
DH Europe Finance II SARL 3.25%, 11/15/2039	30	24
		40
Health Care Providers & Services — 0.1%
AHS Hospital Corp. 5.02%, 7/1/2045	40	38
Banner Health 1.90%, 1/1/2031	100	79
Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	15
Children's Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	45
CommonSpirit Health 2.78%, 10/1/2030	74	61
CVS Health Corp. 2.70%, 8/21/2040	92	64
Elevance Health, Inc. 2.25%, 5/15/2030	100	83
HCA, Inc.
5.25%, 6/15/2026	224	221
5.50%, 6/15/2047	25	22
3.50%, 7/15/2051	23	15
Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	28
UnitedHealth Group, Inc. 5.88%, 2/15/2053	25	27
Universal Health Services, Inc. 2.65%, 10/15/2030	4	3
		701
Hotels, Restaurants & Leisure — 0.0% ^
Starbucks Corp. 3.35%, 3/12/2050	52	37
Household Durables — 0.0% ^
MDC Holdings, Inc. 3.97%, 8/6/2061	55	31
Independent Power and Renewable Electricity Producers — 0.0% ^
Alexander Funding Trust 1.84%, 11/15/2023 (d)	198	190
Constellation Energy Generation LLC
3.25%, 6/1/2025	194	185
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	87

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Independent Power and Renewable Electricity Producers — continued
5.75%, 10/1/2041	40	39
Southern Power Co. 5.15%, 9/15/2041	74	67
		481
Insurance — 0.0% ^
Athene Global Funding 2.75%, 6/25/2024 (d)	92	87
Berkshire Hathaway Finance Corp. 3.85%, 3/15/2052	40	32
Brown & Brown, Inc. 2.38%, 3/15/2031	92	70
F&G Global Funding 1.75%, 6/30/2026 (d)	40	36
New York Life Insurance Co. 3.75%, 5/15/2050 (d)	106	81
Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	40	34
Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	96	66
		406
Internet & Direct Marketing Retail — 0.0% ^
Amazon.com, Inc. 3.95%, 4/13/2052	80	66
IT Services — 0.0% ^
CGI, Inc. (Canada)
1.45%, 9/14/2026	42	37
2.30%, 9/14/2031	75	57
Global Payments, Inc. 3.20%, 8/15/2029	77	66
		160
Machinery — 0.0% ^
Otis Worldwide Corp. 3.11%, 2/15/2040	66	48
Media — 0.0% ^
Charter Communications Operating LLC
2.80%, 4/1/2031	22	17
3.50%, 3/1/2042	35	22
3.70%, 4/1/2051	96	58
Comcast Corp. 3.25%, 11/1/2039	84	66
Discovery Communications LLC 3.63%, 5/15/2030	41	34
		197
Metals & Mining — 0.0% ^
Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	400	386
Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	96	78
Steel Dynamics, Inc. 1.65%, 10/15/2027	60	50
		514
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multiline Retail — 0.0% ^
Nordstrom, Inc. 4.25%, 8/1/2031	80	57
Multi-Utilities — 0.0% ^
Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	29
Consolidated Edison Co. of New York, Inc. 6.15%, 11/15/2052	70	75
Consumers Energy Co. 3.25%, 8/15/2046	30	22
Puget Energy, Inc. 2.38%, 6/15/2028	54	46
San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	47
WEC Energy Group, Inc. 1.38%, 10/15/2027	44	37
		256
Oil, Gas & Consumable Fuels — 0.1%
BP Capital Markets America, Inc.
3.63%, 4/6/2030	73	67
2.77%, 11/10/2050	44	28
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	75
Energy Transfer LP
3.90%, 5/15/2024 (f)	181	176
3.90%, 7/15/2026	146	138
4.40%, 3/15/2027	90	85
5.00%, 5/15/2044 (f)	105	86
Exxon Mobil Corp. 3.00%, 8/16/2039	146	112
Flex Intermediate Holdco LLC
3.36%, 6/30/2031 (d)	40	31
4.32%, 12/30/2039 (d)	30	22
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	198	180
HF Sinclair Corp.
2.63%, 10/1/2023	22	22
5.88%, 4/1/2026	90	90
MPLX LP 4.50%, 4/15/2038	52	44
NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	40	33
Phillips 66 Co. 3.55%, 10/1/2026 (d)	44	41
Plains All American Pipeline LP 4.65%, 10/15/2025	132	129
Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	102
Targa Resources Corp. 4.20%, 2/1/2033	20	17
TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	71
TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	45	41
		1,590
SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Pharmaceuticals — 0.0% ^
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	294
Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	56
Viatris, Inc. 3.85%, 6/22/2040	96	64
Zoetis, Inc. 5.60%, 11/16/2032	100	104
		518
Road & Rail — 0.0% ^
Kansas City Southern 4.70%, 5/1/2048	37	32
Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	150	130
Union Pacific Corp. 3.55%, 8/15/2039	70	58
		220
Semiconductors & Semiconductor Equipment — 0.0% ^
Analog Devices, Inc. 2.80%, 10/1/2041	46	34
Broadcom, Inc. 3.19%, 11/15/2036 (d)	18	13
KLA Corp. 3.30%, 3/1/2050	50	36
Microchip Technology, Inc.
2.67%, 9/1/2023	19	18
0.98%, 9/1/2024	15	14
NXP BV (China)
2.50%, 5/11/2031	70	55
3.25%, 5/11/2041	75	52
QUALCOMM, Inc. 4.50%, 5/20/2052	30	26
Xilinx, Inc. 2.38%, 6/1/2030	127	107
		355
Software — 0.0% ^
Oracle Corp. 3.80%, 11/15/2037	124	98
Roper Technologies, Inc. 1.75%, 2/15/2031	47	36
VMware, Inc.
1.40%, 8/15/2026	83	72
4.70%, 5/15/2030	84	78
Workday, Inc. 3.50%, 4/1/2027	53	50
		334
Specialty Retail — 0.0% ^
Home Depot, Inc. (The) 4.95%, 9/15/2052	36	35
Lowe's Cos., Inc.
1.70%, 10/15/2030	40	31
3.70%, 4/15/2046	102	75
Tractor Supply Co. 1.75%, 11/1/2030	100	77
		218
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.0% ^
Apple, Inc.
3.45%, 2/9/2045	100	80
2.70%, 8/5/2051	50	33
Dell International LLC 6.20%, 7/15/2030	246	250
		363
Thrifts & Mortgage Finance — 0.0% ^
BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (e)	250	222
Tobacco — 0.0% ^
Altria Group, Inc. 2.45%, 2/4/2032	70	53
BAT Capital Corp. (United Kingdom)
2.26%, 3/25/2028	92	76
4.39%, 8/15/2037	55	43
3.73%, 9/25/2040	96	65
		237
Trading Companies & Distributors — 0.0% ^
Air Lease Corp.
2.88%, 1/15/2026	50	46
1.88%, 8/15/2026	210	183
		229
Wireless Telecommunication Services — 0.0% ^
Rogers Communications, Inc. (Canada) 4.55%, 3/15/2052 (d)	35	27
Total Corporate Bonds (Cost $24,754)		20,546
Mortgage-Backed Securities — 1.0%
FHLMC Gold Pools, Other
Pool # WN1157, 1.80%, 11/1/2028	335	289
Pool # WA1626, 3.45%, 8/1/2032	499	461
Pool # WN3225, 3.80%, 10/1/2034	200	186
FHLMC UMBS, 30 Year
Pool # ZL3032, 3.50%, 5/1/2042	105	98
Pool # QA6772, 3.50%, 1/1/2050	409	379
Pool # RA4224, 3.00%, 11/1/2050	202	177
Pool # QB8503, 2.50%, 2/1/2051	235	199
Pool # QC4789, 3.00%, 7/1/2051	150	132
Pool # QE1637, 4.00%, 5/1/2052	68	65
Pool # QE1832, 4.50%, 5/1/2052	84	83
FNMA UMBS, 30 Year
Pool # BO1362, 4.00%, 6/1/2049	92	88
Pool # FM3118, 3.00%, 5/1/2050	160	143
Pool # CA6635, 2.50%, 8/1/2050	134	116
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	89

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
Pool # BR4318, 3.00%, 1/1/2051	391	344
Pool # BQ8009, 4.00%, 2/1/2051	452	431
Pool # BQ8010, 4.00%, 2/1/2051	639	607
Pool # BU1805, 2.50%, 12/1/2051	266	226
Pool # CB2637, 2.50%, 1/1/2052	236	201
Pool # BU3079, 3.00%, 1/1/2052	96	85
Pool # BV0273, 3.00%, 1/1/2052	119	105
Pool # CB2670, 3.00%, 1/1/2052	179	157
Pool # BV4831, 3.00%, 2/1/2052	93	82
Pool # BV0295, 3.50%, 2/1/2052	254	235
Pool # BV6743, 4.50%, 5/1/2052	104	101
Pool # BV9515, 6.00%, 6/1/2052	94	96
FNMA, Other
Pool # AM4660, 3.77%, 12/1/2025	117	114
Pool # BL2588, 2.97%, 8/1/2026	290	273
Pool # BS7317, 5.35%, 11/1/2027	450	466
Pool # BS7576, 4.86%, 12/1/2027 (g)	272	274
Pool # AM3010, 5.07%, 3/1/2028	108	110
Pool # BS6144, 3.97%, 1/1/2029	345	335
Pool # AM5319, 4.34%, 1/1/2029	94	93
Pool # BS4290, 1.95%, 10/1/2029	500	426
Pool # BL4956, 2.41%, 11/1/2029	322	284
Pool # BS7361, 4.76%, 1/1/2030 (g)	500	510
Pool # AM4789, 4.18%, 11/1/2030	54	52
Pool # BL9652, 1.56%, 12/1/2030	400	328
Pool # BS6024, 3.96%, 2/1/2031	210	202
Pool # BS7290, 5.64%, 2/1/2031	550	571
Pool # BS6203, 4.26%, 4/1/2031	150	145
Pool # BS6802, 4.93%, 6/1/2031	300	306
Pool # BL3774, 2.77%, 8/1/2031	100	88
Pool # BL3648, 2.85%, 8/1/2031	100	89
Pool # BL3700, 2.92%, 8/1/2031	100	89
Pool # BS5580, 3.68%, 1/1/2032	230	216
Pool # BS4654, 2.39%, 3/1/2032	247	210
Pool # BL5680, 2.44%, 3/1/2032	365	308
Pool # AN6149, 3.14%, 7/1/2032	130	116
Pool # BS5530, 3.30%, 7/1/2032	422	383
Pool # BS6345, 3.91%, 8/1/2032	115	110
Pool # BS6822, 3.81%, 10/1/2032	220	209
Pool # BS6954, 4.93%, 10/1/2032	175	181
Pool # BS6819, 4.12%, 11/1/2032	275	267
Pool # BS7090, 4.45%, 12/1/2032	510	508
Pool # BS5357, 3.41%, 3/1/2033	169	154
Pool # AN9752, 3.65%, 7/1/2033	185	172
Pool # BS5511, 3.45%, 8/1/2033	225	206
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BS5127, 3.15%, 9/1/2033	130	114
Pool # BL7124, 1.93%, 6/1/2035	161	127
Pool # AN0375, 3.76%, 12/1/2035	169	152
Pool # BF0230, 5.50%, 1/1/2058	254	262
Pool # BF0497, 3.00%, 7/1/2060	145	127
GNMA II, 30 Year
Pool # 783525, 4.50%, 12/20/2031	25	24
Pool # 784602, 4.00%, 5/20/2038	86	82
Pool # BS8546, 2.50%, 12/20/2050	289	246
Pool # 785294, 3.50%, 1/20/2051	305	277
Pool # CA8452, 3.00%, 2/20/2051	437	395
Pool # CA9005, 3.00%, 2/20/2051	395	365
Pool # CB1543, 3.00%, 2/20/2051	291	259
Pool # CA3588, 3.50%, 2/20/2051	275	252
Pool # CB1536, 3.50%, 2/20/2051	688	636
Pool # CB1542, 3.00%, 3/20/2051	287	256
Pool # CB4433, 3.00%, 3/20/2051	545	475
Pool # CC0070, 3.00%, 3/20/2051	44	40
Pool # CC8726, 3.00%, 3/20/2051	67	60
Pool # CC8738, 3.00%, 3/20/2051	82	73
Pool # CC8723, 3.50%, 3/20/2051	705	647
Pool # CC0088, 4.00%, 3/20/2051	17	16
Pool # CC0092, 4.00%, 3/20/2051	32	30
Pool # CC8727, 3.00%, 4/20/2051	98	88
Pool # CC8739, 3.00%, 4/20/2051	290	259
Pool # CC8740, 3.00%, 4/20/2051	258	230
Pool # CC8751, 3.00%, 4/20/2051	56	50
Pool # CE9911, 3.00%, 7/20/2051	160	143
Pool # CE9913, 3.00%, 7/20/2051	86	77
Pool # CE9914, 3.00%, 7/20/2051	87	78
Pool # CE9915, 3.00%, 7/20/2051	175	158
Pool # CA3563, 3.50%, 7/20/2051	301	280
Pool # CE2586, 3.50%, 7/20/2051	314	289
Pool # CK1527, 3.50%, 12/20/2051	208	192
Pool # CJ8184, 3.50%, 1/20/2052	226	208
Pool # CK2716, 3.50%, 2/20/2052	192	174
Pool # CN3557, 4.50%, 5/20/2052	114	112
Total Mortgage-Backed Securities (Cost $22,395)		20,134
Asset-Backed Securities — 0.7%
ACC Auto Trust
Series 2021-A, Class A, 1.08%, 4/15/2027 (d)	33	33
Series 2021-A, Class B, 1.79%, 4/15/2027 (d)	185	178
SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	39	39
Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 (d)	77	68
ACRE Commercial Mortgage Ltd.
Series 2021-FL4, Class A, 5.17%, 12/18/2037 (d) (h)	117	115
Series 2021-FL4, Class AS, 5.44%, 12/18/2037 (d) (h)	115	112
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (d)	170	145
American Airlines Pass-Through Trust
Series 2016-2, Class AA, 3.20%, 6/15/2028	124	108
Series 2016-3, Class AA, 3.00%, 10/15/2028	87	76
Series 2021-1, Class B, 3.95%, 7/11/2030	184	146
AMSR Trust
Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 (d)	102	93
Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (d)	100	89
Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 (d)	100	87
Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 (d)	100	84
Business Jet Securities LLC
Series 2020-1A, Class A, 2.98%, 11/15/2035 ‡ (d)	124	113
Series 2021-1A, Class A, 2.16%, 4/15/2036 ‡ (d)	130	114
Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (d)	183	155
Series 2022-1A, Class A, 4.46%, 6/15/2037 ‡ (d)	142	129
CPS Auto Receivables Trust
Series 2021-A, Class C, 0.83%, 9/15/2026 (d)	333	329
Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	140	136
Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	79	77
Crossroads Asset Trust
Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	23	23
Series 2021-A, Class B, 1.12%, 6/20/2025 (d)	155	151
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	265	230
Diamond Resorts Owner Trust
Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	67	61
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class C, 2.70%, 11/21/2033 (d)	75	68
DT Auto Owner Trust
Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	270	257
Series 2022-2A, Class D, 5.46%, 3/15/2028 (d)	90	85
Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 (d)	146	130
Exeter Automobile Receivables Trust
Series 2021-1A, Class C, 0.74%, 1/15/2026	282	276
Series 2021-2A, Class C, 0.98%, 6/15/2026	140	135
Series 2022-5A, Class C, 6.51%, 12/15/2027	115	116
FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	179	171
FirstKey Homes Trust
Series 2021-SFR2, Class E1, 2.26%, 9/17/2038 (d)	260	215
Series 2022-SFR1, Class E1, 5.00%, 5/17/2039 (d)	100	85
Flagship Credit Auto Trust Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	75	73
FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (d) (h)	150	120
FREED ABS Trust Series 2021-2, Class B, 1.03%, 6/19/2028 (d)	24	25
GLS Auto Receivables Issuer Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	146	145
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (d)	12	12
Home Partners of America Trust
Series 2021-2, Class C, 2.40%, 12/17/2026 (d)	224	190
Series 2021-3, Class D, 3.00%, 1/17/2041 (d)	145	119
JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	73	70
Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (d)	125	119
Lendingpoint Asset Securitization Trust
Series 2021-A, Class B, 1.46%, 12/15/2028 (d)	98	97
Series 2021-B, Class A, 1.11%, 2/15/2029 (d)	49	49
Series 2021-B, Class B, 1.68%, 2/15/2029 (d)	120	114
LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (d)	48	46
Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	195	167
Marlette Funding Trust Series 2021-1A, Class B, 1.00%, 6/16/2031 (d)	85	84
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	91

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Mercury Financial Credit Card Master Trust
Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	235	224
Series 2021-1A, Class B, 2.33%, 3/20/2026 (d)	245	228
Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (d)	195	189
MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 (d)	212	187
NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 (d)	299	287
NRZ Excess Spread-Collateralized Notes
Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	219	194
Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	253	224
Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	69	67
Oportun Funding XIV LLC
Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	118	110
Series 2021-A, Class B, 1.76%, 3/8/2028 (d)	370	343
Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	425	371
Pagaya AI Debt Selection Trust
Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	136	134
Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	191	180
Series 2021-3, Class A, 1.15%, 5/15/2029 (d)	128	125
PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (d) (h)	78	68
Pretium Mortgage Credit Partners I LLC
Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (f)	249	227
Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 (d) (f)	194	170
Progress Residential Trust
Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (d)	205	186
Series 2021-SFR2, Class D, 2.20%, 4/19/2038 (d)	453	388
Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	185	167
Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (d)	334	299
SCF Equipment Leasing LLC Series 2022-2A, Class C, 6.50%, 8/20/2032 (d)	195	190
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class B, 1.34%, 11/20/2037 (d)	98	89
Series 2021-2A, Class B, 1.80%, 9/20/2038 (d)	57	52
Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	64	63
Tricolor Auto Securitization Trust
Series 2021-1A, Class B, 1.00%, 6/17/2024 (d)	168	167
Series 2021-1A, Class C, 1.33%, 9/16/2024 (d)	180	178
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 5/1/2028	68	58
Series 2016-2, Class A, 3.10%, 10/7/2028	37	30
Series 2018-1, Class A, 3.70%, 3/1/2030	101	84
United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	96	96
Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	7	7
US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (d)	105	104
VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (f)	78	71
Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	37	37
VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (f)	114	98
VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (f)	359	323
VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (f)	308	278
VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (f)	246	217
VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 (d) (f)	186	170
VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (f)	227	206
VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (f)	292	257
Total Asset-Backed Securities (Cost $14,196)		13,002
Collateralized Mortgage Obligations — 0.3%
Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (d) (f)	158	146
Bayview Finance LLC, 0.00%, 7/12/2033 ‡	155	153
Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	208	177
SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 ‡ (d) (h)	278	268
CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (h)	187	177
FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	85	89
FNMA, Grantor Trust, Whole Loan
Series 2001-T12, Class A1, 6.50%, 8/25/2041	165	167
Series 2002-T4, Class A1, 6.50%, 12/25/2041	19	19
FNMA, REMIC
Series 2017-35, Class VA, 4.00%, 7/25/2028	131	127
Series 2018-72, Class VB, 3.50%, 10/25/2031	313	299
Series 2011-41, Class KA, 4.00%, 1/25/2041	5	5
Series 2019-7, Class CA, 3.50%, 11/25/2057	337	319
FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	165	169
GNMA
Series 2020-185, Class PE, 1.50%, 12/20/2050	287	226
Series 2022-151, Class B, 4.25%, 9/20/2052	150	130
Series 2012-H31, Class FD, 4.18%, 12/20/2062 (h)	128	126
Series 2015-H16, Class FG, 4.28%, 7/20/2065 (h)	72	71
Series 2016-H13, Class FT, 4.42%, 5/20/2066 (h)	89	89
Series 2016-H26, Class FC, 4.84%, 12/20/2066 (h)	272	269
Series 2021-H14, Class YD, 8.11%, 6/20/2071 (h)	197	201
Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (f)	92	84
LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 2/25/2026 (d) (h)	340	322
PRPM LLC
Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (h)	301	277
Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (f)	80	74
Seasoned Credit Risk Transfer Trust
Series 2018-1, Class M60C, 3.50%, 5/25/2057	204	192
Series 2018-3, Class M55D, 4.00%, 8/25/2057 (h)	268	254
Series 2018-2, Class M55D, 4.00%, 11/25/2057	332	316
Series 2018-4, Class M55D, 4.00%, 3/25/2058	180	173
Series 2019-1, Class MT, 3.50%, 7/25/2058	91	82
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-2, Class M55D, 4.00%, 8/25/2058	292	277
Series 2019-3, Class MB, 3.50%, 10/25/2058	225	191
Series 2019-3, Class M55D, 4.00%, 10/25/2058	275	262
Series 2019-4, Class M55D, 4.00%, 2/25/2059	101	96
Series 2022-1, Class MTU, 3.25%, 11/25/2061	87	77
Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (h)	394	316
Total Collateralized Mortgage Obligations (Cost $6,733)		6,220
Commercial Mortgage-Backed Securities — 0.2%
BPR Trust Series 2021-KEN, Class A, 5.57%, 2/15/2029 (d) (h)	220	214
BXP Trust Series 2017-GM, Class A, 3.38%, 6/13/2039 (d)	170	151
FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 5.73%, 7/25/2041 (d) (h)	176	160
FHLMC, Multifamily Structured Pass-Through Certificates
Series K136, Class A2, 2.13%, 11/25/2031	259	214
Series K140, Class A2, 2.25%, 1/25/2032	262	218
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K727, Class X1, IO, 0.72%, 7/25/2024 (h)	14,745	99
Series K-150, Class A2, 3.71%, 9/25/2032 (h)	185	173
FNMA ACES
Series 2018-M10, Class A1, 3.36%, 7/25/2028 (h)	52	52
Series 2020-M38, Class X2, IO, 1.98%, 11/25/2028 (h)	1,583	115
Series 2017-M11, Class A2, 2.98%, 8/25/2029	150	136
Series 2020-M50, Class A2, 1.20%, 10/25/2030	145	124
Series 2020-M50, Class X1, IO, 1.89%, 10/25/2030 (h)	2,367	175
Series 2022-M3, Class A2, 1.71%, 11/25/2031 (h)	185	146
Series 2022-M1S, Class A2, 2.08%, 4/25/2032 (h)	365	299
Series 2022-M2S, Class A1, 3.75%, 5/25/2032 (h)	185	177
Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	176	165
Series 2021-M3, Class X1, IO, 1.94%, 11/25/2033 (h)	789	71
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	93

JPMorgan SmartRetirement® Blend 2035 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued
FREMF Mortgage Trust
Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (d) (h)	115	102
Series 2016-K56, Class B, 3.94%, 6/25/2049 (d) (h)	85	80
Series 2016-K58, Class B, 3.74%, 9/25/2049 (d) (h)	465	432
SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	195	156
Total Commercial Mortgage-Backed Securities (Cost $3,612)		3,459
	SHARES (000)
Short-Term Investments — 3.5%
Investment Companies — 3.5%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (i) (Cost $69,790)	69,790	69,790
Total Investments — 102.1% (Cost $1,993,899)		2,025,777
Liabilities in Excess of Other Assets — (2.1)%		(41,069)
NET ASSETS — 100.0%		1,984,708

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the
underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities.
The STRIPS Program lets investors hold and trade individual
interest and principal components of eligible notes and bonds as separate securities.

UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of December 31, 2022.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2022.
(f)
Step bond. Interest rate is a fixed rate for an initial
period that either resets at a specific date or may
reset in the future contingent upon a predetermined
trigger. The interest rate shown is the current rate as
of December 31, 2022.

(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)
Variable or floating rate security, the interest rate of
which adjusts periodically based on changes in current
interest rates and prepayments on the underlying
pool of assets. The interest rate shown is the current
rate as of December 31, 2022.

(i)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	183	03/17/2023	USD	35,333	(1,492)
Short Contracts
DJ US Real Estate Index	(366)	03/17/2023	USD	(12,063)	826
EURO STOXX 50 Index	(126)	03/17/2023	EUR	(5,109)	256
FTSE 100 Index	(57)	03/17/2023	GBP	(5,145)	47
MSCI EAFE E-Mini Index	(172)	03/17/2023	USD	(16,763)	445
MSCI Emerging Markets E-Mini Index	(623)	03/17/2023	USD	(29,879)	980
					2,554
					1,062

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	95

JPMorgan SmartRetirement® Blend 2040 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 62.4%
Fixed Income — 12.0%
JPMorgan Core Bond Fund Class R6 Shares (a)	4,296	43,440
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,276	130,124
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,854	10,937
JPMorgan High Yield Fund Class R6 Shares (a)	4,834	29,681
Total Fixed Income		214,182
International Equity — 9.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	11,983	176,038
U.S. Equity — 40.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	12,521	720,823
Total Investment Companies (Cost $1,045,960)		1,111,043
Exchange-Traded Funds — 37.1%
Alternative Assets — 3.3%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	709	57,877
Fixed Income — 2.8%
JPMorgan High Yield Research Enhanced ETF (a)	166	7,269
JPMorgan U.S. Aggregate Bond ETF (a)	943	43,200
Total Fixed Income		50,469
International Equity — 21.5%
JPMorgan BetaBuilders International Equity ETF (a)	7,712	382,747
U.S. Equity — 9.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,272	92,371
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,483	77,206
Total U.S. Equity		169,577
Total Exchange-Traded Funds (Cost $657,746)		660,670
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $5,578)	5,803	5,568
	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $49,526)	49,526	49,526
Total Investments — 102.6% (Cost $1,758,810)		1,826,807
Liabilities in Excess of Other Assets — (2.6)%		(46,556)
NET ASSETS — 100.0%		1,780,251

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	117	03/17/2023	USD	22,590	(951)
SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(458)	03/17/2023	USD	(15,096)	1,034
EURO STOXX 50 Index	(113)	03/17/2023	EUR	(4,582)	230
FTSE 100 Index	(51)	03/17/2023	GBP	(4,603)	42
MSCI EAFE E-Mini Index	(160)	03/17/2023	USD	(15,594)	399
MSCI Emerging Markets E-Mini Index	(652)	03/17/2023	USD	(31,270)	1,028
					2,733
					1,782

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	97

JPMorgan SmartRetirement® Blend 2045 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 60.7%
Fixed Income — 5.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,747	17,663
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,431	52,910
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,152	6,796
JPMorgan High Yield Fund Class R6 Shares (a)	1,239	7,607
Total Fixed Income		84,976
International Equity — 10.7%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,576	155,352
U.S. Equity — 44.1%
JPMorgan Equity Index Fund Class R6 Shares (a)	11,087	638,290
Total Investment Companies (Cost $814,238)		878,618
Exchange-Traded Funds — 39.0%
Alternative Assets — 3.5%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	629	51,366
Fixed Income — 1.7%
JPMorgan High Yield Research Enhanced ETF (a)	171	7,498
JPMorgan U.S. Aggregate Bond ETF (a)	384	17,565
Total Fixed Income		25,063
International Equity — 23.4%
JPMorgan BetaBuilders International Equity ETF (a)	6,823	338,604
U.S. Equity — 10.4%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,126	81,771
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,308	68,138
Total U.S. Equity		149,909
Total Exchange-Traded Funds (Cost $565,848)		564,942
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $4,590)	4,776	4,582
	SHARES (000)
Short-Term Investments — 2.1%
Investment Companies — 2.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $30,993)	30,993	30,993
Total Investments — 102.1% (Cost $1,415,669)		1,479,135
Liabilities in Excess of Other Assets — (2.1)%		(30,869)
NET ASSETS — 100.0%		1,448,266

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	95	03/17/2023	USD	18,342	(771)
SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(366)	03/17/2023	USD	(12,063)	826
EURO STOXX 50 Index	(92)	03/17/2023	EUR	(3,730)	187
FTSE 100 Index	(41)	03/17/2023	GBP	(3,701)	34
MSCI EAFE E-Mini Index	(144)	03/17/2023	USD	(14,034)	323
MSCI Emerging Markets E-Mini Index	(530)	03/17/2023	USD	(25,419)	801
					2,171
					1,400

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	99

JPMorgan SmartRetirement® Blend 2050 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 60.5%
Fixed Income — 4.7%
JPMorgan Core Bond Fund Class R6 Shares (a)	1,087	10,986
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,622	32,910
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	694	4,098
JPMorgan High Yield Fund Class R6 Shares (a)	777	4,770
Total Fixed Income		52,764
International Equity — 10.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	8,297	121,885
U.S. Equity — 44.9%
JPMorgan Equity Index Fund Class R6 Shares (a)	8,705	501,123
Total Investment Companies (Cost $620,471)		675,772
Exchange-Traded Funds — 39.2%
Alternative Assets — 3.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	486	39,687
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	107	4,700
JPMorgan U.S. Aggregate Bond ETF (a)	239	10,925
Total Fixed Income		15,625
International Equity — 23.7%
JPMorgan BetaBuilders International Equity ETF (a)	5,338	264,939
U.S. Equity — 10.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	885	64,231
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,026	53,465
Total U.S. Equity		117,696
Total Exchange-Traded Funds (Cost $436,634)		437,947
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $3,591)	3,736	3,585
	SHARES (000)
Short-Term Investments — 2.4%
Investment Companies — 2.4%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $26,774)	26,774	26,774
Total Investments — 102.4% (Cost $1,087,470)		1,144,078
Liabilities in Excess of Other Assets — (2.4)%		(26,628)
NET ASSETS — 100.0%		1,117,450

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	74	03/17/2023	USD	14,288	(599)
SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
DJ US Real Estate Index	(277)	03/17/2023	USD	(9,130)	625
EURO STOXX 50 Index	(71)	03/17/2023	EUR	(2,879)	144
FTSE 100 Index	(32)	03/17/2023	GBP	(2,888)	27
MSCI EAFE E-Mini Index	(101)	03/17/2023	USD	(9,843)	252
MSCI Emerging Markets E-Mini Index	(409)	03/17/2023	USD	(19,616)	645
					1,693
					1,094

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	101

JPMorgan SmartRetirement® Blend 2055 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 60.3%
Fixed Income — 4.6%
JPMorgan Core Bond Fund Class R6 Shares (a)	623	6,301
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,651	18,877
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	382	2,257
JPMorgan High Yield Fund Class R6 Shares (a)	446	2,736
Total Fixed Income		30,171
International Equity — 10.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,809	70,640
U.S. Equity — 44.8%
JPMorgan Equity Index Fund Class R6 Shares (a)	5,044	290,398
Total Investment Companies (Cost $365,055)		391,209
Exchange-Traded Funds — 38.8%
Alternative Assets — 3.3%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	265	21,597
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	61	2,696
JPMorgan U.S. Aggregate Bond ETF (a)	137	6,265
Total Fixed Income		8,961
International Equity — 23.6%
JPMorgan BetaBuilders International Equity ETF (a)	3,078	152,781
U.S. Equity — 10.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	513	37,221
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	595	30,983
Total U.S. Equity		68,204
Total Exchange-Traded Funds (Cost $250,143)		251,543
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $1,897)	1,974	1,894
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $19,662)	19,662	19,662
Total Investments — 102.4% (Cost $636,757)		664,308
Liabilities in Excess of Other Assets — (2.4)%		(15,711)
NET ASSETS — 100.0%		648,597

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	43	03/17/2023	USD	8,302	(344)
Short Contracts
DJ US Real Estate Index	(126)	03/17/2023	USD	(4,153)	284
EURO STOXX 50 Index	(41)	03/17/2023	EUR	(1,662)	83
FTSE 100 Index	(18)	03/17/2023	GBP	(1,625)	15
MSCI EAFE E-Mini Index	(49)	03/17/2023	USD	(4,776)	99
MSCI Emerging Markets E-Mini Index	(237)	03/17/2023	USD	(11,367)	355
					836
					492

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	103

JPMorgan SmartRetirement® Blend 2060 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 60.0%
Fixed Income — 4.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	255	2,577
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,084	7,719
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	138	816
JPMorgan High Yield Fund Class R6 Shares (a)	182	1,119
Total Fixed Income		12,231
International Equity — 10.9%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,000	29,376
U.S. Equity — 44.6%
JPMorgan Equity Index Fund Class R6 Shares (a)	2,098	120,777
Total Investment Companies (Cost $164,137)		162,384
Exchange-Traded Funds — 38.7%
Alternative Assets — 3.1%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	103	8,375
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	25	1,102
JPMorgan U.S. Aggregate Bond ETF (a)	56	2,562
Total Fixed Income		3,664
International Equity — 23.7%
JPMorgan BetaBuilders International Equity ETF (a)	1,294	64,213
U.S. Equity — 10.5%
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	213	15,480
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	247	12,885
Total U.S. Equity		28,365
Total Exchange-Traded Funds (Cost $107,289)		104,617
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Notes 0.88%, 1/31/2024 (b)(Cost $756)	787	755
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%
Investment Companies — 3.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c) (Cost $8,233)	8,233	8,233
Total Investments — 102.0% (Cost $280,415)		275,989
Liabilities in Excess of Other Assets — (2.0)%		(5,391)
NET ASSETS — 100.0%		270,598

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

Futures contracts outstanding as of December 31, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	18	03/17/2023	USD	3,475	(148)
Short Contracts
DJ US Real Estate Index	(24)	03/17/2023	USD	(791)	54
EURO STOXX 50 Index	(17)	03/17/2023	EUR	(689)	34
FTSE 100 Index	(8)	03/17/2023	GBP	(722)	7
MSCI EAFE E-Mini Index	(30)	03/17/2023	USD	(2,924)	59
MSCI Emerging Markets E-Mini Index	(99)	03/17/2023	USD	(4,748)	156
					310
					162

Abbreviations
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	105

JPMorgan SmartRetirement® Blend 2065 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF December 31, 2022  (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 57.8%
Fixed Income — 4.5%
JPMorgan Core Bond Fund Class R6 Shares (a)	1	10
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4	29
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1	4
JPMorgan High Yield Fund Class R6 Shares (a)	1	4
Total Fixed Income		47
International Equity — 8.8%
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6	91
U.S. Equity — 44.5%
JPMorgan Equity Index Fund Class R6 Shares (a)	8	459
Total Investment Companies (Cost $591)		597
Exchange-Traded Funds — 35.7%
Alternative Assets — 2.6%
JPMorgan BetaBuilders MSCI US REIT ETF (a)	—	27
Fixed Income — 1.4%
JPMorgan High Yield Research Enhanced ETF (a)	—	4
JPMorgan U.S. Aggregate Bond ETF (a)	—	10
Total Fixed Income		14
International Equity — 21.5%
JPMorgan BetaBuilders International Equity ETF (a)	5	222
U.S. Equity — 10.2%
iShares Russell 2000 ETF	—	48
iShares Russell Mid-Cap ETF	1	57
Total U.S. Equity		105
Total Exchange-Traded Funds (Cost $352)		368
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.7%
Investment Companies — 4.7%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b) (Cost $48)	48	48
Total Investments — 98.2% (Cost $991)		1,013
Other Assets Less Liabilities — 1.8%		19
NET ASSETS — 100.0%		1,032

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited)
(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$116,547	$5,520	$203,560
Investments in affiliates, at value	404,165	14,638	711,157
Cash	127	4	265
Receivables:
Investment securities sold	8,455	190	8,614
Fund shares sold	1,473	—	1,373
Interest from non-affiliates	689	25	1,183
Dividends from affiliates	244	9	416
Variation margin on futures contracts	776	180	1,105
Due from adviser	13	27	—
Total Assets	532,489	20,593	927,673
LIABILITIES:
Payables:
Distributions	515	—	707
Investment securities purchased	5,094	281	6,607
Investment securities purchased — delayed delivery securities	513	14	369
Fund shares redeemed	4,847	133	12,515
Accrued liabilities:
Administration fees	19	—	38
Distribution fees	1	—(a)	2
Service fees	6	4	10
Custodian and accounting fees	8	5	10
Other	51	27	70
Total Liabilities	11,054	464	20,328
Net Assets	$521,435	$20,129	$907,345

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
NET ASSETS:
Paid-in-Capital	$566,938	$22,593	$988,481
Total distributable earnings (loss)	(45,503)	(2,464)	(81,136)
Total Net Assets	$521,435	$20,129	$907,345
Net Assets:
Class I	$1,983	$19,067	$2,480
Class R2	17	22	17
Class R3	5,251	23	10,664
Class R4	14,064	23	25,870
Class R5	14,405	23	17,234
Class R6	485,715	971	851,080
Total	$521,435	$20,129	$907,345
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	124	1,417	138
Class R2	1	1	1
Class R3	328	2	597
Class R4	880	2	1,450
Class R5	901	2	966
Class R6	30,364	72	47,693
Net Asset Value (a):
Class I — Offering and redemption price per share	$16.02	$13.45	$17.87
Class R2 — Offering and redemption price per share	16.03	13.43	17.88
Class R3 — Offering and redemption price per share	16.00	13.43	17.89
Class R4 — Offering and redemption price per share	15.99	13.44	17.84
Class R5 — Offering and redemption price per share	15.99	13.44	17.85
Class R6 — Offering and redemption price per share	16.00	13.45	17.84
Cost of investments in non-affiliates	$134,223	$6,150	$236,601
Cost of investments in affiliates	403,288	15,282	709,494

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$361,763	$351,423	$94,294
Investments in affiliates, at value	1,352,391	1,748,816	1,931,483
Cash	362	361	262
Receivables:
Investment securities sold	10,558	20,595	16,026
Fund shares sold	2,117	3,212	3,442
Interest from non-affiliates	2,021	1,939	515
Dividends from affiliates	548	382	313
Variation margin on futures contracts	1,598	1,271	1,344
Due from adviser	—	—	9
Total Assets	1,731,358	2,127,999	2,047,688
LIABILITIES:
Payables:
Distributions	1,422	1,542	1,698
Investment securities purchased	27,954	32,437	26,386
Investment securities purchased — delayed delivery securities	3,323	2,516	784
Fund shares redeemed	25,429	39,381	33,906
Accrued liabilities:
Investment advisory fees	5	20	—
Administration fees	76	96	92
Distribution fees	5	8	5
Service fees	18	24	20
Custodian and accounting fees	15	17	14
Other	76	77	75
Total Liabilities	58,323	76,118	62,980
Net Assets	$1,673,035	$2,051,881	$1,984,708
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
NET ASSETS:
Paid-in-Capital	$1,780,694	$2,120,082	$2,017,512
Total distributable earnings (loss)	(107,659)	(68,201)	(32,804)
Total Net Assets	$1,673,035	$2,051,881	$1,984,708
Net Assets:
Class I	$4,541	$6,724	$2,575
Class R2	1,141	318	55
Class R3	19,606	33,938	24,116
Class R4	41,608	52,762	51,574
Class R5	38,149	44,423	36,251
Class R6	1,567,990	1,913,716	1,870,137
Total	$1,673,035	$2,051,881	$1,984,708
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	229	311	110
Class R2	57	14	2
Class R3	987	1,576	1,033
Class R4	2,097	2,446	2,209
Class R5	1,922	2,060	1,553
Class R6	79,003	88,692	80,052
Net Asset Value (a):
Class I — Offering and redemption price per share	$19.91	$21.63	$23.42
Class R2 — Offering and redemption price per share	19.82	21.59	23.61
Class R3 — Offering and redemption price per share	19.85	21.54	23.33
Class R4 — Offering and redemption price per share	19.84	21.57	23.35
Class R5 — Offering and redemption price per share	19.85	21.57	23.36
Class R6 — Offering and redemption price per share	19.85	21.58	23.36
Cost of investments in non-affiliates	$416,065	$403,849	$105,892
Cost of investments in affiliates	1,319,983	1,674,518	1,888,007

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$5,568	$4,582	$3,585
Investments in affiliates, at value	1,821,239	1,474,553	1,140,493
Cash	130	88	69
Receivables:
Investment securities sold	2,677	2,681	2,503
Fund shares sold	1,894	2,440	1,744
Interest from non-affiliates	21	18	14
Dividends from affiliates	150	87	55
Variation margin on futures contracts	1,760	1,726	1,745
Due from adviser	6	—	—
Total Assets	1,833,445	1,486,175	1,150,208
LIABILITIES:
Payables:
Distributions	1,332	1,339	1,074
Investment securities purchased	22,851	15,472	13,550
Fund shares redeemed	28,815	20,923	17,992
Accrued liabilities:
Investment advisory fees	—	13	10
Administration fees	82	65	49
Distribution fees	6	3	2
Service fees	17	13	10
Custodian and accounting fees	10	9	7
Other	81	72	64
Total Liabilities	53,194	37,909	32,758
Net Assets	$1,780,251	$1,448,266	$1,117,450
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
NET ASSETS:
Paid-in-Capital	$1,758,150	$1,415,966	$1,086,070
Total distributable earnings (loss)	22,101	32,300	31,380
Total Net Assets	$1,780,251	$1,448,266	$1,117,450
Net Assets:
Class I	$2,809	$5,064	$812
Class R2	84	24	77
Class R3	25,173	14,728	8,563
Class R4	40,428	31,577	30,320
Class R5	26,524	20,599	17,461
Class R6	1,685,233	1,376,274	1,060,217
Total	$1,780,251	$1,448,266	$1,117,450
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	115	201	32
Class R2	4	1	3
Class R3	1,034	587	341
Class R4	1,659	1,256	1,209
Class R5	1,088	819	697
Class R6	69,137	54,671	42,224
Net Asset Value (a):
Class I — Offering and redemption price per share	$24.43	$25.18	$25.23
Class R2 — Offering and redemption price per share	24.35	25.15	25.02
Class R3 — Offering and redemption price per share	24.33	25.10	25.08
Class R4 — Offering and redemption price per share	24.37	25.13	25.09
Class R5 — Offering and redemption price per share	24.38	25.15	25.10
Class R6 — Offering and redemption price per share	24.38	25.17	25.11
Cost of investments in non-affiliates	$5,578	$4,590	$3,591
Cost of investments in affiliates	1,753,232	1,411,079	1,083,879

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
ASSETS:
Investments in non-affiliates, at value	$1,894	$755	$105
Investments in affiliates, at value	662,414	275,234	908
Cash	50	22	—(a)
Deferred offering costs (See Note 2.G.)	—	—	109
Receivables:
Investment securities sold	632	545	8
Fund shares sold	1,931	1,141	—
Interest from non-affiliates	7	3	—
Dividends from affiliates	32	13	—
Variation margin on futures contracts	672	754	—
Due from adviser	—	7	32
Total Assets	667,632	278,474	1,162
LIABILITIES:
Payables:
Distributions	917	497	—
Investment securities purchased	8,041	3,804	11
Fund shares redeemed	9,984	3,525	—
Accrued liabilities:
Administration fees	25	6	—
Distribution fees	—(a)	—(a)	—(a)
Service fees	5	4	—(a)
Custodian and accounting fees	4	5	4
Trustees’ and Chief Compliance Officer’s fees	—	—(a)	—(a)
Offering costs (See Note 2.G.)	—	—	106
Other	59	35	9
Total Liabilities	19,035	7,876	130
Net Assets	$648,597	$270,598	$1,032

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	113

STATEMENTS OF ASSETS AND LIABILITIES
AS OF  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund
NET ASSETS:
Paid-in-Capital	$634,726	$280,022	$1,006
Total distributable earnings (loss)	13,871	(9,424)	26
Total Net Assets	$648,597	$270,598	$1,032
Net Assets:
Class I	$1,218	$9,361	$21
Class R2	21	56	20
Class R3	2,088	1,629	20
Class R4	16,904	3,920	20
Class R5	14,582	3,724	21
Class R6	613,784	251,908	930
Total	$648,597	$270,598	$1,032
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	49	481	2
Class R2	1	3	2
Class R3	84	84	1
Class R4	679	201	1
Class R5	585	191	1
Class R6	24,599	12,942	60
Net Asset Value (a):
Class I — Offering and redemption price per share	$24.98	$19.47	$15.38
Class R2 — Offering and redemption price per share	25.02	19.45	15.38
Class R3 — Offering and redemption price per share	24.90	19.45	15.38
Class R4 — Offering and redemption price per share	24.90	19.48	15.38
Class R5 — Offering and redemption price per share	24.94	19.46	15.38
Class R6 — Offering and redemption price per share	24.95	19.47	15.38
Cost of investments in non-affiliates	$1,897	$756	$108
Cost of investments in affiliates	634,860	279,659	883

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,640	$64	$2,926
Interest income from affiliates	—	—	—(a)
Dividend income from non-affiliates	—	8	—
Dividend income from affiliates	6,358	234	11,187
Total investment income	7,998	306	14,113
EXPENSES:
Investment advisory fees	419	17	741
Administration fees	210	8	370
Distribution fees:
Class R2	—(a)	—(a)	—(a)
Class R3	7	—(a)	17
Service fees:
Class I	3	27	4
Class R2	—(a)	—(a)	—(a)
Class R3	7	—(a)	17
Class R4	18	—(a)	29
Class R5	7	—(a)	9
Custodian and accounting fees	22	17	25
Professional fees	18	15	20
Trustees’ and Chief Compliance Officer’s fees	13	13	14
Printing and mailing costs	19	18	24
Registration and filing fees	43	46	49
Transfer agency fees (See Note 2.I.)	4	—(a)	6
Other	12	5	16
Total expenses	802	166	1,341
Less fees waived	(508)	(25)	(869)
Less expense reimbursements	(106)	(110)	(139)
Net expenses	188	31	333
Net investment income (loss)	7,810	275	13,780

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	115

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(3,183)	$(182)	$(4,714)
Investments in affiliates	(8,193)	(99)	(14,749)
Futures contracts	(1,108)	(10)	(1,183)
Foreign currency transactions	(6)	(3)	48
Net realized gain (loss)	(12,490)	(294)	(20,598)
Distribution of capital gains received from investment company affiliates	144	6	250
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,914)	98	(4,602)
Investments in affiliates	6,492	176	11,112
Futures contracts	963	40	1,506
Foreign currency translations	52	15	69
Change in net unrealized appreciation/depreciation	5,593	329	8,085
Net realized/unrealized gains (losses)	(6,753)	41	(12,263)
Change in net assets resulting from operations	$1,057	$316	$1,517
SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,845	$4,703	$1,148
Interest income from affiliates	—(a)	—(a)	—(a)
Dividend income from affiliates	19,746	23,222	24,417
Total investment income	24,591	27,925	25,565
EXPENSES:
Investment advisory fees	1,335	1,625	1,551
Administration fees	668	812	776
Distribution fees:
Class R2	3	1	—(a)
Class R3	28	46	33
Service fees:
Class I	8	12	5
Class R2	1	1	—(a)
Class R3	28	46	33
Class R4	49	62	60
Class R5	21	22	18
Custodian and accounting fees	38	44	39
Interest expense to affiliates	—	—	—(a)
Professional fees	23	24	25
Trustees’ and Chief Compliance Officer’s fees	15	16	15
Printing and mailing costs	31	36	38
Registration and filing fees	53	54	50
Transfer agency fees (See Note 2.I.)	10	12	13
Other	22	27	27
Total expenses	2,333	2,840	2,683
Less fees waived	(1,533)	(1,854)	(1,772)
Less expense reimbursements	(165)	(52)	(170)
Net expenses	635	934	741
Net investment income (loss)	23,956	26,991	24,824

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	117

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(8,297)	$(8,014)	$(1,694)
Investments in affiliates	(25,607)	(30,777)	(31,365)
Futures contracts	(2,477)	(2,967)	(3,016)
Foreign currency transactions	(12)	(8)	(70)
Net realized gain (loss)	(36,393)	(41,766)	(36,145)
Distribution of capital gains received from investment company affiliates	281	165	149
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,955)	(6,799)	(1,466)
Investments in affiliates	25,532	41,538	43,129
Futures contracts	1,900	2,483	2,337
Foreign currency translations	115	77	113
Change in net unrealized appreciation/depreciation	20,592	37,299	44,113
Net realized/unrealized gains (losses)	(15,520)	(4,302)	8,117
Change in net assets resulting from operations	$8,436	$22,689	$32,941
SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30	$25	$17
Dividend income from affiliates	21,913	16,817	12,793
Total investment income	21,943	16,842	12,810
EXPENSES:
Investment advisory fees	1,383	1,122	859
Administration fees	691	561	430
Distribution fees:
Class R2	—(a)	—(a)	—(a)
Class R3	33	20	11
Service fees:
Class I	5	9	2
Class R2	—(a)	—(a)	—(a)
Class R3	33	20	11
Class R4	48	37	36
Class R5	13	10	9
Custodian and accounting fees	27	23	18
Interest expense to affiliates	—	—(a)	—
Professional fees	24	22	22
Trustees’ and Chief Compliance Officer’s fees	15	15	14
Printing and mailing costs	40	39	38
Registration and filing fees	47	46	44
Transfer agency fees (See Note 2.I.)	12	8	7
Other	28	26	22
Total expenses	2,399	1,958	1,523
Less fees waived	(1,583)	(1,251)	(964)
Less expense reimbursements	(120)	(4)	(3)
Net expenses	696	703	556
Net investment income (loss)	21,247	16,139	12,254

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	119

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(20)	$(15)	$(11)
Investments in affiliates	(24,601)	(19,072)	(13,905)
Futures contracts	(2,518)	(1,940)	(1,697)
Foreign currency transactions	(65)	(60)	(16)
Net realized gain (loss)	(27,204)	(21,087)	(15,629)
Distribution of capital gains received from investment company affiliates	155	136	107
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	49	40	31
Investments in affiliates	39,836	36,796	27,794
Futures contracts	3,003	2,379	1,835
Foreign currency translations	137	139	129
Change in net unrealized appreciation/depreciation	43,025	39,354	29,789
Net realized/unrealized gains (losses)	15,976	18,403	14,267
Change in net assets resulting from operations	$37,223	$34,542	$26,521
SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$8	$4	$—
Dividend income from affiliates	7,329	3,010	6
Total investment income	7,337	3,014	6
EXPENSES:
Investment advisory fees	489	196	—(b)
Administration fees	244	98	—(b)
Distribution fees:
Class R2	—(b)	—(b)	—(b)
Class R3	3	2	—
Service fees:
Class I	2	12	—(b)
Class R2	—(b)	—(b)	—(b)
Class R3	3	2	—(b)
Class R4	19	4	—(b)
Class R5	7	2	—(b)
Custodian and accounting fees	13	13	4
Professional fees	19	18	22
Trustees’ and Chief Compliance Officer’s fees	13	13	2
Printing and mailing costs	34	26	1
Registration and filing fees	43	39	—(b)
Transfer agency fees (See Note 2.I.)	6	4	—(b)
Offering costs (See Note 2.G.)	—	—	22
Other	17	11	—
Total expenses	912	440	51
Less fees waived	(587)	(262)	—(b)
Less expense reimbursements	(12)	(44)	(51)
Net expenses	313	134	—(b)
Net investment income (loss)	7,024	2,880	6

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	121

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED  December 31, 2022  (Unaudited) (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund	JPMorgan SmartRetirement® Blend 2065 Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(9)	$(3)	$—
Investments in affiliates	(6,281)	(2,566)	4
Futures contracts	(1,080)	(356)	—
Foreign currency transactions	(5)	(9)	—
Net realized gain (loss)	(7,375)	(2,934)	4
Distribution of capital gains received from investment company affiliates	61	25	—(b)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19	8	(3)
Investments in affiliates	14,195	5,803	25
Futures contracts	901	280	—
Foreign currency translations	47	62	—
Change in net unrealized appreciation/depreciation	15,162	6,153	22
Net realized/unrealized gains (losses)	7,848	3,244	26
Change in net assets resulting from operations	$14,872	$6,124	$32

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,810	$15,796	$275	$599
Net realized gain (loss)	(12,490)	(13,992)	(294)	(436)
Distributions of capital gains received from investment company affiliates	144	1,601	6	60
Change in net unrealized appreciation/depreciation	5,593	(82,475)	329	(3,940)
Change in net assets resulting from operations	1,057	(79,070)	316	(3,717)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(48)	(213)	(524)	(1,739)
Class R2	—(a)	(1)	—(a)	(1)
Class R3	(121)	(292)	(1)	(1)
Class R4	(365)	(584)	(1)	(2)
Class R5	(393)	(711)	(1)	(2)
Class R6	(13,895)	(27,374)	(29)	(2)
Total distributions to shareholders	(14,822)	(29,175)	(556)	(1,747)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(40,299)	(79,665)	(6,235)	1,133
NET ASSETS:
Change in net assets	(54,064)	(187,910)	(6,475)	(4,331)
Beginning of period	575,499	763,409	26,604	30,935
End of period	$521,435	$575,499	$20,129	$26,604

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,780	$29,253	$23,956	$48,732
Net realized gain (loss)	(20,598)	(22,811)	(36,393)	(41,982)
Distributions of capital gains received from investment company affiliates	250	3,001	281	8,842
Change in net unrealized appreciation/depreciation	8,085	(152,849)	20,592	(290,748)
Change in net assets resulting from operations	1,517	(143,406)	8,436	(275,156)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(60)	(494)	(91)	(961)
Class R2	—(a)	(1)	(22)	(50)
Class R3	(213)	(1,620)	(381)	(1,861)
Class R4	(705)	(808)	(1,021)	(1,404)
Class R5	(483)	(1,066)	(971)	(2,382)
Class R6	(25,111)	(60,467)	(42,371)	(89,042)
Total distributions to shareholders	(26,572)	(64,456)	(44,857)	(95,700)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(106,502)	(213,795)	(126,531)	(88,072)
NET ASSETS:
Change in net assets	(131,557)	(421,657)	(162,952)	(458,928)
Beginning of period	1,038,902	1,460,559	1,835,987	2,294,915
End of period	$907,345	$1,038,902	$1,673,035	$1,835,987

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,991	$55,762	$24,824	$54,503
Net realized gain (loss)	(41,766)	(39,606)	(36,145)	(24,812)
Distributions of capital gains received from investment company affiliates	165	12,796	149	16,196
Change in net unrealized appreciation/depreciation	37,299	(377,626)	44,113	(381,864)
Change in net assets resulting from operations	22,689	(348,674)	32,941	(335,977)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(128)	(1,070)	(45)	(630)
Class R2	(6)	(2)	(1)	(2)
Class R3	(612)	(2,610)	(413)	(1,754)
Class R4	(1,169)	(1,870)	(1,096)	(1,968)
Class R5	(1,031)	(2,709)	(809)	(2,122)
Class R6	(47,360)	(105,089)	(44,409)	(106,172)
Total distributions to shareholders	(50,306)	(113,350)	(46,773)	(112,648)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(113,733)	23,518	(63,649)	119,295
NET ASSETS:
Change in net assets	(141,350)	(438,506)	(77,481)	(329,330)
Beginning of period	2,193,231	2,631,737	2,062,189	2,391,519
End of period	$2,051,881	$2,193,231	$1,984,708	$2,062,189
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,247	$48,036	$16,139	$37,784
Net realized gain (loss)	(27,204)	(14,484)	(21,087)	(10,329)
Distributions of capital gains received from investment company affiliates	155	15,564	136	13,355
Change in net unrealized appreciation/depreciation	43,025	(357,456)	39,354	(296,473)
Change in net assets resulting from operations	37,223	(308,340)	34,542	(255,663)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(50)	(391)	(86)	(499)
Class R2	(1)	(1)	—(a)	(1)
Class R3	(418)	(1,734)	(219)	(982)
Class R4	(811)	(1,678)	(592)	(1,124)
Class R5	(562)	(2,066)	(407)	(1,324)
Class R6	(38,142)	(98,043)	(29,107)	(72,548)
Total distributions to shareholders	(39,984)	(103,913)	(30,411)	(76,478)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(37,478)	92,158	(25,344)	117,047
NET ASSETS:
Change in net assets	(40,239)	(320,095)	(21,213)	(215,094)
Beginning of period	1,820,490	2,140,585	1,469,479	1,684,573
End of period	$1,780,251	$1,820,490	$1,448,266	$1,469,479

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,254	$28,896	$7,024	$15,668
Net realized gain (loss)	(15,629)	(8,271)	(7,375)	(5,438)
Distributions of capital gains received from investment company affiliates	107	10,192	61	5,480
Change in net unrealized appreciation/depreciation	29,789	(224,669)	15,162	(122,311)
Change in net assets resulting from operations	26,521	(193,852)	14,872	(106,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(11)	(196)	(19)	(140)
Class R2	(1)	—	—(a)	(1)
Class R3	(125)	(571)	(28)	(189)
Class R4	(553)	(1,234)	(301)	(623)
Class R5	(338)	(1,248)	(275)	(959)
Class R6	(22,056)	(56,530)	(12,384)	(30,829)
Total distributions to shareholders	(23,084)	(59,779)	(13,007)	(32,741)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(317)	71,794	26,090	72,188
NET ASSETS:
Change in net assets	3,120	(181,837)	27,955	(67,154)
Beginning of period	1,114,330	1,296,167	620,642	687,796
End of period	$1,117,450	$1,114,330	$648,597	$620,642

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended December 31, 2022 (Unaudited)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,880	$5,206	$6
Net realized gain (loss)	(2,934)	(2,021)	4
Distributions of capital gains received from investment company affiliates	25	1,731	—
Change in net unrealized appreciation/depreciation	6,153	(43,491)	22
Change in net assets resulting from operations	6,124	(38,575)	32
DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(159)	(25)	—(b)
Class R2	(1)	(1)	—(b)
Class R3	(21)	(80)	—(b)
Class R4	(67)	(28)	—(b)
Class R5	(65)	(257)	—(b)
Class R6	(4,754)	(8,311)	(6)
Total distributions to shareholders	(5,067)	(8,702)	(6)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,671	88,962	1,006
NET ASSETS:
Change in net assets	31,728	41,685	1,032
Beginning of period	238,870	197,185	—
End of period	$270,598	$238,870	$1,032

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$—	$—	$—	$1
Cost of shares redeemed	—	—	—	(28)
Change in net assets resulting from Class A capital transactions	—	—	—	(27)
Class I
Proceeds from shares issued	174	539	—	—
Distributions reinvested	48	212	524	1,740
Cost of shares redeemed	(1,723)	(2,739)	(6,804)	(1,622)
Change in net assets resulting from Class I capital transactions	(1,501)	(1,988)	(6,280)	118
Class R2
Distributions reinvested	—	1	—	1
Cost of shares redeemed	—	(37)	—	—
Change in net assets resulting from Class R2 capital transactions	—	(36)	—	1
Class R3
Proceeds from shares issued	177	251	—	—
Distributions reinvested	118	287	1	1
Cost of shares redeemed	(694)	(2,820)	—	—
Change in net assets resulting from Class R3 capital transactions	(399)	(2,282)	1	1
Class R4
Proceeds from shares issued	2,406	5,517	—	—
Distributions reinvested	365	583	1	2
Cost of shares redeemed	(1,919)	(3,553)	—	—
Change in net assets resulting from Class R4 capital transactions	852	2,547	1	2
Class R5
Proceeds from shares issued	1,141	3,137	—	—
Distributions reinvested	393	711	1	2
Cost of shares redeemed	(853)	(8,742)	—	—
Change in net assets resulting from Class R5 capital transactions	681	(4,894)	1	2
Class R6
Proceeds from shares issued	32,928	107,335	21	1,763
Distributions reinvested	13,383	27,051	29	2
Cost of shares redeemed	(86,243)	(207,398)	(8)	(729)
Change in net assets resulting from Class R6 capital transactions	(39,932)	(73,012)	42	1,036
Total change in net assets resulting from capital transactions	$(40,299)	$(79,665)	$(6,235)	$1,133

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2015 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS:
Class A (a)
Redeemed	—	—	—	(2)
Change in Class A Shares	—	—	—	(2)
Class I
Issued	10	28	(1)	—
Reinvested	3	11	39	108
Redeemed	(104)	(144)	(471)	(104)
Change in Class I Shares	(91)	(105)	(433)	4
Class R2
Redeemed	—	(2)	—	—
Change in Class R2 Shares	—	(2)	—	—
Class R3
Issued	11	13	—	—
Reinvested	7	15	—(b)	1
Redeemed	(42)	(146)	—	—
Change in Class R3 Shares	(24)	(118)	—	1
Class R4
Issued	146	294	—	—
Reinvested	23	31	—(b)	—
Redeemed	(118)	(189)	—	—
Change in Class R4 Shares	51	136	—	—
Class R5
Issued	69	168	—	—
Reinvested	25	38	—(b)	—
Redeemed	(52)	(458)	—	—
Change in Class R5 Shares	42	(252)	—	—
Class R6
Issued	2,007	5,859	2	112
Reinvested	836	1,415	2	—
Redeemed	(5,230)	(11,100)	(1)	(45)
Change in Class R6 Shares	(2,387)	(3,826)	3	67

(a)
Liquidated on October 14, 2021 for JPMorgan SmartRetirement® Blend 2015 Fund.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$24	$602	$345	$1,623
Distributions reinvested	60	493	91	961
Cost of shares redeemed	(2,656)	(4,973)	(8,292)	(9,133)
Change in net assets resulting from Class I capital transactions	(2,572)	(3,878)	(7,856)	(6,549)
Class R2
Proceeds from shares issued	—	—	55	88
Distributions reinvested	—	1	22	50
Cost of shares redeemed	—	(10)	(20)	(37)
Change in net assets resulting from Class R2 capital transactions	—	(9)	57	101
Class R3
Proceeds from shares issued	386	3,694	840	10,880
Distributions reinvested	205	1,593	368	1,817
Cost of shares redeemed	(11,844)	(17,191)	(11,809)	(23,859)
Change in net assets resulting from Class R3 capital transactions	(11,253)	(11,904)	(10,601)	(11,162)
Class R4
Proceeds from shares issued	13,091	4,170	15,286	7,878
Distributions reinvested	705	808	1,021	1,404
Cost of shares redeemed	(1,826)	(3,519)	(3,602)	(5,174)
Change in net assets resulting from Class R4 capital transactions	11,970	1,459	12,705	4,108
Class R5
Proceeds from shares issued	548	10,835	1,676	16,540
Distributions reinvested	483	1,066	971	2,382
Cost of shares redeemed	(2,116)	(23,822)	(6,920)	(39,118)
Change in net assets resulting from Class R5 capital transactions	(1,085)	(11,921)	(4,273)	(20,196)
Class R6
Proceeds from shares issued	33,176	196,568	91,901	422,533
Distributions reinvested	24,413	59,792	40,961	87,911
Cost of shares redeemed	(161,151)	(443,902)	(249,425)	(564,818)
Change in net assets resulting from Class R6 capital transactions	(103,562)	(187,542)	(116,563)	(54,374)
Total change in net assets resulting from capital transactions	$(106,502)	$(213,795)	$(126,531)	$(88,072)
SHARE TRANSACTIONS:
Class I
Issued	1	28	17	70
Reinvested	3	24	5	40
Redeemed	(144)	(242)	(403)	(419)
Change in Class I Shares	(140)	(190)	(381)	(309)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	—	—	2	5
Reinvested	—	—	1	2
Redeemed	—	—	(1)	(2)
Change in Class R2 Shares	—	—	2	5
Class R3
Issued	21	178	41	455
Reinvested	12	75	18	76
Redeemed	(618)	(827)	(553)	(1,012)
Change in Class R3 Shares	(585)	(574)	(494)	(481)
Class R4
Issued	684	200	724	335
Reinvested	40	38	51	58
Redeemed	(101)	(170)	(177)	(217)
Change in Class R4 Shares	623	68	598	176
Class R5
Issued	29	526	82	712
Reinvested	27	50	49	98
Redeemed	(114)	(1,122)	(343)	(1,638)
Change in Class R5 Shares	(58)	(546)	(212)	(828)
Class R6
Issued	1,800	9,634	4,503	18,571
Reinvested	1,368	2,799	2,064	3,652
Redeemed	(8,774)	(21,159)	(12,252)	(24,164)
Change in Class R6 Shares	(5,606)	(8,726)	(5,685)	(1,941)
SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$139	$1,602	$239	$1,289
Distributions reinvested	128	1,068	44	627
Cost of shares redeemed	(6,681)	(10,615)	(4,385)	(7,114)
Change in net assets resulting from Class I capital transactions	(6,414)	(7,945)	(4,102)	(5,198)
Class R2
Proceeds from shares issued	218	137	718	109
Distributions reinvested	6	2	1	1
Cost of shares redeemed	(30)	(24)	(650)	(783)
Change in net assets resulting from Class R2 capital transactions	194	115	69	(673)
Class R3
Proceeds from shares issued	2,177	9,267	1,442	6,946
Distributions reinvested	580	2,490	357	1,643
Cost of shares redeemed	(13,465)	(22,084)	(10,595)	(9,556)
Change in net assets resulting from Class R3 capital transactions	(10,708)	(10,327)	(8,796)	(967)
Class R4
Proceeds from shares issued	16,546	9,816	14,685	9,934
Distributions reinvested	1,169	1,870	1,096	1,968
Cost of shares redeemed	(3,236)	(6,303)	(1,573)	(3,107)
Change in net assets resulting from Class R4 capital transactions	14,479	5,383	14,208	8,795
Class R5
Proceeds from shares issued	2,126	17,111	1,942	16,716
Distributions reinvested	1,031	2,709	808	2,118
Cost of shares redeemed	(2,251)	(53,272)	(1,415)	(44,165)
Change in net assets resulting from Class R5 capital transactions	906	(33,452)	1,335	(25,331)
Class R6
Proceeds from shares issued	119,747	538,704	133,891	523,087
Distributions reinvested	45,850	104,184	42,769	104,483
Cost of shares redeemed	(277,787)	(573,144)	(243,023)	(484,901)
Change in net assets resulting from Class R6 capital transactions	(112,190)	69,744	(66,363)	142,669
Total change in net assets resulting from capital transactions	$(113,733)	$23,518	$(63,649)	$119,295
SHARE TRANSACTIONS:
Class I
Issued	7	64	10	47
Reinvested	6	40	2	22
Redeemed	(300)	(443)	(184)	(258)
Change in Class I Shares	(287)	(339)	(172)	(189)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	8	6	27	4
Reinvested	—(a)	—(a)	—(a)	—(a)
Redeemed	(1)	(1)	(26)	(26)
Change in Class R2 Shares	7	5	1	(22)
Class R3
Issued	99	360	60	254
Reinvested	27	95	15	57
Redeemed	(580)	(855)	(420)	(339)
Change in Class R3 Shares	(454)	(400)	(345)	(28)
Class R4
Issued	718	385	592	356
Reinvested	54	71	47	69
Redeemed	(147)	(243)	(68)	(111)
Change in Class R4 Shares	625	213	571	314
Class R5
Issued	97	676	83	604
Reinvested	48	103	35	74
Redeemed	(100)	(2,051)	(59)	(1,538)
Change in Class R5 Shares	45	(1,272)	59	(860)
Class R6
Issued	5,414	21,696	5,618	19,456
Reinvested	2,125	3,953	1,831	3,644
Redeemed	(12,560)	(22,361)	(10,166)	(17,461)
Change in Class R6 Shares	(5,021)	3,288	(2,717)	5,639

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$183	$1,053	$209	$1,289
Distributions reinvested	49	382	67	384
Cost of shares redeemed	(3,139)	(3,029)	(3,043)	(2,990)
Change in net assets resulting from Class I capital transactions	(2,907)	(1,594)	(2,767)	(1,317)
Class R2
Proceeds from shares issued	87	12	8	—
Distributions reinvested	1	1	—	1
Cost of shares redeemed	(28)	(17)	—	(17)
Change in net assets resulting from Class R2 capital transactions	60	(4)	8	(16)
Class R3
Proceeds from shares issued	1,652	4,614	1,576	4,125
Distributions reinvested	376	1,585	192	895
Cost of shares redeemed	(6,597)	(12,091)	(6,173)	(5,451)
Change in net assets resulting from Class R3 capital transactions	(4,569)	(5,892)	(4,405)	(431)
Class R4
Proceeds from shares issued	9,540	8,428	8,790	9,998
Distributions reinvested	811	1,678	592	1,124
Cost of shares redeemed	(1,778)	(4,567)	(1,588)	(4,774)
Change in net assets resulting from Class R4 capital transactions	8,573	5,539	7,794	6,348
Class R5
Proceeds from shares issued	2,822	10,224	1,954	10,737
Distributions reinvested	562	2,066	402	1,311
Cost of shares redeemed	(1,802)	(35,674)	(2,279)	(29,440)
Change in net assets resulting from Class R5 capital transactions	1,582	(23,384)	77	(17,392)
Class R6
Proceeds from shares issued	125,490	479,772	123,293	404,711
Distributions reinvested	36,853	97,186	27,820	71,514
Cost of shares redeemed	(202,560)	(459,465)	(177,164)	(346,370)
Change in net assets resulting from Class R6 capital transactions	(40,217)	117,493	(26,051)	129,855
Total change in net assets resulting from capital transactions	$(37,478)	$92,158	$(25,344)	$117,047
SHARE TRANSACTIONS:
Class I
Issued	7	37	8	41
Reinvested	2	13	3	12
Redeemed	(126)	(103)	(119)	(99)
Change in Class I Shares	(117)	(53)	(108)	(46)
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	4	1	—(a)	1
Reinvested	—(a)	—	—	—
Redeemed	(1)	(1)	—	(1)
Change in Class R2 Shares	3	—	—(a)	—
Class R3
Issued	67	159	62	138
Reinvested	15	53	8	29
Redeemed	(251)	(403)	(228)	(179)
Change in Class R3 Shares	(169)	(191)	(158)	(12)
Class R4
Issued	370	292	331	337
Reinvested	33	56	23	36
Redeemed	(71)	(157)	(64)	(160)
Change in Class R4 Shares	332	191	290	213
Class R5
Issued	116	353	76	359
Reinvested	23	69	16	42
Redeemed	(72)	(1,194)	(89)	(956)
Change in Class R5 Shares	67	(772)	3	(555)
Class R6
Issued	5,050	16,987	4,821	13,868
Reinvested	1,512	3,236	1,105	2,300
Redeemed	(8,121)	(15,767)	(6,882)	(11,575)
Change in Class R6 Shares	(1,559)	4,456	(956)	4,593

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$111	$726	$90	$589
Distributions reinvested	11	195	19	140
Cost of shares redeemed	(1,856)	(2,379)	(1,011)	(1,236)
Change in net assets resulting from Class I capital transactions	(1,734)	(1,458)	(902)	(507)
Class R2
Proceeds from shares issued	82	8	16	7
Distributions reinvested	1	1	—	1
Cost of shares redeemed	(29)	(27)	(17)	(20)
Change in net assets resulting from Class R2 capital transactions	54	(18)	(1)	(12)
Class R3
Proceeds from shares issued	750	3,498	413	1,575
Distributions reinvested	96	466	18	146
Cost of shares redeemed	(3,443)	(6,151)	(1,467)	(4,432)
Change in net assets resulting from Class R3 capital transactions	(2,597)	(2,187)	(1,036)	(2,711)
Class R4
Proceeds from shares issued	6,353	7,159	4,543	5,511
Distributions reinvested	553	1,234	301	623
Cost of shares redeemed	(1,291)	(3,923)	(881)	(3,094)
Change in net assets resulting from Class R4 capital transactions	5,615	4,470	3,963	3,040
Class R5
Proceeds from shares issued	1,681	7,906	1,897	6,464
Distributions reinvested	338	1,248	275	959
Cost of shares redeemed	(1,257)	(26,400)	(1,342)	(18,377)
Change in net assets resulting from Class R5 capital transactions	762	(17,246)	830	(10,954)
Class R6
Proceeds from shares issued	117,994	340,655	91,694	234,325
Distributions reinvested	21,011	55,923	11,478	30,328
Cost of shares redeemed	(141,422)	(308,345)	(79,936)	(181,321)
Change in net assets resulting from Class R6 capital transactions	(2,417)	88,233	23,236	83,332
Total change in net assets resulting from capital transactions	$(317)	$71,794	$26,090	$72,188
SHARE TRANSACTIONS:
Class I
Issued	4	23	4	20
Reinvested	—(a)	7	1	5
Redeemed	(72)	(79)	(40)	(42)
Change in Class I Shares	(68)	(49)	(35)	(17)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	3	1	1	1
Reinvested	—(a)	—	—	—
Redeemed	(1)	(1)	(1)	(1)
Change in Class R2 Shares	2	—	—	—
Class R3
Issued	29	118	16	54
Reinvested	4	16	1	4
Redeemed	(127)	(200)	(54)	(144)
Change in Class R3 Shares	(94)	(66)	(37)	(86)
Class R4
Issued	242	240	176	187
Reinvested	22	40	12	20
Redeemed	(51)	(131)	(34)	(104)
Change in Class R4 Shares	213	149	154	103
Class R5
Issued	67	263	76	216
Reinvested	14	40	11	32
Redeemed	(49)	(858)	(54)	(601)
Change in Class R5 Shares	32	(555)	33	(353)
Class R6
Issued	4,620	11,646	3,617	8,065
Reinvested	837	1,802	460	985
Redeemed	(5,512)	(10,280)	(3,141)	(6,110)
Change in Class R6 Shares	(55)	3,168	936	2,940

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended December 31, 2022 (Unaudited)(a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$20	$9,420	$20
Distributions reinvested	159	24	—
Cost of shares redeemed	(99)	(301)	—
Change in net assets resulting from Class I capital transactions	80	9,143	20
Class R2
Proceeds from shares issued	71	10	20
Distributions reinvested	1	1	—
Cost of shares redeemed	(39)	(16)	—
Change in net assets resulting from Class R2 capital transactions	33	(5)	20
Class R3
Proceeds from shares issued	318	1,083	20
Distributions reinvested	21	80	—
Cost of shares redeemed	(856)	(1,243)	—
Change in net assets resulting from Class R3 capital transactions	(517)	(80)	20
Class R4
Proceeds from shares issued	2,195	2,290	20
Distributions reinvested	67	28	—
Cost of shares redeemed	(259)	(282)	—
Change in net assets resulting from Class R4 capital transactions	2,003	2,036	20
Class R5
Proceeds from shares issued	991	2,708	20
Distributions reinvested	65	257	—
Cost of shares redeemed	(375)	(6,399)	—
Change in net assets resulting from Class R5 capital transactions	681	(3,434)	20
Class R6
Proceeds from shares issued	63,883	132,073	900
Distributions reinvested	4,257	8,224	6
Cost of shares redeemed	(39,749)	(58,995)	—
Change in net assets resulting from Class R6 capital transactions	28,391	81,302	906
Total change in net assets resulting from capital transactions	$30,671	$88,962	$1,006
SHARE TRANSACTIONS:
Class I
Issued	1	466	2
Reinvested	8	1	—
Redeemed	(5)	(13)	—
Change in Class I Shares	4	454	2

(a)
Commencement of operations was November 1, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan SmartRetirement® Blend 2060 Fund		JPMorgan SmartRetirement® Blend 2065 Fund
	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Period Ended December 31, 2022 (Unaudited)(a)
SHARE TRANSACTIONS: (continued)
Class R2
Issued	4	—	2
Reinvested	—(b)	—	—
Redeemed	(2)	(1)	—
Change in Class R2 Shares	2	(1)	2
Class R3
Issued	16	47	1
Reinvested	1	4	—
Redeemed	(40)	(53)	—
Change in Class R3 Shares	(23)	(2)	1
Class R4
Issued	109	99	1
Reinvested	4	1	—
Redeemed	(14)	(12)	—
Change in Class R4 Shares	99	88	1
Class R5
Issued	50	120	1
Reinvested	3	10	—
Redeemed	(19)	(275)	—
Change in Class R5 Shares	34	(145)	1
Class R6
Issued	3,239	5,858	60
Reinvested	219	344	—
Redeemed	(2,002)	(2,568)	—
Change in Class R6 Shares	1,456	3,634	60

(a)
Commencement of operations was November 1, 2022.
(b)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$16.42	$0.21	$(0.21)	$—	$(0.40)	$—	$(0.40)
Year Ended June 30, 2022	19.48	0.38	(2.66)	(2.28)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.33	2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45	0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42	0.29	0.71	(0.43)	—	(0.43)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	16.41	0.17	(0.21)	(0.04)	(0.34)	—	(0.34)
Year Ended June 30, 2022	19.47	0.26	(2.64)	(2.38)	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24	2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34	0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39	0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34	0.28	0.62	(0.34)	—	(0.34)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	16.39	0.19	(0.20)	(0.01)	(0.38)	—	(0.38)
Year Ended June 30, 2022	19.47	0.34	(2.67)	(2.33)	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28	2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35	0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43	0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31	0.35	0.66	(0.36)	—	(0.36)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	16.41	0.21	(0.20)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2022	19.48	0.39	(2.68)	(2.29)	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47	2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49	0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46	0.25	0.71	(0.43)	—	(0.43)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	16.42	0.23	(0.21)	0.02	(0.45)	—	(0.45)
Year Ended June 30, 2022	19.48	0.41	(2.68)	(2.27)	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35	2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45	0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50	0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50	0.23	0.73	(0.46)	—	(0.46)
SEE NOTES TO FINANCIAL STATEMENTS.

142	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.02	0.00% (h)	$1,983	0.30% (i)	2.49% (i)	0.52% (i)	14%
16.42	(12.25)	3,519	0.27	2.05	0.50	54
19.48	14.98	6,243	0.27	1.75	0.56	116
17.65	3.19	5,745	0.28	2.41	0.66	66
17.52	5.67	7,450	0.27	2.62	0.65	57
17.53	4.09	13,663	0.28	2.37	0.70	51

16.03	(0.25)	17	0.80(i)	2.08(i)	1.09(i)	14
16.41	(12.71)	17	0.78	1.37	1.03	54
19.47	14.42	56	0.77	1.25	1.06	116
17.64	2.68	49	0.78	1.93	2.67	66
17.51	5.13	48	0.77	2.28	1.16	57
17.53	3.57	46	0.78	1.90	1.47	51

16.00	(0.09)	5,251	0.55(i)	2.31(i)	0.77(i)	14
16.39	(12.48)	5,767	0.53	1.79	0.76	54
19.47	14.71	9,146	0.52	1.51	0.79	116
17.64	2.91	6,778	0.53	2.01	0.87	66
17.52	5.38	566	0.52	2.51	0.91	57
17.54	3.81	598	0.52	1.72	0.92	51

15.99	0.04	14,064	0.30(i)	2.58(i)	0.52(i)	14
16.41	(12.30)	13,606	0.28	2.09	0.51	54
19.48	15.01	13,511	0.27	2.47	0.54	116
17.65	3.18	1,705	0.28	2.40	0.63	66
17.52	5.66	2,290	0.27	2.86	0.65	57
17.52	4.10	4,716	0.28	2.61	0.67	51

15.99	0.12	14,405	0.15(i)	2.74(i)	0.37(i)	14
16.42	(12.18)	14,108	0.13	2.19	0.36	54
19.48	15.21	21,633	0.12	1.88	0.40	116
17.64	3.35	25,547	0.13	2.56	0.48	66
17.51	5.80	62,732	0.12	2.88	0.50	57
17.53	4.21	83,274	0.13	2.80	0.53	51
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$16.44	$0.23	$(0.20)	$0.03	$(0.47)	$—	$(0.47)
Year Ended June 30, 2022	19.49	0.43	(2.68)	(2.25)	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39	2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47	0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52	0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48	0.27	0.75	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than 0.005%.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

144	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$16.00	0.17%	$485,715	0.05% (i)	2.81% (i)	0.27% (i)	14%
16.44	(12.07)	538,482	0.03	2.30	0.26	54
19.49	15.32	712,820	0.02	2.04	0.29	116
17.65	3.46	450,928	0.03	2.69	0.38	66
17.52	5.90	351,885	0.02	3.00	0.40	57
17.54	4.35	284,279	0.03	2.71	0.44	51
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2015 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$13.81	$0.17	$(0.15)	$0.02	$(0.38)	$—	$(0.38)
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	13.76	0.14	(0.16)	(0.02)	(0.31)	—	(0.31)
Year Ended June 30, 2022	16.61	0.24	(2.22)	(1.98)	(0.24)	(0.63)	(0.87)
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	13.78	0.16	(0.16)	—	(0.35)	—	(0.35)
Year Ended June 30, 2022	16.64	0.28	(2.23)	(1.95)	(0.28)	(0.63)	(0.91)
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	13.81	0.18	(0.16)	0.02	(0.39)	—	(0.39)
Year Ended June 30, 2022	16.67	0.32	(2.23)	(1.91)	(0.32)	(0.63)	(0.95)
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	13.82	0.19	(0.16)	0.03	(0.41)	—	(0.41)
Year Ended June 30, 2022	16.68	0.34	(2.22)	(1.88)	(0.35)	(0.63)	(0.98)
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
SEE NOTES TO FINANCIAL STATEMENTS.

146	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.45	0.13%	$19,067	0.29% (h)	2.46% (h)	1.50% (h)	19%
13.81	(12.22)	25,557	0.28	2.00	1.14	58
16.67	15.28	30,778	0.27	1.76	1.26	107
14.75	(2.06)	28,222	0.22	2.46	1.41	125
15.99	5.75	30,411	0.19	2.79	1.44	50
15.87	4.12	30,323	0.19(h)	2.46(h)	1.36(h)	30

13.43	(0.12)	22	0.80(h)	2.03(h)	2.09(h)	19
13.76	(12.62)	22	0.77	1.51	1.65	58
16.61	14.67	26	0.78	1.25	1.82	107
14.70	(2.68)	22	0.85	1.83	2.08	125
15.94	5.05	23	0.85	2.13	1.97	50
15.83	3.46	21	0.85(h)	1.80(h)	2.00(h)	30

13.43	0.00	23	0.55(h)	2.28(h)	1.80(h)	19
13.78	(12.45)	23	0.53	1.75	1.41	58
16.64	14.98	26	0.53	1.50	2.01	107
14.72	(2.45)	22	0.60	2.08	4.58	125
15.96	5.29	23	0.60	2.38	1.72	50
15.85	3.74	22	0.60(h)	2.05(h)	1.75(h)	30

13.44	0.11	23	0.29(h)	2.54(h)	1.55(h)	19
13.81	(12.21)	23	0.28	2.00	1.15	58
16.67	15.22	26	0.28	1.75	1.54	107
14.75	(2.14)	23	0.35	2.33	3.05	125
15.98	5.60	23	0.35	2.63	1.47	50
15.86	3.96	22	0.35(h)	2.30(h)	1.50(h)	30

13.44	0.20	23	0.14(h)	2.69(h)	1.40(h)	19
13.82	(12.08)	23	0.12	2.16	1.00	58
16.68	15.37	26	0.13	1.90	1.75	107
14.76	(2.00)	23	0.20	2.48	5.06	125
15.99	5.74	23	0.20	2.78	1.32	50
15.87	4.11	22	0.21(h)	2.44(h)	1.36(h)	30
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2015 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$13.83	$0.20	$(0.16)	$0.04	$(0.42)	$—	$(0.42)
Year Ended June 30, 2022	16.69	0.37	(2.24)	(1.87)	(0.36)	(0.63)	(0.99)
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

148	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$13.45	0.30%	$971	0.04% (h)	2.79% (h)	1.28% (h)	19%
13.83	(11.99)	956	0.02	2.51	0.88	58
16.69	15.47	26	0.04	2.00	1.09	107
14.77	(1.91)	23	0.10	2.58	1.21	125
16.00	5.84	23	0.10	2.88	1.23	50
15.88	4.24	22	0.10(h)	2.55(h)	1.25(h)	30
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$18.32	$0.23	$(0.24)	$(0.01)	$(0.44)	$—	$(0.44)
Year Ended June 30, 2022	21.93	0.43	(2.98)	(2.55)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.70	0.37	2.71	3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50	0.53	1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48	0.53	1.01	(0.47)	—	(0.47)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	18.32	0.19	(0.24)	(0.05)	(0.39)	—	(0.39)
Year Ended June 30, 2022	21.96	0.32	(2.97)	(2.65)	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27	2.70	2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32	0.25	0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46	0.47	0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38	0.54	0.92	(0.38)	—	(0.38)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	18.27	0.20	(0.21)	(0.01)	(0.37)	—	(0.37)
Year Ended June 30, 2022	21.90	0.38	(2.98)	(2.60)	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32	2.70	3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41	0.20	0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58	0.40	0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45	0.52	0.97	(0.43)	—	(0.43)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	18.34	0.25	(0.25)	—	(0.50)	—	(0.50)
Year Ended June 30, 2022	21.94	0.43	(2.97)	(2.54)	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45	2.63	3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47	0.19	0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56	0.47	1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53	0.49	1.02	(0.48)	—	(0.48)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	18.34	0.25	(0.23)	0.02	(0.51)	—	(0.51)
Year Ended June 30, 2022	21.94	0.46	(2.99)	(2.53)	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40	2.72	3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50	0.19	0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55	0.51	1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58	0.47	1.05	(0.51)	—	(0.51)
SEE NOTES TO FINANCIAL STATEMENTS.

150	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.87	(0.03)%	$2,480	0.30% (h)	2.48% (h)	0.51% (h)	12%
18.32	(12.31)	5,098	0.28	2.04	0.50	56
21.93	15.85	10,270	0.27	1.73	0.53	127
19.70	3.43	12,068	0.27	2.38	0.61	58
19.53	5.66	17,098	0.28	2.61	0.62	33
19.63	5.32	26,229	0.30	2.41	0.64	55

17.88	(0.26)	17	0.80(h)	2.09(h)	1.15(h)	12
18.32	(12.71)	17	0.78	1.50	1.03	56
21.96	15.21	29	0.77	1.25	1.06	127
19.74	2.95	26	0.77	1.64	1.48	58
19.52	5.12	71	0.78	2.40	1.19	33
19.64	4.79	24	0.80	1.90	1.42	55

17.89	(0.08)	10,664	0.55(h)	2.12(h)	0.76(h)	12
18.27	(12.53)	21,581	0.53	1.79	0.75	56
21.90	15.53	38,449	0.52	1.50	0.78	127
19.68	3.17	36,312	0.52	2.12	0.86	58
19.51	5.42	30,988	0.52	3.03	0.87	33
19.62	5.07	2,387	0.53	2.23	0.89	55

17.84	0.00	25,870	0.30(h)	2.71(h)	0.51(h)	12
18.34	(12.25)	15,172	0.28	2.08	0.50	56
21.94	15.80	16,644	0.27	2.14	0.54	127
19.72	3.44	5,461	0.27	2.41	0.61	58
19.55	5.67	4,631	0.28	2.88	0.63	33
19.62	5.32	10,857	0.29	2.66	0.64	55

17.85	0.13	17,234	0.15(h)	2.72(h)	0.36(h)	12
18.34	(12.19)	18,776	0.13	2.18	0.35	56
21.94	16.01	34,438	0.12	1.88	0.38	127
19.71	3.58	41,625	0.12	2.53	0.46	58
19.54	5.83	182,770	0.13	2.84	0.47	33
19.64	5.49	214,924	0.14	2.95	0.49	55
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$18.35	$0.26	$(0.24)	$0.02	$(0.53)	$—	$(0.53)
Year Ended June 30, 2022	21.94	0.48	(2.99)	(2.51)	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44	2.69	3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53	0.18	0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58	0.51	1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54	0.52	1.06	(0.52)	—	(0.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

152	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$17.84	0.14%	$851,080	0.05% (h)	2.81% (h)	0.26% (h)	12%
18.35	(12.10)	978,258	0.03	2.31	0.25	56
21.94	16.07	1,360,729	0.02	2.05	0.27	127
19.72	3.70	852,403	0.02	2.68	0.36	58
19.55	5.99	618,142	0.03	2.99	0.37	33
19.64	5.57	492,601	0.05	2.74	0.39	55
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$20.26	$0.24	$(0.18)	$0.06	$(0.41)	$—	$(0.41)
Year Ended June 30, 2022	24.44	0.47	(3.61)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.88	0.39	3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45	0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51	0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47	0.78	1.25	(0.48)	—	(0.48)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	20.19	0.20	(0.18)	0.02	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.43	0.36	(3.62)	(3.26)	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27	3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34	0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43	0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43	0.71	1.14	(0.38)	—	(0.38)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	20.20	0.21	(0.17)	0.04	(0.39)	—	(0.39)
Year Ended June 30, 2022	24.40	0.41	(3.60)	(3.19)	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33	3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38	0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61	0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46	0.73	1.19	(0.44)	—	(0.44)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	20.28	0.26	(0.20)	0.06	(0.50)	—	(0.50)
Year Ended June 30, 2022	24.46	0.48	(3.62)	(3.14)	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48	3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45	0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55	0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53	0.72	1.25	(0.49)	—	(0.49)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	20.28	0.27	(0.18)	0.09	(0.52)	—	(0.52)
Year Ended June 30, 2022	24.45	0.51	(3.62)	(3.11)	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41	3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48	0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56	0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58	0.71	1.29	(0.52)	—	(0.52)
SEE NOTES TO FINANCIAL STATEMENTS.

154	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.91	0.29%	$4,541	0.31% (h)	2.29% (h)	0.50% (h)	12%
20.26	(13.48)	12,346	0.30	2.01	0.50	50
24.44	21.19	22,423	0.29	1.67	0.53	107
20.88	2.67	19,084	0.30	2.15	0.61	61
20.85	5.89	18,384	0.29	2.52	0.62	25
20.77	6.27	23,668	0.31	2.27	0.64	57

19.82	0.09	1,141	0.81(h)	1.99(h)	1.00(h)	12
20.19	(13.95)	1,103	0.80	1.56	1.00	50
24.43	20.54	1,230	0.79	1.18	1.03	107
20.88	2.21	980	0.80	1.64	1.12	61
20.84	5.38	958	0.79	2.10	1.12	25
20.76	5.72	816	0.80	2.02	1.14	57

19.85	0.21	19,606	0.56(h)	2.08(h)	0.75(h)	12
20.20	(13.70)	29,917	0.55	1.76	0.75	50
24.40	20.82	47,880	0.54	1.43	0.78	107
20.86	2.46	35,243	0.55	1.83	0.86	61
20.82	5.64	23,836	0.54	3.01	0.87	25
20.75	5.94	1,925	0.54	2.20	0.87	57

19.84	0.29	41,608	0.31(h)	2.57(h)	0.50(h)	12
20.28	(13.47)	30,405	0.30	2.07	0.49	50
24.46	21.14	32,349	0.29	2.07	0.53	107
20.91	2.71	7,401	0.30	2.13	0.61	61
20.87	5.90	7,896	0.29	2.71	0.62	25
20.76	6.23	18,420	0.30	2.54	0.63	57

19.85	0.44	38,149	0.16(h)	2.59(h)	0.35(h)	12
20.28	(13.37)	43,290	0.15	2.18	0.34	50
24.45	21.35	72,428	0.14	1.79	0.38	107
20.89	2.82	78,200	0.15	2.29	0.46	61
20.86	6.05	196,513	0.14	2.74	0.47	25
20.78	6.45	197,524	0.16	2.76	0.48	57
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$20.30	$0.28	$(0.19)	$0.09	$(0.54)	$—	$(0.54)
Year Ended June 30, 2022	24.46	0.54	(3.63)	(3.09)	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46	3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51	0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59	0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56	0.75	1.31	(0.54)	—	(0.54)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

156	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.85	0.46%	$1,567,990	0.06% (h)	2.71% (h)	0.25% (h)	12%
20.30	(13.28)	1,718,926	0.05	2.31	0.24	50
24.46	21.46	2,118,605	0.04	1.99	0.27	107
20.90	2.98	1,146,307	0.05	2.43	0.36	61
20.86	6.15	865,881	0.04	2.88	0.37	25
20.78	6.54	627,031	0.06	2.67	0.38	57
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$21.86	$0.23	$(0.04)	$0.19	$(0.42)	$—	$(0.42)
Year Ended June 30, 2022	26.66	0.50	(4.14)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.81	0.40	5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42	0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50	0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48	1.05	1.53	(0.50)	—	(0.50)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	21.90	0.22	(0.09)	0.13	(0.44)	—	(0.44)
Year Ended June 30, 2022	26.76	0.44	(4.22)	(3.78)	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27	5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07	0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41	0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37	1.05	1.42	(0.39)	—	(0.39)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	21.77	0.21	(0.04)	0.17	(0.40)	—	(0.40)
Year Ended June 30, 2022	26.59	0.44	(4.13)	(3.69)	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34	5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35	0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58	0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50	0.97	1.47	(0.45)	—	(0.45)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	21.87	0.26	(0.07)	0.19	(0.49)	—	(0.49)
Year Ended June 30, 2022	26.67	0.51	(4.15)	(3.64)	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51	5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42	0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56	0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53	1.00	1.53	(0.50)	—	(0.50)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	21.87	0.27	(0.06)	0.21	(0.51)	—	(0.51)
Year Ended June 30, 2022	26.66	0.54	(4.15)	(3.61)	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42	5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46	0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55	0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60	0.96	1.56	(0.53)	—	(0.53)
SEE NOTES TO FINANCIAL STATEMENTS.

158	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$21.63	0.86%	$6,724	0.32% (h)	2.03% (h)	0.50% (h)	11%
21.86	(14.35)	13,080	0.32	1.95	0.49	49
26.66	25.56	24,992	0.32	1.62	0.52	94
21.81	2.19	16,640	0.34	1.92	0.60	51
21.85	5.76	28,932	0.32	2.35	0.62	17
21.89	7.32	32,534	0.33	2.17	0.64	54

21.59	0.61	318	0.82(h)	2.03(h)	1.00(h)	11
21.90	(14.78)	140	0.82	1.79	1.01	49
26.76	24.95	44	0.82	1.10	1.05	94
21.87	1.64	37	0.83	0.30	1.21	51
21.86	5.24	591	0.82	1.93	1.13	17
21.90	6.78	25	0.83	1.66	1.39	54

21.54	0.76	33,938	0.57(h)	1.93(h)	0.74(h)	11
21.77	(14.58)	44,192	0.57	1.73	0.74	49
26.59	25.27	64,653	0.57	1.36	0.77	94
21.75	1.89	49,156	0.59	1.62	0.85	51
21.81	5.50	26,950	0.57	2.73	0.87	17
21.87	7.05	5,862	0.57	2.26	0.88	54

21.57	0.86	52,762	0.32(h)	2.38(h)	0.49(h)	11
21.87	(14.35)	39,828	0.32	2.02	0.49	49
26.67	25.57	42,877	0.32	2.04	0.52	94
21.82	2.14	9,940	0.34	1.93	0.60	51
21.88	5.75	9,072	0.32	2.62	0.62	17
21.88	7.33	26,233	0.33	2.39	0.63	54

21.57	0.97	44,423	0.17(h)	2.43(h)	0.34(h)	11
21.87	(14.25)	44,084	0.17	2.09	0.34	49
26.66	25.79	87,630	0.17	1.72	0.37	94
21.80	2.29	84,230	0.19	2.11	0.45	51
21.86	5.93	236,899	0.17	2.57	0.47	17
21.90	7.50	251,868	0.18	2.71	0.48	54
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$21.90	$0.28	$(0.06)	$0.22	$(0.54)	$—	$(0.54)
Year Ended June 30, 2022	26.67	0.58	(4.15)	(3.57)	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48	5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48	0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59	0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57	1.01	1.58	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

160	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$21.58	0.99%	$1,913,716	0.07% (h)	2.51% (h)	0.24% (h)	11%
21.90	(14.12)	2,051,907	0.07	2.26	0.24	49
26.67	25.90	2,411,541	0.06	1.93	0.27	94
21.81	2.40	1,294,750	0.09	2.22	0.35	51
21.87	6.03	880,234	0.07	2.76	0.37	17
21.91	7.58	593,600	0.08	2.56	0.38	54
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$23.50	$0.22	$0.12	$0.34	$(0.42)	$—	$(0.42)
Year Ended June 30, 2022	28.89	0.60	(4.64)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.56	0.45	6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40	(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48	0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48	1.26	1.74	(0.50)	—	(0.50)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	23.70	0.16	0.11	0.27	(0.36)	—	(0.36)
Year Ended June 30, 2022	28.90	0.20	(4.42)	(4.22)	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37	6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22	(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42	0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36	1.27	1.63	(0.39)	—	(0.39)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	23.43	0.21	0.10	0.31	(0.41)	—	(0.41)
Year Ended June 30, 2022	28.84	0.51	(4.61)	(4.10)	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40	6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33	(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62	0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44	1.24	1.68	(0.45)	—	(0.45)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	23.52	0.28	0.06	0.34	(0.51)	—	(0.51)
Year Ended June 30, 2022	28.91	0.59	(4.63)	(4.04)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62	6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41	(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56	0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54	1.20	1.74	(0.50)	—	(0.50)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	23.54	0.28	0.07	0.35	(0.53)	—	(0.53)
Year Ended June 30, 2022	28.91	0.61	(4.61)	(4.00)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49	6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46	(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55	0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60	1.18	1.78	(0.54)	—	(0.54)
SEE NOTES TO FINANCIAL STATEMENTS.

162	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$23.42	1.43%	$2,575	0.31% (h)	1.85% (h)	0.50% (h)	11%
23.50	(14.78)	6,629	0.29	2.12	0.50	32
28.89	30.42	13,615	0.30	1.74	0.53	50
22.56	1.14	11,645	0.36	1.77	0.62	55
22.80	5.73	12,979	0.35	2.16	0.63	16
22.78	8.09	16,393	0.34	2.08	0.65	52

23.61	1.14	55	0.81(h)	1.34(h)	1.28(h)	11
23.70	(15.18)	20	0.79	0.70	1.02	32
28.90	29.78	673	0.79	1.36	1.00	50
22.58	0.62	32	0.86	0.98	1.52	55
22.78	5.20	73	0.85	1.90	1.19	16
22.79	7.55	25	0.85	1.56	1.40	52

23.33	1.31	24,116	0.56(h)	1.79(h)	0.74(h)	11
23.43	(14.98)	32,276	0.54	1.85	0.74	32
28.84	30.07	40,550	0.55	1.51	0.77	50
22.53	0.89	27,429	0.61	1.49	0.86	55
22.77	5.47	14,104	0.60	2.81	0.88	16
22.77	7.79	808	0.59	1.91	0.88	52

23.35	1.43	51,574	0.31(h)	2.30(h)	0.49(h)	11
23.52	(14.77)	38,531	0.29	2.15	0.49	32
28.91	30.37	38,286	0.31	2.36	0.53	50
22.59	1.14	10,389	0.36	1.81	0.61	55
22.83	5.74	11,118	0.35	2.52	0.62	16
22.78	8.09	22,824	0.35	2.32	0.64	52

23.36	1.50	36,251	0.16(h)	2.34(h)	0.34(h)	11
23.54	(14.64)	35,173	0.14	2.20	0.34	32
28.91	30.59	68,066	0.16	1.87	0.38	50
22.58	1.30	60,357	0.21	2.00	0.46	55
22.82	5.89	143,007	0.20	2.45	0.47	16
22.80	8.26	149,445	0.20	2.60	0.49	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$23.55	$0.29	$0.08	$0.37	$(0.56)	$—	$(0.56)
Year Ended June 30, 2022	28.92	0.66	(4.65)	(3.99)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56	6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48	(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58	0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57	1.23	1.80	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

164	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$23.36	1.56%	$1,870,137	0.06% (h)	2.41% (h)	0.24% (h)	11%
23.55	(14.58)	1,949,560	0.04	2.37	0.24	32
28.92	30.76	2,230,329	0.05	2.11	0.27	50
22.58	1.41	1,036,805	0.11	2.11	0.36	55
22.82	5.99	776,195	0.10	2.61	0.37	16
22.80	8.35	537,095	0.09	2.47	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$24.42	$0.22	$0.23	$0.45	$(0.44)	$—	$(0.44)
Year Ended June 30, 2022	30.22	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.46	7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38	(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47	0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47	1.48	1.95	(0.51)	—	(0.51)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	24.40	0.24	0.15	0.39	(0.44)	—	(0.44)
Year Ended June 30, 2022	30.25	0.40	(4.91)	(4.51)	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30	7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14	(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45	0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35	1.48	1.83	(0.39)	—	(0.39)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	24.32	0.22	0.20	0.42	(0.41)	—	(0.41)
Year Ended June 30, 2022	30.13	0.52	(4.93)	(4.41)	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39	7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29	(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63	0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43	1.46	1.89	(0.45)	—	(0.45)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	24.41	0.27	0.19	0.46	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.21	0.60	(4.96)	(4.36)	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63	7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38	(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55	0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54	1.41	1.95	(0.51)	—	(0.51)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	24.44	0.28	0.19	0.47	(0.53)	—	(0.53)
Year Ended June 30, 2022	30.21	0.64	(4.95)	(4.31)	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49	7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43	(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54	0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62	1.37	1.99	(0.55)	—	(0.55)
SEE NOTES TO FINANCIAL STATEMENTS.

166	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.43	1.84%	$2,809	0.31% (h)	1.76% (h)	0.51% (h)	8%
24.42	(15.25)	5,656	0.30	2.07	0.50	30
30.22	34.02	8,625	0.32	1.69	0.53	41
22.92	0.48	6,039	0.39	1.62	0.62	45
23.27	5.62	16,102	0.37	2.04	0.63	18
23.43	8.87	22,132	0.36	2.02	0.65	52

24.35	1.60	84	0.81(h)	1.90(h)	1.20(h)	8
24.40	(15.68)	29	0.80	1.38	1.08	30
30.25	33.34	38	0.83	1.14	1.05	41
22.93	(0.01)	34	0.89	0.58	1.43	45
23.25	5.12	122	0.87	1.98	1.17	18
23.43	8.33	25	0.86	1.49	1.40	52

24.33	1.73	25,173	0.56(h)	1.76(h)	0.75(h)	8
24.32	(15.44)	29,263	0.55	1.79	0.75	30
30.13	33.66	42,002	0.57	1.46	0.77	41
22.86	0.19	24,977	0.64	1.28	0.85	45
23.24	5.38	7,996	0.62	2.79	0.88	18
23.42	8.62	987	0.61	1.81	0.88	52

24.37	1.88	40,428	0.31(h)	2.18(h)	0.49(h)	8
24.41	(15.26)	32,393	0.30	2.09	0.50	30
30.21	34.00	34,312	0.33	2.33	0.53	41
22.92	0.48	9,393	0.39	1.63	0.61	45
23.29	5.63	9,186	0.36	2.40	0.63	18
23.42	8.88	18,927	0.36	2.28	0.64	52

24.38	1.92	26,524	0.16(h)	2.25(h)	0.35(h)	8
24.44	(15.10)	24,949	0.15	2.20	0.34	30
30.21	34.17	54,184	0.17	1.80	0.38	41
22.92	0.67	46,316	0.24	1.84	0.46	45
23.28	5.79	161,533	0.22	2.36	0.48	18
23.44	9.04	164,943	0.21	2.62	0.49	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$24.45	$0.29	$0.19	$0.48	$(0.55)	$—	$(0.55)
Year Ended June 30, 2022	30.21	0.67	(4.95)	(4.28)	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56	7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44	(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58	0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56	1.45	2.01	(0.57)	—	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

168	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.38	1.98%	$1,685,233	0.06% (h)	2.32% (h)	0.25% (h)	8%
24.45	(15.01)	1,728,200	0.05	2.33	0.25	30
30.21	34.30	2,001,424	0.07	2.03	0.27	41
22.92	0.74	1,011,011	0.14	1.93	0.36	45
23.29	5.94	690,079	0.12	2.52	0.38	18
23.44	9.13	461,883	0.11	2.40	0.39	52
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$25.07	$0.24	$0.30	$0.54	$(0.43)	$—	$(0.43)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.97	0.45	8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36	(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41	0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46	1.51	1.97	(0.50)	—	(0.50)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	25.06	0.22	0.25	0.47	(0.38)	—	(0.38)
Year Ended June 30, 2022	31.02	0.34	(5.06)	(4.72)	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30	8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19	(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43	0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.39)	—	(0.39)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	24.98	0.20	0.30	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2022	30.93	0.52	(5.15)	(4.63)	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28	(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62	0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45	1.47	1.92	(0.46)	—	(0.46)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	25.07	0.26	0.28	0.54	(0.48)	—	(0.48)
Year Ended June 30, 2022	31.00	0.61	(5.18)	(4.57)	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62	7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36	(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54	0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54	1.43	1.97	(0.51)	—	(0.51)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	25.10	0.27	0.29	0.56	(0.51)	—	(0.51)
Year Ended June 30, 2022	31.02	0.63	(5.17)	(4.54)	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46	8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41	(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60	1.41	2.01	(0.54)	—	(0.54)
SEE NOTES TO FINANCIAL STATEMENTS.

170	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$25.18	2.17%	$5,064	0.33% (h)	1.85% (h)	0.50% (h)	8%
25.07	(15.55)	7,763	0.32	2.05	0.50	26
31.00	37.07	10,992	0.34	1.63	0.53	36
22.97	(0.24)	6,487	0.41	1.56	0.62	56
23.43	5.58	7,330	0.38	1.80	0.64	21
23.39	9.01	13,361	0.36	1.97	0.67	49

25.15	1.87	24	0.83(h)	1.69(h)	1.12(h)	8
25.06	(15.96)	16	0.82	1.13	1.03	26
31.02	36.37	36	0.84	1.08	1.05	36
22.98	(0.73)	28	0.91	0.83	1.57	56
23.41	5.08	52	0.88	1.88	1.23	21
23.39	8.42	26	0.86	1.47	1.42	49

25.10	1.99	14,728	0.58(h)	1.55(h)	0.75(h)	8
24.98	(15.76)	18,610	0.57	1.76	0.75	26
30.93	36.74	23,407	0.59	1.37	0.77	36
22.92	(0.47)	14,447	0.66	1.21	0.86	56
23.38	5.31	5,652	0.63	2.74	0.91	21
23.37	8.75	369	0.62	1.89	0.90	49

25.13	2.15	31,577	0.33(h)	2.05(h)	0.50(h)	8
25.07	(15.55)	24,219	0.32	2.07	0.50	26
31.00	37.04	23,361	0.35	2.25	0.53	36
22.98	(0.20)	7,088	0.41	1.56	0.61	56
23.43	5.61	7,840	0.38	2.37	0.64	21
23.37	8.98	12,209	0.36	2.27	0.65	49

25.15	2.22	20,599	0.18(h)	2.08(h)	0.35(h)	8
25.10	(15.45)	20,491	0.17	2.08	0.35	26
31.02	37.29	42,522	0.20	1.69	0.38	36
22.98	(0.05)	40,370	0.26	1.75	0.46	56
23.43	5.72	105,708	0.23	2.32	0.49	21
23.40	9.19	105,034	0.21	2.54	0.50	49
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$25.14	$0.28	$0.29	$0.57	$(0.54)	$—	$(0.54)
Year Ended June 30, 2022	31.04	0.68	(5.18)	(4.50)	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55	8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43	(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57	0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

172	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$25.17	2.25%	$1,376,274	0.08% (h)	2.17% (h)	0.25% (h)	8%
25.14	(15.32)	1,398,380	0.07	2.29	0.25	26
31.04	37.40	1,584,255	0.09	1.98	0.27	36
23.00	0.02	723,411	0.16	1.85	0.36	56
23.46	5.87	564,943	0.13	2.49	0.39	21
23.42	9.27	379,003	0.11	2.37	0.41	49
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$25.03	$0.18	$0.37	$0.55	$(0.35)	$—	$(0.35)
Year Ended June 30, 2022	31.00	0.61	(5.19)	(4.58)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.96	0.44	8.04	8.48	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36	(0.36)	—	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40	0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47	1.50	1.97	(0.50)	—	(0.50)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	24.99	0.25	0.23	0.48	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.99	0.37	(5.10)	(4.73)	(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28	8.05	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16	(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44	0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34	1.51	1.85	(0.38)	—	(0.38)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	24.94	0.20	0.31	0.51	(0.37)	—	(0.37)
Year Ended June 30, 2022	30.93	0.51	(5.15)	(4.64)	(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38	8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28	(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54	0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41	1.50	1.91	(0.44)	—	(0.44)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	25.01	0.26	0.29	0.55	(0.47)	—	(0.47)
Year Ended June 30, 2022	30.97	0.61	(5.18)	(4.57)	(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64	7.83	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36	(0.36)	—	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53	0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53	1.44	1.97	(0.50)	—	(0.50)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	25.03	0.27	0.30	0.57	(0.50)	—	(0.50)
Year Ended June 30, 2022	30.97	0.62	(5.15)	(4.53)	(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47	8.04	8.51	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41	(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53	0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63	1.37	2.00	(0.54)	—	(0.54)
SEE NOTES TO FINANCIAL STATEMENTS.

174	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$25.23	2.20%	$812	0.34% (h)	1.40% (h)	0.51% (h)	8%
25.03	(15.62)	2,505	0.33	2.03	0.50	30
31.00	37.14	4,604	0.34	1.61	0.55	35
22.96	(0.03)	3,183	0.41	1.51	0.64	46
23.37	5.60	7,583	0.37	1.72	0.66	21
23.40	9.00	16,339	0.36	2.00	0.70	50

25.02	1.92	77	0.83(h)	1.97(h)	1.20(h)	8
24.99	(16.03)	24	0.82	1.22	1.04	30
30.99	36.45	46	0.85	1.05	1.06	35
22.95	(0.54)	31	0.91	0.69	1.60	46
23.34	5.12	77	0.88	1.95	1.22	21
23.40	8.46	25	0.86	1.46	1.45	50

25.08	2.04	8,563	0.58(h)	1.53(h)	0.75(h)	8
24.94	(15.83)	10,840	0.58	1.72	0.75	30
30.93	36.76	15,505	0.59	1.38	0.78	35
22.92	(0.26)	8,489	0.66	1.24	0.87	46
23.35	5.37	3,040	0.63	2.41	0.94	21
23.39	8.74	444	0.62	1.72	0.92	50

25.09	2.18	30,320	0.33(h)	2.00(h)	0.50(h)	8
25.01	(15.60)	24,896	0.33	2.04	0.50	30
30.97	37.11	26,235	0.34	2.31	0.53	35
22.95	(0.03)	6,401	0.41	1.55	0.62	46
23.38	5.62	5,910	0.38	2.32	0.65	21
23.39	9.01	10,425	0.36	2.25	0.68	50

25.10	2.26	17,461	0.18(h)	2.07(h)	0.35(h)	8
25.03	(15.47)	16,656	0.18	2.07	0.35	30
30.97	37.33	37,779	0.19	1.73	0.38	35
22.94	0.11	31,456	0.26	1.74	0.47	46
23.37	5.80	99,930	0.23	2.33	0.50	21
23.40	9.13	94,636	0.21	2.66	0.52	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$25.06	$0.28	$0.29	$0.57	$(0.52)	$—	$(0.52)
Year Ended June 30, 2022	30.99	0.68	(5.18)	(4.50)	(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55	7.99	8.54	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42	(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57	0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56	1.47	2.03	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

176	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$25.11	2.29%	$1,060,217	0.08% (h)	2.15% (h)	0.25% (h)	8%
25.06	(15.38)	1,059,409	0.08	2.28	0.25	30
30.99	37.43	1,211,998	0.09	1.96	0.27	35
22.96	0.27	595,698	0.16	1.82	0.37	46
23.38	5.85	397,215	0.13	2.50	0.41	21
23.42	9.26	246,132	0.11	2.39	0.44	50
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$24.84	$0.21	$0.33	$0.54	$(0.40)	$—	$(0.40)
Year Ended June 30, 2022	30.75	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.77	0.46	7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36	(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39	0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46	1.46	1.92	(0.49)	—	(0.49)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	24.81	0.23	0.25	0.48	(0.27)	—	(0.27)
Year Ended June 30, 2022	30.76	0.36	(5.03)	(4.67)	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28	7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16	(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44	0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34	1.46	1.80	(0.37)	—	(0.37)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	24.73	0.18	0.33	0.51	(0.34)	—	(0.34)
Year Ended June 30, 2022	30.66	0.48	(5.06)	(4.58)	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39	7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31	(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62	0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42	1.43	1.85	(0.43)	—	(0.43)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	24.81	0.26	0.28	0.54	(0.45)	—	(0.45)
Year Ended June 30, 2022	30.72	0.60	(5.12)	(4.52)	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60	7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35	(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54	0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55	1.36	1.91	(0.49)	—	(0.49)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	24.85	0.27	0.30	0.57	(0.48)	—	(0.48)
Year Ended June 30, 2022	30.74	0.62	(5.10)	(4.48)	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47	7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40	(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54	0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58	1.37	1.95	(0.53)	—	(0.53)
SEE NOTES TO FINANCIAL STATEMENTS.

178	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.98	2.18%	$1,218	0.33% (h)	1.66% (h)	0.54% (h)	6%
24.84	(15.52)	2,092	0.33	2.03	0.52	30
30.75	37.13	3,117	0.34	1.66	0.56	38
22.77	(0.15)	1,803	0.41	1.55	0.72	54
23.18	5.57	2,906	0.38	1.72	0.73	21
23.01	8.93	5,849	0.36	2.02	0.86	48

25.02	1.94	21	0.83(h)	1.79(h)	1.09(h)	6
24.81	(15.95)	21	0.83	1.19	1.04	30
30.76	36.45	38	0.85	1.05	1.08	38
22.77	(0.68)	37	0.91	0.69	2.77	54
23.16	5.10	75	0.88	1.94	1.29	21
23.01	8.38	26	0.86	1.46	1.59	48

24.90	2.04	2,088	0.59(h)	1.44(h)	0.77(h)	6
24.73	(15.76)	2,989	0.58	1.60	0.77	30
30.66	36.79	6,346	0.59	1.40	0.79	38
22.71	(0.40)	2,472	0.66	1.34	0.91	54
23.14	5.38	1,190	0.63	2.79	1.02	21
22.99	8.61	110	0.62	1.79	1.06	48

24.90	2.18	16,904	0.33(h)	2.03(h)	0.52(h)	6
24.81	(15.54)	13,033	0.33	2.05	0.52	30
30.72	37.15	12,967	0.34	2.16	0.55	38
22.75	(0.15)	3,575	0.41	1.51	0.66	54
23.17	5.62	2,973	0.38	2.38	0.72	21
22.99	8.89	2,606	0.37	2.34	0.78	48

24.94	2.29	14,582	0.18(h)	2.08(h)	0.37(h)	6
24.85	(15.40)	13,728	0.18	2.08	0.37	30
30.74	37.33	27,827	0.20	1.73	0.40	38
22.76	—	22,992	0.26	1.72	0.51	54
23.18	5.77	44,012	0.23	2.38	0.57	21
23.01	9.05	39,178	0.21	2.52	0.64	48
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$24.88	$0.28	$0.30	$0.58	$(0.51)	$—	$(0.51)
Year Ended June 30, 2022	30.76	0.68	(5.13)	(4.45)	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54	7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42	(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57	0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56	1.43	1.99	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

180	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$24.95	2.32%	$613,784	0.08% (h)	2.17% (h)	0.27% (h)	6%
24.88	(15.31)	588,779	0.08	2.29	0.27	30
30.76	37.44	637,501	0.09	1.95	0.29	38
22.78	0.11	322,860	0.16	1.84	0.41	54
23.20	5.87	209,571	0.13	2.53	0.47	21
23.03	9.23	123,241	0.11	2.41	0.55	48
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Six Months Ended December 31, 2022 (Unaudited)	$19.37	$0.19	$0.25	$0.44	$(0.34)	$—	$(0.34)
Year Ended June 30, 2022	23.77	0.86	(4.36)	(3.50)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.63	0.35	6.12	6.47	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.96	0.23	(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32	0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34	1.16	1.50	(0.39)	—	(0.39)
Class R2
Six Months Ended December 31, 2022 (Unaudited)	19.32	0.15	0.24	0.39	(0.26)	—	(0.26)
Year Ended June 30, 2022	23.76	0.29	(3.91)	(3.62)	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23	6.14	6.37	(0.22)	—	(0.22)
Year Ended June 30, 2020	17.94	0.16	(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29	0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25	1.16	1.41	(0.30)	—	(0.30)
Class R3
Six Months Ended December 31, 2022 (Unaudited)	19.29	0.15	0.26	0.41	(0.25)	—	(0.25)
Year Ended June 30, 2022	23.71	0.38	(3.94)	(3.56)	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29	6.12	6.41	(0.28)	—	(0.28)
Year Ended June 30, 2020	17.92	0.23	(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39	0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29	1.16	1.45	(0.35)	—	(0.35)
Class R4
Six Months Ended December 31, 2022 (Unaudited)	19.38	0.22	0.22	0.44	(0.34)	—	(0.34)
Year Ended June 30, 2022	23.80	0.47	(3.99)	(3.52)	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32	6.16	6.48	(0.33)	—	(0.33)
Year Ended June 30, 2020	17.97	0.28	(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41	0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41	1.08	1.49	(0.39)	—	(0.39)
Class R5
Six Months Ended December 31, 2022 (Unaudited)	19.35	0.22	0.24	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2022	23.74	0.50	(3.98)	(3.48)	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38	6.12	6.50	(0.36)	—	(0.36)
Year Ended June 30, 2020	17.94	0.31	(0.31)	—	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58	0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58	0.95	1.53	(0.42)	—	(0.42)
SEE NOTES TO FINANCIAL STATEMENTS.

182	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.47	2.26%	$9,361	0.33% (h)	1.92% (h)	0.57% (h)	5%
19.37	(15.42)	9,233	0.33	4.00	0.62	21
23.77	36.93	540	0.34	1.63	0.66	34
17.63	(0.19)	250	0.41	1.27	1.77	53
17.96	5.83	534	0.38	1.87	1.53	34
17.49	9.18	1,191	0.37	1.97	5.09	79

19.45	2.03	56	0.84(h)	1.55(h)	1.28(h)	5
19.32	(15.88)	27	0.83	1.28	1.29	21
23.76	36.31	36	0.85	1.11	1.23	34
17.61	(0.74)	27	0.91	0.89	1.61	53
17.94	5.28	41	0.89	1.68	2.20	34
17.49	8.63	24	0.87	1.45	6.08	79

19.45	2.14	1,629	0.59(h)	1.53(h)	0.83(h)	5
19.29	(15.67)	2,066	0.58	1.68	0.85	21
23.71	36.66	2,590	0.59	1.36	0.90	34
17.58	(0.46)	1,205	0.66	1.28	1.18	53
17.92	5.51	830	0.64	2.25	1.58	34
17.48	8.85	256	0.63	1.64	3.29	79

19.48	2.27	3,920	0.33(h)	2.25(h)	0.57(h)	5
19.38	(15.48)	1,980	0.33	2.12	0.61	21
23.80	36.93	338	0.35	1.54	0.73	34
17.65	(0.17)	255	0.41	1.52	0.97	53
17.97	5.80	360	0.38	2.37	1.58	34
17.48	9.13	911	0.37	2.32	3.61	79

19.46	2.37	3,724	0.18(h)	2.17(h)	0.42(h)	5
19.35	(15.34)	3,030	0.18	2.17	0.44	21
23.74	37.18	7,173	0.19	1.81	0.51	34
17.60	(0.06)	3,779	0.26	1.74	0.81	53
17.94	5.95	4,129	0.24	3.33	1.18	34
17.49	9.36	634	0.22	3.30	3.91	79
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	183

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R6
Six Months Ended December 31, 2022 (Unaudited)	$19.37	$0.22	$0.25	$0.47	$(0.37)	$—	$(0.37)
Year Ended June 30, 2022	23.75	0.53	(3.99)	(3.46)	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43	6.09	6.52	(0.38)	—	(0.38)
Year Ended June 30, 2020	17.95	0.33	(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46	0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48	1.06	1.54	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

184	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return(d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)	Net investment income (loss)(b)	Expenses without waivers and reimbursements(f)	Portfolio turnover rate(d)

$19.47	2.43%	$251,908	0.08% (h)	2.22% (h)	0.32% (h)	5%
19.37	(15.24)	222,534	0.08	2.33	0.34	21
23.75	37.29	186,508	0.09	1.97	0.39	34
17.61	0.04	71,093	0.16	1.84	0.67	53
17.95	6.09	35,217	0.14	2.62	1.10	34
17.49	9.45	10,800	0.12	2.69	3.38	79
SEE NOTES TO FINANCIAL STATEMENTS.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	185

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
November 1, 2022 (i) through December 31, 2022 (Unaudited)	$15.00	$0.09	$0.38	$0.47	$(0.09)	$15.38
Class R2
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.07	0.38	0.45	(0.07)	15.38
Class R3
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.08	0.38	0.46	(0.08)	15.38
Class R4
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.09	0.38	0.47	(0.09)	15.38
Class R5
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.09	0.38	0.47	(0.09)	15.38
Class R6
November 1, 2022 (i) through December 31, 2022 (Unaudited)	15.00	0.09	0.38	0.47	(0.09)	15.38

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average number of units outstanding.
(d)	Not annualized for periods less than one year.
(e)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Commencement of operations.

186

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (d)(e)	Net assets, end of period (000's)	Net expenses(f)(g)(h)	Net investment income (loss)(b)(h)	Expenses without waivers and reimbursements(f)(h)	Portfolio turnover rate(d)

3.11%	$21	0.27%	3.36%	21.74%	17%

3.03	20	0.77	2.85	22.20	17

3.07	20	0.52	3.10	21.96	17

3.11	20	0.27	3.35	21.71	17

3.14	21	0.12	3.50	21.56	17

3.15	930	0.02	3.60	19.79	17

187

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited)
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust IV (“JPM IV") (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 12 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan SmartRetirement® Blend 2065 Fund(1)	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM IV	Diversified

(1)	Commencement of operations was November 1, 2022.
JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation and the JPMorgan SmartRetirement® Blend 2015 Fund seeks to provide total return consisting of current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.
All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

188	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Funds are calculated on a valuation date.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
The following tables represent each valuation input as presented on the Schedule of Portfolio Investments:
JPMorgan SmartRetirement® Blend Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$21,256	$987	$22,243
Collateralized Mortgage Obligations	—	6,041	882	6,923
Commercial Mortgage-Backed Securities	—	3,181	—	3,181
Corporate Bonds	—	29,052	—	29,052
Exchange-Traded Funds	167,481	—	—	167,481
Foreign Government Securities	—	547	—	547
Investment Companies	199,137	—	—	199,137
Mortgage-Backed Securities	—	29,723	—	29,723
U.S. Treasury Obligations	—	24,878	—	24,878
Short-Term Investments
Investment Companies	37,547	—	—	37,547
Total Investments in Securities	$404,165	$114,678	$1,869	$520,712
Appreciation in Other Financial Instruments
Futures Contracts	$964	$—	$—	$964

JPMorgan SmartRetirement® Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$598	$62	$660
Collateralized Mortgage Obligations	—	152	—	152
Commercial Mortgage-Backed Securities	—	166	—	166
Corporate Bonds	—	949	—	949
Exchange-Traded Funds	6,323	—	—	6,323
Investment Companies	7,866	—	—	7,866
Mortgage-Backed Securities	—	1,171	—	1,171
U.S. Treasury Obligations	—	1,531	—	1,531
Short-Term Investments
Investment Companies	1,340	—	—	1,340
Total Investments in Securities	$15,529	$4,567	$62	$20,158
Appreciation in Other Financial Instruments
Futures Contracts	$35	$—	$—	$35

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$40,491	$1,933	$42,424
Collateralized Mortgage Obligations	—	11,559	1,123	12,682
Commercial Mortgage-Backed Securities	—	5,703	—	5,703
Corporate Bonds	—	50,816	—	50,816
Exchange-Traded Funds	286,976	—	—	286,976
Foreign Government Securities	—	584	—	584

190	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2020 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment Companies	$353,074	$—	$—	$353,074
Mortgage-Backed Securities	—	55,556	—	55,556
U.S. Treasury Obligations	—	35,795	—	35,795
Short-Term Investments
Investment Companies	71,107	—	—	71,107
Total Investments in Securities	$711,157	$200,504	$3,056	$914,717
Appreciation in Other Financial Instruments
Futures Contracts	$1,527	$—	$—	$1,527

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$61,343	$2,748	$64,091
Collateralized Mortgage Obligations	—	19,993	2,438	22,431
Commercial Mortgage-Backed Securities	—	8,906	—	8,906
Corporate Bonds	—	90,759	—	90,759
Exchange-Traded Funds	525,551	—	—	525,551
Foreign Government Securities	—	1,097	—	1,097
Investment Companies	717,149	—	—	717,149
Mortgage-Backed Securities	—	84,707	—	84,707
U.S. Treasury Obligations	—	89,772	—	89,772
Short-Term Investments
Investment Companies	109,691	—	—	109,691
Total Investments in Securities	$1,352,391	$356,577	$5,186	$1,714,154
Appreciation in Other Financial Instruments
Futures Contracts	$2,013	$—	$—	$2,013
Depreciation in Other Financial Instruments
Futures Contracts	(1,246)	—	—	(1,246)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$767	$—	$—	$767

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$58,877	$2,567	$61,444
Collateralized Mortgage Obligations	—	19,932	3,146	23,078
Commercial Mortgage-Backed Securities	—	10,807	—	10,807
Corporate Bonds	—	88,579	—	88,579
Exchange-Traded Funds	659,092	—	—	659,092
Foreign Government Securities	—	1,091	—	1,091
Investment Companies	997,121	—	—	997,121
Mortgage-Backed Securities	—	81,957	—	81,957

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2030 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$84,467	$—	$84,467
Short-Term Investments
Investment Companies	92,603	—	—	92,603
Total Investments in Securities	$1,748,816	$345,710	$5,713	$2,100,239
Appreciation in Other Financial Instruments
Futures Contracts	$2,666	$—	$—	$2,666
Depreciation in Other Financial Instruments
Futures Contracts	(1,542)	—	—	(1,542)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,124	$—	$—	$1,124

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$12,491	$511	$13,002
Collateralized Mortgage Obligations	—	5,799	421	6,220
Commercial Mortgage-Backed Securities	—	3,459	—	3,459
Corporate Bonds	—	20,546	—	20,546
Exchange-Traded Funds	701,271	—	—	701,271
Investment Companies	1,160,422	—	—	1,160,422
Mortgage-Backed Securities	—	20,134	—	20,134
U.S. Treasury Obligations	—	30,933	—	30,933
Short-Term Investments
Investment Companies	69,790	—	—	69,790
Total Investments in Securities	$1,931,483	$93,362	$932	$2,025,777
Appreciation in Other Financial Instruments
Futures Contracts	$2,554	$—	$—	$2,554
Depreciation in Other Financial Instruments
Futures Contracts	(1,492)	—	—	(1,492)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,062	$—	$—	$1,062
There were no significant transfers into or out of level 3 for the six months ended December 31, 2022.
JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$660,670	$—	$—	$660,670
Investment Companies	1,111,043	—	—	1,111,043
U.S. Treasury Obligations	—	5,568	—	5,568

192	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2040 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Investment Companies	$49,526	$—	$—	$49,526
Total Investments in Securities	$1,821,239	$5,568	$—	$1,826,807
Appreciation in Other Financial Instruments
Futures Contracts	$2,733	$—	$—	$2,733
Depreciation in Other Financial Instruments
Futures Contracts	(951)	—	—	(951)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,782	$—	$—	$1,782

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$564,942	$—	$—	$564,942
Investment Companies	878,618	—	—	878,618
U.S. Treasury Obligations	—	4,582	—	4,582
Short-Term Investments
Investment Companies	30,993	—	—	30,993
Total Investments in Securities	$1,474,553	$4,582	$—	$1,479,135
Appreciation in Other Financial Instruments
Futures Contracts	$2,171	$—	$—	$2,171
Depreciation in Other Financial Instruments
Futures Contracts	(771)	—	—	(771)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,400	$—	$—	$1,400

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$437,947	$—	$—	$437,947
Investment Companies	675,772	—	—	675,772
U.S. Treasury Obligations	—	3,585	—	3,585
Short-Term Investments
Investment Companies	26,774	—	—	26,774
Total Investments in Securities	$1,140,493	$3,585	$—	$1,144,078
Appreciation in Other Financial Instruments
Futures Contracts	$1,693	$—	$—	$1,693

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Futures Contracts	$(599)	$—	$—	$(599)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,094	$—	$—	$1,094

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$251,543	$—	$—	$251,543
Investment Companies	391,209	—	—	391,209
U.S. Treasury Obligations	—	1,894	—	1,894
Short-Term Investments
Investment Companies	19,662	—	—	19,662
Total Investments in Securities	$662,414	$1,894	$—	$664,308
Appreciation in Other Financial Instruments
Futures Contracts	$836	$—	$—	$836
Depreciation in Other Financial Instruments
Futures Contracts	(344)	—	—	(344)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$492	$—	$—	$492

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$104,617	$—	$—	$104,617
Investment Companies	162,384	—	—	162,384
U.S. Treasury Obligations	—	755	—	755
Short-Term Investments
Investment Companies	8,233	—	—	8,233
Total Investments in Securities	$275,234	$755	$—	$275,989
Appreciation in Other Financial Instruments
Futures Contracts	$310	$—	$—	$310
Depreciation in Other Financial Instruments
Futures Contracts	(148)	—	—	(148)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$162	$—	$—	$162

194	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2065 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,013	$—	$—	$1,013

(a)	Please refer to the SOI for specifics of portfolio holdings.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
JPMorgan SmartRetirement® Blend Income Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$9,811	$—	$(23)	$—(a)	$—	$(160)	$807	$(9,448)	$987
Collateralized Mortgage Obligations	1,440	—	(4)	—(a)	287	(207)	451	(1,085)	882
Commercial Mortgage-Backed Securities	168	—	—	—	—	—	—	(168)	—
Total	$11,419	$—	$(27)	$—(a)	$287	$(367)	$1,258	$(10,701)	$1,869

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(27).
For the six months ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2015 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$68	$—	$(1)	$—(a)	$—	$(6)	$69	$(68)	$62
Collateralized Mortgage Obligations	76	—	—	—	—	—	—	(76)	—
Commercial Mortgage-Backed Securities	7	—	—	—	—	—	—	(7)	—
Total	$151	$—	$(1)	$—(a)	$—	$(6)	$69	$(151)	$62

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(1).
For the six months ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$18,962	$—	$(45)	$—(a)	$—	$(312)	$1,563	$(18,235)	$1,933
Collateralized Mortgage Obligations	4,381	—	(12)	—(a)	—	(390)	894	(3,750)	1,123
Commercial Mortgage-Backed Securities	265	—	—	—	—	—	—	(265)	—
Total	$23,608	$—	$(57)	$—(a)	$—	$(702)	$2,457	$(22,250)	$3,056

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(57).
For the six months ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2025 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$26,420	$—	$(64)	$—(a)	$—	$(458)	$2,316	$(25,466)	$2,748
Collateralized Mortgage Obligations	6,606	—	(8)	—(a)	850	(550)	1,147	(5,607)	2,438
Commercial Mortgage-Backed Securities	423	—	—	—	—	—	—	(423)	—
Total	$33,449	$—	$(72)	$—(a)	$850	$(1,008)	$3,463	$(31,496)	$5,186

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(71).
For the six months ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Investments in Securities:
Asset-Backed Securities	$24,987	$—	$(61)	$—(a)	$—	$(423)	$2,179	$(24,115)	$2,567
Collateralized Mortgage Obligations	6,096	—	(12)	—(a)	1,453	(584)	1,335	(5,142)	3,146

196	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2030 Fund	Balance as of June 30, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022
Commercial Mortgage-Backed Securities	$376	$—	$—	$—	$—	$—	$—	$(376)	$—
Total	$31,459	$—	$(73)	$—(a)	$1,453	$(1,007)	$3,514	$(29,633)	$5,713

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(82).
For the six months ended December 31, 2022, transfers in and out of level 3 were the result of decreased or increased transparency of market activity and observability of certain inputs used in determining fair value. This change in observability and resulting changes in levels does not impact liquidity or fair value of the Fund's investments or reflect any change in the investment strategy of the Fund.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of December 31, 2022, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 purchased when-issued securities, including To Be Announced securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.
JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2022, which are shown as a Receivable for Investment securities sold —  delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively,  on the Statements of Assets and Liabilities. The values of these securities held at December 31, 2022 are detailed on the SOIs.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds  and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
JPMorgan SmartRetirement® Blend Income Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$53,325	$6,154	$10,736	$— (b)	$3,116	$51,859	1,045	$380	$—

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend Income Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$8,939	$—	$1,213	$(18)	$(515)	$7,193	88	$130	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	13,153	1,222	2,348	(199)	780	12,608	173	127	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,193	1,006	2,250	(293)	857	10,513	202	99	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,847	2,118	4,757	(602)	(1,661)	47,945	6,734	928	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,017	125	9,415	(1,796)	1,368	299	51	125	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	26,933	2,567	4,143	(721)	(644)	23,992	1,633	585	—
JPMorgan Equity Index Fund Class R6 Shares (a)	108,970	12,188	20,396	(2,638)	4,911	103,035	1,790	938	22
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,866	70	6,809	(527)	607	207	25	72	—
JPMorgan High Yield Fund Class R6 Shares (a)	25,275	807	2,351	(315)	243	23,659	3,853	807	—
JPMorgan High Yield Research Enhanced ETF (a)	3,123	—	142	(25)	41	2,997	69	106	—
JPMorgan Inflation Managed Bond ETF (a)	43,296	—	1,893	(133)	(2,007)	39,263	856	880	122
JPMorgan U.S. Aggregate Bond ETF (a)	39,718	11,291	6,431	(926)	(604)	43,048	940	593	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c)	45,463	83,307	91,223	—	—	37,547	37,547	588	—
Total	$449,118	$120,855	$164,107	$(8,193)	$6,492	$404,165		$6,358	$144

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2015 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$2,476	$219	$840	$19	$131	$2,005	40	$14	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	373	—	152	12	(22)	211	3	4	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,451	68	580	(26)	(49)	1,864	262	36	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	464	5	446	(142)	130	11	2	5	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,236	66	310	(50)	(17)	925	63	23	—
JPMorgan Equity Index Fund Class R6 Shares (a)	4,798	602	1,552	191	11	4,050	70	36	1
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	309	3	314	(20)	24	2	—	3	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,171	34	197	(17)	23	1,014	165	34	—
JPMorgan High Yield Research Enhanced ETF (a)	150	—	161	(17)	28	—	—	2	—
JPMorgan Inflation Managed Bond ETF (a)	2,010	37	448	—(b)	(74)	1,525	33	36	5

198	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2015 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Aggregate Bond ETF (a)	$1,842	$350	$443	$(49)	$(9)	$1,691	37	$24	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c)	2,278	4,245	5,183	—	—	1,340	1,340	17	—
Total	$19,558	$5,629	$10,626	$(99)	$176	$14,638		$234	$6

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2020 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$96,934	$6,519	$18,145	$324	$4,596	$90,228	1,818	$678	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	13,419	—	2,556	217	(966)	10,114	124	187	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	23,860	2,092	4,992	(290)	1,390	22,060	304	222	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	20,303	547	3,342	(438)	1,326	18,396	353	178	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	95,225	2,519	6,171	(798)	(3,356)	87,419	12,278	1,656	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18,241	221	17,198	(3,391)	2,642	515	87	221	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	48,966	4,026	8,312	(1,399)	(1,297)	41,984	2,858	1,016	—
JPMorgan Equity Index Fund Class R6 Shares (a)	198,082	14,283	36,289	(4,302)	8,518	180,292	3,132	1,653	38
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	12,454	134	12,121	(852)	996	611	73	134	—
JPMorgan High Yield Fund Class R6 Shares (a)	46,029	1,424	5,133	(607)	540	42,253	6,882	1,425	—
JPMorgan High Yield Research Enhanced ETF (a)	5,417	—	251	(45)	72	5,193	119	184	—
JPMorgan Inflation Managed Bond ETF (a)	78,135	—	4,889	(371)	(3,478)	69,397	1,514	1,582	212
JPMorgan U.S. Aggregate Bond ETF (a)	71,571	20,700	18,015	(2,797)	129	71,588	1,563	1,034	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	83,356	140,406	152,655	—	—	71,107	71,107	1,017	—
Total	$811,992	$192,871	$290,069	$(14,749)	$11,112	$711,157		$11,187	$250

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2025 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$215,958	$18,948	$37,560	$(623)	$12,636	$209,359	4,218	$1,535	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	35,881	—	9,351	174	(1,952)	24,752	303	454	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	53,002	5,695	9,573	(375)	2,888	51,637	711	499	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	44,866	1,922	5,744	(846)	2,633	42,831	823	417	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	161,324	2,856	4,633	(533)	(6,545)	152,469	21,414	2,856	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	38,799	535	36,723	(9,300)	7,667	978	166	536	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	106,028	11,604	14,018	(3,354)	(2,438)	97,822	6,659	2,369	—
JPMorgan Equity Index Fund Class R6 Shares (a)	405,439	30,702	58,583	(6,182)	14,142	385,518	6,697	3,466	81
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	19,355	182	18,836	(1,463)	1,672	910	109	182	—
JPMorgan High Yield Fund Class R6 Shares (a)	83,677	2,685	6,752	(826)	668	79,452	12,940	2,683	—
JPMorgan High Yield Research Enhanced ETF (a)	7,993	—	1,107	(200)	234	6,920	158	260	—
JPMorgan Inflation Managed Bond ETF (a)	71,818	—	2,669	(284)	(3,334)	65,531	1,429	1,479	200
JPMorgan U.S. Aggregate Bond ETF (a)	121,240	21,225	13,410	(1,795)	(2,739)	124,521	2,720	1,713	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	86,271	227,837	204,417	—	—	109,691	109,691	1,297	—
Total	$1,451,651	$324,191	$423,376	$(25,607)	$25,532	$1,352,391		$19,746	$281

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2030 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$325,358	$31,440	$49,410	$(3,406)	$22,040	$326,022	6,569	$2,355	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	54,675	4,110	11,869	(13)	(2,744)	44,159	541	773	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	78,640	8,789	11,667	(176)	3,889	79,475	1,095	764	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	67,478	3,316	7,018	(1,068)	3,634	66,342	1,274	639	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	158,071	2,859	3,879	(571)	(6,491)	149,989	21,066	2,859	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	31,678	555	29,431	(8,867)	7,240	1,175	199	555	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	164,683	28,284	33,225	(7,583)	(577)	151,582	10,319	3,706	—

200	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2030 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$624,806	$45,467	$73,288	$(8,013)	$19,451	$608,423	10,568	$5,454	$127
JPMorgan High Yield Fund Class R6 Shares (a)	91,217	2,918	8,013	(977)	807	85,952	13,999	2,918	—
JPMorgan High Yield Research Enhanced ETF (a)	4,149	1,489	—	—	30	5,668	129	165	—
JPMorgan Inflation Managed Bond ETF (a)	13,894	—	879	(103)	(595)	12,317	269	282	38
JPMorgan U.S. Aggregate Bond ETF (a)	118,802	11,453	—	—	(5,146)	125,109	2,732	1,727	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	78,148	241,475	227,020	—	—	92,603	92,603	1,025	—
Total	$1,811,599	$382,155	$455,699	$(30,777)	$41,538	$1,748,816		$23,222	$165

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2035 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$364,580	$35,461	$41,907	$(4,353)	$25,146	$378,927	7,635	$2,707	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	60,874	4,679	10,798	(101)	(3,155)	51,499	631	898	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	89,372	9,462	11,205	(698)	4,947	91,878	1,265	879	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	75,817	4,310	6,533	(1,152)	3,937	76,379	1,467	727	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	243,406	7,504	3,563	(701)	(10,091)	236,555	33,224	4,429	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,663	236	12,984	(3,933)	3,123	1,105	187	237	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	183,956	30,822	31,594	(10,609)	1,440	174,015	11,846	4,266	—
JPMorgan Equity Index Fund Class R6 Shares (a)	706,869	59,082	68,806	(8,094)	19,624	708,675	12,310	6,319	149
JPMorgan High Yield Fund Class R6 Shares (a)	40,939	1,327	2,115	(258)	179	40,072	6,526	1,326	—
JPMorgan High Yield Research Enhanced ETF (a)	14,454	—	830	(158)	228	13,694	313	488	—
JPMorgan U.S. Aggregate Bond ETF (a)	81,298	17,439	6,286	(1,308)	(2,249)	88,894	1,941	1,225	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	86,236	179,190	195,636	—	—	69,790	69,790	916	—
Total	$1,962,464	$349,512	$392,257	$(31,365)	$43,129	$1,931,483		$24,417	$149

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2040 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$364,558	$34,051	$36,765	$(3,409)	$24,312	$382,747	7,712	$2,723	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	61,370	4,959	4,419	(447)	(3,586)	57,877	709	1,008	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	88,917	6,972	7,480	(620)	4,582	92,371	1,272	883	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	75,843	6,871	8,465	(1,295)	4,252	77,206	1,483	715	—
JPMorgan Core Bond Fund Class R6 Shares (a)	43,506	1,889	—	—	(1,955)	43,440	4,296	665	3
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	130,365	5,509	—	—	(5,750)	130,124	18,276	2,382	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	16,383	453	5,724	(2,843)	2,668	10,937	1,854	453	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	184,082	33,033	31,941	(10,221)	1,085	176,038	11,983	4,323	—
JPMorgan Equity Index Fund Class R6 Shares (a)	717,743	38,767	46,114	(5,452)	15,879	720,823	12,521	6,413	152
JPMorgan High Yield Fund Class R6 Shares (a)	30,708	992	1,960	(239)	180	29,681	4,834	990	—
JPMorgan High Yield Research Enhanced ETF (a)	7,623	—	391	(75)	112	7,269	166	258	—
JPMorgan U.S. Aggregate Bond ETF (a)	43,542	1,601	—	—	(1,943)	43,200	943	615	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	38,718	163,008	152,200	—	—	49,526	49,526	485	—
Total	$1,803,358	$298,105	$295,459	$(24,601)	$39,836	$1,821,239		$21,913	$155

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2045 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$320,330	$29,700	$29,747	$(2,628)	$20,949	$338,604	6,823	$2,404	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	53,611	4,150	2,812	(286)	(3,297)	51,366	629	889	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	78,306	7,858	7,883	(1,029)	4,519	81,771	1,126	782	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	66,587	4,019	4,857	(908)	3,297	68,138	1,308	644	—
JPMorgan Core Bond Fund Class R6 Shares (a)	17,588	863	—	—	(788)	17,663	1,747	269	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	52,701	2,528	—	—	(2,319)	52,910	7,431	965	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,464	226	—	—	106	6,796	1,152	227	—

202	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2045 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$161,548	$29,940	$28,164	$(9,444)	$1,472	$155,352	10,576	$3,823	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	631,823	32,347	34,720	(4,660)	13,500	638,290	11,087	5,674	135
JPMorgan High Yield Fund Class R6 Shares (a)	7,812	252	442	(50)	35	7,607	1,239	253	—
JPMorgan High Yield Research Enhanced ETF (a)	7,810	—	350	(67)	105	7,498	171	265	—
JPMorgan U.S. Aggregate Bond ETF (a)	17,601	747	—	—	(783)	17,565	384	249	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	36,169	136,600	141,776	—	—	30,993	30,993	373	—
Total	$1,458,350	$249,230	$250,751	$(19,072)	$36,796	$1,474,553		$16,817	$136

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2050 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$246,534	$25,156	$21,176	$(1,740)	$16,165	$264,939	5,338	$1,870	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	41,183	3,382	2,132	(217)	(2,529)	39,687	486	685	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	60,280	5,384	3,993	(571)	3,131	64,231	885	615	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	51,204	4,883	4,494	(656)	2,528	53,465	1,026	498	—
JPMorgan Core Bond Fund Class R6 Shares (a)	10,809	658	—	—	(481)	10,986	1,087	166	1
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	32,389	1,938	—	—	(1,417)	32,910	4,622	595	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,897	137	—	—	64	4,098	694	137	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	124,287	23,931	20,163	(6,262)	92	121,885	8,297	3,009	—
JPMorgan Equity Index Fund Class R6 Shares (a)	488,211	39,058	32,391	(4,410)	10,655	501,123	8,705	4,436	106
JPMorgan High Yield Fund Class R6 Shares (a)	4,833	157	211	(19)	10	4,770	777	157	—
JPMorgan High Yield Research Enhanced ETF (a)	4,835	—	160	(30)	55	4,700	107	165	—

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2050 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Aggregate Bond ETF (a)	$10,817	$587	$—	$—	$(479)	$10,925	239	$154	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (b)	26,791	110,636	110,653	—	—	26,774	26,774	306	—
Total	$1,106,070	$215,907	$195,373	$(13,905)	$27,794	$1,140,493		$12,793	$107

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2055 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$140,223	$14,025	$9,694	$(832)	$9,059	$152,781	3,078	$1,068	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	22,789	1,398	1,126	(116)	(1,348)	21,597	265	377	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	34,714	1,764	631	(139)	1,513	37,221	513	352	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	28,225	4,938	3,332	(626)	1,778	30,983	595	280	—
JPMorgan Core Bond Fund Class R6 Shares (a)	6,020	545	—	—	(264)	6,301	623	94	—(b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	18,039	1,617	—	—	(779)	18,877	2,651	335	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,147	75	—	—	35	2,257	382	75	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	68,786	14,323	9,045	(3,075)	(349)	70,640	4,809	1,724	—
JPMorgan Equity Index Fund Class R6 Shares (a)	268,949	28,329	10,192	(1,492)	4,804	290,398	5,044	2,545	61
JPMorgan High Yield Fund Class R6 Shares (a)	2,665	88	11	(1)	(5)	2,736	446	88	—
JPMorgan High Yield Research Enhanced ETF (a)	2,665	17	—	—	14	2,696	61	92	—
JPMorgan U.S. Aggregate Bond ETF (a)	6,025	503	—	—	(263)	6,265	137	87	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c)	15,007	63,667	59,012	—	—	19,662	19,662	212	—
Total	$616,254	$131,289	$93,043	$(6,281)	$14,195	$662,414		$7,329	$61

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2022.

204	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2060 Fund
For the six months ended December 31, 2022
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$54,500	$10,197	$4,083	$(666)	$4,265	$64,213	1,294	$437	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,663	869	579	(54)	(524)	8,375	103	147	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	13,000	2,404	482	(106)	664	15,480	213	142	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,295	2,035	816	(157)	528	12,885	247	114	—
JPMorgan Core Bond Fund Class R6 Shares (a)	2,309	366	—	—	(98)	2,577	255	37	—(b)
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,887	1,119	—	—	(287)	7,719	1,084	131	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	776	28	—	—	12	816	138	27	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	25,704	7,939	3,016	(1,160)	(91)	29,376	2,000	725	—
JPMorgan Equity Index Fund Class R6 Shares (a)	100,069	21,833	2,129	(423)	1,427	120,777	2,098	1,034	25
JPMorgan High Yield Fund Class R6 Shares (a)	963	158	—	—	(2)	1,119	182	33	—
JPMorgan High Yield Research Enhanced ETF (a)	963	133	—	—	6	1,102	25	35	—
JPMorgan U.S. Aggregate Bond ETF (a)	2,304	355	—	—	(97)	2,562	56	34	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (a) (c)	11,956	37,554	41,277	—	—	8,233	8,233	114	—
Total	$239,389	$84,990	$52,382	$(2,566)	$5,803	$275,234		$3,010	$25

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2022.

JPMorgan SmartRetirement® Blend 2065 Fund
For the six months ended December 31, 2022
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (b)	$—	$224	$25	$3	$20	$222	5	$2	$—
JPMorgan BetaBuilders MSCI US REIT ETF (b)	—	27	—	—	—(c)	27	—	—(c)	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (b)	—	58	59	1	—	—	—	—	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (b)	—	50	49	(1)	—	—	—	—	—
JPMorgan Core Bond Fund Class R6 Shares (b)	—	10	—	—	—(c)	10	1	—(c)	—
JPMorgan Core Plus Bond Fund Class R6 Shares (b)	—	28	—	—	1	29	4	—(c)	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	—	4	—	—	—(c)	4	1	—(c)	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (b)	—	95	12	1	7	91	6	2	—(c)
JPMorgan Equity Index Fund Class R6 Shares (b)	—	483	21	—(c)	(3)	459	8	2	—(c)

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
JPMorgan SmartRetirement® Blend 2065 Fund (continued)
For the six months ended December 31, 2022
Security Description	Value at November 1, 2022(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2022	Shares at December 31, 2022	Dividend Income	Capital Gain Distributions
JPMorgan High Yield Fund Class R6 Shares (b)	$—	$4	$—	$—	$—(c)	$4	1	$—(c)	$—
JPMorgan High Yield Research Enhanced ETF (b)	—	4	—	—	—(c)	4	—	—(c)	—
JPMorgan U.S. Aggregate Bond ETF (b)	—	10	—	—	—(c)	10	—	—(c)	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 4.12% (b) (d)	—	502	454	—	—	48	48	—(c)	—
Total	$—	$1,499	$620	$4	$25	$908		$6	$—(c)

(a)	Commencement of operations was November 1, 2022.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than one thousand.
(d)	The rate shown is the current yield as of December 31, 2022.
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
F. Futures Contracts— The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risks associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

206	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the six months ended December 31, 2022:
	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2015 Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
Futures Contracts:
Average Notional Balance Long	$—	$—	$—	$26,630
Average Notional Balance Short	(23,530)	(849)	(39,371)	(43,597)
Ending Notional Balance Long	—	—	—	29,734
Ending Notional Balance Short	(24,285)	(952)	(39,576)	(50,577)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund
Futures Contracts:
Average Notional Balance Long	$31,486	$30,399	$20,232	$15,695
Average Notional Balance Short	(54,927)	(52,854)	(55,929)	(44,850)
Ending Notional Balance Long	36,684	35,333	22,590	18,342
Ending Notional Balance Short	(67,759)	(68,959)	(71,145)	(58,947)

	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts:
Average Notional Balance Long	$12,426	$7,134	$4,415
Average Notional Balance Short	(33,879)	(17,981)	(6,633)
Ending Notional Balance Long	14,288	8,302	3,475
Ending Notional Balance Short	(44,356)	(23,583)	(9,874)
G. Offering and Organization Costs — Total offering costs of $131 incurred in connection with the offering of shares of JPMorgan SmartRetirement® Blend 2065 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund , if any, are/were recorded as an expense at the time the Fund commenced operations. For the six months ended December 31, 2022, total offering costs amortized were $22.
H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
I. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2022 are as follows:
	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$—(a)	$—(a)	$—(a)	$—(a)	$—(a)	$4	$4
JPMorgan SmartRetirement® Blend 2015 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	6	6
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	—(a)	—(a)	1	—(a)	—(a)	9	10
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	1	11	12
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	1	12	13
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	1	11	12
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	8	8
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	7	7
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	1	5	6
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	4	4
JPMorgan SmartRetirement® Blend 2065 Fund
Transfer agency fees	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)	—(a)

(a)	Amount rounds to less than one thousand.
The Funds invested in Underlying Funds and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in  Note 3.F.

208	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of December 31, 2022, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2022, the effective annualized rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class R2	Class R3
0.50	0.25
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements— The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:
Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%
The expense limitation agreements were in effect for the six months ended December 31, 2022 and the contractual expense limitation percentages in the table above  are in place until at least October 31, 2023.
The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.
For the six months ended December 31, 2022, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$419	$89	$—(a)	$508	$105
JPMorgan SmartRetirement® Blend 2015 Fund	17	8	—(a)	25	109
JPMorgan SmartRetirement® Blend 2020 Fund	741	128	—(a)	869	138
JPMorgan SmartRetirement® Blend 2025 Fund	1,335	197	1	1,533	164
JPMorgan SmartRetirement® Blend 2030 Fund	1,625	228	1	1,854	51
JPMorgan SmartRetirement® Blend 2035 Fund	1,551	220	1	1,772	169
JPMorgan SmartRetirement® Blend 2040 Fund	1,383	199	1	1,583	119
JPMorgan SmartRetirement® Blend 2045 Fund	1,082	169	—(a)	1,251	3
JPMorgan SmartRetirement® Blend 2050 Fund	824	140	—(a)	964	2
JPMorgan SmartRetirement® Blend 2055 Fund	489	98	—(a)	587	11
JPMorgan SmartRetirement® Blend 2060 Fund	196	65	1	262	43
JPMorgan SmartRetirement® Blend 2065 Fund	—(a)	—(a)	—(a)	—(a)	51

(a)	Amount rounds to less than one thousand.
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the six months ended December 31, 2022, the amount of these reimbursements were as follows:

JPMorgan SmartRetirement® Blend Income Fund	$1
JPMorgan SmartRetirement® Blend 2015 Fund	1
JPMorgan SmartRetirement® Blend 2020 Fund	1
JPMorgan SmartRetirement® Blend 2025 Fund	1
JPMorgan SmartRetirement® Blend 2030 Fund	1
JPMorgan SmartRetirement® Blend 2035 Fund	1
JPMorgan SmartRetirement® Blend 2040 Fund	1

210	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

JPMorgan SmartRetirement® Blend 2045 Fund	$1
JPMorgan SmartRetirement® Blend 2050 Fund	1
JPMorgan SmartRetirement® Blend 2055 Fund	1
JPMorgan SmartRetirement® Blend 2060 Fund	1
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the six months ended December 31, 2022, JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2015 Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the six months ended December 31, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$49,782	$86,878	$23,056	$19,114
JPMorgan SmartRetirement® Blend 2015 Fund	1,903	7,201	1,961	2,185
JPMorgan SmartRetirement® Blend 2020 Fund	69,082	162,775	34,935	28,987
JPMorgan SmartRetirement® Blend 2025 Fund	134,666	269,629	67,651	44,165
JPMorgan SmartRetirement® Blend 2030 Fund	180,908	270,273	54,519	47,919
JPMorgan SmartRetirement® Blend 2035 Fund	185,023	207,840	30,894	23,311
JPMorgan SmartRetirement® Blend 2040 Fund	135,096	143,258	5,571	4,929
JPMorgan SmartRetirement® Blend 2045 Fund	112,633	108,977	4,585	4,021
JPMorgan SmartRetirement® Blend 2050 Fund	105,269	84,719	3,587	3,121
JPMorgan SmartRetirement® Blend 2055 Fund	67,620	34,029	1,895	1,863
JPMorgan SmartRetirement® Blend 2060 Fund	47,434	11,102	756	790
JPMorgan SmartRetirement® Blend 2065 Fund	1,105	165	—	—

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	211

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2022 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$537,511	$22,215	$38,050	$(15,835)
JPMorgan SmartRetirement® Blend 2015 Fund	21,432	299	1,538	(1,239)
JPMorgan SmartRetirement® Blend 2020 Fund	946,095	39,980	69,831	(29,851)
JPMorgan SmartRetirement® Blend 2025 Fund	1,736,048	98,226	119,353	(21,127)
JPMorgan SmartRetirement® Blend 2030 Fund	2,078,367	145,699	122,703	22,996
JPMorgan SmartRetirement® Blend 2035 Fund	1,993,899	135,559	102,619	32,940
JPMorgan SmartRetirement® Blend 2040 Fund	1,758,810	141,148	71,369	69,779
JPMorgan SmartRetirement® Blend 2045 Fund	1,415,669	110,209	45,343	64,866
JPMorgan SmartRetirement® Blend 2050 Fund	1,087,470	88,714	31,012	57,702
JPMorgan SmartRetirement® Blend 2055 Fund	636,757	45,587	17,544	28,043
JPMorgan SmartRetirement® Blend 2060 Fund	280,415	4,158	8,422	(4,264)
JPMorgan SmartRetirement® Blend 2065 Fund	991	28	6	22
At June 30, 2022, the Funds did not have any net capital loss carryforwards.
Net capital losses (gains) and specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2022, the following Funds deferred to July 1, 2022 the following net capital losses (gains) and specified ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term	Long-Term
JPMorgan SmartRetirement® Blend Income Fund	$3,685	$10,191	$23
JPMorgan SmartRetirement® Blend 2015 Fund	212	427	4
JPMorgan SmartRetirement® Blend 2020 Fund	6,572	19,155	31
JPMorgan SmartRetirement® Blend 2025 Fund	11,654	30,945	80
JPMorgan SmartRetirement® Blend 2030 Fund	12,431	29,315	40
JPMorgan SmartRetirement® Blend 2035 Fund	10,762	10,473	32
JPMorgan SmartRetirement® Blend 2040 Fund	7,089	2,980	57
JPMorgan SmartRetirement® Blend 2045 Fund	7,096	(1,317)	64
JPMorgan SmartRetirement® Blend 2050 Fund	5,451	(766)	44
JPMorgan SmartRetirement® Blend 2055 Fund	3,573	(749)	23
JPMorgan SmartRetirement® Blend 2060 Fund	985	(45)	15
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

212	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the six months ended December 31, 2022. Average borrowings from the Facility during the six months ended December 31, 2022 were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement® Blend 2045 Fund	$2,902	4.56%	1	$—(a)

(a)	Amount rounds to less than one thousand.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds, except for JPMorgan SmartRetirement® Blend 2065 Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Funds did not utilize the Credit Facility during the six months ended December 31, 2022.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	213

NOTES TO FINANCIAL STATEMENTS
AS OF December 31, 2022  (Unaudited) (continued)
(Dollar values in thousands)
As of December 31, 2022, the following Funds had  individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	—	—%	2	55.6%
JPMorgan SmartRetirement® Blend 2015 Fund	1	95.3	—	—
JPMorgan SmartRetirement® Blend 2020 Fund	—	—	2	62.0
JPMorgan SmartRetirement® Blend 2025 Fund	—	—	2	60.8
JPMorgan SmartRetirement® Blend 2030 Fund	—	—	2	61.3
JPMorgan SmartRetirement® Blend 2035 Fund	—	—	2	64.9
JPMorgan SmartRetirement® Blend 2040 Fund	—	—	2	65.0
JPMorgan SmartRetirement® Blend 2045 Fund	—	—	2	65.8
JPMorgan SmartRetirement® Blend 2050 Fund	—	—	2	64.0
JPMorgan SmartRetirement® Blend 2055 Fund	—	—	2	59.2
JPMorgan SmartRetirement® Blend 2060 Fund	—	—	2	51.1
JPMorgan SmartRetirement® Blend 2065 Fund	1	100.0	—	—
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of December 31, 2022, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:
% of Net Assets
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	86.1
JPMorgan BetaBuilders International Equity ETF	80.0
JPMorgan Equity Index Fund	60.9
JPMorgan U.S. Aggregate Bond ETF	47.3
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	41.1
JPMorgan Emerging Markets Research Enhanced Equity Fund	37.8
JPMorgan BetaBuilders MSCI US REIT ETF	37.4
JPMorgan Inflation Managed Bond ETF	22.5
JPMorgan High Yield Research Enhanced ETF	15.0
The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

214	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund's loans, notes, derivatives and other instruments or investments comprising some or all of a Fund's investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of a Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for a Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments.
The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.
8. Subsequent Events
On February 9, 2023 , the Board approved the liquidation of JPMorgan SmartRetirement® Blend 2015 Fund, which will occur on or about October 25, 2023.
As of February 16, 2023, JPMorgan SmartRetirement® Blend 2015 Fund no longer accepted purchases from new investors and effective October 23, 2023, will no longer accept additional purchases by existing shareholders.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	215

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds  and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2022, and continued to hold your shares at the end of the reporting period, December 31, 2022.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees  and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual *	$1,000.00	$1,000.00	$1.51	0.30%
Hypothetical *	1,000.00	1,023.69	1.53	0.30
Class R2
Actual *	1,000.00	997.50	4.03	0.80
Hypothetical *	1,000.00	1,021.17	4.08	0.80
Class R3
Actual *	1,000.00	999.10	2.77	0.55
Hypothetical *	1,000.00	1,022.43	2.80	0.55
Class R4
Actual *	1,000.00	1,000.40	1.51	0.30
Hypothetical *	1,000.00	1,023.69	1.53	0.30
Class R5
Actual *	1,000.00	1,001.20	0.76	0.15
Hypothetical *	1,000.00	1,024.45	0.77	0.15
Class R6
Actual *	1,000.00	1,001.70	0.25	0.05
Hypothetical *	1,000.00	1,024.95	0.26	0.05
JPMorgan SmartRetirement® Blend 2015 Fund
Class I
Actual *	1,000.00	1,001.30	1.46	0.29
Hypothetical *	1,000.00	1,023.74	1.48	0.29
Class R2
Actual *	1,000.00	998.80	4.03	0.80
Hypothetical *	1,000.00	1,021.17	4.08	0.80

216	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2015 Fund (continued)
Class R3
Actual *	$1,000.00	$1,000.00	$2.77	0.55%
Hypothetical *	1,000.00	1,022.43	2.80	0.55
Class R4
Actual *	1,000.00	1,001.10	1.46	0.29
Hypothetical *	1,000.00	1,023.74	1.48	0.29
Class R5
Actual *	1,000.00	1,002.00	0.71	0.14
Hypothetical *	1,000.00	1,024.50	0.71	0.14
Class R6
Actual *	1,000.00	1,003.00	0.20	0.04
Hypothetical *	1,000.00	1,025.00	0.20	0.04
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual *	1,000.00	999.70	1.51	0.30
Hypothetical *	1,000.00	1,023.69	1.53	0.30
Class R2
Actual *	1,000.00	997.40	4.03	0.80
Hypothetical *	1,000.00	1,021.17	4.08	0.80
Class R3
Actual *	1,000.00	999.20	2.77	0.55
Hypothetical *	1,000.00	1,022.43	2.80	0.55
Class R4
Actual *	1,000.00	1,000.00	1.51	0.30
Hypothetical *	1,000.00	1,023.69	1.53	0.30
Class R5
Actual *	1,000.00	1,001.30	0.76	0.15
Hypothetical *	1,000.00	1,024.45	0.77	0.15
Class R6
Actual *	1,000.00	1,001.40	0.25	0.05
Hypothetical *	1,000.00	1,024.95	0.26	0.05
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual *	1,000.00	1,002.90	1.57	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31
Class R2
Actual *	1,000.00	1,000.90	4.09	0.81
Hypothetical *	1,000.00	1,021.12	4.13	0.81
Class R3
Actual *	1,000.00	1,002.10	2.83	0.56
Hypothetical *	1,000.00	1,022.38	2.85	0.56
Class R4
Actual *	1,000.00	1,002.90	1.57	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31
Class R5
Actual *	1,000.00	1,004.40	0.81	0.16
Hypothetical *	1,000.00	1,024.40	0.82	0.16
Class R6
Actual *	1,000.00	1,004.60	0.30	0.06
Hypothetical *	1,000.00	1,024.90	0.31	0.06

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	217

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual *	$1,000.00	$1,008.60	$1.62	0.32%
Hypothetical *	1,000.00	1,023.59	1.63	0.32
Class R2
Actual *	1,000.00	1,006.10	4.15	0.82
Hypothetical *	1,000.00	1,021.07	4.18	0.82
Class R3
Actual *	1,000.00	1,007.60	2.88	0.57
Hypothetical *	1,000.00	1,022.33	2.91	0.57
Class R4
Actual *	1,000.00	1,008.60	1.62	0.32
Hypothetical *	1,000.00	1,023.59	1.63	0.32
Class R5
Actual *	1,000.00	1,009.70	0.86	0.17
Hypothetical *	1,000.00	1,024.35	0.87	0.17
Class R6
Actual *	1,000.00	1,009.90	0.35	0.07
Hypothetical *	1,000.00	1,024.85	0.36	0.07
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual *	1,000.00	1,014.30	1.57	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31
Class R2
Actual *	1,000.00	1,011.40	4.11	0.81
Hypothetical *	1,000.00	1,021.12	4.13	0.81
Class R3
Actual *	1,000.00	1,013.10	2.84	0.56
Hypothetical *	1,000.00	1,022.38	2.85	0.56
Class R4
Actual *	1,000.00	1,014.30	1.57	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31
Class R5
Actual *	1,000.00	1,015.00	0.81	0.16
Hypothetical *	1,000.00	1,024.40	0.82	0.16
Class R6
Actual *	1,000.00	1,015.60	0.30	0.06
Hypothetical *	1,000.00	1,024.90	0.31	0.06
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual *	1,000.00	1,018.40	1.58	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31
Class R2
Actual *	1,000.00	1,016.00	4.12	0.81
Hypothetical *	1,000.00	1,021.12	4.13	0.81
Class R3
Actual *	1,000.00	1,017.30	2.85	0.56
Hypothetical *	1,000.00	1,022.38	2.85	0.56
Class R4
Actual *	1,000.00	1,018.80	1.58	0.31
Hypothetical *	1,000.00	1,023.64	1.58	0.31

218	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2040 Fund (continued)
Class R5
Actual *	$1,000.00	$1,019.20	$0.81	0.16%
Hypothetical *	1,000.00	1,024.40	0.82	0.16
Class R6
Actual *	1,000.00	1,019.80	0.31	0.06
Hypothetical *	1,000.00	1,024.90	0.31	0.06
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual *	1,000.00	1,021.70	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R2
Actual *	1,000.00	1,018.70	4.22	0.83
Hypothetical *	1,000.00	1,021.02	4.23	0.83
Class R3
Actual *	1,000.00	1,019.90	2.95	0.58
Hypothetical *	1,000.00	1,022.28	2.96	0.58
Class R4
Actual *	1,000.00	1,021.50	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R5
Actual *	1,000.00	1,022.20	0.92	0.18
Hypothetical *	1,000.00	1,024.30	0.92	0.18
Class R6
Actual *	1,000.00	1,022.50	0.41	0.08
Hypothetical *	1,000.00	1,024.80	0.41	0.08
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual *	1,000.00	1,022.00	1.73	0.34
Hypothetical *	1,000.00	1,023.49	1.73	0.34
Class R2
Actual *	1,000.00	1,019.20	4.22	0.83
Hypothetical *	1,000.00	1,021.02	4.23	0.83
Class R3
Actual *	1,000.00	1,020.40	2.95	0.58
Hypothetical *	1,000.00	1,022.28	2.96	0.58
Class R4
Actual *	1,000.00	1,021.80	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R5
Actual *	1,000.00	1,022.60	0.92	0.18
Hypothetical *	1,000.00	1,024.30	0.92	0.18
Class R6
Actual *	1,000.00	1,022.90	0.41	0.08
Hypothetical *	1,000.00	1,024.80	0.41	0.08
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual *	1,000.00	1,021.80	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R2
Actual *	1,000.00	1,019.40	4.22	0.83
Hypothetical *	1,000.00	1,021.02	4.23	0.83

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2055 Fund (continued)
Class R3
Actual *	$1,000.00	$1,020.40	$3.00	0.59%
Hypothetical *	1,000.00	1,022.23	3.01	0.59
Class R4
Actual *	1,000.00	1,021.80	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R5
Actual *	1,000.00	1,022.90	0.92	0.18
Hypothetical *	1,000.00	1,024.30	0.92	0.18
Class R6
Actual *	1,000.00	1,023.20	0.41	0.08
Hypothetical *	1,000.00	1,024.80	0.41	0.08
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual *	1,000.00	1,022.60	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R2
Actual *	1,000.00	1,020.30	4.28	0.84
Hypothetical *	1,000.00	1,020.97	4.28	0.84
Class R3
Actual *	1,000.00	1,021.40	3.01	0.59
Hypothetical *	1,000.00	1,022.23	3.01	0.59
Class R4
Actual *	1,000.00	1,022.70	1.68	0.33
Hypothetical *	1,000.00	1,023.54	1.68	0.33
Class R5
Actual *	1,000.00	1,023.70	0.92	0.18
Hypothetical *	1,000.00	1,024.30	0.92	0.18
Class R6
Actual *	1,000.00	1,024.30	0.41	0.08
Hypothetical *	1,000.00	1,024.80	0.41	0.08
JPMorgan SmartRetirement® Blend 2065 Fund
Class I
Actual **	1,000.00	1,031.10	0.45	0.27
Hypothetical *	1,000.00	1,023.84	1.38	0.27
Class R2
Actual **	1,000.00	1,030.30	1.28	0.77
Hypothetical *	1,000.00	1,021.32	3.92	0.77
Class R3
Actual **	1,000.00	1,030.70	0.87	0.52
Hypothetical *	1,000.00	1,022.58	2.65	0.52
Class R4
Actual **	1,000.00	1,031.10	0.45	0.27
Hypothetical *	1,000.00	1,023.84	1.38	0.27
Class R5
Actual **	1,000.00	1,031.40	0.20	0.12
Hypothetical *	1,000.00	1,024.60	0.61	0.12

220	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2065 Fund (continued)
Class R6
Actual **	$1,000.00	$1,031.50	$0.03	0.02%
Hypothetical *	1,000.00	1,025.10	0.10	0.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**
Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by
60/365 (to reflect the actual period). Commencement of operations was November 1, 2022.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	221

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making.  Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee, and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of the continuation of the investment advisory agreements.  The Board also met for the specific purpose of considering investment advisory agreement annual renewals.  The Board held meetings on June 21-22, 2022 and August  9-11, 2022, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”).  At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”).  Each investment committee reported to the full Board, which then considered each investment committee’s preliminary findings.  At the August meeting, the Trustees continued their review and consideration.  The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2022.
As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser.  This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks, and analyses by the Adviser of the Funds’ and Underlying Funds’ performance.  In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds (including certain ETFs, beginning in February 2022) provided by an independent investment consulting firm (“independent consultant”).  In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”).  The Trustees’ independent consultant also provided additional quantitative and statistical analyses of the Funds and certain Underlying Funds, including risk and performance return assessments as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers.  Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements.  The Trustees also discussed the Advisory Agreements with independent legal counsel in executive sessions at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process.  From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.
After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances, and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement.  The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process.  Among other things, the Trustees considered:
(i)    The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)    The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each of the Funds and Underlying Funds, including personnel changes, if any;
(iii)   The investment strategy for each Fund, and the infrastructure supporting the portfolio management teams;
(iv)   Information about the structure and distribution strategy for each Fund and how it fits with the Trust’s other fund

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offerings;
(v)    The administration services provided by the Adviser in its role as Administrator;
(vi)   Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)   The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, as applicable;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)    The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes  designed to improve investment results and the services provided to each Fund and Underlying Funds; and
(xi)   The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Funds and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates success in  continuing to provide services to the Funds and their shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.
Costs of Services Provided and Profitability to the Adviser and its Affiliates
The Trustees received and considered information regarding the profitability to the Adviser and its affiliates from providing services to the Funds and Underlying Funds.  The Trustees reviewed and discussed this information.  The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services.  Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser and reviewed with the Board.  The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the
Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.
The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for each Fund and/or Underlying Funds, and the profitability of the arrangements to JPMCB.
 Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds' operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable.  The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds.  The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Funds may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase.  The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints.  The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale.  The Trustees also noted that certain other Funds that had achieved scale as asset levels had increased no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale

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(Unaudited) (continued)
through lower average expenses.  The Trustees noted that the fees remain satisfactory relative to peer funds.  The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds.  The Trustees further considered the Adviser's and JPMDS's ongoing investments in their business in support of the Funds, including the Adviser's and/or JPMDS's investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable.  The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets.  The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.  The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable,  institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees receive and consider information about the Funds’ performance throughout the year. In addition, the Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge.  The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe comprised of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for the Funds by the Trustees’ independent consultant.  The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable.  The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class I shares was in the fourth and third quintiles of the Peer Group for the one- and three-year periods  ended December 31, 2021, respectively, and in the third quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fourth, third and third quintiles of the Peer Group for the one-, three- and five-year periods ended December 31, 2021, respectively, and in second quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

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The Trustees noted that the SmartRetirement Blend 2015 Fund’s performance for Class I shares was in the fifth quintile of the Universe, for each of the one-, three- and five-year periods ended December 31, 2021.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fifth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the fourth, fifth and fifth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class R6 shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class I shares was in the fifth, fifth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the fifth, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class R6 shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class I shares was in the fifth and fourth quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the fourth quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fifth, fifth and fourth  quintiles of the Peer Group, and in the fourth, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class I shares was in the fifth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the fourth quintile of the Universe for each of the one-, three- and five-year periods ended December 31, 2021.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class I shares was in the fourth and fifth quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively. Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups.  The Trustees

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(Unaudited) (continued)
noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the third, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class I shares was in the fourth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fourth quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the third, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class I shares was in the fourth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the third, fourth and fourth quintiles of the Peer Group, and in the first, fourth and third quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class I shares was in the fourth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in in the fourth quintile of the Peer Group for each of the one-, three- and five-year periods ended December 31, 2021, and in the second, fourth and third quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class I shares was in the fourth quintile of the Peer Group for both the one- and three-year periods ended December 31, 2021, and in the second, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles of the Peer Group, and in the second, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was

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satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
The Trustees noted that the SmartRetirement Blend 2060 Fund’s performance for Class I shares was in the third and fourth quintiles of the Peer Group for the one- and three-year periods ended December 31, 2021, respectively, and in the third, fourth and fourth quintiles of the Universe for the one-, three- and five-year periods ended December 31, 2021, respectively.  Broadridge did not calculate a quintile ranking for the Peer Group for Class I shares for the five-year period due to the limited number of funds in the Peer Groups. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fourth quintiles of the Peer Group, and in the second, fourth and fourth quintiles of the Universe, for the one-, three- and five-year periods ended December 31, 2021, respectively.  The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant.  Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.  The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s Money Market and Alternative Products Committee at each of its regularly scheduled meetings over the course of the next year.
 Advisory Fees and Expense Ratios
The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund.  The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group quintile rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements.  The Trustees recognized that it can be difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:
The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expense for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2015 Fund’s net advisory fee for Class I shares was in the first quintile of the Universe, and that the actual total expenses for Class I shares were in the third quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee for Class I shares was in the first quintile of the Universe, and that the actual total expenses for Class I shares were in the second quintile of the Universe.  Broadridge did not calculate quintile rankings for the Peer Group for Class I shares of this Fund due to the limited number of funds in the Peer Groups. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for Class I shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in first

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(Unaudited) (continued)
and the second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 Shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee for Class I shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile of both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintile of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee for Class I shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile of both the Peer Group and Universe.  The Trustees noted that the net advisory fee for Class R6 shares was in the third and fourth quintiles of the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in

228	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.
The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee for Class I shares was in the first quintile of both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles of the Peer Group and Universe, respectively.  The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile of both the Peer Group and Universe.  After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	229

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited)
The Board of Trustees (the “Board” or the “Trustees”) has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. Effective January 2022, the Board consolidated with the J.P. Morgan Exchange-Traded Fund Trust Board and now consists of Trustees from both Boards. The Board and its investment committees (Money Market and Alternative Products Committee, Equity Committee and Fixed Income Committee) met regularly throughout the year and, at each meeting, considered factors that are relevant to their annual consideration of investment advisory agreements.  The Board also met for the specific purpose of considering approval of initial advisory agreements for new funds.  At their August 9-11, 2022, meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial advisory agreement (the “New Advisory Agreement”) for the JPMorgan SmartRetirement Blend 2065 Fund (the “Fund”).
In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel.  Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreement.  The Trustees also discussed the proposed New Advisory Agreement with independent legal counsel in an executive session at which no representatives of the Adviser were present.
A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.
The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement.  Each Trustee attributed different weights to the various factors and no factor alone was considered determinative.  After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.
Nature, Extent and Quality of Services Provided by the Adviser
In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees' experience with the Adviser and its services.  Among other things, the Trustees considered:
(i)    The background and experience of the Adviser’s senior management and investment personnel, including personnel changes, if any;
(ii)    The qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the underlying funds in which the Fund invests ("Underlying Funds"), including personnel changes, if any;
(iii)   The investment strategy for the Fund, and the infrastructure supporting the portfolio management team;
(iv)   Information about the structure and distribution strategy for the Fund and how it fits with the Trusts' other fund offerings;
(v)    The administration services provided by the Adviser in its role as Administrator;
(vi)   Their knowledge of the nature and quality of the services provided by the Adviser and its affiliates gained from their experience as Trustees of the Trusts and in the financial industry generally;
(vii)   The overall reputation and capabilities of the Adviser and its affiliates;
(viii)  The commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, as applicable;
(ix)   Their overall confidence in the Adviser’s integrity;
(x)    The Adviser’s responsiveness to requests for additional information, questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes  designed to improve investment results and the services provided to the Fund and Underlying Funds; and
(xi)   The Adviser’s business continuity plan and steps the Adviser and its affiliates have taken to provide ongoing services to the Fund and Underlying Funds, as applicable, during the COVID-19 pandemic, and the Adviser’s and its affiliates' success in  continuing to provide services to the Fund and its shareholders throughout this period.
Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.
The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administration services,

230	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

respectively.  The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances).  The Trustees also considered the fees earned by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Adviser, for custody, fund accounting and other related services for the Fund, and the profitability of the arrangements to JPMCB.
 Fall-Out Benefits
The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund.  The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser, including the benefits to be received by the Adviser and its affiliates in connection with the Underlying Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.
Economies of Scale
The Trustees considered the extent to which the Fund may benefit from potential economies of scale.  The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.  The Trustees also considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Adviser will implement contractual expense limitations and fee waivers (“Fee Caps”) which will allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds.
The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.  The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level, was reasonable.  The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.
Fees Relative to Adviser’s Other Clients
The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including, to the extent applicable, institutional separate accounts, collective investment trusts, other registered investment companies and/or private funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund.  The Trustees considered the complexity of investment management for registered investment companies relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients.  The Trustees considered that serving as an adviser to a registered investment company involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund.  The Trustees also noted that the adviser, not the applicable registered investment company, typically bears the sub-advisory fee and that many responsibilities related to the advisory function are typically retained by the primary adviser.  The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.
Investment Performance
The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.
Advisory Fees and Expense Ratios
The Trustees considered the reasonableness of the investment advisory and expense ratio of the Fund and Underlying Funds with respect to the Fund.  The Trustees also considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together,

December 31, 2022	JPMorgan SmartRetirement® Blend Funds	231

BOARD APPROVAL OF INITIAL INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)
“Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as the Fund.  The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates.  The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund.  The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate and net expense ratio for each share class, as applicable, after taking into account any projected waivers and/or reimbursements.  The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.
The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds.  After considering all of the factors identified above, in light of the information, the Trustees concluded that the Fund’s proposed advisory fee was satisfactory.

232	JPMorgan SmartRetirement® Blend Funds	December 31, 2022

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Portfolio’s policies and procedures with respect to the disclosure of each Funds' holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of t e matter voted on for each portfolio security, and will state how eachvote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. December 2022.
SAN-SRB-1222

ITEM 2. CODE OF ETHICS.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 2, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 2, 2023